Exhibit 10.1

CREDIT AGREEMENT

Dated as of March 20, 2009

among

FOOT LOCKER, INC.,
as the Borrower,

The Guarantors Named Herein,

BANK OF AMERICA, N.A.
as Administrative Agent, Collateral Agent, Swing Line Lender
and
L/C Issuer,

and

The Other Lenders Party Hereto

JPMORGAN CHASE BANK, N.A. and WELLS FARGO RETAIL FINANCE, LLC,
as Co-Syndication Agents

U.S. BANK NATIONAL ASSOCIATION,
as Documentation Agent

BANC OF AMERICA SECURITIES LLC and J.P. MORGAN SECURITIES INC.,
as Joint Lead Arrangers and Joint Bookrunners

(i)

5.08	Ownership of Property; Liens	75
5.09	Environmental Compliance	76
5.10	Insurance	76
5.11	Taxes	76
5.12	ERISA Compliance	77
5.13	Subsidiaries; Equity Interests	77
5.14	Margin Regulations; Investment Company Act	78
5.15	Disclosure	78
5.16	Compliance with Laws	78
5.17	Intellectual Property	78
5.18	Labor Matters	78
5.19	Security Documents	79
5.20	Solvency	79
5.21	Deposit Accounts; Credit Card Arrangements	79
5.22	Brokers	80
5.23	Customer and Trade Relations	80
5.24	Casualty	80

ARTICLE VI AFFIRMATIVE COVENANTS		80

6.01	Financial Statements	80
6.02	Certificates; Other Information	81
6.03	Notices	83
6.04	Payment of Obligations	84
6.05	Preservation of Existence, Etc.	84
6.06	Maintenance of Properties	84
6.07	Maintenance of Insurance	85
6.08	Compliance with Laws	86
6.09	Books and Records; Accountants	86
6.10	Inspection Rights	86
6.11	Use of Proceeds	87
6.12	Additional Loan Parties	87
6.13	Cash Management	87
6.14	Information Regarding the Collateral	89
6.15	Physical Inventories	89
6.16	Environmental Laws	89
6.17	Further Assurances	90
6.18	Compliance with Terms of Leaseholds	90

ARTICLE VII NEGATIVE COVENANTS		90

7.01	Liens	90
7.02	Investments	90
7.03	Indebtedness; Disqualified Stock	91
7.04	Fundamental Changes	91
7.05	Dispositions	91
7.06	Restricted Payments	91
7.07	Prepayments of Indebtedness	92
7.08	Change in Nature of Business	92
7.09	Transactions with Affiliates	92
7.10	Burdensome Agreements	92
7.11	Use of Proceeds	93
7.12	Amendment of Material Documents	93

(ii)

7.13	Fiscal Year	93
7.14	Deposit Accounts; Credit Card Processors	93
7.15	Adjusted Consolidated Fixed Charge Coverage Ratio	94

ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES		94

8.01	Events of Default	94
8.02	Remedies Upon Event of Default	96
8.03	Application of Funds	97

ARTICLE IX ADMINISTRATIVE AGENT		98

9.01	Appointment and Authority	98
9.02	Rights as a Lender	99
9.03	Exculpatory Provisions	99
9.04	Reliance by Agents	100
9.05	Delegation of Duties	100
9.06	Resignation of Agents	100
9.07	Non-Reliance on Administrative Agent and Other Lenders	101
9.08	No Other Duties, Etc.	101
9.09	Administrative Agent May File Proofs of Claim	102
9.10	Collateral and Guaranty Matters	102
9.11	Notice of Transfer	103
9.12	Reports and Financial Statements	103
9.13	Agency for Perfection	104
9.14	Indemnification of Agents	104
9.15	Relation among Lenders	104
9.16	Defaulting Lender	104

ARTICLE X MISCELLANEOUS		105

10.01	Amendments, Etc.	105
10.02	Notices; Effectiveness; Electronic Communications	107
10.03	No Waiver; Cumulative Remedies	108
10.04	Expenses; Indemnity; Damage Waiver	109
10.05	Payments Set Aside	110
10.06	Successors and Assigns	111
10.07	Treatment of Certain Information; Confidentiality	114
10.08	Right of Setoff	115
10.09	Interest Rate Limitation	115
10.10	Counterparts; Integration; Effectiveness	115
10.11	Survival	116
10.12	Severability	116
10.13	Replacement of Lenders	116
10.14	Governing Law; Jurisdiction; Etc.	117
10.15	Waiver of Jury Trial	118
10.16	No Advisory or Fiduciary Responsibility	118
10.17	USA PATRIOT Act Notice	118
10.18	Foreign Asset Control Regulations	119
10.19	Time of the Essence	119
10.20	Press Releases	119
10.21	Additional Waivers	120
10.22	No Strict Construction	121
10.23	Attachments	121

(iii)

SIGNATURES	S-1

(iv)

SCHEDULES

1.01	Guarantors
1.02	Immaterial Subsidiaries
2.01	Commitments and Applicable Percentages
4.01	Security Documents and other Loan Documents delivered on Closing Date
5.01	Loan Parties Organizational Information
5.05	Supplement to Interim Financial Statements
5.06	Litigation
5.08(b)(1)	Owned Real Estate
5.08(b)(2)	Leased Real Estate
5.09	Environmental Matters
5.10	Insurance
5.13	Subsidiaries; Other Equity Investments
5.17	Intellectual Property Matters
5.18	Collective Bargaining Agreements
5.21(a)	DDAs
5.21(b)	Credit Card Arrangements
6.02	Financial and Collateral Reporting
7.01	Existing Liens
7.02	Existing Investments
7.03	Existing Indebtedness
10.02	Administrative Agent’s Office; Certain Addresses for Notices

EXHIBITS

Form of

A	Committed Loan Notice
B	Swing Line Loan Notice
C-1	Revolving Note
C-2	Swing Line Note
D	Compliance Certificate
E	Assignment and Assumption
F	Borrowing Base Certificate
G	Collateral Access Agreement
H	Facility Guaranty
I	Credit Card Notification
J	Joinder Agreement

(v)

CREDIT AGREEMENT

          This CREDIT AGREEMENT (“Agreement”) is entered into as of March 20, 2009, among

          FOOT LOCKER, INC., a New York corporation (the “Borrower”),

          the Persons named on Schedule 1.01 hereto (collectively with each other Person that from time to time becomes a “Guarantor” hereunder, the “Guarantors”),

          each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”),

          BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer;

          J.P. MORGAN CHASE BANK, N.A. and WELLS FARGO RETAIL FINANCE, LLC, as Co-Syndication Agents; and

          U.S. BANK NATIONAL ASSOCIATION, as Documentation Agent.

          The Borrower has requested that the Lenders provide a revolving credit facility, and the Lenders have indicated their willingness to lend and the L/C Issuer has indicated its willingness to issue Letters of Credit, in each case on the terms and conditions set forth herein.

          In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

          1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

          “Accelerated Borrowing Base Delivery Event” means either (i) the occurrence and continuance of any Event of Default, or (ii) the failure of the Borrower to maintain Availability at least equal to twenty percent (20%) of the Loan Cap. For purposes of this Agreement, the occurrence of an Accelerated Borrowing Base Delivery Event shall be deemed continuing at the Administrative Agent’s option (i) so long as such Event of Default is continuing, and/or (ii) if the Accelerated Borrowing Base Delivery Event arises as a result of the Borrower’s failure to achieve Availability as required hereunder, until Availability has exceeded twenty percent (20%) of the Loan Cap for sixty (60) consecutive calendar days, in which case an Accelerated Borrowing Base Delivery Event shall no longer be deemed to be continuing for purposes of this Agreement.

          “Accommodation Payment” has the meaning specified in Section 10.21(d).

          “Account” means “Account” as defined in the UCC, and also means a right to payment of a monetary obligation, whether or not earned by performance, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, or (c) arising out of the use of a credit or charge card or information contained on or for use with the card.

          “ACH” means automated clearing house transfers.

          “Acquisition” means, with respect to any Person (a) an Investment in, or a purchase of a Controlling interest in, the Equity Interests of any other Person, (b) a purchase or other acquisition of all or substantially all of the assets or properties of, another Person or of any business unit of another Person, (c) any merger or consolidation of such Person with any other Person or other transaction or series of transactions resulting in the acquisition of all or substantially all of the assets, or a Controlling interest in the Equity Interests, of any Person, or (d) any acquisition of Store locations of any Person for which the aggregate consideration payable in connection with such acquisition is $25,000,000 or more, in each case in any transaction or group of transactions which are part of a common plan.

          “Act” has the meaning specified in Section 10.17.

          “Additional Commitment Lender” shall have the meaning provided in Section 2.15.

          “Adjusted Consolidated EBITDA” means, for any Measurement Period, an amount equal to EBITDA as set forth in Report 210 (as disclosed to the Lenders) of the Borrower’s customary internal financial reports, as calculated in accordance with the Borrower’s customary practices as in effect on the Closing Date.

          “Adjusted Consolidated Fixed Charge Coverage Ratio” means, at any date of determination, the ratio of (a) (i) Adjusted Consolidated EBITDA for the most recently completed Measurement Period plus (ii) dividends received by the Borrower from its foreign Subsidiaries during such period minus (iii) the sum of (x) the Loan Parties’ pro rata share (based on sales of the Loan Parties) of Corporate Capital Expenditures plus (y) the Loan Parties’ pro rata share of Capital Expenditures for U.S. store divisions (but excluding Champs Canada) as set forth on Report 304I (as disclosed to the Lenders) of the Borrower’s customary internal financial reports, minus (iv) the Loan Parties’ pro rata share (based on income of the Loan Parties) of income taxes of the Borrower and its U.S. Subsidiaries set forth on Report 135 (as disclosed to the Lenders) of the Borrower’s customary internal financial reports to (b) the sum of (i) Debt Service Charges plus (ii) the aggregate amount of all Restricted Payments, in each case, of or by the Borrower and its Subsidiaries who are Loan Parties for the most recently completed Measurement Period, all as determined on a Consolidated basis in accordance with the Borrower’s customary accounting practices as in effect on the Closing Date.

           “Adjusted LIBO Rate” means, with respect to any LIBO Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of one percent (1%)) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate. The Adjusted LIBO Rate will be adjusted automatically as to all LIBO Borrowings then outstanding as of the effective date of any change in the Statutory Reserve Rate.

          “Adjustment Date” means the first day of each Fiscal Quarter, commencing May 1, 2009.

          “Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

          “Administrative Agent’s Office” means the Administrative Agent’s address as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

          “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

          “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

          “Agent(s)” means, individually, the Administrative Agent or the Collateral Agent, and collectively means both of them.

          “Agent Parties” has the meaning specified in Section 10.02(c).

          “Aggregate Commitments” means the Commitments of all the Lenders.

          “Agreement” means this Credit Agreement.

          “Allocable Amount” has the meaning specified in Section 10.21(d).

          “Applicable Commitment Fee Percentage” means the applicable percentage set forth in the grid below:

Average daily balance of the Credit Extensions in the immediately preceding Fiscal Quarter	Applicable Commitment Fee Percentage

Less than 50% of the Aggregate Commitments	.75%

Equal to or greater than 50% of the Aggregate Commitments	.50%

          “Applicable Margin” means:

(a) From and after the Closing Date until the first Adjustment Date, the percentages set forth in Level II of the pricing grid below; and

          (b) From and after the first Adjustment Date, the Applicable Margin shall be determined from the following pricing grid based upon the Average Daily Availability as of the Fiscal Quarter ended immediately preceding such Adjustment Date; provided, however, that until the Adjustment Date which is four (4) full Fiscal Quarters after the Closing Date, the Applicable Margin shall not be established at Level I (even if the Average Daily Availability requirements for Level I have been met); provided further that notwithstanding anything to the contrary set forth herein, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and at the direction of the Required Lenders shall, immediately increase the Applicable Margin to that set forth in Level III (even if the Average Daily Availability requirements for a different Level have been met, without limiting the right of the Administrative Agent or the Required Lenders to charge interest at the Default Rate as provided in Section 2.08); provided further if the Borrowing Base Certificates are at any time restated or otherwise revised (including as a result of an audit) or if the information set forth in any Borrowing Base Certificates otherwise proves to be false or incorrect such that the Applicable Margin would have been higher than was otherwise in effect during any period, without constituting a waiver of any Default or Event of Default arising as a result thereof, interest due under this Agreement shall be immediately recalculated at such higher rate for any applicable periods and shall be due and payable on demand.

Level	Average Daily Availability	LIBOR Margin	Base Rate Margin

I	Greater than $130,000,000	3.25%	2.75%

II	Less than $130,000,000 but equal to or greater than $60,000,000	3.50%	3.00%

III	Less than $60,000,000	3.75%	3.25%

          “Applicable Percentage” means with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender’s Commitment at such time. If the commitment of each Lender to make Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02 or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

          “Applicable Rate” means, at any time of calculation, a per annum rate equal to the Applicable Margin for LIBO Rate Loans.

           “Appraised Value” means, with respect to the Loan Parties’ Eligible Inventory, the appraised orderly liquidation value, net of costs and expenses to be incurred in connection with any such liquidation, which value is expressed as a percentage of Cost of the Loan Parties’ Eligible Inventory as set forth in the Loan Parties’ inventory stock ledger, which value shall be determined from time to time by the most recent appraisal undertaken by an independent appraiser engaged by the Administrative Agent.

           “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

          “Arrangers” means, collectively, Banc of America Securities LLC and J.P. Morgan Securities Inc., in their capacities as joint lead arrangers and joint book-runners.

          “Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor.

          “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form approved by the Administrative Agent.

          “Attributable Indebtedness” means, on any date, (a) in respect of any Capital Lease Obligation of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease, agreement or instrument were accounted for as a capital lease.

          “Audited Financial Statements” means the audited consolidated balance sheet of the Borrower and its Subsidiaries for the Fiscal Year ended February 2, 2008, and the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such fiscal year of the Borrower and its Subsidiaries, including the notes thereto.

          “Auto-Extension Letter of Credit” has the meaning specified in Section 2.03(b)(iii).

          “Availability” means, as of any date of determination thereof, the result, if a positive number, of:

                    (a) the Loan Cap as of such date;

Minus

                    (b) the aggregate of the outstanding principal amount of Credit Extensions to, or for the account of, the Borrower on such date.

          “Availability Period” means the period from and including the Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Aggregate Commitments pursuant to Section 2.06, and (c) the date of termination of the commitment of each Lender to make Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.

          “Availability Reserves” means, without duplication of any other Reserves or items that are otherwise addressed or excluded through eligibility criteria, such reserves as the Administrative Agent from time to time determines in its Permitted Discretion, as being appropriate (a) to reflect the impediments to the Agents’ ability to realize upon the Collateral, (b) to reflect claims and liabilities that the Administrative Agent determines in its Permitted Discretion will need to be satisfied in connection with the realization upon the Collateral, (c) to reflect criteria, events, conditions, contingencies or risks which adversely affect any component of the Borrowing Base, or the assets, business, financial performance or financial condition of any Loan Party, or (d) to reflect that a Default or an Event of Default then exists. Without limiting the generality of the foregoing, Availability Reserves may include, in the Administrative Agent’s Permitted Discretion, (but are not limited to) reserves based on: (i) rent; (ii) customs duties, and other costs to release Inventory which is being imported into the United States; (iii) outstanding Taxes and other governmental charges, including, without limitation, ad valorem, real estate, personal property, sales, and other Taxes which have priority over the interests of the Collateral Agent in the Collateral; (iv) during the continuance of a Triggering Event only, salaries, wages and benefits due to employees of any Loan Party, (v) Customer Credit Liabilities, (vi) reserves for reasonably anticipated changes in Appraised Value of Eligible Inventory between appraisals, (vii) warehousemen’s or bailee’s charges and other Permitted Encumbrances which have priority over the interests of the Collateral Agent in the Collateral, (viii) Cash Management Reserves, and (ix) Bank Products Reserves.

          “Average Daily Availability” means, as of any date of determination, the average daily Availability for the immediately preceding Fiscal Quarter.

          “Bank of America” means Bank of America, N.A. and its successors.

          “Bank Products” means any services of facilities provided to any Loan Party by the Administrative Agent or any Lender or any of their respective Affiliates, including, without limitation, on account of (a) Swap Contracts and (b) leasing, but excluding Cash Management Services.

          “Bank Product Reserves” means such reserves as the Administrative Agent from time to time determines in its Permitted Discretion as reflecting the liabilities of the Loan Parties with respect to Bank Products then provided or outstanding.

          “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the Adjusted LIBO Rate for a one month Interest Period plus 1.00% per annum and (c) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate.” The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

          “Base Rate Loan” means a Loan that bears interest based on the Base Rate.

          “Blocked Account” has the meaning provided in Section 6.13(a)(ii).

          “Blocked Account Agreement” means with respect to an account established by a Loan Party, an agreement, in form and substance reasonably satisfactory to the Collateral Agent, establishing “control” (as defined in the UCC) of such account by the Collateral Agent.

          “Blocked Account Bank” means each bank with whom deposit accounts are maintained in which any funds of any of the Loan Parties from one or more DDAs are concentrated and with whom a Blocked Account Agreement has been, or is required to be, executed in accordance with the terms hereof.

          “Borrower Materials” has the meaning specified in Section 6.02.

          “Borrower” has the meaning specified in the introductory paragraph hereto.

          “Borrowing” means a Committed Borrowing or a Swing Line Borrowing, as the context may require.

          “Borrowing Base” means, at any time of calculation, an amount equal to:

(a) the face amount of Eligible Credit Card Receivables multiplied by 90%

plus

(b) the Cost of Eligible Inventory, net of Inventory Reserves, multiplied by 75% multiplied by the Appraised Value of Eligible Inventory;

minus

(c) the then amount of all Availability Reserves.

          “Borrowing Base Certificate” means a certificate substantially in the form of Exhibit F hereto (with such changes therein as may be required by the Administrative Agent to reflect the components of and Reserves against the Borrowing Base as provided for hereunder from time to time), executed by a Responsible Officer of the Borrower.

          “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located and, if such day relates to any LIBO Rate Loan, means any such day on which dealings in Dollar deposits are conducted by and between banks in the London interbank market.

          “Capital Expenditures” means, with respect to any Person for any period, (a) all expenditures made (whether made in the form of cash or other property) or costs incurred for the acquisition or improvement of fixed or capital assets of such Person (excluding normal replacements and maintenance which are properly charged to current operations), in each case that are (or should be) set forth as capital expenditures in a Consolidated statement of cash flows of such Person for such period, in each case prepared in accordance with GAAP, and (b) Capital Lease Obligations incurred by a Person during such period. For purposes of this definition, the purchase price of equipment that is purchased substantially contemporaneously with the trade-in or sale of similar equipment or with insurance proceeds therefrom shall be included in Capital Expenditures only to the extent of the gross amount by which such purchase price exceeds the credit granted to such Person for the equipment being traded in by the seller of such new equipment, the proceeds of such sale or the amount of the insurance proceeds, as the case may be.

          “Capital Lease Obligations” means, with respect to any Person for any period, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as liabilities on a balance sheet of such Person under GAAP and the amount of which obligations shall be the capitalized amount thereof determined in accordance with GAAP.

          “Cash Collateral Account” means an account established by one or more of the Loan Parties with Bank of America, in the name of the Collateral Agent (or as the Collateral Agent shall otherwise direct) and under the sole and exclusive dominion and control of the Collateral Agent, in which deposits are required to be made in accordance with Section 2.03(g) or 8.02(c).

          “Cash Collateralize” has the meaning specified in Section 2.03(g).

          “Cash Management Reserves “ means such reserves as the Administrative Agent, from time to time, determines in its Permitted Discretion as reflecting the reasonably anticipated liabilities of the Loan Parties with respect to Cash Management Services then provided or outstanding.

          “Cash Management Services” means any one or more of the following types or services or facilities provided to any Loan Party by the Administrative Agent or any Lender or any of their respective Affiliates: (a) ACH transactions, (b) cash management services, including, without limitation, controlled disbursement services, treasury, depository, overdraft, and electronic funds transfer services, (c) foreign exchange facilities, (d) credit card processing services, (d) purchase cards, and (e) credit or debit cards.

          “CERCLA” means the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq.

          “CERCLIS” means the Comprehensive Environmental Response, Compensation, and Liability Information System maintained by the United States Environmental Protection Agency.

          “CFC” means a Subsidiary that is (i) a controlled foreign corporation under Section 957 of the Code, (ii) a Subsidiary substantially all of the assets of which consist of Equity Interests in Subsidiaries described in clause (i) of this definition, or (iii) an entity treated as disregarded for United States federal income tax purposes, substantially all of the assets of which consist of more than 65% of the voting Equity Interests of a Subsidiary described in clauses (i) or (ii) of this definition.

          “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority.

          “Change of Control” means an event or series of events by which:

          (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934), directly or indirectly, of 40% or more of the Equity Interests of the Borrower entitled to vote for members of the board of directors or equivalent governing body of the Borrower on a fully-diluted basis; or

          (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body (excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors); or

(c) any “change in control” or “sale” or “disposition” or similar event as defined in any document governing Material Indebtedness of any Loan Party; or

          (d) the Borrower fails at any time to own, directly or indirectly, 100% of the Equity Interests of each other Loan Party free and clear of all Liens (other than the Liens in favor of the Collateral Agent), except where such failure is as a result of a transaction permitted by the Loan Documents.

          “Closing Date” means the first date all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01.

          “Code” means the Internal Revenue Code of 1986, and the regulations promulgated thereunder, as amended and in effect.

          “Collateral” means any and all “Collateral” as defined in any applicable Security Document and all other property of any Loan Party that is under the terms of the Security Documents subject to Liens in favor of the Collateral Agent.

          “Collateral Access Agreement” means an agreement in substantially the form attached hereto as Exhibit G or otherwise reasonably satisfactory in form and substance to the Agents executed by (a) a bailee or other Person in possession of Collateral, or (b) a landlord of Real Estate leased by any Loan Party, pursuant to which such Person (i) acknowledges the Collateral Agent’s Lien on the Collateral, (ii) releases or subordinates such Person’s Liens in the Collateral held by such Person or located on such Real Estate and agrees not to exercise any remedies with respect to such Person’s Liens, (iii) provides the Collateral Agent with access to the Collateral held by such bailee or other Person or located in or on such Real Estate, and (iv) as to any landlord, provides the Collateral Agent with a reasonable time to sell and dispose of the Collateral from such Real Estate.

          “Collateral Agent” means Bank of America, acting in such capacity for its own benefit and the ratable benefit of the other Credit Parties.

          “Commercial Letter of Credit” means any letter of credit or similar instrument (including, without limitation, bankers’ acceptances) issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by a Loan Party in the ordinary course of business of such Loan Party.

          “Commitment” means, as to each Lender, its obligation to (a) make Committed Loans to the Borrower pursuant to Section 2.01, (b) purchase participations in L/C Obligations, and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

          “Committed Borrowing” means a borrowing, conversion or continuation consisting of Committed Loans on a single date of the same Type and, in the case of LIBO Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01.

          “Committed Loan” has the meaning specified in Section 2.01.

          “Committed Loan Notice” means a notice of (a) a Committed Borrowing, (b) a conversion of Committed Loans from one Type to the other, or (c) a continuation of LIBO Rate Loans, pursuant to Section 2.01(a), which, if in writing, shall be substantially in the form of Exhibit A.

          “Compliance Certificate” means a certificate substantially in the form of Exhibit D.

          “Concentration Account” has the meaning provided in Section 6.13(c).

          “Consent” means actual consent given by a Lender from whom such consent is sought.

          “Consolidated” means, when used to modify a financial term, test, statement, or report of a Person, the application or preparation of such term, test, statement or report (as applicable) based upon the consolidation, in accordance with GAAP, of the financial condition or operating results of such Person and its Subsidiaries.

          “Consolidated EBITDA” means, at any date of determination, an amount equal to Consolidated Net Income of the Borrower and its Subsidiaries on a Consolidated basis for the most recently completed Measurement Period, plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges, (ii) the provision for federal, state, local and foreign income Taxes (net of refunds and credits), (iii) depreciation and amortization expense, (iv) all non-cash charges and non-cash items for stock based compensation, non-cash restructuring charges or non-cash reserves (including costs relating to Acquisitions after the date hereof and to the closure or consolidation of facilities) and (vi) other non-recurring expenses or non-cash charges which do not represent a cash item in such period or any future period (in each case of or by the Borrower and its Subsidiaries for such Measurement Period), minus (b) all non-cash items increasing Consolidated Net Income (in each case of or by the Borrower and its Subsidiaries for such Measurement Period), all as determined on a Consolidated basis in accordance with GAAP.

          “Consolidated Fixed Charge Coverage Ratio” means, at any date of determination, the ratio of (a) (i) Consolidated EBITDA for the most recently completed Measurement Period minus (ii) Capital Expenditures minus (iii) the aggregate amount of federal, state, local and foreign income taxes paid in cash to (b) the sum of (i) Debt Service Charges plus (ii) the aggregate amount of all Restricted Payments, in each case, of or by the Borrower and its Subsidiaries for the most recently completed Measurement Period, all as determined on a Consolidated basis in accordance with GAAP.

          “Consolidated Interest Charges” means, for any period, the Consolidated interest expense (net of interest income) of the Borrower and its Subsidiaries for such period, calculated in the same manner as the amounts shown as “interest expense, net” under the heading “Interest Expense” on page 12 of the Borrower’s annual report incorporated by reference in the Borrower’s 2007 Form 10-K.

          “Consolidated Net Income” means, as of any date of determination, the net income of the Borrower and its Subsidiaries for the most recently completed Measurement Period, all as determined on a Consolidated basis in accordance with GAAP, provided, however, that there shall be excluded (a) extraordinary gains and extraordinary losses for such Measurement Period, (b) the income (or loss) of such Person during such Measurement Period in which any other Person (other than a Loan Party) has a joint interest, except to the extent of the amount of cash dividends or other distributions actually paid in cash to such Person during such period, (c) the income (or loss) of such Person during such Measurement Period and accrued prior to the date it becomes a Subsidiary of a Person or any of such Person’s Subsidiaries or is merged into or consolidated with a Person or any of its Subsidiaries or that Person’s assets are acquired by such Person or any of its Subsidiaries, and (d) the income of any direct or indirect Subsidiary of a Person to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its Organization Documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, except that the Borrower’s equity in any net loss of any such Subsidiary for such Measurement Period shall be included in determining Consolidated Net Income.

          “Contractual Obligation” means, as to any Person, any provision of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

          “Corporate Capital Expenditures” means, with respect to the Borrower and its Subsidiaries for any period, all expenditures made in connection with information technology, corporate shared services, logistics, asset protection, human resources and multi-media, in each case as set forth on Report 304I (as disclosed to the Lenders) of the Borrower’s customary internal financial reports.

          “Cost” means the cost value of Inventory determined based on the retail method of accounting as set forth in the financial stock ledger of the Borrower.

          “Credit Card Notifications” has the meaning specified in Section 6.13(a)(i).

          “Credit Card Receivables” means each “Account” (as defined in the UCC) together with all income, payments and proceeds thereof, owed by a major credit or debit card issuer (including, but not limited to, Visa, Mastercard, Discover and American Express and such other issuers approved by the Administrative Agent) to a Loan Party resulting from charges by a customer of a Loan Party on credit or debit cards issued by such issuer in connection with the sale of goods by a Loan Party, or services performed by a Loan Party, in each case in the ordinary course of its business.

          “Credit Extensions” mean each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

          “Credit Party” or “Credit Parties” means (a) individually, (i) each Lender, (ii) each Agent, (iii) each L/C Issuer, (iv) each Arranger, (v) each beneficiary of each indemnification obligation undertaken by any Loan Party under any Loan Document, (vi) each Person providing Cash Management Services or Bank Products to a Loan Party or a Subsidiary, and (vii) the successors and assigns of each of the foregoing, and (b) collectively, all of the foregoing.

           “Customer Credit Liabilities” means at any time, the aggregate remaining value at such time of (a) outstanding gift certificates and gift cards of the Loan Parties entitling the holder thereof to use all or a portion of the certificate or gift card to pay all or a portion of the purchase price for any Inventory, and (b) outstanding merchandise credits and customer deposits of the Loan Parties.

          “Customs Broker Agreement” means an agreement in form and substance reasonably satisfactory to the Collateral Agent among a Loan Party, a customs broker or other carrier, and the Collateral Agent, in which the customs broker or other carrier acknowledges that it has control over and holds the documents evidencing ownership of the subject Inventory for the benefit of the Collateral Agent and agrees, upon notice from the Collateral Agent, to hold and dispose of the subject Inventory solely as directed by the Collateral Agent.

          “DDA” means each checking, savings or other demand deposit account maintained by any of the Loan Parties (other than any payroll, trust and tax withholding accounts maintained in the ordinary course of business). All funds in each DDA shall be conclusively presumed to be Collateral and proceeds of Collateral and the Agents and the Lenders shall have no duty to inquire as to the source of the amounts on deposit in any DDA.

          “Debt Service Charges” means for any Measurement Period, the sum of (a) Consolidated Interest Charges paid in cash or required to be paid in cash for such Measurement Period (net of interest income for such Measurement Period), plus (b) the principal amount of all scheduled amortization payments made or required to be made on account of Indebtedness (excluding the Obligations and Other Liabilities and any Synthetic Lease Obligations but including, without limitation, Capital Lease Obligations) for such Measurement Period, in each case determined on a Consolidated basis in accordance with GAAP.

          “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

          “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

          “Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Margin, if any, applicable to Base Rate Loans, plus (iii) 2% per annum; provided, however, that with respect to a LIBO Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Margin) otherwise applicable to such Loan plus 2% per annum, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate for Standby Letters of Credit or Commercial Letters of Credit, as applicable, plus 2% per annum.

          “Defaulting Lender” means any Lender that (a) has failed to fund any portion of the Committed Loans, participations in L/C Obligations or participations in Swing Line Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

          “Deteriorating Lender” means any Defaulting Lender or any Lender as to which (a) the L/C Issuer or the Swing Line Lender has a good faith belief that such Lender has defaulted in fulfilling its obligations under one or more other syndicated credit facilities, or (b) a Person that Controls such Lender has been deemed insolvent or become the subject of a bankruptcy, insolvency or similar proceeding.

          “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction, whether in one transaction or in a series of transactions, of any property (including, without limitation, any Equity Interests) by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

          “Disqualified Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable (other than solely for Equity Interests that do not constitute Disqualified Stock), pursuant to a sinking fund obligation or otherwise, or redeemable (other than solely for Equity Interests that do not constitute Disqualified Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the Maturity Date; provided, however, that (i) only the portion of such Equity Interests which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock and (ii) with respect to any Equity Interests issued to any employee or to any plan for the benefit of employees of the Borrower or its Subsidiaries or by any such plan to such employees, such Equity Interest shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower or one of its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, resignation, death or disability and if any class of Equity Interest of such Person that by its terms authorizes such Person to satisfy its obligations thereunder by delivery of an Equity Interest that is not Disqualified Stock, such Equity Interests shall not be deemed to be Disqualified Stock. Notwithstanding the preceding sentence, any Equity Interest that would constitute Disqualified Stock solely because the holders thereof have the right to require a Loan Party to repurchase such Equity Interest upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock.

          “Documentation Agent” means U.S. Bank National Association.

          “Dollars” and “$” mean lawful money of the United States.

          “Domestic Subsidiary” means any Subsidiary that is organized under the laws of any political subdivision of the United States.

          “Eligible Assignee” means (a) a Credit Party or any of its Affiliates; (b) a bank, insurance company, or company engaged in the business of making commercial loans, which Person, together with its Affiliates, has a combined capital and surplus in excess of $250,000,000; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, the L/C Issuer and the Swing Line Lender, and (ii) unless an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include a Loan Party or any of the Loan Parties’ Affiliates or Subsidiaries.

          “Eligible Credit Card Receivables” means at the time of any determination thereof, each Credit Card Receivable that satisfies the following criteria at the time of creation and continues to meet the same at the time of such determination: such Credit Card Receivable (i) has been earned by performance and represents the bona fide amounts due to a Loan Party from a credit card payment processor and/or credit card issuer, and in each case originated in the ordinary course of business of such Loan Party, and (ii) is not ineligible for inclusion in the calculation of the Borrowing Base pursuant to any of clauses (a) through (k) below. Without limiting the foregoing, to qualify as an Eligible Credit Card Receivable, an Account shall indicate no Person other than a Loan Party as payee or remittance party. In determining the amount to be so included, the face amount of an Account shall be reduced by, without duplication, to the extent not reflected in such face amount, (x) the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances offered by the Loan Parties, price adjustments, finance charges or other allowances (including any amount that a Loan Party may be obligated to rebate to a customer, a credit card payment processor, or credit card issuer pursuant to the terms of any agreement or understanding) and (y) the aggregate amount of all cash received in respect of such Account but not yet applied by the Loan Parties to reduce the amount of such Credit Card Receivable. Except as otherwise agreed by the Administrative Agent, any Credit Card Receivable included within any of the following categories shall not constitute an Eligible Credit Card Receivable:

(a) Credit Card Receivable which do not constitute an “Account” (as defined in the UCC);

(b) Credit Card Receivables that have been outstanding for more than five (5) Business Days from the date of sale;

          (c) Credit Card Receivables with respect to which a Loan Party does not have good and valid title, free and clear of any Lien (other than Liens granted to the Collateral Agent and other Permitted Encumbrances);

          (d) Credit Card Receivables that are not subject to a first priority security interest in favor of the Collateral Agent (other than Permitted Encumbrances having priority over the Lien of the Collateral Agent under applicable Law) (it being the intent that chargebacks in the ordinary course by such processors shall not be deemed violative of this clause);

          (e) Credit Card Receivables which are disputed, are with recourse, or with respect to which a claim, counterclaim, offset or chargeback has been asserted (to the extent of such claim, counterclaim, offset or chargeback);

(f) Credit Card Receivables as to which the processor has the right under certain circumstances to require a Loan Party to repurchase the Accounts from such credit card processor;

(g) Credit Card Receivables due from an issuer or payment processor of the applicable credit card which is the subject of any bankruptcy or insolvency proceedings;

(h) Credit Card Receivables which are not a valid, legally enforceable obligation of the applicable issuer with respect thereto;

(i) Credit Card Receivables which do not conform in all material respects to all representations, warranties or other provisions in the Loan Documents relating to Credit Card Receivables;

          (j) Credit Card Receivables which are evidenced by “chattel paper” or an “instrument” of any kind unless such “chattel paper” or “instrument” is in the possession of the Collateral Agent, and to the extent necessary or appropriate, endorsed to the Collateral Agent; or

          (k) Credit Card Receivables which the Administrative Agent determines in its discretion to be uncertain of collection due to a material adverse change in the financial condition of a credit card payment processor and/or credit card issuer.

           “Eligible Inventory” means, as of the date of determination thereof, without duplication, items of Inventory of a Loan Party that are finished goods, merchantable and readily saleable to the public in the ordinary course deemed by the Administrative Agent in its Permitted Discretion to be eligible for inclusion in the calculation of the Borrowing Base, in each case that, except as otherwise agreed by the Administrative Agent, complies in all material respects with each of the representations and warranties respecting Inventory made by the Loan Parties in the Loan Documents, and that is not excluded as ineligible by virtue of one or more of the criteria set forth below. Except as otherwise agreed by the Administrative Agent, the following items of Inventory shall not be included in Eligible Inventory:

(a) Inventory that is not solely owned by a Loan Party or a Loan Party does not have good and valid title thereto;

(b) Inventory that is leased by or is on consignment to a Loan Party or which is consigned by a Loan Party to a Person which is not a Loan Party;

          (c) Inventory (including, without limitation, In-Transit Inventory except to the extent set forth in clause (d) below) that is not located in the United States of America (excluding territories or possessions of the United States) at a location that is owned or leased by a Loan Party, except to the extent that (i) the Loan Parties have furnished the Administrative Agent with any UCC financing statements or other documents that the Administrative Agent reasonably determines to be necessary to perfect its security interest in such Inventory at such location, and (ii) if requested by the Collateral Agent, the Loan Parties have used commercially reasonable efforts to cause the Person owning any such location to enter into a Collateral Access Agreement on terms reasonably satisfactory to the Collateral Agent;

          (d) In-Transit Inventory until such time as the Administrative Agent is satisfied, in its reasonable discretion, with the Loan Parties’ reporting practices with respect to such Inventory and deems such Inventory as Eligible Inventory hereunder;

          (e) Inventory that is located in a distribution center leased by a Loan Party unless (i) the applicable lessor has delivered to the Collateral Agent, if requested by the Collateral Agent, a Collateral Access Agreement, or (ii) such Inventory is located at a distribution center where the aggregate book value of Inventory at such location is less than $250,000;

(f) Inventory of the Loan Parties in trailers but not processed at month-end and early receipts for non-quarter-end months;

          (g) Inventory that is comprised of goods which (i) are damaged, defective, or “seconds,” (ii) are to be returned to the vendor, (iii) are obsolete or slow moving, or custom items, work-in-process, raw materials, or that constitute spare parts, promotional, marketing, samples, labels, bags, packaging and shipping materials or supplies used or consumed in a Loan Party’s business, (iv) are seasonal in nature and which have been packed away for sale in the subsequent season, (v) are layaway merchandise, (vi) are not in compliance in all material respects with all standards imposed by any Governmental Authority having regulatory authority over such Inventory, or its use or sale, or (vi) are bill and hold goods;

          (h) Inventory that is not subject to a perfected first-priority security interest in favor of the Collateral Agent (other than Permitted Encumbrances having priority over the Lien of the Collateral Agent under applicable Law);

(i) Inventory that is not insured in compliance with the provisions of Section 6.07 hereof;

(j) Inventory that has been sold but not yet delivered or as to which a Loan Party has accepted a deposit;

(k) Inventory to be sold pursuant to the Loan Parties’ catalogue and internet business;

          (l) Inventory that is subject to any licensing, patent, royalty, trademark, trade name or copyright agreement with any third party from which any Loan Party or any of its Subsidiaries has received written notice of a dispute in respect of any such agreement; or

          (m) Inventory acquired in a Permitted Acquisition, unless and until the Collateral Agent has completed or received (A) an appraisal of such Inventory from appraisers satisfactory to the Collateral Agent, establishes an advance rate and Inventory Reserves (if applicable) therefor, and (B) such other due diligence as the Agents may require, all of the results of the foregoing to be reasonably satisfactory to the Agents.

           “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to Hazardous Materials or wastes, the emission to the air or discharge to waste or public systems.

          “Environmental Liability” means any liability, obligation, damage, loss, claim, action, suit, judgment, order, fine, penalty, fee, expense, or cost, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal or presence of any Hazardous Materials, (c) exposure to any Hazardous Materials, or (d) the release or threatened release of any Hazardous Materials into the environment.

          “Equipment” has the meaning specified in the Security Agreement.

          “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting.

          “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

          “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

          “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA by the PBGC, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

          “Event of Default” has the meaning specified in Section 8.01.

          “Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of the Loan Parties hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or in which it is otherwise treated as doing business, or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which any of the Loan Parties are located, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 10.13), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office after such Foreign Lender becomes a party thereto) or is attributable to such Foreign Lender’s failure or inability (other than as a result of a

Change in Law) to comply with Section 3.01(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from the Loan Parties with respect to such withholding tax pursuant to Section 3.01(a), and (d) any U.S. back-up withholding taxes.

          “Executive Order” has the meaning specified in Section 10.18.

          “Existing Credit Agreement” means that certain Sixth Amended and Restated Credit Agreement dated as of May 16, 2008 among the Borrower, the Subsidiaries of the Borrower party thereto, Bank of America, N.A., as agent, and a syndicate of lenders.

          “Extraordinary Receipt” means any cash received by or paid to or for the account of any Person not in the ordinary course of business, including tax refunds, pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings), condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustments.

          “Facility Guaranty” means the Guaranty made by the Guarantors in favor of the Agents and the other Credit Parties in the form attached hereto as Exhibit H.

          “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

          “Fee Letter” means the letter agreement, dated January 27, 2009, among the Borrower, the Administrative Agent and Banc of America Securities LLC.

          “Fiscal Month” means any fiscal month of any Fiscal Year, which month shall generally end on the last day of each calendar month in accordance with the fiscal accounting calendar of the Loan Parties.

          “Fiscal Quarter” means any fiscal quarter of any Fiscal Year, which quarters shall generally end on the last day of each April, July, October and January of such Fiscal Year in accordance with the fiscal accounting calendar of the Loan Parties.

          “Fiscal Year” means any period of twelve consecutive months ending on the Saturday closest to the last day in January of any year.

          “Foreign Asset Control Regulations” has the meaning specified in Section 10.18.

          “Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

          “FRB” means the Board of Governors of the Federal Reserve System of the United States.

          “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

          “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

          “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

          “Guarantee” means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

          “Guarantor” means each Subsidiary of the Borrower (other than an Immaterial Subsidiary, Footlocker.com, Inc., Eastbay, Inc., CCS Direct LLC, Foot Locker Australia, Inc., Foot Locker New Zealand, Inc. and any CFC) set forth on Schedule 1.01 hereto and each other Subsidiary of the Borrower that shall be required to execute and deliver a Facility Guaranty pursuant to Section 6.12.

          “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

          “Honor Date” has the meaning specified in Section 2.03(c)(i).

          “Immaterial Subsidiary” means those Persons specified on Schedule 1.02 hereto and each other Subsidiary of the Borrower that has been designated by the Borrower in writing to the Administrative

Agent as an “Immaterial Subsidiary” for purposes of this Agreement and the other Loan Documents, provided that for purposes of this Agreement, at no time shall (i) the total assets of all Immaterial Subsidiaries, as of the end of the most recent Fiscal Quarter for which financial statements have been delivered pursuant to Section 6.01(a) or 6.01(b) hereof, equal or exceed five percent (5%) of the Consolidated total assets of the Borrower and its Subsidiaries (and in the event that the total assets of all Immaterial Subsidiaries as tested at the end of any Fiscal Quarter exceed five percent (5%) of the Consolidated total assets of the Borrower and its Subsidiaries, such Subsidiaries shall no longer be deemed to be Immaterial Subsidiaries and the Borrower shall cause such Subsidiaries to become Loan Parties as set forth in Section 6.12 hereof), or (ii) the gross revenues of all Immaterial Subsidiaries for any Measurement Period equal or exceed five percent (5%) of the Consolidated gross revenues of the Borrower and its Subsidiaries for such Measurement Period, in each case as determined in accordance with GAAP. For clarity, no Loan Party shall at any time be deemed to be an Immaterial Subsidiary.

            “Increase Effective Date” shall have the meaning provided therefor in Section 2.15(d).

            “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

          (b) the maximum amount of all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(c) net obligations of such Person under any Swap Contract;

          (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, in each case, not past due for more than 60 days after the date on which such trade account payable was created);

          (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f) all Attributable Indebtedness of such Person;

          (g) all obligations of such Person with respect to Disqualified Stock valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and

(h) all Guarantees of such Person in respect of any of the foregoing.

            For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venture (but only to the extent of the Indebtedness of such partnership or joint venture for which such Person is liable), unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date.

          “Indemnified Taxes” means Taxes other than Excluded Taxes.

          “Indemnitees” has the meaning specified in Section 10.04(b).

          “Indenture” means that certain Indenture dated as of October 10, 1991 by Woolworth Corporation, as predecessor in interest to the Borrower, to The Bank of New York, as Trustee, as in effect on the Closing Date.

          “Information” has the meaning specified in Section 10.07.

          “Intellectual Property” means all intellectual property, including, without limitation, all trade secrets, know-how and other proprietary information; trademarks, trademark applications, internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans and similar indicia of source or origin, and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights, copyright registrations and copyright applications (including copyrights in computer programs); unpatented inventions (whether or not patentable); patents and patent applications; industrial design applications and registered industrial designs; any Loan Party’s rights in any license agreements related to any of the foregoing; intellectual property rights in books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, including source codes, object codes, executable code, data, databases related thereto; and all common law and other rights throughout the world in and to all of the foregoing.

          “Interest Payment Date” means, (a) as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a LIBO Rate Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan (including a Swing Line Loan), the first Business Day of each month and the Maturity Date.

          “Interest Period” means, as to each LIBO Rate Loan, the period commencing on the date such LIBO Rate Loan is disbursed or converted to or continued as a LIBO Rate Loan and ending on the date one, two, three or six months thereafter, as selected by the Borrower in its Committed Loan Notice, or, if available to all of the Lenders, nine (9) or twelve (12) months as requested by the Borrower; provided that:

          (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

          (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

(iii) no Interest Period shall extend beyond the Maturity Date; and

          (iv) notwithstanding the provisions of clause (iii), no Interest Period shall have a duration of less than one (1) month, and if any Interest Period applicable to a LIBO Borrowing would be for a shorter period, such Interest Period shall not be available hereunder.

For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“In-Transit Inventory” means, as of any date of determination thereof, Inventory:

          (a) Which has been shipped from a foreign location for receipt by a Loan Party, but which has not yet been delivered to such Loan Party, which Inventory has been in transit for sixty (60) days or less from the date of shipment of such Inventory;

(b) For which the purchase order is in the name of a Loan Party and title has passed to such Loan Party;

          (c) For which the document of title reflects a Loan Party as consignee or, if requested by the Collateral Agent, names the Collateral Agent as consignee, and in each case as to which the Collateral Agent has control over the documents of title which evidence ownership of the subject Inventory (such as, if requested by the Collateral Agent, by the delivery of a Customs Broker Agreement);

(d) Which is insured to the reasonable satisfaction of the Collateral Agent; and

(e) Which otherwise would constitute Eligible Inventory.

          “Inventory” has the meaning given that term in the UCC, and shall also include, without limitation, all: (a) goods which (i) are leased by a Person as lessor, (ii) are held by a Person for sale or lease or to be furnished under a contract of service, (iii) are furnished by a Person under a contract of service, or (iv) consist of raw materials, work in process, or materials used or consumed in a business; (b) goods of said description in transit; (c) goods of said description which are returned, repossessed or rejected; and (d) packaging, advertising, and shipping materials related to any of the foregoing.

          “Inventory Reserves” means such reserves as may be established from time to time by the Administrative Agent in the Administrative Agent’s Permitted Discretion with respect to the determination of the saleability, at retail, of the Eligible Inventory or which reflect such other factors as affect the market value of the Eligible Inventory. Without limiting the generality of the foregoing, Inventory Reserves may, in the Administrative Agent’s Permitted Discretion, include (but are not limited to) reserves based on:

(a) Obsolescence;

(b) Seasonality;

(c) Shrink;

(d) Imbalance;

(e) Change in Inventory character;

(f) Change in Inventory composition;

(g) Change in Inventory mix;

(h) Mark-downs (both permanent and point of sale); and

(i) Retail mark-ons and mark-ups inconsistent with prior period practice and performance, industry standards, current business plans or advertising calendar and planned advertising events.

           “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition or Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or interest in, another Person, or (c) any Acquisition, or (d) any acquisition of Store locations of any Person for which the aggregate consideration payable in connection with such acquisition is less than $25,000,000, in each case in any transaction or group of transactions which are part of a common plan. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

           “IRS” means the United States Internal Revenue Service.

           “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

           “Issuer Documents” means with respect to any Letter of Credit, the Letter Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor the L/C Issuer and relating to any such Letter of Credit.

           “Joinder Agreement” means an agreement in the form attached hereto as Exhibit J pursuant to which a Person become a party to, and bound by the terms of, this Agreement and/or the other applicable Loan Documents in the same capacity and to the same extent as wither a Borrower or Guarantor, as applicable.

           “Landlord Lien State” means a state in which a landlord’s claim for rent has priority over the lien of the Collateral Agent in any of the Collateral.

           “Laws” means each international, foreign, federal, state and local statute, treaty, rule, guideline, regulation, ordinance, code and administrative or judicial precedent or authority, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and each applicable administrative order, directed duty, license, authorization and permit of, and agreement with, any Governmental Authority, in each case whether or not having the force of law.

           “L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.

           “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Committed Borrowing.

           “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

           “L/C Issuer” means (a) Bank of America in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder (which successor may only be a Lender selected by the Administrative Agent in its reasonable discretion), and (b) any other Lender selected by the

Administrative Agent in its discretion. The L/C Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the L/C Issuer, in which case the term “L/C Issuer” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

          “L/C Obligations” means, as at any date of determination, and without duplication, the aggregate undrawn amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amounts available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

          “Lease” means any written agreement pursuant to which a Loan Party is entitled to the use or occupancy of any real property for any period of time.

          “Lender” has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the Swing Line Lender.

          “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

          “Letter of Credit” means each Standby Letter of Credit and each Commercial Letter of Credit issued hereunder.

          “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

          “Letter of Credit Expiration Date” means the day that is seven days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

          “Letter of Credit Fee” has the meaning specified in Section 2.03(i).

          “Letter of Credit Sublimit” means an amount equal to $80,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments. A permanent reduction of the Aggregate Commitments shall not require a corresponding pro rata reduction in the Letter of Credit Sublimit; provided, however, that if the Aggregate Commitments are reduced to an amount less than the Letter of Credit Sublimit, then the Letter of Credit Sublimit shall be reduced to an amount equal to (or, at Borrower’s option, less than) the Aggregate Commitments.

          “LIBO Borrowing” means a Borrowing comprised of LIBO Rate Loans.

          “LIBO Rate” means for any Interest Period with respect to a LIBO Rate Loan, the rate per annum equal to the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the “LIBO Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such

Interest Period in same day funds in the approximate amount of the LIBO Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

          “LIBO Rate Loan” means a Committed Loan that bears interest at a rate based on the Adjusted LIBO Rate.

          “Lien” means (a) any mortgage, deed of trust, pledge, hypothecation, assignment for security, encumbrance, lien (statutory or other), or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale, Capital Lease Obligation, Synthetic Lease Obligation, or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing) and (b) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

          “Liquidation” means the exercise by the Administrative Agent or Collateral Agent of those rights and remedies accorded to such Agents under the Loan Documents and applicable Law as a creditor of the Loan Parties with respect to the realization on the Collateral, including (after the occurrence and continuation of an Event of Default) the conduct by the Loan Parties acting with the consent of the Administrative Agent, of any public, private or “going-out-of-business”, “store closing” or other similar sale or any other disposition of the Collateral for the purpose of liquidating the Collateral. Derivations of the word “Liquidation” (such as “Liquidate”) are used with like meaning in this Agreement.

          “Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Committed Loan or a Swing Line Loan.

          “Loan Account” has the meaning specified in Section 2.11(a).

          “Loan Cap” means, at any time of determination, the lesser of (a) the Aggregate Commitments and (b) the Borrowing Base.

          “Loan Documents” means this Agreement, each Note, each Issuer Document, the Fee Letter, all Borrowing Base Certificates, the Blocked Account Agreements, the Credit Card Notifications, the Security Documents, the Facility Guaranty, and any other instrument or agreement now or hereafter executed and delivered in connection herewith, each as amended and in effect from time to time.

          “Loan Parties” means, collectively, the Borrower and each Guarantor.

          “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities, or financial condition of any Loan Party or the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Loan Parties to perform their obligations under the Loan Documents; or (c) a material impairment of the rights and remedies of the Agent or the Lenders under any Loan Document or a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

          “Material Indebtedness” means (a) Indebtedness (other than the Obligations and Other Liabilities) of the Loan Parties in an aggregate principal amount exceeding $25,000,000 and (b) Indebtedness pursuant to the Indenture. For purposes of determining the amount of Material Indebtedness at any time, the amount of the obligations in respect of any Swap Contract at such time shall be calculated at the Swap Termination Value thereof.

          “Maturity Date” means March 20, 2013.

          “Maximum Rate” has the meaning specified in Section 10.09.

          “Measurement Period” means, at any date of determination, the most recently completed twelve (12) months.

          “Minimum Inventory Level” means, at any time of calculation, Eligible Inventory, the Cost of which net of Inventory Reserves, multiplied by the Appraised Value of Eligible Inventory is at least equal to two times the then Aggregate Commitments.

          “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

          “Mortgages” means each and every fee mortgage or deed of trust, security agreement and assignment made by the Loan Party owning the Real Estate encumbered thereby in favor of the Collateral Agent.

          “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

          “Net Proceeds” means with respect to any Disposition by any Loan Party or any of its Subsidiaries, or any Extraordinary Receipt received or paid to the account of any Loan Party or any of its Subsidiaries, the excess, if any, of (i) the sum of cash and cash equivalents received in connection with such transaction (including any cash or cash equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset by a Lien permitted hereunder which is senior to the Collateral Agent’s Lien on such asset and that is required to be repaid (or to establish an escrow for the future repayment thereof) in connection with such transaction (other than Indebtedness under the Loan Documents), plus (B) the reasonable and customary out-of-pocket fees and expenses incurred by such Loan Party or such Subsidiary in connection with such transaction (including, without limitation, appraisals, and brokerage, legal, title and recording or transfer tax expenses and commissions) paid by any Loan Party to third parties (other than Affiliates)), plus (C) amounts provided as a funded reserve against any liabilities under any indemnification obligation or purchase price adjustment associated with such Disposition (provided that to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Proceeds).

          “Non-Consenting Lender” has the meaning specified in Section 10.01.

          “Non-Extension Notice Date” has the meaning specified in Section 2.03(b)(iii).

          “Note” means (a) a promissory note made by the Borrower in favor of a Lender evidencing Loans made by such Lender, substantially in the form of Exhibit C-1, and (b) the Swing Line Note, as each may be amended, supplemented or modified from time to time.

          “NPL” means the National Priorities List under CERCLA.

          “Obligations” means all advances to, and debts (including principal, interest, fees, costs, and expenses), liabilities, covenants, and indemnities of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit (including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral therefor), whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees, cost and expenses that accrue after the commencement by or against any Loan Party or any Subsidiary thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

          “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

          “Other Liabilities” means any obligation on account of (a) any Cash Management Services furnished to any of the Loan Parties or any of their Subsidiaries and/or (b) any transaction which arises out of any Bank Product entered into with any Loan Party, as each may be amended from time to time, and/or (c) any transaction between a Subsidiary which is not a Loan Party and any Lender or any Affiliate of a Lender, to the extent the obligations of such Subsidiary are guaranteed by a Loan Party.

          “Other Taxes” means all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document, excluding, however, such amounts imposed as a result of an assignment by a Lender of its Loans or Commitments.

          “Outstanding Amount” means (i) with respect to Committed Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Committed Loans and Swing Line Loans, as the case may be, occurring on such date; and (ii) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts.

          “Overadvance” means a Credit Extension to the extent that, immediately after its having been made, Availability is less than zero.

          “Participant” has the meaning specified in Section 10.06(d).

          “Payment Conditions” means, at the time of determination with respect to any specified transaction or payment, that (a) no Default or Event of Default then exists or would arise as a result of entering into such transaction or the making such payment and (b) after giving effect to such transaction or payment, the Pro Forma Availability Condition has been satisfied and the Consolidated Fixed Charge Coverage Ratio, as projected on a pro-forma basis for the twelve months following such transaction or payment, will be equal to or greater than 1.1:1.0. Prior to undertaking any transaction or payment which is subject to the Payment Conditions, the Loan Parties shall deliver to the Administrative Agent either (i) evidence of satisfaction of the conditions contained in clause (b) above on a basis (including, without limitation, giving due consideration to results for prior periods) reasonably satisfactory to the Administrative Agent.

           “PBGC” means the Pension Benefit Guaranty Corporation.

           “PCAOB” means the Public Company Accounting Oversight Board.

           “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

           “Permitted Acquisition” means an Acquisition in which all of the following conditions are satisfied:

          (a) such Acquisition shall have been approved by the Board of Directors of the Person (or similar governing body if such Person is not a corporation) which is the subject of such Acquisition and such Person shall not have announced that it will oppose such Acquisition or shall not have commenced any action which alleges that such Acquisition shall violate applicable Law;

          (c) the Borrower shall have furnished the Administrative Agent with at least fifteen (15) days’ prior written notice (or such shorter period as the Administrative Agent shall agree) of such intended Acquisition and shall have furnished the Administrative Agent with a current draft of the primary acquisition documents (and final copies thereof as and when executed), a summary of any due diligence undertaken by the Loan Parties in connection with such Acquisition, and, to the extent requested by the Administrative Agent, appropriate financial statements of the Person which is the subject of such Acquisition for such periods as the Administrative Agent shall reasonably request (individually, and on a Consolidated basis with all Loan Parties), and such other information as the Administrative Agent may reasonably require, all of which shall be reasonably satisfactory to the Administrative Agent;

(d) the legal structure of the Acquisition shall be acceptable to the Administrative Agent in its Permitted Discretion;

          (f) after giving effect to the Acquisition, if the Acquisition is an Acquisition of the Equity Interests, a Loan Party shall acquire and own, directly or indirectly, a majority of the Equity Interests in the Person being acquired and shall Control a majority of any voting interests or shall otherwise Control the governance of the Person being acquired;

          (g) any assets acquired shall be utilized in, and if the Acquisition involves a merger, consolidation or stock acquisition, the Person which is the subject of such Acquisition shall be engaged in, a business otherwise permitted to be engaged in by a Loan Party under this Agreement; and

(h) either (i) the Loan Parties shall have satisfied the Payment Conditions, or (ii) (A) at the time of such Acquisition, (x) no Loans are then outstanding and (y) no Event of Default then exists or would arise from the consummation of such Acquisition and (B) the aggregate consideration (whether in cash, tangible property, notes or other property) paid by any Loan Party for such Acquisition is funded entirely through the use of cash on hand of the Loan Parties.

           “Permitted Discretion” means a determination made by the Administrative Agent in good faith and in the exercise of its reasonable credit judgment determined in a manner consistent with its credit procedures for secured lending transactions in similar circumstances.

“Permitted Disposition” means any of the following:

(a) Dispositions of Inventory in the ordinary course of business;

          (b) as long as no Event of Default exists or would arise therefrom, bulk sales or other Dispositions of the Inventory and Equipment of a Loan Party or any Subsidiary not in the ordinary course of business in connection with Store closings or relocations, at arm’s length, provided, that the Minimum Inventory Level is satisfied after giving effect thereto;

          (c) Dispositions of Equipment and other assets (other than Inventory but including the abandonment of Intellectual Property) in the ordinary course of business that is substantially worn, damaged, obsolete or, in the judgment of a Loan Party, no longer useful or necessary in its business or that of any Subsidiary;

(d) Dispositions among the Loan Parties or by any Subsidiary to a Loan Party;

(e) Dispositions by any Subsidiary which is not a Loan Party to another Subsidiary that is not a Loan Party;

          (f) Dispositions of any Equity Interests in Loan Parties or any other Subsidiary that is not a Loan Party to any other Subsidiary which is not a Loan Party, provided that any Loan Party, the Equity Interests of which are transferred pursuant to any Disposition permitted pursuant to this clause (f), shall remain a Loan Party hereunder;

          (g) Dispositions of any Indebtedness owed to a Loan Party by another Loan Party or any other Subsidiary that is not a Loan Party to any other Subsidiary that is not a Loan Party, provided that after giving effect to such transfer, such Indebtedness would otherwise be permitted under clause (b)(iv) of Permitted Indebtedness;

          (h) as long as no Default then exists or would arise therefrom, Dispositions of Real Estate of any Loan Party or any Subsidiary (or sales of any Person or Persons created to hold such Real Estate or the Equity Interests in such Person or Persons), including sale-leaseback transactions involving any such Real Estate pursuant to leases on market terms, as long as, (A) such Disposition is made for fair market value, and (B) in the case of any sale-leaseback transaction permitted hereunder, such Loan Party or Subsidiary shall use commercially reasonable efforts to cause, if requested by the Agents, each purchaser or transferee to enter into a Collateral Access Agreement on terms and conditions reasonably satisfactory to the Agents;

(i) Dispositions consisting of the compromise, settlement or collection of accounts receivable in the ordinary course of business, consistent with past practices;

(j) leases, subleases, space leases, licenses or sublicenses, in each case in the ordinary course of business and which do not materially interfere with the business of the

Borrower and its Subsidiaries, including licenses for the conduct of licensed departments within the Loan Parties’ Stores in the ordinary course of business; provided that, if requested by the Agents, the Agents shall have entered into an intercreditor agreement with the Person operating such licensed department on terms and conditions reasonably satisfactory to the Agents;

          (k) Dispositions of cash, cash equivalents and Permitted Investments described in clauses (a) through (e) of the definition of “Permitted Investments” contained in this Agreement, in each case on ordinary business terms; and

(l) other Dispositions, provided that the aggregate fair market value of all assets Disposed of in reliance upon this paragraph (l) shall not exceed $10,000,000 during any Fiscal Year of the Borrower.

          For the avoidance of doubt, transactions which are permitted by Sections 7.01 and 7.02 of this Agreement which may be construed to constitute a “Disposition” of property by a Loan Party or any of its Subsidiaries shall not be prohibited by operation of Section 7.05.

“Permitted Encumbrances” means:

(a) Liens imposed by law for Taxes that are not yet due or are being contested in compliance with Section 6.04;

          (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by applicable Law, arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days or are being contested in compliance with Section 6.04;

          (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security or similar laws or regulations, other than any Lien imposed by ERISA;

          (d) deposits to secure the performance of bids, trade contracts, government contracts and leases (other than Indebtedness), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations) incurred in the ordinary course of business;

(e) Liens in respect of judgments, decrees, attachments or awards for payment of money that do not constitute an Event of Default hereunder;

          (f) easements, covenants, conditions, restrictions, building code laws, zoning restrictions, encroachments, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially interfere with the ordinary conduct of business of the Loan Parties, taken as a whole, and such other minor title defects or survey matters that are disclosed by current surveys that, in each case, do not materially interfere with the ordinary conduct of business of the Loan Parties, taken as a whole;

          (g) Liens existing on the date hereof and listed on Schedule 7.01 and any renewals or extensions thereof, provided that (i) the property covered thereby is not changed other than after-acquired property affixed or incorporated thereto and proceeds or products thereof, (ii) the amount secured or benefited thereby is not increased except to the extent permitted hereunder, and (iii) any renewal or extension of the obligations secured or benefited thereby is otherwise permitted hereunder;

          (h) Liens on fixed or capital assets acquired by any Loan Party or any Subsidiary which are permitted under clause (c) of the definition of Permitted Indebtedness so long as (i) such Liens and the Indebtedness secured thereby are incurred prior to or within one hundred and eighty (180) days after such acquisition, (ii) the Indebtedness secured thereby does not exceed the cost of acquisition of such fixed or capital assets and (iii) such Liens shall not extend to any other property or assets of the Loan Parties;

(i) Liens created pursuant to any Loan Document;

(j) landlords’ and lessors’ Liens in respect of rent not in default;

          (k) possessory Liens in favor of brokers and dealers arising in connection with the acquisition or disposition of Investments owned as of the date hereof and Permitted Investments, provided that such liens (a) attach only to such Investments and (b) secure only obligations incurred in the ordinary course and arising in connection with the acquisition or disposition of such Investments and not any obligation in connection with margin financing;

          (l) Liens arising solely by virtue of any statutory or common law provisions relating to banker’s liens, liens in favor of securities intermediaries, rights of setoff or similar rights and remedies as to deposit accounts or securities accounts or other funds maintained with depository institutions or securities intermediaries;

(m) Liens arising from precautionary UCC filings regarding “true” operating leases or, to the extent permitted under the Loan Documents, the consignment of goods to a Loan Party;

          (n) voluntary Liens on property (other than property of the type included in the Borrowing Base) in existence at the time such property is acquired pursuant to a Permitted Acquisition or other Permitted Investment or on such property of a Subsidiary of a Loan Party in existence at the time such Subsidiary is acquired pursuant to a Permitted Acquisition or other Permitted Investment; provided, that such Liens are not incurred in connection with or in anticipation of such Permitted Acquisition or other Permitted Investment and do not attach to any other assets of any Loan Party or any Subsidiary;

          (o) Liens in favor of customs and revenues authorities imposed by applicable Law arising in the ordinary course of business in connection with the importation of goods and securing obligations (i) that are not overdue by more than thirty (30) days, or (ii)(A) that are being contested in good faith by appropriate proceedings, (B) the applicable Loan Party or Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (C) such contest effectively suspends collection of the contested obligation and enforcement of any Lien securing such obligation;

          (p) Liens (i) on cash advances in favor of the seller of any property to be acquired in any Permitted Investment to be applied against the purchase price for such Investment, and (ii) consisting of an agreement to transfer any property in a Permitted Disposition, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien;

          (q) any interest or title of a lessor or sublessor under leases or subleases or secured by a lessor’s or sublessor’s interests under leases entered into by the Borrower or any of its Subsidiaries in the ordinary course of business;

(r) Liens solely on any cash earnest money deposits made by the Borrower or any of its Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

          (s) Liens in respect of the licensing of patents, copyrights, trademarks, trade names, other indications of origin, domain names and other forms of Intellectual Property in the ordinary course of business;

          (t) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods (including under Article 2 of the UCC) and Liens that are contractual rights of set-off relating to purchase orders and other similar agreements entered into by the Borrower or any of its Subsidiaries;

(u) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto incurred in the ordinary course of business;

(v) Liens on assets other than those of the type included in the Borrowing Base to secure Indebtedness permitted under clause (d) of “Permitted Indebtedness”;

(w) Liens on property of Domestic Subsidiaries which are not Loan Parties to secure Indebtedness permitted under clause (r) of the definition of “Permitted Indebtedness”;

(x) licenses or sublicenses, in each case in the ordinary course of business and which do not materially interfere with the business of the Borrower and its Subsidiaries; and

(y) other Liens on assets other than those of the type included in the Borrowing Base securing obligations outstanding in an aggregate principal amount not to exceed $10,000,000.

“Permitted Indebtedness” means each of the following as long as no Event of Default exists or would arise from the incurrence thereof:

          (a) Indebtedness outstanding on the date hereof and listed on Schedule 7.03 and any refinancings, refundings, renewals or extensions thereof; provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to any premium or other amount paid, and fees and expenses reasonably incurred, in each case on then current market terms, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, (ii) the result of such extension, renewal or replacement shall not be an earlier maturity date or decreased weighted average life of such Indebtedness, and (iii) the terms relating to collateral (if any) and subordination (if any), of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are not less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate;

          (b) Indebtedness of (i) any Loan Party to any other Loan Party, (ii) any Subsidiary that is not a Loan Party to any Loan Party so long as either (x) the Payment Conditions are satisfied, or (y) (A) at the time of such Investment, no Loans are then outstanding and (B) the aggregate amount paid by any Loan Party on account of such Indebtedness is funded entirely through the use of cash on hand of the Loan Parties, (iii) any Subsidiary that is not a Loan Party to any other Subsidiary that is not a Loan Party, and (iv) any Loan Party to any Subsidiary that is not a Loan Party in an aggregate principal amount not to exceed $50,000,000 at any time outstanding unless the Payment Conditions are satisfied (in which event such dollar limitation shall not apply);

          (c) Without duplication of Indebtedness described in clause (f) of this definition, purchase money Indebtedness of any Loan Party or any Subsidiary thereof to finance the acquisition of any fixed or capital assets, including Capital Lease Obligations and Synthetic Lease Obligations, and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof provided that the terms relating to collateral (if any) and subordination (if any), of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate, provided that, if requested by the Collateral Agent, the Loan Parties shall use commercially reasonable efforts to cause the holders of such Indebtedness to enter into a Collateral Access Agreement on terms reasonably satisfactory to the Collateral Agent;

          (d) obligations (contingent or otherwise) of any Loan Party or any Subsidiary thereof existing or arising under any Swap Contract, provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with fluctuations in interest rates, energy prices or foreign exchange rates, and not for purposes of speculation or taking a “market view;”;

          (e) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds, performance and completion guarantees and similar obligations, or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case provided in the ordinary course of business;

          (f) Indebtedness incurred for the construction or acquisition or improvement of, or to finance or to refinance, any Real Estate owned by any Loan Party or any Subsidiary (including therein any Indebtedness incurred in connection with sale-leaseback transactions permitted hereunder), provided that, upon the request of the Collateral Agent, the Loan Parties shall use commercially reasonable efforts to cause the holders of such Indebtedness to enter into a Collateral Access Agreement on terms reasonably satisfactory to the Collateral Agent;

(g) Indebtedness with respect to the deferred purchase price for any Permitted Acquisition, provided that such Indebtedness is on terms reasonably acceptable to the Agents;

(h) Indebtedness of any Person that becomes a Subsidiary of a Loan Party in a Permitted Acquisition or other Permitted Investment, which Indebtedness is existing at the time such Person becomes a Subsidiary of a Loan Party (other than Indebtedness incurred solely in contemplation of such Person’s becoming a Subsidiary of a Loan Party);

(i) the Obligations and Other Liabilities;

(j) Indebtedness consisting of Securities (as defined in the Indenture) issued pursuant to the Indenture;

          (k) (i) Indebtedness constituting indemnification obligations or obligations in respect of purchase price or other similar adjustments in connection with Permitted Acquisitions and other Permitted Investments and Permitted Dispositions; and (ii) Indebtedness consisting of obligations of the Borrower or any Subsidiary under deferred compensation or other similar arrangements incurred by such Person in connection with any Permitted Investment;

(l) Indebtedness consisting of the financing of insurance premiums in the ordinary course of business;

          (m) Indebtedness in respect of netting services, overdraft protections and similar arrangements and related liabilities arising from treasury, depository and cash management services or any automated clearing house transfers of funds in the ordinary course of business (including, without limitation Guarantees of any such obligations of any Subsidiary which is not a Loan Party);

          (n) unsecured guaranty obligations of the Borrower or any of its Subsidiaries of the obligations of any joint ventures permitted under this Agreement in which the Borrower or any of its Subsidiaries is a party, not exceeding $10,000,000 in the aggregate at any time outstanding;

(p) Indebtedness representing deferred compensation to directors, officers and employees of the Borrower or any of its Subsidiaries incurred in the ordinary course of business;

(q) to the extent constituting Indebtedness, judgments, decrees, attachments or awards not constituting an Event of Default under Section 8.01(h);

(r) Indebtedness of any Domestic Subsidiary which is not a Loan Party; and

          (s) other Indebtedness (not described in any other clause of this definition, as to which such clause shall govern the such Permitted Indebtedness and this clause (r) shall not be additive thereto) in an aggregate principal amount not to exceed $300,000,000 at any time outstanding; provided that not more than $50,000,000 of such Indebtedness may be secured.

“Permitted Investments” means each of the following as long as no Event of Default exists or would arise from the making of such Investment:

          (a) readily marketable obligations issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition thereof; provided that the full faith and credit of the United States of America is pledged in support thereof;

(b) commercial paper issued by any Person organized under the laws of any state of the United States of America and rated, at the time of acquisition thereof, at least “Prime-2” (or the then equivalent grade) by Moody’s or at least “A-2” (or the then equivalent grade) by S&P, in each case with maturities of not more than one year from the date of acquisition thereof;

          (c) any Investments of the Loan Parties consisting of demand deposits or time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States of America, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States of America, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated, at the time of acquisition thereof, as described in clause (b) of this definition and (iii) has combined capital and surplus of at least $500,000,000, in each case with maturities of not more than one year from the date of acquisition thereof;

          (d) fully collateralized repurchase agreements with a term of not more than thirty (30) days for securities described in clause (a) above (without regard to the limitation on maturity contained in such clause) and entered into with a financial institution satisfying the criteria, at the time of acquisition thereof, described in clause (c) above or with any primary dealer and having a market value at the time that such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such counterparty entity with whom such repurchase agreement has been entered into;

          (e) Investments, classified in accordance with GAAP as current assets of the Loan Parties, in any money market fund, mutual fund, or other investment companies that are registered under the Investment Company Act of 1940, as amended, which have the highest rating obtainable from either Moody’s or S&P, and which invest primarily in one or more of the types of securities described in clauses (a) through (d) above;

(f) Investments existing on the Closing Date, and set forth on Schedule 7.02, but not any increase in the amount thereof;

          (g) (i) Investments by any Loan Party and its Subsidiaries in their respective Subsidiaries outstanding on the date hereof, (ii) additional Investments by any Loan Party and its Subsidiaries in Loan Parties, (iii) additional Investments by any Subsidiary that is not a Loan Party in any other Subsidiary that is not a Loan Party, and (iv) additional Investments by any Loan Party in any Subsidiary that is not a Loan Party so long as either (x) the Payment Conditions are satisfied, or (y) (A) at the time of such Investment, no Loans are then outstanding and (B) the aggregate amount paid by any Loan Party for such Investment is funded entirely through the use of cash on hand of the Loan Parties;

          (h) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(i) Guarantees constituting Permitted Indebtedness;

(j) Investments in Swap Contracts not prohibited hereunder;

          (k) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

          (l) (i) advances of payroll payments to employees in the ordinary course of business and (ii) other loans and advances to officers, directors and employees of the Loan Parties and Subsidiaries in the ordinary course of business in an aggregate amount not to exceed $10,000,000 at any time outstanding;

          (m) Investments constituting (i) Permitted Acquisitions and/or (ii) any acquisition of Store locations of any Person for which the aggregate consideration payable in connection with such acquisition is less than $25,000,000 in any transaction or group of transactions which are part of a common plan;

          (n) Investments of any Person existing at the time such Person becomes a Subsidiary of any Loan Party or consolidates or merges with the Borrower or any of its Subsidiaries (including in connection with a Permitted Acquisition) so long as such Investments were not made in contemplation of such Person becoming a Subsidiary or of such consolidation or merger;

(o) promissory notes and other non-cash consideration received in connection with Dispositions permitted by Section 7.05 hereof;

(p) lease, utility and other similar deposits in the ordinary course of business;

          (q) Investments in the ordinary course of business consisting of endorsements for collection or deposit pursuant to Article 3 of the UCC and customary trade arrangements with customers pursuant to Article 4 of the UCC, in each case in the ordinary course of business consistent with past practices; and

(r) other Investments of a nature not otherwise set forth in clauses (a) through (q) above in an aggregate amount not to exceed $25,000,000 in the aggregate at any time outstanding;

provided, however, that notwithstanding the foregoing, at any time when Revolving Credit Loans are outstanding, the Investments specified in clauses (a) through (e) or clause (r) shall be subject to Control Agreements (as defined in the Security Agreement) to the extent required by the Security Agreement.

“Permitted Overadvance” means an Overadvance made by the Administrative Agent, in its discretion, which:

(a) is made to maintain, protect or preserve the Collateral and/or the Credit Parties’ rights under the Loan Documents or which is otherwise for the benefit of the Credit Parties; or

(b) is made to enhance the likelihood of, or to maximize the amount of, repayment of any Obligation or Other Liabilities;

(c) is made to pay any other amount chargeable to any Loan Party hereunder; and

          (d) together with all other Permitted Overadvances then outstanding, shall not (i) exceed five percent (5%) of the Borrowing Base at any time or (ii) unless a Liquidation is occurring, remain outstanding for more than forty-five (45) consecutive Business Days, unless in each case, the Required Lenders otherwise agree;

provided however, that the foregoing shall not (i) modify or abrogate any of the provisions of Section 2.03 regarding the Lenders’ obligations with respect to Letters of Credit, or (ii) result in any claim or liability against the Administrative Agent (regardless of the amount of any Overadvance) for “inadvertent Overadvances” (i.e. where an Overadvance results from changed circumstances beyond the control of the Administrative Agent (such as a reduction in the collateral value)), and such “inadvertent Overadvances” shall not reduce the amount of Permitted Overadvances allowed hereunder, and further provided that in no event shall the Administrative Agent make an Overadvance, if after giving effect thereto, the principal amount of the Credit Extensions would exceed the Aggregate Commitments (as in effect prior to any termination of the Commitments pursuant to Section 2.06 hereof).

          “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, limited partnership, Governmental Authority or other entity.

           “Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate and includes, without limitation, any Pension Plan or Multiemployer Plan.

          “Platform” has the meaning specified in Section 6.02.

          “Prepayment Event” means:

          (a) Any Disposition (including pursuant to a sale and leaseback transaction) of any property or asset of a Loan Party (other than the sale of Collateral in the ordinary course of business and the transfer of any Collateral among Stores and other locations of the Loan Parties);

          (b) Any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of a Loan Party unless (i) the proceeds therefrom are required to be paid to the holder of a Lien on such property or asset having priority over the Lien of the Collateral Agent or (ii) prior to the occurrence of a Triggering Event, the proceeds therefrom are utilized for purposes of replacing or repairing the assets in respect of which such proceeds, awards or payments were received within 180 days of the occurrence of the damage to or loss of the assets being repaired or replaced;

          (c) The issuance by a Loan Party of any Equity Interests, other than any such issuance of Equity Interests (i) to a Loan Party, (ii) as consideration for a Permitted Acquisition or (iii) as a compensatory issuance to any employee, director, or consultant (including under any option plan);

          (d) The incurrence by a Loan Party of any Indebtedness for borrowed money pursuant to clause (j) of the definition of Permitted Indebtedness or for borrowed money that is not Permitted Indebtedness; or

(e) The receipt by any Loan Party of any Extraordinary Receipts.

          “Pro Forma Availability Condition” means, for any date of calculation with respect to any transaction or payment, the Pro Forma Excess Availability following, and after giving effect to, such transaction or payment, will be equal to or greater than twenty-five percent (25%) of the Loan Cap.

          “Pro Forma Excess Availability” means, for any date of calculation, the projected Average Daily Availability for each Fiscal Month during any projected twelve (12) Fiscal Months.

          “Public Lender” has the meaning specified in Section 6.02.

          “Real Estate” means all land, together with the buildings, structures, parking areas, and other improvements thereon, now or hereafter owned or leased by any Loan Party, including all easements, rights-of-way, and similar rights relating thereto.

          “Register” has the meaning specified in Section 10.06(c).

          “Registered Public Accounting Firm” has the meaning specified by the Securities Laws and shall be independent of the Borrower and its Subsidiaries as prescribed by the Securities Laws.

          “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

          “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

          “Reports” has the meaning specified in Section 9.12(a).

          “Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Committed Loans, a Committed Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swing Line Loan, a Swing Line Loan Notice.

          “Required Lenders” means, as of any date of determination, at least three (3) Lenders holding more than 50% of the Aggregate Commitments or, if the commitment of each Lender to make Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, at least three (3) Lenders holding in the aggregate more than 50% of the Total Outstandings (with the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed “held” by such Lender for purposes of this definition); provided that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

          “Reserves” means all (if any) Inventory Reserves and Availability Reserves.

          “Responsible Officer” means the chief executive officer, president, chief financial officer or treasurer of a Loan Party or any of the other individuals designated in writing to the Administrative Agent by an existing Responsible Officer of a Loan Party as an authorized signatory of any certificate or other document to be delivered hereunder. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

          “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to such Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment.

           “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

          “Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002.

          “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

          “Securities Laws” means the Securities Act of 1933, the Securities Exchange Act of 1934, Sarbanes-Oxley, and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the PCAOB.

          “Security Agreement” means the Security Agreement dated as of the Closing Date among the Loan Parties and the Collateral Agent.

          “Security Documents” means the Security Agreement, the Blocked Account Agreements, the Mortgages, the Credit Card Notifications, and each other security agreement or other instrument or document executed and delivered by any Loan Party to the Collateral Agent pursuant to this Agreement or any other Loan Document granting a Lien to secure any of the Obligations and Other Liabilities.

          “Settlement Date” has the meaning specified in Section 2.14(a).

          “Shareholders’ Equity” means, as of any date of determination, consolidated shareholders’ equity of the Borrower and its Subsidiaries as of that date determined in accordance with GAAP.

          “Shrink” means Inventory which has been lost, misplaced, stolen, or is otherwise unaccounted for.

          “Solvent” and “Solvency” means, with respect to any Person on a particular date, that on such date (a) at fair valuation, all of the properties and assets of such Person are greater than the sum of the debts, including contingent liabilities, of such Person, (b) the present fair saleable value of the properties and assets of such Person is not less than the amount that would be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its properties and assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts beyond such Person’s ability to pay as such debts mature, and (e) such Person is not engaged in a business or a transaction, and is not about to engage in a business or transaction, for which such Person’s properties and assets would constitute unreasonably small capital after giving due consideration to the prevailing practices in the industry in which such Person is engaged. The amount of all guarantees at any time shall be computed as the amount that, in light of all the facts and circumstances existing at the time, can reasonably be expected to become an actual or matured liability.

           “Standby Letter of Credit” means any Letter of Credit that is not a Commercial Letter of Credit and that (a) is used in lieu or in support of performance guaranties or performance, surety or similar bonds (excluding appeal bonds) arising in the ordinary course of business, (b) is used in lieu or in support of stay or appeal bonds, (c) supports the payment of insurance premiums for reasonably necessary casualty insurance carried by any of the Loan Parties, or (d) supports payment or performance for identified purchases or exchanges of products or services in the ordinary course of business.

          “Standby Letter of Credit Sublimit” means $25,000,000.

          “Stated Amount” means at any time the maximum amount for which a Letter of Credit may be honored.

          “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the FRB to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. LIBO Rate Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          “Store” means any retail store (which may include any real property, fixtures, equipment, inventory and other property related thereto) operated, or to be operated, by any Loan Party.

          “Subordinated Indebtedness” means Indebtedness which is expressly subordinated in right of payment to the prior payment in full of the Obligations and which is in form and on terms approved in writing by the Administrative Agent.

          “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the Equity Interests having ordinary voting power for the election of directors or other governing body are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of a Loan Party.

          “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

          “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

          “Swing Line” means the revolving credit facility made available by the Swing Line Lender pursuant to Section 2.04.

          “Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.04.

          “Swing Line Lender” means Bank of America in its capacity as provider of Swing Line Loans, or any successor swing line lender hereunder.

          “Swing Line Loan” has the meaning specified in Section 2.04(a).

          “Swing Line Loan Notice” means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B.

          “Swing Line Note” means the promissory note of the Borrower substantially in the form of Exhibit C-2, payable to the order of the Swing Line Lender, evidencing the Swing Line Loans made by the Swing Line Lender.

          “Swing Line Sublimit” means an amount equal to the lesser of (a) $20,000,000 and (b) the Aggregate Commitments. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Commitments.

          “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including sale and leaseback transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

          “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

          “Termination Date” means the earlier to occur of (i) the Maturity Date, and (ii) the date on which the maturity of the Obligations is accelerated (or deemed accelerated) and the Aggregate Commitments are irrevocably terminated (or deemed terminated) in accordance with Article VII.

          “Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

          “Trading with the Enemy Act” has the meaning set forth in Section 10.18.

          “Triggering Event” means either (i) the occurrence and continuance of any Event of Default, or (ii) the failure of the Borrower to maintain Availability for three consecutive Business Days of at least seventeen and one-half (17.5%) percent of the Loan Cap. For purposes of this Agreement, the occurrence of a Triggering Event shall be deemed continuing at the Administrative Agent’s option (i) so long as such Event of Default is continuing, and/or (ii) if the Triggering Event arises as a result of the Borrower’s failure to achieve Availability as required hereunder, until Availability has exceeded seventeen and one-half (17.5%) percent of the Loan Cap for ninety (90) consecutive days, in which case a Triggering Event shall no longer be deemed to be continuing for purposes of this Agreement; provided that a Triggering Event shall be deemed continuing (even if an Event of Default is no longer continuing and/or Excess Availability exceeds the required amount for ninety (90) consecutive days) at all times after a Triggering Event has occurred and been discontinued on two (2) occasions after the Closing Date.

          “Type” means, with respect to a Committed Loan, its character as a Base Rate Loan or a LIBO Rate Loan.

          “UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if a term is defined in Article 9 of the Uniform Commercial Code differently than in another Article thereof, the term shall have the meaning set forth in Article 9; provided further that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection, of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy, as the case may be.

          “UFCA” has the meaning specified in Section 10.21(d).

          “UFTA” has the meaning specified in Section 10.21(d).

          “Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

          “United States” and “U.S.” mean the United States of America.

          “Unreimbursed Amount” has the meaning specified in Section 2.03(c)(i).

          “Wholly Owned Subsidiary” means, with respect to any Person, any corporation, partnership or other entity of which all of the Equity Interests (other than, in the case of a corporation, directors’ qualifying shares) are directly or indirectly owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

          1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

          (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, amendments and restatements, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending replacing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

          (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

1.03 Accounting Terms

          (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

          (b) Changes in GAAP. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

          (c) Adoption of International Financial Reporting Standards. In the event that the Borrower elects to transition the accounting policies and reporting practices of the Loan Parties from GAAP to the International Financial Reporting Standards pursuant to Section 7.13 hereof, and any such adoption of the International Financial Reporting Standards would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such adoption of the International Financial Reporting Standards (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such adoption of the International Financial Reporting Standards and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such adoption of the International Financial Reporting Standards.

          1.04 Rounding. Any financial ratios required to be maintained by the Loan Parties pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

          1.05 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

          1.06 Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to be the Stated Amount of such Letter of Credit in effect at such time..

ARTICLE II
THE COMMITMENTS AND CREDIT EXTENSIONS

          2.01 Committed Loans; Reserves. (a) Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Committed Loan”) to the Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the lesser of (x) the amount of such Lender’s Commitment, and (y) such Lender’s Applicable Percentage of the Borrowing Base; subject in each case to the following limitations:

(i) after giving effect to any Committed Borrowing, the Total Outstandings shall not exceed the Loan Cap;

                    (ii) after giving effect to any Committed Borrowing, the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment; and

(iii) The Outstanding Amount of all L/C Obligations shall not at any time exceed the Letter of Credit Sublimit.

Within the limits of each Lender’s Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Committed Loans may be Base Rate Loans or LIBO Rate Loans, as further provided herein.

                    (b) The following are the Inventory Reserves and Availability Reserves as of the Closing Date:

(i) Shrink (an Inventory Reserve): An amount equal to $1,900,000;

                    (ii) Rent (an Availability Reserve): An amount equal to two (2) months’ rent for all of the Loan Parties’ leased locations in each Landlord Lien State, other than leased locations with respect to which the Collateral Agent has received a Collateral Access Agreement; and

(iii) Customer Credit Liabilities (an Availability Reserve): An amount equal to (x) fifty percent (50%) of the Customer Credit Liabilities set forth in clause (a) of the definition thereof plus (y) one hundred percent (100%) of the Customer Credit Liabilities set forth in clause (b) of the definition thereof (in each case as reflected in the Loan Parties’ books and records).

                    (c) The Administrative Agent shall have the right, at any time and from time to time after the Closing Date in its Permitted Discretion to establish, modify or eliminate Reserves upon three (3) Business Days’ prior written notice to the Borrower (during which period the Administrative Agent shall be available to discuss in good faith any such proposed Reserve with the Borrower and the Borrower may take such action as may be required so that the event, condition or matter that is the basis for such Reserve or modification no longer exists); provided that no such prior notice shall be required for (1) changes to any Reserves resulting solely by virtue of mathematical calculations of the amount of the Reserve in accordance with the methodology of calculation previously utilized (such as, but not limited to, Rent and Customer Credit Liabilities), or (2) changes to Reserves or establishment of additional Reserves if a Material Adverse Effect has occurred or it would be reasonably likely that a Material Adverse Effect to the Lenders would occur were such Reserve not changed or established prior to the expiration of such three (3) Business Day period.

          2.02 Borrowings, Conversions and Continuations of Committed Loans.

                    (a) Committed Loans (other than Swing Line Loans) shall be either Base Rate Loans or LIBO Loans as the Borrower may request subject to and in accordance with this Section 2.02. All Swing Line Loans shall be only Base Rate Loans. Subject to the other provisions of this Section 2.02, Committed Borrowings of more than one Type may be incurred at the same time.

                    (b) Each Committed Borrowing, each conversion of Committed Loans from one Type to the other, and each continuation of LIBO Rate Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of LIBO Rate Loans or of any conversion of LIBO Rate Loans to Base Rate Loans, and (ii) on the requested date (which shall be a Business Day) of any Borrowing of Base Rate Loans. Each telephonic notice by the Borrower pursuant to this Section 2.02(b) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Each Borrowing of, conversion to or continuation of LIBO Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Committed Borrowing, a conversion of Committed Loans from one Type to the other, or a continuation of LIBO Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Committed Loans to be borrowed, converted or continued, (iv) the Type of Committed Loans to be borrowed or to which existing Committed Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Committed Loan in a Committed Loan Notice or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Committed Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable LIBO Rate Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of LIBO Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Notwithstanding anything to the contrary herein, a Swing Line Loan may not be converted to a LIBO Rate Loan.

                    (c) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each applicable Lender of the amount of its Applicable Percentage of the applicable Committed Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in Section 2.02(b). In the case of a Committed Borrowing, each Lender shall make the amount of its Committed Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall promptly make all funds so received available to the Borrower in like funds (but in any event shall use reasonable efforts to make such funds available by 4:00 p.m.) on the day of receipt by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to the Administrative Agent by the Borrower; provided, however, that if, on the date the Committed Loan Notice with respect to such Borrowing is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of such Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrower as provided above.

                    (d) In the event that the Borrower, after receipt of an invoice therefor, fails to pay any interest, fee, service charge, expenses, or other payment to which any Credit Party is entitled from the Loan Parties pursuant hereto or any other Loan Document when due, the Administrative Agent, without the request of the Borrower, may advance any such interest, fee, service charge, expenses, or other payment to which any Credit Party is entitled from the Loan Parties pursuant hereto or any other Loan Document and may charge the same to the Loan Account notwithstanding that an Overadvance may result thereby. The Administrative Agent shall advise the Borrower of any such advance or charge promptly after the making thereof. Such action on the part of the Administrative Agent shall not constitute a waiver of the Administrative Agent’s rights and the Borrower’s obligations under Section 2.05(c). Any amount which is added to the principal balance of the Loan Account as provided in this Section 2.02(d) shall bear interest at the interest rate then and thereafter applicable to Base Rate Loans.

                    (e) Except as otherwise provided herein, a LIBO Rate Loan may be continued or converted only on the last day of an Interest Period for such LIBO Rate Loan. During the existence of an Event of Default, no Loans may be requested as, converted to or continued as LIBO Rate Loans without the Consent of the Required Lenders.

                    (f) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for LIBO Rate Loans upon determination of such interest rate. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change.

                    (g) After giving effect to all Committed Borrowings, all conversions of Committed Loans from one Type to the other, and all continuations of Committed Loans as the same Type, there shall not be more than ten (10) Interest Periods in effect with respect to LIBO Rate Loans.

                    (h) The Administrative Agent, the Lenders, the Swing Line Lender and the L/C Issuer shall have no obligation to make any Loan or to provide any Letter of Credit if an Overadvance would result. The Administrative Agent may, in its discretion, make Permitted Overadvances without the consent of the Lenders, the Swing Line Lender and the L/C Issuer and each Lender shall be bound thereby. Any Permitted Overadvance may, at the option of the Administrative Agent, constitute a Swing Line Loan. A Permitted Overadvance is for the account of the Borrower and shall constitute a Base Rate

Loan and an Obligation and shall be repaid by the Borrower in accordance with the provisions of Section 2.05(c). The making of any such Permitted Overadvance on any one occasion shall not obligate the Administrative Agent or any Lender to make or permit any Permitted Overadvance on any other occasion or to permit such Permitted Overadvances to remain outstanding. The making by the Administrative Agent of a Permitted Overadvance shall not modify or abrogate any of the provisions of Section 2.03 regarding the Lenders’ obligations to purchase participations with respect to Letters of Credit or of Section 2.04 regarding the Lenders’ obligations to purchase participations with respect to Swing Line Loans. The Administrative Agent shall have no liability for, and no Loan Party or Credit Party shall have the right to, or shall, bring any claim of any kind whatsoever against the Administrative Agent with respect to “inadvertent Overadvances” (i.e. where an Overadvance results from changed circumstances beyond the control of the Administrative Agent (such as a reduction in the collateral value)) regardless of the amount of any such Overadvance(s).

          2.03 Letters of Credit.

                    (a) The Letter of Credit Commitment.

                              (i) Subject to the terms and conditions set forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until and including the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Borrower, and to amend or extend Letters of Credit previously issued by it, in accordance with Section 2.03(b) below, and (2) to honor drawings under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (w) the Total Outstandings shall not exceed the Loan Cap, (x) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment, (y) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit, and (z) the Outstanding Amount of the L/C Obligations with respect to Standby Letters of Credit shall not exceed the Standby Letter of Credit Sublimit. Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. Any L/C Issuer (other than Bank of America or any of its Affiliates) shall notify the Administrative Agent in writing on each Business Day of all Letters of Credit issued on the prior Business Day by such L/C Issuer, provided that (A) until the Administrative Agent advises any such Issuing Bank that the provisions of Section 4.02 are not satisfied, or (B) the aggregate amount of the Letters of Credit issued in any such week exceeds such amount as shall be agreed by the Administrative Agent and such L/C Issuer, such L/C Issuer shall be required to so notify the Administrative Agent in writing only once each week of the Letters of Credit issued by such L/C Issuer during the immediately preceding week as well as the daily amounts outstanding for the prior week, such notice to be furnished on such day of the week as the Administrative Agent and such L/C Issuer may agree.

                              (ii) The L/C Issuer shall not issue any Letter of Credit, if:

(A) subject to Section 2.03(b)(iii), the expiry date of such requested Standby Letter of Credit would occur more than twelve months after the date of issuance or last extension; or

                              (B) subject to Section 2.03(b)(iii), the expiry date of such requested Commercial Letter of Credit would occur more than 180 days after the date of issuance or last extension, unless the Required Lenders have approved such expiry date; or

                              (C) the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless either such Letter of Credit is Cash Collateralized on or prior to the date of issuance of such Letter of Credit or all the Lenders have approved such expiry date.

                              (iii) The L/C Issuer shall not issue any Letter of Credit without the prior consent of the Administrative Agent if:

                          (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

(B) the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally;

                          (C) such Letter of Credit is to be denominated in a currency other than Dollars; provided that if the L/C Issuer, in its discretion, issues a Letter of Credit denominated in a currency other than Dollars, all reimbursements by the Borrower of the honoring of any drawing under such Letter of Credit shall be paid in the currency in which such Letter of Credit was denominated;

(D) such Letter of Credit contains any provisions for automatic reinstatement of the Stated Amount after any drawing thereunder; or

                          (E) a default of any Lender’s obligations to fund under Section 2.03(c) exists or any Lender is at such time a Defaulting Lender or Deteriorating Lender hereunder, unless the L/C Issuer has entered into satisfactory arrangements with the Borrower or such Lender to eliminate the L/C Issuer’s risk with respect to such Lender.

                              (iv) The L/C Issuer shall not amend any Letter of Credit if the L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof or if the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

                              (v) The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.

                    (b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

                              (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least two (2) Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other customary matters as the L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other customary matters as the L/C Issuer may reasonably require. Additionally, the Borrower shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may reasonably require.

                              (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower (or the applicable Loan Party) or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices. Immediately upon the issuance or amendment of each Letter of Credit, each Lender shall be deemed to (without any further action), and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer, without recourse or warranty, a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Applicable Percentage times the Stated Amount of such Letter of Credit. Upon any change in the Commitments under this Agreement, it is hereby agreed that with respect to all L/C Obligations, there shall be an automatic adjustment to the participations hereby created to reflect the new Applicable Percentages of the assigning and assignee Lenders.

                              (iii) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer shall, subject to the provisions of this Section 2.03, issue a Standby Letter of

Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Standby Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Standby Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Standby Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Standby Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension.

                              (iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

                    (c) Drawings and Reimbursements; Funding of Participations.

                              (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof; provided, however, that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the L/C Issuer and the Lenders with respect to any such payment. Not later than 11:00 a.m. on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), the Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Lender’s Applicable Percentage thereof. In such event, the Borrower shall be deemed to have requested a Committed Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Committed Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                              (ii) Each Lender shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the L/C Issuer at the Administrative Agent’s Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer.

                              (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Committed Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.03.

                              (iv) Until each Lender funds its Committed Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of the L/C Issuer.

                              (v) Each Lender’s obligation to make Committed Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Committed Loans pursuant to this Section 2.03(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Committed Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

                              (vi) If any Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

                    (d) Repayment of Participations.

                              (i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative

Agent), the Administrative Agent will distribute to such Lender its Applicable Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

                              (ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

                    (e) Obligations Absolute. The obligation of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

                              (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

                              (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

                              (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

                              (iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;

                              (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any of its Subsidiaries; or

                              (vi) the fact that any Event of Default shall have occurred and be continuing.

          The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will promptly notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

                    (f) Role of L/C Issuer. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; (iii) any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit or any error in interpretation of technical terms; or (iv) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary (or the L/C Issuer may refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit), and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

                    (g) Cash Collateral. Upon the written request of the Administrative Agent, if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Borrower shall, in each case, within one Business Day after such request, Cash Collateralize the then Outstanding Amount of all L/C Obligations. Sections 2.05 and 8.02(c) set forth certain additional requirements to deliver Cash Collateral hereunder. For purposes of this Section 2.03, Section 2.05 and Section 8.02(c), “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances in an amount equal to 103% of the Outstanding Amount of all L/C Obligations, pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby Consented to by the Lenders). Derivatives of such term have corresponding meanings. The Borrower hereby grants to the Collateral Agent a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America, except that Permitted Investments of the type listed in clauses (a) through (f) of the definition thereof may be made at the request of the Borrower at the option and in the sole discretion of the Collateral Agent (and at the Borrower’s risk and expense); interest or profits, if any, on such investments shall accumulate in such account. If at any time the Administrative Agent reasonably determines that any funds held as Cash Collateral are subject to any right or claim of any Person other than the Administrative Agent or that the total amount of such funds is less than the aggregate Outstanding Amount of all L/C Obligations, the

Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited as Cash Collateral, an amount equal to the excess of (x) such aggregate Outstanding Amount over (y) the total amount of funds, if any, then held as Cash Collateral that the Administrative Agent reasonably determines to be free and clear of any such right and claim. Upon the drawing of any Letter of Credit for which funds are on deposit as Cash Collateral, such funds shall be applied, to the extent permitted under applicable Laws, to reimburse the L/C Issuer and, to the extent not so applied, shall thereafter be applied to satisfy other Obligations and Other Liabilities.

                    (h) Applicability of ISP and UCP. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued, (i) the rules of the ISP shall apply to each Standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each Commercial Letter of Credit.

                    (i) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the daily Stated Amount under each such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of the Letter of Credit shall be determined in accordance with Section 1.06. Letter of Credit Fees shall be (i) due and payable on the fifteenth day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand, and (ii) computed on a quarterly basis in arrears. If there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, while any Event of Default exists, Letter of Credit Fees shall accrue at the Default Rate as provided in Section 2.12(b) hereof.

                    (j) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the L/C Issuer for its own account a fronting fee (i) with respect to each Commercial Letter of Credit, at a rate equal to 0.125% per annum, computed on the amount of such Letter of Credit, and payable upon the issuance or amendment thereof, and (ii) with respect to each Standby Letter of Credit, at a rate equal to 0.125% per annum, computed on the daily amount available to be drawn under such Letter of Credit and on a quarterly basis in arrears. Such fronting fees shall be due and payable on the tenth Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of the Letter of Credit shall be determined in accordance with Section 1.06. In addition, the Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand (accompanied by an invoice therefor) and are nonrefundable.

                    (k) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

          2.04 Swing Line Loans.

                    (a) The Swing Line. Subject to the terms and conditions set forth herein, the Swing Line Lender agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, to make loans (each such loan, a “Swing Line Loan”) to the Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Committed Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Commitment; provided, however, that after giving effect to any Swing Line Loan, (i) the Total Outstandings shall not exceed the Loan Cap, and (ii) the aggregate Outstanding Amount of the Committed Loans of any Lender at such time, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations at such time, plus such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans at such time shall not exceed such Lender’s Commitment, and provided, further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan, and provided further that the Swing Line Lender shall not be obligated to make any Swing Line Loan at any time when any Lender is at such time a Defaulting Lender or Deteriorating Lender hereunder, unless the Swing Line Lender has entered into satisfactory arrangements with the Borrower or such Lender to eliminate the Swing Line Lender’s risk with respect to such Lender. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swing Line Loan shall bear interest only at a rate based on the Base Rate. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a risk participation in such Swing Line Loan in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Swing Line Loan. The Swing Line Lender shall have all of the benefits and immunities (A) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the Swing Line Lender in connection with Swing Line Loans made by it or proposed to be made by it as if the term “Administrative Agent” as used in Article IX included the Swing Line Lender with respect to such acts or omissions, and (B) as additionally provided herein with respect to the Swing Line Lender.

                    (b) Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of $100,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a written Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent at the request of the Required Lenders prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender may, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower at its office by crediting the account of the Borrower on the books of the Swing Line Lender in immediately available funds.

                    (c) Refinancing of Swing Line Loans.

                              (i) The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorize the Swing Line Lender to so request on their behalf), that each Lender make a Base Rate Loan in an amount equal to such Lender’s Applicable Percentage of the amount of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion of the Aggregate Commitments and the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Applicable Percentage of the amount specified in such Committed Loan Notice available to the Administrative Agent in immediately available funds for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Committed Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.

                              (ii) If for any reason any Swing Line Loan cannot be refinanced by such a Committed Borrowing in accordance with Section 2.04(c)(i), the request for Base Rate Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Lenders fund its risk participation in the relevant Swing Line Loan and each Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation.

                              (iii) If any Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Committed Loan included in the relevant Committed Borrowing or funded participation in the relevant Swing Line Loan, as the case may be. A certificate of the Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

                              (iv) Each Lender’s obligation to make Committed Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Committed Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.

                    (d) Repayment of Participations.

                              (i) At any time after any Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Lender its Applicable Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.

                              (ii) If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Lender shall pay to the Swing Line Lender its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

                              (e) Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower for interest on the Swing Line Loans. Until each Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Lender’s Applicable Percentage of any Swing Line Loan, interest in respect of such Applicable Percentage shall be solely for the account of the Swing Line Lender.

                              (f) Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

          2.05 Prepayments.

                    (a) The Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Committed Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. (A) two (2) Business Days prior to any date of prepayment of LIBO Rate Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of LIBO Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if LIBO Rate Loans, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s Applicable Percentage of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a LIBO Rate Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each such prepayment shall be applied to the Committed Loans of the Lenders in accordance with their respective Applicable Percentages.

                    (b) The Borrower may, upon notice to the Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of $100,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

                    (c) If for any reason the Total Outstandings at any time exceed the Loan Cap, as then in effect, the Borrower shall immediately prepay Loans, Swing Line Loans and L/C Borrowings and/or Cash Collateralize the L/C Obligations (other than L/C Borrowings) in an aggregate amount equal to such excess; provided, however, that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(c) unless after the prepayment in full of the Loans the Total Outstandings exceed Loan Cap.

                    (d) The Borrower shall prepay the Loans and Cash Collateralize the L/C Obligations in accordance with the provisions of Section 6.13 hereof.

                    (e) If any transaction constituting a Prepayment Event is consummated at any time while Availability is less than $50,000,000 after giving effect to such transaction, the Borrower shall prepay the Loans and Cash Collateralize the L/C Obligations in an amount equal to the Net Proceeds received by a Loan Party on account of such Prepayment Event, irrespective of whether a Triggering Event then exists and is continuing.

                    (f) Prepayments made pursuant to Section 2.05(c), (d) and (e) above, first, shall be applied ratably to the L/C Borrowings and the Swing Line Loans, second, shall be applied ratably to the outstanding Committed Loans, third, shall be used to Cash Collateralize the remaining L/C Obligations; and, fourth, the amount remaining, if any, after the prepayment in full of all L/C Borrowings, Swing Line Loans and Committed Loans outstanding at such time and the Cash Collateralization of the remaining L/C Obligations in full may be retained by the Borrower for use in the ordinary course of its business. Upon the drawing of any Letter of Credit that has been Cash Collateralized, the funds held as Cash Collateral shall be applied (without any further action by or notice to or from the Borrower or any other Loan Party) to reimburse the L/C Issuer or the Lenders, as applicable.

                    (g) Prepayments made pursuant to this Section 2.05 shall not reduce the Aggregate Commitments hereunder.

2.06 Termination or Reduction of Commitments. The Borrower may, upon irrevocable notice to the Administrative Agent, terminate the Aggregate Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit or from time to time permanently reduce the Aggregate Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. three (3) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrower shall not terminate or reduce (A) the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Aggregate Commitments, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, and (C) the Swing Line Sublimit if, after giving effect thereto, and to any concurrent payments hereunder, the Outstanding Amount of Swing Line Loans hereunder would exceed the Swing Line Sublimit.

(b) If, after giving effect to any reduction of the Aggregate Commitments, the Letter of Credit Sublimit or the Swing Line Sublimit exceeds the amount of the Aggregate

Commitments, such Letter of Credit Sublimit or Swing Line Sublimit shall be automatically reduced by the amount of such excess.

          (c) The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit, Swing Line Sublimit or the Aggregate Commitments under this Section 2.06. Upon any reduction of the Aggregate Commitments, the Commitment of each Lender shall be reduced by such Lender’s Applicable Percentage of such reduction amount. All fees (including, without limitation, commitment fees and Letter of Credit Fees) and interest in respect of the Aggregate Commitments accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

2.07 Repayment of Loans.

                              (a) The Borrower shall repay to the Lenders on the Termination Date the aggregate principal amount of Committed Loans outstanding on such date.

                              (b) To the extent not previously paid, the Borrower shall repay the outstanding balance of the Swing Line Loans on the Termination Date.

                              (c) On the Termination Date, the Borrower shall Cash Collateralize the L/C Obligations outstanding as of such date in accordance with the terms hereof.

          2.08 Interest.

                    (a) Subject to the provisions of Section 2.08(b) below, (i) each LIBO Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the LIBO Rate for such Interest Period plus the Applicable Margin; (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin; and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Margin.

                    (b) (i) If any amount payable under any Loan Document is not paid when due (after giving effect to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws for so long as such Event of Default is continuing.

                              (ii) If any other Event of Default exists, then the Administrative Agent may, and upon the request of the Required Lenders shall, notify the Borrower that all outstanding Obligations shall thereafter bear interest at a fluctuating interest rate per annum at all times while such Event of Default is continuing equal to the Default Rate and thereafter such Obligations shall bear interest at the Default Rate to the fullest extent permitted by applicable Laws.

                              (iii) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

                    (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

          2.09 Fees. In addition to certain fees described in subsections (i) and (j) of Section 2.03:

                    (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, a commitment fee equal to the Applicable Commitment Fee Percentage times the actual daily amount by which the Aggregate Commitments exceed the sum of (i) the Outstanding Amount of Loans (but excluding the principal amount of Swing Line Loans then outstanding) and (ii) the Outstanding Amount of L/C Obligations. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the fifteenth day after the end of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Commitment Fee Percentage during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Commitment Fee Percentage separately for each period during such quarter that such Applicable Commitment Fee Percentage was in effect. Notwithstanding the foregoing, in calculating the Commitment Fee payable to any Lender which is also the Swing Line Lender, the principal amount of Swing Line Loans outstanding shall be included in the calculation of the Outstanding Amount of Loans of such Lender.

                    (b) Other Fees. The Borrower shall pay to the Arranger and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

          2.10 Computation of Interest and Fees. All computations of interest for Base Rate Loans when the Base Rate is determined by Bank of America’s “prime rate” shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

          2.11 Evidence of Debt.

                    (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by the Administrative Agent (the “Loan Account”) in the ordinary course of business. In addition, each Lender may record in such Lender’s internal records, an appropriate notation evidencing the date and amount of each Loan from such Lender, each payment and prepayment of principal of any such Loan, and each payment of interest, fees and other amounts due in connection with the Obligations and Other Liabilities due to such Lender. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations and Other Liabilities. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. Upon receipt of an affidavit of a Lender as to the loss, theft, destruction or mutilation of such Lender’s Note and upon cancellation of such Note, the Borrower will issue, in lieu thereof, a replacement Note in favor of such Lender, in the same principal amount thereof and otherwise of like tenor.

                    (b) In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

          2.12 Payments Generally; Administrative Agent’s Clawback.

                    (a) General. All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall, at the option of the Administrative Agent, be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue until such next succeeding Business Day. If any payment (other than with respect to payment of a LIBO Rate Loan) to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

                    (b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of LIBO Rate Loans (or in the case of any Borrowing of Base Rate Loans, prior to 12:00 noon on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Committed Borrowing available to the Administrative Agent, then the applicable Lender (on demand) and the Borrower (within two Business Days after demand) severally agree to pay to the Administrative Agent forthwith such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation plus any administrative processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Committed Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Committed Loan included in such Committed Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

                              (ii) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the L/C Issuer, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

          A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

                    (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof (subject to the provisions of the last paragraph of Section 4.02 hereof), the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

                    (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Committed Loans, to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Committed Loan, to fund any such participation or to make any payment under Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Committed Loan, to purchase its participation or to make its payment under Section 10.04(c).

                    (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

          2.13 Sharing of Payments by Lenders. If any Credit Party shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of, interest on, or other amounts with respect to, any of the Obligations resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Obligations greater than its pro rata share thereof as provided herein (including as in contravention of the priorities of payment set forth in Section 8.03), then the Credit Party receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Obligations of the other Credit Parties, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Credit Parties ratably and in the priorities set forth in Section 8.03, provided that:

          (i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

          (ii) the provisions of this Section shall not be construed to apply to (x) any payment made by the Loan Parties pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Committed Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this Section shall apply).

          Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation.

          2.14 Settlement Amongst Lenders.

          (a) The amount of each Lender’s Applicable Percentage of outstanding Loans (including outstanding Swing Line Loans, shall be computed weekly (or more frequently in the Administrative Agent’s discretion) and shall be adjusted upward or downward based on all Loans (including Swing Line Loans) and repayments of Loans (including Swingline Loans) received by the Administrative Agent as of 3:00 p.m. on the first Business Day (such date, the “Settlement Date”) following the end of the period specified by the Administrative Agent.

          (b) The Administrative Agent shall deliver to each of the Lenders promptly after a Settlement Date a summary statement of the amount of outstanding Committed Loans and Swing Line Loans for the period and the amount of repayments received for the period. As reflected on the summary statement, (i) the Administrative Agent shall transfer to each Lender its Applicable Percentage of repayments, and (ii) each Lender shall transfer to the Administrative Agent (as provided below) or the Administrative Agent shall transfer to each Lender, such amounts as are necessary to insure that, after giving effect to all such transfers, the amount of Committed Loans made by each Lender shall be equal to such Lender’s Applicable Percentage of all Committed Loans outstanding as of such Settlement Date. If the summary statement requires transfers to be made to the Administrative Agent by the Lenders and is received prior to 1:00 p.m. on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 p.m. that day; and, if received after 1:00 p.m., then no later than 3:00 p.m. on the next Business Day. The obligation of each Lender to transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Administrative Agent. If and to the extent any Lender shall not have so made its transfer to the Administrative Agent, such Lender agrees to pay to the Administrative Agent, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Administrative Agent, equal to the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation plus any administrative, processing, or similar fees customarily charged by the Administrative Agent in connection with the foregoing.

          2.15 Increase in Commitments.

                     (a) Request for Increase. Provided no Default or Event of Default then exists or would arise therefrom, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower may from time to time, request an increase in the Aggregate Commitments by an amount (for all such requests) not exceeding $100,000,000; provided that (i) any such request for an increase shall be in a minimum amount of $15,000,000, (ii) the Borrower may make a maximum of four such requests, and (iii) such increase shall be on the same terms as those set forth in this Agreement. At the time of sending such notice, the Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders).

                    (b) Lender Elections to Increase. Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Applicable Percentage of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment.

                    (c) Notification by Administrative Agent; Additional Lenders. The Administrative Agent shall promptly notify the Borrower and each Lender of the Lenders’ responses to each request made hereunder. To achieve the full amount of a requested increase and subject to the approval of the Administrative Agent, the L/C Issuer and the Swing Line Lender (which approvals shall not be unreasonably withheld), to the extent that the existing Lenders decline to increase their Commitments, or decline to increase their Commitments to the amount requested by the Borrower, the Administrative Agent, in consultation with the Borrower, will provide the consenting Lenders with an opportunity to further increase their Commitments in the amount equal to the total amount requested by the Borrower and will use its reasonable efforts to arrange for other Eligible Assignees to become a Lender hereunder and to issue commitments in an amount equal to the amount of the increase in the Aggregate Commitments requested by the Borrower and not accepted by the existing Lenders (and the Borrower may also invite additional Eligible Assignees to become Lenders) (such Lenders which increase their Commitments and such additional Lenders, the “Additional Commitment Lenders”), provided, however, that without the consent of the Administrative Agent, at no time shall the Commitment of any Additional Commitment Lender be less than $5,000,000.

                    (d) Effective Date and Allocations. If the Aggregate Commitments are increased in accordance with this Section, the Administrative Agent, in consultation with the Borrower, shall determine the effective date (the “Increase Effective Date”) and the final allocation of such increase. The Administrative Agent shall promptly notify the Borrower and the Lenders of the final allocation of such increase and the Increase Effective Date and on the Increase Effective Date (i) the Aggregate Commitments under, and for all purposes of, this Agreement shall be increased by the aggregate amount of such Commitment Increases, and (ii) Schedule 2.01 shall be deemed modified, without further action, to reflect the revised Commitments and Applicable Percentages of the Lenders.

                    (e) Conditions to Effectiveness of Increase. As a condition precedent to such increase, (i) the Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (B) in the case of the Borrower, certifying that, before and after giving effect to such increase, (1) the representations and warranties contained in Article V and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Section 2.15, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01, (ii) the Borrower, the Administrative Agent, and any Additional Commitment Lender shall have executed and delivered a Joinder Agreement; (iii) the Borrower shall have paid such fees and other compensation to the Additional Commitment Lenders as the Borrower and such Additional Commitment Lenders shall agree; (iv) the Borrower shall have paid such arrangement fees to the Administrative Agent as the Borrower and the Administrative Agent may agree; (v) the Borrower and the Additional Commitment Lender shall have delivered such other instruments, documents and agreements as the Administrative Agent may reasonably have requested; and (vi) no Default exists. The Borrower shall prepay any Committed Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05) to the extent necessary to keep the outstanding Committed Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Section.

                    (f) Conflicting Provisions. This Section shall supersede any provisions in Sections 2.13 or 10.01 to the contrary.

ARTICLE III
TAXES, YIELD PROTECTION AND ILLEGALITY

          3.01 Taxes.

                    (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without reduction or withholding for any Indemnified Taxes or Other Taxes, provided that if the Borrower shall be required by applicable law to deduct any Indemnified Taxes (including any Other Taxes) from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, Lender or L/C Issuer, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                    (b) Payment of Other Taxes by the Borrower. Without limiting the provisions of subsection (a) above, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                    (c) Indemnification by the Loan Parties. The Loan Parties shall indemnify the Administrative Agent, each Lender and the L/C Issuer, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and, unless resulting from a Lender’s gross negligence, any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail the amount of and basis for calculating such payment or liability delivered to the Borrower by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error.

                    (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                    (e) Status of Lenders. Any Lender or the L/C Issuer or Agent that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is resident for tax purposes, or any treaty to which such jurisdiction is a party, with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate of withholding. Such delivery shall be required on the Closing Date (or, in the case of an assignee, on the date of assignment) and on or before the date such documentation expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent documentation so delivered or as may reasonably be requested by the Borrower or the Administrative Agent. In addition, any Lender or the L/C Issuer, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender or the L/C Issuer is subject to backup withholding or information reporting requirements.

          Without limiting the generality of the foregoing, in the event that the Borrower is resident for tax purposes in the United States, (1) any Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(i) duly completed copies of Internal Revenue Service Form W-8BEN claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(ii) duly completed copies of Internal Revenue Service Form W-8ECI,

(iii) duly completed copies of Internal Revenue Service Form W-8IMY with any accompanying statements and certificates,

                    (iv) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (x) a certificate to the effect that such Foreign Lender is not (A) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the Code, or (C) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (y) duly completed copies of Internal Revenue Service Form W-8BEN, or

                    (v) any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made; and

          (2) any Lender which is not a Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement, whichever of the following is applicable:

                    (i) duly completed copies of Internal Revenue Service Form W-9; provided, however, that a Person that the Borrower may treat as an “exempt recipient” (within the meaning of Treasury Regulations Section 1.6049-4(c) (without regard to the third sentence thereof) shall not be required to deliver an Internal Revenue Service Form W-9, except to the extent necessary to avoid U.S. withholding taxes under Treasury Regulations Section 1.1441-1; and/or

                    (ii) any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in United States federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Lead Borrower to determine the withholding or deduction required to be made.

                    (f) Treatment of Certain Refunds. If the Administrative Agent, any Lender or the L/C Issuer shall become aware that it is entitled to claim a refund or credit from a Governmental Authority in respect of any Indemnified Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 3.01, the Administrative Agent, or such Lender or the L/C Issuer, as applicable, shall promptly notify the Borrower of the availability of such refund claim and, if the Administrative Agent, or such Lender or the L/C Issuer determines in good faith that making a claim for refund will not have a materially adverse effect on its Taxes or business operations, shall, within sixty (60) days after receipt of a request by the Borrower, make a claim to such Governmental Authority for such refund. If the Administrative Agent, any Lender or the L/C Issuer determines, in its reasonable discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or the L/C Issuer, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent, such Lender or the L/C Issuer, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority applicable to the amounts received by the Borrower) to the Administrative Agent, such Lender or the L/C Issuer in the event the Administrative Agent, such Lender or the L/C Issuer is required to repay such refund to such Governmental Authority. This subsection shall not be construed to require the Administrative Agent, any Lender or the L/C Issuer to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.

          3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund LIBO Rate Loans, or to determine or charge interest rates based upon the LIBO Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue LIBO Rate Loans or to convert Base Rate Loans to LIBO Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all LIBO Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such LIBO Rate Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBO Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted.

          3.03 Inability to Determine Rates. If the Required Lenders determine that for any reason in connection with any request for a LIBO Rate Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the London interbank market for the applicable amount and Interest Period of such LIBO Rate Loan, (b) adequate and reasonable means do not exist for determining the LIBO Rate for any requested Interest Period with respect to a proposed LIBO Rate Loan, or (c) the LIBO Rate for any requested Interest Period with respect to a proposed LIBO Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBO Rate Loans shall be suspended until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of LIBO Rate Loans or, failing that, will be deemed to have converted such request into a request for a Committed Borrowing of Base Rate Loans in the amount specified therein.

          3.04 Increased Costs; Reserves on LIBO Rate Loans.

                    (a) Increased Costs Generally. If any Change in Law shall:

                    (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the LIBO Rate) or the L/C Issuer;

                    (ii) subject any Lender or the L/C Issuer to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any participation in a Letter of Credit or any LIBO Rate Loan made by it, or change the basis of taxation of payments to such Lender or the L/C Issuer in respect thereof (except for Indemnified Taxes or Other Taxes covered by Section 3.01 and the imposition of, or any change in the rate of, any Excluded Tax payable by such Lender or the L/C Issuer); or

                    (iii) impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or LIBO Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any LIBO Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer and delivery of the certificate contemplated by Section 3.04(c), the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

                    (b) Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the

L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time upon delivery of the certificate contemplated by Section 3.04(c), the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered.

                    (c) Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, and the method for calculating such amount or amounts as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

                    (d) Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than six (6) months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended to include the period of retroactive effect thereof).

                    (e) Reserves on LIBO Rate Loans. The Borrower shall pay to each Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as “Eurocurrency liabilities”), additional interest on the unpaid principal amount of each LIBO Rate Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 10 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 10 days from receipt of such notice.

          3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

          (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

          (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or

(c) any assignment of a LIBO Rate Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.13;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.

          For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each LIBO Rate Loan made by it at the LIBO Rate for such Loan by a matching deposit or other borrowing in the London interbank market for a comparable amount and for a comparable period, whether or not such LIBO Rate Loan was in fact so funded. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section and setting forth in reasonable detail the manner in which such amount or amounts was determined shall be delivered to the Borrower.

          3.06 Mitigation Obligations; Replacement of Lenders.

                    (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                    (b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, the Borrower may replace such Lender in accordance with Section 10.13.

          3.07 Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations and Other Liabilities hereunder.

ARTICLE IV
CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

          4.01 Conditions of Initial Credit Extension. The obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

          (a) The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies or other electronic image scan transmission (e.g., “pdf” or “tiff” via e-mail) (followed promptly by originals) unless otherwise specified, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent:

(i) executed counterparts of this Agreement;

(ii) a Note executed by the Borrower in favor of each Lender requesting a Note;

          (iii) certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party evidencing (A) the authority of each Loan Party to enter into this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party and (B) the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;

          (iv) copies of each Loan Party’s Organization Documents and such other documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to so qualify in such jurisdiction could not reasonably be expected to have a Material Adverse Effect;

          (v) favorable opinions of (i) Skadden, Arps, Slate, Meagher & Flom, LLP, counsel to the Loan Parties, (ii) general corporate counsel to the Loan Parties, and (iii) local counsel to the Loan Parties in Florida, in each case addressed to the Administrative Agent and each Lender, as to such matters concerning the Loan Parties and the Loan Documents as the Administrative Agent may reasonably request;

          (vi) a certificate signed by a Responsible Officer of the Borrower certifying (A) that the conditions specified in Sections 4.02(a) and (b) have been satisfied, (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, (C) to the Solvency of the Loan Parties as of the Closing Date after giving effect to the transactions contemplated hereby and (D) that either that (1) no consents, licenses or approvals are required in connection with the execution, delivery and performance by any Loan Party, and the validity against such Loan Party, of the Loan Documents to which it is a party, or (2) that all such consents, licenses and approvals have been obtained and are in full force and effect;

          (vii) evidence that all insurance required to be maintained pursuant to the Loan Documents and all endorsements in favor of the Agents required under the Loan Documents have been obtained and are in effect;

          (viii) a payoff letter from Bank of America, N.A., as agent for the lenders under the Existing Credit Agreement reasonably satisfactory in form and substance to the Administrative Agent evidencing that the Existing Credit Agreement has been or concurrently with the Closing Date is being terminated, all obligations thereunder are being paid in full, and all Liens securing obligations under the Existing Credit Agreement have been or concurrently with the Closing Date are being released;

          (ix) the Security Documents and other Loan Documents set forth on Schedule 4.01 hereto and certificates evidencing any stock being pledged thereunder (for clarity, other than Excluded Property as therein defined), together with undated stock powers executed in blank, each duly executed by the applicable Loan Parties;

          (x) (A) appraisals (based on net liquidation value) by a third party appraiser reasonably acceptable to the Collateral Agent of all Inventory of the Loan Parties, the results of which are reasonably satisfactory to the Collateral Agent and (B) a written report regarding the results of a customary commercial finance examination of the Loan Parties, which shall be reasonably satisfactory to the Collateral Agent;

          (xi) results of searches or other evidence reasonably satisfactory to the Collateral Agent (in each case dated as of a date reasonably satisfactory to the Collateral Agent) indicating the absence of Liens on the assets of the Loan Parties, except for Permitted Encumbrances and Liens for which termination statements and releases, satisfactions and discharges of any mortgages, and releases or subordination agreements satisfactory to the Collateral Agent are being tendered concurrently with such extension of credit or other arrangements satisfactory to the Collateral Agent for the delivery of such termination statements and releases, satisfactions and discharges have been made;

          (xii) (A) duly authorized Uniform Commercial Code financing statements, required by law or reasonably requested by the Collateral Agent to be filed, registered or recorded to create or perfect the first priority Liens to the extent intended to be created under the Loan Documents and all such documents and instruments shall have been concurrently submitted for filing registering or recordation to the satisfaction of the Collateral Agent, and (B) the Credit Card Notifications and Blocked Account Agreements required as of the Closing Date pursuant to Section 6.13 hereof;

(xiii) evidence that all other actions that the Collateral Agent may deem necessary in order to create valid Liens on the property described in the Mortgages have been taken; and

(xiv) without duplication of other requirements of this Section 4.01, such other assurances, certificates, documents, consents or opinions as are described in Schedule 4.01 hereto.

          (b) After giving effect to (i) the first funding under the Loans, (ii) the payment of all fees and other amounts due under the Loan Documents on the Closing Date, and (iii) all Letters of Credit to be issued at, or immediately subsequent to, such establishment, Availability shall be not less than $100,000,000.

          (c) The Administrative Agent shall have received a Borrowing Base Certificate dated the Closing Date, relating to the month ended on January 31, 2009, and executed by a Responsible Officer of the Borrower.

          (d) The Administrative Agent shall have received the unaudited consolidated balance sheet of the Borrower and its Subsidiaries for the Fiscal Year ending January 31, 2009, and the related consolidated statements of income or operations and Shareholders’ Equity for such Fiscal Year, in form and substance reasonably satisfactory to the Administrative Agent.

(e) No event shall have occurred after November 1, 2008 that could reasonably be expected to have a Material Adverse Effect.

          (f) The Administrative Agent shall have received and be satisfied with (i) a detailed forecast for Fiscal Year 2009, which shall include a balance sheet, consolidated statements of income or operations and statement of cash flow on an annual basis, each prepared in conformity with GAAP and consistent with the Loan Parties’ then current practices and (ii) such other information (financial or otherwise) reasonably requested by the Administrative Agent.

(g) There shall not be pending any litigation or other proceeding, the result of which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(h) The consummation of the transactions contemplated hereby shall not violate any Applicable Law or any Organization Document in any material respect.

          (i) All fees required to be paid by the Loan Parties to the Agents or the Arranger on or before the Closing Date shall have been paid in full, and all fees required to be paid by the Loan Parties to the Lenders on or before the Closing Date shall have been paid in full.

          (j) The Borrower shall have paid all reasonable and documented fees, charges and out-of-pocket disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of such reasonable and documented fees, charges and out-of-pocket disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

          (k) The Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Act.

          (l) No changes in governmental regulations or policies materially affecting any Loan Party or any Credit Party with respect to the transactions contemplated hereby shall have occurred prior to the Closing Date.

Without limiting the generality of the provisions of Section 9.04, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have Consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be Consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

          4.02 Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to the other Type, or a continuation of LIBO Rate Loans) and of each L/C Issuer to issue each Letter of Credit is subject to the following conditions precedent:

          (a) The representations and warranties of each other Loan Party contained in Article V or any other Loan Document, shall be true and correct in all material respects on and as of the date of such Credit Extension, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) any such representations which are qualified by “materiality” or “Material Adverse Effect” shall be true and correct in all respects, and (iii) except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.

(b) No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof.

(c) The Administrative Agent and, if applicable, the L/C Issuer or the Swing Line Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

(d) No event or circumstance which could reasonably be expected to result in a Material Adverse Effect shall have occurred.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to the other Type or a continuation of LIBO Rate Loans) submitted by the Borrower shall be deemed to be a representation and warranty by the Borrower to each Agent, each L/C Issuer, the Swing Line Lender and each Lender that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension. The conditions set forth in this Section 4.02 are for the sole benefit of the Credit Parties but until the Required Lenders otherwise direct the Administrative Agent to cease making Committed Loans in accordance with the terms of this Agreement, the Lenders will fund their Applicable Percentage of all Loans and L/C Advances and participate in all Swing Line Loans and Letters of Credit whenever made or issued, which are requested by the Borrower and which, notwithstanding the failure of the Loan Parties to comply with the provisions of this Article IV, agreed to by the Administrative Agent, provided, however, the making of any such Loans or the issuance of any Letters of Credit shall not be deemed a modification or waiver by any Credit Party of the provisions of this Article IV on any future occasion or a waiver of any rights or the Credit Parties as a result of any such failure to comply.

ARTICLE V
REPRESENTATIONS AND WARRANTIES

          To induce the Credit Parties to enter into this Agreement and to make Loans and to issue Letters of Credit hereunder, each Loan Party represents and warrants to the Administrative Agent and the other Credit Parties that:

          5.01 Existence, Qualification and Power. Each Loan Party and each Subsidiary thereof (a) is a corporation, limited liability company, partnership or limited partnership, duly organized or formed, validly existing and, where applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, permits, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, where applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (a) (as it relates to any Immaterial Subsidiary), (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. Schedule 5.01 annexed hereto sets forth, as of the Closing Date, each Loan Party’s name as it appears in official filings in its state of incorporation or organization, its state of incorporation or organization, organization type, and organization number, if any, issued by its state of incorporation or organization, and its federal employer identification number.

          5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach, termination, or contravention of, or constitute a default under, or require any payment to be made under (i) any Material Indebtedness to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject that would reasonably be expected to result in a Material Adverse Effect; (c) result in or require the creation of any Lien upon any asset of any Loan Party (other than Liens in favor of the Collateral Agent under the Loan Documents); or (d) violate any Law in any material respect.

          5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except for (a) the perfection or maintenance of the Liens created under the Security Documents (including the first priority nature thereof to the extent specified in the Security Agreement) or (b)such as have been obtained or made and are in full force and effect.

          5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          5.05 Financial Statements; No Material Adverse Effect.

                    (a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (ii) fairly present the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein and other than public disclosures made pursuant to press releases and public filings prior to the Closing Date.

                    (b) The unaudited Consolidated balance sheet of the Borrower and its Subsidiaries dated January 31, 2009, and the related Consolidated statements of income or operations, Shareholders’ Equity and cash flows for the Fiscal Year ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. Schedule 5.05 sets forth all Material Indebtedness of the Loan Parties and their Consolidated Subsidiaries as of the date of such financial statements.

                    (c) No event shall have occurred after November 1, 2008 that could reasonably be expected to have a Material Adverse Effect.

                    (d) The Consolidated forecasted balance sheet and statements of income and cash flows of the Borrower and its Subsidiaries delivered pursuant to Section 6.01(d) were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Loan Parties’ reasonable estimate of its future financial performance (it being understood that such forecasted financial information is subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties, that no assurance is given that any particular forecasts will be realized, that actual results may differ and that such differences may be material).

          5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Loan Parties, threatened at law, in equity, in arbitration or before any Governmental Authority, by or against any Loan Party or any of its Subsidiaries or against any of its properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby, or (b) except as disclosed in Schedule 5.06, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          5.07 No Default. No Loan Party or any Subsidiary is in default under or with respect to, or party to, any Material Indebtedness. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

          5.08 Ownership of Property; Liens. (a) Each of the Loan Parties and each Subsidiary thereof has good record and marketable title in fee simple to or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Loan Parties and each Subsidiary has good and marketable title to, valid leasehold interests in, or valid licenses to use all personal property and assets material to the ordinary conduct of its business, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                    (b) Schedule 5.08(b)(1) sets forth the address (including street address, county and state) of all Real Estate that is owned by the Loan Parties, together with a list of the holders of any mortgage or other Lien thereon as of the Closing Date. Each Loan Party and each of its Subsidiaries has good, marketable and insurable fee simple title to the real property owned by such Loan Party or such Subsidiary, free and clear of all Liens, other than Permitted Encumbrances and except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Schedule 5.08(b)(2) sets forth the address (including street address, county and state) of all Leases of the Loan Parties in effect as of the Closing Date, together with a list of the lessor and its contact information with respect to each such Lease as of the Closing Date. To the knowledge of the Loan Parties, each of such Leases is in full force and effect and the Loan Parties are not in default of the terms thereof except, in each case, as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                    (c) Schedule 7.01 sets forth a complete and accurate list of all effective Liens on the property or assets of each Loan Party and each of its Subsidiaries (other than Excluded Property as defined in the Security Agreement) in an amount in excess of $100,000, showing as of the Closing Date the lienholder thereof, the principal amount of the obligations secured thereby and the property or assets of such Loan Party or such Subsidiary subject thereto. The property of each Loan Party and each of its Subsidiaries is subject to no Liens, other than Permitted Encumbrances.

                    (d) Schedule 7.02 sets forth a complete and accurate list of all Investments in an amount in excess of $100,000 held by any Loan Party or any Subsidiary of a Loan Party on the Closing Date, showing as of the date hereof the amount, obligor or issuer and maturity, if any, thereof.

                    (e) Schedule 7.03 sets forth a complete and accurate list of all Indebtedness in an amount in excess of $100,000 of each Loan Party or any Subsidiary of a Loan Party on the Closing Date, showing as of the date hereof the amount, obligor or issuer and maturity thereof.

            5.09 Environmental Compliance. Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and except as specifically disclosed in Schedule 5.09:

          (a) No Loan Party or any Subsidiary thereof (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

          (b) None of the properties currently or formerly owned or operated by any Loan Party or any Subsidiary thereof is listed or proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; there are no and never have been any underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned or operated by any Loan Party or any Subsidiary thereof; there is no asbestos or asbestos-containing material on any property currently owned or operated by any Loan Party or Subsidiary thereof; and to the knowledge of the Loan Parties, Hazardous Materials have not been released, discharged or disposed of on any property currently or formerly owned or operated by any Loan Party or any Subsidiary thereof.

          (c) No Loan Party or any Subsidiary thereof is undertaking, and no Loan Party or any Subsidiary thereof has completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened release, discharge or disposal of Hazardous Materials at any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law; and all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned or operated by any Loan Party or any Subsidiary thereof have been disposed of in a manner not reasonably expected to result in material liability to any Loan Party or any Subsidiary thereof.

            5.10 Insurance. The properties of the Loan Parties and their Subsidiaries are insured with financially sound and reputable insurance companies (or otherwise reasonably acceptable to the Administrative Agent) which are not Affiliates of the Loan Parties (or through self-insurance arrangements), in such amounts (after giving effect to any self-insurance), with such deductibles and covering such risks (including, without limitation, workmen’s compensation, public liability, business interruption and property damage insurance) as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Loan Parties or the applicable Subsidiary operates. Schedule 5.10 sets forth a description of all insurance maintained by or on behalf of the Loan Parties as of the Closing Date and the Administrative Agent and the Lenders acknowledge that such insurance and the insurance carriers are acceptable as of the Closing Date. As of the Closing Date, each insurance policy listed on Schedule 5.10 is in full force and effect and all premiums in respect thereof that are due and payable have been paid.

            5.11 Taxes. The Loan Parties and their Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except (a) those which are being contested in good faith by appropriate proceedings being diligently conducted, for which adequate reserves have been provided in accordance with GAAP, as to which Taxes no Liens (other than Permitted Encumbrances on account thereof) have been filed and which contest effectively suspends the collection of the contested obligation and the enforcement of any Lien securing such obligation, or (b) which would not be reasonably expected to result in a Material Adverse Effect.

          5.12 ERISA Compliance.

                    (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the best knowledge of the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. The Borrower and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan. No Lien imposed under the Code or ERISA exists or is likely to arise on account of any Plan.

                    (b) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

                    (c) (i) No ERISA Event has occurred or is reasonably expected to occur that individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect; (ii) no Pension Plan has any Unfunded Pension Liability that individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect; (iii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA) that individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect; (iv) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and to the best knowledge of the Borrower, no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan that individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect; and (v) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA that individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect.

          5.13 Subsidiaries; Equity Interests. As of the Closing Date, the Loan Parties have no Subsidiaries other than those specifically disclosed in Part (a) of Schedule 5.13, which Schedule sets forth the legal name, jurisdiction of incorporation or formation of each such Subsidiary. All of the outstanding Equity Interests in such Subsidiaries have been validly issued, are fully paid and non-assessable and, as of the Closing Date, are owned by a Loan Party (or a Subsidiary of a Loan Party) in the amounts specified on Part (a) of Schedule 5.13 free and clear of all Liens except for those created under the Security Documents. Except as set forth in Schedule 5.13, as of the Closing Date, there are no outstanding rights to purchase any Equity Interests in any Subsidiary. All of the outstanding Equity Interests in the Loan Parties have been validly issued, and are fully paid and non-assessable and are owned in the amounts specified on Part (b) of Schedule 5.13 free and clear of all Liens except for those created under the Security Documents. The copies of the Organization Documents of each Loan Party and each amendment thereto provided pursuant to Section 4.01 are true and correct copies of each such document, each of which is valid and in full force and effect. Neither Foot Locker Australia, Inc. nor Foot Locker New Zealand, Inc. maintains any assets of the type included in the Borrowing Base (other than any immaterial assets of a de minimus nature) in the United States.

          5.14 Margin Regulations; Investment Company Act.

                    (a) None of the proceeds of the Credit Extensions shall be used directly or indirectly for any purpose that would entail a violation of Regulations T, U, or X issued by the FRB.

                    (b) None of the Loan Parties or any Subsidiary thereof is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

          5.15 Disclosure. No report, financial statement, certificate or other information previously or hereafter furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (excluding projected financial information and general industry data) (in each case, as modified or supplemented by other information so furnished (including public disclosures made pursuant to press releases and public filings prior to the Closing Date) and when taken as a whole) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood that such projected financial information is subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties, that no assurance is given that any particular projections will be realized, that actual results may differ and that such differences may be material).

          5.16 Compliance with Laws. Each of the Loan Parties and each Subsidiary is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          5.17 Intellectual Property Except, in each case, as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Loan Parties and their Subsidiaries own, or possess the right to use, all of the Intellectual Property that is reasonably necessary for the operation of their respective businesses. Except, in each case, as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the knowledge of the Borrower, no slogan or other advertising device, product, process, method, substance, part or other material now employed by any Loan Party or any Subsidiary infringes upon any Intellectual Property rights held by any other Person, and except as disclosed in Schedule 5.17, no claim or litigation regarding any of the foregoing is pending or, to the knowledge of the Borrower, threatened against any Loan Party or Subsidiary, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          5.18 Labor Matters.

          There are no strikes, lockouts, slowdowns or other material labor disputes against any Loan Party or any Subsidiary thereof pending or, to the knowledge of any Loan Party, threatened. The hours worked by and payments made to employees of the Loan Parties comply with the Fair Labor Standards Act and any other applicable federal, state, local or foreign Law dealing with such matters, except to the extent that any such violation could not reasonably be expected to have a Material Adverse Effect. No Loan Party or any of its Subsidiaries has incurred any liability or obligation under the Worker Adjustment and Retraining Act or similar state Law. All payments due from any Loan Party and its Subsidiaries, or for which any claim may be made against any Loan Party, on account of wages and employee health and welfare insurance and other benefits, have been paid or properly accrued in accordance with GAAP as a liability on the books of such Loan Party. Except as set forth on Schedule 5.18, as of the Closing Date, no Loan Party is a party to or bound by any collective bargaining agreement. There are no complaints, unfair labor practice charges, grievances, arbitrations, unfair employment practices charges or any other claims or complaints against any Loan Party or any Subsidiary pending or, to the knowledge of any Loan Party, threatened to be filed with any Governmental Authority or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any employee of any Loan Party or any of its Subsidiaries, which could reasonably be expected to have a Material Adverse Effect.

            5.19 Security Documents.

          (a) The Security Agreement creates in favor of the Collateral Agent, for the benefit of the Secured Parties referred to therein, a legal, valid, and enforceable security interest in the Collateral (as defined in the Security Agreement), the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. The UCC financing statements, releases and other filings are in appropriate form and have been or will be filed in the offices specified in the Due Diligence Certificate (as defined in the Security Agreement). Upon such filings and/or the obtaining of “control” (as such term is defined in the UCC), the Collateral Agent will have a perfected Lien on, and security interest in, to and under all right, title and interest of the grantors thereunder in all Collateral that may be perfected by filing, recording or registering a financing statement or analogous document (including without limitation the proceeds of such Collateral subject to the limitations relating to such proceeds in the UCC) or by obtaining control, under the UCC (in effect on the date this representation is made) in each case prior and superior in right to any other Person to the extent required by the Loan Documents.

          (b) The Mortgages create in favor of the Collateral Agent, for the benefit of the Secured Parties referred to therein, a legal, valid, and enforceable Lien in the Mortgaged Property (as defined in the Mortgages), the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Upon the filing of the Mortgages with the appropriate Governmental Authorities and the payment of any mortgage recording taxes or fees, the Collateral Agent will have a perfected Lien on, and security interest in, to and under all right, title and interest of the grantors thereunder in all Mortgaged Property that may be perfected by such filing (including without limitation the proceeds of such Mortgaged Property), in each case prior and superior in right to any other Person to the extent required by the Loan Documents.

            5.20 Solvency.

            After giving effect to the transactions contemplated by this Agreement, and before and after giving effect to each Credit Extension, the Loan Parties, on a Consolidated basis, are Solvent.

            5.21 Deposit Accounts; Credit Card Arrangements.

                    (a) Annexed hereto as Schedule 5.21(a) is a list of all DDAs maintained by the Loan Parties as of the Closing Date, which Schedule includes, with respect to each DDA, in each case as of the Closing Date: (i) the name and address of the depository, (ii) the account number(s) maintained with such depository, (iii) a contact person at such depository, and (iv) the identification of each Blocked Account Bank.

                    (b) Annexed hereto as Schedule 5.21(b) is a list describing all arrangements as of the Closing Date to which any Loan Party is a party with respect to the processing and/or payment to such Loan Party of the proceeds of any credit card charges and debit card charges for sales made by such Loan Party.

            5.22 Brokers. No broker or finder brought about the obtaining, making or closing of the Loans or transactions contemplated by the Loan Documents, and no Loan Party or Affiliate thereof has any obligation to any Person in respect of any finder’s or brokerage fees in connection therewith.

            5.23 Customer and Trade Relations. There exists no actual or, to the knowledge of any Loan Party, threatened, termination or cancellation of, any agreement with any supplier of any Loan Party which could reasonably be expected to have a Material Adverse Effect.

            5.24 Casualty. Neither the businesses nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

ARTICLE VI
AFFIRMATIVE COVENANTS

            So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (other than contingent indemnification obligations for which no claim has then been asserted) hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Loan Parties shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02 and 6.03) cause each Domestic Subsidiary to:

            6.01 Financial Statements. Deliver to the Administrative Agent (for distribution to each Lender):

          (a) as soon as available, but in any event within 90 days after the end of each Fiscal Year of the Borrower (commencing with the Fiscal Year ended January 31, 2009), a Consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such Fiscal Year, and the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements to be audited and accompanied by a report and unqualified opinion of a Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit;

          (b) as soon as available, but in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower (commencing with the Fiscal Quarter ended May 2, 2009), a Consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such Fiscal Quarter, and the related consolidated statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Quarter and for the portion of the Borrower’s

Fiscal Year then ended, setting forth in each case in comparative form the figures for (A) the corresponding Fiscal Quarter of the previous Fiscal Year and (B) the corresponding portion of the previous Fiscal Year, all in reasonable detail, such consolidated statements to be certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, Shareholders’ Equity and cash flows of the Borrower and its Subsidiaries as of the end of such Fiscal Quarter in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

          (c) if requested by the Administrative Agent, then within 30 days after the end of each of the Fiscal Months of each fiscal year of the Borrower (or sooner if available), (a) (i) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such Fiscal Month, (ii) OR 1 of the Borrower’s customary internal financial reports, (iii) Total Domestic Division Profit as set forth in OR 5 of the Borrower’s customary internal financial reports, and (iv) Report 135 of the Borrower’s customary internal financial reports showing U.S. cash flows, each for such Fiscal Month and for the portion of the Borrower’s Fiscal Year then ended, setting forth in each case in comparative form the figures for (A) the corresponding Fiscal Month of the previous Fiscal Year and (B) the corresponding portion of the previous Fiscal Year, all in reasonable detail, such statements to be certified by a Responsible Officer of the Borrower as fairly representing in all material respects the financial condition, results of operations, and cash flows of the Borrower and its Subsidiaries or domestic divisions, as applicable, as of the end of such Fiscal Month in accordance with the Borrower’s customary accounting practices in effect on the Closing Date, and (b) reasonably detailed calculations with respect to the Adjusted Consolidated Fixed Charge Coverage Ratio for such period (whether or not it is then required to be tested hereunder);

          (d) as soon as available, but in any event within 45 days after the end of each Fiscal Year of the Borrower, forecasts prepared by management of the Borrower, in form satisfactory to the Administrative Agent, of consolidated balance sheets and statements of income or operations and cash flows of the Borrower and its Subsidiaries, and an Availability model, in each case on a quarterly basis for the immediately following Fiscal Year (including the fiscal year in which the Maturity Date occurs), and as soon as available, any significant revisions to such forecast with respect to such Fiscal Year, it being understood and agreed that (i) any forecasts furnished hereunder are subject to significant uncertainties and contingencies, which may be beyond the control of the Loan Parties, (ii) no assurance is given by the Loan Parties that the results or forecast in any such projections will be realized and (iii) the actual results may differ from the forecasted results set forth in such projections and such differences may be material.

6.02 Certificates; Other Information. Deliver to the Administrative Agent (for distribution to each Lender), in form and detail satisfactory to the Administrative Agent:

          (a) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) (commencing with the delivery of the financial statements for the Fiscal Quarter ended May 2, 2009), (i) a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower, and in the event of any change in generally accepted accounting principles used in the preparation of such financial statements, the Borrower shall also provide a statement of reconciliation conforming such financial statements to GAAP and (ii) a copy of management’s discussion and analysis with respect to such financial statements;

          (b) on the fifteenth (15th) day of each Fiscal Month (or, if such day is not a Business Day, on the next succeeding Business Day) (or more frequently at the option of the Borrower), a Borrowing Base Certificate showing the Borrowing Base as of the close of business as of the last day of the immediately preceding Fiscal Month, each Borrowing Base Certificate to be certified as complete and correct in all material respects by a Responsible Officer of the Borrower; provided that at any time that an Accelerated Borrowing Base Delivery Event has occurred and is continuing, such Borrowing Base Certificate shall be delivered on Wednesday of each week (or, if Wednesday is not a Business Day, on the next succeeding Business Day), as of the close of business for the immediately preceding week;

          (c) promptly upon receipt, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by its Registered Public Accounting Firm in connection with the accounts or books of the Loan Parties or any Subsidiary, or any audit of any of them, but only to the extent that such reports, letters or recommendations could reasonably be expected to materially adversely impact (i) the calculation of the Borrowing Base, the Adjusted Consolidated Fixed Charge Coverage Ratio (or the components thereof), the Consolidated Fixed Charge Coverage Ratio (or the components thereof), or the Pro Forma Availability Condition or (ii) the accuracy of any financial statements furnished under Section 6.01 hereof;

          (d) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Loan Parties, and copies of all annual, regular, periodic and special reports and registration statements (other than registration statements on Form S-8 or its equivalent) which any Loan Party may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934 or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(e) the financial and collateral reports described on Schedule 6.02 hereto, at the times set forth in such Schedule;

          (f) promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party or any Subsidiary thereof pursuant to the terms of the Indenture or any similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02;

          (g) promptly, and in any event within five Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from any Governmental Authority (including, without limitation, the SEC (or comparable agency in any applicable non-U.S. jurisdiction)) concerning any proceeding with, or investigation or possible investigation or other inquiry by such Governmental Authority regarding financial or other operational results of any Loan Party or any Subsidiary thereof or any other matter which, in each case, could reasonably expected to have a Material Adverse Effect; and

          (h) promptly, such additional information regarding the business affairs, financial condition or operations of any Loan Party or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01(a), (b), or (c) or Section 6.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the

Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender (through the Administrative Agent) that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Loan Parties with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it (through the Administrative Agent) or maintaining its copies of such documents.

            The Loan Parties hereby acknowledge that (a) the Administrative Agent and/or the Arranger will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Loan Parties hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Loan Parties or their securities) (each, a “Public Lender”). The Loan Parties hereby agree that so long as any Loan Party is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities they will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Loan Parties shall be deemed to have authorized the Administrative Agent, the Arranger, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Loan Parties or their securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor”; and (z) the Administrative Agent and the Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.”

            6.03 Notices. Promptly notify the Administrative Agent of the following promptly after any Responsible Officer of the Borrower obtains knowledge thereof:

(a) the occurrence of any Default;

(b) any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect;

(c) the occurrence of any ERISA Event;

(d) any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof;

(e) the discharge by any Loan Party of its present Registered Public Accounting Firm or any withdrawal or resignation by such Registered Public Accounting Firm;

(f) any collective bargaining agreement or other labor contract to which a Loan Party becomes a party, or the application for the certification of a collective bargaining agent;

(g) the filing of any Lien for unpaid Taxes against any Loan Party;

          (h) any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking of any interest in a material portion of the Collateral under power of eminent domain or by condemnation or similar proceeding or if any material portion of the Collateral is damaged or destroyed; and

          (i) any failure by any Loan Party to pay rent at (i) ten (10%) or more of such Loan Party’s locations or (ii) any of such Loan Party’s locations if such failure continues for more than ten (10) days following the day on which such rent first came due and such failure would be reasonably likely to result in a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

            6.04 Payment of Obligations. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, (b) all lawful claims (including, without limitation, claims of landlords, warehousemen, customs brokers, and carriers) which, if unpaid, would by law become a Lien upon its property; and (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness, except, in each case, where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Loan Party has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) no Lien has been filed with respect thereto (other than Permitted Encumbrances of the type described in clauses (a), (b) and (e) of such definition), and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect. Nothing contained herein shall be deemed to limit the rights of the Agents with respect to determining Reserves pursuant to this Agreement.

            6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence (and, except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect, good standing) under the Laws of the jurisdiction of its organization or formation except in a transaction permitted by Section 7.04 or 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its Intellectual Property, except to the extent such Intellectual Property is no longer used or useful in the conduct of the business of the Loan Parties or that failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

            6.06 Maintenance of Properties. (a) Except to the extent that the failure to do so could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, maintain, preserve and protect all of its properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear and casualty events excepted; and (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

          6.07 Maintenance of Insurance. Maintain with financially sound and reputable insurance companies (or otherwise reasonably acceptable to the Administrative Agent) which are not Affiliates of the Loan Parties (or through self-insurance arrangements reasonably acceptable to the Administrative Agent), insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business and operating in the same or similar locations or as is required by applicable Law, of such types and in such amounts (after giving effect to any self-insurance compatible with the following standards) as are customarily carried under similar circumstances by such other Persons and as are reasonably acceptable to the Administrative Agent. The Administrative Agent and the Lenders acknowledge that the insurance described in Section 5.10 and the insurance carriers priding such insurance are acceptable as of the Closing Date.

                    (a) Fire and extended coverage policies maintained with respect to any Collateral shall be endorsed or otherwise amended to include (i) a non-contributing mortgage clause (regarding improvements to real property) and lenders’ loss payable clause (regarding personal property), in form and substance reasonably satisfactory to the Collateral Agent, which endorsements or amendments shall provide that the insurer shall pay all proceeds otherwise payable to the Loan Parties under the policies directly to the Collateral Agent (and the Collateral Agent agrees, unless a Triggering Event is then continuing or the proceeds are required to be applied to the Obligations and Other Liabilities in accordance with the provisions of Sections 2.05(c) or 2.05(e), to deliver such insurance proceeds as the Borrower may direct), (ii) a provision to the effect that none of the Loan Parties, Credit Parties or any other Person shall be a co-insurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Credit Parties. Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured. Business interruption policies shall name the Collateral Agent as a loss payee and shall be endorsed or amended to include (i) a provision that, from and after the Closing Date, the insurer shall pay all proceeds otherwise payable to the Loan Parties under the policies directly to the Collateral Agent (and the Collateral Agent agrees, unless a Triggering Event is then continuing or the proceeds are required to be applied to the Obligations and Other Liabilities in accordance with the provisions of Sections 2.05(c) or 2.05(e), to deliver such insurance proceeds as the Borrower may direct), (ii) a provision to the effect that none of the Loan Parties, the Administrative Agent, the Collateral Agent or any other party shall be a co-insurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Credit Parties. Each such policy referred to in this Section 6.07(a) shall also provide that it shall not be canceled or not renewed (i) by reason of nonpayment of premium except upon not less than ten (10) days’ prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason except upon not less than thirty (30) days’ prior written notice thereof by the insurer to the Collateral Agent. The Borrower shall deliver to the Collateral Agent, prior to the cancellation or non-renewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent, including an insurance binder) together with evidence reasonably satisfactory to the Collateral Agent of payment of the premium therefor.

                    (b) None of the Credit Parties, or their agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Section 6.07. Each such insurance companies shall have no rights of subrogation against any Credit Party or its agents or employees. If, however, the insurance policies do not provide waiver of subrogation rights against such parties, as required above, then the Loan Parties hereby agree, to the extent permitted by law, to waive their right of recovery, if any, against the Credit Parties and their agents and employees. The designation of any form, type or amount of insurance coverage by any Credit Party under this Section 6.07 shall in no event be deemed a representation, warranty or advice by such Credit Party that such insurance is adequate for the purposes of the business of the Loan Parties or the protection of their properties.

                    (c) Maintain for themselves and their Subsidiaries, a Directors and Officers insurance policy, and a “Blanket Crime” policy including employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, property, and computer fraud coverage with responsible companies in such amounts as are customarily carried by business entities engaged in similar businesses similarly situated, and will upon request by the Administrative Agent furnish the Administrative Agent certificates evidencing renewal of each such policy.

            6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; and (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

6.09 Books and Records; Accountants. (a) Maintain proper books of record and account in conformity with GAAP consistently applied, in which entries true and correct in all material respects shall be made of financial transactions and matters involving the assets and business of the Loan Parties or such Subsidiary, as the case may be; and (ii) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Loan Parties or such Subsidiary, as the case may be.

          (b) at all times retain a Registered Public Accounting Firm which is reasonably satisfactory to the Administrative Agent and shall permit such Registered Public Accounting Firm to discuss the Loan Parties’ financial performance, financial condition, operating results, controls, and such other matters, within the scope of the retention of such Registered Public Accounting Firm, as may be raised by the Administrative Agent; provided that any such discussions between the Administrative Agent and the Registered Public Accounting Firm shall take place only with the participation of the Borrower (which agrees to make itself reasonable available therefor).

6.10 Inspection Rights. (a) Permit representatives and independent contractors of the Administrative Agent to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and Registered Public Accounting Firm, all at the expense of the Loan Parties and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided, however, that when an Event of Default exists the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Loan Parties at any time during normal business hours and without advance notice.

          (b) Upon the request of the Administrative Agent after reasonable prior notice, permit the Administrative Agent or professionals (including investment bankers, consultants, accountants, lawyers and appraisers) retained by the Administrative Agent to conduct appraisals, commercial finance examinations and other evaluations, including, without limitation, of (i) the Borrower’s practices in the computation of the Borrowing Base and (ii) the assets included in the Borrowing Base and related financial information such as, but not limited to, sales, gross margins, payables, accruals and reserves. The Loan Parties shall pay the reasonable and documented fees and out-of-pocket expenses of the Administrative Agent and such professionals with respect to one (1) appraisal of the Loan Parties’ Inventory and one (1) commercial finance examination during any twelve month period; provided that, if any Loans have been outstanding during any twelve month period, the Loan Parties shall pay the reasonable and documented fees and out-of-pocket expenses of the Administrative Agent and such professionals with respect to up to two (2) appraisals of the Loan Parties’ Inventory and up to two (2) commercial finance examinations during such twelve month period; and provided further that if Availability is at any time less than fifty (50%) of the Loan Cap during any twelve month period, the Loan Parties shall pay the reasonable and documented fees and out-of-pocket expenses of the Administrative Agent and such professionals with respect to up to three (3) appraisals of the Loan Parties’ Inventory and up to three (3) commercial finance examinations during such twelve month period. Notwithstanding the foregoing, the Administrative Agent may undertake additional appraisals and commercial finance examinations (i) as it in its discretion deems necessary or appropriate, at its own expense or, (ii) if required by applicable Law or if an Event of Default shall have occurred and be continuing, at the expense of the Loan Parties.

            6.11 Use of Proceeds. Use the proceeds of the Credit Extensions (a) to finance the acquisition of working capital assets of the Loan Parties, including the purchase of inventory and equipment, in each case in the ordinary course of business, (b) to finance Capital Expenditures of the Loan Parties, and (c) for general corporate purposes of the Loan Parties, in each case to the extent not prohibited under applicable Law and the Loan Documents.

            6.12 Additional Loan Parties. Notify the Administrative Agent at the time that any Person becomes a Subsidiary, and whether the Borrower in its discretion elects to cause such Subsidiary to become a Loan Party (it being acknowledged by the Credit Parties that the Borrower is not obligated to cause such Subsidiary to become a Loan Party) and if any Equity Interests or Indebtedness of such Person are owned by any Loan Party, to promptly thereafter (and in any event within thirty (30) days or such longer period as the Administrative Agent shall agree) cause such Loan Party to pledge such Equity Interests and any promissory notes evidencing such Indebtedness to the extent required pursuant by the Security Agreement, in each case in form, content and scope reasonably satisfactory to the Administrative Agent. If the Borrower elects to cause such Subsidiary to become a Loan Party: promptly thereafter (and in any event within thirty (30) days or such longer period as the Administrative Agent shall agree), cause any such Person (a) to become a Loan Party by executing and delivering to the Administrative Agent a Joinder Agreement, (b) to grant a Lien to the Collateral Agent on such Person’s assets to secure the Obligations and Other Liabilities on the same types of assets which constitute Collateral under the Security Documents, and (c) to deliver to the Administrative Agent documents of the types referred to in clauses (iii) and (iv) of Section 4.01(a) and, if requested by the Administrative Agent, favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above). In no event shall compliance with this Section 6.12 waive or be deemed a waiver or Consent to any transaction giving rise to the need to comply with this Section 6.12 if such transaction was not otherwise expressly permitted by this Agreement or constitute or be deemed to constitute, with respect to any Subsidiary, an approval of such Person as a Borrower or Guarantor or permit the inclusion of any acquired assets in the computation of the Borrowing Base.

            6.13 Cash Management.

                    (a) No later than sixty (60) days after the Closing Date (or such later date as the Administrative Agent shall agree in its sole discretion):

(i) deliver to the Administrative Agent copies of notifications (each, a “Credit Card Notification”) substantially in the form attached hereto as Exhibit I, which have been executed on behalf of such Loan Party and delivered to such Loan Party’s credit card clearinghouses and processors listed on Schedule 5.21(b); and

(ii) enter into a Blocked Account Agreement with each Blocked Account Bank (collectively, the “Blocked Accounts”).

                    (b) Whether or not a Triggering Event has occurred and is continuing, the Loan Parties shall (i) ACH or wire transfer, with such frequency as is consistent with their respective practices in effect on the Closing Date, (and whether or not there are then any outstanding Obligations) to a Blocked Account all amounts on deposit and available in each such DDA (net of any minimum balance as may be required to be kept in such DDA by the depository institution at which such DDA is maintained) and (ii) cause all payments due from credit card processors to be forwarded to a Blocked Account.

                    (c) After the occurrence and during the continuance of a Triggering Event (and delivery of notice thereof from the Administrative Agent to the Borrower and the applicable Blocked Account Bank), the Loan Parties and each Blocked Account Bank shall ACH or wire transfer no less frequently than once each Business Day (and whether or not there are then any outstanding Obligations) to the concentration account maintained by the Collateral Agent at Bank of America (the “Concentration Account”), of all cash receipts, all collections of Accounts and all other proceeds of the Collateral, including, without limitation, (i) all Net Proceeds, and all other cash payments received by a Loan Party from any Person or from any source or on account of any sale or other transaction or event, including, without limitation, any Prepayment Event. (ii) the then contents of each DDA (net of any minimum balance, not to exceed $2,500, as may be required to be kept in such DDA by the depository institution at which such DDA is maintained); and (iii) the then entire ledger balance of each Blocked Account (net of any minimum balance, not to exceed $2,500, as may be required to be kept in the subject Blocked Account by the Blocked Account Bank).

                    (d) The Concentration Account shall at all times be under the sole dominion and control of the Collateral Agent. The Loan Parties hereby acknowledge and agree that (i) the Loan Parties have no right of withdrawal from the Concentration Account, (ii) the funds on deposit in the Concentration Account shall at all times be collateral security for all of the Obligations and Other Liabilities and (iii) the funds on deposit in the Concentration Account shall be applied as provided in this Agreement. In the event that, notwithstanding the provisions of this Section 6.13, any Loan Party receives or otherwise has dominion and control of any such proceeds or collections, such proceeds and collections shall be held in trust by such Loan Party for the Collateral Agent, shall not be deposited in any account of such Loan Party (other than a Blocked Account) and shall, not later than the Business Day after receipt thereof, be deposited into the Concentration Account or dealt with in such other fashion as such Loan Party may be instructed by the Collateral Agent.

                    (e) Upon the request of the Administrative Agent after the occurrence and during the continuance of a Triggering Event, the Loan Parties shall cause bank statements and/or other reports to be delivered to the Administrative Agent not less often than monthly, accurately setting forth all amounts deposited in each Blocked Account to ensure the proper transfer of funds as set forth above.

                    (f) Without limiting the foregoing, so long as no Triggering Event shall have occurred and be continuing, the Loan Parties may direct, and shall have sole control over, the manner of disposition of funds in the Blocked Accounts.

                    (g) Any amounts held or received in the Concentration Account at any time when no Triggering Event exists shall be applied to the Obligations and Other Liabilities to the extent required pursuant to Sections 2.05(c) or 2.05(e) or promptly remitted to an account of the Borrower or as the Borrower may otherwise direct.

            6.14 Information Regarding the Collateral.

          (a) Furnish to the Administrative Agent at least ten (10) Business Days’ prior written notice (or such shorter period as the Administrative Agent may agree) of any change in any Loan Party’s legal name.

          (b) Furnish to the Administrative Agent at least twenty (20) days prior written notice (or such shorter period as the Administrative Agent may agree) of any change in: (i) the location of any Loan Party’s chief executive office or its principal place of business; (ii) any Loan Party’s type of organization or jurisdiction of organization; or (iii) any Loan Party’s Federal Taxpayer Identification Number or organizational identification number assigned to it by its state of organization.

(c) Furnish to the Administrative Agent prompt written notice of any change in any trade name used to identify it in the conduct of its business or in the ownership of its properties.

          (d) The Loan Parties agree not to effect or permit any change referred to in the clauses (a) and (b) unless all filings have been made under the UCC that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral for its own benefit and the benefit of the other Credit Parties as required by this Agreement and the Security Agreement.

            6.15 Physical Inventories.

                      (a) Cause not less than one physical inventory to be undertaken, at the expense of the Loan Parties, in each twelve (12) month period and periodic cycle counts, in each case consistent with past practices, conducted by such inventory takers as are satisfactory to the Collateral Agent and following such methodology as is consistent with the methodology used in the immediately preceding inventory or as otherwise may be satisfactory to the Collateral Agent. The Collateral Agent, at the expense of the Loan Parties, may observe each scheduled physical count of Inventory which is undertaken on behalf of any Loan Party.

                      (b) The Collateral Agent, in its discretion, if any Default or Event of Default exists, may cause additional such inventories to be taken as the Collateral Agent determines (each, at the expense of the Loan Parties).

            6.16 Environmental Laws.

                      (a) Except, in each case, where failure to do so could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, conduct its operations and keep and maintain its Real Estate in compliance with all Environmental Laws; (b) obtain and renew all environmental permits necessary for its operations and properties; and (c) implement any and all investigation, remediation, removal and response actions that are appropriate or necessary to maintain the value and marketability of the Real Estate or to otherwise comply with Environmental Laws pertaining to the presence, generation, treatment, storage, use, disposal, transportation or release of any Hazardous Materials on, at, in, under, above, to, from or about any of its Real Estate, provided, however, that neither a Loan Party nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and adequate reserves have been set aside and are being maintained by the Loan Parties with respect to such circumstances in accordance with GAAP.

          6.17 Further Assurances.

                    (a) Subject to the any exceptions set forth in any applicable Loan Document, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any applicable Law, or which any Agent may reasonably request, to effectuate the transactions contemplated by the Loan Documents or to grant, preserve, protect or perfect the Liens created or intended to be created by the Security Documents or the validity or priority of any such Lien, all at the expense of the Loan Parties.

                    (b) If any material assets are acquired by any Loan Party after the Closing Date (other than assets constituting Collateral under the Security Documents that become subject to the Lien of the Security Documents upon acquisition thereof), notify the Agents thereof, and the applicable Loan Party will cause such assets to be subjected to a Lien securing the Obligations and Other Liabilities and will take such actions as shall be necessary to grant and perfect such Liens, including actions described in paragraph (a) of this Section 6.17, all at the expense of the Loan Parties. In no event shall compliance with this Section 6.17(b) waive or be deemed a waiver or Consent to any transaction giving rise to the need to comply with this Section 6.17(b) if such transaction was not otherwise permitted by this Agreement or constitute or be deemed to constitute Consent to the inclusion of any acquired assets in the computation of the Borrowing Base.

          6.18 Compliance with Terms of Leaseholds.

          Except as otherwise expressly permitted hereunder, make all payments and otherwise perform all obligations in respect of all Leases of real property to which any Loan Party or any of its Subsidiaries is a party, keep such Leases in full force and effect and not allow such Leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the Administrative Agent of any default by any party with respect to such Leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so, except, in any case, where the failure to do so, either individually or in the aggregate, could not be reasonably likely to have a Material Adverse Effect.

ARTICLE VII
NEGATIVE COVENANTS

          So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, no Loan Party shall, nor shall it permit any Domestic Subsidiary to, directly or indirectly:

          7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired or sign or file or suffer to exist under the UCC or any similar Law or statute of any jurisdiction a financing statement that names any Loan Party or any Subsidiary thereof as debtor, other than, as to all of the above, Permitted Encumbrances; provided that if any such financing statement is filed without the knowledge or consent of the Borrower, the Borrower shall have a reasonable period of time after obtaining knowledge thereof to obtain its termination.

          7.02 Investments. Make any Investments, except Permitted Investments.

            7.03 Indebtedness; Disqualified Stock.

                     (a) Create, incur, assume, guarantee, suffer to exist or otherwise become or remain liable with respect to, any Indebtedness, except Permitted Indebtedness or (b) issue Disqualified Stock.

            7.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, (or agree to do any of the foregoing), except that:

          (a) any Subsidiary may merge with (i) a Loan Party, provided that the Loan Party shall be the continuing or surviving Person (and in any merger involving the Borrower, the Borrower shall be the continuing or surviving Person), or (ii) any one or more other Subsidiaries which are not Loan Parties, provided that when any Wholly-Owned Subsidiary is merging with another Subsidiary, such Wholly-Owned Subsidiary shall be the continuing or surviving Person;

          (b) so long as no Default or Event of Default shall have occurred and be continuing prior to or immediately after giving effect to any action described below or would result therefrom, in connection with a Permitted Acquisition or other Permitted Investment, any Loan Party or Subsidiary of a Loan Party may merge with or into or consolidate with any other Person or permit any other Person to merge with or into or consolidate with it; provided that (i) the Person surviving such merger or consolidation shall be a Loan Party or a Wholly-Owned Subsidiary of a Loan Party and (ii) in the case of any such merger or consolidation to which any Loan Party is a party, such Loan Party is the surviving Person; and

          (c) so long as no Default or Event of Default shall have occurred and be continuing prior to or immediately after giving effect to any action described below or would result therefrom, any Subsidiary of the Borrower may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Loan Parties and is not materially disadvantageous or materially adverse to the Credit Parties.

            7.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except Permitted Dispositions.

            7.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, so long as no Default or Event of Default shall have occurred and be continuing prior to or immediately after giving effect to any action described below or would result therefrom:

(a) each Subsidiary may make Restricted Payments to any Loan Party or to any other Subsidiary;

(b) the Loan Parties and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

          (c) the Loan Parties and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it either if (i) the Payment Conditions are satisfied, or (ii) (A) at the time of such purchase or redemption, no Loans are then outstanding and (B) such purchase or redemption is funded entirely through the use of cash on hand of the Loan Parties;

(d) the Borrower may declare and pay cash dividends to its stockholders if either (i) the Payment Conditions are satisfied, or (ii) (A) at the time of such payment, no Loans are then outstanding and (B) such payment is funded entirely through the use of cash on hand of the Loan Parties; and

          (e) the Loan Parties may issue and sell Equity Interests provided that (i) (A) with respect to any Equity Interests, all dividends (other than cash dividends to be paid by the Borrower in accordance with clause (d) above) in respect of which are to be paid (and all other payments in respect of which are to be made) shall be in additional shares of such Equity Interests, in lieu of cash, (B) such Equity Interests shall not be subject to redemption other than redemption at the option of the Loan Party issuing such Equity Interests, and (C) all payments in respect of such Equity Interests are expressly subordinated to the Obligations, and (ii) no Loan Party shall issue any additional Equity Interests in a Subsidiary.

            7.07 Prepayments of Indebtedness. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner any Indebtedness, or make any payment in violation of any subordination terms of any Subordinated Indebtedness, except (a) payment in respect of the Obligations, (b) as long as no Event of Default then exists, regularly scheduled or mandatory repayments, repurchases, redemptions or defeasances of Permitted Indebtedness (other than Subordinated Indebtedness), (c) as long as no Event of Default then exists, repayments and prepayments of Subordinated Indebtedness in accordance with the subordination terms thereof, (d) voluntary prepayments, repurchases, redemptions or defeasances or other satisfaction of Permitted Indebtedness (but excluding any payment in violation of any subordination terms of any Subordinated Indebtedness) as long as either (i) the Payment Conditions are satisfied or (ii) (A) at the time of such prepayment, repurchase, redemption or defeasance, no Loans are then outstanding and (B) the aggregate amount of such prepayment, repurchase, redemption or defeasance is funded entirely through the use of cash on hand of the Loan Parties, (e) payment of Permitted Indebtedness to the extent such payment is in kind, and (f) refinancings and refundings of such Indebtedness to the extent permitted hereunder.

            7.08 Change in Nature of Business.

            Engage in any line of business substantially different from the business conducted by the Loan Parties and their Subsidiaries on the date hereof or any business reasonably related, complementary, ancillary or incidental thereto.

            7.09 Transactions with Affiliates. Enter into, renew, extend or be a party to any transaction of any kind with any Affiliate of any Loan Party, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Loan Parties or such Subsidiary as would be obtainable by the Loan Parties or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate, provided that the foregoing restriction shall not apply to (a) a transaction between or among the Loan Parties, (b) a transaction between or among any Subsidiaries of the Borrower that are not Loan Parties, (c) transactions, arrangements, reimbursements and indemnities permitted between or among such parties under this Agreement, (d) the payment of reasonable fees and out-of-pocket costs to directors, and compensation and employee benefit arrangements paid to, and indemnities provided for the benefit of, directors, officers or employees of the Borrower or its Subsidiaries, (e) any issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans approved by the Borrower’s board of directors, or (f) non-exclusive, royalty-free licenses of any of the Borrower’s’ or Subsidiaries’ trademarks, trade names and business sytems by Loan Parties to Subsidiaries which are not Loan Parties.

            7.10 Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document or the Indenture and except in the case of restrictions and conditions imposed by law) that (a) limits the ability (i) of any Subsidiary to make Restricted Payments or other distributions to any Loan Party or to otherwise transfer property to or invest in a Loan Party, (ii) of any Subsidiary to Guarantee the Obligations and Other Liabilities, (iii) of any Subsidiary to make or repay loans to a Loan Party, or (iv) of the Loan Parties or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person in favor of the Collateral Agent; provided, however, that this clause (iv) shall not prohibit (A) any restriction incurred or provided in favor of any holder of Indebtedness permitted under clauses (c) or (f) of the definition of Permitted Indebtedness solely to the extent any such restriction relates to the property financed by or the subject of such Indebtedness, (B) customary anti-assignment provisions in licenses and other contracts entered into in the ordinary course of business restricting the assignment thereof or in contracts for the Disposition of any assets or any Subsidiary, provided that the restrictions in any such contract shall apply only to the assets or Subsidiary that is subject to such contract or to be Disposed of, (C) provisions in leases of real property that prohibit mortgages or pledges of the lessee’s interest under such lease or restricting subletting or assignment of such lease; (D) any encumbrance or restriction contained in any agreement of a Person acquired in a Permitted Investment, which encumbrance or restriction was in existence at the time of such Permitted Investment (but not created in connection therewith or in contemplation thereof) and which encumbrance or restriction is not applicable to any Person or the properties or assets of any Person, other than the Person or the property and assets of the Person so acquired, or (E) customary provisions in joint venture agreements and other similar agreements applicable to joint ventures to the extent such joint ventures are permitted hereunder; or (b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person.

          7.11 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund Indebtedness originally incurred for such purpose.

          7.12 Amendment of Material Documents.

          (a) Amend, modify or waive any of a Loan Party’s rights under its Organization Documents in a manner materially adverse to the Credit Parties, or (b) amend, modify or waive any material document governing any Material Indebtedness (other than on account of any refinancing thereof otherwise permitted hereunder), in each case to the extent that such amendment, modification or waiver would be reasonably likely to have a Material Adverse Effect.

          7.13 Fiscal Year.

          Either (a) change the Fiscal Year of any Loan Party, or (b) change the accounting policies or reporting practices of the Loan Parties, except as required by GAAP or except for the adoption by the Borrower of the International Financial Reporting Standards (subject to Section 1.03 hereof) (the foregoing not being intended to waive or modify the Loan Parties’ furnishing notice to the Administrative Agent of such change in accounting policies in accordance with the provisions of Section 6.03).

          7.14 Deposit Accounts; Credit Card Processors.

          Either (a) open new Blocked Accounts unless the Loan Parties shall have delivered to the Collateral Agent appropriate Blocked Account Agreements consistent with the provisions of Section 6.13 and otherwise satisfactory to the Collateral Agent; or (b) enter into any agreements with credit card processors other than the ones expressly contemplated herein or in Section 6.13 hereof unless the Loan Parties shall have delivered to the Collateral Agent appropriate Credit Card Notifications consistent with the provisions of Section 6.13 and reasonably satisfactory to the Collateral Agent.

             7.15 Adjusted Consolidated Fixed Charge Coverage Ratio.

             During the continuance of a Triggering Event, permit the Adjusted Consolidated Fixed Charge Coverage Ratio, calculated as of the last day of each Fiscal Month for the most recently ended Measurement Period, to be less than 1.1:1.0.

ARTICLE VIII
EVENTS OF DEFAULT AND REMEDIES

             8.01 Events of Default. Any of the following shall constitute an Event of Default:

          (a) Non-Payment. The Borrower or any other Loan Party fails to pay when and as required to be paid herein, (i) any amount of principal of any Loan or any L/C Obligation, or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) any interest on any Loan or on any L/C Obligation, or any fee due hereunder, which failure continues for three Business Days, or (iii) any other amount payable hereunder or under any other Loan Document, which failure continues for three Business Days; or

          (b) Specific Covenants. Any Loan Party fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, 6.02, 6.03, 6.05(a), 6.07, 6.10, 6.11, 6.12, 6.13 or 6.14 or Article VII, provided that no Event of Default shall be deemed to have arisen herein (i) with respect to Sections 6.02(a) and 6.02(b), unless such failure continues for two Business Days and such failure has not occurred more than twice in any consecutive twelve month period, (ii) with respect to Section 6.14(a), unless such failure continues for two Business Days, or (iii) with respect to Section 6.14(b), unless such failure continues for five Business Days; or

          (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after the earlier of notice thereof from the Administrative Agent or the Required Lenders to the Borrower or a Responsible Officer of the Borrower obtaining knowledge thereof; or

          (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

          (e) Cross-Default. (i) Any Loan Party or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such payment is not made within any applicable grace period in respect of any Material Indebtedness (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement), or (B) fails to observe or perform any other agreement or condition relating to any such Material Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Material Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that this clause (i)(B) shall not apply to secured Indebtedness of a Loan Party or a Subsidiary permitted hereunder that becomes due upon the sale or transfer by such Loan Party or Subsidiary of the assets securing such Indebtedness, or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by the Loan Party or such Subsidiary as a result thereof is greater than $5,000,000 and such Loan Party or Subsidiary is unable to pay such amount upon such termination; or

          (f) Insolvency Proceedings, Etc. Any Loan Party or any of its Subsidiaries (other than any Immaterial Subsidiary) institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or a proceeding shall be commenced or a petition filed, without the application or consent of such Person, seeking or requesting the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed and the appointment continues undischarged, undismissed or unstayed for 60 calendar days or an order or decree approving or ordering any of the foregoing shall be entered; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

          (g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any Subsidiary thereof (other than any Immaterial Subsidiary) becomes unable or admits in writing its inability or fails generally to pay its debts as they become due in the ordinary course of business, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within 20 days after its issuance or levy; or

          (h) Judgments. There is entered against any Loan Party or any Subsidiary thereof (i) one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding $15,000,000 and such judgment(s) or order(s) shall continue unsatisfied or unstayed for a period of 10 consecutive days, or (ii) any one or more non-monetary judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) such judgment or order, by reason of a pending appeal or otherwise, shall not have been satisfied, vacated, discharged, stayed or bonded for a period of 20 consecutive days; or

          (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA to a Pension Plan, Multiemployer Plan or the PBGC which would reasonably likely result in a Material Adverse Effect, or (ii) a Loan Party fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan which would reasonably likely result in a Material Adverse Effect; or

(j) Invalidity of Loan Documents. (i) Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document or seeks to avoid, limit or otherwise adversely affect any Lien purported to be created under any Security Document; or (ii) any Lien purported to be created under any Security Document shall cease to be (other than pursuant to the terms thereof), or shall be asserted by any Loan Party (or, with respect to any material assets of the type included in the Borrowing Base, any other Person) not to be, a valid and perfected Lien on any Collateral (other than an immaterial portion of the Collateral not of the type included in the Borrowing Base, as determined by the Administrative Agent in its Permitted Discretion), with the priority required by the applicable Security Document, except to the extent resulting from the failure of the Agents to file UCC continuation statements or Mortgages or to maintain “control” (as such term is defined in the UCC), as applicable; or

(k) Change of Control. There occurs any Change of Control; or

          (l) Cessation of Business. Except as otherwise expressly permitted hereunder, any Loan Party shall take any action to suspend the operation of the business of the Loan Parties, taken as a whole, in the ordinary course, including, without limitation, liquidation of all or a material portion of its assets or Store locations, or employ an agent or other third party to conduct a program of closings, liquidations or “Going-Out-Of-Business” sales of any material portion of its business; or

          (m) Indictment. The indictment of any Loan Party, under any Applicable Law where the crime alleged would constitute a felony under Applicable Law and such indictment remains unquashed or such legal process remains undismissed for a period of 90 days or more, unless the Administrative Agent, in its reasonable discretion, determines that the indictment is not material; or

          (n) Subordination. Any payments of principal of or premium and interest on any Subordinated Indebtedness are made or received in violation of the subordination provisions of the documents evidencing or governing such Subordinated Indebtedness or any other breach of the subordination provisions of the documents evidencing or governing such Subordinated Indebtedness occurs.

           8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent may, or, at the request of the Required Lenders shall, take any or all of the following actions:

          (a) declare the Commitments of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such Commitments and obligation shall be terminated;

          (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Loan Parties;

(c) require that the Loan Parties Cash Collateralize the L/C Obligations; and

          (d) whether or not the maturity of the Obligations shall have been accelerated pursuant hereto, proceed to protect, enforce and exercise all rights and remedies of the Credit Parties under this Agreement, any of the other Loan Documents or applicable Law, including, but not limited to, by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations or Other Liabilities are evidenced, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Credit Parties;

provided, however, that upon the entry of an order for relief with respect to any Loan Party or any Subsidiary thereof under the Bankruptcy Code of the United States of America, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Loan Parties to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

             No remedy herein is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of Law.

             8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations and Other Liabilities shall be applied by the Administrative Agent in the following order:

          First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and the Collateral Agent and amounts payable under Article III) payable to the Administrative Agent and the Collateral Agent, each in its capacity as such;

          Second, to payment of that portion of the Obligations constituting indemnities, expenses, and other amounts (other than principal, interest and fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;

          Third, to the extent not previously reimbursed by the Lenders, to payment to the Lenders of that portion of the Obligations constituting principal and accrued and unpaid interest on any Permitted Overadvances, ratably among the Lenders in proportion to the amounts described in this clause Third payable to them;

          Fourth, to the extent that Swing Line Loans have not been refinanced by a Committed Loan, payment to the Swing Line Lender of that portion of the Obligations constituting accrued and unpaid interest on the Swing Line Loans;

          Fifth, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, L/C Borrowings and other Obligations, and fees (including Letter of Credit Fees), ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Fifth payable to them;

          Sixth, to the extent that Swing Line Loans have not been refinanced by a Committed Loan, to payment to the Swing Line Lender of that portion of the Obligations constituting unpaid principal of the Swing Line Loans;

          Seventh, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Seventh held by them;

Eighth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;

          Ninth, to payment of all other Obligations (including without limitation the cash collateralization of unliquidated indemnification obligations as provided in Section 10.04), ratably among the Credit Parties in proportion to the respective amounts described in this clause Ninth held by them;

          Tenth, to payment of that portion of the Other Liabilities arising from Cash Management Services to the extent secured under the Security Documents, ratably among the Credit Parties in proportion to the respective amounts described in this clause Tenth held by them;

          Eleventh, to payment of all other Other Liabilities arising from Bank Products to the extent secured under the Security Documents, ratably among the Credit Parties in proportion to the respective amounts described in this clause Eleventh held by them; and

Last, the balance, if any, after all of the Obligations and Other Liabilities have been indefeasibly paid in full, to the Loan Parties or as otherwise required by Law.

Subject to Section 2.03(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Eighth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations and Other Liabilities, if any, in the order set forth above.

ARTICLE IX
ADMINISTRATIVE AGENT

             9.01 Appointment and Authority.

          (a) Each of the Lenders and the L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article (other than the provisions of Section 9.06) are solely for the benefit of the Administrative Agent, the Collateral Agent, the Lenders and the L/C Issuer, and no Loan Party or any Subsidiary thereof shall have rights as a third party beneficiary of any of such provisions.

          (b) Each of the Lenders (in its capacities as a Lender), Swing Line Lender and the L/C Issuer hereby irrevocably appoints Bank of America as Collateral Agent and authorizes the Collateral Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations and Other Liabilities, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Collateral Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Collateral Agent), shall be entitled to the benefits of all provisions of this Article IX and Article X (including Section 10.04(c)), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents, as if set forth in full herein with respect thereto.

             9.02 Rights as a Lender. The Persons serving as the Agents hereunder shall have the same rights and powers in their capacity as a Lender as any other Lender and may exercise the same as though they were not the Administrative Agent or the Collateral Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent or the Collateral Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Loan Parties or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent or the Collateral Agent hereunder and without any duty to account therefor to the Lenders.

             9.03 Exculpatory Provisions. The Agents shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Agents:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

          (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent or the Collateral Agent, as applicable, is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that no Agent shall be required to take any action that, in its respective opinion or the opinion of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable law; and

          (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Loan Parties or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent, the Collateral Agent or any of its Affiliates in any capacity.

No Agent shall be liable for any action taken or not taken by it (i) with the Consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a final and non-appealable judgment of a court of competent jurisdiction.

             The Agents shall not be deemed to have knowledge of any Default unless and until notice describing such Default is given to such Agent by the Loan Parties, a Lender or the L/C Issuer. In the

event that the Agents obtains such actual knowledge or receives such a notice, the Agents shall give prompt notice thereof to each of the other Credit Parties. Upon the occurrence of an Event of Default, the Agents shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders. Unless and until the Agents shall have received such direction, the Agents may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Default or Event of Default as they shall deem advisable in the best interest of the Credit Parties. In no event shall the Agents be required to comply with any such directions to the extent that any Agent believes that its compliance with such directions would be unlawful.

          The Agents shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Agents.

          9.04 Reliance by Agents.

          Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including, but not limited to, any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received written notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. Each Agent may consult with legal counsel (who may be counsel for any Loan Party), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

          9.05 Delegation of Duties. Each Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by such Agent. Each Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Agents and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as such Agent.

          9.06 Resignation of Agents. Either Agent may at any time give written notice of its resignation to the Lenders, the L/C Issuer and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States and shall, unless an Event of Default has occurred and is continuing at the time of such appointment, be reasonably acceptable to the Borrower. If no such successor shall have been so appointed by the

Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent or Collateral Agent, as applicable, meeting the qualifications set forth above; provided that if the Administrative Agent or the Collateral Agent shall notify the Borrower and the Lenders that no qualifying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the retiring Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by the Collateral Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring Collateral Agent shall continue to hold such collateral security until such time as a successor Collateral Agent is appointed) and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section. Upon the acceptance of a successor’s appointment as Administrative Agent or Collateral Agent, as applicable, hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Agent, and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Administrative Agent or Collateral Agent hereunder.

          Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer and Swing Line Lender, (b) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to the retiring L/C Issuer to effectively assume the obligations of the retiring L/C Issuer with respect to such Letters of Credit.

          9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Agents or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Agents or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Except as provided in Section 9.12, the Agents shall not have any duty or responsibility to provide any Credit Party with any other credit or other information concerning the affairs, financial condition or business of any Loan Party that may come into the possession of the Agents.

          9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Bookrunners, Arrangers, Co-Syndication Agents or Documentation Agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, Collateral Agent, a Lender or the L/C Issuer hereunder.

             9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Loan Parties) shall be entitled and empowered, by intervention in such proceeding or otherwise

          (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations and Other Liabilities that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer, the Administrative Agent and the other Credit Parties (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer, the Administrative Agent, such Credit Parties and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer the Administrative Agent and such Credit Parties under Sections 2.03(i), 2.03(j) and 2.03(k) as applicable, 2.09 and 10.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04.

             Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or Other Liabilities or the rights of any Lender or the L/C Issuer or to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer in any such proceeding.

             9.10 Collateral and Guaranty Matters. The Credit Parties irrevocably authorize the Agents, at their option and in their discretion,

          (a) to release any Lien on any property granted to or held by the Collateral Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations for which no claim has been asserted) and the expiration or termination of all Letters of Credit (unless cash collateralized or supported by back-to-back letters of credit reasonably satisfactory to the L/C Issuer), (ii) that is Disposed of or to be Disposed of as part of or in connection with any Disposition permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) in accordance with Section 10.01;

          (b) to subordinate any Lien on any property granted to or held by the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by clause (h) of the definition of Permitted Encumbrances; and

          (c) to release any Guarantor from its obligations under the Facility Guaranty and each other applicable Loan Document) if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder.

Upon request by any Agent at any time, the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) will confirm in writing such Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Facility Guaranty and each other applicable Loan Document pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Agents will, at the Loan Parties’ expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and Lien granted under the Security Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Facility Guaranty and each other applicable Loan Document, in each case in accordance with the terms of the Loan Documents and this Section 9.10.

             9.11 Notice of Transfer.

             The Agents may deem and treat a Lender party to this Agreement as the owner of such Lender’s portion of the Obligations for all purposes, unless and until, and except to the extent, an Assignment and Acceptance shall have become effective as set forth in Section 10.06.

             9.12 Reports and Financial Statements.

             By signing this Agreement, each Lender:

          (a) agrees to furnish the Administrative Agent after the occurrence and during the continuance of a Triggering Event (and thereafter at such frequency as the Administrative Agent may reasonably request) with a summary of all Other Liabilities due or to become due to such Lender. In connection with any distributions to be made hereunder, the Administrative Agent shall be entitled to assume that no amounts are due to any Lender on account of Other Liabilities unless the Administrative Agent has received written notice thereof from such Lender;

          (b) is deemed to have requested that the Administrative Agent furnish such Lender, promptly after they become available, copies of all financial statements required to be delivered by the Borrower hereunder and all commercial finance examinations and appraisals of the Collateral received by the Agents (collectively, the “Reports”);

          (c) expressly agrees and acknowledges that the Administrative Agent makes no representation or warranty as to the accuracy of the Reports, and shall not be liable for any information contained in any Report;

          (d) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agents or any other party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel;

(e) agrees to keep all Reports confidential in accordance with the provisions of Section 10.07 hereof; and

(f) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agents and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any Credit Extensions that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender’s participation in, or the indemnifying Lender’s purchase of, a Loan or Loans; and (ii) to pay and protect, and indemnify, defend, and hold the Agents and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including attorney costs) incurred by the Agents and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

             9.13 Agency for Perfection.

           Each Lender hereby appoints each other Lender as agent for the purpose of perfecting Liens for the benefit of the Agents and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other applicable Law of the United States can be perfected only by possession. Should any Lender (other than the Agents) obtain possession of any such Collateral, such Lender shall notify the Agents thereof, and, promptly upon the Collateral Agent’s request therefor shall deliver such Collateral to the Collateral Agent or otherwise deal with such Collateral in accordance with the Collateral Agent’s instructions.

             9.14 Indemnification of Agents. The Lenders shall indemnify the Agents (to the extent not reimbursed by the Loan Parties and without limiting the obligations of Loan Parties hereunder), ratably according to their respective Applicable Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against any Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted to be taken by any Agent in connection therewith; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent’s gross negligence or willful misconduct as determined by a final and nonappealable judgment of a court of competent jurisdiction.

             9.15 Relation among Lenders. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agents) authorized to act for, any other Lender.

             9.16 Defaulting Lender.

          (a) If for any reason any Lender shall fail or refuse to abide by its obligations under this Agreement, including without limitation its obligation to make available to Administrative Agent its Applicable Percentage of any Loans, expenses or setoff or purchase its Applicable Percentage of a participation interest in the Swingline Loans or L/C Borrowings and such failure is not cured within two (2) days of receipt from the Administrative Agent of written notice thereof, then, in addition to the rights and remedies that may be available to the other Credit Parties, the Loan Parties or any other party at law or in equity, and not at limitation thereof, (i) such Defaulting Lender’s right to participate in the administration of, or decision-making rights related to, the Obligations and Other Liabilities, this Agreement or the other Loan Documents shall be suspended during the pendency of such failure or refusal, (ii) a Defaulting Lender shall be deemed to have assigned any and all payments due to it from the Loan Parties, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining non-Defaulting Lenders for application to, and reduction of, their proportionate shares of all outstanding Obligations and Other Liabilities until, as a result of application of such assigned payments the Lenders’ respective Applicable Percentages of all outstanding Obligations and Other Liabilities shall have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency, and (iii) At the option of the Administrative Agent, any amount payable to such Defaulting Lender hereunder (whether on account of principal, interest, fees or otherwise) shall, in lieu of being distributed to such Defaulting Lender, be retained by the Administrative Agent as cash collateral for future funding obligations of the Defaulting Lender in respect of any Loan or existing or future participating interest in any Swing Line Loan or Letter of Credit. The Defaulting Lender’s decision-making and participation rights and rights to payments as set forth in clauses (i) and (ii) hereinabove shall be restored only upon the payment by the Defaulting Lender of its Applicable Percentage of any Obligations, any participation obligation, or expenses as to which it is delinquent, together with interest thereon at a rate equal to the Federal Funds Rate from time to time in effect from the date when originally due until the date upon which any such amounts are actually paid.

          (b) The non-Defaulting Lenders shall also have the right, but not the obligation, in their respective, sole and absolute discretion, to cause the termination and assignment, without any further action by the Defaulting Lender for no cash consideration (pro rata, based on the respective Commitments of those Lenders electing to exercise such right), of the Defaulting Lender’s Commitment to fund future Loans. Upon any such purchase of the Applicable Percentage of any Defaulting Lender, the Defaulting Lender’s share in future Credit Extensions and its rights under the Loan Documents with respect thereto shall terminate on the date of purchase, and the Defaulting Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest, including, if so requested, an Assignment and Acceptance.

          (c) Each Defaulting Lender shall indemnify the Administrative Agent and each non-Defaulting Lender from and against any and all loss, damage or expenses, including but not limited to reasonable attorneys’ fees and funds advanced by the Administrative Agent or by any non-Defaulting Lender, on account of a Defaulting Lender’s failure to timely fund its Applicable Percentage of a Loan or to otherwise perform its obligations under the Loan Documents.

ARTICLE X
MISCELLANEOUS

             10.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no Consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Administrative Agent, with the Consent of the Required Lenders, and the Borrower or the applicable Loan Party, as the case may be, and each such waiver or Consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a) extend or, increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written Consent of such Lender;

          (b) postpone any date fixed by this Agreement or any other Loan Document for (i) any payment or mandatory prepayment of principal, interest, fees or other amounts due to the applicable Lenders (or any of them) hereunder or under any of the other Loan Documents without the written Consent of each Lender entitled to such payment, or (ii) any scheduled or mandatory reduction of the Aggregate Commitments hereunder or under any other Loan Document without the written Consent of each applicable Lender;

(c) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document, without the written Consent of each Lender entitled to such amount; provided, however, that only the Consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate;

(d) change Section 2.13 or Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written Consent of each Lender;

          (e) change any provision of this Section or the definition of “Required Lenders”, or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written Consent of each Lender;

(f) except as expressly permitted hereunder or under any other Loan Document, release, or limit the liability of, any Loan Party without the written Consent of each Lender;

(g) except for Permitted Dispositions, release all or substantially all of the Collateral from the Liens of the Security Documents without the written Consent of each Lender;

          (h) change the definition of the term “Borrowing Base” or any component definition thereof if as a result thereof the amounts available to be borrowed by the Borrower would be increased without the written Consent of each Lender, provided that the foregoing shall not limit the discretion of the Administrative Agent to change, establish or eliminate any Reserves;

          (i) modify the definition of Permitted Overadvance so as to increase the amount thereof or, except as provided in such definition, the time period for a Permitted Overadvance without the written Consent of each Lender; and

          (j) except as expressly permitted herein or in any other Loan Document, subordinate the Obligations hereunder or the Liens granted hereunder or under the other Loan Documents, to any other Indebtedness or Lien, as the case may be without the written Consent of each Lender;

and, provided further, that (i) no amendment, waiver or Consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or Consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or Consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; (iv) no amendment, waiver or Consent shall, unless in writing and signed by the Collateral Agent in addition to the Lenders required above, affect the rights or duties of the Collateral Agent under this Agreement or any other Loan Document, and (v) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or Consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

             If any Lender does not Consent (a “Non-Consenting Lender”) to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the Consent of each Lender and that has been approved by the Required Lenders, the Borrower may replace such Non-Consenting Lender in accordance with Section 10.13; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrower to be made pursuant to this paragraph).

             10.02 Notices; Effectiveness; Electronic Communications.

          (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

                    (i) if to the Loan Parties, the Agents, the L/C Issuer or the Swing Line Lender, to the address, telecopier number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and

(ii) if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

          (b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. Each Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

             Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

          (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR

ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Agents or any of their Related Parties (collectively, the “Agent Parties”) have any liability to any Loan Party, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Loan Parties’ or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Loan Party, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

          (d) Change of Address, Etc. Each of the Loan Parties, the Agents, the L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Agents, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

          (e) Reliance by Agents, L/C Issuer and Lenders. The Agents, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices and Swing Line Loan Notices) purportedly given by or on behalf of the Loan Parties even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Loan Parties shall indemnify the Agents, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Loan Parties. All telephonic notices to and other telephonic communications with the Agents may be recorded by the Agents, and each of the parties hereto hereby consents to such recording.

             10.03 No Waiver; Cumulative Remedies. No failure by any Credit Party to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided herein and in the other Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Credit Party may have had notice or knowledge of such Default at the time.

           10.04 Expenses; Indemnity; Damage Waiver.

          (a) Costs and Expenses. The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Agents, the Arranger and any Person providing Cash Management Services or furnishing Bank Products to any of the Loan Parties, in connection with this Agreement and the other Loan Documents, including without limitation (A) the reasonable and documented fees, charges and disbursements of (1) counsel for the Agents and the Arranger, (2) appraisers, (3) commercial finance examiners, and (4) all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Obligations and Other Liabilities, as wells as expenses of any outside consultants engaged by the Agents, (B) in connection with (1) the syndication of the credit facilities provided for herein, (2) the preparation, negotiation, administration, management, execution and delivery of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (3) the enforcement or protection of their rights in connection with this Agreement or the Loan Documents or efforts to preserve, protect, collect, or enforce the Collateral or in connection with any proceeding under any Debtor Relief Laws, or (4) any workout, restructuring or negotiations in respect of any Obligations and Other Liabilities, and (ii) with respect to the L/C Issuer, all reasonable out-of-pocket expenses incurred in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder; and (iii) all reasonable out-of-pocket expenses incurred by the Credit Parties who are not the Agents, the Arranger, the L/C Issuer or any Person providing Cash Management Services or furnishing Bank Products to any of the Loan Parties, after the occurrence and during the continuance of an Event of Default, provided that such Credit Parties shall be entitled to reimbursement for no more than one counsel representing all such Credit Parties (absent a conflict of interest in which case the Credit Parties may engage and be reimbursed for additional counsel).

          (b) Indemnification by the Loan Parties. The Loan Parties shall indemnify the Agents (and any sub-agent thereof), each other Credit Party, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, causes of action, damages, liabilities, settlement payments, costs, and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee but excluding Taxes, which shall be governed by Section 3.01), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Agents (and any sub-agents thereof) and their Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Loan Party or any of its Subsidiaries, or any Environmental Liability related in any way to any Loan Party or any of its Subsidiaries, (iv) any claims of, or amounts paid by any Credit Party to, a Blocked Account Bank or other Person which has entered into a control agreement with any Credit Party hereunder, or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party or any of the Loan Parties’ directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto, in all cases, whether or not caused by or arising, in whole or in part, out of the comparative, contributory or sole negligence of the

Indemnitee; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

          (c) Reimbursement by Lenders. Without limiting their obligations under Section 9.14 hereof, to the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it, each Lender severally agrees to pay to the Agents (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agents (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Agents (or any such sub-agent) or L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.12(d).

          (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable Law, the Loan Parties shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e) Payments. All amounts due under this Section shall be payable on demand (accompanied by back-up documentation to the extent available).

          (f) Survival. The agreements in this Section shall survive the resignation of any Agent and the L/C Issuer, the assignment of any Commitment or Loan by any Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

             10.05 Payments Set Aside. To the extent that any payment by or on behalf of the Loan Parties is made to any Credit Party, or any Credit Party exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Credit Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Agents upon demand its Applicable Percentage (without duplication) of any amount so recovered from or repaid by the Agents, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

           10.06 Successors and Assigns.

                    (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written Consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of subsection Section 10.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(f) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Credit Parties) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                    (b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section 10.06(b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts

                              (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, no minimum amount need be assigned; and

                              (B) in any case not described in subsection (b)(i)(A)of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 unless each of the Administrative Agent and, so long as no Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

                    (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans;

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

                              (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) a Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; and

                              (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Commitment if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and

                              (C) the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

(D) the consent of the Swing Line Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the assignment of any Commitment.

                    (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500, provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.06(d).

                    (c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Loan Parties, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice. This Section 10.06(c) shall be construed so that the Loans and L/C Obligations are at all times maintained in “registered form” within the meaning of section 163(f), 871(h)(2) and 881(c) of the Code.

                    (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Loan Parties or the Administrative Agent, sell participations to any Person (other than a natural person or the Loan Parties or any of the Loan Parties’ Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such lender shall remain the holder of its Loans and owner of its participation or other interest in any Letter of Credit for all purposes hereunder, and (iv) the Loan Parties, the Agents, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any Participant shall agree in writing to comply with all confidentiality obligations set forth in Section 10.07 as if such Participant was a Lender hereunder.

          Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. Subject to subsection (e) of this Section, the Loan Parties agree that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.06(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.13 as though it were a Lender.

                    (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Loan Parties, to comply with Section 3.01(e) as though it were a Lender.

                    (f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

                    (g) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

                    (h) Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to subsection (b) above, Bank of America may, (i) upon 10 days’ notice to the Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon 10 days’ notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or Swing Line Lender, as the case may be. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

          10.07 Treatment of Certain Information; Confidentiality. Each of the Credit Parties agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, funding sources, attorneys, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Loan Party and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to any Credit Party or any of their respective Affiliates on a non-confidential basis from a source (only if such Credit Party has no knowledge that such source itself is not in breach of a confidentiality obligation) other than the Loan Parties.

          For purposes of this Section, “Information” means all information received from the Loan Parties or any Subsidiary thereof relating to the Loan Parties or any Subsidiary thereof or their respective businesses, other than any such information that is available to any Credit Party on a non-confidential basis prior to disclosure by the Loan Parties or any Subsidiary thereof (provided that if such information is furnished by a source known to such Credit Party to be subject to a confidentiality obligation, such source, to the knowledge of such Credit Party, is not in violation of such obligation by such disclosure). Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

          Each of the Credit Parties acknowledges that (a) the Information may include material non-public information concerning the Loan Parties or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.

          10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent or the Required Lenders, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the Obligations and Other Liabilities then due under this Agreement or any other Loan Document to such Lender or the L/C Issuer, regardless of the adequacy of the Collateral, and irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

          10.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

          10.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic image scan transmission (e.g., “pdf” or “tiff” via email) shall be as effective as delivery of a manually executed counterpart of this Agreement.

           10.11 Survival. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Credit Parties, regardless of any investigation made by any Credit Party or on their behalf and notwithstanding that any Credit Party may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation (other than any contingent indemnification obligations for which no claim has then been asserted) hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. Further, the provisions of Sections 3.01, 3.04, 3.05 and 10.04 and Article IX shall survive and remain in full force and effect regardless of the repayment of the Obligations, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. In connection with the termination of this Agreement and the release and termination of the security interests in the Collateral, the Agents may require such indemnities and collateral security as they shall reasonably deem necessary or appropriate to protect the Credit Parties against (x) loss on account of credits previously applied to the Obligations that may subsequently be reversed or revoked, and (y) any obligations that may thereafter arise with respect to the Other Liabilities.

           10.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

           10.13 Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if any Lender delivers a notice described in Section 3.02, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 10.06(b);

          (b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances being so assigned, accrued interest thereon, accrued fees and all other amounts payable to it in respect thereof hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

          (c) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and

(d) such assignment does not conflict with applicable Laws.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

          10.14 Governing Law; Jurisdiction; Etc.

                      (a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

                      (b) SUBMISSION TO JURISDICTION. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION (EXCEPT AS PROVIDED IN CLAUSE (e) BELOW) OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE LOAN PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE LOAN PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY CREDIT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

                      (c) WAIVER OF VENUE. EACH LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE LOAN PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

                    (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

          10.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND WHETHER INITIATED BY OR AGAINST SUCH PERSON OR IN WHICH ANY SUCH PERSON IS JOINED AS A PARTY LITIGANT). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          10.16 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, the Loan Parties each acknowledge and agree that: (i) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Loan Parties, on the one hand, and the Credit Parties, on the other hand, and each of the Loan Parties is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, each Credit Party is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Loan Parties or any of their respective Affiliates, stockholders, creditors or employees or any other Person; (iii) none of the Credit Parties has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Loan Parties with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any of the Credit Parties has advised or is currently advising any Loan Party or any of its Affiliates on other matters) and none of the Credit Parties has any obligation to any Loan Party or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Credit Parties and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and none of the Credit Parties has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Credit Parties have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and each of the Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each of the Loan Parties hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against each of the Credit Parties with respect to any breach or alleged breach of agency or fiduciary duty.

          10.17 USA PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the

Loan Parties that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Act. Each Loan Party is in compliance, in all material respects, with the Patriot Act. No part of the proceeds of the Loans will be used by the Loan Parties, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

           10.18 Foreign Asset Control Regulations. Neither of the advance of the Loans nor the use of the proceeds of any thereof will violate the Trading With the Enemy Act (50 U.S.C. § 1 et seq., as amended) (the “Trading With the Enemy Act”) or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (the “Foreign Assets Control Regulations”) or any enabling legislation or executive order relating thereto (which for the avoidance of doubt shall include, but shall not be limited to (a) Executive Order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the “Executive Order”) and (b) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56)). Furthermore, none of the Loan Parties or their Affiliates (a) is or will become a “blocked person” as described in the Executive Order, the Trading With the Enemy Act or the Foreign Assets Control Regulations or (b) engages or will engage in any dealings or transactions, or be otherwise associated, with any such “blocked person” or in any manner violative of any such order.

           10.19 Time of the Essence. Time is of the essence of the Loan Documents.

           10.20 Press Releases.

         (a) Each Credit Party agrees that neither it nor its Affiliates will in the future issue any press releases or other public disclosure using the name of the Administrative Agent or its Affiliates or referring to this Agreement or the other Loan Documents without at least two (2) Business Days’ prior notice to the Administrative Agent and without the prior written consent of the Administrative Agent unless (and only to the extent that) such Credit Party or Affiliate is required to do so under applicable Law and then, in any event, such Credit Party or Affiliate will consult with the Administrative Agent before issuing such press release or other public disclosure.

         (b) Each Credit Party agrees that neither it nor its Affiliates will in the future issue any press releases or other public disclosure using the name of the Borrower or its Subsidiaries without at least two (2) Business Days’ prior notice to the Administrative Agent and the Borrower and without the prior written consent of the Administrative Agent and the Borrower unless (and only to the extent that) such Credit Party or Affiliate is required to do so under applicable Law and then, in any event, such Credit Party or Affiliate will consult with the Borrower before issuing such press release or other public disclosure. Subject to the foregoing, each Loan Party consents to the publication by Administrative Agent or any Lender of advertising material relating to the financing transactions contemplated by this Agreement using any Loan Party’s name, product photographs, logo or trademark upon the Borrower’s approval, not to be unreasonably withheld. Administrative Agent or such Lender shall provide a draft reasonably in advance of any advertising material to the Borrower for review and comment prior to the publication thereof. Administrative Agent reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements.

             10.21 Additional Waivers.

                      (a) The Obligations are the joint and several obligation of each Loan Party. To the fullest extent permitted by Applicable Law, the obligations of each Loan Party shall not be affected by (i) the failure of any Credit Party to assert any claim or demand or to enforce or exercise any right or remedy against any other Loan Party under the provisions of this Agreement, any other Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, this Agreement or any other Loan Document, or (iii) the failure to perfect any security interest in, or the release of, any of the Collateral or other security held by or on behalf of the Collateral Agent or any other Credit Party.

                      (b) The obligations of each Loan Party shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations after the termination of the Commitments), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Loan Party hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under this Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, any default, failure or delay, willful or otherwise, in the performance of any of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Loan Party or that would otherwise operate as a discharge of any Loan Party as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations after the termination of the Commitments).

                      (c) To the fullest extent permitted by applicable Law, each Loan Party waives any defense based on or arising out of any defense of any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Loan Party, other than the indefeasible payment in full in cash of all the Obligations and the termination of the Commitments. The Collateral Agent and the other Credit Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or non-judicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any other Loan Party, or exercise any other right or remedy available to them against any other Loan Party, without affecting or impairing in any way the liability of any Loan Party hereunder except to the extent that all the Obligations have been indefeasibly paid in full in cash and the Commitments have been terminated. Each Loan Party waives any defense arising out of any such election even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Loan Party against any other Loan Party, as the case may be, or any security.

                      (d) Upon payment by any Loan Party of any Obligations, all rights of such Loan Party against any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations and the termination of the Commitments. In addition, any indebtedness of any Loan Party now or hereafter held by any other Loan Party is hereby subordinated in right of payment to the prior indefeasible payment in full of the Obligations and no Loan Party will demand, sue for or otherwise attempt to collect any such indebtedness. If any amount shall erroneously be paid to any Loan Party on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Loan Party, such amount shall be held in trust for the benefit of the Credit Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement and the other Loan Documents. Subject to the foregoing, to the extent that any Loan Party shall, under this Agreement as a joint and several obligor, repay any of the Obligations constituting Loans made to the Borrower hereunder or other Obligations incurred directly and primarily by the Borrower or any other Loan Party (an “Accommodation Payment”), then the Loan Party making such Accommodation Payment shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Loan Parties in an amount, for each of such other Loan Parties, equal to a fraction of such Accommodation Payment, the numerator of which fraction is such other Loan Party’s Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Loan Parties. As of any date of determination, the “Allocable Amount” of each Loan Party shall be equal to the maximum amount of liability for Accommodation Payments which could be asserted against such Loan Party hereunder without (a) rendering such Loan Party “insolvent” within the meaning of Section 101 (31) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraudulent Conveyance Act (“UFCA”), (b) leaving such Loan Party with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or Section 5 of the UFCA, or (c) leaving such Loan Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA.

          10.22 No Strict Construction.

          The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

          10.23 Attachments.

          The exhibits, schedules and annexes attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for the purposes stated herein, except that in the event of any conflict between any of the provisions of such exhibits and the provisions of this Agreement, the provisions of this Agreement shall prevail.

[signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

BORROWER:

FOOT LOCKER, INC.

By:	/s/ John A. Maurer

Name:	John A. Maurer
Title:	Vice President and Treasurer

GUARANTORS:

FOOT LOCKER RETAIL, INC.
TEAM EDITION APPAREL, INC.
FOOT LOCKER STORES, INC.
FOOT LOCKER SPECIALTY, INC.
ROBBY’S SPORTING GOODS, INC.
FOOT LOCKER CORPORATE SERVICES, INC.
FOOT LOCKER HOLDINGS, INC.
FOOT LOCKER SOURCING, INC.
FOOT LOCKER OPERATIONS, LLC
FL RETAIL OPERATIONS LLC
FL SPECIALTY OPERATIONS LLC
FL EUROPE HOLDINGS, INC.
FL CANADA HOLDINGS, INC.
FOOT LOCKER ASIA, INC.
FL CORPORATE NY, LLC
FL RETAIL NY, LLC
FL SPECIALTY NY, LLC
FOOT LOCKER CARD SERVICES LLC
as to each of the foregoing

By:	/s/ John A. Maurer

Name:	John A. Maurer
Title:	Vice President and Treasurer

Signature Page to Credit Agreement

BANK OF AMERICA, N.A., as
Administrative Agent and as Collateral Agent

By:	/s/ Christine Hutchinson

Name:	Christine Hutchinson
Title:	Principal

Signature Page to Credit Agreement

BANK OF AMERICA, N.A., as L/C Issuer, as
Swing Line Lender and as a Lender

By:	/s/ Christine Hutchinson

Name:	Christine Hutchinson
Title:	Principal

Signature Page to Credit Agreement

JPMORGAN CHASE BANK, N.A., as Co-
Syndication Agent and as a Lender

By:	/s/ Kathleen C. Maggi

Name:	Kathleen C. Maggi

Title:	SVP

Signature Page to Credit Agreement

WELLS FARGO RETAIL FINANCE, LLC,
as Co-Syndication Agent and as a Lender

By:	/s/ James R. Dore

Name:	James R. Dore

Title:	Executive Vice President

Signature Page to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as
Documentation Agent and as a Lender

By:	/s/ Jeffrey S. Gruender

Name:	Jeffrey S. Gruender

Title:	VP – Business Credit

Signature Page to Credit Agreement

CAPITAL ONE LEVERAGE FINANCE
CORPORATION, as a Lender

By:	/s/ Nick Malatestinic

Name:	Nick Malatestinic

Title:	SVP

Signature Page to Credit Agreement

HSBC BUSINESS CREDIT (USA) INC., and
as a Lender

By:	/s/ Thomas A. Getty, Jr.

Name:	Thomas A. Getty, Jr.

Title:	Vice President

Signature Page to Credit Agreement

SCHEDULE 1.01

Schedule 1.01

Guarantors

Foot Locker Stores, Inc.
Robby’s Sporting Goods, Inc.
Team Edition Apparel, Inc.
Foot Locker Corporate Services, Inc.
Foot Locker Holdings, Inc.
Foot Locker Retail, Inc.
FL Retail Operations LLC
FL Specialty Operations LLC
Foot Locker Sourcing, Inc.
Foot Locker Specialty, Inc.
FL Europe Holdings, Inc.
Foot Locker Operations, LLC
FL Canada Holdings, Inc.
Foot Locker Asia, Inc.
FL Corporate NY, LLC
FL Retail NY, LLC
FL Specialty NY, LLC
Foot Locker Card Services LLC

SCHEDULE 1.02

Schedule 1.02

Immaterial Subsidiaries

Name	State or Other Jurisdiction of Incorporation

Foot Locker China, Inc.	Delaware
FLE Management B.V.	Netherlands
Foot Locker Europe.com B.V.	Netherlands
Foot Locker Japan, Inc.	Delaware
Foot Locker Retail New York, Inc.	Delaware
Foot Locker Specialty New York, Inc.	Delaware
Foot Locker (Thailand) Co., Ltd.	Thailand
Foot Locker Realty Europe Limited	U.K.
Kids Mart, Inc.	Florida
Kids Mart, Inc.	Delaware
Little Folk Shop Inc.	Delaware
Randy River, Inc.	Delaware
Custom Cut, Inc.	Delaware
RX Place, Inc.	Delaware
Specialty Times, Inc.	Delaware
Venator Group Administration, Inc.	Delaware
AB Specialty, Inc.	Delaware
Barclay Park and Church Advertising Inc.	Delaware
Checklot Service Center, Inc.	Delaware
Frame Scene, Inc.	Delaware
Herald Square Stationers, Inc.	Delaware
Lamston 37-33/45 Seventy-Fourth Street Corp.	New York
Lamston 69-73/5 Grand Avenue Corp.	New York
Lamston 1279 Third Avenue Corp.	New York
Red Grille of Hawaii, Inc.	Delaware
Red Grille of Louisiana, Inc.	Delaware
Trade Center Realty, Inc.	Delaware
Woolco Fashionwear Corp.	Delaware
Woolco Inc.	Delaware
233 Broadway, Inc.	New York
340 Supply Co.	Pennsylvania
Venator Group Franchises LLC	Delaware
Rosedale Accessory Lady, Inc.	Minnesota
Accessory Lady, Inc.	Texas
Atlanta Southlake Accessory Lady, Inc.	Georgia
Beachwood Accessory Lady, Inc.	Ohio
Brea Accessory Lady, Inc.	California
Bridgewater Commons Accessory Lady, Inc.	New Jersey
Buckland Hills Accessory Lady, Inc.	Connecticut
Cherry Hill Accessory Lady, Inc.	New Jersey
Chesterfield Accessory Lady, Inc.	Virginia
Chicago Accessory Lady, Inc.	Illinois
Copley Place Accessory Lady, Inc.	Massachusetts

Name	State or Other Jurisdiction of Incorporation

Colonie Center Accessory Lady, Inc.	New York
Crabtree Mall Accessory Lady, Inc.	North Carolina
Dadeland Center Accessory Lady, Inc.	Florida
Delamo Accessory Lady, Inc.	California
Fashion Valley Accessory Lady, Inc.	California
Four Seasons Accessory Lady, Inc.	North Carolina
Fox Valley Accessory Lady, Inc.	Illinois
Garden State Accessory Lady, Inc.	New Jersey
The Gardens Accessory Lady, Inc.	Florida
Glendale Accessory Lady, Inc.	California
Grand Avenue Accessory Lady, Inc.	Wisconsin
Hanes Mall Accessory Lady, Inc.	North Carolina
Hawthorne Center (IL.) Accessory Lady, Inc.	Illinois
Lakeside Accessory Lady, Inc.	Louisiana
Mainplace Accessory Lady, Inc.	California
Mall Del Norte Accessory Lady, Inc.	Texas
McAllen Accessory Lady, Inc.	Texas
Penn Square Accessory Lady, Inc.	Oklahoma
Pentagon City Accessory Lady, Inc.	Virginia
Raceway Accessory Lady, Inc.	New Jersey
Randhurst Accessory Lady, Inc.	Illinois
Regency Square Accessory Lady, Inc.	Florida
Ridgedale Accessory Lady, Inc.	Minnesota
McLean Accessory Lady, Inc.	Virginia
Menlo Park Accessory Lady, Inc.	New Jersey
Montclair Accessory Lady, Inc.	California
Montgomery Accessory Lady, Inc.	Maryland
Northbrook Accessory Lady, Inc.	Illinois
North County Fair Accessory Lady, Inc.	California
Northridge Accessory Lady, Inc.	California
Oakbrook Center Accessory Lady, Inc.	Illinois
The Oaks Accessory Lady, Inc.	California
Orlando Accessory Lady, Inc.	Florida
Paradise Valley Accessory Lady, Inc.	Arizona
Palm Beach Mall Accessory Lady, Inc.	Florida
Paramus Park Accessory Lady, Inc.	New Jersey
The Parks Accessory Lady, Inc.	Texas
Riverside Hackensack Accessory Lady, Inc.	New Jersey
Roosevelt Field Accessory Lady, Inc.	New York
Scottsdale Accessory Lady, Inc.	Arizona
Southdale Accessory Lady, Inc.	Minnesota
St. Louis Galleria Accessory Lady, Inc.	Missouri
Stoneridge Accessory Lady, Inc.	California
Stonestown Accessory Lady, Inc.	California
Sunrise Boulevard (Fla.) Accessory Lady, Inc.	Florida
Sunvalley Accessory Lady, Inc.	California
Towson Accessory Lady, Inc.	Maryland
Tri-County Accessory Lady, Inc.	Ohio
Tysons Corner Accessory Lady, Inc.	Virginia

Name	State or Other Jurisdiction of Incorporation

Valley Fair Accessory Lady, Inc.	California
Willowbrook Accessory Lady, Inc.	New Jersey
Woodman Avenue Accessory Lady, Inc.	California
Armel, Inc.	Florida
Armel Acquisition, Inc.	Florida
Champs of Crossgates, Inc.	Florida
Champs of Holyoke, Inc.	Florida
Champs Sporting Goods of Esplanade, Inc.	Florida
Champs Sporting Goods, Inc.	Tennessee
Champs Sport Shops, Inc. of Maryville	Florida
Champs Sport Shops, Inc. of Cutler Ridge	Florida
Champs Sport Shops, Inc. of Broward	Florida
Champs Sport Shops of Daytona, Inc.	Florida
San Del of Jacksonville, Inc.	Florida
Champs Sport Shops, Inc. of 163rd Street	Florida
San Del, Inc. of Atlanta	Florida
Champs Four Seasons, Inc.	North Carolina
Joe Chichelo, Inc.	Florida
Champs Sport Shops, Inc.	Florida
Champs Sport Shops, Inc. of Aventura	Florida
Champs Sporting Goods of N.C., Inc.	North Carolina
Champs Sport Shops, Inc. of Miami International	Florida
Champs Sporting Goods, Inc.	Louisiana
Champs Sport Shops, Inc. of Omni	Florida
Champs Sport Shops, Inc. of Nashville	Florida
Champs Sport Shops, Inc. of Houston	Florida
Champs Sport Shops, Inc. of Fort Lauderdale	Florida
Sneakers Inc. of Greensboro	North Carolina
Sneakers Inc. of Knoxville	Tennessee
Sneakers Inc. of Daytona Beach	Florida
Champs of Maryland, Inc.	Florida
Champs of Virginia, Inc.	Florida
SneaKee Feet of Maryland, Inc.	Florida
SneaKee Feet of Montgomery Village, Inc.	Florida
SneaKee Feet of North Carolina, Inc.	Florida
Runner-Up of Orlando, Inc.	Florida
SneaKee Feet of Tampa, Inc.	Florida
SneaKee Feet, Inc.	Florida
Champs of Missouri, Inc.	Missouri
Champs Sport Shops of Maryland, Inc.	Maryland
Champs of Connecticut, Inc.	Connecticut
Champs Sport Shops of Massachusetts, Inc.	Massachusetts
Champs of Georgia, Inc.	Georgia
Champs of New Jersey, Inc.	New Jersey
Champs of Oklahoma, Inc.	Oklahoma
Champs of Tennessee, Inc.	Tennessee
SneaKee Feet of Washington Outlet Mall, Inc.	Florida
Foot Locker Atlantic City, LLC	Delaware
Menlo Trading Company	California

Name	State or Other Jurisdiction of Incorporation

Athletic Shoe Factory, Inc.	California
Janess Properties, Inc.	Delaware
Foot Locker Investments LLC	Delaware
Kinney Trading Corp.	New York
SFMB Specialty Corporation	California
Foot Locker Realty Corporation	New York
Foot Locker Pacific Holdings, Inc.	Delaware
Woolworth Holding S. de R.L. de C.V.	Mexico
Foot Locker de Mexico, S.A. de C.V.	Mexico
Distribuidora Foot Locker S.A. de C.V.	Mexico
3093459 Nova Scotia Limited	Nova Scotia
Foot Locker Europe CV LP, LLC	Delaware
FLE CV GP, LLC	Delaware
Venator Group Sourcing Taiwan LLC	Delaware
FL Corporate NY LLC	New York
Foot Locker Germany Management GmbH	Germany
Foot Locker (Shoes) Ltd.	Ireland
Foot Locker Istanbul Sports Wear Industry and Commerce LLP	Turkey
Foot Locker Dominican Republic, LLC	Delaware

SCHEDULE 2.01

Schedule 2.01

Commitments and Applicable Percentages

Lender	Commitment	Applicable Percentage

Bank of America, N.A.	$55,000,000.00	27.5000%
JPMorgan Chase Bank, N.A.	$37,500,000.00	18.7500%
Wells Fargo Retail Finance, LLC	$37,500,000.00	18.7500%
U.S. Bank National Association	$30,000,000.00	15.0000%
Capital One Leverage Finance Corp.	$25,000,000.00	12.5000%
HSBC Business Credit (USA) Inc.	$15,000,000.00	7.5000%
TOTAL	$200,000,000.00	100.0000%

SCHEDULE 4.01

Schedule 4.01

Security Documents and other Loan Documents

Security Documents

1)	Security Agreement by and among the Collateral Agent and the Loan Parties (as Pledgors thereunder), together with all schedules and exhibits annexed thereto

2)	Pledged Securities (as defined in the Security Agreement) listed in Schedule III of the Security Agreement, accompanied by instruments of transfer duly executed in blank

3)	Instruments listed in Schedule IV of the Security Agreement, accompanied by instruments of transfer or assignment duly executed in blank

Other Loan Documents

1)	Facility Guaranty

2)	Due Diligence Certificate (as defined in the Security Agreement), together with all schedules annexed thereto

3)	That certain Post-Closing Letter by and among the Administrative Agent and the Loan Parties, together with all exhibits annexed thereto

SCHEDULE 5.01

Schedule 5.01

Loan Parties Organizational Information

Name	Type of Organization	Jurisdiction of Organization/ Formation	Organizational Identification Number	Federal Taxpayer Identification Number

Foot Locker, Inc.	corporation	New York	not issued	13-3513936

Foot Locker Stores, Inc.	corporation	Delaware	2203435	13-3533483

Robby’s Sporting Goods, Inc.	corporation	Florida	492970	59-1641036

Team Edition Apparel, Inc.	corporation	Florida	324141	59-1202727

Foot Locker Corporate Services, Inc.	corporation	Delaware	0861249	22-2223346

Foot Locker Holdings, Inc.	corporation	New York	not issued	13-2630755

Foot Locker Retail, Inc.	corporation	New York	not issued	13-1988404

FL Retail Operations LLC	limited liability company	New York	not issued	20-0991785

FL Specialty Operations LLC	limited liability company	New York	not issued	20-0991731

Foot Locker Sourcing, Inc.	corporation	Delaware	0837376	13-2936366

Foot Locker Specialty, Inc.	corporation	New York	not issued	13-5493340

FL Europe Holdings, Inc.	corporation	Delaware	3587453	57-1161169

Foot Locker Operations, LLC	limited liability company	Delaware	3365517	81-0584311

FL Canada Holdings, Inc.	corporation	Delaware	3469381	16-1625677

Name	Type of Organization	Jurisdiction of Organization/ Formation	Organizational Identification Number	Federal Taxpayer Identification Number

Foot Locker Asia, Inc.	corporation	Delaware	2354272	13-3741700

FL Corporate NY, LLC	limited liability company	Delaware	3702777	20-0214890

FL Retail NY, LLC	limited liability company	Delaware	3702776	20-0214844

FL Specialty NY, LLC	limited liability company	Delaware	3702775	20-0214872

Foot Locker Card Services LLC	limited liability company	Virginia	S131151-5	20-2247388

SCHEDULE 5.05

Schedule 5.05

Material Indebtedness

BONDS

Bonds Outstanding	Custodian Bank	Pay	Maturity

123,008,000	Bank of New York	8.50%	1/15/2022

SCHEDULE 5.06

Schedule 5.06

Litigation

NONE

SCHEDULE 5.08(b)(1)

Schedule 5.08(b)(1)

Owned Real Estate

Owner	Division	Street Address, County, State of Owned Property	Subject to Mortgage or Liens

Team Edition Apparel, Inc.	Team Edition Apparel	4208 19th Street Ct. East Bradenton, FL 34208	None

Robby’s Sporting Goods, Inc.	Champs Sports HQ/Facility Services	311 Manatee Avenue West Bradenton, FL 34205	Mortgage with Bank of America

Foot Locker Specialty, Inc.	Junction City Service Center	3810 US Hwy 77 South Junction City, KS 66441	None

Foot Locker Specialty, Inc. & Foot Locker Corporate Services, Inc.	Camphill Service Center	3543 Simpson Ferry Road Camp Hill, PA 17011	Mortgage with Bank of America

Foot Locker	Former FWW #30004	211-213 South State Street	None
Specialty, Inc.		Chicago, IL 60604

Foot Locker Specialty, Inc.	Former FWW #31127	38 W. Flagler St ½ Interest 42-44 E. Flagler St. 41-43 SE 1st Street Miami, FL 33131	Mortgage with Bank of America

Foot Locker Retail, Inc.	Former Kinney #5297	G-6141 N. Saginaw Road Mt. Morris, MI 48458	None

Foot Locker Retail, Inc.	Former Kinney Factory (Johnson Bally Shoe Plant)	350 Wiconisco St. Millersburg, PA 17061	None

Previously sold under installment sale contract. Pending transfer of title Q1 2009.

SCHEDULE 5.08(b)(2)

Schedule 5.08(b)(2)

Leased Real Estate

See attached.

Exhibit 5.08(b)(2)

SCHEDULE 5.08(b)(2)
Leased Real Estate

FOOT LOCKER RETAIL, INC.

STREET ADDRESS OF LEASED PROPERTY	LESSOR	LESSOR’S CONTACT INFORMATION

736 N H ST LOMPOC CA 93436-4521	LOBERN PROPERTIES, INC.	4730 WOODMAN AVENUE, SUITE 200 SHERMAN OAKS, CA 91423
736 N H ST LOMPOC CA 93436-4521	LOBERN PROPERTIES, INC.	4730 WOODMAN AVENUE, SUITE 200 SHERMAN OAKS, CA 91423
1437 W GLEN OAKS BLVD GLENDALE, CA 91201	RAY AND KAREN SMART	1121 N. NIAGARA STREET BURBANK, CA 91505
2156 TOWN EAST MALL MESQUITE TX 75150	TOWN EAST MALL PARTNERSHIP	C/O GENERAL GROWTH MGMT., INC. 110 NORTH WACKER DRIVE ATTN: SR. VICE PRESIDENT-MGMT. CHICAGO, IL 60606
2156 TOWN EAST MALL MESQUITE TX 75150	TOWN EAST MALL PARTNERSHIP	C/O GENERAL GROWTH MGMT., INC. 110 NORTH WACKER DRIVE ATTN: SR. VICE PRESIDENT-MGMT. CHICAGO, IL 60606
4550 E CACTUS RD STE 80 PHOENIX, AZ 85032	WESTDAY ASSOCIATES L.P.	4568 EAST CACTUS ROAD PHOENIX, AZ 85032
1176 GLENDALE GALLERIA GLENDALE, CA 71210	GLENDALE GALLERIA	GLENDALE I MALL ASSOCIATES, LLC 110 N. WACKER DRIVE ATTN: LAW/LEASE ADMINISTRATION CHICAGO, IL 60606
1101 MELBOURNE RD SPACE 2110 HURST, TX 76053	SIMON PROPERTY GROUP(TEXAS) LP	C/O MS MANAGEMENT ASSOC. INC. NATIONAL CITY CENTER 225 W. WASHINGTON STREET INDIANAPOLIS, IN 46204
13331 PRESTON ROAD SUITE 2080 DALLAS, TX 75240-1141	MACERICH VALLEY VIEW LP	CENTER MANAGER 13331 PRESTON ROAD, SUITE 2040 DALLAS, TX 75240
9553 W ATLANTIC BLVD CORAL SPRINGS, FL 33071	CORAL CS-LTD ASSOCIATES	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON ST. INDIANAPOLIS, IN 46204-3438
9617 N METRO PARKWAY WEST, SUITE 2196 PHOENIX, AZ 85051-0999	METRORISING AMS OWNER LLC	9617 METRO PARKWAY WEST, SUITE 1001 ATTN: CENTER MANAGER PHOENIX, AZ 85051
3662 W CAMP WISDOM ROAD SPACE 1051 DALLAS, TX 75237	3662. W CAMP WISDOM LLC	C/O THE WOODMONT COMPANY 2100 W. 7TH STREET FORT WORTH, TX 70107
6501 N GRAPE ROAD SUITE 540 MISHAWAKA, IN 46545	UNIVERSITY PARK ASSOCIATES	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204
716 HAWTHORN CENTER VERNON HILLS, IL 60061	LASALLE NATIONAL TRUST, N.A.	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BLVD., 12TH FLOOR LOS ANGELES, CA 90025
1040 INDEPENDENCE CTR DR INDEPENDENCE, MO 64057	SPG INDEPENDENCE CENTER, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS, IN 46204
1305 HICKORY POINT MALL FORSYTH, IL 62535-2063	HICKORY POINT LLC	CBL & ASSOCIATES MANAGEMENT, INC. 1146 HICKORY POINT MALL FORSYTH, IL 62535

2036 FOX VALLEY CENTER AURORA, IL 60504	FOX VALLEY MALL LLC	11601 WILSHIRE BOULEVARD, 11TH FLOOR LOS ANGELES, CA 90025
2036 FOX VALLEY CENTER AURORA, IL 60504	FOX VALLEY MALL LLC	11601 WILSHIRE BOULEVARD 11TH FLOOR LOS ANGELES, CA 90025
3030 PLAZA BONITA RD SPACE 1134 NATIONAL CITY, CA 91950	PLAZA BONITA LP	C/O WESTFIELD CORPORATION 11601 WILSHIRE BOULEVARD 12TH FLOOR LOS ANGELES, CA 90025
310 DANIEL WEBSTER HWY SPACE E-233 NASHUA, NH 03060	PHEASANT LANE REALTY TRUST	C/O SIMON PROPERTY GROUP, L.P. NATIONAL CITY CENTER 115 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204
4800 S HULEN ST SUITE 227 FORT WORTH, TX 76132	HULEN MALL	HULEN OWNER, LP ATTN: LAW/LEASE ADMIN DEPT. 110 NORTH WACKER DRIVE CHICAGO, IL 60606
4800 S HULEN ST SUITE 227 FORT WORTH, TX 76132	HULEN MALL	HULEN OWNER, LP ATTN: LAW/LEASE ADMIN DEPT. 110 NORTH WACKER DRIVE CHICAGO, IL 60606
4650 N HWY 89 SPACE G-16 FLAGSTAFF, AZ 86004	FLAGSTAFF MALL SPE LLC	MACERICH WESTCOR MGMT CO. LLC ATT: LEGAL DEPARTMENT 11411 NORTH TATUM BLVD PHOENIX, AZ 85028
925 BLOSSOM HILL ROAD SUITE 1193 SAN JOSE, CA 95123	OAKRIDGE MALL L.P.	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD., 11TH FLR ATTN: LEGAL DEPT LOS ANGELES, CA 90025
1139 NEW PARK MALL NEWARK CA 94560	ALAMEDA MALL ASSOC 50% UNDIVID	ED INTEREST & GGP-NEWPARK LLC 50% UNDIVIDED INTEREST 110 N. WACKER DRIVE CHICAGO, IL 60606
12000 SE 82ND AVE SUITE 2024 HAPPY VALLEY, OR 97086-7740	CLACKAMAS MALL L.L.C.	C/O CLACKAMAS TOWN CENTER 12000 SE 82ND AVENUE SUITE 1093/ATTN: MANAGER PORTLAND, OR 97266
3802 IRVING MALL IRVING, TX 75062	SIMON PROPERTY GROUP (TEXAS), LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204
S 3766 HICKORY RIDGE MALL SPACE512 MEMPHIS, TN 38115	WORLD OVER COMERS OUTREACH MINISTRIES CHURCH, INC.	C/O HICKORY RIDGE MALL 6075 WINCHESTER RD MEMPHIS, TN 38115
11489 W 95TH ST OVERLAND PARK, KS 66214	OAK PARK MALL, LLC	C/O CBL & ASSOCIATES MGMT, INC. SUITE 500-CBL CENTER 2030 HAMILTON PLACE BLVD CHATTANOOGA, TN 37421
3102 PLANK ROAD 320 SPOTSYLVANIA MALL FREDERICKSBURG VA 22407	SPOTSYLVANIA MALL COMPANY	C/O THE CAFARO COMPANY 2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN OH 44504-0186

50 HOLYOKE STREET PO BOX B319 HOLYOKE MA 01040	HOLYOKE MALL COMPANY LP	THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202-1078
2825 S GLENSTONE AVE SPACE P18 SPRINGFIELD MO 65804	BATTLEFIELD MALL, LLC	C/O M.S. MANAGEMENT ASSOC. INC NATIONAL CITY CENTER 225 W. WASHINGTON INDIANAPOLIS IN 46204
F-120 WOODFIELD MALL SCHAUMBURG IL 601735064	CHICAGO TITLE & TRUST COMPANY	200 EAST LONG LAKE ROAD PO BOX 200 BLOOMFIELD HILLS MI 48303-0200
11815-U FAIR OAKS FAIRFAX VA 22033	FAIRFAX COMPANY OF VIRGINIA LLC	200 EAST LONG LAKE ROAD P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200
849 E COMMERCE STREET SPACE 515 SAN ANTONIO TX 78205	NEW RIVERCENTER MALL II L.P	ASHKENAZY ACQUISITION CORP. ATTN: JOE PRESS 433 5TH AVENUE, STE 200 NEW YORK NY 10016
701 LYNNHAVEN PKWY SPACE 15 VIRGINIA BEACH VA 23452	LYNNHAVEN MALL L.L.C.	C/O GENERAL GROWTH LYNNHAVEN MALL 110 NORTH WACKER DRIVE CHICAGO IL 60606
400 EVERGREEN WAY SUITE 450 SOUTH WINDSOR CT 06074-6970	EVERGREEN WALK LIFESTYLE CENTER, LLC	ATTN: SENIOR VICE PRESIDENT LEGAL 6410 POPLAR AVENUE, SUITE 850 MEMPHIS TN 38119
3000 GRAPEVINE MILLS PKWY SUITE 225 GRAPEVINE TX 76051	GRAPEVINE MILLS L. P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
224 GREECE RIDGE CTR DR ROCHESTER, NY 14626-2817	GREECE RIDGE LLC	C/O WILMORITE MANAGMENT GROUP, LLC 1265 SCOTTSVILLE ROAD ROCHESTER NY 14624
1701 MCFARLAND BLVD E SPACE B13 TUSCALOOSA AL 35404	UNIVERSITY MALL, LLC	C/O ARONOV REALTY MGMT INC. 3500 EASTERN BOULEVARD ATTN: LEGAL DEPARTMENT MONTGOMERY AL 36116
2148 HILLTOP MALL ROAD RICHMOND, CA 94806	RICHMOND ASSOCIATES LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
2117 STONERIDGE MALL SPACE A-207 PLEASANTON CA 94588-3222	STONERIDGE PROPERTIES LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
4500 N ORACLE ROAD SPACE 115 TUCSON AZ 85705	GGP-TUCSON MALL LLC	C/O GGP-TUCSON MALL LLC 110 NORTH WACKER DRIVE ATTN: LAW/LEASING DEPARTMENT CHICAGO IL 60606
608 ORLAND SQUARE ORLAND PARK IL 60462	ORLAND LP	C/O SIMON PROPERTY GROUP LP M.S. MANAGEMENT ASSOC. INC. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
7611 WEST THOMAS ROAD PO BOX 48035 PHOENIX, AZ 85033-5433	DESERT SKY MALL AND JCP REALTY TIC, LLC	CENTER MANAGER PO BOX 48008 7611 WEST THOMAS ROAD PHOENIX, AZ 85028

10315 SILVERDALE WAY NW PO BOX 1006 / SPACE A-4 SILVERDALE WA 983837670	PPR KITSAP MALL, LLC	C/O THE MACERICH COMPANY 401 WILSHIRE BOULEVARD, SUITE 700 / ATTN: GENERAL COUNSEL SANTA MONICA CA 90401
259 WOODBRIDGE CENTER DR SPACE 2540 WOODBRIDGE NJ 07095	WOODBRIDGE CENTER PROPERTY, LLC	C/O GENERAL GROWTH PROPERTIES, INC. COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
6155 EASTEX FREEWAY SUITE D-408 BEAUMONT TX 77706-6797	PARKDALE MALL, LLC	C/O CBL & ASSOCIATES MGMT. INC SUITE 500 - CBL CENTER 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421
6101 GATEWAY WEST BLVD SPACE F6 EL PASO TX 79925	C.E. BASSETT I, LP	DIRECTOR OF ASSET MANAGEMENT 15601 DALLAS PARKWAY, SUITE 400 ADDISON TX 75001
20131 HIGHWAY 59 NORTH SPACE 1206 HUMBLE TX 77338	DEERBROOK MALL, LLC	C/O GENERAL GROWTH PROPERTIES, INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606
12541 WAYZATA BLVD SPACE 154 MINNETONKA MN 55305	RIDGEDALE CENTER LLC C/O GENERAL GROWTH	COLUMBIA REGIONAL OFFICE ATT: LAW/LEASING & OPERATIONS 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
5385 MEADOWOOD MALL CIRCLE SPACE D128 RENO NV 89502	MEADOWOOD MALL LLC	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
216 SHARPSTOWN CENTER HOUSTON TX 770365035	RAIT SHARPSTOWN LLC	7500 BELLAIRE BLVD. SUITE 201 HOUSTON TX 77036
1360 BAYBROOK MALL FRIENDSWOOD TX 77546	BAYBROOK MALL LP-C/O GENERAL	GROWTH PROPERTIES 110 N WACKER DRIVE CHICAGO IL 60606
2132 MONTEBELLO TWN CT DR MONTEBELLO CA 90640	MONTEBELLO TOWN CENTER INVESTORS LLC	C/O UBS REALTY INVESTORS LLC 2134 TOWN CENTER DR MONTEBELLO CA 90640
5165 E MONTCLAIR PLAZA LN MONTCLAIR CA 917631538	MONTCLAIR PLAZA	C/O MONTCLAIR PLAZA, LLC ATTN: LAW/LEASE ADMIN. DEPT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
9500 S WESTERN AVE SPACE J-17 EVERGREEN PARK IL 60805	EVERGREEN PLAZA ASSOCIATES I, L.P.	C/O THE PROVO GROUP 9730 S. WESTERN AVENUE, SUITE 418 EVERGREEN PARK IL 60805
1635 W 49TH STREET SPACE 1216 HIALEAH FL 33012	WESTLAND MALL LLC	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD., 11TH FLOOR LOS ANGELES CA 90025
14600 LAKESIDE CIRCLE SPACE 2044 STERLING HEIGHTS MI 48313	LAKESIDE MALL	LAKESIDE MALL PROPERTY, LLC ATTN: LAW/LEASE ADMIN DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
14600 LAKESIDE CIRCLE SPACE 2044 STERLING HEIGHTS MI 48313	LAKESIDE MALL	LAKESIDE MALL PROPERTY, LLC ATTN: LAW/LEASE ADMIN DEPT. 111 N. WACKER DRIVE CHICAGO IL 60606
230 BRIARWOOD CIRCLE ANN ARBOR MI 48108	BRIARWOOD LLC	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438

27208 NOVI ROAD NOVI MI 48377	TWELVE OAKS MALL LLC	C/O THE TAUBMAN COMPANY 200 EAST LONG LAKE ROAD P.O. BOX 200 BLOOMFIELD HILLS, MI 48303-0200
3195 28TH ST SE SPACE H-104A GRAND RAPIDS MI 49512	PR WOODLAND LP	PREIT ASSOCIATES LP 200 SOUTH BROAD STREET PHILADELPHIA PA 19120
1815 HAWTHORNE BLVD, SUITE 226 REDONDO BEACH CA 90278-3437	SOUTH BAY CENTER, LLC	C/O FOREST CITY MGMT., INC. COMMERCIAL DIV./TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1100 CLEVELAND OH 44113-2203
6513 SPRINGFIELD MALL SPRINGFIELD VA 22150-1702	FRANCONIA TWO, L.P.	C/O VORNADO REALTY TRUST ATTN: EXECUTIVE VICE PRESIDENT-RETAIL DIVISION 210 ROUTE 4 EAST PARAMUS NJ 07652
7 BACKUS AVENUE DANBURY CT 06810	DANBURY FAIR MALL, LLC	401 WILSHIRE BOULEVARD SUITE 700 SANTA MONICA CA 90401
200 VIA RANCHO PKWY SPACE 221 ESCONDIDO CA 92025	EWH ESCONDIDO ASSOCIATES, L.P. AND NORTH COUNTY FAIR L.P.	11601 WILSHIRE BLVD., 12TH FLR LOS ANGELES CA 90025
2701 MING AVE SPACE 142 BAKERSFIELD CA 93304	VALLEY PLAZA MALL	BAKERSFIELD MALL LLC ATTN: LAW/LEASE ADMIN. DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
7400 SAN PEDRO, SUITE 964 SAN ANTONIO TX 78216	NS MALL PROPERTY LP	GENERAL GROWTH PROPERTIES, INC 10275 LITTLE PATUXENT PARKWAY ATT: LAW/LEASING AND OPERATIONS COLUMBIA MD 21044
7925 FM 1960 RD WEST SPACE 1460 HOUSTON TX 77070	WILLOWBROOK MALL (TX) LLC	ATTN: GENERAL COUNSEL 110 N. WACKER DRIVE CHICAGO IL 60606
4300 MEADOWS LANE, SUITE 155 LAS VEGAS NV 89107	GGP MEADOWS MALL, LLC	THE MEADOWS MALL 110 NORTH WACKER DRIVE ATT: LAW/LEASING DEPARTMENT CHICAGO IL 60606
4300 MEADOWS LANE SUITE 155 LAS VEGAS NV 89107	GGP MEADOWS MALL, LLC	THE MEADOWS MALL 110 NORTH WACKER DRIVE ATT; LAW/LEASING DEPARTMENT CHICAGO IL 60606
2901 S CAPITAL OF TEXAS H SUITE K8 AUSTIN TX 78746-8123	SIMON PROPERTY GROUP (TEXAS) LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
2004 GREEN ACRES MALL SPACE 202 VALLEY STREAM NY 11581	GREEN ACRES MALL, L.L.C.	VORNADO REALTY TRUST ATTN: EXECUTIVE VICE PRESIDENT-RETAIL DIVISION 210 ROUTE 4 EAST PARAMUS NJ 07652
368 SMITHHAVEN MALL LAKE GROVE, NY 11755	MALL AT SMITH HAVEN, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS, IN 46204
3529 CAPITAL MALL DRIVE CAMP HILL, PA17011	PR CAPITAL CITY LIMITED PARTNERSHIP	C/O PREIT SERVICES, LLC 200 SOUTH BROAD ST.,3RD FLOOR PHILADELPHIA PA 19102

245 STONEWOOD STREET SPACE B-29 DOWNEY, CA 90241	MACERICH STONEWOOD, LLC	MANAGEMENT OFFICE 251 STONEWOOD STREET DOWNEY CA 90241
245 STONEWOOD STREET SPACE B-29 DOWNEY, CA 90241	MACERICH STONEWOOD, LLC	MANAGEMENT OFFICE 251 STONEWOOD STREET DOWNEY, CA 90241
2407 SOUTHLAKE MALL MORROW, GA 30260	SOUTHLAKE MALL, L.L.C.	C/O GENERAL GROWTH PROP., INC. 110 NORTH WACKER DRIVE CHICAGO, IL 60606
2407 SOUTHLAKE MALL MORROW, GA 30260	SOUTHLAKE MALL, L.L.C.	C/O GENERAL GROWTH PROP., INC. 110 NORTH WACKER DRIVE CHICAGO, IL 60606
2655 RICHMOND AVE SPACE 1265 STATEN ISLAND, NY 10314	ROUSE SI SHOPPING CENTER, LLC	GENERAL GROWTH COMPANY COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA, MD 21044
23000 EUREKA ROAD TAYLOR, MI 48180	SOUTHLAND CENTER	SOUTHLAND CENTER, LLC ATTN: LAW/LEASE ADMIN DEPT 110 N. WACKER DRIVE CHICAGO, IL 60606
2855 STEVENS CREEK BLVD SPACE 1309 SANTA CLARA, CA 95050	VF MALL LLC	C/O WESTFIELD CORPORATION INC. 11601 WILSHIRE BLVD., 12TH FLR ATTN: LEGAL DEPARTMENT LOS ANGELES CA 90025
4403 BLACK HORSE PIKE SUITE 218 MAYS LANDING NJ 08330	HAMILTON MALL, LLC	C/O KRAVCO COMPANY 234 MALL BOULEVARD KING OF PRUSSIA PA 19406
5085 WESTHEIMER ROAD SUITE 3655 HOUSTON TX 77056	7621 HG GALLERIA I, II, III, LP	C/O SIMON PROPERTY GROUP, L.P. NATIONAL CITY CENTER 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
21500 NORTHWESTERN HWY SPACE 425 SOUTHFIELD MI 48075	GP-NORTHLAND CENTER, LLC	C/O JAGER MANAGEMENT, INC. 610 OLD YORK ROAD JENKINTOWN PA 19046
21500 NORTHWESTERN HWY SPACE 425 SOUTHFIELD MI 48075	GP-NORTHLAND CENTER, LLC	C/O JAGER MANAGEMENT, INC. 610 OLD YORK ROAD JENKINTOWN PA 19046
400 ERNST BARRETT PKWY NW SUITE 210 KENNESAW GA 30144	TOWN CENTER AT COBB, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
7501 W CERMAK ROAD SPACE F13C NORTH RIVERSIDE, IL 60546	NORTH RIVERSIDE PARK ASSOC. LLC	MALL MANAGEMENT 7501 WEST CERMAK ROAD NORTH RIVERSIDE IL 60546
5423 W 88TH AVE WESTMINSTER, CO 80031	WESTMINSTER MALL COMPANY	C/O M.D. MANAGEMENT, INC. 5201 JOHNSON DRIVE, SUITE 411 ATTN: LAW DEPARTMENT MISSION, KS 66205
5423 W 88TH AVE WESTMINSTER, CO 80031	WESTMINSTER MALL COMPANY	C/O M.D. MANAGMENT, INC. 5201 JOHNSON DRIVE, SUITE 411 ATTN: LAW DEPARTMENT MISSION, KS 66205
444 DEL MONTE CENTER MONTEREY, CA 93940	DEL MONTE CENTER HOLDINGS, LP	C/O AMERICAN ASSETS, INC. 11455 EL CAMINO REAL SUITE 200 SAN DIEGO, CA 92130

1000 RIVERGATE PARKWAY, SUITE 1150 GOODLETTSVILLE, TN 37072	RIVERGATE MALL LIMITED PARTNERSHIP	CBL & ASSOCIATES PROPERTIES CBL CENTER 2030 HAMILTON PLACE BLVD. SUITE 500 CHATTANOOGA, TN 37421-6000
401 BISCAYNE BLVD SPACE S140 MIAMI, FL 33132	BAYSIDE CENTER LP	C/O GENERAL GROWTH PROPERTIES INC COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA, MD 21044
700 HAYWOOD RD BOX 437 GREENVILLE SC 29607	BELLWETHER PROPERTIES OF SOUTH CAROLINA, LP	M.S. MANAGEMENT ASSOCIATES, ONCE NATIONAL CITY CENTER 115 W. WASHINGTON STREET INDIANAPOLIS IN 46204
100 MAIN STREET WHITE PLAINS NY 10601	WHITE PLAINS GALLERIA LP	225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
3001 WHITE BEAR AVE NORTH, SUITE 1010 ST. PAUL MN 55109	MAPLEWOOD MALL ASSOCIATES LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
3001 WHITE BEAR AVE NORTH SUITE 1010 ST. PAUL MN 55109	MAPLEWOOD MALL ASSOCIATES LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
14006 RIVERSIDE DRIVE SUITE 225A SHERMAN OAKS CA 914236337	SHERMAN OAKS FASHION	ASSOCIATES, LP C/O WESTFIELD CORPORATION INC 11601 WILSHIRE BLVD., 12TH FLR LOS ANGELES CA 90025-1748
72-840 HWY 111 SPACE D147 PALM DESERT CA 92260	WEA PALM DESERT L.P.	C/O WESTFIELD CORPORATION INC. 11601 WILSHIRE BLVD., 12TH FLR ATTN: LEGAL DEPARTMENT LOS ANGELES CA 90025
1778 TAMIAMI TRAIL N NAPLES FL 34102	COASTLAND CENTER	COASTLAND CENTER, LP ATTN: LAW/LEASE ADMIN DEPT 110 NORTH WACKER DRIVE CHICAGO IL 60606
7701 I 40 WEST SPACE 540 AMARILLO TX 79121	AMARILLO MALL, LLC	ATTN: ASSET MANAGER 124 JOHNSON FERRY ROAD ATLANTA GA 30328
7701 I 40 WEST SPACE 540 AMARILLO TX 79121	AMARILLO MALL, LLC	ATTN: ASSET MANAGER 124 JOHNSON FERRY ROAD ATLANTA GA 30328
3811 S COOPER STREET, SUITE 2084 ARLINGTON TX 76015	THE PARKS AT ARLINGTON, LLC	3811 S. COOPER ST- STE.2206 ARLINGTON TX 76015
5488 S PADRE ISLAND DR SPACE 1050 CORPUS CHRISTI TX 78411	CORPUS CHRISTI RETAIL VENTURE, LP	C/O TRADEMARK PROPERTY CO. ATTN: FRED WALTERS @ LA PALMERA 5488 SOUTH PADRES ISLAND DRIVE CORPUS CHRISTI TX 78411
320 W 5TH AVENUE SUITE 250 ANCHORAGE AK 99501	MELVIN SIMON & ASSOC/ANCHORAGE	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
1455 NW 107TH AVENUE SUITE 410 DORAL FL 331722715	MALL AT MIAMI INTERNATIONAL LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204

1400 WILLOWBROOK BLVD SPACE 2140 WAYNE NJ 07470	WILLOWBROOK	WILLOWBROOK MALL, LLC ATTN: LAW/LEASE ADMIN. DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
6002 SLIDE RD PO BOX 68192 LUBBOCK TX 79414	MACERICH LUBBOCK LIMITED PARTNERSHIP	MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BOULEVARD, STE 700 SANTA MONICA CA 90401
400 COMMONS WAY SPACE 3015 BRIDGEWATER NJ 08807	BRIDGEWATER COMMONS MALL II LLC	GENERAL GROWTH PROPERTIES ATT: LAW/LEASING AND OPERATIONS 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
2800 N MAIN STREET SUITE 546 SANTA ANA CA 927056619	MAINPLACE SHOPPINGTOWN LLC	WESTFIELD, LLC 11601 WILSHIRE BLVD 11TH FLOOR LOS ANGELES CA 90025
2015 SOUTHLAKE MALL SPACE CL-344 MERRILLVILLE IN 46410	SOUTHLAKE INDIANA LLC	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD 11TH FLOOR LOS ANGELES CA 90025
2015 SOUTHLAKE MALL SPACE CL-344 MERRILLVILLE IN 46410	SOUTHLAKE INDIANA LLC	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD 11TH FLOOR LOS ANGELES CA 90025
7875 MONTGOMERY RD SPACE 1131 CINCINNATI OH 45236	KENWOOD MALL LLC.	C/O KENWOOD TOWNE CENTRE 7875 MONTGOMERY ROAD ATTN: GENERAL MANAGER CINCINNATI OH 45236
253 MEMORIAL CITY MALL HOUSTON TX 77024	MEMORIAL CITY MALL, LP	820 GESSNER, SUITE 1800 ATTN: LEGAL DEPARTMENT HOUSTON TX 77024
3200 LAS VEGAS BLVD S. SUITE 2665 LAS VEGAS NV 89109	FASHION SHOW MALL	FASHION SHOW MALL, LLC ATT: LAW/LEASE ADMINISTRATION DEPARTMENT 110 N. WACKER DRIVE CHICAGO IL 60606
3320 US HWY 1 UNIT 119 LAWRENCEVILLE NJ 08648	LAWRENCE ASSOCIATES	C/O KRAVCO COMPANY 234 MALL BOULEVARD P.O. BOX 1528 KING OF PRUSSIA PA 19406
5725 JOHNSTON ST SUITE 2124 LAFAYETTE LA 70503-5314	ACADIANA MALL CMBS, LLC	C/O CBL & ASSOCIATES MGMT, INC. SUITE 500 - CBL CENTER 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421
7353 NORTH KENDALL DRIVE MIAMI FL 33156-7801	SDG DADELAND ASSOCIATES, INC.	TRUSTEE C/O M.S MANAGEMENT ASSOCIATES, INC NATIONAL CITY CENTER - 115 W. WASHINGTON INDIANAPOLIS IN 46204
8000 WEST BROWARD BLVD SUITE 412 PLANTATION FL 333880323	BROWARD MALL LLC	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD 11TH FLOOR ATTN: CORPORATE COUNSEL LOS ANGELES CA 90025
350 N MILWAUKEE ST SPACE 2300 BOISE ID 83704-9165	BOISE MALL, LLC	GENERAL GROWTH PROPERTIES 110 N. WACKER DRIVE CHICAGO IL 60606

6000 GLADES ROAD SUITE 1178 BOCA RATON FL 33431	THE TOWN CTR OF BOCA RATON	C/O SIMON PROPERTY/MS MGMT INC NATIONAL CITY CENTER 115 W. WASHINGTON INDIANAPOLIS IN 46204
2578 E SUNRISE BLVD FORT LAUDERDALE FL 33304	KEYSTONE-FLORIDA PROPERTY	HOLDING CORP. C/O KRAVCO COMPANY 234 MALL BOULEVARD KING OF PRUSSIA PA 19406
4465 POPLAR AVENUE SPACE 2035 MEMPHIS TN 38117	SHOPPING CENTER ASSOCIATES	C/O M.S. MANAGEMENT ASSOC., INC 115 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
3383 DONNELL DRIVE SPACE 3-7 FORESTVILLE MD 20747	THE CENTRE AT FORESTVILLE LLC	1919 WEST STREET, SUITE 100 ANNAPOLIS MD 21401
1132 CUMBERLAND MALL ATLANTA GA 30339	CUMBERLAND MALL, LLC	C/O GGP 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMIN CHICAGO IL 60606
2000 RIVERCHASE GALLERIA SPACE 299-E BIRMINGHAM AL 35244	HOOVER MALL LIMITED, LLC	C/O GENERAL GROWTH MGMT INC. 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMIN DEPT. CHICAGO IL 60606
27 LAKEWOOD CENTER LAKEWOOD CA 90712	MACERICH LAKEWOOD LLC	C/O THE MACERICH COMPANY 401 WILSHIRE BLVD, SUITE 700 PO BOX 2172 SANTA MONICA CA 90407
27 LAKEWOOD CENTER LAKEWOOD CA 90712	MACERICH LAKEWOOD LLC	C/O THE MACERICH COMPANY 401 WILSHIRE BLVD, SUITE 700 PO BOX 2172 SANTA MONICA CA 90407
27 LAKEWOOD CENTER LAKEWOOD CA 90712	MACERICH LAKEWOOD LLC	C/O THE MACERICH COMPANY 402 WILSHIRE BLVD, SUITE 700 PO BOX 2173 SANTA MONICA CA 90408
27 LAKEWOOD CENTER LAKEWOOD CA 90712	MACERICH LAKEWOOD LLC	C/O THE MACERICH COMPANY 403 WILSHIRE BLVD, SUITE 700 PO BOX 2174 SANTA MONICA CA 90409
547 E SHAW AVE FRESNO CA 93710-7701	MACERICH FRESNO LP	C/O THE MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD. - SUITE 700 SANTA MONICA CA 90407
1901 NW EXPRESSWAY SUITE 2012 OKLAHOMA CITY OK 73118	PENN SQUARE MALL, LP	MS MANAGEMENT ASSOCIATES INC 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
2601 DAWSON ROAD SPACE B9 ALBANYGA 31707	ALBANY MALL LLC	C/O ARNOV REALTY MGMT, INC. 3500 EASTERN BOULEVARD MONTGOMERY, AL 36116-1781
4107 S YALE AVE TULSA OK 74135	TULSA PROMENADE, LLC	150 EAST GAY STREET COLUMBUS, OH 43215
7021 SOUTH MEMORIAL DRIVE SPACE 243 TULSA OK 74133	WOODLAND HILLS MALL, LLC	M.S. MANAGEMENT ASSOCIATES INC 225 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204

4373 LA JOLLA VILLAGE DR SAN DIEGO CA 92122	UNIVERSITY TOWNE CENTRE LLC	11601 WILSHIRE BOULEVARD, 12TH FLOOR LOS ANGELES, CA 90025
78 BERKSHIRE MALL LANESBORO MA 012379502	LANESBOROUGH ENTERPRISES NEWCO, LLC	C/O THE PYRAMID COMPANIES THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE, NY 13202-1078
2300 E LINCOLN HWY SPACE 220 LANGHORNE PA 19047	LINCOLN PLAZA ASSOCIATES	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS, IN 46204-3438
1200 HWY 22 SUITE 504 PHILLIPSBURG NJ 08865	PR FINANCING LIMITED	PARTNERSHIP C/O PREIT SERVICES, LLC 200 SOUTH BROAD ST.,3RD FLOOR PHILADELPHIA, PA 19102
2000 N NEIL STREET SPACE A-12 CHAMPAIGN IL 61820	CHAMPAIGN MARKET PLACE L.L.C.	C/O GENERAL GROWTH MGMT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
4201 COLDWATER RD SPACE C01 FORT WAYNE IN 46805	GGP-GLENBROOK LLC	C/O GENERAL GROWTH 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMIN CHICAGO, IL 60606
6901 SECURITY BLVD BALTIMORE MD 21244	SECURITY SQUARE ASSOCIATES	545 WISCONSIN AVENUE SUITE 1265 CHEVY CHASE, MD 20815
30-103 MALL DRIVE W JERSEY CITY NJ 07310	NC MALL ASSOCIATES C/O MS	MANAGEMENT ASSOCIATES, INC. C/O SIMON PROPERTY GROUP 225W WASHINGTON STREET INDIANAPOLIS, IN 46204
3563R HARRISBURG MALL HARRISBURG PA 17111-1210	TD BANK, NA.	RE: HARRISBURG MALL P.O. BOX 95000-3625 PHILADELPHIA, PA 19195-0001
133 MONTGOMERY MALL NORTH WALES PA 19454	MALL AT MONTGOMERYVILLE, LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS, IN 46204-3438
1001 MARKET STREET SPACE 2114 PHILADELPHIA PA 19107	KEYSTONE PHILADELPHIA PROPERTIES, L.P.	PREIT THE BELLEVUE 200 SOUTH BROAD STREET PHILADELPHIA, PA 19102
500 MALL ROAD PO BOX 4011 BARBOURSVILLE WV 25504	HUNTINGTON MALL COMPANY	C/O THE CAFARO COMPANY 2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN, OH 44504-0186
5536 W SAGINAW HWY SPACE 165 LANSING MI 48917	LANSING MALL	C/O LANSING MALL LP 110 N. WACKER DR. CHICAGO, IL 60606
62 HILLSIDE ROAD CRANSTON RI 02920	GATEWAY WOODSIDE INC.	GATEWAY PLAZA 300 NORTH LAKE AVENUE, SUITE 620 PASADENA, CA 91101-4199
4200 PORTSMOUTH BLVD SPACE 440 CHESAPEAKE VA 23321	CHESAPEAKE MALL, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS, IN 46204
1321 N COLUMBIA CTR BLVD SUITE 361 KENNEWICK WA 99336	COLUMBIA MALL PARTNERSHIP	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204

2415 N MONROE ST TALLAHASSEE FL 32303	FMP TALLAHASSEE LLC	C/O JONES LANG LASALLE AMERICAS, INC 3344 PEACHTREE ROAD NE, SUITE 1200 ATTN: PRESIDENT & CEO, RETAIL ATLANTA, GA 30326
2059 BREA MALL BREA CA 92821	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W.WASHINGTON STREET INDIANAPOLIS IN 46204
14200 E ALAMEDA AVE SPACE 2055 AURORA CO 80012	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS, IN 46204
14200 E ALAMEDA AVE SPACE 2055 AURORA CO 80012	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS, IN 46204
1030 SUNRISE MALL MASSAPEQUA NY 11758	SUNRISE MALL LLC	WESTFIELD, LLC 11601 WILSHIRE BOULEVARD 11TH FLOOR LOS ANGELES CA 90025
4700 MILHAVEN ROAD SPACE 1262 MONROE LA 71203	PECANLAND MALL	GGP-PECANLAND, LP ATTN: LAW/LEASING ADMIN DEPT 110 NORTH WACKER DRIVE CHICAGO, IL 60606
32391 GRATIOT AVE ROSEVILLE MI 48066	MACOMB MALL, LLC	C/O THOR EQUITIES, LLC ATTN: LINO SOLIS, ESQ. 25 WEST 39TH STREET, 11TH FLOOR NEW YORK, NY 10018
322 JACKSONVILLE MALL JACKSONVILLE NC 28546	PR JACKSONVILLE LP.	C/O PREIT SERVICES, LLC ATTN: GENERAL COUNSEL 200 SOUTH BROAD ST., SUITE 300 PHILADELPHIA, PA 19102
194 ST CLAIRE SQUARE FAIRVIEW HEIGHTS IL 62208	ST. CLAIR SQUARE L.P.	CBL & ASSOCIATES MGMT. INC. 2030 HAMILTON PLACE BOULEVARD SUITE 500 CHATTANOOGA, TN 37421-0600
1500 HARVEY ROAD SPACE 5020 COLLEGE STATION TX 77840	POM-COLLEGE STATION LLC	C/O CBL & ASSOCIATES MGT, INC. CBL CENTER, SUITE 500 2030 HAMILTON PLACE BLVD. CHATTANOOGA, TN 37421
3650 W M LUTHER KING BLVD SPACE 220 LOS ANGELES CA 90008	CAPRI URBAN BALDWIN, LLC	300 NORTH LAKE AVENUE SUITE# 620 PASADENA, CA 91101
6600 MENAUL BLVD NE SPACE F3 ALBUQUERQUE NM 87110	CORONADO CENTER L.L.C.	C/O GENERAL GROWTH 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO, IL 60606
112 EISENHOWER PKWY SPACE 2036 LIVINGSTON NJ 07039	LIVINGSTON MALL VENTURE	NATIONAL CITY CENTER 115 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204
7014 E CAMELBACK RD SUITE 2024 SCOTTSDALE AZ 85251	SCOTTSDALE FASHION SQUARE, LLC	7014-590 EAST CAMELBACK ROAD SCOTTSDALE, AZ 85251
472 W HILLCREST DRIVE THOUSAND OAKS CA 91360	MACERICH OAKS, LLC	C/O MACERICH COMPANY 401 WILSHIRE BLVD, SUITE 700 SANTA MONICA CA 90401

1058 W CLUB BLVD SPACE 424 DURHAM NC 27701	NORTHGATE ASSOCIATES LLLP	P.O. BOX 2476 DURHAM, NC 27715-2476
317 WESTSHORE PLAZA TAMPA FL 33609	GLIMCHER WESTSHORE LLC	C/O GLIMCHER PROPERTIES LIMITED PARTNERSHIP ATTN: GENERAL COUNSEL 150 EAST GAY STREET COLUMBUS, OH 43215
S 999 WASHINGTON ST 218 EMERALD SQ, SPC W115 NORTH ATTLEBOROUGH MA 02760-3656	MAYFLOWER EMERALD SQUARE LLC	C/O SIMON PROPERTY GROUP LP 225 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204
1665 STATE HILL ROAD SPACE A-14A WYOMISSING PA 19610	BERKSHIRE MALL, LLC	P.O. BOX 7189 4737 CONCORD PIKE WILMINGTON, DE 19803
1009 GARDEN STATE PLAZA PARAMUS NJ 07652-2411	WESTLAND GARDEN STATE PLAZA, LP	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BOULEVARD, 12TH FLOOR/ATTN:OPERATIONS MGR LOS ANGELES, CA 90025
1009 GARDEN STATE PLAZA PARAMUS NJ 076522411	WESTLAND GARDEN STATE PLAZA, LP	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BOULEVARD, 12TH FLOOR/ATTN:OPERATIONS MGR LOS ANGELES, CA 90025
9603 CORTANA PLACE SPACE A4 BATON ROUGE LA 708158506	CORTANA MALL LLC	C/O JANOFF & OLSHAN, INC. 654 MADISON AVENUE, SUITE 1205 NEW YORK, NY 10021
2801 CANDLER RD SUITE 26 DECATUR GA 30034	THOR GALLERY AT SOUTH DEKALB, LLC	C/O THOR EQUITIES, LLC 25 WEST 39TH STREET 11TH FLOOR NEW YORK, NY 10018
1100 N WESLEYAN BLVD SPACE 5046 ROCKY MOUNT NC 27804	HENDON GOLDEN EAST LLC	C/O HENDON PROPERTIES 3445 PEACHTREE ROAD NE, SUITE 465 ATLANTA, GA 30326
375 SHANNON MALL UNION CITY GA 30291-2028	SHANNON MALL INVESTMENTS, LLC	4475 RIVER GREEN PARKWAY SUITE 100 DULUTH, GA 30096
18000 VERNIER RD HARPER WOODS MI 48225	NEW EASTLAND MALL DEVELOPER, LLC	AAC MANAGEMENT CORP. 433 FIFTH AVENUE, 4TH FLOOR NEW YORK, NY 10016
9534 SW WASHINGTON SQ RD TIGARD OR 97223-4449	PPR WASHINGTON SQUARE LLC	C/O THE MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD, STE. 700 SANTA MONICA, CA 90401
1689 ARDEN WAY SUITE 2040 SACRAMENTO CA 95815	ARDEN FAIR ASSOCIATES LP	MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD,SUITE 700 SANTA MONICA, CA 90407
1910 WELLS ROAD ORANGE PARK FL 32073	SIMON PROPERTY GROUP LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS, IN 46204-3438
269 GRAND CENTRAL MALL VIENNA WV 26101-1105	GRAND CENTRAL LP	C/O GLIMCHER GRAND CENTRAL INC. 180 EAST BROAD STREET 21ST FL ATTN; GENERAL COUNSEL COLUMBUS, OH 43215

9501 ARLINGTON EXP JACKSONVILLE FL 32225	REGENCY SQUARE MALL	C/O R.S PROPERTIES, INC. 110 N. WACKER DR. CHICAGO, IL 60606
8401 GATEWAY WEST SPACE F3A EL PASO TX 79925	SIMON PROPERTY GROUP (TX) L.P.	C/O M.S. MGMT ASSOCIATES, INC NATIONAL CITY CENTER 225 W WASHINGTON STREET INDIANAPOLIS, IN 46204
8401 GATEWAY WEST SPACE F3A EL PASO TX 79925	SIMON PROPERTY GROUP (TX) L.P.	C/O M.S. MGMT ASSOCIATES, INC NATIONAL CITY CENTER 225 W WASHINGTON STREET INDIANAPOLIS, IN 46204
7201-CL340 TWO NOTCH RD COLUMBIA SC 29223	CBL/COLUMBIA PLACE, LLC	C/O CBL & ASSOCIATES MGMT. INC SUITE 500 - CBL CENTER 2030 HAMILTON PL. BOULEVARD CHATTANOOGA, TN 37421
7201-CL340 TWO NOTCH RD COLUMBIA SC 29223	CBL/COLUMBIA PLACE, LLC	C/O CBL & ASSOCIATES MGMT. INC SUITE 500 - CBL CENTER 2030 HAMILTON PL. BOULEVARD CHATTANOOGA TN 37421
6700 DOUGLAS BLVD SPACE 2020 DOUGLASVILLE GA 30135-1599	ARBOR PLACE II, LLC	6700 DOUGLAS BLVD DOUGLASVILLE, GA30135
11500 MIDLOTHIAN TURNPIKE SPACE 674 RICHMOND VA 23235	THE MACERICH PARTNERSHIP, L.P.	C/O THE MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD. SUITE 700 SANTA MONICA, CA 90407
400 S BALDWIN AVE SPACE D-1 ARCADIA CA 91007	SANTA ANITA SHOPPINGTOWN LP	11601 WILSHIRE BLVD, 11TH FLOOR ATTN: LEGAL DEPARTMENT LOS ANGELES, CA 90025
3101 N MAIN ST SPACE RO-2 ANDERSON SC 29621	SPG ANDERSON MALL LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANOPOLIS, IN 46204
5555 YOUNGSTOWN WARREN RD SUITE 480 NILES OH 44446-4807	THE MARION PLAZA, INC.	C/O THE CAFARO COMPANY 2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN, OH 44504-0186
3320 SILAS CREEK PARKWAY SPACE 8840 WINSTON SALEM NC 27103	JG WINSTON-SALEM, LLC	CBL & ASSOCIATES PROPERTIES, INC CBL CENTER 2030 HAMILTON PLACE BLVD., SUITE 500 CHATTANOOGA, TN 37421-6000
11110 MALL CIRCLE PO BOX 6188 WALDORF MD 20603	CHARLES MALL COMPANY LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS, IN 46204
11700 PRINCETON PIKE CINCINNATI OH 45246	TRI COUNTY MALL, LLC	C/O DEVELOPERS DIVERSIFIED REALTY CORPORATION ATTN: DIRECTOR OF MALL MANAGEMENT 3300 ENTERPRISE PARKWAY BEACHWOOD, OH 44122
11700 PRINCETON PIKE CINCINNATI, OH 45246	TRI COUNTY MALL, LLC	C/O DEVELOPERS DIVERSIFIED REALTY CORPORATION ATTN: DIRECTOR OF MALL MANAGEMENT 3300 ENTERPRISE PARKWAY BEACHWOOD, OH 44122
1 YORK GALLERIA SPACE 271 YORK, PA 17402	YORK GALLERIA LIMITED PARTNERS	HIP/CBL & ASSOCIATES PROPERTIES, INC./CBL CENTER/2030 HAMILTON PLACE BOULEVARD/SUITE 500 CHATTANOOGA, TN 37421-6000

SUITE 1092 BOULDER, CO 80301	MACERICH MACERICH SHARED SERVICES	TWENTY NINTH STREET ATTN: SALES ASSOCIATE PO BOX 2188 SANTA MONICA, CA 90406-2188
3441 LINDEN ROAD SPACE 860 FLINT MI 48507	GENESEE VALLEY PARTNERS LP	ATTN: ASSET MANAGER-GENESEE 124 JOHNSON FERRY ROAD ATLANTA GA 30328
7601 S CICERO AVE SPACE 494 CHICAGO IL 60652	EGI PROPERTIES, LLC	TWO NORTH RIVERSIDE PLAZA SUITE 600 CHICAGO, IL 60606-2689
748 NEW RIVER ROAD CHRISTIANSBURG, VA 24073	PR FINANCING LIMITED	PARTNERSHIP C/O PREIT SERVICES, LLC 200 SOUTH BROAD ST.3RD FLOOR PHILADELPHIA, PA 19102
651 KAPKOWSKI ROAD SPACE 2420 ELIZABETH NJ 07201	JG ELIZABETH, LLC	C/O GLIMCHER PROPERTIES LIMITED PARTNERSHIP ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
4802 VALLEYVIEW BLVD N.W. SPACE UE 255 ROANOKE VA 24012	VALLEY VIEW MALL, LLC	VALLEY VIEW MALL CBL & ASSOC. PROPERTIES, INC. 2030 HAMILTON PLACE BLVD. SUITE 500 CHATTANOOGA TN 37421
3710 ROUTE 9 SPACE 2321 FREEHOLD NJ 07728	FREEMALL ASSOCIATES, LLC	LEGAL DEPARTMENT 401 WILSHIRE BLVD STE 700 SANTA MONICA CA 90401
3500 E WEST HWY SPACE 1432 HYATTSVILLE MD 20782	PREIT SERVICES, LLC	ATTN: GENERAL COUNSEL 200 SOUTH BROAD STREET 3RD FLOOR PHILADELPHIA PA 19102
ONE BELLIS FAIR PKWY SPACE 420 BELLINGHAM WA 98226	BELLIS FAIR MALL	C/O BELLIS FAIR PARTNERS GENERAL GROWTH MGMT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
205 W BLACKSTOCK RD SUITE 80 SPARTANBURG SC 29301	WESTGATE MALL II, LLC	C/O CBL &ASSOCIATES MANAGEMENT INC / 205 WEST BLACKSTOCK SUITE 1/ ATTN: LESLIE SMITH SPARTANBURG SC 29301
101 RANGELINE ROAD SPACE 204/206 JOPLIN MO 64801	NORTHPARK MALL/JOPLIN, LLC	CBL & ASSOC. MGMT, INC., AGENT FOR NORTHPARK MALL CBL CENTER-SUITE 500 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421-6000
3301-1361 EAST MAIN ST VENTURA CA 93003	MACERICH BUENAVENTURA LP	CENTER MANAGER 3301-1 EAST MAIN STREET VENTURA CA 93003
3200 SEPULVEDA BLVD SPACE D9 MANHATTAN BEACH CA 90266	RREEF AMERICA REIT II CORP BBB	DBA MANATTAN VILLAGE S/C FRANK GARCIA PORTFOLIO MGR. 101 CALIFORNIA STREET 26TH FLR SAN FRANCISCO CA 94111
481 PARKWAY PLAZA EL CAJON CA 92020	PARKWAY PLAZA L.P.	C/O WESTFIELD CORPORATION INC. 11601 WILSHIRE BLVD., 12TH FLR ATTN: LEASE ADMINISTRATION LOS ANGELES, CA 90025

194 BUCKLAND HILLS DR SUITE 2122 MANCHESTER CT 06040	PAVILLIONS @ BUCKLAND HILLS LLC	194 BUCKLAND HILLS DRIVE MANCHESTER, CT 06040
1801 SW WANAMAKER RD TOPEKA KS 66604	WEST RIDGE MALL LLC	M.S.MANAGEMENT ASSOCIATES INC. 225 W. WASHINGTON STREET INDIANAPOLIS, IN 46204-3438
1801 SW WANAMAKER RD TOPEKA KS 66604	WEST RIDGE MALL LLC	M.S.MANAGEMENT ASSOCIATES INC. 225 W. WASHINGTON STREET INDIANAPOLIS, IN 46204-3438
2930 SOUTHDALE CENTER EDINA MN 55435-7041	SOUTHDALE LIMITED PARTNERSHIP	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
1401 W ESPLANADE AVE SPACE 1210 KENNER LA 70065	ESPLANADE MALL L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS, IN 46204-3438
4410 MIDWAY BLVD ELYRIA OH 44035	CENTRO MIDWAY LLC	CENTRO WATT 3343 MIDWAY MALL ELYRIA, OH 44035
57 COLONIAL PARK MALL HARRISBURG PA 17109-6256	CATALINA PARTNERS L.P.	C/O GLIMCHER COLONIAL PARK MALL, INC 180 EAST BROAD STREET, 21ST FLOOR ATTN: GENERAL COUNSEL COLUMBUS OH 43215
1200 MORRIS TURNPIKE SPACE C111 SHORT HILLS NJ 07078-2746	SHORT HILLS ASSOCIATES, LLC	200 EAST LONG LAKE ROAD P.O. BOX 200 BLOOMFIELD HILLS, MI 48303-0200
1200 MORRIS TURNPIKE SPACE C111 SHORT HILLS NJ 070782746	SHORT HILLS ASSOCIATES, LLC	200 EAST LONG LAKE ROAD P.O. BOX 200 BLOOMFIELD HILLS, MI 48303-0200
1200 MORRIS TURNPIKE SPACE C111 SHORT HILLS NJ 070782746	SHORT HILLS ASSOCIATES, LLC	200 EAST LONG LAKE ROAD P.O. BOX 200 BLOOMFIELD HILLS, MI 48303-0200
5801 DUKE ST SPACE E-248 ALEXANDRIA VA 22304	LANDMARK MALL, L.L.C.	C/O GGP IVANHOE II, INC. 110 NORTH WACKER DRIVE CHICAGO, IL 60606
3000 E FIRST AVE SPACE 100 DENVER CO 80206	TAUBMAN CHERRY CREEK SHOPPING CENTER LLC	THE TAUBMAN COMPANY 200 EAST LONG LAKE ROAD BLOOMFIELD HILLS, MI 48304
12300 NORTH FREEWAY, SUITE 341 HOUSTON TX 77060-1805	GPM HOUSTON PROPERTIES, LTD.	12301 NORTH FREEWAY, SUITE 209 HOUSTON, TX 77061
6001 AIRPORT BLVD SPACE 1135 AUSTIN TX 78752	HIGHLAND MALL	C/O HIGHLAND MALL LIMITED PARTNERSHIP ATTN: LAW/LEASE ADMINISTRATION DEPT. 110 N. WACKER DRIVE CHICAGO, IL 60606
11025 CAROLINA PLACE PKWY SPACE A-090 PINEVILLE NC 28134	CAROLINA PLACE L.L.C.	C/O CAROLINA PLACE 110 N. WACKER DRIVE CHICAGO, IL 60606
3450 WRIGHTSBORO RD SPACE 1081 AUGUSTA GA 30909	AUGUSTA MALL PARTNERSHIP	GENERAL GROWTH PROPERTIES, INC. 10275 LITTLE PATUXENT PKWY ATTN: LAW/LEASING AND OPERATIONS COLUMBIA, MD 21044-3456
6329-C NEWBERRY RD SUITE A-2C GAINESVILLE FL 32605	OAKS MALL GAINSVILLE LP	C/O GENERAL GROWTH PROPERTIES INC. 110 NORTH WACKER DRIVE CHICAGO, IL 60606

215 E FOOTHILLS PKWY SPACE D5 FORT COLLINS CO 80525	GGP-FOOTHILLS L.L.C.	C/O GENERAL GROWTH 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO, IL 60606
1100 SOUTH HAYES STREET SPACE W07 ARLINGTON VA 22202	FASHION CENTRE ASSOCIATES, LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204
1750 DEPTFORD CTR RD SPACE 1190 DEPTFORD NJ 08096	MACERICH DEPTFORD, LLC	DEPTFORD MALL 1750 DEPTFORD CENTER ROAD DEPTFORD, NJ 08096
447 S COUNTY CENTER WAY ST. LOUIS MO 63129	SOUTH COUNTY SHOPPINGTOWN LLC	C/O CBL & ASSOCIATES MANAGEMENT, INC. SUITE 500, CBL CENTER 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA, TN 37421
27001 US HWY 19 NORTH SPACE 1009 CLEARWATER FL 33761	BELLWETHER PROPERTIES OF FLORIDA ( LIMITED)	WESTFIELD CORPORATION INC. 11601 WILSHIRE BOULEVARD, 12TH FLOOR LOS ANGELES, CA 90025
15555 EAST 14TH STREET SUITE 201 SAN LEANDRO CA 94578	MADISON BAY FAIR LLC	C/O MADISON MARQUETTE 2001 PENNSYLVANIA AVENUE N.W. SUITE 1000 WASHINGTON DC 20006
2300 BERNADETTE DRIVE SPACE 512 COLUMBIA MO 65203	COLUMBIA MALL	COLUMBIA MALL L.L.C ATTN: LAW/LEASE ADMIN DEPT 110 N. WACKER DRIVE CHICAGO, IL 60606
6555 E SOUTHERN AVE, SUITE 1408 MESA AZ 85206-3723	EAST MESA ASSOCIATES	11411 NORTH TATUM BOULEVARD PHOENIX, AZ 85028
36 SERRAMONTE CENTER DALY CITY CA 94015	DALY CITY SERRAMONTE CNTR, LLC	C/O JONES LANG LASALLE 3 SERRAMONTE BLVD DALY CITY, CA 94015
1233 W AVENUE P SPACE 1121 PALMDALE CA 93551	ANTELOPE VALLEY MALL DEVELOPERS LTD	TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1100 CLEVELAND, OH 44113-2267
4750 N DIVISION ST BOX 148 SPOKANE WA 99207	NORTH TOWN MALL	PRICE SPOKANE LIMITED PARTNERSHIP 110 N WACKER DRIVE ATTN: LAW/LEASE ADMINISTRATION CHICAGO, IL 60606
3393 PEACHTREE RD NE SPACE 2016 ATLANTA GA 30326	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS, IN 46204-3438
2126 ABBOTT MARTIN RD SPACE 114 NASHVILLE TN 37215	DAVIS STREET LAND COMPANY OF TENNESSEE LLC	THE MALL AT GREEN HILLS MANAGEMENT OFFICE 2126 ABBOTT MARTIN ROAD NASHVILLE, TN 37215
7814 EASTPOINT MALL BALTIMORE MD 21224	THOR EASTPOINT MALL LLC	C/O THOR EQUITIES LLC 25 WEST 39TH STREET, 11TH FLOOR NEW YORK, NY 10018
236 VALLEY RIVER CENTER EUGENE OR 97401	MACERICH VALLEY RIVER CENTER LLC	ATTN: LEGAL DEPARTMENT 401 WILSHIRE BLVD SUITE 700 SANTA MONICA, CA 90401
1067 W BALTIMORE PIKE MEDIA PA 19063	SM GRANITE RUN MALL LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204

865 MARKET STREET SPACE 204 SAN FRANCISCO CA 94103	S.F. SHOPPING CENTRE ASSOCIATES, L.P.	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BLVD, FLOOR 12 LOS ANGELES, CA 90025
865 MARKET STREET SPACE 204 SAN FRANCISCO CA 94103	S.F. SHOPPING CENTRE ASSOCIATES, L.P.	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BLVD, FLOOR 12 LOS ANGELES, CA 90025
14912 BALTIMORE AVE LAUREL MD 207074821	LAURELRISING AS OWNER, LLC	C/O SOMERA CAPITAL MANAGEMENT, LLC 5383 HOLLISTER AVE., SUITE 240 SANTA BARBARA, CA 93111
90-15 QUEENS BLVD SPACE 2012 ELMHURST NY 11373	MACERICH QUEENS EXPANSION, LLC	C/O MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD. SUITE 700 SANTA MONICA, CA 90407
1027 LLOYD CENTER PORTLAND OR 97232	LC PORTLAND, LLC	C/O GLIMCHER PROPERTIES LIMITED PARTNERSHIP ATTN: SENIOR VP/ CFO 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS, OH 43215
750 W 7TH AVE’ LOS ANGELES, CA 90017-3704	700 SOUTH FLOWER, LLC	700 SOUTH FLOWER STREET, SUITE 406 LOS ANGELES, CA 90071
480-5 TOWN CENTER PLACE COLUMBIA SC 29229	VILLAGE AT SANDHILL, LLC	101 FLINTLAKE RD COLUMBIA SC 29223
3437 MASONIC DRIVE SPACE 1530 ALEXANDRIA LA 71301	ALEXANDRIA MAIN MALL LLC	GENERAL GROWTH MANAGEMENT, INC. ATTN: LAW/LEASE ADMINISTRATION DEPT. 110 NORTH WACKER DRIVE CHICAGO, IL 60606
2484 SAINT LOUIS GALLERIA ST. LOUIS MO 63117	SAINT LOUIS GALLERIA L.L.C.	C/O GENERAL GROWTH PROPERTIES 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO, IL 60606
272 EAST BROADWAY BLOOMINGTON MN 554255512	MOAC MALL HOLDINGS LLC	60 EAST BROADWAY BLOOMINGTON, MN 55425-5550
272 EAST BROADWAY BLOOMINGTON MN 55425-5512	MOAC MALL HOLDINGS LLC	60 EAST BROADWAY BLOOMINGTON, MN 55425-5550
272 EAST BROADWAY BLOOMINGTON MN 55425-5512	MOAC MALL HOLDINGS LLC	60 EAST BROADWAY BLOOMINGTON, MN 55425-5550
2500 N MAYFAIR ROAD SPACE 515 WAUWATOSA WI 53226	MAYFAIR MALL	C/O MAYFAIR PROPERTY INC. 110 NORTH WACKER ATTN: LAW/LEASE ADMIN. DEPT. CHICAGO, IL 60606
554 W 14 MILE RD TROY MI 48083	URBANCAL OAKLAND MALL, LLC	URBAN RETAIL PROPERTIES LLC ATTN: LEN W. TOBIASKI 900 NORTH MICHIGAN AVENUE, SUITE 900 CHICAGO, IL 60611
10000 CALIFORNIA STREET, SUITE 2142 OMAHA NE 68114	WESTROADS MALL	C/O WESTROADS MALL LLC ATTN: LAW/LEASE ADMIN. DEPT. 110 N. WACKER DRIVE CHICAGO, IL 60606
523 BROADWAY NEW YORK NY 100124431	523 BROADWAY ASSOCIATES, L.P.	523 BROADWAY NEW YORK, NY 10012
1201 BOSTON POST ROAD SPACE 1024 MILFORD CT 06460	THE CONNECTICUT POST LTD PTR	C/O WESTFIELD CORPORATION 11601 WILSHIRE BLVD., 12TH FL. LOS ANGELES, CA 90025

5065 MAIN STREET SPACE 314 TRUMBULL CT 06611	TRUMBULL SHOPPING CENTER#2 LLC	C/O WESTFIELD CORPORATION INC. 11601 WILSHIRE BOULEVARD, 12TH FLOOR LOS ANGELES, CA 90025
277 LEHIGH VALLEY MALL WHITEHALL PA 18052	MALL AT LEHIGH VALLEY LP	C/O KRAVCO COMPANY 234 GODDARD BOULEVARD P.O. BOX 135 KING OF PRUSSIA, PA 19406
100 CAMBRIDGESIDE PLACE MAILBOX 228 CAMBRIDGE MA 02141	CAMBRIDGESIDE GALLERIA ASSOCS	C/O NEW ENGLAND DEVELOPMENT ONE WELLS AVENUE NEWTON, MA 02159
8522 BEVERLY BLVD SPACE 7799 LOS ANGELES CA 90048	LA CIENEGA PARTNERS LP	C/O THE TAUBMAN COMPANY 200 E. LONG LAKE ROAD P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200
3800 MERLE HAY ROAD, SUITE 314 DES MOINES IA 50310	MERLE HAY MALL	30 NORTH MICHIGAN AVE., SUITE 1008 CHICAGO, IL 60606
3702 FREDERICK BLVD SPACE 105 ST. JOSEPH MO 64506	BELT HIGHWAY LP	EAST HILLS MALL C/O THE MANAGEMENT OFFICE 3702 FREDERICK BLVD. ST. JOSEPH, MO 64506
3101 PGA BLVD SPACE C116 PALM BEACH GARDENS FL 33410	FORBES/COHEN FLORIDA PROPERTIES, L.P.	100 GALLERIA OFFICENTRE, SUITE #427 P.O. BOX 667 SOUTHFIELD, MI 48037
1105 WALNUT STREET SPACE G-130 CARY NC 27511	CARY VENTURE LIMITED PARTNERSHIP	AND BELK-HUDSON-LEGGETT CO. C/O CBL & ASSOCIATES INC/2030 HAMILTON PLAVE BLVD. SUITE 500 CHATTANOOGA, TN 37421
10800 W PICO BLVD SPACE 227 LOS ANGELES CA 90064	MACERICH WESTSIDE PAVILION PROPERTY, LLC	C/O MACERICH PROPERTY MANAGEMENT COMPANY, LLC P.O. BOX 2172 401 WILSHIRE BLVD, STE. 700 SANTA MONICA, CA 90407
2700 MIAMISBURG/CENTERVLE DAYTON OH 45459	DAYTON MALL VENTURE LLC	C/O GLIMCHER DAYTON MALL, INC. ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS, OH 43215
1551 VALLEY WEST DRIVE SPACE 106A WEST DES MOINES IA 50266	VALLEY WEST DM	C/O WATSON CENTERS, INC. 3100 WEST LAKE STREET SUITE 420 MINNEAPOLIS MN 55416-4599
602 NESHAMINY MALL BENSALEM PA 19020	NESHAMINY MALL JOINT VENTURE	LIMITED PARTNERSHIP NESHAMINY MALL 110 N. WACKER DRIVE CHICAGO, IL 60606
2 GALLERIA MALL DRIVE SPACE C-205 TAUNTON MA 02780	SILVER CITY GALLERIA LLC	C/O GENERAL GROWTH MGMT, INC. 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO, IL 60606
255 HILLSDALE SHOP CTR SAN MATEO CA 94403	BOHANNON DEVELOPMENT COMPANY	60 HILLSDALE MALL SAN MATEO, CA 94403-3497
255 HILLSDALE SHOP CTR SAN MATEO CA 94403	BOHANNON DEVELOPMENT COMPANY	60 HILLSDALE MALL SAN MATEO, CA 94403-3497
255 HILLSDALE SHOP CTR SAN MATEO CA 94403	BOHANNON DEVELOPMENT COMPANY	60 HILLSDALE MALL SAN MATEO, CA 94403-3497

10000 COORS BYPASS NW SUITE F25 ALBUQUERQUE NM 87114-4075	SIMON PROPERTY GROUP, L.P.	M.S. MANAGEMENT ASSOCIATES INC. NATIONAL CITY CENTER 225 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204
1402 SE EVERETT ML WAY SPACE 315 EVERETT WA 98208	STEADFAST EVERETT MALL, LLC	C/O STEADFAST COMMERCIAL PROPERTIES MANAGEMENT COMPANY (SPACE LFL# 315 AND FL#380) 4343 VON KARMAN, SUITE 300 NEWPORT BEACH, CA 92660
4250 CERRILLOS ROAD PO BOX 29655 SANTA FE NM 87507	B&B SANTA FE MALL, LLC	GREGORY GREENFIELD & ASSOC. 124 JOHNSON FERRY ROAD NE ATTN: ASSET MANAGER-SANTA FE PLACE ATLANTA, GA 30328
313 PASEO NUEVO MALL SANTA BARBARA CA 93101	MADISON MARQUITTE RETAIL SERVICES, INC	AGENT FOR I&G DIRECT REAL ESTATE 3 LP 111 SOUTH LA BREA AVENUE, STE. 300 ATTN: EXEC. VICE PRESIDENT, WESTON REGION LOS ANGELES, CA 90036
2212 GALLERIA AT TYLER RIVERSIDE CA 92503-4144	GALLERIA AT TYLER	TYLER MALL LIMITED PARTNERSHIP ATTN: LAW/LEASE ADMIN DEPT 110 NORTH WACKER DRIVE CHICAGO, IL 60606
201 E MAGNOLIA BLVD SPACE 292 BURBANK CA 91501	BURBANK MALL ASSOCIATES, LLC	C/O CROWN REALTY & DEV. CORP. 18201 VON KARMAN AVENUE SUITE 950 IRVINE, CA 92612
272 BELLEVUE SQUARE BELLEVUE WA 98004	BELLEVUE SQUARE MANAGERS, INC.	575 BELLEVUE SQUARE BELLEVUE, WA 98004
650 LEE BLVD SPACE K-05C YORKTOWN HEIGHTS NY 10598	JEFFERSON VALLEY MALL, LP	650 LEE BLVD YORKTOWN HEIGHTS NY 10598
99 ROCKINGHAM PARK BLVD SUITE 13 SALEM NH 03079	MALL AT ROCKINGHAM, LLC	C/O WELLSPARK GROUP ONE WELLS AVENUE NEWTON MA 02159
4301 W WISCONSIN AVE SPACE 512 APPLETON WI 54913	FOX RIVER SHOPPING CTR	C/O GENERAL GROWTH MGMT, INC. 400 S. HIGHWAY 169-SUITE 800 MINNEAPOLIS, MN 55426
795 PLAZA DRIVE WEST COVINA CA 91790	PLAZA WEST COVINA LP	WESTFIELD, LLC ATTN: LEGAL DEPARTMEMT 11601 WILSHIRE BLVD, 12TH FL. LOS ANGELES, CA 90025
4950 PACIFIC AVENUE SPACE 415 STOCKTON CA 95207	WTM GLIMCHER LLC	GLIMCHER PROPERTIES LP ATTN: GENERAL COUNSEL 150 EAST GAY STREET COLUMBUS, OH 43215
100 GRAYROCK PLACE SPACE E-103 STAMFORD CT 06901	RICH-TAUBMAN ASSOCIATES	200 EAST LONG LAKE ROAD P.O. BOX 200 BLOOMFIELD HILLS, MI 48303-0200
100 INDEPENDENCE WAY SPACE 133 DANVERS MA 01923	MALL AT LIBERTY TREE, LLC	NATIONAL CITY CENTER 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
4800 BRIARCLIFF RD NE SUITE 2027A ATLANTA GA 30345	NORTHLAKE MALL, LLC	C/O SIMON PROPERTY GROUP 115 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204

3405 CANDLERS MT RD SPACE E-230 LYNCHBURG VA 24502	RIVER RIDGE MALL, LLC	C/O CBL &ASSOCIATES PROPERTIES, INC. 2030 HAMILTON PLACE BLVD, SUITE 500 CHATTANOOGA TN 37421
343 LOS CERRITOS CENTER CERRITOS CA 90703-5424	MACERICH CERRITOS, LLC	MANAGEMENT OFFICE 239 LOS CERRITOS CENTER CERRITOS, CA 90703-5422
1855 41ST AVENUE SPACE J-7 CAPITOLA CA 95010	THE MACERICH PARTNERSHIP, LP	MANAGEMENT OFFICE ATTN: CENTER MANAGER 1855 41ST AVENUE CAPITOLA, CA 95010
5465 CENTRAL AVENUE CHARLOTTE NC 28212	CHARLOTTE EASTLAND MALL, LLC	C/O GLIMCHER EASTLAND, INC. ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS, OH 43215
22500 TOWN CIRCLE SPACE 1168 MORENO VALLEY CA 92553	GGP-MORENO VALLEY, INC.	MORENO VALLEY MALL C/O GGP-MORENO VALLEY INC. 110 N. WACKER DR. CHICAGO IL 60606
24201 W VALENCIA BLVD, SUITE 1223 VALENCIA CA 91355	VALENCIA TOWN CENTER VENTURE, LP	WESTFIELD CORPORATION, INC. 11601 WILSHIRE BOULEVARD, 11TH FLOOR LOS ANGELES, CA 90025
3333 BRISTOL ST SPACE 1048 COSTA MESA CA 92626	SOUTH COAST PLAZA MGMT OFFICE	3333 BRISTOL STREET COSTA MESA, CA 92626
451 MIRACLE MILE DRIVE ROCHESTER NY 14623	THE MARKETPLACE	1265 SCOTTSVILLE ROAD ROCHESTER NY 14624
3700 ATLANTA HWY, SUITE 163 ATHENS GA 30606	GEORGIA SQUARE PARTNERSHIP	C/O CBL & ASSOCIATES MGMT, INC. CBL CENTER, SUITE 500 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA, TN 37421-6000
3301 VETERANS MEMORIAL BV, SUITE 110-D METAIRIE LA 70002	GREATER LAKESIDE CORPORATION	AS AGENT FOR CAUSEWAY LLC 3301 VETERANS BLVD, SUITE 209 METAIRIE, LA 70002
1475 UPPER VALLEY PIKE SPACE 204 SPRINGFIELD OH 45504	DEBARTOLO CAPITAL PARTNERSHIP	C/O MS MANAGEMENT MANAGEMENT ASSOCIATES, INC./NATIONAL CITY CENTER/115 WEST WASHINGTON ST. INDIANAPOLIS, IN 46204
10202 E WASHINGTON STREET INDIANAPOLIS IN 46229	WASHINGTON SQUARE MALL, LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204
46 WYOMING VALLEY MALL WILKES BARRE PA 18702	PR WYOMING VALLEY LP	C/O PREIT SERVICES, LLC ATTN: GENERAL COUNSEL 200 SOUTH BROAD ST.3RD FLOOR PHILADELPHIA, PA 19102
S 8001 ORANGE BLOSSOM TRL SPACE 1202A ORLANDO FL 32809	FLORIDA MALL ASSOCIATES LTD.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS, IN 46204
3049 WILLIAM ST STE 137 CAPE GIRARDEAU MO 63703	CENTRO WEST PARK LLC	CENTRO WATT 580 WEST GERMANTOWN PIKE, SUITE# 200 PLYMOUTH MEETING, PA 19462
300 SOUTH 24TH ST W SPACE A05 BILLINGS MT 59102	MACERICH RIMROCK LP	MANAGEMENT OFFICE ATTN: CENTER MANAGER 300 SOUTH 24TH STREET BILLINGS, MT 59102-5650

11401 PINES BLVD SPACE 810 PEMBROKE PINES FL 33026	PEMBROKE LAKES MALL LTD	C/O GENERAL GROWTH PROPERTIES 110 NORTH WACKER DRIVE ATTN: KATHY FABRE CHICAGO IL 60606
180 STATE ROUTE 35 STE 3106 EATONTOWN NJ 07724-2018	EATONTOWN MONMOUTH MALL LLC	C/O VORNADO REALTY L.P. 210 ROUTE 4 EAST ATTN: JOSEPH MACNOW PARAMUS NJ 07652
6650 S WESTNEDGE AVE SPACE 147 PORTAGE MI 49024	THE CROSSROADS MALL	C/O KALAMAZOO MALL L.L.C. 110 N. WACKER DRIVE ATTN: LAW/LEASE ADMIN DEPT. CHICAGO IL 60606
5690 N BAYSHORE DRIVE GLENDALE WI 53217	BAYSHORE TOWN CENTER, LLC.	C/O STEINER AND ASSOCIATES, INC 4016 TOWNSFAIR WAY, SUITE 201 ATT:LEASING ADMINISTRATION COLUMBUS OH 43219
178 WESTFARMS MALL FARMINGTON CT 06032	WEST FARMS MALL, LLC	C/O THE TAUBMAN COMPANY 200 EAST LONG LAKE ROAD BLOOMFIELD HILLS, MI 48304
1500 APALACHEE PARKWAY SUITE 2021 TALLAHASSEE FL 32301	GOVERNOR’S SQUARE	C/O TALLAHASSEE ASSOCIATES 110 N. WACKER DR. CHICAGO, IL 60606
200 C AVENUE P.O. BOX 76 LAWTON OK 73501	GG&A CENTRAL MALL PARTNERS, L.P.	124 JOHNSON FERRY ROAD ATTN: ASSET MANAGER, CENTRAL MALL - LAWTON ATLANTA GA 30328
900 SHOPS AT MISSON VIEJO MISSION VIEJO CA 92691	MISSION VIEJO ASSOCIATES LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
630 OLD COUNTRY RD SPACE 2006 GARDEN CITY NY 11530	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
6001 W WACO DRIVE SPACE 413 WACO TX 76710	CBL RM-WACO, LLC	CBL & ASSOCIATES MGMNT, INC. SUITE 500/ CBL CENTER 2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421
5364 KINGS PLAZA BROOKLYN NY 11234	ALEXANDER’S KINGS PLAZA, LLC	C/O VORNADO REALTY TRUST 210 ROUTE 4 EAST ATTN: EXECUTIVE VICE PRESIDENT-RETAIL DIVISION PARAMUS NJ 07652
19575 BISCAYNE BLVD SPACE 1013 AVENTURA FL 33180-2357	AVENTURA MALL VENTURE	C/O TURNBERRY AVENTURA MALL CO 19501 BISCAYNE BLVD., SUITE 400 AVENTURA FL 33180
190 CHICAGO RIDGE MALL CHICAGO RIDGE IL 60415	WESTFIELD CHICAGO RIDGE LESSEE, LLC	WESTFIELD CORPORATION, INC. 11601 WILSHIRE BOULEVARD, 11TH FLOOR LOS ANGELES CA 90025
35000 WEST WARREN ROAD SPACE 710 WESTLAND MI 48185	B&B WESTLAND CENTER MALL LLC	GREGORY GREENFIELD & ASSOCIATES ATTN: PRESIDENT 124 JOHNSON FERRY ROAD, NE ATLANTA GA 30328
2701 DAVID MCLEOD BLVD SPACE 1024 FLORENCE SC 29501	PR MAGNOLIA LLC	C/O PREIT SERVICES, LLC 200 SOUTH BROAD STREET, SUITE 300 PHILADELPHIA PA 19102

2727 N FAIRFIELD RD, SUITE E-173 BEAVER CREEK OH 45431	MFC BEAVERCREEK, LLC	C/O GLIMCHER PROPERTIES LIMITED PARTNERSHIP ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
1121 METROCENTER JACKSON MS 39209	JACKSON METROCENTER MALL LTD.	CANNON COMMERCIAL RE: METROCENTER MALL 10850 WILSHIRE BLVD. STE 1050 LOS ANGELES CA 90024
5001 MONROE STREET, SUITE 936 TOLEDO OH 43623-3621	WESTFIELD FRANKLIN PARK MALL,	WESTFIELD CORPORATION INC 11601 WILSHIRE BOULEVARD 12TH FLOOR LEGAL DEPARTMENT LOS ANGELES CA 90025
5001 MONROE STREET SUITE 936 TOLEDO OH 43623-3621	WESTFIELD FRANKLIN PARK MALL,	WESTFIELD CORPORATION INC 11601 WILSHIRE BOULEVARD 12TH FLOOR LEGAL DEPARTMENT LOS ANGELES CA 90025
7804 ABERCORN STREET PO BOX 71, SPACE 2 SAVANNAH GA 31406	GGP IVANHOE II, INC.	C/O GENERAL GROWTH PROPERTIES 110 NORTH WACKER DRIVE CHICAGO IL 60606
7200 DODGE STREET BOX 318 OMAHA NE 68114	CROSSROADS MALL, LLC	M.S. MANAGEMENT ASSOC, INC. P.O. BOX 7033 INDIANAPOLIS IN 46207
7200 DODGE STREET BOX 318 OMAHA NE 68114	CROSSROADS MALL, LLC	M.S. MANAGEMENT ASSOC, INC. P.O. BOX 7033 INDIANAPOLIS IN 46207
46-056 KAMEHAMEHA HWY SPACE E-3B KANEOHE HI 96744	TRUSTEES OF THE ESTATE OF	BERNICE PAUAHI BISHOP 567 SOUTH KING STREET, STE 200 KAWAIAHAO PLAZA ATTN:COMMERCIAL ASSET MANAGER HONOLULU HI 96813
3131 MANCHESTER EXPRESSWY, SUITE 6 COLUMBUS GA 31909	PEACHTREE MALL, LLC	C/O GENERAL GROWTH 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
3075 CLAIRTON RD SPACE 810 WEST MIFFLIN PA 15123	CENTURY III MALL, L.P.	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
2154 FLORENCE MALL FLORENCE KY 41042	FLORENCE MALL L.L.C.	C/O GENERAL GROWTH PROPERTIES 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
1655 BOSTON ROAD UNIT E1 SPRINGFIELD MA 011291363	EASTFIELD ASSOCIATES, L.L.C.	C/O MOUNTAIN DEVELOPMENT CORP. 100 DELAWANNA AVENUE, STE. 100 P.O. BOX 1069 CLIFTON NJ 07014-1069
6055 ST LAWRENCE CTR MASSENA NY 13662-7224	CARLYLE ST. LAWRENCE LLC	C/O CARLYLE DEVELOPMENT GROUP, INC. 2 GANNETT DRIVE, SUITE 201 ATTN: ASSET MGR./RE: ST.LAWRENCE WHITE PLAINS NY 10604
125 WESTCHESTER AVE SPACE 3350 WHITE PLAINS NY 10601	4676 WESTCHESTER MALL LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204

4801 OUTER LOOP RD SPACE A220 LOUISVILLE KY 40219	JEFFERSON MALL COMPANY II, LLC	CBL & ASSOCIATES MGMT, INC CBL CENTER CENTER, SUITE 500 2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421
4661 FASHION SQUARE ML SAGINAW MI 48604	JG SAGINAW, LLC.	CBL & ASSOCIATES MGMT, INC. CBL CENTER, SUITE 500 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA, TN 37421-6000
3661 EISENHOWER PKWY PO BOX 25251 MACON GA 31206	MACON MALL LLC	C/O JONES LANG LASALLE AMERICAS, INC 3344 PEACHTREE ROAD NE, STE 1200 ATTN: PRESIDENT & CEO, RETAIL ATLANTA, GA 30326
3333 BUFORD DRIVE SPACE 1005 BUFORD GA 30519	MALL OF GEORGIA, LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
3000 184TH ST SW SPACE 604 LYNNWOOD WA 98037	ALDERWOOD MALL L.L.C.	GENERAL GROWTH PROPERTIES INC 110 N WACKER DRIVE CHCAGO IL 60606
5901 UNIVERSITY DRIVE SPACE 44 HUNTSVILLE AL 35806	MADISON SQUARE ASSOCIATES LTD	C/O CBL & ASSOCIATES MGMT INC. 2030 HAMILTON PLACE BOULEVARD SUITE 500 CHATTANOOGA TN 37421-6000
1450 ALA MOANA BLVD SPACE 1231 HONOLULU HI 96814	GGP ALA MONA L.L.C.	LAW / LEASING DEPARTMENT 110 NORTH WACKER DRIVE CHICAGO IL 60606
230 W HURON ROAD SUITE 72.82 CLEVELAND OH 44113	TOWER CITY PROPERTIES LTD	AN OHIO LIMITED PARTNERSHIP TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1100 CLEVELAND OH 44113-2267
2700 N NARRAGANSETT AVE SUITE F8 CHICAGO IL 60639-1030	INLAND US MANAGEMENT LLC/BLDG.	ATTN: ROBERT LEAHY 2901 BUTTERFIELD ROAD OAK BROOK IL 60523
5111 ROGERS AVE SPACE 157 FORT SMITH AR 72903	FORT SMITH MALL, LLC.	C/O GREGORY GREENFIELD & ASSOCIATES ATTN: ASSET MANAGER/CENTRAL MALL 124 JOHNSON FERRY ROAD NE ATLANTA GA 30328
9609 COLERAIN AVE SPACE F10 CINCINNATI OH 45251	FMP NORTHGATE LLC	BRANDYWINE R/E MANAGEMENT SERVICES CORP. ATTN: LEASING DEPT. 2 PONDS EDGE DRIVE CHADDS FORD PA 19317
275 W WISCONSIN AVE MILWAUKEE WI 53203	GRAND AVENUE CITY MALL LLC	ASHKENAZY ACQUSITION CORP 433 FIFTH AVENUE SUITE 200 NEW YORK NY 10016
1909 SOUTH COMMONS FEDERAL WAY WA 98003-6039	STEADFAST COMMONS II, LLC	STEADFAST COMMERCIAL MANAGEMENT CO, INC. ATTN: CHIEF ADMINISTRATIVE OFFICER 4343 VON KARMAN AVENUE, STE. 300 NEWPORT BEACH CA 92660
4201 WEST DIVISION ST SUITE B-16 ST. CLOUD MN 56301	CROSSROADS CENTER	ST. CLOUD MALL LLC 110 N. WACKER DR. ATTN: LAW/LEASE ADMIN DEPT. CHICAGO IL 60606

506 TRUNCADO STREET SPACE C-109 HATILLO PR 00659	DDR NORTE LLC S.E.	DDR PR VENUTRES II LLC 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
2200 N MAPLE AVENUE SPACE 208 RAPID CITY SD 57701	SM RUSHMORE MALL LLC	C/O RUSHMORE MALL 2200 NORTH MAPLE AVENUE ATTN: GENERAL MANAGER RAPID CITY SD 57701-7881
161 ROSEDALE CENTER ROSEVILLE MN 55113	PPF RTL ROSEDALE SHOPPING CENTER, LLC	MORGAN STANLEY REAL ESTATE ADVISOR, INC. ATTN: JENNIE PRIES 1585 BROADWAY NEW YORK NY 10036
61 WEST COUNTY CENTER DES PERES MO 63131	WEST COUNTY CENTER LLC	CBL & ASSOCIATES MANAGEMENT, INC SUITE 500, CBL CENTER 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421
168 TOWNE CENTER CIRCLE SPACE B2 SANFORD FL 32771	SEMINOLE TOWNE CENTER L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
103 RIVER OAKS CENTER SPACE B-35 CALUMET CITY IL 60409	FOX VALLEY/RIVER OAKS PARTNERSHIP	M.S. MANAGEMENT ASSOCIATES INC. NATIONAL CITY CENTER 225 W WASHINGTON INDIANAPOLIS IN 46204
103 RIVER OAKS CENTER SPACE B-35 CALUMET CITY IL 60409	FOX VALLEY/RIVER OAKS PARTNERSHIP	M.S. MANAGEMENT ASSOCIATES INC. NATIONAL CITY CENTER 225 W WASHINGTON INDIANAPOLIS IN 46204
1201 BROADWAY DRIVE SPACE E133 SAUGUS MA 01906	MAYFLOWER SQUARE ONE, LLC	C/O SIMON PROPERTY GROUP, L.P. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
5100 N 9TH AVE SPACE D419 PENSACOLA FL 32504	SIMON PROPERTY GROUP, LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
220 APACHE MALL 1201 12TH ST SW ROCHESTER MN 55902	APACHE MALL	C/O ROCHESTER MALL L.L.C ATTN: LAW/LEASE ADMINISTRATION 110 N. WACKER DRIVE CHICAGO IL 60606
1201 HOOPER AVE SPACE 1056 TOMS RIVER NJ 08753	SIMON PROPERTY GROUP, INC.	225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
301 MT HOPE AVENUE SPACE 2078 ROCKAWAY NJ 07866	ROCKAWAY CENTER ASSOCIATES LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
1201 LAKE WOODLANDS DR SPACE 2034 THE WOODLANDS TX 77380	THE WOODLANDS MALL ASSOCIATES	C/O GENERAL GROWTH MGMT., INC. 110 NORTH WACKER DRIVE ATTN: SR. VICE PRESIDENT-MGMT. CHICAGO IL 60606
BY PASS 2050 SUITE 127 PONCE PR 00717	PLAZA DEL CARIBE, S.E.	P.O. BOX 363268 SAN JUAN PR 00936-3268
1245 WORCESTER STREET SUITE 1026 NATICK MA 01760	NATICK MALL, LLC.	C/O GENERAL GROWTH PROPERTIES INC. 110 NORTH WACKER DRIVE ATTN:LAW/LEASE ADMINISTRATION CHICAGO IL 60606

160 WALT WHITMAN ROAD, SUITE 1032 HUNTINGTON STATION NY 11746-4151	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 42604
3251 20TH AVE SPACE 246 SAN FRANCISCO CA 94132-1961	GGP-SL LLC & STONESTOWN SHOPPING CENTER L.P.	110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMINISTRATION CHICAGO IL 60606
2929 TURNER HILL ROAD SUITE 2205 LITHONIA GA 300386916	STONECREST MALL SPE, LLC	TERMINAL TOWER 50 PUBLIC SQUARE - SUITE 1360 CLEVELAND OH 44113-2267
2929 TURNER HILL ROAD, SUITE 2205 LITHONIA, GA 30038-6916	THE MALL AT STONECREST, LLC	FOREST CITY COMMERCIAL MANAGEMENT INC. 2929 TURNER HILL ROAD LITHONIA GA 30038
1700 NORMAN DRIVE SPACE 1176 VALDOSTA GA 31601	MARELDA VALDOSTA MALL, LLC	BABCOCK & BROWN 1 DAG HAMMARSKJOLD PLAZA 889 SECOND AVENUE, 49TH FLOOR NEW YORK NY 10017
2100 PLEASANT HILL ROAD SUITE 152 DULUTH GA 30096	MALL AT GWINNETT PLACE, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
1838 W MICHIGAN AVE JACKSON MI 49202	WESTWOOD MALL	C/O WESTWOOD MALL L.P. ATTN: LAW/LEASE ADMIN DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
1700 W INTERNATIONAL SPWY SPACE 422 DAYTONA BEACH FL 32114-1361	VOLUSIA MALL, L.L.C.	CBL & ASSOCIATES MANAGEMENT, INC. CBL CENTER, SUITE 500 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA, TN 37421
9301 TAMPA AVENUE SUITE 93 NORTHRIDGE CA 91324	NORTHRIDGE FASHION CENTER	U.K.-AMERICAN PROPERTIES, INC. 110 N. WACKER DRIVE ATTN: LAW/LEASE ADMIN DEPT CHICAGO IL 60606
777 E MERRITT ISLAND CWY SPACE 175 MERRITT ISLAND FL 32952	GLIMCHER MERRITT SQUARE, LLC	GLIMCHER PROPERTIES LIMITED PARTNERSHIP 180 EAST BROAD STREET 21ST FLOOR COLUMBUS OH 43215
657 EASTVIEW MALL VICTOR NY 14564	EASTVIEW MALL, LLC	1265 SCOTTSVILLE ROAD ROCHESTER, NY 14624
1200 E COUNTY LINE RD SPACE 243 RIDGELAND MS 39157-1943	NORTHPARK MALL L.P.	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
FRAGOSA AVE SPACE 0156 CAROLINA PR 00979 -3334	PLAZA CAROLINA MALL, L.P.	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
STATE RD 3 KILOMTR 77.7 SP C126 RIO ABAJO PR 360 HUMACAO PR 00791	DDR PALMA REAL LLC SE	DDR PR VENUTRES II LLC 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
9401 WEST COLONIAL DRIVE SPACE 330 OCOEE FL 34761	WEST OAKS MALL	C/O WEST OAKS MALL TRUST 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMIN. DEPT. CHICAGO IL 60606
4325 GLENWOOD AVE RALEIGH NC 27612	CVM HOLDINGS, LLC	MANAGEMENT OFFICE 4325 GLENWOOD AVENUE RALEIGH NC 27612

23191 FASHION DRIVE SUITE 105 ESTERO FL 33928	COCONUT POINT TOWN CENTER LLC	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
A3 MONROEVILLE MALL MONROEVILLE, PA 15146	CBL/MONROEVILLE, L.P.	C/O CBL & ASSOCIATES MGMT. INC MONROEVILLE MALL/ CBL CENTER 2030 HAMILTON PL BLVD SUITE500 CHATTANOOGA TN 37421-6000
6020 E 82ND ST STE 316 INDIANAPOLIS IN 46250-4572	SIMON PROPERTY GROUP LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
16535 SOUTHWEST FREEWAY SUITE 700 SUGAR LAND TX 77479-2325	FIRST COLONY MALL	C/O FIRST COLONY MALL, LLC ATTN: LAW/LEASE ADMINISTRATION DEPARTMENT 110 N. WACKER DRIVE CHICAGO IL 60606
2415 SAGAMORE PKWY SOUTH SPACE F-1 LAFAYETTE IN 47905	SIMON PROPERTY GRP LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON ST INDIANAPOLIS IN 46204-3438
1455 NW 107TH AVENUE SUITE 510 DORAL FL 331722716	MALL AT MIAMI INTERNATIONAL LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
9549 W ATLANTIC BLVD CORAL SPRINGS FL 330716943	CORAL CS-LTD ASSOCIATES	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON ST INDIANAPOLIS IN 46204-3438
9500 S WESTERN AVE SPACE J-3 EVERGREEN PARK IL 60805	EVERGREEN PLAZA ASSOCIATES I, L.P.	C/O THE PROVO GROUP 9730 S. WESTERN AVENUE SUITE 418 EVERGREEN PARK IL 60805
2701 MING AVE SPACE 122 BAKERSFIELD CA 93304	VALLEY PLAZA MALL	BAKERSFIELD MALL LLC ATTN: LAW/LEASE ADMIN. DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
1645 W 49TH STREET SPACE 1340 HIALEAH FL 33012	WESTLAND MALL LLC	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD. 11TH FLOOR LOS ANGELES CA 90025
1130 BAYBROOK MALL FRIENDSWOOD TX 77546	BAYBROOK MALL LP-C/O GENERAL	GROWTH PROPERTIES 110 N WACKER DRIVE CHICAGO IL 60606
6732 PACIFIC BLVD HUNTINGTON PARK CA 90255-4110	6730 PACIFIC BOULEVARD, LLC	619 N. FOOTHILL RD. BEVERLY HILLS CA 90210
50 HOLYOKE STREET PO BOX 10224 HOLYOKE MA 01040	HOLYOKE MALL COMPANY LP	THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202-1078
50 HOLYOKE STREET PO BOX 10224 HOLYOKE MA 01040	HOLYOKE MALL COMPANY LP	THE CLINTON EXCHANGE 5 CLINTON SQUARE SYRACUSE NY 13202-1079
1114 GREEN ACRES MALL SPACE 066A VALLEY STREAM NY 11581-1536	GREEN ACRES MALL, L.L.C.	VORNADO REALTY TRUST ATTN: EXECUTIVE VICE PRESIDENT-RETAIL DIVISION 210 ROUTE 4 EAST PARAMUS NJ 07652
276 MEDLEY CENTRE PKWY ROCHESTER NY 14622	BERSIN PROPERTIES, LLC	285 MEDLEY CENTRE PARKWAY IRONDEQUOIT NY 14622

521 SHANNON MALL UNION CITY GA 302912029	SHANNON MALL INVESTMENTS, LLC	4475 RIVER GREEN PARKWAY, SUITE 100 DULUTH GA 30096
5085 WESTHEIMER ROAD, SUITE 3510 HOUSTON TX 77056	7621 HG GALLERIA I, II, III, LP	C/O SIMON PROPERTY GROUP, L.P. NATIONAL CITY CENTER 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
14600 LAKESIDE CIRCLE SPACE 2096 STERLING HEIGHTS MI 48313	LAKESIDE MALL	LAKESIDE MALL PROPERTY, LLC ATTN: LAW/LEASE ADMIN DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
3710 ROUTE 9, SUITE 2210 FREEHOLD NJ 07728	FREEMALL ASSOCIATES, LLC	LEGAL DEPARTMENT 401 WILSHIRE BLVD STE 700 SANTA MONICA CA 90401
5143 E MONTCLAIR PLAZA LN MONTCLAIR CA 91763-1521	MONTCLAIR PLAZA	C/O MONTCLAIR PLAZA, LLC ATTN: LAW/LEASE ADMIN. DEPT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
1689 ARDEN WAY, SUITE 2172 SACRAMENTO CA 95815	ARDEN FAIR ASSOCIATES LP	MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD,SUITE 700 SANTA MONICA CA 90407
1689 ARDEN WAY, SUITE 2172 SACRAMENTO CA 95815	ARDEN FAIR ASSOCIATES LP	MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD,SUITE 700 SANTA MONICA CA 90407
7400 SAN PEDRO, SUITE 944 SAN ANTONIO TX 78216	NS MALL PROPERTY LP	GENERAL GROWTH PROPERTIES, INC 10275 LITTLE PATUXENT PARKWAY ATT: LAW/LEASING AND OPERATIONS COLUMBIA MD 21044
18000 VERNIER RD SPACE 225 HARPER WOODS MI 48225	NEW EASTLAND MALL DEVELOPER, LLC	AAC MANAGEMENT CORP. 433 FIFTH AVENUE 4TH FLOOR NEW YORK NY 10016
21500 NORTHWESTERN HWY SPACE 240 SOUTHFIELD MI 48075	GP-NORTHLAND CENTER, LLC	C/O JAGER MANAGEMENT, INC. 610 OLD YORK ROAD JENKINTOWN PA 19046
4500 N ORACLE ROAD SPACE 357B TUCSON AZ 85705	GGP-TUCSON MALL LLC	C/O GGP-TUCSON MALL LLC 110 NORTH WACKER DRIVE ATTN: LAW/LEASING DEPARTMENT CHICAGO IL 60606
325 SUN VALLEY MALL SPACE B-213 CONCORD CA 94520	SUNVALLEY SHOPPING CENTER LLC	C/O THE TAUBMAN COMPANY 200 EAST LONG LAKE ROAD, SUITE 300 P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200
9617 N METRO PARKWAY WEST SPACE 1180 PHOENIX AZ 85051	METRORISING AMS OWNER LLC	9617 METRO PARKWAY WEST SUITE 1001 ATTN: CENTER MANAGER PHOENIX AZ 85051
149 ST CLAIR SQUARE FAIRVIEW HEIGHTS IL 62208	ST. CLAIR SQUARE L.P.	CBL & ASSOCIATES MGMT. INC. 2030 HAMILTON PLACE BOULEVARD SUITE 500 CHATTANOOGA, TN 37421-0600

2142 SAINT LOUIS GALLERIA ST. LOUIS, MO 63117	SAINT LOUIS GALLERIA L.L.C.	C/O GENERAL GROWTH PROPERTIES 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO, IL 60606
2142 SAINT LOUIS GALLERIA ST. LOUIS, MO 63117	SAINT LOUIS GALLERIA L.L.C.	C/O GENERAL GROWTH PROPERTIES 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO, IL 60606
272 EAST BROADWAY BLOOMINGTON MN 55425	MOAC MALL HOLDINGS LLC	60 EAST BROADWAY BLOOMINGTON MN 55425-5550
2200 S 10TH ST SPACE H 10 MCALLEN TX 78503	SIMON PROPERTY GROUP (TEXAS) L.P.	M.S. MANAGEMENT ASSOC, INC. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
DE DIEGO EXP & COMERIO AVE BAYAMON PR 00961	DDR RIO HONDO LLC, SE	DEVELOPERS DIVERSIFIED REALTY CORPORATION ATTN: EXECUTIVE VICE PRESIDENT LEASING 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
A4 MONROEVILLE MALL MONROEVILLE PA 15146	CBL/MONROEVILLE, L.P.	C/O CBL & ASSOCIATES MGMT. INC MONROEVILLE MALL/ CBL CENTER 2030 HAMILTON PL BLVD SUITE 500 CHATTANOOGA TN 37421-6000
3030 PLAZA BONITA RD SPACE 2362 NATIONAL CITY CA 91950	PLAZA BONITA LP	C/O WESTFIELD CORPORATION 11601 WILSHIRE BOULEVARD, 12TH FLOOR LOS ANGELES CA 90025
320 NORTHWEST PLAZA ST. ANN MO 63074	NW PLAZA OWNER LLC	SOMERA CAPITAL MGMT, LLC 115 WEST CANON PERDIDO STREET SANTA BARBARA CA 93101
320 NORTHWEST PLAZA ST. ANN MO 63074	NW PLAZA OWNER LLC	SOMERA CAPITAL MGMT, LLC 116 WEST CANON PERDIDO STREET SANTA BARBARA CA 93102
23000 EUREKA ROAD SPACE D-21 TAYLOR MI 48180	SOUTHLAND CENTER	SOUTHALND CENTER, LLC ATTN: LAW/LEASE ADMIN DEPT 110 N. WACKER DRIVE CHICAGO IL 60606
315 N TELEGRAPH RD SUITE 146 WATERFORD MI 48328	WADED, LLC	SUMMIT PLACE MALL MANAGEMENT OFFICE 315 N. TELEGRAPH ROAD WATERFORD MI 48328
7601 S CICERO AVE CHICAGO IL 60652	EGI PROPERTIES, LLC	TWO NORTH RIVERSIDE PLAZA,SUITE 600 CHICAGO IL 60606-2689
1200 E COUNTY LINE RD SPACE 320 RIDGELAND MS 391571944	NORTHPARK MALL L.P.	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
1200 E COUNTY LINE RD SPACE 320 RIDGELAND MS 391571944	NORTHPARK MALL L.P.	SIMON PROPERTY GROUP 226 WEST WASHINGTON STREET INDIANAPOLIS IN 46205
11110 MALL CIRCLE SPACE N-04 WALDORF MD 20603	CHARLES MALL COMPANY LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
22500 TOWN CIRCLE SPACE 2172 MORENO VALLEY CA 92553	GGP-MORENO VALLEY, INC.	MORENO VALLEY MALL C/O GGP-MORENO VALLEY INC. 110 N. WACKER DR. CHICAGO IL 60606

5488 S PADRE ISLAND DR, SUITE 1610 CORPUS CHRISTI TX 78411	CORPUS CHRISTI RETAIL VENTURE, LP	C/O TRADEMARK PROPERTY CO. ATTN: FRED WALTERS @ LA PALMERA 5488 SOUTH PADRES ISLAND DRIVE CORPUS CHRISTI TX 78411
651 KAPKOWSKI ROAD SPACE 1432 ELIZABETH NJ 07201	JG ELIZABETH, LLC	C/O GLIMCHER PROPERTIES LIMITED PARTNERSHIP ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
2200 EASTRIDGE LOOP SPACE 1093 SAN JOSE CA 95122	EASTRIDGE SHOPPING CENTER, LLC	EASTRIDGE MALL 110 N. WACKER DRIVE CHICAGO IL 60606
5065 MAIN STREET TRUMBULL CT 06611	TRUMBULL SHOPPING CENTER#2 LLC	C/O WESTFIELD CORPORATION INC. 11601 WILSHIRE BOULEVARD, 12TH FLOOR LOS ANGELES CA 90025
2245 HILLTOP MALL ROAD RICHMOND CA 94806	RICHMOND ASSOCIATES LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
90-15 QUEENS BLVD SPACE 1089 ELMHURST NY 11373	MACERICH QUEENS EXPANSION, LLC	C/O MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD. SUITE 700 SANTA MONICA CA 90407
6601 NEWBERRY RD, SUITE L-1 GAINESVILLE FL 32605	OAKS MALL GAINSVILLE LP	C/O GENERAL GROWTH PROPERTIES INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606
2050 PONCE BY PASS SPACE 283 PONCE PR 00717	PLAZA DEL CARIBE, S.E.	P.O. BOX 363268 SAN JUAN PR 00936-3268
6002 SLIDE RD SPACE K-05, BOX 68465 LUBBOCK TX 79414	MACERICH LUBBOCK LIMITED PARTNERSHIP	MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BOULEVARD, STE 700 SANTA MONICA CA 90401
3295 SOUTH LINDEN ROAD SPACE 980 FLINT MI 48507	GENESEE VALLEY PARTNERS LP	ATTN: ASSET MANAGER-GENESEE 124 JOHNSON FERRY ROAD ATLANTA GA 30328
1179 GLENDALE GALLERIA GLENDALE CA 91210	GLENDALE I MALL ASSOCIATES, LLC	C/O GLENDALE GALLERIA MANAGEMENT OFFICE 2148 GLENDALE GALLERIA GLENDALE CA 91210
1137 METROCENTER JACKSON MS 39209	JACKSON METROCENTER MALL LTD.	CANNON COMMERCIAL RE: METROCENTER MALL 10850 WILSHIRE BLVD. STE 1050 LOS ANGELES CA 90024
5725 JOHNSTON ST BOX 2102 LAFAYETTE LA 70503	ACADIANA MALL CMBS, LLC	C/O CBL & ASSOCIATES MGMT, INC., SUITE 500 - CBL CENTER 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421
5725 JOHNSTON ST BOX 2102 LAFAYETTE LA 70503	ACADIANA MALL CMBS, LLC	C/O CBL & ASSOCIATES MGMT, INC. SUITE 500 - CBL CENTER 2031 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37422
10202 E WASHINGTON STREET INDIANAPOLIS IN 46229	WASHINGTON SQUARE MALL, LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204

21712 HAWTHORNE BLVD SPACE 255 TORRANCE CA 90503	DEL AMO FASHION CENTER OPERATING COMPANY, LLC	C/O MILLS SERVICES CORP. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
1750 DEPTFORD CTR RD SPACE 1232 DEPTFORD NJ 08096	MACERICH DEPTFORD, LLC	DEPTFORD MALL 1750 DEPTFORD CENTER ROAD DEPTFORD NJ 08096
7501 W CERMAK ROAD SPACE L3 NORTH RIVERSIDE IL 60546	NORTH RIVERSIDE PARK ASSOC. LLC	MALL MANAGEMENT 7501 WEST CERMAK ROAD NORTH RIVERSIDE IL 60546
456 WOODBRIDGE CENTER DR WOODBRIDGE NJ 07095	WOODBRIDGE CENTER PROPERTY, LLC	C/O GENERAL GROWTH PROPERTIES, INC. COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
12300 NORTH FREEWAY, SUITE 350 HOUSTON TX 77060	GPM HOUSTON PROPERTIES, LTD.	12300 NORTH FREEWAY, SUITE 208 HOUSTON TX 77060
598 W 14 MILE RD TROY MI 48083	URBANCAL OAKLAND MALL, LLC	URBAN RETAIL PROPERTIES LLC ATTN: LEN W. TOBIASKI 900 NORTH MICHIGAN AVENUE, SUITE 900 CHICAGO IL 60611
1500 APALACHEE PARKWAY SPACE 2395 TALLAHASSEE FL 32301	GOVERNOR’S SQUARE	C/O TALLAHASSEE ASSOCIATES 110 N. WACKER DR. CHICAGO IL 60606
6001 AIRPORT BLVD SPACE 1210 AUSTIN TX 78752	HIGHLAND MALL	C/O HIGHLAND MALL LIMITED PARTNERSHIP ATTN: LAW/LEASE ADMINISTRATION DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
FRAGOSA AVE SPACE 151 CAROLINA PR 00979-3334	PLAZA CAROLINA MALL, L.P.	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
30-244 MALL DRIVE W JERSEY CITY NJ 07310	NC MALL ASSOCIATES C/O MS	MANAGEMENT ASSOCIATES, INC. C/O SIMON PROPERTY GROUP 225W WASHINGTON STREET INDIANAPOLIS IN 46204
4403 BLACK HORSE PIKE, UITE 226 MAYS LANDING NJ 08330	HAMILTON MALL, LLC	C/O KRAVCO COMPANY 234 MALL BOULEVARD KING OF PRUSSIA PA 19406
44 RIVER OAKS CENTER SPACE C 32 CALUMET CITY IL 60409	FOX VALLEY/RIVER OAKS PARTNERSHIP	M.S. MANAGEMENT ASSOCIATES INC. NATIONAL CITY CENTER 225 W WASHINGTON INDIANAPOLIS IN 46204
44 RIVER OAKS CENTER SPACE C 32 CALUMET CITY IL 60409	FOX VALLEY/RIVER OAKS PARTNERSHIP	M.S. MANAGEMENT ASSOCIATES INC. NATIONAL CITY CENTER 225 W WASHINGTON INDIANAPOLIS IN 46204
3320 US HWY 1 UNIT 166 LAWRENCEVILLE NJ 08648	LAWRENCE ASSOCIATES	C/O KRAVCO COMPANY 234 MALL BOULEVARD P.O. BOX 1528 KING OF PRUSSIA PA 19406
401 BISCAYNE BLVD SPACE N245 MIAMI FL 33132-1977	BAYSIDE CENTER LP	C/O GENERAL GROWTH PROPERTIES INC COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044

1000 RIVERGATE PARKWAY SUITE 1935 GOODLETTSVILLE TN 37072	RIVERGATE MALL LIMITED PARTNERSHIP	CBL & ASSOCIATES PROPERTIES CBL CENTER 2030 HAMILTON PLACE BLVD. SUITE 500 CHATTANOOGA TN 37421-6000
1000 RIVERGATE PARKWAY SUITE 1935 GOODLETTSVILLE TN 37072	RIVERGATE MALL LIMITED PARTNERSHIP	CBL & ASSOCIATES PROPERTIES CBL CENTER 2030 HAMILTON PLACE BLVD. SUITE 500 CHATTANOOGA TN 37421-6000
15364 GRAND RIVER AVE DETROIT MI 48227	TAE GUN LEE	LAW OFFICES OF H. WOLKIND 30833 NORTHWESTERN HIGHWAY SUITE 121 FARMINGTON HILLS MI 48334
1350 TRAVIS BLVD SPACE Z-19 FAIRFIELD CA 94533	SOLANO MALL LP	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD., 11TH FLR ATTN: LEGAL DEPT. LOS ANGELES CA 90025
2300 E LINCOLN HWY SPACE 2043 LANGHORNE PA 19047	LINCOLN PLAZA ASSOCIATES	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
121 SHARPSTOWN CENTER HOUSTON TX 77036-5054	RAIT SHARPSTOWN LLC	7500 BELLAIRE BLVD., SUITE 201 HOUSTON TX 77036
5662 W SAGINAW HWY LANSING MI 48917	LANSING MALL	C/O LANSING MALL LP 110 N. WACKER DR. CHICAGO IL 60606
1400 WILLOWBROOK BLVD SPACE 2020 WAYNE NJ 07470	WILLOWBROOK	WILLOWBROOK MALL, LLC ATTN: LAW/LEASE ADMIN. DEPT. 110 N.WACKER DRIVE CHICAGO IL 60606
1305 NE 163RD ST SPACE 1352 NORTH MIAMI BEACH, FL 33162	ERT 163RD ST. MALL, LLC	C/O CENTRO PROPERTIES GROUP 420 LEXINGTON AVENUE, 7TH FLOOR NEW YORK NY 10170
700 HAYWOOD RD GREENVILLE SC 29607	BELLWETHER PROPERTIES OF SOUTH CAROLINA, LP	M.S. MANAGEMENT ASSOCIATES, ONCE NATIONAL CITY CENTER 115 W. WASHINGTON STREET INDIANAPOLIS IN 46204
3001 KNOXVILLE CENTER DR SUITE 2273 KNOXVILLE TN 37924	KNOXVILLE CENTER, L.L.C.	C/O M.S. MANAGEMENT ASSOCIATES INC. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
3450 WRIGHTSBORO RD SUITE 1185 AUGUSTA GA 30909-0545	AUGUSTA MALL PARTNERSHIP	GENERAL GROWTH PROPERTIES, INC. 10275 LITTLE PATUXENT PKWY ATTN: LAW/LEASING AND OPERATIONS COLUMBIA MD 21044-3456
5161 KINGS PLAZA BROOKLYN NY 11234	ALEXANDER’S KINGS PLAZA, LLC	C/O VORNADO REALTY TRUST 210 ROUTE 4 EAST ATTN: EXECUTIVE VICE PRESIDENT-RETAIL DIVISION PARAMUS NJ 07652
3700 ATLANTA HWY ATHENS GA 30606	GEORGIA SQUARE PARTNERSHIP	C/O CBL & ASSOCIATES MGMT, INC. CBL CENTER, SUITE 500 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421-6000
3661 EISENHOWER PKWY PO BOX 25223 MACON GA 31206	MACON MALL LLC	C/O JONES LANG LASALLE AMERICAS, INC 3344 PEACHTREE ROAD NE, STE 1200 ATTN: PRESIDENT & CEO, RETAIL ATLANTA GA 30326

1401 W ESPLANADE AVE, SUITE 508 KENNER LA 70065	ESPLANADE MALL L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
1401 W ESPLANADE AVE, SUITE 508 KENNER LA 70065	ESPLANADE MALL L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
4801 OUTER LOOP ROAD LOUISVILLE KY 40219	JEFFERSON MALL COMPANY II, LLC	CBL & ASSOCIATES MGMT, INC CBL CENTER CENTER, SUITE 500 2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421
1945 SOUTHLAKE MALL SPACE DL-432 MERRILLVILLE IN 46410	SOUTHLAKE INDIANA LLC	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD, 11TH FLOOR LOS ANGELES CA 90025
1945 SOUTHLAKE MALL SPACE DL-432 MERRILLVILLE IN 46410	SOUTHLAKE INDIANA LLC	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD, 11TH FLOOR LOS ANGELES CA 90025
2021 N HIGHLAND AVE JACKSON TN 38305	OLD HICKORY MALL VENTURE II, LLC	C/O CBL & ASSOCIATES MANAGEMENT, INC SUITE 500-CBL CENTER 2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421
2150 NORTHWOODS BLVD, UNIT F-40 NORTH CHARLESTON SC 29406	NORTH CHARLESTON JOINT VENTURE II, LLC	CBL & ASSOCIATES MGMT. INC. NORTHWOODS MALL OFFICE 2150 NORTHWOODS BLVD UNIT #60 CHATTANOOGA TN 37421-6000
3849 S DELSEA DRIVE, SUITE F24 VINELAND NJ 08360	C/O PREIT SERVICES, LLC	ATTN: GENERAL COUNSEL THE BELLEVUE - 3RD FLOOR 200 SOUTH BROAD STREET PHILADELPHIA PA 19102
1094 EASTDALE MALL SPACE D-5 MONTGOMERY AL 36117	EASTDALE MALL, LLC	C/O ARONOV REALTY MGMT. INC. 3500 EASTERN BOULEVARD ATTN: LEGAL DEPARTMENT MONTGOMERY AL 36116-1781
4201 COLDWATER ROAD SPACE M09 FORT WAYNE IN 46805	GGP-GLENBROOK LLC	C/O GENERAL GROWTH 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMIN CHICAGO IL 60606
4201 COLDWATER ROAD SPACE M09 FORT WAYNE IN 46805	GGP-GLENBROOK LLC	C/O GENERAL GROWTH 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMIN CHICAGO IL 60606
400 W PRIEN LAKE ROAD LAKE CHARLES LA 70601	SPG PRIEN, LLC	SIMON PROPERTY GROUP LP MS MANAGEMENT ASSOCIATES INC 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
9301 TAMPA AVENUE, SUITE 157 NORTHRIDGE CA 91324	NORTHRIDGE FASHION CENTER	U.K.-AMERICAN PROPERTIES, INC. 110 N. WACKER DRIVE ATTN: LAW/LEASE ADMIN DEPT CHICAGO IL 60606
3535 MILITARY AVE SUITE 179 ISABELA PR 00662	DDR ISABELA LLC SE	DDR PR VENTURES II LLC 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122

921 EASTCHESTER DRIVE SUITE 2070 HIGH POINT NC 27262	HIGH POINT DEVELOPMENT LIMITED PARTNERSHIP	CBL & ASSOCIATES PROPERTIES, INC. CBL CENTER 2030 HAMILTON PLACE BLVD. SUITE 500 CHATTANOOGA TN 37421-6000
AVENIDA LOS ROMEROS #9410 SAN JUAN PR 00926	VORNADO MONTEHIEDRA ACQUISITIONS L.P.	VORNADO REALTY TRUST ATTN: EXECUTIVE VICE PRESIDENT, RETAIL 888 SEVENTH AVENUE NEW YORK NY 10019
MARTINEZ NADAL AVENUE GUAYNABO PR 00969	BPP RETAIL PROPERTIES, LLC	LOS JARDINES SHOPPING CENTER 130 MARGINAL STREET SUITE 300 GUAYNABO PR 00969-3470
3131 MANCHESTER EXPRESSWY, SUITE 16 COLUMBUS GA 31909	PEACHTREE MALL, LLC	C/O GENERAL GROWTH 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
20505 SOUTH DIXIE HWY SPACE 1785 CUTLER BAY FL 33189	SOUTHLAND MALL PROPERTIES, LLC	GUMBERG ASSET MGMT CORP 3200 NORTH FEDERAL HIGHWAY FT LAUDERDALE FL 33306
19121 LIVERNOIS DETROIT MI 48221	RAFFI DERBABIAN	4572 BRIGHTMORE COURT BLOOMFIELD HILLS MI 48302
4999 OLD ORCHARD CTR, SUITE A25 SKOKIE IL 60077-4721	OLD ORCHARD URBAN LIMITED PARTNERSHIP	LASALLE BANK NATIONAL ASSOCIATION 11601 WILSHIRE BLVD., 12TH FLOOR LOS ANGELES CA 90025
125 WESTCHESTER AVE SPACE 3110A WHITE PLAINS NY 10601	4676 WESTCHESTER MALL LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
#33 CAGUAS PR 00725-3655	GRAND STORE CORPORATION	DR. VEVE STREET, #127 BAYAMON PR 00961
STREET 106 RIO PIEDRAS PR 00925	KANAR, S.E.	72 PONCE STREET SAN JUAN PR 00917
2700 POTOMAC MILLS CIRCLE, SUITE 215 WOODBRIDGE VA 22192-4653	MALL AT POTOMAC MILLS LLC	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
364 PITTSBURGH MILLS CIRL TARENTUM PA 15084-3837	PITTSBURGH MILLS LIMITED PARTNERSHIP	DBA THE GALLERIA @ PITTSBURGH MILLS C/O ZAMIAS SVCS ATTN: SAMUEL ZAMIAS 300 MARKET STREET JOHNSTOWN PA 15901
1201 LAKE WOODLANDS DR SPACE 1014 THE WOODLANDS TX 77380-5001	THE WOODLANDS MALL ASSOCIATES	C/O GENERAL GROWTH MGMT., INC. 110 NORTH WACKER DRIVE ATTN: SR. VICE PRESIDENT-MGMT. CHICAGO IL 60606
421 BUSH RIVER ROAD UNIT 152 COLUMBIA SC 29210-7349	DUTCH SQUARE LLC.	C/O PHILLIPS, EDISON & COMPANY 11501 NORTHLAKE DRIVE CINCINNATI OH 45249
475 CEDAR SAGE DRIVE SPACE J11 GARLAND TX 75040	SIMON PROPERTY GROUP (TEXAS), LP	MS MANAGEMENT ASSOCIATES INC NATIONAL CITY CENTER 225 W WASHINGTON INDIANAPOLIS IN 46204
226 TOWNE CENTER CIRCLE SANFORD FL 32771	SEMINOLE TOWNE CENTER L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
9427 JOS CAMPAU STREET HAMTRAMCK MI 48212-3435	PROGRESSIVE POLETOWN PROP.	P.O. BOX 12429 HAMTRAMCK MI 48212
3265 W MARKET STREET SPACE 130 FAIRLAWN OH 44333	MALL AT SUMMIT, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204

1201 BROADWAY DRIVE SPACE 217 UPPER LEVEL SAUGUS MA 01906	MAYFLOWER SQUARE ONE, LLC	C/O SIMON PROPERTY GROUP, L.P. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
5000 KATY MILLS CIRCLE SUITE 606 KATY TX 77494-4418	KATY MILLS MALL LIMITED PARTNERSHIP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
619 EAST BOUGHTON ROAD SUITE 110, SPACE 275 BOLINGBROOK IL 60440	FC JANES PARK, LLC	TERMINAL TOWER 50 PUBLIC SQUARE SUITE 1360 CLEVELAND OH 44113-2267
674 CINCINNATI MILLS DR CINCINNATI OH 45240	CINCINNATI MILLS, LLC	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
1300 WEST SUNSET RD SUITE 2309 HENDERSON NV 89014	RANCH CENTER ASSOCIATES LIMITE	D PARTNERSHIP/A NEVADA LIMITED PARTNERSHIP/TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1100 CLEVELAND OH 44113-2267
5870 EAST BROADWAY BLVD SPACE 338 TUCSON AZ 85711	PARK PLACE MALL	PARK MALL LLC 110 N. WACKER DRIVE CHICAGO IL 60606
5870 EAST BROADWAY BLVD SPACE 338 TUCSON AZ 85711	PARK PLACE MALL	PARK MALL LLC 110 N. WACKER DRIVE CHICAGO IL 60606
901 MARKET STREET SPACE 4205 PHILADELPHIA PA 19107	PR GALLERY I LIMITED	PARTNESHIP C/O PREIT 200 SOUTH BROAD STREET,3RD FL PHILADELPHIA PA 19102
5065 MAIN STREET SPACE 304 TRUMBULL CT 06611	TRUMBULL SHOPPING CENTER#2 LLC	C/O WESTFIELD CORPORATION INC. 11601 WILSHIRE BOULEVARD 12TH FLOOR LOS ANGELES CA 90025
5065 MAIN STREET SPACE 304 TRUMBULL CT 06611	TRUMBULL SHOPPING CENTER#2 LLC	C/O WESTFIELD CORPORATION INC. 11601 WILSHIRE BOULEVARD 12TH FLOOR LOS ANGELES CA 90025
8640 PULASKI HWY SPACE 134 ROSEDALE MD 21237	GOLDEN RING II, LLC	1919 WEST STREET, SUITE 100 ANNAPOLIS MD21401
3451 S DOGWOOD AVENUE SPACE 1464 EL CENTRO CA 92243	IMPERIAL VALLEY MALL II, LP	CBL & ASSOCIATES MANAGEMENT, INC. CBL CENTER, SUITE 500 2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421
1150 EL CAMINO REAL, SUITE 113 SAN BRUNO CA 94066-2421	TANFORAN PARK SHOPPING CENTER LLC	WATTSON BREEVAST 3600 BIRCH STREET, SUITE 250 NEWPORT BEACH CA 92660
1000 TURTLECREEK DRIVE, SUITE 250 HATTIESBURG MS 39402	TURTLE CREEK L.P.	C/O CBL & ASSOCIATES MGMT INC. 2030 HAMILTON PLACE BLVD. 500 CHATTANOOGA TN 37421-6000
7273 WEST ALASKA DRIVE LAKEWOOD CO 80226	BELMAR MAINSTREET HOLDINGS I, LLC	1430 WYNKOOP STREET, SUITE 100 DENVER CO 80202
541 BROADWAY NEW YORK NY 10012-4431	FOSSIL STORES I INC	ANN PANEK 2280 NORTH GREENVILLE AVENUE RICHARDSON TX 75082

1206 S 17TH STREET SPACE B6A KOKOMO IN 46902	MARKLAND MALL, LLC	M.S. MANAGEMENT ASSOCIATES INC. 225 WEST WASHINGTON ST INDIANAPOLIS IN 46204
651 KAPKOWSKI ROAD SPACE 2442 ELIZABETH NJ 07201-2923	JG ELIZABETH, LLC	C/O GLIMCHER PROPERTIES LIMITED PARTNERSHIP ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
2529 MAIN STREET, SUITE 119 UNION GAP WA 98903-1691	VALLEY MALL, L.L.C.	C/O CENTERCAL PROPERTIES, LLC 7455 SW BRIDGEPORT ROAD, SUITE # 205 TIGARD OR 97224
2284 KALAKAUA AVENUE SPACE C-130 HONOLULU HI 96815	HI 120 DEVELOPMENT, INC.	COLLIERS MONROE FRIEDLANDER PO BOX 257 HONOLULU HI 96809
2284 KALAKAUA AVENUE SPACE C-130 HONOLULU HI 96815	HI 120 DEVELOPMENT, INC.	COLLIERS MONROE FRIEDLANDER PO BOX 257 HONOLULU HI 96809
1445 WEST SOUTHERN AVENUE, SUITE 1114 MESA AZ 85202-4871	MACERICH FIESTA MALL, LLC	1445 WEST SOUTHERN AVENUE, SUITE 2104 ATTN: SHEILA HUNTER PHOENIX AZ 85202
1445 WEST SOUTHERN AVENUE, SUITE 1114 MESA AZ 85202-4871	MACERICH FIESTA MALL, LLC	1445 WEST SOUTHERN AVENUE, SUITE 2104 ATTN: SHEILA HUNTER PHOENIX AZ 85202
1445 WEST SOUTHERN AVENUE, SUITE 1114 MESA AZ 85202-4871	MACERICH FIESTA MALL, LLC	1445 WEST SOUTHERN AVENUE, SUITE 2104 ATTN: SHEILA HUNTER PHOENIX AZ 85202
1665 STATE HILL ROAD SPACE A-11 WYOMISSING PA 19610	BERKSHIRE MALL, LLC	P.O. BOX 7189 4737 CONCORD PIKE WILMINGTON DE 19803
1445 VOORHEES TOWN CENTER VOORHEES NJ 08043-1905	PR ECHELON LIMITED PARTNERSHIP	C/O PREIT 200 SOUTH BROAD STREET, 3RD FL ATTN:BRUCE GOLDMAN,ESQUIRE PHILADELPHIA PA 19102
11444 S HALSTED AVE SPACE 51 CHICAGO IL 60628	115TH MINI MART INC.	11444 SOUTH HALSTEAD CHICAGO IL 60628
3701 SOUTH MAIN STREET SPACE 200 ELKHART IN 46517	CONCORD MALL PROPERTIES, LTD.	MALL MANAGEMENT OFFICE 3701 SOUTH MAIN STREET ELKHART IN 46517
120 GREAT NORTHERN BLVD NORTH OLMSTED OH 44070	WEA GREAT NORTHERN MALL, LLC.	C/O WESTFIELD LLC 11601 WILSHIRE BLVD., 12TH FLR ATTN: LEASE ADMINISTRATION LOS ANGELES CA 90025
2415 SAGAMORE PKWY SOUTH SPACE B-5 LAFAYETTE IN 47905	SIMON PROPERTY GRP LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON ST INDIANAPOLIS IN 46204-3438
14849 DIXIE HIGHWAY HARVEY IL 60426	MIDWEST BANK AND TRUST COMPANY	1604 W. COLONIAL PARKWAY INVERNESS IL 60067
2650 N NARRAGANSETT AVE, SUITE C9-C10 CHICAGO IL 60639-1030	INLAND US MANAGEMENT LLC/BLDG.	ATTN: ROBERT LEAHY 2901 BUTTERFIELD ROAD OAK BROOK IL 60523
408 WEST LIBERTY ST SPACE 155 LOUISVILLE KY 40202-3010	LOUISVILLE GALLERIA, LLC	C/O THE CORDISH COMPANY 601 E. PRATT STREET, 6TH FLOOR BALTIMORE MD 21202

8111 CONCORD MILLS BLVD SUITE 636 CONCORD NC 28027-6496	CONCORD MILLS MALL LIMITED PARTNERSHIP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
9200-158 STONY POINT PKY RICHMOND VA 23235	STONY POINT ASSOCIATES LLC	200 EAST LONG LAKE ROAD P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200
14060 CEDAR ROAD, SUITE 180 UNIVERSITY HEIGHTS OH 44118	INLAND WESTERN UNIVERSITY HEIGHTS UNIVERSITY SQUARE LLC	2901 BUTTERFIELD ROAD OAK BROOK IL 60523
3300 LEHIGH STREET ALLENTOWN PA 18103	PR FINANCING LIMITED	PARTNERSHIP C/O PREIT SERVICES, LLC 200 SOUTH BROAD ST.,3RD FLOOR PHILADELPHIA PA 19102
319 BRANDON TOWN CENTER BRANDON FL 33511-4723	BRANDON SHOPPING CENTER PARTNERS, LTD	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BLVD, FLOOR 12 ATTN: LEASE ADMINISTRATION LOS ANGELES CA 90025
400 BALD HILL ROAD, SUITE 158 WARWICK RI 02886	WARWICK MALL L.L.C.	C/O BLISS PROPERTIES, INC. P.O. BOX 2513 PROVIDENCE RI 02906-0513
545 DOWNTOWN PLAZA, SUITE 2084 SACRAMENTO CA 95814	DOWNTOWN PLAZA LLC	11601 WILSHIRE BLVD, 12TH FLOOR LOS ANGELES CA 90025
545 DOWNTOWN PLAZA, SUITE 2084 SACRAMENTO CA 95814	DOWNTOWN PLAZA LLC	11602 WILSHIRE BLVD, 13TH FLOOR LOS ANGELES CA 90026
9493 COLERAIN AVE SPACE 148 CINCINNATI OH 45251	FMP NORTHGATE LLC	BRANDYWINE R/E MANAGEMENT SERVICES CORP. ATTN: LEASING DEPT. 2 PONDS EDGE DRIVE CHADDS FORD PA 19317
211-39 26TH AVE BAYSIDE NY 11360	CORD MEYER DEVELOPMENT LLC	111-15 QUEENS BLVD FOREST HILLS NY 11375
2727 FAIRFIELD COMMONS BL SPACE E-249 BEAVER CREEK OH 45431-5773	MFC BEAVERCREEK, LLC	C/O GLIMCHER PROPERTIES LIMITED PARTNERSHIP ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
7700 W ARROWHEAD TWN CTR SUITE 2055 GLENDALE AZ 85308-8659	NEW RIVER ASSOCIATES	MACERICH COMPANY PO BOX 2172 401 WILSHIRE BOULEVARD, STE 700 SANTA MONICA CA 90407
1090 SOUTHCENTER MALL TUKWILA WA 98188-2823	WEA SOUTHCENTER LLC	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BLVD, 12TH FLOOR LEGAL DEPARTMENT LOS ANGELES CA 90025
1960 E EIGHT MILE ROAD DETROIT MI 48234	BELMONT SHOPPING CENTER LLC	C/O PETZOLD ENTERPRISES 20630 HARPER AVENUE SUITE 107 HARPER WOODS MI 48225
207 THE MALL AT STEAMTOWN SCRANTON PA 18503	STEAMTOWN MALL PARTNERS, L.P.	C/O PRIZM ASSET MANAGEMENT CO. 4500 PERKIOMEN AVENUE READING PA 19606
3501 N GRANVILLE AVE MUNCIE IN 47303	SIMON PROPERTY GROUP LP	115 WEST WASHINGTON ST INDIANAPOLIS IN 46204
SPACE 00001 DORADO PR 00646	BPP RETAIL PROPERTIES LLC	130 MARGINAL STREET, SUITE 300 GUAYNABO PR 00969-3470

3850 MYSTIC VALLEY PKWY MEDFORD MA 02155	MEDFORD ASSOCIATES LIMITED	PARTNERSHIP C/O URBAN RETAIL PROPERTIES CO 900 N. MICHIGAN AVE,STE 1500 CHICAGO IL 60611
3200 N FEDERAL HIGHWAY SPACE 170 FORT LAUDERDALE FL 33306	STANLEY R. GUMBERG	C/O GUMBERG ASSET MANAGEMENT CORP., AGENT 3200 N. FEDERAL HIGHWAY FT. LAUDERDALE FL 33306
3218 W CHICAGO AVE, SUITE 215 CHICAGO IL 60651	CHICAGO & KEDZIE L.L.C.	C/O MANTANKY REALTY GROUP 200 N LASALLE ST SUITE 2350 CHICAGO IL 60601-1044
3900 WEST MADISON BLVD, SUITE 2 CHICAGO IL 60624-2354	WEST MADISON PROPERTIES, LLC	P.O. BOX 159 115 S. WILKE - SUITE 200 ARLINGTON HEIGHTS IL 60006-0159
5800 N BAYSHORE DRIVE, SUITE A103 GLENDALE WI 53217-4552	BAYSHORE TOWN CENTER, LLC.	C/O STEINER AND ASSOCIATES, INC 4016 TOWNSFAIR WAY, SUITE 201 ATT:LEASING ADMINISTRATION COLUMBUS OH 43219
832 CHAPEL STREET NEW HAVEN CT 06510-3002	MID BLOCK DEVELOPMENT LLC	41 TRUMBELL STREET NEW HAVEN CT 06510
2390 CHESTNUT STREET, , SUITE B8 ORANGEBURG SC 29115	PRINCE OF ORANGE, LLC	HULL STOREY RETAIL GROUP, LLC 1190 INTERSTATE PARKWAY AUGUSTA GA 30909
11401 PINES BLVD, SUITE 260 PEMBROKE PINES FL 33026	PEMBROKE LAKES MALL LTD	C/O GENERAL GROWTH PROPERTIES 110 NORTH WACKER DRIVE ATTN: KATHY FABRE CHICAGO IL 60606
150 EAST 42ND STREET NEW YORK NY 10017	HIRO REAL ESTATE CO	C/O CB RICHARD ELLIS 200 PARK AVENUE, 16TH FLOOR NEW YORK NY 10166
511 VALLEY MALL PARKWAY SPACE B-10 EAST WENATCHEE WA 98802	VCG-WENATCHEE VALLEY MALL, LLC	ATTN: EXECUTIVE VICE PRESIDENT, OPERATIONS 11611 SAN VICENTE BOULEVARD, SUITE 1000 LOS ANGELES CA 90049
3508 VILLAGE COURT GARY IN 46408	GATEWAY ARTHUR, INC.	C/O EMMES ASSET MANAGEMENT CO., LLC 420 LEXINGTON AVENUE, SUITE 900 NEW YORK NY 10170
663 STILLWATER AVE SPACE 1100 BANGOR ME 04401	BANGOR MALL LLC	C/O KRAVCO SIMON COMPANY 234 MALL BOULEVARD P.O. BOX 1528 KING OF PRUSSIA PA 19406
5001 EAST EXPRESSWAY 83, SUITE 730 MERCEDES TX 785709409	CPG MERCEDES, L.P.	C/O CHELSEA PROPERTY GROUP ATTN: DIRECTOR OF LEASE ADMINISTRATION 105 EISENHOWER PARKWAY ROSELAND NJ 07068
820 K CAPITAL CENTRE BLVD UPPER MARLBORO MD 20774-4817	CAPITAL CENTRE, LLC	C/O INLAND NORTHWEST MANAGEMENT CORP. 6564 REISTERSTOWN ROAD BALTIMORE MD 21215
266 W MARIPOSA NOGALES AZ 85621	MARIPOSA SHOPPING CENTER, LP	C/O COMMPROS, INC. 1401 QUAIL STREET, SUITE 105 NEWPORT BEACH CA 92660
13 PASEO ATOCHA PONCE PR 00730-3754	MR. MIGUAL A. MONTALVO	5208 HILLVIEW LANE ORLANDO FL 32819-3854

CARRETERA #2 KM 126 AGUADILLA PR 00603	LUAN INVESTMENT, SE	C/O COMMERCIAL CENTERS MANAGEMENT, INC. PO BOX 362983 SAN JUAN PR 00936-2983
26 A E ST CHARLOTTE AMALI ST. THOMAS VI 00802	TUTU PARK LIMITED	C/O TUTU PARK MALL 4605 TUTU PARK MALL, STE 254 ST. THOMAS VI 00802-1736
150 CARR 940, SUITE 110 FAJARDO PR 00738-3632	DDR FAJARDO LLC SE	C/O DDR PR VENTURES II LLC 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
1530 BROADWAY NEW YORK NY 10036-4002	44-45 BROADWAY REALTY CO.	C/O BOW TIE PARTNERS 1530 BROADWAY ATTN: BEN MOSS NEW YORK NY 10036
10101 BROOK ROAD SPACE 320 GLEN ALLEN VA 23059	NORTH PARK ASSOCIATES, L.P.	SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
201 E MAGNOLIA BLVD SPACE 268 BURBANK CA 91501	BURBANK MALL ASSOCIATES, LLC	C/O CROWN REALTY & DEV. CORP. 18201 VON KARMAN AVENUE, SUITE 950 IRVINE CA 92612
2500 N MAYFAIR RD SPACE 200 WAUWATOSA WI 53226	MAYFAIR MALL	C/O MAYFAIR PROPERTY INC. 110 NORTH WACKER ATTN: LAW/LEASE ADMIN. DEPT. CHICAGO IL 60606
901 US HWY 27 NORTH SPACE 36 SEBRING FL 33870	LAKESHORE/SEBRING L.P.	CBL & ASSOC. PROPERTIES, INC. 2030 HAMILTON PLACE BOULEVARD, SUITE 500 CHATTANOOGA TN 37421-6000
150 PEABODY PLACE, SUITE 131 MEMPHIS TN 381033729	PEABODY PLACE CENTRE GP	BELZ ENTERPRISES 100 PEABODY PLACE, SUITE 1400 MEMPHIS TN 38103
3275 LAKESHORE AVE OAKLAND CA 94610	LAKESHORE AVENUE COMMERCIAL	C/O ECLIPSE PROPERTY MANAGEMENT 1001 MARINA VILLAGE PARKWAY, STE.115 ALAMEDA CA 94501
1329 S YUMA PALMS PKWY, SUITE F10 YUMA AZ 85365-1713	YUMA PALMS 1031, LLC	2901 BUTTERFIELD ROAD OAK BROOK IL 60523
364 SOUTH HILLS VILLAGE PITTSBURGH PA 15241	SOUTH HILLS VILLAGE ASSOCIATES, L.P.	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
15A LAUREL MALL HAZELTON PA 18201	LAUREL MALL LP	MOSES MIZRAHI 199 LEE AVENUE, SUITE 185 BROOKLYN NY 11211
3401 NICHOLASVILLE ROAD, SUITE 108 LEXINGTON KY 40503	LEXINGTON JOINT VENTURE	C/O CBL & ASSOCIATES MGMT. INC 2030 HAMILTON PLACE BOULEVARD, SUITE 500 CHATTANOOGA TN 37421-6000
2 GALLERIA MALL DRIVE, SUITE 202 TAUNTON MA 02780-6943	SILVER CITY GALLERIA LLC	C/O GENERAL GROWTH MGMT, INC. 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
1800 GALLERIA BLVD SPACE 2140 FRANKLIN TN 37067	GALLERIA ASSOCIATES, LP	C/O CBL & ASSOCIATES MGT., INC. ONE PARK PLACE 6148 LEE HIGHWAY,SUITE 300 CHATTANOGA TN 37421
6501 N GRAPE ROAD SPACE 208 MISHAWAKA IN 46545	UNIVERSITY PARK ASSOCIATES	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204

1190 METROCENTER SPACE 30 JACKSON MS 39209	JACKSON METROCENTER MALL LTD.	CANNON COMMERCIAL RE: METROCENTER MALL 10850 WILSHIRE BLVD. STE 1050 LOS ANGELES CA 90024
43-45 W 34TH STREET NEW YORK NY 10001	MIDBORO HOLDING CO.	C/O WINOKER REALTY CO., INC. 462 SEVENTH AVENUE FLOOR 12A/ATTN: NAVIN BALRAJ NEW YORK NY 10018
SPACE 135 VEGA ALTA PR 00692	CCVA, INC.	CENTRO GRAN CARIBE SHOPPING CENTER PO BOX 190525 SAN JUAN PR 00919-0525
1600 AZUSA AVENUE SPACE 325 CITY OF INDUSTRY CA 91748	PUENTE HILLS MALL, LLC	ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
270 FOX HILLS MALL CULVER CITY CA 90230	FOX HILLS MALL L.P.	C/O WESTFIELD, LLC ATTN: LEGAL DEPT. 11601 WILSHIRE BLVD., 11TH FLOOR LOS ANGELES CA 90025
270 FOX HILLS MALL CULVER CITY CA 90230	FOX HILLS MALL L.P.	C/O WESTFIELD, LLC ATTN: LEGAL DEPT. 11601 WILSHIRE BLVD., 11TH FLOOR LOS ANGELES CA 90025
270 FOX HILLS MALL CULVER CITY CA 90230	FOX HILLS MALL L.P.	C/O WESTFIELD, LLC ATTN: LEGAL DEPT. 11601 WILSHIRE BLVD., 11TH FLOOR LOS ANGELES CA 90025
270 FOX HILLS MALL CULVER CITY CA 90230	WESTFIELD LLC	OPERATIONS MANAGER 11601 WILSHIRE BOULEVARD, 12TH FLOOR LOS ANGELES CA 90025
210 ANDOVER STREET PEABODY MA 01960	MALL AT NORTHSHORE, LLC	SIMON 115 W. WASHINGTON INDIANAPOLIS IN 46204
737 PLAZA DRIVE WEST COVINA CA 91790	PLAZA WEST COVINA LP	WESTFIELD, LLC ATTN: LEGAL DEPARTMENT 11601 WILSHIRE BLVD, 12TH FL. LOS ANGELES CA 90025
1037 WESTMINSTER MALL WESTMINSTER CA 92683	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
6600 TOPANGA CANYON BLVD SPACE 79 CANOGA PARK CA 91303	TOPANGA PLAZA LLC	C/O WESTFIELD AMERICA G.P INC. 11601 WILSHIRE BLVD. 12TH FL LOS ANGELES CA 90025
2275 GALLERIA AT TYLER SPACE D100 RIVERSIDE CA 92503-4139	GALLERIA AT TYLER	TYLER MALL LIMITED PARTNERSHIP ATTN: LAW/LEASE ADMIN DEPT 110 NORTH WACKER DRIVE CHICAGO IL 60606
1246 BROOKDALE SC BROOKLYN CENTER MN 55430	TALISMAN BROOKDALE, LLC	TALISMAN COMPANIES, LLS 4000 PONCE DE LEON BOULEVARD, SUITE 420 CORAL GABLES FL 33146
1246 BROOKDALE SC BROOKLYN CENTER MN 55430	TALISMAN BROOKDALE, LLC	TALISMAN COMPANIES, LLS 4000 PONCE DE LEON BOULEVARD, SUITE 420 CORAL GABLES FL 33146

1102 GLENDALE GALLERIA GLENDALE CA 91210-1301	GLENDALE I MALL ASSOCIATES, LLC	C/O GLENDALE GALLERIA MANAGEMENT OFFICE 2148 GLENDALE GALLERIA GLENDALE CA 91210
1083 BURNSVILLE CENTER BURNSVILLE MN 55306	BURNSVILLE MINNESOTA, LLC	C/O CBL & ASSOCIATES MGMT, INC 2030 HAMILTON PLACE BOULEVARD, SUITE 500 CHATTANOOGA TN 37421-6000
4800 S HULEN ST SUITE 131 FORT WORTH TX 76132	HULEN MALL	HULEN OWNER, LP ATTN: LAW/LEASE ADMIN DEPT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
1012 TOWN EAST MALL MESQUITE TX 75150	TOWN EAST MALL PARTNERSHIP	C/O GENERAL GROWTH MGMT., INC. 110 NORTH WACKER DRIVE ATTN: SR. VICE PRESIDENT-MGMT. CHICAGO IL 60606
1012 TOWN EAST MALL MESQUITE TX 75150	TOWN EAST MALL PARTNERSHIP	C/O GENERAL GROWTH MGMT., INC. 110 NORTH WACKER DRIVE ATTN: SR. VICE PRESIDENT-MGMT. CHICAGO IL 60606
4373 LA JOLLA VILLAGE DR SAN DIEGO CA 92122	UNIVERSITY TOWNE CENTRE LLC	11601 WILSHIRE BOULEVARD, 12TH FLOOR LOS ANGELES CA 90025
1062 INDEPENDENCE CTR DR INDEPENDENCE MO 64057	SPG INDEPENDENCE CENTER, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
11387 W 95TH ST OVERLAND PARK KS 66214	OAK PARK MALL, LLC	C/O CBL & ASSOCIATES MGMT, INC. SUITE 500-CBL CENTER 2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421
1118 BREA MALL BREA CA 92821	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W.WASHINGTON STREET INDIANAPOLIS IN 46204
100 INDEPENDENCE WAY SPACE E131 DANVERS MA 01923-3626	MALL AT LIBERTY TREE, LLC	NATIONAL CITY CENTER 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
427 LOS CERRITOS CENTER CERRITOS CA 90703-5426	MACERICH CERRITOS, LLC	MANAGEMENT OFFICE 239 LOS CERRITOS CENTER CERRITOS CA 90703-5422
3825 SOUTHDALE CENTER EDINA MN 55435-7071	SOUTHDALE LIMITED PARTNERSHIP	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
5725 JOHNSTON ST BOX 2065 LAFAYETTE LA 70503	ACADIANA MALL CMBS, LLC	C/O CBL & ASSOCIATES MGMT, INC. SUITE 500 - CBL CENTER 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421
5725 JOHNSTON ST BOX 2065 LAFAYETTE LA 70503	ACADIANA MALL CMBS, LLC	C/O CBL & ASSOCIATES MGMT, INC. SUITE 500 - CBL CENTER 2032 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37423
925 BLOSSOM HILL RD SUITE 1151 SAN JOSE CA 95123	OAKRIDGE MALL L.P.	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD., 11TH FLR ATTN: LEGAL DEPT LOS ANGELES CA 90025

3401 DALE ROAD SPACE 428 MODESTO CA 95356	MACERICH VINTAGE FAIRE L.P.	C/O THE MACERICH COMPANY P.O. BOX 2172 233 WILSHIRE BLVD., STE.700 SANTA MONICA CA 90407
3401 DALE ROAD SPACE 428 MODESTO CA 95356	MACERICH VINTAGE FAIRE L.P.	C/O THE MACERICH COMPANY P.O. BOX 2172 233 WILSHIRE BLVD., STE.700 SANTA MONICA CA 90407
3401 DALE ROAD SPACE 428 MODESTO CA 95356	MACERICH VINTAGE FAIRE L.P.	C/O THE MACERICH COMPANY P.O. BOX 2172 233 WILSHIRE BLVD., STE.700 SANTA MONICA CA 90407
4300 MEADOWS LANE, SUITE 115 LAS VEGAS NV 89107	GGP MEADOWS MALL, LLC	THE MEADOWS MALL 110 NORTH WACKER DRIVE ATT; LAW/LEASING DEPARTMENT CHICAGO IL 60606
1500 WEST CHESTNUT ST ROOM 610 WASHINGTON PA 15301	PR WASHINGTON CROWN LIMITED PARTNERSHIP	PREIT SERVICES, LLC 200 SOUTH BROAD STREET THE BELLEVUE - THIRD FLOOR PHILADELPHIA PA 19102
6909 N LOOP 1604 EAST SPACE 1169 SAN ANTONIO TX 78247	SIMON PROPERTY GROUP (TEX) LP	225 WEST WASHINGTON ST. INDIANAPOLIS IN 46204
12300 NORTH FREEWAY SUITE 225 HOUSTON TX 77060	GPM HOUSTON PROPERTIES, LTD.	12300 NORTH FREEWAY, SUITE 208 HOUSTON TX 77060
3340 MALL LOOP DRIVE SPACE 1052 JOLIET IL 60431	LOUIS JOLIET SHOPPINGTOWN LP	C/O WESTFIELD LLC ATTN: LEGAL DEPARTMENT 11601 WILSHIRE BOULEVARD LOS ANGELES CA 90025
3340 MALL LOOP DRIVE SPACE 1052 JOLIET IL 60431	LOUIS JOLIET SHOPPINGTOWN LP	C/O WESTFIELD LLC ATTN: LEGAL DEPARTMENT 11601 WILSHIRE BOULEVARD LOS ANGELES CA 90025
210 MEMORIAL CITY MALL HOUSTON TX 77024	MEMORIAL CITY MALL, LP	820 GESSNER, SUITE 1800 ATTN: LEGAL DEPARTMENT HOUSTON TX 77024
625 BLACK LAKE BLVD SUITE E3 OLYMPIA WA 98502	CAPITAL MALL CO.	11601 WILSHIRE BLVD, 11TH FLOOR ATTN: LEGAL DEPT LOS ANGELES CA 90025
27694 NOVI ROAD NOVI MI 48377	TWELVE OAKS MALL LLC	C/O THE TAUBMAN COMPANY 200 EAST LONG LAKE ROAD P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200
2701 MING AVE SPACE 119 BAKERSFIELD CA 93304	VALLEY PLAZA MALL	BAKERSFIELD MALL LLC ATTN: LAW/LEASE ADMIN. DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
5308 PACIFIC AVE SPACE 111 STOCKTON CA 95207	STONE BROS. AND ASSOCIATES	A GENERAL PARTNERSHIP 5757 PACIFIC AVENUE, SUITE 220 STOCKTON CA 95207
2800 S COLUMBIA RD UNIT 250 GRAND FORKS ND 582016030	COLUMBIA GRAND FORKS, LLC	C/O GK DEVELOPMENT, INC. 303 E. MAIN STREET SUITE 201 BARRINGTON IL 60010

1300 HICKORY POINT MALL FORSYTH IL 62535-2064	HICKORY POINT LLC	CBL & ASSOCIATES MANAGEMENT, INC. 1146 HICKORY POINT MALL FORSYTH IL 62535
2700 COLORADO BLVD SPACE 230 LOS ANGELES CA 90041	CENTRO WATT	CENTRO EAGLE ROCK LLC 580 WEST GERMANTOWN PIKE, SUITE# 200 PLYMOUTH MEETING PA 19462
139 LINCOLN MALL DRIVE MATTESON IL 60443	REALTY AMERICA GROUP L.P.	LINCOLN MALL 5440 HARVEST HILL ROAD, SUITE 237 DALLAS TX 75230
200 AVE RAFAEL CORDERO SPACE 1260 CAGUAS PR 00725-3785	FW CAGUAS GROUND JOINT VENTURE	C/O KIMCO REALTY CORP. 3333 NEW HYDE PARK ROAD PO BOX 5020 NEW HYDE PARK NY 11024-0020
1394 SPRING HILL MALL WEST DUNDEE IL 60118	SPRING HILL MALL L.L.C.	C/O SPRING HILL MALL 110 N. WACKER DR. CHICAGO IL 60606
7501 W CERMAK ROAD SPACE M6 NORTH RIVERSIDE IL 60546	NORTH RIVERSIDE PARK ASSOCIATES LLC	7501 WEST CERMAK ROAD NORTH RIVERSIDE IL 60546
4125 CLEVELAND AVE SUITE 1462 FORT MYERS FL 339019092	EDISON MALL BUSINESS TRUST	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
21500 NORTHWESTERN HWY SPACE 464 SOUTHFIELD MI 48075	GP-NORTHLAND CENTER, LLC	C/O JAGER MANAGEMENT, INC. 610 OLD YORK ROAD JENKINTOWN PA 19046
247 STONEWOOD STREET SPACE B-33 DOWNEY CA 90241	MACERICH STONEWOOD, LLC	MANAGEMENT OFFICE 251 STONEWOOD STREET DOWNEY CA 90241
6001 W WACO DRIVE SPACE 44 WACO TX 76710	CBL RM-WACO, LLC	CBL & ASSOCIATES MGMNT, INC. SUITE 500/ CBL CENTER 2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421
23 SOUTH 7TH STREET MINNEAPOLIS MN 55402-1602	DAYTON RADISSON RAMP	24 SOUTH 8TH STREET MINNEAPOLIS MN 55402
23 SOUTH 7TH STREET MINNEAPOLIS MN 55402-1602	DAYTON RADISSON RAMP	24 SOUTH 8TH STREET MINNEAPOLIS MN 55402
250 MONTGOMERY MALL SPACE 2132 NORTH WALES PA 19454	MALL AT MONTGOMERYVILLE, LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
318 E FAIRMOUNT AVE LAKEWOOD NY 14750-2007	SIMON CAPITAL GP	M.S. MANAGEMENT ASSOCIATES INC. 115 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
6001 AIRPORT BLVD SPACE 320 AUSTIN TX 78752	HIGHLAND MALL	C/O HIGHLAND MALL LIMITED PARTNERSHIP ATTN: LAW/LEASE ADMINISTRATION DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
610 NORTHWEST MALL HOUSTON TX 77092-8545	NW-JCP, LTD.	ATTENTION: HERBERT L. LEVINE 9660 OLD KATY FREEWAY HOUSTON TX 77055
3700 ATLANTA HWY SPACE 254 ATHENS GA 30606	GEORGIA SQUARE PARTNERSHIP	C/O CBL & ASSOCIATES MGMT, INC. CBL CENTER, SUITE 500 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421-6000

13331 PRESTON ROAD SUITE 1162 DALLAS TX 75240-1140	MACERICH VALLEY VIEW LP	CENTER MANAGER 13331 PRESTON ROAD SUITE 2040 DALLAS TX 75240
4400 SERGEANT RD SIOUX CITY IA 51106	SM SOUTHERN HILLS MALL LLC	SOUTHERN HILLS MALL 401 WILSHIRE BLVD SUITE 700 SANTA MONICA CA 90401
1600 STATE ROUTE 50 SPACE 686 BOURBONNAIS IL 60914	NORTHFIELD SQUARE, L.L.C.	M.S. MANAGEMENT ASSOCIATES INC. NATIONAL CITY CENTER 115 WEST WASHINGTON INDIANAPOLIS IN 46204
67800 MALL RING RD UNIT 253 ST. CLAIRSVILLE OH 43950-1703	OHIO VALLEY MALL COMPANY	C/O THE CAFARO COMPANY 2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN OH 44504-0186
1402 SE EVERETT ML WAY SPACE 380 EVERETT WA 98208	STEADFAST EVERETT MALL, LLC	C/O STEADFAST COMMERCIAL PROPERTIES MANAGEMENT COMPANY (SPACE LFL# 315 AND FL#380) 4343 VON KARMAN, SUITE 300 NEWPORT BEACH, CA 92660
295 ST CLAIRE SQUARE FAIRVIEW HEIGHTS IL 62208	ST. CLAIR SQUARE L.P.	CBL & ASSOCIATES MGMT. INC. 2030 HAMILTON PLACE BOULEVARD,SUITE 500 CHATTANOOGA TN 37421-0600
2300 E LINCOLN HWY LANGHORNE PA 19047	LINCOLN PLAZA ASSOCIATES	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
3405 CANDLERS MT RD SPACE A-15 LYNCHBURG VA 24502	RIVER RIDGE MALL, LLC	C/O CBL &ASSOCIATES PROPERTIES, INC. 2030 HAMILTON PLACE BLVD SUITE 500 CHATTANOOGA TN 37421
180 JAMESTOWN MALL FLORISSANT MO 63034	CARLYLE JAMESTOWN PARTNERS LLC	2 GANNETT DRIVE SUITE 201 WHITE PLAINS NY 10604
7701 I 40 WEST SPACE 264 AMARILLO TX 79121	AMARILLO MALL, LLC	ATTN: ASSET MANAGER 124 JOHNSON FERRY ROAD ATLANTA GA 30328
8354 ON THE MALL SPACE 272 BUENA PARK CA 90620	COVENTRY II DDR BUENA PARK LLC	DEVELOPERS DIVERSIFIED REALTY CORP 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
50 HOLYOKE STREET PO BOX 10014 HOLYOKE MA 01040	HOLYOKE MALL COMPANY LP	THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202-1078
8300 SUDLEY ROAD UNIT I9 MANASSAS VA 20109	MANASSAS OWNER, L.L.C.	VORNADO REALTY TRUST ATTN: EXECUTIVE VIE PRESIDENT-RETAIL REAL ESTATE 210 ROUTE 4 EAST PARAMUS NJ 07652
8300 SUDLEY ROAD UNIT I9 MANASSAS VA 20109	MANASSAS OWNER, L.L.C.	VORNADO REALTY TRUST ATTN: EXECUTIVE VIE PRESIDENT-RETAIL REAL ESTATE 210 ROUTE 4 EAST PARAMUS NJ 07652

8300 SUDLEY ROAD UNIT I9 MANASSAS VA 20109	MANASSAS OWNER, L.L.C.	VORNADO REALTY TRUST ATTN: EXECUTIVE VIE PRESIDENT-RETAIL REAL ESTATE 210 ROUTE 4 EAST PARAMUS NJ 07652
15555 EAST 14TH STREET SUITE 309 SAN LEANDRO CA 94578	MADISON BAY FAIR LLC	C/O MADISON MARQUETTE 2001 PENNSYLVANIA AVENUE N.W. SUITE 1000 WASHINGTON DC 20006
5356 W SAGINAW HWY LANSING MI 48917	LANSING MALL	C/O LANSING MALL LP 110 N. WACKER DR. CHICAGO IL 60606
152 WOODBRIDGE CENTER DR WOODBRIDGE NJ 070951321	WOODBRIDGE CENTER PROPERTY, LLC	C/O GENERAL GROWTH PROPERTIES, INC. COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
2196 E WILLIAMS FIELD RD SUITE 102 GILBERT AZ 85296	WESTCOR SANTAN VILLAGE LLC	CENTER MANAGER 11411 NORTH TATUM BOULEVARD PHOENIX AZ 85028
4184 N HARLEM AVE NORRIDGE IL 60706	FOREST HARLEM PROPERTIES, LP	THE HARLEM IRVING COMPANY INC. 4104 NORTH HARLEM AVENUE ATTN: GENERAL COUNSEL NORRIDGE IL 60706
24155 LAGUNA HILLS MALL SUITE 1260 LAGUNA HILLS CA 92653	SHOPPING CENTER ASSOCIATES	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
8501 W BOWLES AVENUE UNIT 2A-143 LITTLETON CO 80123	SOUTHWEST PLAZA, L.L.C.	C/O GENERAL GROWTH PROP., INC. 110 NORTH WACKER DRIVE ATT: LAW/LEASE ADMIN. DEPT CHICAGO IL 60606
2015 NEW PARK MALL NEWARK CA 94560	ALAMEDA MALL ASSOC 50% UNDIVID	ED INTEREST & GGP-NEWPARK LLC 50% UNDIVIDED INTEREST 110 N. WACKER DRIVE CHICAGO IL 60606
3445 SOUTH LINDEN ROAD FLINT MI 48507	GENESEE VALLEY PARTNERS LP	ATTN: ASSET MANAGER-GENESEE 124 JOHNSON FERRY ROAD ATLANTA GA 30328
7925 FM 1960 RD WEST SPACE 1274 HOUSTON TX 77070	WILLOWBROOK MALL (TX)LLC	ATTN: GENERAL COUNSEL 110 N. WACKER DRIVE CHICAGO IL 60606
407 S COUNTY CENTER WAY ST. LOUIS MO 63129	SOUTH COUNTY SHOPPINGTOWN LLC	C/O CBL & ASSOCIATES MANAGEMENT, INC. SUITE 500, CBL CENTER 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421
14600 LAKESIDE CIRCLE SPACE 2033 STERLING HEIGHTS MI 48313	LAKESIDE MALL	LAKESIDE MALL PROPERTY, LLC ATTN: LAW/LEASE ADMIN DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
14600 LAKESIDE CIRCLE SPACE 2033 STERLING HEIGHTS MI 48313	LAKESIDE MALL	LAKESIDE MALL PROPERTY, LLC ATTN: LAW/LEASE ADMIN DEPT. 112 N. WACKER DRIVE CHICAGO IL 60606
18900 MICHIGAN AVENUE SPACE M-124 DEARBORN MI 48126	FAIRLANE TOWN CENTER, LLC	18900 MICHIGAN AVENUE DEARBORN MI 48126

18900 MICHIGAN AVENUE SPACE M-124 DEARBORN MI 48126	FAIRLANE TOWN CENTER, LLC	18900 MICHIGAN AVENUE DEARBORN MI 48126
18900 MICHIGAN AVENUE SPACE M-124 DEARBORN MI 48126	FAIRLANE TOWN CENTER, LLC	18900 MICHIGAN AVENUE DEARBORN MI 48126
18900 MICHIGAN AVENUE SPACE M-124 DEARBORN MI 48126	FAIRLANE TOWN CENTER, LLC	18900 MICHIGAN AVENUE DEARBORN MI 48126
1350 TRAVIS BLVD SPACE 214 FAIRFIELD CA 94533	SOLANO MALL LP	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD., 11TH FLR ATTN: LEGAL DEPT. LOS ANGELES CA 90025
274 TOWN CENTER SANTA MARIA CA 93454	TOWN CENTER STREET SCAPE, LP	PATRICIA HILLIARD 142 TOWN CENTER EAST SANTA MARIA CA 93454
645 KIRKWOOD MALL SPACE 316 BISMARCK ND 58504-5704	METROPOLITAN LIFE INSURANCE COMPANY	ATTN: DIRECTOR-REAL ESTATE INVESTMENTS 125 SOUTH WACKER DRIVE SUITE 1100 CHICAGO IL 60606
2950 EAST TEXAS STREET SPACE 4 BOX 622 BOSSIER CITY LA 71111	PIERRE BOSSIER MALL	PIERRE BOSIER MALL, LP ATTN: LAW/LEASE ADMINISTRATION DEPARTMENT 110 NORTH WACKER DRIVE CHICAGO IL 60606
363 SHANNON MALL UNION CITY GA 30291-2028	SHANNON MALL INVESTMENTS, LLC	4475 RIVER GREEN PARKWAY SUITE 100 DULUTH GA 30096
3355 DONNELL DRIVE SPACE D12 FORESTVILLE MD 20747	THE CENTRE AT FORESTVILLE LLC	1919 WEST STREET SUITE 100 ANNAPOLIS MD 21401
2000 N NEIL STREET CHAMPAIGN IL 61820	CHAMPAIGN MARKET PLACE L.L.C.	C/O GENERAL GROWTH MGMT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
2625 SCOTTSVILLE ROAD SUITE 320 BOWLING GREEN KY 42104	GREENWOOD MALL, LLC	C/O GGP LIMITED PARTNERSHIP 110 NORTH WACKER DRIVE CHICAGO IL 60606
200 C AVENUE SPACE 85 LAWTON OK 73501	GG&A CENTRAL MALL PARTNERS, L.P.	124 JOHNSON FERRY ROAD ATTN: ASSET MANAGER, CENTRAL MALL - LAWTON ATLANTA GA 30328
5953 W PARK AVE SUITE 2047 HOUMA LA 70364	REVENUE PROPERTIES SOUTHLAND LIMITED PARTNERSHIP	C/O REVENUE PROPERTIES MGMT CO. INC. 2542 WILLIAMS BLVD. KENNER LA 70062
2242 MARTIN LUTHER KING PANAMA CITY FL 32405	PANAMA CITY MALL, LLC	2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421
10401 HWY 441 SOUTH SPACE 310 LEESBURG FL 34788	SDG MACERICH PROPERTIES, L.P.	SIMON DEBARTOLO GROUP NATIONAL CITY CENTER 115 W. WASHINGTON STREET INDIANAPOLIS IN 46204
2901 S CAPITAL OF TEXAS H SUITE H15 AUSTIN TX 78746-8127	SIMON PROPERTY GROUP (TEXAS)LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
7800 N NAVARRO STREET SPACE 117 VICTORIA TX 77904	H/S VICTORIA, LP	C/O HULL STOREY RETAIL GROUP 1190 INTERSTATE PARKWAY PO BOX 204227 (30917) AUGUSTA GA 30909

200 CHICAGO RIDGE MALL SPACE F-1 CHICAGO RIDGE IL 60415	WESTFIELD CHICAGO RIDGE LESSEE, LLC	WESTFIELD CORPORATION, INC. 11601 WILSHIRE BLVD 11TH FLOOR LOS ANGELES CA 90025
112 STRATFORD SQUARE BLOOMINGDALE IL 60108	FMP STRATFORD, LLC	FELDMAN MALL PROPERTIES, INC. 2201 EAST CAMELBACK SUITE# 350 PHOENIX AZ 85016
6650 S WESTNEDGE AVE SPACE 142 PORTAGE MI 49024	THE CROSSROADS MALL	C/O KALAMAZOO MALL L.L.C. 110 N. WACKER DRIVE ATTN: LAW/LEASE ADMIN DEPT. CHICAGO IL 60606
2501 W MEMORIAL ROAD SUITE 166 OKLAHOMA CITY OK 73134	QUAIL SPRINGS MALL	DAYJAY ASSOCIATES ATTN: LAW/LEASE ADMINISTRATION 110 N WACKER DRIVE CHICAGO IL 60606
555 BROADWAY SPACE 138 CHULA VISTA CA 919105382	CHULA VISTA CENTER, LLC	C/O GENERAL GROWTH PROP, INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606
3987 STATE STREET SANTA BARBARA CA 93105	FW CA FIVE POINTS SHOPPING CENTER LLC	REGENCY CENTERS CORP ATTN: LEASE ADMINISTRATION ONE INDEPENDENT DR SUITE# 114 JACKSONVILLE FL 32202-5019
3437 MASONIC DRIVE SPACE 1498 ALEXANDRIA LA 71301	ALEXANDRIA MAIN MALL LLC	GENERAL GROWTH MANAGEMENT, INC. ATTN: LAW/LEASE ADMINISTRATION DEPT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
4800 N. TEXOMA PKWY SPACE 902 SHERMAN TX 75090	SHERMAN MALL ASSOCIATES	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
310 DANIEL WEBSTER HWY, SUITE 131 NASHUA NH 03060-5736	PHEASANT LANE REALTY TRUST	C/O SIMON PROPERTY GROUP, L.P. NATIONAL CITY CENTER 115 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
1203 NIAGARA FALLS BLVD AMHERST NY 14226	BOULEVARD MALL SPE LLC	TERMINAL TOWER 50 PUBLIC SQUARE SUITE 1360 CLEVELAND OH 44113-2203
89 SOUTH ST PIER 17 PIER 17 NEW YORK NY 10038	SOUTH STREET SEAPORT L.P	GENERAL GROWTH PROPERTIES, INC. COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
217 SOUTH 25TH STREET SUITE A7 FORT DODGE IA 50501	CROSSROADS MALL 1999, LLC	C/O J. HERZOG & SONS, INC. 1720 S. BELLAIRE STREET SUITE 1209 DENVER CO 80222-4336
543 FULTON STREET BROOKLYN NY 11201	ALLIED PROPERTY GROUP LLC	60 E 42ND ST, STE 1834 NEW YORK NY 10165
1764 MONTEBELLO TWN CT DR MONTEBELLO CA 90640	MONTEBELLO TOWN CENTER INVESTORS LLC	C/O UBS REALTY INVESTORS LLC 2134 TOWN CENTER DR MONTEBELLO CA 90640

2200 W FLORIDA AVE SPACE 430 HEMET CA 92545	MCS HEMET VALLEY CENTER LLC	C/O M.C.STRAUSS COMPANY HEMET VALLEY MALL 990 HIGHLAND DR. #200 SOLANO BEACH CA 92075
3 HORTON PLAZA SAN DIEGO CA 92101	HORTON PLAZA L.P.	WESTFIELD, LLC ATTN: LEGAL DEPT. 11601 WILSHIRE BLVD, 11TH FLOOR LOS ANGELES CA 90025
3 HORTON PLAZA SAN DIEGO CA 92101	HORTON PLAZA L.P.	WESTFIELD, LLC ATTN: LEGAL DEPT. 11601 WILSHIRE BLVD, 11TH FLOOR LOS ANGELES CA 90025
3 HORTON PLAZA SAN DIEGO CA 92101	HORTON PLAZA L.P.	WESTFIELD, LLC ATTN: LEGAL DEPT. 11602 WILSHIRE BLVD, 11TH FLOOR LOS ANGELES CA 90026
3 HORTON PLAZA SAN DIEGO CA 92101	HORTON PLAZA L.P.	WESTFIELD, LLC ATTN: LEGAL DEPT. 11603 WILSHIRE BLVD, 11TH FLOOR LOS ANGELES CA 90027
7 BACKUS AVENUE SUITE 174 DANBURY CT 06810	DANBURY FAIR MALL, LLC	401 WILSHIRE BOULEVARD SUITE 700 SANTA MONICA CA 90401
7 BACKUS AVENUE SUITE 174 DANBURY CT 06810	DANBURY FAIR MALL, LLC	402 WILSHIRE BOULEVARD SUITE 701 SANTA MONICA CA 90402
1712 SW RAILROAD AVE SUITE C HAMMOND LA 70403	ALACK PROPERTIES LLC	1010 WEST COLEMAN AVENUE HAMMOND LA 70403
910 SAWMILL RD STE 239 LAUREL MS 394403952	SAWMILL SQUARE ASSOCIATES	C/O SIZELER REALTY CO. INC. 1750 CLEARVIEW PARKWAY SUITE 200 METAIRIE LA 70001
400 ERNST BARRETT PKWY NW SUITE 103 KENNESAW GA 301444950	TOWN CENTER AT COBB, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
320 WEST KIMBERLY ROAD DAVENPORT IA 52806	SDG MACERICH PROPERTIES L.P.	C/O M.S. MGMT. ASSOCIATES, INC 115 W.WASHINGTON STREET INDIANAPOLIS IN 46204
DE DIEGO EXP & COMERIO AVE BAYAMON PR 00961	DDR RIO HONDO LLC, SE	DEVELOPERS DIVERSIFIED REALTY CORPORATION ATTN: EXECUTIVE VICE PRESIDENT LEASING 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
300 MARY ESTHER BLVD MARY ESTHER FL 32569	SRM-SPE, LLC	JONES LANG LASALLE AMERICAS, INC. C/O SANTA ROSA MALL 300 MARY ESTHER BLVD. STE. 112 MARY ESTHER FL 32569
1401 W ESPLANADE AVE SUITE 420 KENNER LA 70065	ESPLANADE MALL L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438

2000-295 RIVERCHASE GLRIA BIRMINGHAM AL 35244	HOOVER MALL LIMITED, LLC	C/O GENERAL GROWTH MGMT INC. 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMIN DEPT. CHICAGO IL 60606
1815 HAWTHORNE BLVD SUITE 270 REDONDO BEACH CA 902783440	SOUTH BAY CENTER, LLC	C/O FOREST CITY MGMT., INC. COMMERCIAL DIV./TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1100 CLEVELAND OH 44113-2203
1815 HAWTHORNE BLVD SUITE 270 REDONDO BEACH CA 90278-3440	SOUTH BAY CENTER, LLC	C/O FOREST CITY MGMT., INC. COMMERCIAL DIV./TERMINAL TOWER 51 PUBLIC SQUARE, SUITE 1100 CLEVELAND OH 44113-2204
1815 HAWTHORNE BLVD SUITE 270 REDONDO BEACH CA 902783440	SOUTH BAY CENTER, LLC	C/O FOREST CITY MGMT., INC. COMMERCIAL DIV./TERMINAL TOWER 52 PUBLIC SQUARE, SUITE 1100 CLEVELAND OH 44113-2205
95 N MOORLAND ROAD UNIT A6 BROOKFIELD WI 53005	BROOKFIELD SQ JOINT VENTURE	CBL & ASSOCIATES MGMT CBL CENTER, SUITE 500 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421
6726 SPRINGFIELD MALL SPRINGFIELD VA 22150	FRANCONIA TWO, L.P.	C/O VORNADO REALTY TRUST ATTN: EXECUTIVE VICE PRESIDENT-RETAIL DIVISION 210 ROUTE 4 EAST PARAMUS NJ 07652
3111 S 31ST ST SPACE 3077 TEMPLE TX 76502	COYOTE TEMPLE MALL L.P.	16475 DALLAS PARKWAY, SUITE 250 ADDISON TX 75001
4001 SUNSET DRIVE, SUITE 1098 SAN ANGELO TX 76904	SUNSET MALL SPE LP	C/O ENTERPRISE ASSET MGMT 475 FIFTH AVENUE, 12TH FLOOR NEW YORK NY 10017
2400 ELIDA RD LIMA OH 45805	SIMON PROPERTY GROUP	C/O SIMON PROPERTY GROUP 225 W WASHINGTON STREET INDIANAPOLIS IN 46204
1820 MARKET STREET ST. LOUIS MO 63103	UNION STATION HOLDINGS, LLC	PARK NATIONAL BANK ATTN: CLAUDIA MARCINIAK 11 WEST MADISON STREET OAK PARK IL 60302
4201 NORTH SHILOH DRIVE FAYETTEVILLE AR 72703	MMP ARKANSAS LLC	NORTHWEST ARKANSAS MALL MALL MANAGEMENT OFFICE 4201 NORTH SHIILOH DRIVE FAYETTEVILLE AR 72703
4107 S YALE AVE TULSA OK 74135	TULSA PROMENADE, LLC	150 EAST GAY STREET COLUMBUS OH 43215
5100 N 9TH AVE PENSACOLA FL 32504	SIMON PROPERTY GROUP, LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
200 VIA RANCHO PKWY SUITE 471 ESCONDIDO CA 92025	EWH ESCONDIDO ASSOCIATES, L.P. AND NORTH COUNTY FAIR L.P.	11601 WILSHIRE BLVD., 12TH FLR LOS ANGELES CA 90025

4310 BUFFALO GAP RD SPACE 1064 ABILENE TX 79606	TENANTS IN COMMON OWNERS OF MALL OF ABILENE	GREGORY GREENFIELD & ASSOCIATES, LTD., ADVISER 124 JOHNSON FERRY ROAD ATTTN: ASSET MANAGER, MALL OF ABILENE ATLANTA GA 30328
6000 GLADES ROAD SUITE 1009 BOCA RATON FL 33431	THE TOWN CTR OF BOCA RATON	C/O SIMON PROPERTY/MS MGMT INC NATIONAL CITY CENTER 115 W. WASHINGTON INDIANAPOLIS IN 46204
777 E MERRITT ISLAND CWY SPACE J-9 MERRITT ISLAND FL 32952	GLIMCHER MERRITT SQUARE, LLC	GLIMCHER PROPERTIES LIMITED PARTNERSHIP 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
2701 DAVID MCLEOD BLVD SPACE 1236 FLORENCE SC 29501	PR MAGNOLIA LLC	C/O PREIT SERVICES, LLC 200 SOUTH BROAD STREET, SUITE 300 PHILADELPHIA PA 19102
1057 BROAD STREET SUMTER SC 29150	SUMTER MALL, LLC	HULL STOREY RETAIL GROUP LLC 1190 INTERSTATE PARKWAY AUGUSTA GA 30909
2060 CROSSROADS BLVD SPACE 1193 WATERLOO IA 50702	GG&A CROSSROADS CENTER LP	ATTN: ASSET MANAGER-CROSSROADS 124 JOHNSON FERRY ROAD NE ATLANTA GA 30328
246 N NEW HOPE RD SPACE 229 GASTONIA NC 28054-4745	WEA EASTRIDGE LP	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BOULEVARD, 12TH FL/ATTN: LEGAL DEPARTMENT LOS ANGELES CA 90025
1782 W MICHIGAN AVE JACKSON MI 49202-4005	WESTWOOD MALL	C/O WESTWOOD MALL L.P. ATTN: LAW/LEASE ADMIN DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
7400 SAN PEDRO SUITE 902 SAN ANTONIO TX 78216	NS MALL PROPERTY LP	GENERAL GROWTH PROPERTIES, INC 10275 LITTLE PATUXENT PARKWAY ATT: LAW/LEASING AND OPERATIONS COLUMBIA MD 21044
5176 NORWOOD AVE JACKSONVILLE FL 32208-5003	GATEWAY CENTER ECONOMIC	DEVELOPMENT PARTNERSHIP, LTD. D/B/A GATEWAY SHOPPING CENTER 5000-7 NORWOOD AVENUE JACKSONVILLE FL 32208
115 NORTH DARTMOUTH MALL NORTH DARTMOUTH MA 02747	PR NORTH DARTMOUTH, LLC	C/O PREIT SERVICES, LLC SUITE 300 200 SOUTH BROAD STREET PHILADELPHIA PA 19102
10300 MILL RUN CIRCLE SPACE 2119 OWINGS MILLS MD 21117-4260	OWINGS MILLS LIMITED PARTNERSHIP	GENERAL GROWTH PROPERTIES, INC. ATTN: LAW/LEASING ADMINISTRATION 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
7900 RITCHIE HWY SPACE E229 GLEN BURNIE MD 21061	TKL-EAST, LLC	C/O SIMON PROPERTY GROUP, INC. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
1 POYDRAS STREET SPACE 1306 NEW ORLEANS LA 70130	NEW ORLEANS RIVERWALK ASSOCIATES	GENERAL GROWTH PROPERTIES, INC. COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044

1251 US 31 NORTH SPACE G-04A GREENWOOD IN 46142	SIMON PROPERTY GROUP LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
1751 MADISON AVENUE SPACE 402 COUNCIL BLUFFS IA 51503	MALL OF THE BLUFFS PARTNERS LLC	110 NORTH WACKER CHICAGO IL 60606
700 HAYWOOD RD GREENVILLE SC 29607	BELLWETHER PROPERTIES OF SOUTH CAROLINA, LP	M.S. MANAGEMENT ASSOCIATES, ONCE NATIONAL CITY CENTER 115 W. WASHINGTON STREET INDIANAPOLIS IN 46204
2153 N ORANGE MALL SPACE D43A ORANGE CA 92865-3611	B VILLAGE/ORANGE I, LLC, RB VILLAGE/ORANGE II, LLC	RAWSON, BLUM & LEON 425 CALIFORNIA STREET SUITE 200 SAN FRANCISCO CA 94104
3320 SILAS CREEK PARKWAY SUITE 240 WINSTON SALEM NC 27103	JG WINSTON-SALEM, LLC	CBL & ASSOCIATES PROPERTIES, INC CBL CENTER 2030 HAMILTON PLACE BLVD., SUITE 500 CHATTANOOGA TN 37421-6000
1100 N WESLEYAN BLVD SUITE 6022 ROCKY MOUNT NC 27804	HENDON GOLDEN EAST LLC	C/O HENDON PROPERTIES 3445 PEACHTREE ROAD NE, SUITE 465 ATLANTA GA 30326
1096 CROSSROADS BLVD OKLAHOMA CITY OK 73149	MMP CROSSROADS, LLC	5771 BLEAUX AVENUE, SUITE A SPRINGDALE AR 72762
3404 WEST 13TH STREET UNIT 136 GRAND ISLAND NE 68803	CONESTOGA MALL 2002, LLC	C/O J. HERZOG & SONS, INC. 1720 S. BELLAIRE STREET, SUITE 1209 DENVER CO 80222-4336
1501 WARD BOULEVARD WILSON NC 27893	H/S WILSON, LLC	HULL STOREY RETAIL GROUP ATT: JAMES M. HULL 1190 INTERSTATE PARKWAY AUGUSTA GA 30909
2800 NORTH ELM STREET LUMBERTON NC 28358	BIGGS PARK, INC.	3550 ELIZABETHTOWN ROAD LUMBERTON NC 28358
300 SOUTH 24TH ST W BILLINGS MT59102	MACERICH RIMROCK LP	MANAGEMENT OFFICE ATTN: CENTER MANAGER 300 SOUTH 24TH STREET BILLINGS MT 59102-5650
11970 EAST WARREN ST DETROIT MI 48214	WARREN CONNER, LLC	C/O THOR EQUITIES, LLC ATTN: PETER LOCKHART-EXECT. VICE PRES. 25 WEST 39TH STREET, 11TH FLOOR NEW YORK NY 10018
11970 EAST WARREN ST DETROIT MI 48214	WARREN CONNER, LLC	C/O THOR EQUITIES, LLC ATTN: PETER LOCKHART-EXECT. VICE PRES. 25 WEST 39TH STREET, 11TH FLOOR NEW YORK NY 10018
3551 HARRISBURG MALL HARRISBURG PA 17111-1210	TD BANK, NA.	RE: HARRISBURG MALL P.O. BOX 95000-3625 PHILADELPHIA PA 19195-0001
2268 LEBANON VALLEY MALL LEBANON PA 170422568	LEBANON VALLEY MALL CO	4500 PERKIOMEN AVENUE READING PA 19106
13952C JEFFERSON DAVIS HY WOODBRIDGE VA 22191-2011	PEDRO PETROVITCH, AGENT FOR	PEDRO AND CAROL PETROVITCH PAULO AND CHARISE PETROVITCH 23001 DAVIS MILL ROAD GERMANTOWN MD 20876

23 COLONIAL PARK MALL HARRISBURG PA 17109-6220	CATALINA PARTNERS L.P.	C/O GLIMCHER COLONIAL PARK MALL, INC 180 EAST BROAD STREET, 21ST FLOOR ATTN: GENERAL COUNSEL COLUMBUS OH 43215
1509 CALDWELL BLVD NAMPA ID 83651	MILAN PROPERTIES LLC	888 SOUTH DISNEYLAND DRIVE, SUITE 101 ANAHEIM CA 92802
7600 KINGSTON PIKE SPACE 1192 KNOXVILLE TN 37919	WEST TOWN MALL LLC	C/O SIMON PROPERTY GROUP INC. NATIONAL CITY CENTER 225 WEST WASHINGTON INDIANAPOLIS IN 46204
2370 SOUTHCROSS BLVD SPACE A-3 SAN ANTONIO TX 782232264	MCCRELESS INVESTORS, LTD.	1884 MOUNTAIN VIEW DRIVE TIBURON CA 94920
8600 WARD PKWY SPACE 5 KANSAS CITY MO 64114	COVENTRY II DDR WARD PARKWAY LLC	CHRISTINE GRABOWSKY 3300 ENTERPRISE PARKWAY CLEVELAND OH 44122
3111 MIDWESTERN PKY SPACE 200 WICHITA FALLS TX 76308	SIKES SENTER, LLC.	C/O GENERAL GROWTH 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
2200 W WAR MEMORIAL DR PEORIA IL 61613	CHICAGO TITLE LAND TRUST	C/O SIMON PROPERTY TRUST 225 W. WASHINGTON NATIONAL CITY CENTER INDIANAPOLIS IN 46204
1000 ROSS PARK ML DR SPACE D-01B PITTSBURGH PA 15237	PENN ROSS JOINT VENTURE	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
1000 ROSS PARK ML DR SPACE D-01B PITTSBURGH PA 15237	PENN ROSS JOINT VENTURE	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
2801 WILMA RUDOLPH BLVD SPACE 570 CLARKSVILLE TN 37040	GOVERNOR’S SQUARE COMPANY	C/O THE CAFARO COMPANY 2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN OH 44504-0186
2050 LAWRENCEVILLE HWY SUITE C14/ MAILBOX 37 DECATUR GA 30033	HENDON NORTH DEKALB, LLC.	C/O HENDON PROPERTY MGMT, LLC. TWO LIVE OAK CENTER 3445 PEACHTREE RD N.E. STE 465 ATLANTA GA 30326
S 8001 ORANGE BLOSSOM TRL SPACE 996 ORLANDO FL 32809	FLORIDA MALL ASSOCIATES LTD.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
1264 E GIBSON ROAD SUITE B209 WOODLAND CA 95776-6363	COUNTY FAIR FASHION MALL LLC	GENERAL MANAGER 1264 E GIBSON ROAD, SUITE# E-500 WOODLAND CA 95776
14400 BEAR VALLEY ROAD SPACE 329 VICTORVILLE CA 92392	MACERICH VICTOR VALLEY LLC	401 WILSHIRE BLVD, SUITE 700 SANTA MONICA CA 90401
4554 VIRGINIA BEACH BLVD SUITE 160 VIRGINIA BEACH VA 23462-3072	JONES LANG LASALLE AMERICAS INC.	3500 PIEDMONT ROAD NE, SUITE 600 ATLANTA GA 30305

1200 HWY 22 EAST BOX 209 PHILLIPSBURG NJ 08865	PR FINANCING LIMITED	PARTNERSHIP C/O PREIT SERVICES, LLC 200 SOUTH BROAD ST., 3RD FLOOR PHILADELPHIA PA 19102
12300 JEFFERSON AVENUE SPACE 804 NEWPORT NEWS VA 23602	PR PATRICK HENRY LLC	PREIT SERVICES, LLC 200 SOUTH BROAD ST., 3RD FLOOR ATTN: GENERAL COUNSEL PHILADELPHIA PA 19102
401 BISCAYNE BLVD SPACE N-203 MIAMI FL 33132	BAYSIDE CENTER LP	C/O GENERAL GROWTH PROPERTIES INC COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
3700 RIVERTOWN PARKWAY SPACE 2012 GRANDVILLE MI 49418	RIVERTOWN CROSSINGS MALL	C/O GGP-GRANDVILLE L.L.C. 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMIN DEPT. CHICAGO IL 60606
2855 STEVENS CREEK BLVD SPACE 2271 SANTA CLARA CA 95050-6721	VF MALL LLC	C/O WESTFIELD CORPORATION INC. 11601 WILSHIRE BLVD., 12TH FLR ATTN: LEGAL DEPARTMENT LOS ANGELES CA 90025
1601 WILLOW LAWN DRIVE SUITE 251 RICHMOND VA 232303436	FEDERAL REALTY INVESTMENT TRUST	1626 EAST JEFFERSON STREET ROCKVILLE MD 20852-4041
1404 N PARHAM ROAD SPACE R29 RICHMOND VA 23229	TAUBMAN REGENCY SQUARE ASSOCIATES LLC	C/O THE TAUBMAN COMPANY ATTN: SUSAN EGGERT 200 EAST LONG LAKE ROAD BLOOMFIELD HILLS MI 48303
1404 N PARHAM ROAD SPACE R29 RICHMOND VA 23229	TAUBMAN REGENCY SQUARE ASSOCIATES LLC	C/O THE TAUBMAN COMPANY ATTN: SUSAN EGGERT 200 EAST LONG LAKE ROAD BLOOMFIELD HILLS MI 48303
4403 BLACK HORSE PIKE SUITE 242 MAYS LANDING NJ 083303122	HAMILTON MALL, LLC	C/O KRAVCO COMPANY 234 MALL BOULEVARD KING OF PRUSSIA PA 19406
1801 SW WANAMAKER RD SPACE F-18 TOPEKA KS 66604	WEST RIDGE MALL LLC	M.S.MANAGEMENT ASSOCIATES INC. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
5015 WESTHEIMER ROAD SUITE 1450 HOUSTON TX 77056	7621 HG GALLERIA I, II, III, LP	C/O SIMON PROPERTY GROUP, L.P. NATIONAL CITY CENTER 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
13350 DALLAS PKWY SPACE 2820 DALLAS TX 75240-2230	GALLERIA MALL INVESTORS LP	RE: DALLAS GALLERIA C/O GENERAL GROWTH PROPERTIES 1000 PARKWOOD CIRCLE SUITE 400 ATLANTA GA 30339
1592 ROUTE 22 EAST WATCHUNG NJ 070696506	AT&T MOBILITY	ATTN: CHRIS DRUMMOND 12555 CINGULAR WAY, SUITE # 2300 ALPHARETTA GA 30004
1711 W BETHANY HOME RD PHOENIX AZ 85015	COVENTRY II DDR PHOENIX	SPECTRUM SPE LLC 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122

10202 E WASHINGTON STREET SPACE 890 INDIANAPOLIS IN 46229	WASHINGTON SQUARE MALL, LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
6020 E 82ND ST STE 932 INDIANAPOLIS IN 462505510	SIMON PROPERTY GROUP LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
575 E UNIVERSITY PKWY SUITE L-190 OREM UT 84097	UNIVERSITY MALL S/C, LC	2733 EAST PARLEYS WAY, SUITE 300 SALT LAKE UT 84109-1662
3602 N BLACKSTONE AVE SUITE 115 FRESNO CA 93726-5314	U.S. MALL HOLDINGS, LLC	D/B/A MANCHESTER CENTER 1901 EAST SHIELDS AVE. #203 FRESNO CA 93726
2100 HAMILTON PLACE BLVD SPACE 145 CHATTANOOGA TN 37421	HAMILTON PLACE MALL GENERAL PARTNERSHIP	2030 HAMILTON PLACE BLVD SUITE 500 CHATTANOOGA TN 37421-6000
515 NESHAMINY MALL BENSALEM PA 19020	NESHAMINY MALL JOINT VENTURE	LIMITED PARTNERSHIP NESHAMINY MALL 110 N. WACKER DRIVE CHICAGO IL 60606
160 WALT WHITMAN ROAD SUITE 1025 HUNTINGTON STATION NY 11746	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 42604
21182 SALMON RUN MALL LOOP W STE 116 WATERTOWN NY 136012380	SALMON RUN SHOPPING CENTER LLC	C/O THE PYRAMID COMPANIES THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202-1078
21182 SALMON RUN MALL LOOP W STE 116 WATERTOWN NY 136012380	SALMON RUN SHOPPING CENTER LLC	C/O THE PYRAMID COMPANIES THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202-1078
5488 S PADRE ISLAND DR SPACE 1320 CORPUS CHRISTI TX 78411	CORPUS CHRISTI RETAIL VENTURE, LP	C/O TRADEMARK PROPERTY CO. ATTN: FRED WALTERS @ LA PALMERA 5488 SOUTH PADRES ISLAND DRIVE CORPUS CHRISTI TX 78411
730 CANAL STREET NEW ORLEANS LA 701302310	COLEMAN E. ADLER II	722 CANAL STREET NEW ORLEANS LA 70130
501 NORTH MAIN STREET MUSKOGEE OK 74401-6348	ARROWHEAD MALL 2005, LLC	C/O J. HERZOG & SONS, INC. 1720 SOUTH BELLAIRE STREET SUITE 1209 DENVER CO 80222
4200 S FREEWAY SPACE 1051 FORT WORTH TX 761151449	TOWN CENTER MALL, L.P.	C/O LA GRAN PLAZA 4200 S. FREEWAY, #2500 FORT WORTH TX 76115
2601 DAWSON ROAD SPACE E-4 ALBANY GA 31707	ALBANY MALL LLC	C/O ARNOV REALTY MGMT, INC. 3500 EASTERN BOULEVARD MONTGOMERY AL 36116-1781
1627 OPELIKA RD STE 58 AUBURN AL 368301720	MARELDA UNIVERSITY VILLAGE MALL, LLC	GREGORY GREENFIELD & ASSOCIATES, LTD. 124 JOHNSON FERRY RD. NE ATTN: ASSET MANAGER ATLANTA GA 30328
455 SOUTH BIBB AVE EAGLE PASS TX 78852	ENTERPRISE EAGLE PASS ASSOCIATES, LP	C/O ENTERPRISE ASSET MGMT, INC. 521 FIFTH AVE SUIT 1804 NEW YORK NY 10175

1256 MID RIVERS MALL ST. PETERS MO 63376	MID RIVERS MALL, LLC	CBL & ASSOCIATES MGMT. 2030 HAMILTON PLACE BOULEVARD SUITE 500, CBL CENTER CHATTANOOGA TN 37421
ONE BELLIS FAIR PKWY SPACE 120 BELLINGHAM WA 98226	BELLIS FAIR MALL	C/O BELLIS FAIR PARTNERS GENERAL GROWTH MGMT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
6600 MENAUL BLVD NE SPACE L005 ALBUQUERQUE NM 87110	CORONADO CENTER L.L.C.	C/O GENERAL GROWTH 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
6055 SUNRISE MALL CITRUS HEIGHTS CA 95610	STEADFAST-BLK, LLC	STEADFAST COMMERCIAL MANAGEMENT COMPANY, INC 4343 VON KARMAN, SUITE 300 NEW PORT BEACH CA 92660
1321 N COLUMBIA CTR BLVD SUITE 491 KENNEWICK WA 99336	COLUMBIA MALL PARTNERSHIP	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
1722 SMITHDALE RD SPACE C-6 MCCOMB MS 39648	EDGEWOOD MALL DEVELOPERS, LTD.	1722 SMITHDALE ROAD MCCOMB MS 39648
114 CROSS CREEK MALL FAYETTEVILLE NC 283037272	CROSS CREEK MALL, LLC	C/O CBL &ASSOCIATES PROPERTIES INC/2030 HAMILTON PLACE BLVD. SUITE 500 CHATTANOOGA TN 37421
114 CROSS CREEK MALL FAYETTEVILLE NC 28303-7272	CROSS CREEK MALL, LLC	C/O CBL &ASSOCIATES PROPERTIES INC/2030 HAMILTON PLACE BLVD. SUITE 501 CHATTANOOGA TN 37421
316 GRAND CENTRAL MALL VIENNA WV 26101-1111	GRAND CENTRAL LP	C/O GLIMCHER GRAND CENTRAL INC. 180 EAST BROAD STREET 21ST FL ATTN; GENERAL COUNSEL COLUMBUS OH 43215
2259 S 9TH ST SPACE 131 SALINA KS 67401	IP OF A SALINA CENTRAL MALL LLC	PROPERTY MANAGER BOARDWALK MANAGEMENT COMPANY, INC. 5870 FISHER ROAD, 2ND FLOOR EAST SYRACUSE NY 13057
4400 ASHFRD-DUNWODY RD NE SUITE 1020 ATLANTA GA 30346	PERIMETER MALL	C/O PERIMETER MALL LLC 100 N. WACKER DRIVE ATTN: LAW/LEASE ADMINISTRATION DEPT CHICAGO IL 60606
1124 CUMBERLAND MALL ATLANTA GA 30339-3133	CUMBERLAND MALL, LLC	C/O GGP 110 NORTH WACKER DRIVE ATTN:LAW/LEASE ADMIN CHICAGO IL 60606
3393 PEACHTREE RD NE SPACE 3108-3109 ATLANTA GA 30326	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
3393 PEACHTREE RD NE SPACE 3108-3109 ATLANTA GA 30326	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 226 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3439

4800 BRIARCLIFF RD NE SUITE 1042 ATLANTA GA 30345-2749	BELLWETHER PROPERTIES OF	GEORGIA L.P. NATIONAL CITY CENTER 115 WEST WASHINGTON ST. INDIANAPOLIS IN 46207
4601 S BROADWAY SPACE F-15 TYLER TX 75703	SIMON PROPERTY GROUP (TEXAS), L.P.	C/O M.S. MANAGEMENT ASSOC, INC. NATIONAL CITY CENTER 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
150 PEARL NIX PARKWAY SPACE G4 GAINESVILLE GA 30501	FIRST REPUBLIC GROUP REALTY, LLC.- LAKESHORE MALL	ASSET MANAGER - LAKESHORE MALL 46 MAIN STREET SUITE 374 MONSEY NY 10952
1800 NE EVANGELINE THRUWY SPACE D-4 LAFAYETTE LA 70501	NORTHGATE PRIME, LP	P.O. BOX 271743 ATTN; THOMAS E. MORRIS FLOWER MOUND TX 75027-1743
518 VALLEY RIVER CENTER EUGENE OR 97401	MACERICH VALLEY RIVER CENTER LLC	ATTN: LEGAL DEPARTMENT 401 WILSHIRE BLVD SUITE 700 SANTA MONICA CA 90401
2800 N MAIN STREET SPACE 732 SANTA ANA CA 92705	MAINPLACE SHOPPINGTOWN LLC	WESTFIELD, LLC 11601 WILSHIRE BLVD 11TH FLOOR LOS ANGELES CA 90025
3383 E COLONIAL DR SUITE A-8 ORLANDO FL 328035111	PR ORLANDO FASHION SQUARE LLC	C/O PREIT SERVICES, LLC ATTN: GENERAL COUNSEL 200 SOUTH BROAD STREET, 3RD FLOOR PHILADELPHIA PA 19102
1500 APALACHEE PARKWAY SPACE 1030 TALLAHASSEE FL 32301	GOVERNOR’S SQUARE	C/O TALLAHASSEE ASSOCIATES 110 N. WACKER DR. CHICAGO IL 60606
6665 NEWBERRY RD SUITE K-21 GAINESVILLE FL 32605	OAKS MALL GAINSVILLE LP	C/O GENERAL GROWTH PROPERTIES INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606
12237 UNIVERSITY MALL CRT TAMPA FL 33612	SOMEROCK UNIVERSITY MALL OWNER, LLC	SOMERA CAPITAL MANAGEMENT LLC ATTN:CHARLIE CHRISTENSEN, CSM 115 WEST CANON PERDIDO STREET SANTA BARBARA CA 93111
2223 N WEST SHORE BLVD SUITE 108 TAMPA FL 33607-5935	TAMPA WESTSHORE ASSOCIATES LP	200 EAST LONG ROAD P.O BOX 200 SUITE 2000 BLOOMFIELD HILLS MI 48303
6978 TYRONE SQUARE SUITE 804A ST. PETERSBURG FL 33710-3936	SIMON CAPITAL GP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON INDIANAPOLIS IN 46204
4901 N KICKAPOO ST SPACE 1584 SHAWNEE OK 74801	SHAWNEE MALL LLC	PRIME RETAIL 217 EASTWOOD STREET-20TH FL OFFICE OF THE GENERAL COUNSEL BALTIMORE MD 21202-2316
3811 S COOPER STREET SUITE 1412 ARLINGTON TX 76015	THE PARKS AT ARLINGTON, LLC	3811 S. COOPER ST- STE.2206 ARLINGTON TX 76015
3811 S COOPER STREET SUITE 1412 ARLINGTON TX 76015	THE PARKS AT ARLINGTON, LLC	3811 S. COOPER ST- STE.2206 ARLINGTON TX 76015

3800 US HIGHWAY 98 N ROOM 428 LAKELAND FL 33809	GGP-LAKELAND, INC.	C/O GENERAL GROWTH MGMT, INC. -ATTN: GENERAL COUNSEL 110 NORTH WACKER DRIVE CHICAGO IL 60606
3800 US HIGHWAY 98 N ROOM 428 LAKELAND FL 33809	GGP-LAKELAND, INC.	C/O GENERAL GROWTH MGMT, INC. -ATTN: GENERAL COUNSEL 110 NORTH WACKER DRIVE CHICAGO IL 60606
3800 US HIGHWAY 98 N ROOM 428 LAKELAND FL 33809	GGP-LAKELAND, INC.	C/O GENERAL GROWTH MGMT, INC. -ATTN: GENERAL COUNSEL 110 NORTH WACKER DRIVE CHICAGO IL 60606
1901 NW EXPRESSWAY SUITE 2018 OKLAHOMA CITY OK 73118	PENN SQUARE MALL, LP	MS MANAGEMENT ASSOCIATES INC 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
849 E COMMERCE STREET SPACE 509 SAN ANTONIO TX 78205	NEW RIVERCENTER MALL II L.P	ASHKENAZY ACQUISITION CORP. ATTN: JOE PRESS 433 5TH AVENUE, STE 200 NEW YORK NY 10016
11500 MIDLOTHIAN TURNPIKE RICHMOND VA 23235	THE MACERICH PARTNERSHIP, L.P.	C/O THE MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD. SUITE 700 SANTA MONICA CA 90407
385 SOUTHBRIDGE STREET SPACE S050, BOX 1715 AUBURN MA 015012498	MAYFLOWER AUBURN, L.P.	M.S. MANAGEMENT ASSOCIATES INC. 225 WEST WASHINGTON ST. INDIANAPOLIS IN 46204
1500 S WILLOW STREET SPACE E-119 MANCHESTER NH 03103-3220	MNH MALL, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
2800 MCHENRY AVENUE MODESTO CA 95350	INDIAN OAK TREE, LLC	C/O COSOL MANAGEMENT GROUP 2020 STANDIFORD AVENUE, D-1 MODESTO CA 95350
12512 VICTORY BLVD SPACE A NORTH HOLLYWOOD CA 91606	ITA PROPERTIES, LLC	C/O SB MANAGEMENT CORPORATION 433 NORTH CAMDEN DRIVE SUITE 800 BEVERLY HILLS CA 90210
204 SOUTHPARK CIRCLE COLONIAL HEIGHTS VA 23834	SOUTHPARK MALL, LLC	C/O CBL & ASSOCIATES PROPERTIES, INC./2030 HAMILTON PLACE BLVD. SUITE 500 CHATTANOOGA TN 37421
320 W 5TH AVENUE SUITE 118 ANCHORAGE AK 99501	MELVIN SIMON & ASSOC/ANCHORAGE	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
67 BERKSHIRE MALL LANESBORO MA 01237-9502	LANESBOROUGH ENTERPRISES NEWCO, LLC	C/O THE PYRAMID COMPANIES THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202-1078
10 SMITHFIELD BLVD PLATTSBURGH NY 12901	CHAMPLAIN CENTRE NORTH LLC	THE PYRAMID COMPANIES THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202

10 SMITHFIELD BLVD PLATTSBURGH NY 12901	CHAMPLAIN CENTRE NORTH LLC	THE PYRAMID COMPANIES THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202
3250 NW FEDERAL HWY JENSEN BEACH FL 34957	TREASURE COAST-JCP ASSOCS., LTD	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
303 301 BLVD W STE 837 BRADENTON FL 34205-7950	DEBARTOLO CAPITAL LP	C/O M.S. MANAGEMENT ASSOC, INC. NATIONAL CITY CENTER 115 W WASHINGTON STREET INDIANAPOLIS IN 46204
1580 RIO ROAD EAST CHARLOTTESVILLE VA 22901-1404	SHOPPING CENTER ASSOCIATES	M.S. MANAGEMENT ASSOCIATES, INC NATIONAL CITY CENTER 115 W. WASHINGTON INDIANAPOLIS IN 46204
1801 BELTLINE RD SPACE 54 DECATUR AL 35603	FIRST REPUBLIC GROUP REALTY LLC - DECATUR MALL	ASSET MANAGER, DECATUR MALL 46 MAIN STREET, SUITE 374 MONSEY NY 10952
2 FINANCIAL PLAZA SUITE 130 HUNTSVILLE TX 77340-3598	WEST HILL GROUP LP	2 FINANCIAL PLAZA, SUITE# 690 HUNTSVILLE TX 77340
100 MANHATTAN TOWN CTR SUITE 450 MANHATTAN KS 66502-8506	MTC DEVELOPMENT GROUP LLC	3421 NORTH LAKEVIEW DRIVE TAMPA FL 33618
93 W CAMPBELL RD SPACE B112 SCHENECTADY NY 12306-6800	ROTTERDAM SQUARE, LLC	ATT:LEGAL DEPARTMENT 401 WILSHIRE BLVD. STE 700 SANTA MONICA CA 90401
1700 NORMAN DRIVE VALDOSTA GA 31601	MARELDA VALDOSTA MALL, LLC	BABCOCK & BROWN 1 DAG HAMMARSKJOLD PLAZA 889 SECOND AVENUE, 49TH FLOOR NEW YORK NY 10017
1 WALDEN GALLERIA P.O. BOX B105 BUFFALO NY 14225	PYRAMID WALDEN COMPANY, L.P.	C/O PYRAMID MANAGEMENT GROUP, INC. THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202-1078
1855 41ST AVENUE SPACE F-11 CAPITOLA CA 95010	THE MACERICH PARTNERSHIP, LP	MANAGEMENT OFFICE ATTN: CENTER MANAGER 1855 41ST AVENUE CAPITOLA CA 95010
1701 SUNRISE HIGHWAY SPACE D3 BAY SHORE NY 11706	WESTLAND SOUTH SHORE MALL, L.P.	C/O WESTFIELD, LLC 11601 WILSHIRE BOULEVARD 11TH FLOOR LOS ANGELES CA 90025
30-242 MALL DRIVE W. JERSEY CITY NJ 07310	NC MALL ASSOCIATES C/O MS	MANAGEMENT ASSOCIATES, INC. C/O SIMON PROPERTY GRUOP 225W WASHINGTON STREET INDIANAPOLIS IN 46204
140 BURLINGTON SQ MALL BURLINGTON NC 27215	BURLINGTON MALL, LLC	JONES LANG LASALLE AMERICAS, INC. ATTN: PRESIDENT AND CEO, RETAIL 3344 PEACHTREE ROAD NE, SUITE 1200 ATLANTA GA 30326

1050 SHAW AVENUE SPACE 1079 CLOVIS CA 93612	LANDVALUE 77 LLC	C/O LANDVALUE MANAGEMENT, LLC 1050 SHAW AVENUE, SUITE 1075 ATTN: JAMES H. HUELSKAMP CLOVIS CA 93612
3000 MALL VIEW ROAD SUITE 1089, SP C-89 BAKERSFIELD CA 93306	BH MALL, LLC	EAST HILLS MALL MGMT OFFICE 3000 MALL VIEW ROAD, SUITE 1178 BAKERSFIELD CA 93306
7 NEPONSET STREET WORCESTER MA 01606	MAYFLOWER GREENDALE, L.P.	C/O SIMON PROPERTY GROUP, L.P. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
7 NEPONSET STREET WORCESTER MA 01606	MAYFLOWER GREENDALE, L.P.	C/O SIMON PROPERTY GROUP, L.P. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
7875 MONTGOMERY RD SUITE L-137 CINCINNATI OH 45236	KENWOOD MALL LLC.	C/O KENWOOD TOWNE CENTRE 7875 MONTGOMERY ROAD ATTN: GENERAL MANAGER CINCINNATI OH 45236
2205 AVE F DEL RIO TX 788403120	MALL SHOPPING CENTER COMPANY, L.P.	CBL & ASSOCIATES PROPERTIES INC/CBL CENTER 2030 HAMILTON PLACE BLVD, SUITE 500 CHATTANOOGA TN 37421-6000
1801 PALM BEACH LAKE BLVD SPACE 178 WEST PALM BEACH FL 33401	PALM BEACH MALL, LLC	1801 PALM BEACH LAKES BLVD WEST PALM BEACH FL 33401
240 COMMONWEALTH BLVD SPACE 26 MARTINSVILLE VA 24112	LIBERTY FAIR VA LP	C/O DEVELOPERS DIVERSIFIED 3300 ENTERPRISE PARKWAY P.O. BOX 228042 BEACHWOOD OH 44122
7300 DODGE STREET SUITE 124 OMAHA NE 68114	CROSSROADS MALL, LLC	M.S. MANAGEMENT ASSOC, INC. P.O. BOX 7033 INDIANAPOLIS IN 46207
5300 SAN DARIO SUITE 172-B LAREDO TX 78041	MALL DEL NORTE, LLC	C/O CBL & ASSOCIATES MANAGEMENT, INC. SUITE 500 - CBL CENTER 2030 HAMILTON PLACE BLVD. CHATTANOOGA TN 37421-6000
CARRETERA 2 ESQ AVENIDA SPACE 38 B BAYAMON PR 00961	SANTA ROSA MALL LLC	COMMERCIAL CENTERS MANAGEMENT, INC. P.O. BOX 362983 SAN JUAN PR 00936-2983
1437 E DIXIE DRIVE BOX 145 ASHEBORO NC 27203	JG RANDOLPH II, LLC	C/O CBL &ASSOCIATES MANAGEMENT SUITE 500 - CBL CENTER 2030 HAMILTON PLACE BLVD. CHATTANOOGA TN 37421
1117 SOUTHLAKE MALL MORROW GA 30260	SOUTHLAKE MALL, L.L.C.	C/O GENERAL GROWHT PROP., INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606
1117 SOUTHLAKE MALL MORROW GA 30260	SOUTHLAKE MALL, L.L.C.	C/O GENERAL GROWHT PROP., INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606
1117 SOUTHLAKE MALL MORROW GA 30260	SOUTHLAKE MALL, L.L.C.	C/O GENERAL GROWTH PROP., INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606

865 MARKET STREET SPACE 238 SAN FRANCISCO CA 94103	S.F. SHOPPING CENTRE ASSOCIATES, L.P.	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BLVD FLOOR 12 LOS ANGELES CA 90025
1950 EAST 20TH ST SPACE G705-707 CHICO CA 95928	CHICO MALL, L.P.	C/O CHICO MALL 110 N WACKER DRIVE ATTN: LAW/LSE ADMIN DEPT CHICAGO IL 60606
900 DANA DR SPACE C-34 REDDING CA 96003	SHASTA MALL ASSOCIATES	C/O CORDANO COMPANY 1112-11TH STREET SACRAMENTO CA 95814
444 RICHMOND MALL RICHMOND KY 40475	RICHMOND MALL ASSOCIATES LLC	211 HEWES STREET BROOKLYN NY 11211
7700 E KELLOGG ST SUITE 645 WICHITA KS 67207	SIMON PROPERTY GROUP, LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
7700 E KELLOGG ST SUITE 645 WICHITA KS 67207	SIMON PROPERTY GROUP, LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
7700 E KELLOGG ST SUITE 645 WICHITA KS 67207	SIMON PROPERTY GROUP, LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
1705 W 49TH STREET SPACE 1020 HIALEAH FL 33012	WESTLAND MALL LLC	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD. 11TH FLOOR LOS ANGELES CA 90025
4600 W KELLOGG AVE SPACE J-10 WICHITA KS 67209	TOWNE WEST SQUARE LLC	MS MANAGEMENT ASSOCIATES INC 225 WEST WASHINGTON INDIANAPOLIS IN 46204
600 E NORTHERN LIGHTS BLV SPACE 172 ANCHORAGE AK 99503	ANCHORAGE SHOPPING CENTER LLC	C/O CARR GOTTSTEIN PROPERTIES 4000 W. DIMOND BLVD., SUITE 240 ANCHORAGE AK 99502
27001 US HWY 19 NORTH SUITE 1053 CLEARWATER FL 33761	BELLWETHER PROPERTIES OF FLORIDA ( LIMITED)	WESTFIELD CORPORATION INC. 11601 WILSHIRE BOULEVARD, 12TH FLOOR LOS ANGELES CA 90025
4465 POPLAR AVENUE SPACE 1110A MEMPHIS TN 38117	SHOPPING CENTER ASSOCIATES	C/O M.S. MANAGEMENT ASSOC., INC 115 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
1216 GARDEN STATE PLAZA PARAMUS NJ 076522416	WESTLAND GARDEN STATE PLAZA, LP	C/O WESTFIELD CORPORATION, INC 11602 WILSHIRE BOULEVARD, 13TH FLOOR/ATTN:OPERATIONS MGR LOS ANGELES CA 90026
1216 GARDEN STATE PLAZA PARAMUS NJ 076522416	WESTLAND GARDEN STATE PLAZA, LP	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BOULEVARD, 12TH FLOOR/ATTN:OPERATIONS MGR LOS ANGELES CA 90025
6000 WEST MARKHAM SUITE 2098 LITTLE ROCK AR 72205	CBL/PARK PLAZA MALL, LLC	C/O CBL & ASSOC. MGMT INC. 2030 HAMILTON PLACE BLVD., SUITE 500 CHATTANOOGA TN 37421-6000
400 MILL AVENUE SE SPACE 525 NEW PHILADELPHIA OH 44663	GLIMCHER PROPERTIES LIMITED PARTNERSHIP	150 EAST GAY STREET ATTN: GENERAL COUNSEL COLUMBUS OH 43215

2550 SOMERSVILLE RD SPACE 67 ANTIOCH CA 94509	THE MACERICH PARTNERSHIP, L.P.	C/O THE MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD,SUITE 700 SANTA MONICA CA 90401
3849 S DELSEA DRIVE SUITE B11 VINELAND NJ 08360	C/O PREIT SERVICES, LLC	ATTN: GENERAL COUNSEL THE BELLEVUE - 3RD FLOOR 200 SOUTH BROAD STREET PHILADELPHIA PA 19102
1401 ROUTE 300 SUITE 165 NEWBURGH NY 12550	NEWBURGH CAPITAL GROUP, LLC	C/O URBAN RETAIL PROPERTIES CO 900 NORTH MICHIGAN AVENUE ATTN:PRESIDENT,MANAGEMNET CO. CHICAGO IL 60611
441 EAST 34TH STREET CHICAGO IL 60616-4108	DK RETAIL SERVICES	C/O DRAPER & KRAMER 33 WEST MONROE STREET CHICAGO IL 60603
366 W 14 MILE RD TROY MI 48083	URBANCAL OAKLAND MALL, LLC	URBAN RETAIL PROPERTIES LLC ATTN: LEN W. TOBIASKI 900 NORTH MICHIGAN AVENUE, SUITE 900 CHICAGO IL 60611
454 STROUD MALL ROUTE 611 STROUDSBURG PA 183601147	STROUD MALL, LLC	CBL & ASSOCIATES PROPERTIES INC./CBL CENTER/2030 HAMILTON PLACE BLVD. SUITE 500 CHATTANOOGA TN 37421-6000
400 PINE STREET SUITE 008 SEATTLE WA 98101	WESTLAKE CENTER ASSOCIATES, LP	GENERAL GROWTH PROPERTIES, INC COLUMBIA REGIONAL OFFICE 1601 FIFTH AVENUE SUITE 400 SEATTLE WA 95101
1 SANGERTOWN SQ STE 90A NEW HARTFORD NY 13413-1521	SANGERTOWN SQUARE LLC	THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202-1078
4801 OUTER LOOP RD SPACE D-644 LOUISVILLE KY 40219	JEFFERSON MALL COMPANY II, LLC	CBL & ASSOCIATES MGMT, INC CBL CENTER CENTER, SUITE 500 2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421
630 OLD COUNTRY RD SPACE 1124B GARDEN CITY NY 11530	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
630 OLD COUNTRY RD SPACE 1124B GARDEN CITY NY 11530	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
5266 KINGS PLAZA BROOKLYN NY 11234	ALEXANDER’S KINGS PLAZA, LLC	C/O VORNADO REALTY TRUST 210 ROUTE 4 EAST ATTN: EXECUTIVE VICE PRESIDENT-RETAIL DIVISION PARAMUS NJ 07652
3650 W M LUTHER KING BLVD SPACE 264 LOS ANGELES CA 90008-1765	CAPRI URBAN BALDWIN, LLC	300 NORTH LAKE AVENUE, SUITE# 620 PASADENA CA 91101
3500 S MERIDIAN SPACE 320 PUYALLUP WA 98373	THE CAFARO NORTHWEST PARTNERSHIP	2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN OH 44504
50 MASSACHUSETTS AVE NE SPACE C-135 WASHINGTON DC 20002	UNION STATION INVESTCO, LLC	MANGEMENT OFFICE 2W/40 MASSACHUSETTS AVENUE, NE WASHINGTON DC 20002-4225

1751 COLUMBIA ROAD NW WASHINGTON DC 20009	COLUMBIA ROAD II LLC	C/O COMBINED PROPERTIES 1255 22ND STREET, N.W., 6TH FLOOR WASHINGTON DC 20037
3831 W VINE STREET SUITE 13 KISSIMMEE FL 34741	D/B/A OSCEOLA SQUARE MALL	C/O METRO EQUITY MANAGEMENT LLC PO BOX 967 20730 HOLYOKE AVENUE LAKEVILLE MN 550444
1441 TAMIAMI TRAIL SPACE 751 PORT CHARLOTTE FL 33948	PORT CHARLOTTE MALL, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
4200 PORTSMOUTH BLVD SPACE 760 CHESAPEAKE VA 23321	CHESAPEAKE MALL, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
3661 EISENHOWER PKWY PO BOX 25141 MACON GA 31206	MACON MALL LLC	C/O JONES LANG LASALLE AMERICAS, INC 3344 PEACHTREE ROAD NE, STE 1200 ATTN: PRESIDENT & CEO, RETAIL ATLANTA GA 30326
3919 LAFAYETTE ROAD SPACE 364 INDIANAPOLIS IN 46254	CINEMA VETERANS, LLC	C/O ASHKENAZY ACQUISITION CORPORATION 433 5TH AVE, 2ND FL NEW YORK NY 10016
7580 CRESTWOOD BLVD SUITE 210 BIRMINGHAM AL 35210	CENTURY PLAZA LLC	C/O GENERAL GROWTH PROPERTIES, INC 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMINISTRATION CHICAGO IL 60606
7580 CRESTWOOD BLVD SUITE 210 BIRMINGHAM AL 35210	CENTURY PLAZA LLC	C/O GENERAL GROWTH PROPERTIES, INC 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMINISTRATION CHICAGO IL 60606
7580 CRESTWOOD BLVD SUITE 210 BIRMINGHAM AL 35210	CENTURY PLAZA LLC	C/O GENERAL GROWTH PROPERTIES, INC 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMINISTRATION CHICAGO IL 60606
1480 CONCORD PKWY NORTH SUITE 320 CONCORD NC 28025	CAROLINA MALL, LLC	C/O HULL STOREY RETAIL GROUP 3632 WHEELER ROAD AUGUSTA GA 30909
14200 E ALAMEDA AVE SPACE 512 AURORA CO 80012	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
901 AVE OF THE AMERICAS SPACE 170, BOX 112 NEW YORK NY 10001	VNO 100 WEST 33RD STREET, LLC	C/O VORNADO REALTY TRUST 210 ROUTE 4 EAST ATTN: EXECUTIVE VP, RETAIL REAL ESTATE DIVISION PARAMUS NJ 07652
5801 DUKE ST SUITE E152 & E156 ALEXANDRIA VA 22304	LANDMARK MALL, L.L.C.	C/O GGP IVANHOE II, INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606
2350 MIRACLE MILE RD SUITE 250 BULLHEAD CITY AZ 86442	RIVERVIEW MALL, LLC	COMMERICAL PROPERTY DIVISION 1900 SOUTH SEPULVEDA BLVD, SUITE# 212 LOS ANGELES CA 90025
7014 E CAMELBACK RD SPACE 2064 SCOTTSDALE AZ 85251	SCOTTSDALE FASHION SQUARE, LLC	7014-590 EAST CAMELBACK ROAD SCOTTSDALE AZ 85251

500 N JACKSON RD SPACE D-4 PHARR TX 78577	MCALLEN LEVCAL LLC.	LEVCOR, INC. ATTN: BRONWEN HARBOUR 9660 KATY FREEWAY HOUSTON TX 77055
3702 FREDERICK BLVD SPACE 122 ST. JOSEPH MO 64506	BELT HIGHWAY LP	EAST HILLS MALL C/O THE MANAGEMENT OFFICE 3702 FREDERICK BLVD. ST. JOSEPH MO 64506
S 999 WASHINGTON ST 152 EMERALD SQ,SPC W119 NORTH ATTLEBOROUGH MA 02760-3642	MAYFLOWER EMERALD SQUARE LLC	C/O SIMON PROPERTY GROUP LP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
390 MAIN STREET BUFFALO NY 14202	VIOLET REALTY, INC	2100 LIBERTY BUILDING 420 MAIN STREET BUFFALO NY 14202
6528 REISTERSTOWN RD BALTIMORE MD 21215	REISTERSTOWN PLAZA	ASSOCIATES, LLC INLAND NORTHWEST MGMT. CORP. 6564 REISTERSTOWN ROAD BALTIMORE MD 21215
13711 FOOTHILL BLVD SYLMAR CA 91342	SUSAN SANDELMAN AS TRUSTEE OF	MUFFREY TRUST / C/O KIN PROPERTIES INC / SUITE 100 185 N.W. SPANISH RIVER BLVD. BOCA RATON FL 33431-4230
11719 WEBB CHAPEL RD DALLAS TX 75229-2436	SUSAN SANDELMAN AS TRUSTEE OF MASCOT TRUST	C/O KIN PROPERTIES 185 N.W. SPANISH RIVER BLVD., SUITE 100 TENANT#100001083 BOCA RATON FL 33431-4230
4315 DALE BLVD DALE CITY VA 22193	INTERSTATE MANAGEMENT, INC.	5533 MAPLEDALE PLAZA DALE CITY VA 22193
856 ROUTE 70 BRICKTOWN NJ 08723	SUSAN SANDELMAN AS TRUSTEE OF	ANEFF TRUST/C/O KIN PROPERTIES INC./185 N.W. SPANISH RIVER BLVD/SUITE100/TENANT#100001098 BOCA RATON FL 33431-4230
5959 TRIANGLE TOWN BLVD SUITE FU-2033 RALEIGH NC 27616	TRIANGLE TOWN CENTER, LLC	CBL & ASSOCIATES MGMT, INC. 5959 TRIANGLE TOWN BLVD, SUITE#2072 RALEIGH NC 27616
4300 E CHARLESTON BLVD LAS VEGAS NV 89104	FOG CAP RETAIL INVESTORS, LLC	1410 SW JEFFERSON STREET ATT: ANDREW WIEDERHORN PORTLAND OR 97201
216 EAST 161ST SUITE 40 BRONX NY 10451	CP ASSOCIATES LLC	C/O JEFFREY MANAGEMENT CORP. 370 SEVENTH AVENUE ATTN: JEFFREY M. GOLD NEW YORK NY 10001
2370 NORTH EXPRESSWAY SUITE 1476 BROWNSVILLE TX 78526	CBL SM-BROWNSVILLE, LLC	C/O CBL & ASSOCIATES, INC. 2030 HAMILTON PLACE BOULEVARD, SUITE 500 CHATTANOOGA TN 37421
2401 S STEMMONS FREEWAY SUITE 1028 LEWISVILLE TX 750672300	VISTA RIDGE JOINT VENTURE	C/O GENERAL GROWTH RPOPERTIES, INC. 110 N. WACKER DRIVE ATTN: LAW/LEASE ADMIN DEPT. CHICAGO IL 60606

1504 OLD COUNTRY ROAD WESTBURY NY 11590	W & S ASSOCIATES, L.P.	C/O M.S. MANAGEMENT ASSOC., INC NATIONAL CITY CENTER 115 W. WASHINGTON INDIANAPOLIS IN 46204
1254 E MEYER BLVD KANSAS CITY MO 64131	LANDING VENTURE ASSOCIATES	C/O BLOCK & COMPANY, INC. 605 W. 47TH STREET, SUITE 200 KANSAS CITY MO 64112
159 WEST COUNTY CENTER DES PERES MO 63131	WEST COUNTY CENTER LLC	CBL & ASSOCIATES MANAGEMENT, INC SUITE 500, CBL CENTER 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421
1689 ARDEN WAY SUITE 2090 SACRAMENTO CA 95815	ARDEN FAIR ASSOCIATES LP	MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD,SUITE 700 SANTA MONICA CA 90407
1689 ARDEN WAY SUITE 2090 SACRAMENTO CA 95815	ARDEN FAIR ASSOCIATES LP	MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD,SUITE 700 SANTA MONICA CA 90407
98-1005 MOANALUA ROAD SUITE 561 AIEA HI 96701-4773	WATERCRESS ASSOCIATES, LP, LLLP	C/O MMI REALTY SERVICES, INC. 2 NORTH LAKE AVENUE #450 PASADENA CA 91101-1858
15280 GRAND RIVER AVE DETROIT MI 48227	FIRST ATWATER, L.L.C.	27600 NORTHWESTERN HIGHWAY, SUITE 200 SOUTHFIELD MI 48034
1105 WALNUT STREET SPACE H121 CARY NC 27511	CARY VENTURE LIMITED PARTNERSHIP	AND BELK-HUDSON-LEGGETT CO. C/O CBL & ASSOCIATES INC/2030 HAMILTON PLAVE BLVD. SUITE 500 CHATTANOOGA TN 37421
1133 SAINT VINCENT AVE SPACE 190 SHREVEPORT LA 71104	MALL ST VINCENT	C/O GENERAL GROWTH MGMT INC. 110 N. WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
3400 FOREST DRIVE SUITE 2078 COLUMBIA SC 29204	OBERLIN ANTHONY LLC	C/O ANTHONY & CO. ATTN: DONALD J. HYNEMAN 702 OBERLIN ROAD, SUITE # 400 RALEIGH NC 27605
451 E ALTAMONTE DRIVE SPACE 2365 ALTAMONTE SPRINGS FL 327014620	ALTAMONTE MALL	C/O ALTAMONTE MALL VENTURE ATTN: LAW/LEASE ADMINISTRATION 110 N. WACKER DRIVE CHICAGO IL 60606
230 W HURON ROAD SUITE 72.01 CLEVELAND OH 44113	TOWER CITY PROPERTIES LTD	AN OHIO LIMITED PARTNERSHIP TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1100 CLEVELAND OH 44113-2267
12531 STATE RD 535 SPACE N ORLANDO FL 32836	TCAM CORE PROPERTY FUND OPERATING LP	JONES LANG LASALLE 100 EAST SYBELIA SUITE 160 MAITLAND FL 32751
5401 S WENTWORTH AVE SUITE 8A CHICAGO IL 60609-6341	EAST LAKE MANAGEMENT &	DEVELOPMENT CORP. 2850 S. MICHIGAN AVENUE CHICAGO IL 60616

DOWNTOWN GROUND LEVEL NEW YORK NY 10003	BRAM WILL EL CORPORATION	SOL HERSKOWITZ, ATTORNEY AT LAW 1125 EAST 28TH STREET BROOKLYN NY 11210
744 BANKHEAD HIGHWAY CARROLLTON GA 30117	FOG CAP RETAIL INVESTORS, LLC	1410 SW JEFFERSON STREET ATTN: ANDREW WIEDERHORN PORTLAND OR 97201
9268-01 LEM TURNER RD JACKSONVILLE FL 32208	JALI LLC	C/O KIN PROPERTIES 185 N.W. SPANISH RIVER BLVD. SUITE 100 BOCA RATON FL 33431-4230
3333 WEST TOUHY AVENUE SPACE E-2 LINCOLNWOOD IL 60712	SIMON PROPERTY GROUP, LP	C/O M.S. MGMT ASSOCIATES, INC. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
11700 PRINCETON PIKE SPACE D215 CINCINNATI OH 45246	TRI COUNTY MALL, LLC	C/O DEVELOPERS DIVERSIFIED REALTY CORPORATION ATTN: DIRECTOR OF MALL MANAGEMENT 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
1 YORK GALLERIA SPACE 132 YORK PA 17402	YORK GALLERIA LIMITED PARTNERS	HIP/CBL & ASSOCIATES PROPERTIE S, INC./CBL CENTER/2030 HAMILT ON PLACE BOULEVARD/SUITE 500 CHATTANOOGA TN 37421-6000
11110 MALL CIRCLE PO BOX 6007 WALDORF MD 20603	CHARLES MALL COMPANY LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
3162 STEINWAY STREET ASTORIA NY 11103-3909	METROPOLITAN MANAGEMENT LLC	C/O ELYSEE INVESTMENT COMPANY 601 WEST 182ND STREET NEW YORK NY 10033
LOCAL 6 LOS VETERANOS AVE GUAYAMA PR 00784	PLAZA GUAYAMA, S.E.	ADMINISTRATIVE OFFICE STATE ROAD #3 KM 134.7 GUYAMA PR 00784
2150 E WALNUT AVE SPACE 22 DALTON GA 30721	WALNUT SQUARE ASSOCIATES L.P.	C/O CBL & ASSOCIATES MGMT, INC. CBL CENTER, SUITE 500 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421
2441 WHISKEY ROAD S SPACE 645 AIKEN SC 29803	AIKEN MALL ACQUISTION LLC	LAKE STAR MANAGEMENT 930 EAST 66TH STREET INDIANAPOLIS IN 46220
40 BETANCES ST BAYAMON PR 00961	KANAR, S.E.	72 PONCE STREET SAN JUAN PR 00917
4350 24TH AVENUE SPACE 414 FORT GRATIOT MI 48059-3852	BIRCHWOOD MALL	C/O BIRCHWOOD MALL PARTNERS L.L.C. 110 NORTH WACKER DRIVE CHICAGO IL 60606
2215 MEMORIAL DRIVE SUITE 6 WAYCROSS GA 31501	THE MALL AT WAYCROSS	KOLB, WHEELER & WALTERS AT WAYCROSS, LLC/C/O WHEELER/KOLB MGMT. CO./P.O. BOX 957209 DULUTH GA 30095
6725 BLACK HORSE PIKE UNIT 24 EGG HARBOR TOWNSHIP NJ 082343904	SHORE MALL ASSOCIATES, L.P.	44 SOUTH BAYLES AVENUE, SUITE 304 PORT WASHINGTON NY 11050

604 SOUTH STREET PHILADELPHIA PA 19147	AXELROD-GIANNASCOLI REALTY	GROUP I 400 POST AVENUE, SUITE 307 WESTBURY NY 11590
1100 SOUTH HAYES STREET SPACE 3046 ARLINGTON VA 22202	FASHION CENTRE ASSOCIATES, LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
4717 JOHNSON DRIVE MISSION KS 66205	MISSION DEVELOPERS LLC	C/O COPAKEN, WHITE & BLITT 8900 STATE LINE ROAD, SUITE 333 LEAWOOD KS 66206
4950 PACIFIC AVENUE SPACE 133 STOCKTON CA 95207	WTM GLIMCHER LLC	GLIMCHER PROPERTIES LP ATTN: GENERAL COUNSEL 150 EAST GAY STREET COLUMBUS OH 43215
1600 N JACKSON STREET SUITE 239 TULLAHOMA TN 37388	NORTHGATE LTD LIABILITY CO	C/O THE MATTIACE COMPANY 125 S. CONGRESS STREET, 18TH FLOOR JACKSON MS 39201
100 COLUMBIANA CIRCLE SPACE 1414 COLUMBIA SC 29212	COLUMBIANA CENTRE	GGP-COLUMBIANA TRUST ATTN: LAW/LEASE DEPT. 110 NORTH WACKER CHICAGO IL 60606
2751 EASTLAND MALL COLUMBUS OH 43232	EM COLUMBUS II, LLC	C/O GLIMCHER PROPERTIES LIMITED PARTNERSHIP ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
2751 EASTLAND MALL COLUMBUS OH 43232	EM COLUMBUS II, LLC	C/O GLIMCHER PROPERTIES LIMITED PARTNERSHIP ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
139 PALMER PARK MALL EASTON PA 18045	PR PALMER PARK MALL LIMITED PARTNERSHIP	PREIT SERVICES, LLC ATTN:GENERAL COUNSEL 200 BROAD STREET, 3RD FLOOR PHILADELPHIA PA 19102
319 W LEXINGTON ST BALTIMORE MD 21201	THE MAX GROUP INC	11100 REISTERTOWN ROAD OWINGS MILLS MD 21117
48 S RIO GRANDE ST SPACE 2076 SALT LAKE CITY UT 84101	INLAND WESTERN SALT LAKE CITY GATEWAY LLC	2901 BUTTERFIELD ROAD OAK BROOK IL 60523
2744 N ROOSEVELT BLVD KEY WEST FL 33040	LPI/KEY WEST ASSOCIATES, LTD.	2720-A N. ROOSEVELT BLVD. KEY WEST FL 33040
2872 E 3RD STREET SPACE C-3 BLOOMINGTON IN 47401	SIMON PROPERTY GROUP LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
1125F COLUSA HWY SPACE D-403 YUBA CITY CA 959913665	STEADFAST YUBA CITY I, LLC	STEADFAST YUBA CITY II, LLC C/O STEADFAST COMPANIES 20411 S.W. BIRCH ST. STE 200 NEWPORT BEACH CA 92660
78 LOWER ALABAMA ST SW ATLANTA GA 30303-3174	CV UNDERGROUND, LLC	50 UPPER ALABAMA STREET SUITE 007 ATLANTA GA 30303
78 LOWER ALABAMA ST SW ATLANTA GA 30303-3174	CV UNDERGROUND, LLC	50 UPPER ALABAMA STREET SUITE 007 ATLANTA GA 30303

194 BUCKLAND HILLS DR SUITE 2018 MANCHESTER CT 06040	PAVILLIONS @ BUCKLAND HILLS	LLC 194 BUCKLAND HILLS DRIVE MANCHESTER CT 06040
159 EAST 86TH ST NEW YORK NY 100282106	161 EAST 86TH STREET COMPANY LLC	KENNETH S. FRIEDLAND 250 WEST 49TH STREET SUITE 305 NEW YORK NY 10019
1485 BLVD MIGUEL POU SUITE 243 PONCE PR 00717-2719	CENTRO DEL SUR MALL, LLC	P.O. BOX 362983 SAN JUAN PR 00936-2983
14045 ABERCORN ST BOX 138 SPACE 2618 SAVANNAH GA 31419	SSF SAVANNAH PROPERTIES, LLC	C/O JSS ADVISORS, LLC 120 E. 56TH STREET SUITE 500 NEW YORK NY 10022
14500 W COLFAX AVENUE SUITE 305 LAKEWOOD CO 80401	COLORADO MILLS, LP	C/O SIMON PROPERTY GROUP 225 W/ WASHINGTON ST. INDIANAPOLIS IN 46204-3438
470 LEWIS AVENUE SPACE 30 MERIDEN CT 06451	MERIDEN SQUARE #2, #3 LLC	11601 WILSHIRE BOULEVARD 11TH FLOOR LOS ANGELES CA 90025
1232 METROCENTER SPACE 106 JACKSON MS 39209-7518	JACKSON METROCENTER MALL LTD.	CANNON COMMERCIAL RE: METROCENTER MALL 10850 WILSHIRE BLVD. STE 1050 LOS ANGELES CA 90024
5006 STATE HWY 23 STE 23 ONEONTA NY 13820-4501	ROUTE 23 ASSOCIATES, LLC	FAMECO MANAGEMENT SERVICES ASSOC. LP 633 WEST GERMANTOWN PIKE, SUITE# 200 PLYMOUTH MEETING PA 19462
4907 9 MILE ROAD SPACE A 300 RICHMOND VA 23223	TEALCO, INC.	C/O MORTON G. THALHIMER, INC. P.O. BOX 702 RICHMOND VA 23206
2100 FLORENCE MALL FLORENCE KY 41042	FLORENCE MALL L.L.C.	C/O GENERAL GROWTH PROPERTIES 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
5243 NORMANDY BLVD JACKSONVILLE FL 32205	SUSAN SANDELMAN AS TRUSTEE OF	THE MUFFREY TRUST/C/O KIN PROP ERTIES INC/185 NW SPANISH RIVE R BLVD/SUITE100TENANT100001102 BOCA RATON FL 33431-4230
24201 W VALENCIA BLVD SUITE 1265 VALENCIA CA 91355	VALENCIA TOWN CENTER VENTURE, LP	WESTFIELD CORPORATION, INC. 11601 WILSHIRE BOULEVARD 11TH FLOOR LOS ANGELES CA 90025
24201 W VALENCIA BLVD SUITE 1265 VALENCIA CA 91355	VALENCIA TOWN CENTER VENTURE, LP	WESTFIELD CORPORATION, INC. 11601 WILSHIRE BOULEVARD 11TH FLOOR LOS ANGELES CA 90025
715A EAST SIBLEY BLVD DOLTON IL 60419	BAYVIEW ASSOCIATES	C/O KIN PROPERTIES, INC. 185 N.W. SPANISH RIVER BLVD. SUITE 100 /TENANT# 100001182 BOCA RATON FL 33431-4230
15602 EMERALD WAY BOWIE MD 20716	BOWIE MALL COMPANY, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204

9020-A WOODYARD ROAD CLINTON MD 20735	JIM HALL REAL ESTATE	C/O JULIE HALL MARSHALL 7952 OLD BRANCH AVENUE CLINTON MD 20735
670 E PRATER WAY SPACE 102 SPARKS NV 89431	JALI LLC	C/O KIN PROPERTIES INC. 185 N.W. SPANISH RIVER BLVD. SUITE 100 BOCA RATON FL 33431-4230
22500 TOWN CIRCLE SPACE 2196 MORENO VALLEY CA 92553	GGP-MORENO VALLEY, INC.	MORENO VALLEY MALL C/O GGP-MORENO VALLEY INC. 110 N. WACKER DR. CHICAGO IL 60606
8000 JESUS T PINERO AVE SUITE 119 CAYEY PR 00736	DDR CAYEY LLC SE	DDR PR VENTURES II LLC 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
3149 INTERSECTION 584 SPACE B4 JUANA DIAZ PR 00795	PLAZA JUANA DIAZ, INC	URB COLLEGEVILLE 2004 ABERDEEN STREET GUAYNABO PR 00969-4725
488 OAK TREE AVENUE SOUTH PLAINFIELD NJ 07080	KRIYA REALTY CORPORATION	2098 CHURCH AVENUE SCOTCH PLAINS NJ 07076
SPACE #3 ORLANDO FL 32808	POSTELL ENTERPRISES, INC.	HARVEY, COVINGTON & THOMAS LLC 498 PALM SPRINGS DRIVE SUITE 100 ALTAMONTE SPRINGS FL 32701
4414 MENAUL BLVD N.E. SUITE 1 ALBUQUERQUE NM 87110	MUFFREY, LLC	C/O KIN PROPERTIES, INC. 185 N.W. SPANISH RIVER BLVD. SUITE100-TENANT#100001057 BOCA RATON FL 33431-4230
375B YORK ROAD WARMINSTER PA 18974	SANFORD SANDELMAN AS TRUSTEE OF MASUE TRUST	C/O KIN PROPERTIES INC 185 N.W. SPANISH RIVER BLVD, SUITE100 TENANT#100001072 BOCA RATON FL 33431-4230
5342 HOLLISTER AVENUE SANTA BARBARA CA 93111	WINVEN REALTY, L.L.C.	C/O WIN PROPERTIES, INC. 10 RYE RIDGE PLAZA SUITE 200 RYE BROOK NY 10573
3000 GATEWAY ST STE 612 SPRINGFIELD OR 97477-1061	GATEWAY MALL PARTNERS, C/O	GENERAL GROWTH PROPERTIES, INC. AGENT, 400 SOUTH HIGHWAY 169 SUITE 800 MINNEAPOLIS MN 55426
1770 RED CLIFF DR SUITE 192 ST. GEORGE UT 84790-8161	RED CLIFFS MALL	PRICE DEVELOPMENT COMPANY LP LAW/LEASE ADMINISTRATION DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
3450 WRIGHTSBORO RD SPACE 1109 AUGUSTA GA 30909	AUGUSTA MALL PARTNERSHIP	GENERAL GROWTH PROPERTIES, INC. 10275 LITTLE PATUXENT PKWY ATTN: LAW/LEASING AND OPERATIONS COLUMBIA MD 21044-3456
2600 BEACH BLVD BILOXI MS 39531	AMERICAN NATIONAL INSURANCE CO.	JIM WILSON & ASSOCIATES, INC. 2660 EASTCHASE LANE SUITE 100 MONTGOMERY AL 36117

201 SOUTH ESTES DRIVE SPACE A-12 CHAPEL HILL NC 27514	MADISON UNIVERSITY MALL, LLC	ATTN: PAUL ANDREWS, CFO 2001 PENNSYLVANIA AVENUE, NW 10TH FLOOR WASHINGTON, DC 20006
6317 DELMAR BLVD UNIVERSITY CITY MO 63130	FORDYCE PROPERTIES LLC	ATTN: BART BOUCHEIN 1516 SOUTH BRENTWOOD BOULEVARD SUITE 102 ST. LOUIS MO 63144
1001 BARNES CROSSING ROAD BOX 23 TUPELO MS 38804	TUP 130, LLC	DAVID HOCKER & ASSOCIATES, IN 1901 FREDERICA STREET OWENSBORO KY 42301-4818
3 SOUTH TUNNEL RD SPACE K12 ASHEVILLE NC 28805	ASHEVILLE LLC	CBL & ASSOCIATES PROPERTIES, INC./CBL CENTER/2030 HAMILTON PLACE BOULEVARD/SUITE 500 CHATTANOOGA TN 37421-6000
SPACE 10/11/12 ST. CROIX VI 00820	SUNNY ISLE DEVELOPERS LLC	P.O. BOX 5994 SUNNY ISLE STATION CHRISTIANSTAD ST. CROIX VI 00823
79 S 69TH STREET UPPER DARBY PA 19082	69TH STREET RETAIL MALL LP	AAC MANAGEMENT CORP ATTN: JIMENA WATSON 433 5TH AVENUE SUITE# 400 NEW YORK NY 10016
2101 E 71ST STREET CHICAGO IL 60649	JEFFREY PLAZA INVESTORS LLC	GRUBB & ELLIS MGMT SVCS INC 500 WEST MONROE SUITE# 2800 CHICAGO IL 60661
6555 E SOUTHERN AVE SUITE 2306 MESA AZ 85206	EAST MESA ASSOCIATES	11411 NORTH TATUM BOULEVARD PHOENIX AZ 85028
4750 N DIVISION ST BOX 256 SPOKANE WA 99207	NORTH TOWN MALL	PRICE SPOKANE LIMITED PARTNERSHIP 110 N WACKER DRIVE ATTN: LAW/LEASE ADMINISTRATION CHICAGO IL 60606
1233 W AVENUE P SPACE 221 PALMDALE CA 93551	ANTELOPE VALLEY MALL DEVELOPERS LTD	TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1100 CLEVELAND OH 44113-2267
613 N BERKELEY BLVD SUITE C GOLDSBORO NC 275343470	BERKELEY MALL, LLC	720 SOUTH LAFAYETTE ST. P.O. BOX 146 SHELBY NC 28150
250 GRANITE STREET BRAINTREE MA 02184	BRAINTREE PROPERTY ASSOCIATES LP	C/O M.S. MANAGEMENT ASSOCIATES 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
250 GRANITE STREET BRAINTREE MA 02184	BRAINTREE PROPERTY ASSOCIATES LP	C/O M.S. MANAGEMENT ASSOCIATES 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
LOCAL 38 YAUCO PR 00698	B.V. PROPERTIES, INC.	YAUCO PLAZA 1 SHOPPING CENTER 137 YAUCO PR 00698
3929 MCCAIN BLVD SPACE E2 NORTH LITTLE ROCK AR 72116	MCCAIN MALL COMPANY, L.P.	C/O SIMON PROPERTY GROUP, INC 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438

2829 MISSION STREET SAN FRANCISCO CA 94110	CHARLES R. GONZALES	1212 H EL CAMINO REAL #153 SAN BRUNO CA 94066
82-227 HWY 111 SPACE C-14 INDIO CA 92201	PASEO GROUP	C/O INDIO FASHION MALL 82-227 HIGHWAY III SUITE D-16 INDIO CA 92201
10300 SOUTHSIDE BLVD SPACE 167 JACKSONVILLE FL 32256	JACKSONVILLE AVENUES L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
10300 SOUTHSIDE BLVD SPACE 167 JACKSONVILLE FL 32256	JACKSONVILLE AVENUES L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
10300 SOUTHSIDE BLVD SPACE 167 JACKSONVILLE FL 32256	JACKSONVILLE AVENUES L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
3251 20TH AVE SPACE 266 SAN FRANCISCO CA 94132	GGP-SL LLC & STONESTOWN SHOPPING CENTER L.P.	110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMINISTRATION CHICAGO IL 60606
3251 20TH AVE SPACE 266 SAN FRANCISCO CA 94132	STONESTOWN SHOPPING CENTER LP	GGP-SL, LLC 3251 TWENTIETH AVENUE, SUITE 300 SAN FRANCISCO CA 94132
10 W DE LA GUERRA PLACE SANTA BARBARA CA 93101	SPHEAR INVESTMENTS, LLC	THE PAVILION 200 E. CARRILLO STREET SUITE 200 SANTA BARBARA CA 93101
PR 155 KM 37.2 VEGA BAJA PR 00693	DDR VEGA BAJA LLC SE	DDR PR VENTURES II LLC 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
2476 SAINT LOUIS GALLERIA ST. LOUIS MO 63117	SAINT LOUIS GALLERIA L.L.C.	C/O GENERAL GROWTH PROPERTIES 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
1101 MELBOURNE RD SUITE 3020 HURST TX 76053	SIMON PROPERTY GROUP(TEXAS)LP	C/O MS MANAGEMENT ASSOC. INC. NATIONAL CITY CENTER 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
2050 PONCE BY-PASS SUITE 170 PONCE PR 00717	PLAZA DEL CARIBE, S.E.	P.O. BOX 363268 SAN JUAN PR 00936-3268
3921 BROADWAY RD SUITE B GARLAND TX 75043	HARRY D. ASTON	THE ASTON COMPANY P.O. BOX 1988 ROWLETT TX 75030
3200 LAS VEGAS BLVD SOUTH SPACE 1640 LAS VEGAS NV 89109-2612	FASHION SHOW MALL	FASHION SHOW MALL, LLC ATT:LAW/LEASE ADMINISTRATION DEPARTMENT 110 N. WACKER DRIVE CHICAGO IL 60606
375 AVE CASTO PEREZ SAN GERMAN PR 006834700	DDR OESTE LLC, S.E.	DDR PR VENTURES II LLC 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
5615 WEST HOPE AVENUE, SUITE 101 MILWAUKEE WI 53216	INLAND US MANAGEMENT LLC/BLDG # 6090	ATTN: MIKE LAPIETRA-PROPERTY MANAGER 2901 BUTTERFIELD ROAD OAK BROOK IL 60523

10000 COORS BYPASS NW SUITE F15 ALBUQUERQUE NM 871144074	SIMON PROPERTY GROUP, L.P.	M.S. MANAGEMENT ASSOCIATES INC. NATIONAL CITY CENTER 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
1031 EASTDALE MALL SPACE B-1 MONTGOMERY AL 36117	EASTDALE MALL, LLC	C/O ARONOV REALTY MGMT. INC. 3500 EASTERN BOULEVARD ATTN: LEGAL DEPARTMENT MONTGOMERY AL 36116-1781
28 W 4TH STREET SUITE B14,15 CINCINNATI OH 45202	POWELLTON HOLDINGS, LLC	TOWER PLACE P.O. BOX 526 BRONX NY 10471
10000 EMMETT F. LOWRY EX SPACE 1076 TEXAS CITY TX 77591	BRENTWOOD GROUP 1 & 2	10,000 EMMETT F. LOWRY SUITE 0001 TEXAS CITY TX 77591
2825 WEST MAIN UNIT 70 BOZEMAN MT 59715	GALLATIN MALL GROUP, LLC	C/O CORNING COMPANIES PO BOX 80510 BILLINGS MT 59108-0510
800 FOXCROFT AVENUE SUITE 8474 MARTINSBURG WV 25401-1829	MARTINSBURG MALL LLC	PRIME RETAIL, L.P. 217 E. REDWOOD STREET, 20TH FL ATTN:THE OFFICE OF GENERAL COUNSEL BALTIMORE MD 21202
1201 BOSTON POST ROAD SPACE 1007 MILFORD CT 06460	THE CONNECTICUT POST LTD PTR	C/O WESTFIELD CORPORATION 11601 WILSHIRE BLVD., 12TH FL. LOS ANGELES CA 90025
2301 DAVE LYLE BLVD SPACE 710 ROCK HILL SC 29730	JTL ROCK HILL, L.L.C	RE: ROCK HILL GALLERIA C/O CYPRESS EQUITIES I, LP 15601 DALLAS PARKWAY,SUITE 400 ADDISON TX 75001
ROAD 2 HWY SPACE G-1 ARECIBO PR 00612	DDR ATLANTICO LLC SE	DDR PR VENTURES II LLC 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
99 ROCKINGHAM PARK BLVD SPACE E-167 SALEM NH 03079	MALL AT ROCKINGHAM, LLC	M.S. MANAGEMENT ASSOCIATES INC. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
3288-3290 W SLAUSON AVE LOS ANGELES CA 90043	WATT MANAGEMENT COMPANY	SLAUSON & CRENSHAW ASSOC 2716 OCEAN PARK BLVD SUITE 3040 SANTA MONICA CA 90405
8712 GARFIELD AVENUE SUITE 101 SOUTHGATE CA 90280	EL PASEO SOUTH GATE, LLC	SVN MANAGEMENT, INC. 9087 ARROW ROUTE SUITE 230 RANCHO CUCAMONGA CA 91730
5125 SOUTH PULASKI CHICAGO IL 60632	MIDWAY SQUARE SHOPPING CENTER LLC	C/O LEARSI & CO., INC. 540 LAKE COOK ROAD, SUITE 180 DEERFIELD IL 60015
1741 EAST 95TH STREET CHICAGO IL 60617-4708	PRINCIPAL LIFE INSUARANCE COMPANY	US EQUITIES ASSET MANAGEMENT LLC 550 W VAN BUREN STREET SUITE 1450 CHICAGO IL 60607
29900 SOUTHFIELD ROAD SOUTHFIELD MI 48076	CENTRO NP SOUTHFIELD (MI) SC, LLC	CENTRO PROPERTIES GROUP ATTN: LEGAL DEPT. 420 LEXINGTON AVENUE, SEVENTH FLOOR NEW YORK NY 10170

1540 NORTH OLDEN AVE EWING NJ 08638	LEVIN PROPERTIES, LP	893-917 US HIGHWAY 22 NORTH PLAINFIELD NJ 07061-0326
3501 WEST CENTURY BLVD SUITE A INGLEWOOD CA 90303	MARKETPLACE AT HOLLYWOOD	PARK L.P. C/O HUGHES INVESTMENTS 23 CORPORATE PLAZA, STE. 245 NEWPORT BEACH CA 92660
2660 EAST 79TH STREET STORE E CHICAGO IL 60649	JANG HAN KIM	76 HOLABIRD CIRCLE HIGHWOOD IL 60040
4018 W NORTH AVE CHICAGO IL 60639	CHANG K. KIM & JEONG J. KIM	7154 N. CROWFORD LINCOLNWOOD IL 60712
3040 SOUTH HALSTED ST CHICAGO IL 60608	CIRCUIT ASSOCIATES LLC	1030 WEST HIGGINS ROAD SUITE# 360 PARK RIDGE IL 60068
59 E COLORADO BLVD PASADENA CA 91105	DANIEL L. MELLINKOFF	RVM PROPERTY MANAGEMENT 87 N. RAYMOND AVENUE SUITE 300 PASADENA CA 91103
721 H STREET NE WASHINGTON DC 20002-3626	H STREET COMMUNITY DEVELOPMENT	CORPORATION, INC. 501 H STREET, N.E. WASHINGTON DC 20002
1600 WEST 13TH STREET SPACE 1A CHICAGO IL 60608-1306	INLAND WESTERN CHICAGO ASHLAND, LLC	MELISSA COHN 2901 BUTTERFIELD ROAD OAKBROOK IL 60523
1731 WEST HOWARD STREET UNIT A CHICAGO IL 60626	SEC CLARK & HOWARD, LLC	RREEF MANAGEMENT COMPANY 3340 PEACHTREE ROAD NE SUITE 250 ATLANTA GA 30326
14296 GRATIOT AVE DETROIT MI 48205-2305	NORTHEAST VILLAGE SHOPPES, LLC	C/O A.F. JONNA MANAGEMENT & DE VELOPMENT COMPANY, LLC 4036 TELEGRAPH ROAD, STE 201 BLOOMFIELD HILLS MI 48302
775 E TREMONT AVENUE BRONX NY 10460-4107	GLOBAL MGMT ENTERPRISES, LLC	2 WEST 45TH STREET SUITE 1506 NEW YORK NY 10036
#42 PHILADELPHIA PA 19139	38 52ND STREET LLC	C/O WHARTON REALTY 500 FIFTH AVENUE 54TH FLOOR NEW YORK NY 10110
3451 ARAMINGO AVENUE PHILADELPHIA PA 19134	A & T ENTERPRISES, LIMITED	PARTNERSHIP 3000 ATRIUM WAY SUITE 219 MT LAUREL NJ 08054
6050 WOODLAND AVE PHILADELPHIA PA 19142-3223	WOODLAND VILLAGE ASSOCIATES	QUAKER PARK 1001 EAST HECTOR STREET SUITE 120 CONSHOHOCKEN PA 19428
1258 FULTON STREET BROOKLYN NY 11216	RAY DEPARTMENT STORE FULTON, INC.	633 MARLBOROUGH ROAD BROOKLYN NY 11226
73 MIAMI FL 33130	GREEN & BARR, INC.	C/O YVES BARROUKH, PRESIDENT 4380 NORTH BAY ROAD MIAMI BEACH FL 33140
6711 PACIFIC BLVD #6713 HUNTINGTON PARK CA 90255-4109	6711 PACIFIC, LLC	C/O JOHN SELBY 1565 HOTEL CIRCLE SOUTH 2ND FLOOR SAN DIEGO CA 92108

2718 WEST IMPERIAL HWY INGLEWOOD CA 90303	UPSIDE CIP, LP	UPSIDE MANAGEMENT CO, INC. 23875 VENTURA BLVD. SUITE 101 CALABASAS CA 91302
2441 ARAMINGO AVE PHILADELPHIA PA 19125	PORT RICHMOND L.L.C. 1	C/O BRENTWAY MANAGEMENT, LLC 44 SOUTH BAYLES AVENUE SUITE 304 PORT WASHINGTON NY 11050
2052 CAMPBELLTON ROAD ATLANTA GA 30311	CPSC, LLC	C/O LINDENBERG REALTY 1048 NORTHSIDE DR NW SUITE 130 ATLANTA GA 30318
1586 WESTCHESTER AVE BRONX NY 10472	STRATFORD ROCHESTER REALTY LLC	FELDCO BLDG, SUITE 201 1029 EAST 163RD STREET BRONX NY 10459
2166 WHITE PLAINS RD BRONX NY 10462	WPR 2166 LLC	317 MADISON AVENUE SUITE 1720 NEW YORK NY 10017
2301 NORTH 29TH STREET SUITE 240/250/260 PHILADELPHIA PA 19132	STRAWBERRY SQUARE SHOPPING	CENTER, LLC C/O ROBERT GASSEL CO., INC P.O. BOX 174 WYNNEWOOD PA 19096-0174
1565-1567 FLATBUSH AVE BROOKLYN NY 11210	FALSONS REALTY CORP.	PO BOX 100845 BROOKLYN NY 11210-0845
532 FIFTH AVENUE BROOKLYN NY 11215	CMJ ASSOCIATES, LLC	C/O JAY S. HABERMAN, ESQ. 150 BROADWAY, SUTE 2206 NEW YORK NY 10038
14300A EUCLID AVE EAST CLEVELAND OH 44112-3402	EUCLID BEERSFORD CORNER LLC	2910 HAMPSHIRE ROAD CLEVELAND OH 44118
3584 MAYFIELD ROAD CLEVELAND HEIGHTS OH 44118	SEVERANCE SPE LEASECO, LLC	C/O SYNDICATED EQUITIES 350 N. LASALLE STREET SUITE 800 CHICAGO IL 60610
4721 SOUTH KEDZIE CHICAGO IL 60632	666 VENTURE	C/O THE TAXMAN CORPORATION 1146 WESTGATE STREET SUITE #215 OAK PARK IL 60301
779 DUDLEY STREET BOSTON MA 02125-2218	VALHALLA, INC.	584 COLUMBIA ROAD DORCHESTER MA 02125
1033 SPRINGFIELD AVE IRVINGTON NJ 07111-2408	IRVINGTON 1033-1039 LLC	JENEL MANAGEMENT CORP. 275 MADISON AVENUE NEW YORK NY 10016
655 WEST ILLINOIS SUITE 235 DALLAS TX 75224	CA NEW PLAN FIXED RATE PARTNERSHIP, L.P.	420 LEXINGTON AVENUE SEVENTH FLOOR NEW YORK NY 10170
990 GULFGATE CENTER MALL HOUSTON TX 77087-3028	HOUSTON GULFGATE PARTNERS, L.P	C/O WULFE & CO. 12 GREENWAY PLAZA SUITE 1500 HOUSTON TX 77046
511 EAST BELT BLVD RICHMOND VA 23224	CIRCLE REALTY LLC	2220 NORTH MERIDIAN STREET INDIANAPOLIS IN 46208-5728
65TH INFANTRY AVENUE KM.6.1:SAN ANTON WARD CAROLINA PR 00979	DDR ESCORIAL LLC SE	DEVELOPERS DIVERSIFIED REALTY CORPORATION ATTN: EXECUTIVE VICE PRESIDENT- LEASING 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
3965 WHITE PLAINS RD SUITE 63 BRONX NY 10466-3027	WHITE PLAINS ROAD REALTY LLC	C/O JEM REALTY 1430 BROADWAY SUITE 1103 NEW YORK NY 10018

3708 BERGENLINE AVENUE UNION CITY NJ 07087	3708-10 BERGENLINE AVENUE, LLC	2247 EAST 66TH STREET BROOKLYN NY 11234
52 SOUTH FOURTH AVENUE MT. VERNON NY 105503105	SOUTH FOURTH HOLDINGS, LLC	C/O JOHN BUDIS 23-17 26TH STREET ASTORIA NY 11105
1410 MORELAND AVE SE ATLANTA GA 30316-3207	MORELAND SHOPPING CENTER, LLC	C/O MIMMS ENTERPRISES, INC. 780 OLD ROSWELL PLACE SUITE# 100 ROSWELL GA 30076
560 BROADWAY BAYONNE NJ 070023825	BEST MANAGEMENT (N.Y.), INC.	15 CENTER DRIVE ROSLYN NY 11576
5452 WHITTIER BLVD COMMERCE CA 900224113	HARVEY CAPITAL CORP	AGENT FOR CIRCLE TRUST 2333 COTNER AVENUE LOS ANGELES CA 90064
2420 STATE STREET EAST ST. LOUIS IL 62205-2321	STATE STREET SHOPPING CENTER, LLC	PRIORITY PROPERTIES 1045 S. WOODS MILL ROAD, STE 1 TOWN & COUNTRY MO 63017
142 SMITH STREET PERTH AMBOY NJ 088614312	DOMINICK SCALI AND	ANGELA SCALI 23-01 80TH STREET BROOKLYN NY 11214
2640 METROPOLITAN PKWY SW ATLANTA GA 30315-7902	TUMLIN ENTERPRISES, INC.	P.O. BOX 508 GRAYSON GA 30017
680 MAIN AVENUE PASSAIC NJ 07055-5115	ESTATE OF HERBERT FLAUM	C/O SPIROS BACKOS WLB MASTER LEASE LLC 777 TERRACE AVENUE HASBROUCK HEIGHTS NJ 07604
142 EAST COMPTON BLVD COMPTON CA 90221	WATT MANAGEMENT COMPANY	COMPTON COMMERCIAL REDEVELOPMENT COMPANY 2716 OCEAN PARK BLVD, SUITE 3040 SANTA MONICA CA 90405
7 XAVIER DRIVE YONKERS NY 10704	BROOKS SHOPPING CENTER LLC	MACERICH COMPANY 401 WILSHIRE BLVD, SUITE# 700 SANTA MONICA CA 90401
SPACE 623 NEW YORK NY 10033	ROSEWOOD HOLDING LLC	617-625 W181ST STREET NEW YORK NY 10013
SPACE 623 NEW YORK NY 10033	ROSEWOOD HOLDING LLC	617-625 W 181ST STREET NEW YORK NY 10013
440 FULTON STREET BROOKLYN NY 112015214	ALLIED PROPERTY GROUP LLC	60 E 42ND ST, STE 1834 NEW YORK NY 10165
2 RENAISSANCE PLAZA ATLANTIC CITY NJ 084017020	RENAISSANCE SHOPPING CENTER, LLC	C/O AAC MGMT CORP. 433 5TH AVENUE, SUITE 400 NEW YORK NY 10016
3651 PAGE BLVD ST. LOUIS MO 63113	MLK PLAZA LP	COMMPROS, INC. 1401 QUAIL STREET, SUITE# 105 NEWPORT BEACH CA 92660
1632 LANSING STREET DETROIT MI 48209-2290	VERNOR HOLDINGS LLC	2137 ALDWIN STREET WEST BLOOMFIELD MI 48324
3194 SOUTH UNIVERSITY DR MIRAMAR FL 33025-3005	ABEL HOMES AT KEYS WINDS, LLC.	13831 SOUTH WEST 59TH STREET, SUITE # 201 MIAMI FL 33183
655 STATE ROUTE 318 SUITE 65B WATERLOO NY 13165-5617	WATERLOO PREMIUM OUTLETS, LLC	C/O CHELSEA PROPERTY GROUP, INC 105 EISHENHOWER PARKWAY ATTN:DIR.OF LEASE ADMIN/GENERA ROSELAND NJ 07068

967 NORTH HOMESTEAD BLVD HOMESTEAD FL 33030-5026	KIMCO DELAWARE, INC.	3333 NEW HYDE PARK ROAD, SUITE 100 P.O. BOX 5020 NEW HYDE PARK NY 11042-0020
3929 VICTORY BLVD SPACE C & D PORTSMOUTH VA 23701	VICTORY ASSOCIATES, L.L.P.	C/O NAI HARVEY LINDSAY 999 WATERSIDE DRIVE, SUITE 1400 NORFOLK VA 23510-3300
5246 MEMORIAL DRIVE SUITE 1102 STONE MOUNTAIN GA 30083	STONE MOUNTAIN ACQUISITION I, LLC	PO BOX 803 FRANKLIN LAKES NJ 07417
3549 BROADWAY NEW YORK NY 100313203	2502 8TH AVENUE CORP.	BRILL APT 31 E 26910 GRAND CENTRAL PARKWAY FLORAL PARK NY 11005-1031
961 EAST 174TH STREET SPACE B140 BRONX NY 10460-5237	CROSS BRONX PLAZA LLC	AAC MANAGEMENT CORP 433 5TH AVENUE SUITE# 200 NEW YORK NY 10016
930 WEST SUNRISE BLVD FORT LAUDERDALE FL 33311-7131	H.R.M.C. INVESTMENTS, INC.	P.O. BOX 170155 HIALEAH FL 33017
6010 GLENWAY AVENUE CINCINNATI OH 452116318	CENTRO NP RESIDUAL POOL 1 SPE, LLC	CO CENTRO PROPERTIES GROUP 420 LEXINGTON AVENUE, 7TH FLOOR NEW YORK, NY 10170
3470 CLEVELAND AVENUE COLUMBUS OH 43224-2907	AMOS S/C COMPANY, INC.	C/O WILLIAM R.ROTH & ASSOC 395 LIBERTY PARK COURT COLUMBUS OH 43215
2220 31ST STREET ASTORIA NY 11105-2714	DITMARS 31ST STREET ASSOCIATES LLC	C/O JENEL MANAGEMENT 275 MADISON AVENUE, SUITE 702 NEW YORK NY 10016
4013 MAIN STREET FLUSHING NY 11354-5518	40-13 MAIN STREET, LLC	C/O WHARTON REALTY 500 FIFTH AVENUE 54TH FLOOR NEW YORK NY 10110
1727 SOUTH BRADDOCK ROAD PITTSBURGH PA 15218-1865	EDGEWOOD STATION LLC	PHILLIPS EDISON & COMPANY 11690 GROOMS ROAD CINCINNATI OH 45242
1430 BROADWAY OAKLAND CA 94612-2004	S.K.Y. MANAGEMENT, LLC	LCB ASSOCIATES TRUST 10474 SANTA MONICA BLVD, SUITE 200 LOS ANGELES CA 90025
SPACE B4 CHICAGO IL 60636-3940	DCR MANAGEMENT LLC	ATTN: SUHAIL FAKHOURI 609 ROSDALE ROAD ROSELLE IL 60172
4036 W ROOSEVELT ROAD CHICAGO IL 60624-3937	JAZZ PROPERTY MANAGEMENT LLC	C/O PROPERTY SOLUTIONS GROUP, L.L.C. - 205 N. MICHIGAN AVE SUITE 1615 CHICAGO IL 60601
5430 NORTH TRYON STREET SPACE 7 CHARLOTTE NC 28213	NRG HAMPSHIRE HILLS, LLC	ATTN: JAMES P. SHARPLES 5401A SOUTH BLVD. SUITE 175 CHARLOTTE NC 28217
2318 NORTH FRONT ST PHILADELPHIA PA 19133-3716	2318 NORTH FRONT ST, LLC	C/O WHARTON REALTY 500 FIFTH AVENUE, 54TH FLOOR NEW YORK NY 10110
1510 CHESTNUT STREET PHILADELPHIA PA 19102-2718	1510 ASSOCIATES, L.P.	CARL GRAF, CFO 30 SOUTH 15TH STREET SUITE 1000 PHILADELPHIA PA 19102

1159 LIBERTY AVENUE BROOKLYN NY 11208-3331	MENCO LLC	C/O FRANCMEN REALTY 688 AVENUE OF THE AMERICAS NEW YORK NY 10010
1135 W MITCHELL ST MILWAUKEE WI 53204-3328	TERRA COTTA PARTNERSHIP	3312 A N. SUMMIT AVENUE MILWAUKEE WI 53211-2929
806 EAST LAKE STREET MINNEAPOLIS MN 55407-1510	CHICAGO-LAKE, LLC	7133 WASHINGTON AVENUE SOUTH MINNEAPOLIS MN 55439
524 CENTRAL AVENUE EAST ORANGE NJ 07018-1923	BRUCELL CORPORATION	15 WESTGATE ROAD LIVINGSTON NJ 07039
2942 WEST DAVISON PLAZA DETROIT MI 48238-3338	LASALLE BANK MIDWEST N.A.	SANDERS MANAGEMENT GROUP 2051 ROSA PARKS BLVD. SUITE 2A DETROIT MI 48126
6430 SACKETT STREET PHILADELPHIA PA 19149-3139	MACQUARIE COUNTRY WIDE-REGENCY II LLC	REGENCY CENTERS CORP. ATTN: LEASE ADMINISTARATION ONE INDEPENDENT DRIVE, SUITE 114 JACKSONVILLE FL 32202-5019
2172 MISSION STREET SAN FRANCISCO CA 94110-1247	JONATHAN TOURZAN	1367 GRANT AVE. STE 5 SAN FRANCISCO CA 94133
1240 SOUTH HALSTEAD ST CHICAGO IL 60607-5026	THE BOARD OF TRUSTEES OF THE UNIVERSITY OF ILLINOIS	325 HENRY ADMINISTRATION BUILDING 506 SOUTH WRIGHT (MC 350) URBANA IL 61801
585B WEST 49TH STREET SUITE B HIALEAH FL 33012-3646	PALM SPRINGS MILE ASSOCIATES,	LTD, AP FLORIDA LLC, AND FP FLORIDA LLC 419 WEST 49TH STREET, STE 300 HIALEAH FL 33012
2308C WEST OREGON AVENUE PHILADELPHIA PA 19145-4122	FC QUARTERMASTER ASSOCIATES, L.P.	FOREST CITY RATNER COMPANIES 1 METRO TECH CENTER NORTH BROOKLYN NY 11201
3453 UNION BLVD ST. LOUIS MO 63115-1142	MCW-RD CITY PLAZA, LLC	C/O THE DESCO GROUP, INC. ONE INDEPENDENT DRIVE, SUITE 114 JACKSONVILLE FL 32202-5019
4151 LINDELL BLVD ST. LOUIS MO 63108-2913	LINDELL MARKET PLACE L.P.	C/O THF REALTY, INC. 2127 INNERBELT BUSINESS CENTER DRIVE, SUITE 200 ST. LOUIS MO 63114
601 NW 62ND ST MIAMI FL 33150-4329	PENINSULA EDISON PLAZA, LLC	ATTN: OTIS PITTS JR. 6269 N.W. 7TH AVENUE, SUITE 201 MIAMI FL 33150
SPACE 316 RICHMOND VA 23219-1738	312 EAST BROAD ST., LP	1718 EAST CARY STREET RICHMOND VA 23219
58 WEST 14TH STREET NEW YORK NY 10011-7500	1314 DEVELOPMENT LLC	161 CHRYSTIE STREET NEW YORK NY 10003
2317 ROUTE 22 WEST UNION NJ 07083-8592	ALEXANDER CARPET CO. INC.	P.O. BOX 114 HYDE PARK NY 12538
3743-45 E BROAD ST COLUMBUS OH 43213-1127	THE ESTATE OF GOLDIE D. RUBEN	DBA BROAD REALTY C/O PLAZA PROPERTIES, INC. 3016 MARYLAND AVENUE COLUMBUS OH 43209
17768 NW 57TH AVENUE HIALEAH FL 33015-5118	FRONTIER DEVELOPMENT - HIALEAH, LLC	GENEVA MANAGEMENT, LLC 2627 N.E. 203RD STREET, SUITE 216 MIAMI FL 33180

439 86TH STREET BROOKLYN NY 112094707	429-441 86TH STREET LLC	WHARTON REALTY 500 FIFTH AVENUE 54TH FLOOR NEW YORK NY 10110
STATE ROAD #14 KM.6.2 SPACE 115 COTOLAUREL PR 00780	PSI REALTY, LLC	EL MONTE TOWN CENTER SUITE 201 1498 AVE ROOSEVELT CORNER OF PARK SIDE NO. 1 GUAYNABO PR 00968
929 MCDUFF AVE S SPACE 246 JACKSONVILLE FL 32205-5730	MCDUFF III LLC	4101 SW 103 AVE DAVIE FL 33328
3105 PERKINS ROAD MEMPHIS TN 38118	PARKWAY FOX, LP	PVF MGMT, LLC., GENERAL PARTNER 710 N. POST OAK ROAD, SUITE 200 HOUSTON TX 77024
4303 EAST 50TH TERRACE KANSAS CITY MO 64130-2853	SWOPE COMMUNITY BUILDERS	C/O NAI CAPITAL REALTY 7500 COLLEGE BOULEVARD SUITE # 920 OVERLAND PARK KS 66210
3741 OAKWOOD BLVD HOLLYWOOD FL 330207112	OAKWOOD PLAZA LIMITED PARTNERSHIP	KIMCO REALTY CORPORATION 3333 NEW HYDE PARK ROAD SUITE 100 NEW HYDE PARK NY 11042-0020
34 EAST 14TH STREET NEW YORK NY 10003-3109	URBAN ON THE SQUARE, LLC	C/O JULIEN J. STUDLEY, INC. 505 PARK AVENUE SUITE 301 NEW YORK NY 10022
8023 G W FLORISSANT AVE JENNINGS MO 63136	SANSONE PLAZA ON THE BOULEVARD, LLC	ATTN: TIMOTHY G. SANSONE 120 S. CENTRAL AVENUE SUITE 100 CLAYTON MO 63105
15015 EAST 8 MILE ROAD EASTPOINTE MI 48021-2862	RAP HEART, LLC	ATTENTION: NORMAN RAPPAPORT 940 THIRD AVENUE NEW YORK NY 10022
19833 NW 2ND AVENUE MIAMI GARDENS FL 33169	KAE’S CORNER, LLP	DBA SHOPPES AT IVES DAIRY 9655 SOUTH DIXIE HIGHWAY, SUITE 200 MIAMI FL 33156
227 WASHINGTON STREET HOBOKEN NJ 070304746	H.G.B. MORTGAGE CO., INC.	ALBERT BUZZETTI, ESQ. 540 SYLVAN AVENUE ENGLEWOOD CLIFFS NJ 07632
969 ANN STREET MONTGOMERY AL 36107-2901	MIDTOWN PLAZA, LLC	3140 ZELDA ROAD MONTGOMERY AL 36106
1600 NORTH BROAD STREET PHILADELPHIA PA 19121-3405	1600 BROAD ASSOCIATES LP	969 NORTH 2ND STREET PHILADELPHIA PA 19123
389 KNICKERBOCKER AVE BROOKLYN NY 112374101	389 KNICKERBOCKER AVENUE, LLC	C/O WHARTON REALTY 500 FIFTH AVENUE 54TH FLOOR NEW YORK NY 10110
3200 S LANCASTER RD SUITE 170 DALLAS TX 75216-8802	DONALDSON PROPERTIES, LTD.	C/O SPIGEL PROPERTIES 40 NE LOOP 410, SUITE 102 SAN ANTONIO TX 78216
8016 W BROWN DEER RD MILWAUKEE WI 53223	TDC MILWAUKEE, LLC	TUCKER DEVELOPMENT CORP 799 CENTRAL AVENUE, SUITE 300 HIGHLAND PARK IL 60035

SUITE #2 ST. THOMAS VI 00804	LEROY V. SMITH, JOHN F. SMITH AND HUGH M. SMITH	LEROY SMITH PO BOX 504 # 33 DRONNINGENS GADE ST. THOMAS VI 00804
12772 RIVERDALE BLVD NW COON RAPIDS MN 55448-1259	DDR MDT RIVERDALE VILLAGE INNER RING, LLC	DEVELOPERS DIVERSIFIED REALTY CORPORATION EXECUTIVE VICE PRESIDENT- LEASING 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
3434 W ILLINOIS AVE BLDG 2 DALLAS TX 75211-8722	SWC WESTMORELAND SC, LTD.	VISTA PROPERTY COMPANY 8750 N. CENTRAL EXPRESSWAY, SUITE 625 DALLAS TX 75231
9310 E RL THORTON FREEWAY DALLAS TX 75228	BUCKNER COMMONS, LTD	ATTN: PAUL BLACKBURN 8100 BROADWAY, SUITE 100 SAN ANTONIO TX 78209
5610 LANCASTER AVE SUITE 800 PHILADELPHIA PA 19131-3400	5610 ASSOCIATES LLC	DAVID GROVERMAN 5610 LANCASTER AVENUE PHILADELPHIA PA 19131
35 ACKERMAN AVENUE CLIFTON NJ 07011-1501	CLIFPASS DEVELOPMENT INC.	SEVEN PENN PLAZA 370 SEVENTH AVE., SUITE 1700 NEW YORK NY 10001-3903
350 EAST 4TH AVENUE HIALEAH FL 33010	ARENAL BUILDING ENTERPRISE INC	7785 NORTH WEST 146TH STREET MIAMI LAKES FL 33016
CARR. ESTATAL #3KILO 14.7 BARRIO CANOVANILLAS CAROLINA PR 00983	KIM-SAM PR RETAIL, LLC	KIMCO REALTY CORPORATION 3333 NEW HYDE PARK RD. NEW HYDE PARK NY 11042-0020
1076 SW 67TH AVENUE MIAMI FL 33144	METROPOLITAN LIFE INSURANCE COMPANY	URBAN RETAIL PROPERTIES CO. 925 SOUTH FEDERAL HIGHWAY, SUITE 225 BOCA RATON FL 33432
631 E SAN YSIDRO BLVD SUITE A & B SAN YSIDRO CA 92173	EL TOREADOR PROPERTIES GROUP, L.P.	CEDAR REALTY GROUP 530 B STREET, SUITE 1530 SAN DIEGO CA 92101
342 WEST SAN YSIDRO BLVD SUITES A, B & C SAN YSIDRO CA 92173	BORDER PROPERTIES, LTD	CAPITAL GROWTH PROPERTIES 1120 SILVERADO STREET LA JOLLA CA 92037
4700J WEST PICO LOS ANGELES CA 900194238	CIM/PICO LP	KRISTIN CAMPOS 6922 HOLLYWOOD BLVD, SUITE# 900 LOS ANGELES CA 90028
1345 SOUTH STATE ROAD 7 NORTH LAUDERDALE FL 33068	CH REALTY III/CYPRESS LP	KIMCO REALTY CORPORATION/FLORIDA REGION 3333 NEW HYDE PARK ROAD, SUITE# 100 NEW HYDE PARK NY 11042
3301-09 CENTRAL AVENUE ST. PETERSBURG FL 33713	CENTRAL PLAZA CRP LLC	C/O RAM REALTY SERVICES 4801 PGA BOULEVARD PALM BEACH GARDENS FL 33418
9177 TELEGRAPH ROAD REDFORD MI 48239	CENTRO BRADLEY SPE3 LLC	CENTRO SATURN LLC 580 WEST GERMANTOWN PIKE, SUITE# 200 PLYMOUTH MEETING PA 19462
910 WEST BROADWAY MINNEAPOLIS MN 55411	HAWTHORNE CROSSING, LP	SHERMAN ASSOCIATES 1525 SOUTH FOURTH STREET, SUITE 201 MINNEAPOLIS MN 55454
1060 BRENTWOOD RD NE SPACE B-5 WASHINGTON DC 20018-1000	BRENTWOOD RI LLC	300 EAST LONG LAKE ROAD, SUITE 200 BLOOMFIELD HILLS MI 48304-2376

6631 TAFT STREET #6633 HOLLYWOOD FL 33024-4010	HART CENTERS VIII, LTD	NOBLE MANAGEMENT 5821 LAKE WORTH ROAD GREENACRES FL 33463
1000 BONITA LAKES CIRCLE MERIDIAN MS 39301	BONITA LAKES MALL L.P.	C/O CBL & ASSOCIATES MGMT INC 2030 HAMILTON PLACE BOULEVARD, SUITE 500 CHATTANOOGA TN 37421-6000
4715 SOUTH ASHLAND AVE CHICAGO IL 60609-4232	TAE HWAN KIM, AGENT	P.O. BOX 59004 CHICAGO IL 60659
8651 S COTTAGE GROVE CHICAGO IL 60619	UNITED USA LLC	1005 E. SIBLEY BLVD. DOLTON IL 60419
750 EAGLE RIDGE DRIVE LAKE WALES FL 33853	EAGLE RIDGE MALL, L.P.	C/O GENERAL GROWTH MGMT, INC. 100 NORTH WACKER DRIVE ATTN: LEASE ADMINISTRATION CHICAGO IL 60606
3200 NORTH NAGLEE ROAD SPACE 280 TRACY CA 95304-7331	TRACY MALL PARTNERS, LP	C/O GENERAL GROWTH MGMT. CALI. 110 NORTH WACKER DRIVE CHICAGO IL 60606
2335 COTTMAN AVENUE PHILADELPHIA PA 19149	NEW PLAN REALTY TRUST, LLC	C/O CENTRO PROPERTIES GROUP 420 LEXINGTON AVENUE SEVENTH FLOOR NEW YORK NY 10170
11200 LAKELINE MALL DRIVE SUITE C-17 CEDAR PARK TX 78613-1503	LAKELINE DEVELOPERS	C/O M.S. MANAGEMENT ASSOC, INC. ONE MERCHANTS PLAZA 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
7900 NW 27TH AVENUE SPACE 11-A MIAMI FL 33147	7900 N.W. AVENUE, LLC	C/O CB RICHARD ELLIS, INC. 149 W. PLAZA, SUITE 234 MIAMI FL 33147
2929 TURNER HILL ROAD SPACE 1740 LITHONIA GA 30038	STONECREST MALL SPE, LLC	TERMINAL TOWER 50 PUBLIC SQUARE - SUITE 1360 CLEVELAND OH 44113-2267
2929 TURNER HILL ROAD SPACE 1740 LITHONIA GA 30038	THE MALL AT STONECREST, LLC	FOREST CITY COMMERCIAL MANAGEMENT INC. 2929 TURNER HILL ROAD LITHONIA GA 30038
709 BROOKWOOD VILLAGE BIRMINGHAM AL 35209	COLONIAL REALTY LP C/O	COLONIAL PROPERTIES SERV. LP P.O. BOX 11687 BIRMINGHAM AL 35202-1687
1329 3RD ST PROMENAD SANTA MONICA CA 90401-1309	LAW OFFICES OF GARY FREEDMAN	C/O GARY FREEDMAN 1149 3RD STREET, SUITE 200 SANTA MONICA CA 90403
6121 WEST PARK BLVD, SUITE C-106 PLANO TX 75093	WILLOW BEND ASSOCIATES LIMITED PARTNERSHIP	C/O THE TAUBMAN COMPANY 200 EAST LONG LAKE ROAD BLOOMFIELD HILLS MI 48304
10300 W FOREST HILL BLVD SPACE 145 WELLINGTON FL 33414	TJ PALM BEACH ASSOCIATES LP	200 EAST LONG LAKE ROAD BLOOMFIELD HILLS MI 48303
16535 SOUTHWEST FREEWAY SPACE 760 SUGAR LAND TX 77479	FIRST COLONY MALL	C/O FIRST COLONY MALL, LLC ATTN: LAW/LEASE ADMINISTRATION DEPARTMENT 110 N. WACKER DRIVE CHICAGO IL 60606
1088 W MARINE CORPS DRIVE, SUITE 158 DEDEDO GU 969295547	GOODWIND DEVELOPMENT CORP.	MICRONESIA MALL, SUITE 214 1088 W. MARINE DRIVE DEDEDO GU 96912

CARR. 3 KM. 78.10 BO.RIO ABAJO LOCAL C-104 HUMACAO PR 00791	DDR PALMA REAL LLC SE	DDR PR VENUTRES II LLC 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
9401 WEST COLONIAL DRIVE SPACE 208 OCOEE FL 34761	WEST OAKS MALL	C/O WEST OAKS MALL TRUST 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMIN. DEPT. CHICAGO IL 60606
2201 NORTH FEDERAL HWY SUITE 103 POMPANO BEACH FL 33062	FAISON-POMPANO CITI CENTRE, LLC	ATTN: RETAIL LEASING 121 WEST TRADE STREET 27TH FLOOR CHARLOTTE NC 28202-5399
2800 WEST BIG BEAVER RD TROY MI 48084	SOMERSET COLLECTION L.P. C/O	FRANKEL/FORBES-COHEN PROPERTIE 100 GALLERIA OFFICENTRE, SUITE 427 SOUTHFIELD MI 48037
8405 PARK MEADOWS CTR DR SUITE 1029 LITTLETON CO 80124	ROUSE-PARK MEADOWS, LLC	GENERAL GROWTH PROPERTIES, INC. COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
6401 BLUEBONNET BLVD SUITE 2074 BATON ROUGE LA 70836	MALL OF LOUISIANA	GGP-MALL OF LOUISIANA, LP 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMIN. CHICAGO IL 60606
100 ROBINSON CENTER DRIVE SPACE 2770 PITTSBURGH PA 15205	ROBINSON MALL-JCP ASSOCIATES,	LTD- TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1160 CLEVELAND OH 44113-2267
491 N.E. 81ST STREET MIAMI FL 33138	GREEN EAST #2 LIMITED	C/O TERRANOVA CORPORATION 801 ARTHUR GODFREY ROAD, SUITE 600 MIAMI FL 33140
1934 14TH STREET NW WASHINGTON DC 20009	ROBERT J BRANSON TRUSTEE FOR MADIGAN ASSOCIATES LP	BORGER MANAGEMENT, INC. 1111 14TH STREET, NW, SUITE 200 WASHINGTON DC 20005
2000 COASTAL GRAND CIRCLE SUITE 242 MYRTLE BEACH SC 29577	COASTAL GRAND, LLC	C/O CBL & ASSOCIATES MGT, INC. CBL CENTER, SUITE 500 2030 HAMILTON PLACE BLVD. CHATTANOOGA TN 37421
6200 20TH STREET SPACE 272 VERO BEACH FL 32966	INDIAN RIVER MALL, LLC	M.S. MANAGEMENT ASSOCIATES, INC. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
620 LOGAN VALLEY MALL ALTOONA PA 16602	PR LOGAN VALLEY LP.	C/C PREIT SERVICES, LLC. 200 SOUTH BROAD ST 3RD FLOOR ATTN; GENERAL COUNSEL PHILADELPHIA PA 19102
10900 NW 7TH AVENUE MIAMI FL 33168-2108	11010 SEVENTH AVE. INVESTMENTS LLC	1177 KANE CONCOURSE 3RD FLOOR BAY HARBOR ISLANDS FL 33154
601 DONALD LYNCH BLVD SPACE 113 NORTH, BOX 1113 MARLBOROUGH MA 01752	MAYFLOWER SOLOMON POND, LLC	C/O SIMON PROPERTY GROUP, L.P. NATIONAL CITY CENTER 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
3451 JEROME AVE BRONX NY 10467-1049	3451 JEROME ASSOCIATES	C/O COMJEM ASSOCIATES 1270 AVENUE OF THE AMERICAS, 30TH FLOOR NEW YORK NY 10020

305 WEST FM 1382, SUITE 506 CEDAR HILL TX 75104	UPTOWN VILLAGE AT CEDAR HILL LP	ATTN: LEASING 5710 LBJ FREEWAY SUITE 450 DALLAS TX 7520-6399
MCKINLEY ST 2 EAST MAYAGUEZ PR 00680	MOISES ARCELAY & ANIBAL BEAUCHAMP	POST SUR NUM. 12 MAYAQUEZ PR 00712
880 NORTH MILITARY CIRCLE SPACE 1081 NORFOLK VA 23502	THOR GALLERY AT MILITARY CIRCLE, LLC	THOR EQUITIES, LLC ATTN: LINO SOLIS 25 WEST 39TH STREET 11TH FLOOR NEW YORK NY 10018
1906 CALLE LOIZA SANTURCE PR 00911-1839	SUPERMAX INC	LOIZA STREET #1916 SANTURCE PR 00911
1253 N MILWAUKEE AVENUE CHICAGO IL 60622	WEST TOWN CENTER TWO LLC	JOSEPH FREED & ASSOC. LLC GATEWAY CENTER 33 SOUTH STATE ST., STE 400 CHICAGO IL 60603-2802
2912 THIRD AVENUE BRONX NY 10455	2912 THIRD AVE BRONX LLC	C/O ACHS MANGAEMENT CORP. 1412 BROADWAY, 3RD FLOOR NEW YORK NY 10018
252 SAN JUSTO STREET SAN JUAN PR 00901	MR. JOSE R. RIVERA ROSA	2004 ABERDEEN STREET URB. COLLEGEVILLE GUAYNABO PR 00969-4725
PARCEL 1-E ST. THOMAS VI 00801	H.E. LOCKHART MANAGEMENT, INC	ATTN: CHRISTINE O’KEEFE P.O. BOX 7020 ST THOMAS VI 00801
20280 WEST 7 MILE ROAD DETROIT MI 48219	SEVEN EVERGREEN PROPERTY, LLC	C/O FOX REALTY LLC 2150-B FRANKLIN ROAD BLOOMFIELD HILLS MI 48302
162 NORTH GARDEN BLOOMINGTON MN 55425-5517	MOAC MALL HOLDINGS LLC	60 EAST BROADWAY BLOOMINGTON MN 55425-5550
40 CATHERWOOD ROAD SPACE A-03 ITHACA NY 14850	PYRAMID MALL OF ITHACA, LLC	40 CATHERWOOD ROAD ITHACA NY 14850
1636 PITKIN AVENUE BROOKLYN NY 11212-5051	PITROCK REALTY,CORP	C/O RAPPAPORT REAL ESTATE 940 THIRD AVENUE NEW YORK NY 10022
14700 EAST INDIANA AVE SPOKANE WA 99216	SPOKANE MALL L.L.C.	C/O GENERAL GROWTH PROPERTIES, INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606
3250 GATEWAY BLVD, SUITE 120 PRESCOTT AZ 86303	TWC II-PRESCOTT MALL, LLC	3250 GATEWAY BOULEVARD PRESCOTT AZ 86303
17209 NW 27TH AVE OPA LOCKA FL 33056	DOLPHIN PLAZA, LLP	C/O NAI MIAMI 9655 SOUTH DIXIE HIGHWAY, SUITE 200 MIAMI FL 33156
14108 WOODWARD AVENUE HIGHLAND PARK MI 48203	MODEL T PLAZA ASSOCIATES LLC.	31800 NORTHWESTERN HIGHWAY, SUITE# 350 FARMINGTON HILLS MI 48334
14108 WOODWARD AVENUE HIGHLAND PARK MI 48203	MODEL T PLAZA ASSOCIATES LLC.	31800 NORTHWESTERN HIGHWAY, SUITE# 350 FARMINGTON HILLS MI 48334
2730 BRAGG BLVD FAYETTEVILLE NC 28303	EUTAW SHOPPING CENTER, INC.	223 FAIRWAY DRIVE FAYETTEVILLE NC 28305
146 DYCKMAN STREET NEW YORK NY 10040	DYCKMAN STREET REALTY LLC	C/O JEM REALTY 1430 BROADWAY, SUITE 1103 NEW YORK NY 10018

375 WASHINGTON STREET BOSTON MA 02108-5220	RONALD M. DRUKER	TRUSTEE, WASHINGTON-BROMFIELD TRUST C/O THE DRUKER COMPANY, LTD. 50 FEDERAL STREET, SUITE 1000 BOSTON MA 02110
5900 SUGARLOAF PARKWAY SPACE 505 LAWRENCEVILLE GA 30043	SUGARLOAF MILLS, L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
495 UNION STREET BOX 200 WATERBURY CT 06706	BRASS MILL CENTER	GGP-BRASS MILL, INC. ATTN: LAW/LEASE ADMINISTRATION DEPT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
PLAZA DEL SOL MALL BAYAMON PR 00961	DDR DEL SOL LLC SE	DDR PR VENUTURES II LLC 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
PLAZA DEL SOL MALL BAYAMON PR 00961	DDR DEL SOL LLC SE	DDR PR VENUTURES II LLC 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
1465 NW 40TH AVENUE SPACE 1465/69 LAUDERHILL FL 33313	LM TIC I LLC, LM TIC II LLC, LM TIC III LLC, LM TIC IV LLC	LAUDER HILL MALL 1645 SE 3RD COURT, SUITE# 200 DEERFIELD BEACH FL 33441
2801 MEMORIAL PKWY SOUTH SPACE 208 HUNTSVILLE AL 358015672	PARKWAY PLACE LP	C/O CBL & ASSOC. MGMNT, INC. 2030 HAMILTON PLACE BLVD SUITE 500 CHATTANOOGA TN 37421-6000
1911-13 3RD AVENUE NEW YORK NY 10029	THIRD AVENUE BRONX REALTY	ASSOCIATES 110 WEST 34TH STREET, 9TH FLOOR NEW YORK NY 10001
1907 SOUTH 3RD STREET MEMPHIS TN 38109	UNION REALTY COMPANY, LTD.	C/O BELZ ENTERPRISES 530 OAK COURT DRIVE, SUITE 300 MEMPHIS TN 38117
21100 DULLES TOWN CIRCLE, SUITE 270 DULLES VA 20166-2441	DULLES TOWN CENTER MALL LLC	C/O LERNER CORPORATION 2000 TOWER OAKS BLVD, 8TH FL ROCKVILLE MD 20852-4208
2482 PALISADES CENTER DR WEST NYACK NY 10994	EKLECCO NEWCO, LLC	C/O PYRAMID MANAGEMENT GROUP INC. THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202-1078
2482 PALISADES CENTER DR WEST NYACK NY 10994	EKLECCO NEWCO, LLC	C/O PYRAMID MANAGEMENT GROUP INC. THE CLINTON EXCHANGE 5 CLINTON SQUARE SYRACUSE NY 13202-1079
2482 PALISADES CENTER DR WEST NYACK NY 10994	EKLECCO NEWCO, LLC	C/O PYRAMID MANAGEMENT GROUP INC. THE CLINTON EXCHANGE 6 CLINTON SQUARE SYRACUSE NY 13202-1080
1445 OVIEDO MARKETPLC BLV OVIEDO FL 32765	ROUSE ORLANDO, LLC	GENERAL GROWTH PROPERTIES, INC. COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
50 PROVIDENCE PLACE PROVIDENCE RI 02903	ROUSE PROVIDENCE LLC	PROVIDENCE PLACE LAW/LEASE ADMINISTRATION DEPT. 110 N. WACKER DR. CHICAGO IL 60606

50 PROVIDENCE PLACE PROVIDENCE RI 02903	ROUSE PROVIDENCE LLC	PROVIDENCE PLACE LAW/LEASE ADMINISTRATION DEPT. 110 N. WACKER DR. CHICAGO IL 60606
4629 W CERMAK RD CICERO IL 608042509	LASALLE NATIONAL BANK	135 SOUTH LASALLE STREET CHICAGO IL 60603
300 MONTICELLO AVENUE SPACE 107 NORFOLK VA 23510	MACARTHUR SHOPPING CENTER LLC	C/O THE TAUBMAN COMPANY 200 EAST LONG LAKE ROAD, SUITE 300; P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200
700 QUNITARD DRIVE SPACE 65 OXFORD AL 36203	QUINTARD MALL, LTD.	C/O GRC MANAGEMENT LLC 200 GREEN SPRINGS HGWY BIRMINGHAM AL 35209-4906
3663 LAS VEGAS BLVD SOUTH, SUITE 295 LAS VEGAS NV 89109-1909	BOULEVARD INVEST, LLC	MIRACLE MILE SHOPS MGMT OFFICE 3663 LAS VEGAS BOULEVARD SOUTH SUITE 900 LAS VEGAS NV 89109-1969
4502 SOUTH STEELE STREET,SUITE 482A TACOMA WA 98409-7242	TACOMA MALL PARTNERSHIP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
4502 SOUTH STEELE STREET, SUITE 482A TACOMA WA 98409-7242	TACOMA MALL PARTNERSHIP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
3199 WHITE SANDS BLVD ALAMOGORDO NM 88310	WHITE SANDS MALL, LLC	C/O INVERNESS, LLC P.O. BOX 16688 PHOENIX AZ 85011-6688
1200 TOWNE CENTER BLVD SPACE 1040 PROVO UT 84601	PROVO MALL L.L.C.	C/O GENERAL GROWTH LP 110 NORTH WACKER DRIVE LAW/LEASE ADMIN. DEPT. CHICAGO IL 60606
6801 NORTHLAKE MALL DR SPACE 119A CHARLOTTE NC 282160716	TRG CHARLOTTE LLC	NORTHLAKE MALL 200 EAST LONG LAKE ROAD P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200
829 RALPH DAVID ABERNATHY BLVD SW ATLANTA GA 30310-1807	HT WEST END, LLC	THE SHOPPING CENTER GROUP LLC 2021 MONROE DRIVE, NE ATLANTA GA 30324
9674 CAROUSEL CENTER PO BOX 9674 SYRACUSE NY 132909621	CAROUSEL CENTER COMPANY, L.P.	C/O THE PYRAMID COMPANIES THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202
1340 EAST 47TH STREET CHICAGO IL 60653	LAKE PARK L.L.C.	FIVE NORTH WABASH AVENUE SUITE# 705 CHICAGO IL 60602
5600 HARVEY STREET SUITE 1036 MUSKEGON MI 49444	THE LAKES MALL LLC	C/O CBL & ASSOCIATES MGMT 2030 HAMILTON PLACE BOULEVARD SUITE 500 CHATTANOOGA TN 37421-6000
63 WESTFARMS MALL FARMINGTON CT 06032	WEST FARMS MALL, LLC	C/O THE TAUBMAN COMPANY 200 EAST LONG LAKE ROAD BLOOMFIELD HILLS MI 48304

40820 WINCHESTER ROAD SPACE 2150 TEMECULA CA 92591-5533	TEMECULA TOWN CENTER ASSOCIATES, L.P.	A CALIFORNIA LIMITED PARTNERSHIP TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1100 CLEVELAND OH 44113-2267
40820 WINCHESTER ROAD SPACE 2150 TEMECULA CA 925915533	TEMECULA TOWN CENTER ASSOCIATES, L.P.	A CALIFORNIA LIMITED PARTNERSHIP TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1100 CLEVELAND OH 44113-2267
3111 W CHANDLER BLVD SUITE 2112 CHANDLER AZ 85226	TWC - CHANDLER, LLC	SUITE 2142 3111 WEST CHANDLER BLVD CHANDLER AZ 85226
400 CALLE BETANCES SUITE 790 CAGUAS PR 00725-5207	VORNADO CAGUAS, L.P.	C/O VORNADO REALTY TRUST ATTN: EXECUTIVE VICE PRESIDENT-RETAIL 210 ROUTE 4 EAST PARAMUS NJ 07652
170 EASTON TOWN CENTER SPACE 116 COLUMBUS OH 43219	EASTON TOWN CENTER II, LLC	STEINER & ASSOCIATES, INC. ATTN: LEASE ADMINISTRATION 4016 TOWNSFAIR WAY, SUITE 201 COLUMBUS OH 43219
170 EASTON TOWN CENTER SPACE 116 COLUMBUS OH 43219	EASTON TOWN CENTER II, LLC	STEINER & ASSOCIATES, INC. ATTN: LEASE ADMINISTRATION 4016 TOWNSFAIR WAY, SUITE 201 COLUMBUS OH 43219
3334 WEST FRIENDLY AVE SUITE 116 GREENSBORO NC 27410	STARMOUNT COMPANY	600 GREEN VALLEY ROAD SUITE 300 GREENSBORO NC 27408
ONE W FLATIRON CROSSNG DR SUITE 1112 BROOMFIELD CO 80021	FLATIRON PROPERTY HOLDING, LLC	C/O FLATIRON CROSSING ONE WEST FLATIRON CIRCLE STE 1083 MANAGEMENT OFFICE BROOMFIELD CO 80021
3201 MACON ROAD STORE 133 COLUMBUS GA 31906	GLENWOOD CROSS COUNTRY CO LLC	16740 BIRKDALE COMMONS PARKWAY SUITE 306 HUNTERSVILLE NC 28078
2500 SOUTH CENTER ST MARSHALLTOWN IA 50158	MARSHALL TOWN CENTER PARTNERS, LLC	GK DEVELOPMENT, INC. 303 E. MAIN STREET SUITE 201 BARRINGTON IL 60010
2801 GRAND AVENUE SPACE 23 AMES IA 50010	NORTH GRAND MALL PARTNERS, LLC	C/O GK DEVELOPMENT, INC. 303 E. MAIN STREET SUITE 201 BARRINGTON IL 60010
KM 52.7 STATE ROAD #14 SPACE 5 AIBONITO PR 00705	P.D.C.M. ASSOCIATES, SE	670 PONCE DE LEON SUITE B-2 SAN JUAN PR 00907
37-31 82ND STREET JACKSON HEIGHTS NY 11372-7031	82ND ST. JACKSON HEIGHTS LLC	C/O LOUIS LEFKOWITZ REALTY, INC. 500 N. BROADWAY, SUITE 155 JERICHO NY 11753
9630 SW 160TH STREET MIAMI FL 33157	COLONIAL SQUARE, LTD	ATTN: JEFFREY ROSENBERG 1655 DREXEL AVENUE, SUITE #209 MIAMI BEACH FL 33139
3401 NORTH MIAMI AVE, SUITE 116 MIAMI FL 33127	DDR MIAMI AVENUE LLC	3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122

16415 JAMAICA AVENUE JAMAICA NY 11432-4913	164-15 JAMAICA AVENUE, LLC	C/O WHARTON REALTY 500 FIFTH AVENUE, 54TH FLOOR NEW YORK NY 10110
4151 WEST 167TH STREET COUNTRY CLUB HILLS IL 60478	COUNTRY CLUB HILLS, LLC	TUCKER DEVELOPMENT CORPORATION 799 CENTRAL AVENUE, SUITE 300 HIGHLAND PARK IL 60035
3600 GERMANTOWN AVE PHILADELPHIA PA 19140-4226	109 WASHINGTON STREET, LLC	1000 PENNSYLVANIA AVENUE BROOKLYN NY 11207
7700 NORTH 10TH STREET, SUITE A MCALLEN TX 78504	NORTH TRENTON LTD	TRENTON NORTH SHOPPING CENTER 2901 BEE CAVE ROAD, SUITE G AUSTIN TX 78746
2582 CENTRAL PARK AVENUE YONKERS NY 10710	CENTRAL PLAZA ASSOCIATES, LLC	C/O JAY WANDERMAN, MEMBER ENGINEERING MODEL ASSOCIATES 1020 SOUTH WALLACE PLACE CITY OF INDUSTRY CA 91748
5126 MAIN STREET WILLIAMSBURG VA 23188-2811	WILLIAMSBURG DEVELOPERS, LLC	C/O DEVELOPERS REALTY CORPORATION 433 SOUTH MAIN STREET, SUITE 310 WEST HARTFORD CT 06110
3121 FREEDOM DRIVE CHARLOTTE NC 28208-3869	KINGOTT, LLC	3121 FREEDOM DRIVE P.O. BOX 17901 26 MAXWELL ROD RICHMOND VA 23226
4973 INTERNATIONAL DRIVE, SUITE 3F.29 ORLANDO FL 32819	ORLANDO OUTLET OWNER, LLC	PRIME RETAIL, LP 217 EAST REDWOOD STREET, 20TH FLOOR BALTIMORE MD 21202
681 LEAVESLY ROAD SPACE 20 GILROY CA 95020	GILROY PREMIUM OUTLETS, LLC	C/O CHELSEA PROPERTY GROUP 105 EISENHOWER PARKWAY ROSELAND NJ 07068
528 GREAT MALL DRIVE MILPITAS CA 95035	MILPITAS MILLS LIMITED PARTNERSHIP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
6170 WEST GRAND AVENUE SPACE 345 GURNEE IL 60031	MALL AT GURNEE MILLS, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
1041 GIRL SCHOOL ROAD INDIANAPOLIS IN 46214	SILICON REALTY CORP.	C/O SHERWOOD GUERNSEY, ESQ. 69 EAST HOUSATONIC STREET PITTSFIELD MA 01201
1041 GIRL SCHOOL ROAD INDIANAPOLIS IN 46214	STEVE STOESZ, JENNIFER STOESZ AND TIM STOESZ	211 EAST MAIN STREET P.O. BOX 365 WESTFIELD IN 46074
2020 UNIVERSITY BLVD ADELPHI MD 20783	CALLA LLC	JIN PYO HONG 39 CHURCH ROAD ARNOLD MD 21012
12801 S HARLEM AVE PALOS HEIGHTS IL 60463	SANFORD SANDELMAN AS TRUSTEE	OF MASUE TRUST / C/O KIN PROPERTIES INC / SUITE 100 185 N.W. SPANISH RIVER BLVD. BOCA RATON FL 33431-4230
5116 E LANCASTER AVE FORT WORTH TX 76112	JAN-JILL I, LLC	C/O BLACK EQUITIES 433 NORTH CAMDEN DRIVE, #1070 BEVERLY HILLS CA 90210
1840-50 W MANCHESTER BLVD LOS ANGELES CA 90047	DOROTHY J. MORAN	5330 WHITSETT AVENUE #3 VALLEY VILLAGE CA 91607

3650 W BROWARD BLVD FORT LAUDERDALE FL 33312	ALEX HASIN / MILIA HAZIN	112-01 QUEENS BLVD. SUITE 17H FOREST HILLS NY 11375
216-B EAST RIDGE ROAD GRIFFITH IN 46319	PATTEN OF INDIANA, LLC.	333 TEXAS STREET SUITE 1120 ATTN: SYBIL PATTEN SHREVEPORT LA 71101
36 E CROSS TIMBERS ST HOUSTON TX 77022	CARL B. ZUCKER	C/O ZUCKER PROPERTIES 520 S. THIRD STREET BELLAIRE TX 77401
27347 CHERRY HILL ROAD INKSTER MI 48141	CHERRY HILL ‘08, LLC	C/O BONNIE TEMBECK 2813 NE 15 STREET POMPANO BEACH FL 33062
2802 LAMAR AVENUE MEMPHIS TN 38114	JAN-JILL I, LLC	C/O BLACK EQUITIES 433 NORTH CAMDEN DRIVE, #1070 ATTN:NIKKI VALLOT BEVERLY HILLS CA 90210
6777 HIGHWAY 85 RIVERDALE GA 302742351	SANFORD SANDELMAN AS	TRUSTEE OF MASUE TRUST / C/O KIN PROPERTIES INC / SUITE 100 185 N.W. SPANISH RIVER BLVD. BOCA RATON FL 33431-4230
3000 GRAPEVINE MILLS PKWY SUITE 510 GRAPEVINE TX 76051-2018	GRAPEVINE MILLS L. P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
ONE MILLS CIRCLE SPACE 334 ONTARIO CA 91764	ONTARIO MILLS LIMITED PARTNERSHIP	C/O MILLS SERVICES CORP. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
5000 ARIZONA MILLS CIRCLE SPACE 632 TEMPE AZ 85282	ARIZONA MILLS LLC	C/O MILLS SERVICES CORP. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
4186 BALDWIN ROAD SUITE 332 AUBURN HILLS MI 48326	TAUBMAN AUBURN HILLS ASSOCIATES, LP	200 EAST LONG LAKE ROAD P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200
4186 BALDWIN ROAD SUITE 332 AUBURN HILLS MI 48326	TAUBMAN AUBURN HILLS ASSOCIATES, LP	201 EAST LONG LAKE ROAD P.O. BOX 201 BLOOMFIELD HILLS MI 48303-0201
1616 MILITARY RD BOX 42 NIAGARA FALLS NY 14304	FASHION OUTLETS OF NIAGARA, LLC	TALISMAN NIAGARA PROPERTIES CORP. 4000 PONCE DE LEON BLVD. ATTN: ESTER MOAS CORAL GABLES FL 33146
2700 POTOMAC MILLS CIRCLE SUITE 240 WOODBRIDGE VA 22192	MALL AT POTOMAC MILLS LLC	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
1406 FRANKLIN MILLS CIR SPACE 725 PHILADELPHIA PA 19154	FRANKLIN MILLS ASSOCIATES LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
6600 TOPANGA CANYON BLVD, SUITE 1086 CANOGA PARK CA 91303	WESTFIELD TOPANGA OWNER LP	11601 WILSHIRE BLVD. 11TH ATTN: LEGAL DEPARTMENT LOS ANGELES CA 90025
1640 CAMINO DEL RIO N SPACE 322 SAN DIEGO CA 92108-1525	MISSION VALLEY SHOPPINGTOWNLLC	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BLVD. 11TH FLR. ATTN: LEASE ADMINISTRATION LOS ANGELES CA 90025-1748

3902 13TH AVE SW FARGO ND 58103	WEST ACRES DEVELOPMENT, LLP	3902 13TH AVENUE SOUTH, SUITE 3717 FARGO ND 58103-3357
320 WALNUT STREET REDWOOD CITY CA 94063	PENINSULA BOARDWALK ASSOC.,	CROSSPOINT REALTY SERVICES, INC. 260 CALIFORNIA STREET, 4TH FLOOR SAN FRANCISCO CA 94105
38 WEST 66TH STREET RICHFIELD MN 55423	CENTRO BRADLEY SPE 1 LLC	C/O CENTRO PROPERTIES GROUP 131 DARTMOUTH STREET BOSTON MA 02116-5134
3702 S 16TH AVE TUCSON AZ 85713	SANTA CRUZ PLAZA, L.L.C.	C/O SAFCO CAPITAL CORP. 1850 S. SEPULVEDA BLVD., #200 LOS ANGELES CA 90025
3300 BROADWAY SPACE 208 MAILBOX 124 EUREKA CA 95501	BAYSHORE MALL	C/O BAYSHORE MALL PARTNERS 110 NORTH WACKER DRIVE CHICAGO IL 60606
2917 W ADDISON STREET CHICAGO IL 60618	ADDISON MALL L.L.C.	C/O FIRST AMERICAN PROPERTIES, L.L.C. 1731 N. MARCEY STREET, SUITE 520 CHICAGO IL 60614
831 LANCASTER DR NE SPACE 175-179 SALEM OR 97301	PAYLESS NORTHWEST MASTER	RETIREMENT TRUST C/O WYSE INVESTMENT SERVICES 200 SW MARKET, SUITE 345 PORTLAND OR 97201
8700 NE VANCOUVER MALL DR SPACE 154 VANCOUVER WA 98662	VANCOUVER MALL II LLC	C/O WESTFIELD CORPORATION, INC./11601 WILSHIRE BOULEVARD, 12TH FLOOR LOS ANGELES CA 90025-1748
1700 W INTERNATIONAL SPWY SPACE 528 DAYTONA BEACH FL 32114	VOLUSIA MALL, L.L.C.	CBL & ASSOCIATES MANAGEMENT, INC. CBL CENTER, SUITE 500 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421
350 N MILWAUKEE ST SPACE 1083 BOISE ID 83704-9127	BOISE MALL, LLC	GENERAL GROWTH PROPERTIES 110 N. WACKER DRIVE CHICAGO IL 60606
3650 W M LUTHER KING BLVD SPACE 162 LOS ANGELES CA 90008	CAPRI URBAN BALDWIN, LLC	300 NORTH LAKE AVENUE SUITE# 620 PASADENA CA 91101
4650 N HWY 89 FLAGSTAFF AZ 86004	FLAGSTAFF MALL SPE LLC	MACERICH WESTCOR MGMT CO. LLC ATT: LEGAL DEPARTMENT 11411 NORTH TATUM BLVD PHOENIX AZ 85028
4201 WEST DIVISION ST SUITE B-13 ST. CLOUD MN 56301	CROSSROADS CENTER	ST. CLOUD MALL LLC 110 N. WACKER DR. ATTN: LAW/LEASE ADMIN DEPT. CHICAGO IL 60606
2070 SAM RITTENBERG BLVD SUITE B304 CHARLESTON SC 29407-4648	CITADEL MALL CMBS LLC	CBL & ASSOCIATES MANAGEMENT, INC. 2030 HAMILTON PLACE BLVD. SUITE 500 ATTN: CHIEF FINANCIAL OFFICER CHATTANOOGA TN 37421-6000
7201-BU624 TWO NOTCH RD COLUMBIA SC 29223	CBL/COLUMBIA PLACE, LLC	C/O CBL & ASSOCIATES MGMT. INC SUITE 500 - CBL CENTER 2030 HAMILTON PL. BOULEVARD CHATTANOOGA TN 37421

2008 GREEN OAKS ROAD SPACE B7 FORT WORTH TX 76116	WM RIDGMAR, L.P.	1888 GREEN OAKS ROAD ATTN: CENTER MANAGER FORT WORTH TX 76116
6301 NW LOOP 410 SPACE N14 SAN ANTONIO TX 78238	INGRAM PARK MALL, L.P.	C/O M.S. MANAGEMENT ASSOCS, INC NATIONAL CITY CENTER 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
2020 S EXPRESSWAY 83 HARLINGEN TX 78552-5902	MALL AT VALLE VISTA, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
3575 MAPLE AVE SPACE 162 ZANESVILLE OH 43701	COLONY SQUARE MALL	C/O COLONY SQUARE MALL L.L.C. 110 N. WACKER DRIVE ATTN: LAW/LEASE ADMIN DEPT. CHICAGO IL 60606
7601 S CICERO AVE SPACE 1418 CHICAGO IL 60652	EGI PROPERTIES, LLC	TWO NORTH RIVERSIDE PLAZA, SUITE 600 CHICAGO IL 60606-2689
2655 RICHMOND AVE SPACE T129 STATEN ISLAND NY 10314	ROUSE SI SHOPPING CENTER, LLC	GENERAL GROWTH COMPANY COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
7824 EASTPOINT MALL BALTIMORE MD 21224	THOR EASTPOINT MALL LLC	C/O THOR EQUITIES LLC 25 WEST 39TH STREET 11TH FLOOR NEW YORK NY 10018
2150 NORTHWOODS BLVD SPACE G-528 NORTH CHARLESTON SC 29406	NORTH CHARLESTON JOINT VENTURE II, LLC	CBL & ASSOCIATES MANAGEMENT, INC. CBL CENTER 2030 HAMILTON PLACE BLVD., SUITE 500 CHATTANOOGA TN 37421-6000
9501 ARLINGTON EXP SPACE 860 JACKSONVILLE FL 32225	REGENCY SQUARE MALL	C/O R.S PROPERTIES, INC. 110 N. WACKER DR. CHICAGO IL 60606
3329 DONNELL DRIVE SPACE D3 FORESTVILLE MD 20747	THE CENTRE AT FORESTVILLE LLC	1919 WEST STREET, SUITE 100 ANNAPOLIS MD 21401
420 BYPASS 72 NW STE 5 GREENWOOD SC 296491407	HSCC, LLC	C/O HULL/STOREY DEVELOPMENT, LLC 1190 INTERSTATE PARKWAY AUGUSTA GA 30909
506 TURNCADO STREET HATILLO PR 00659	DDR NORTE LLC S.E.	DDR PR VENUTRES II LLC 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
2436 HILLTOP MALL ROAD RICHMOND CA 94806	RICHMOND ASSOCIATES LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
10177 N KINGS HWY, SUITE 70 MYRTLE BEACH SC 29572	MARELDA MYRTLE BEACH MALL LLC	124 JOHNSON FERRY ROAD ATLANTA GA 30328
1915 GREELEY MALL GREELEY CO 80631	GREELEY MALL I/GKD FUND I, LLC	GK DEVELOPMENT, INC 303 EAST MAIN STREET, SUITE# 201 BARRINGTON IL 60010

US HWY 460 & STATE RT 25 SPACE 245 BLUEFIELD WV 24701	MERCER MALL LLC D/B/A/MERCER MALL	ERSHIG PROPERTIES, INC ATT: DON R ERSHIG PO BOX 1127 HENDERSON KY 42419
757 EAST HIGHWAY 131 SPACE 530 CLARKSVILLE IN 47129	MACERICH SCG LP	C/O MACERICH COMPANY 401 WILSHIRE BLVD SUITE 700 SANTA MONICA CA 90401
2120 S ATLANTIC BLVD MONTEREY PARK CA 91754-6802	TRC MM, LLC	C/O TERRAMAR RETAIL CENTER 13502 WHITTIER BLVD SUITE Q WHITTIER CA 90605
4155 YELLOWSTONE HWY, SUITE 1188 CHUBBUCK ID 83202	PRICE DEVELOPMENT COMPANY	LIMITED PARTNERSHIP 110 N. WACKER DRIVE CHICAGO IL 60606
4238 WILSON BLVD, SUITE 2106 ARLINGTON VA 22203	FC BALLSTON COMMON LLC	FOREST CITY COMMERCIAL GROUP TERMINAL TOWER, SUITE 1100 50 PUBLIC SQUARE CLEVELAND OH 44113-2267
121 RIVER OAKS CENTER SPACE B-22 CALUMET CITY IL 60409	FOX VALLEY/RIVER OAKS PARTNERSHIP	M.S. MANAGEMENT ASSOCIATES INC. NATIONAL CITY CENTER 225 W WASHINGTON INDIANAPOLIS IN 46204
100 MALL BLVD SUITE 120 BRUNSWICK GA 31525	MARELDA GLYNN PLACE MALL, LLC	BABCOCK & BROWN 1 DAG HAMMARSKJOLD PLAZA 889 SECOND AVENUE, 49TH FL. NEW YORK NY 10017
12000 SE 82ND AVE SUITE 2040 HAPPY VALLEY OR 97086-7741	CLACKAMAS MALL L.L.C.	C/O CLACKAMAS TOWN CENTER 12000 SE 82ND AVENUE SUITE 1093/ATTN: MANAGER PORTLAND OR 97266
3301 E MAIN STREET, SUITE 2361 VENTURA CA 93003	MACERICH BUENAVENTURA LP	CENTER MANAGER 3301-1 EAST MAIN STREET VERNTURA CA 93003
370 MENLO PARK EDISON NJ 08837	SHOPPING CENTER ASSOCIATES	C/O SIMON PROPERTY GROUP 225 W.WASHINGTON STREET INDIANAPOLIS IN 46204
274 ST CLAIRE SQUARE FAIRVIEW HEIGHTS IL 62208	ST. CLAIR SQUARE L.P.	CBL & ASSOCIATES MGMT. INC. 2030 HAMILTON PLACE BOULEVARD SUITE 500 CHATTANOOGA TN 37421-0600
460 GREAT MALL DRIVE MILPITAS CA 95035	MILPITAS MILLS LIMITED PARTNERSHIP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
2801 CANDLER RD, SUITE 6 DECATUR GA 30034	THOR GALLERY AT SOUTH DEKALB, LLC	C/O THOR EQUITIES, LLC 25 WEST 39TH STREET 11TH FLOOR NEW YORK NY 10018

3849 S DELSEA DRIVE, SUITE B8 VINELAND NJ 08360	C/O PREIT SERVICES, LLC	ATTN: GENERAL COUNSEL THE BELLEVUE - 3RD FLOOR 200 SOUTH BROAD STREET PHILADELPHIA PA 19102
129 SOUTHGATE PLAZA SARASOTA FL 34239-6107	SOUTHGATE PLAZA LLC	C/O WESTFIELD CORPORATION INC. 11601 WILSHIRE BLVD. 12TH FLR ATTN: LEASE ADMINISTRATION LOS ANGELES CA 90025
132 SOUTHPARK CIRCLE COLONIAL HEIGHTS VA 23834	SOUTHPARK MALL, LLC	C/O CBL & ASSOCIATES PROPERTIES, INC./2030 HAMILTON PLACE BLVD. SUITE 500 CHATTANOGGA TN 37421
30-142 MALL DRIVE W JERSEY CITY NJ 07310	NC MALL ASSOCIATES C/O MS	MANAGEMENT ASSOCIATES, INC. C/O SIMON PROPERTY GRUOP 225W WASHINGTON STREET INDIANAPOLIS IN 46204
93 W CAMPBELL RD SPACE F136 SCHENECTADY NY 12306-6800	ROTTERDAM SQUARE, LLC	ATT:LEGAL DEPARTMENT 401 WILSHIRE BLVD. STE 700 SANTA MONICA CA 90401
3001 WHITE BEAR AVE NORTH, SUITE 1035-36 ST. PAUL MN 55109-1283	MAPLEWOOD MALL ASSOCIATES LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
5725 JOHNSTON ST BOX 2035 LAFAYETTE LA 70503	ACADIANA MALL CMBS, LLC	C/O CBL & ASSOCIATES MGMT, INC. SUITE 500 - CBL CENTER 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421
1380 SAN JACINTO MALL BAYTOWN TX 77521-8358	SJM REALTY	C/O SAN JACINTO MALL 1496 SAN JACINTO MALL ATTN: WILL DEANE BAYTOWN TX 77521
325 W PIEDMONT DRIVE SPACE 410 & 415 DANVILLE VA 24540	PIEDMONT MALL	PIEDMONT MALL L.L.C. 110 N. WACKER DRIVE CHICAGO IL 60606
6155 EASTEX FREEWAY SUITE 110 BEAUMONT TX 77706-6797	PARKDALE MALL, LLC	C/O CBL & ASSOCIATES MGMT. INC SUITE 500 - CBL CENTER 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421
3811 S COOPER STREET, SUITE 1184 ARLINGTON TX 76015	THE PARKS AT ARLINGTON, LLC	3811 S. COOPER ST- STE.2206 ARLINGTON TX 76015
2122 CROSSROADS BLVD SPACE 1018 OKLAHOMA CITY OK 73149	MMP CROSSROADS, LLC	5771 BLEAUX AVENUE, SUITE A SPRINGDALE AR 72762
2501 W MEMORIAL SPACE 233 OKLAHOMA CITY OK 73134	QUAIL SPRINGS MALL	DAYJAY ASSOCIATES ATTN: LAW/LEASE ADMINISTRATION 110 N WACKER DRIVE CHICAGO IL 60606
5265 MEADOWOOD MALL CIRCL SPACE E121 RENO NV 89502	MEADOWOOD MALL LLC	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
1189 GLENDALE GALLERIA GLENDALE CA 91210-1301	GLENDALE I MALL ASSOCIATES, LLC	C/O GLENDALE GALLERIA MANAGEMENT OFFICE 2148 GLENDALE GALLERIA GLENDALE CA 91210

1189 GLENDALE GALLERIA GLENDALE CA 91210-1301	GLENDALE I MALL ASSOCIATES, LLC	C/O GLENDALE GALLERIA MANAGEMENT OFFICE 2149 GLENDALE GALLERIA GLENDALE CA 91211
1850 29TH STREET, SUITE 1000 BOULDER CO 80301-1064	MACERICH MACERICH SHARED SERVICES	TWENTY NINTH STREET ATTN: SALES ASSOCIATE PO BOX 2188 SANTA MONICA CO 90406-2188
8500 BEVERLY BLVD SUITE 8830 LOS ANGELES CA 90048	LA CIENEGA PARTNERS LP	C/O THE TAUBMAN COMPANY 200 E. LONG LAKE ROAD P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200
2054 TAMIAMI TRAIL N NAPLES FL 34102	COASTLAND CENTER	COASTLAND CENTER, LP ATTN: LAW/LEASE ADMIN DEPT 110 NORTH WACKER DRIVE CHICAGO IL 60606
119 SUN VALLEY MALL CONCORD CA 94520-5801	SUNVALLEY SHOPPING CENTER LLC	C/O THE TAUBMAN COMPANY 200 EAST LONG LAKE ROAD, SUITE 300 P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200
2145 HILLTOP MALL ROAD RICHMOND CA 94806	RICHMOND ASSOCIATES LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
1445 WEST SOUTHERN AVE, SUITE 1270 MESA AZ 85202-4884	MACERICH FIESTA MALL, LLC	1445 WEST SOUTHERN AVENUE, SUITE 2104 ATTN: SHEILA HUNTER PHOENIX AZ 85202
849 E COMMERCE STREET SPACE 577 SAN ANTONIO TX 78205	NEW RIVERCENTER MALL II L.P	ASHKENAZY ACQUISITION CORP. ATTN: JOE PRESS 433 5TH AVENUE, STE 200 NEW YORK NY 10016
6001 AIRPORT BLVD SPACE 1175 AUSTIN TX 78752	HIGHLAND MALL	C/O HIGHLAND MALL LIMITED PARTNERSHIP ATTN: LAW/LEASE ADMINISTRATION DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
1456 STONERIDGE MALL SPACE E104 & 106 PLEASANTON CA 94588-3215	STONERIDGE PROPERTIES LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
254 ALMEDA MALL HOUSTON TX 77075	ALMEDA MALL, LP	ATTN: WILL DEANE 1177 WEST LOOP SOUTH, SUITE 1670 HOUSTON TX 77027
254 NORTHWEST MALL HOUSTON TX 77092-8541	NW-JCP, LTD.	ATTENTION: HERBERT L. LEVINE 9660 OLD KATY FREEWAY HOUSTON TX 77055
777 E MERRITT ISLAND CWY SPACE G9 MERRITT ISLAND FL 32952	GLIMCHER MERRITT SQUARE, LLC	GLIMCHER PROPERTIES LIMITED PARTNERSHIP 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
4601 S BROADWAY SPACE F-25 TYLER TX 75703	SIMON PROPERTY GROUP (TEXAS), L.P.	C/O M.S. MANAGEMENT ASSOC, INC. NATIONAL CITY CENTER 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
3355 RALEIGH SPRING MALL MEMPHIS TN 38128	RALEIGH SPRINGS LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204

6000 GLADES ROAD SUITE 1033 BOCA RATON FL 33431	THE TOWN CTR OF BOCA RATON	C/O SIMON PROPERTY/MS MGMT INC NATIONAL CITY CENTER 115 W. WASHINGTON INDIANAPOLIS IN 46204
3929 MCCAIN BLVD SPACE F-2 NORTH LITTLE ROCK AR 72116	MCCAIN MALL COMPANY, L.P.	C/O SIMON PROPERTY GROUP, INC 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
2601 PRESTON ROAD, SUITE 2108 FRISCO TX 75034	STONEBRIAR CENTRE	STONEBRIAR MALL LP 110 N. WACKER DR CHICAGO IL 60606
12300 JEFFERSON AVENUE, SUITE 415 NEWPORT NEWS VA 23602-6027	PR PATRICK HENRY LLC	PREIT SERVICES, LLC 200 SOUTH BROAD ST.,3RD FLOOR ATTN: GENERAL COUNSEL PHILADELPHIA PA 19102
1034 GARDEN STATE PLAZA PARAMUS NJ 07652-2411	WESTLAND GARDEN STATE PLAZA, LP	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BOULEVARD, 12TH FLOOR/ATTN:OPERATIONS MGR LOS ANGELES CA 90025
1034 GARDEN STATE PLAZA PARAMUS NJ 07652-2411	WESTLAND GARDEN STATE PLAZA, LP	C/O WESTFIELD CORPORATION, INC 11603 WILSHIRE BOULEVARD, 14TH FLOOR/ATTN:OPERATIONS MGR LOS ANGELES CA 90027
118 OPRY MILLS DRIVE NASHVILLE TN 37214	OPRY MILLS MALL LIMITED PARTNERSHIP	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
405 CONEFLOWER DRIVE GARLAND TX 75040	SIMON PROPERTY GROUP (TEXAS), LP	MS MANAGEMENT ASSOCIATES INC NATIONAL CITY CENTER 225 W WASHINGTON INDIANAPOLIS IN 46204
6650 S WESTNEDGE AVE SPACE 252 PORTAGE MI 49024	THE CROSSROADS MALL	C/O KALAMAZOO MALL L.L.C. 110 N. WACKER DRIVE ATTN: LAW/LEASE ADMIN DEPT. CHICAGO IL 60606
5800 N BAYSHORE DRIVE SUITE Q136 GLENDALE WI 53217-4553	BAYSHORE TOWN CENTER, LLC.	C/O STEINER AND ASSOCIATES, INC 4016 TOWNSFAIR WAY, SUITE 201 ATT:LEASING ADMINISTRATION COLUMBUS OH 43219
12801 WEST SUNRISE BLVD SPACE 879 SUNRISE FL 33323	SUNRISE MILLS,(MLP) LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
5054 E MONTCLAIR PLAZA LN MONTCLAIR CA 91763-1518	MONTCLAIR PLAZA	C/O MONTCLAIR PLAZA, LLC ATTN: LAW/LEASE ADMIN. DEPT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
4400 SERGEANT RD SPACE 520 SIOUX CITY IA 51106	SM SOUTHERN HILLS MALL LLC	SOUTHERN HILLS MALL 401 WILSHIRE BLVD SUITE 700 SANTA MONICA CA 90401
701 LYNNHAVEN PKWY SPACE B03 VIRGINIA BEACH VA 23452	LYNNHAVEN MALL L.L.C.	C/O GENERAL GROWTH LYNNHAVEN MALL 110 NORTH WACKER DRIVE CHICAGO IL 60606

32419 GRATIOT AVENUE ROSEVILLE MI 48066-1156	MACOMB MALL, LLC	C/O THOR EQUITIES, LLC ATTN: LINO SOLIS, ESQ. 25 WEST 39TH STREET, 11TH FLOOR NEW YORK NY 10018
725 AVE WEST MAIN SPACE 1100 BAYAMON PR 00961-4480	DDR DEL SOL LLC, S.E.	DEVELOPERS DIVERSIFIED REALTY CORPORATION 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
3500 EAST WEST HWY UNIT 1020 HYATTSVILLE MD 20782-5001	PREIT SERVICES, LLC	ATTN: GENERAL COUNSEL 200 SOUTH BROAD STREET, 3RD FLOOR PHILADELPHIA PA 19102
246 PITTSBURGH MILLS CIRL TARENTUM PA 15084-3836	PITTSBURGH MILLS LIMITED PARTNERSHIP	DBA THE GALLERIA @ PITTSBURGH MILLS C/O ZAMIAS SVCS ATTN: SAMUEL ZAMIAS 300 MARKET STREET JOHNSTOWN PA 15901
6170 GRAND AVE STE 643 GURNEE IL 60031-4550	MALL AT GURNEE MILLS, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
6600 TOPANGA CANYON BLVD SPACE 2002 CANOGA PARK CA 91303	WESTFIELD TOPANGA OWNER LP	11601 WILSHIRE BLVD. 11TH ATTN: LEGAL DEPARTMENT LOS ANGELES CA 90025
23106 FASHION DRIVE SUITE 109 ESTERO FL 33928	COCONUT POINT TOWN CENTER LLC	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
7400 SAN PEDRO SPACE 164 & 166 SAN ANTONIO TX 78216	NS MALL PROPERTY LP	GENERAL GROWTH PROPERTIES, INC 10275 LITTLE PATUXENT PARKWAY ATT: LAW/LEASING AND OPERATIONS COLUMBIA MD 21044
4246 BALDWIN ROAD AUBURN HILLS MI 48326	TAUBMAN AUBURN HILLS ASSOCIATES, LP	200 EAST LONG LAKE ROAD P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200
6451 W DIVERSEY AVE SUITE G1-G2 CHICAGO IL 60707-2305	INLAND WESTERN CHICAGO BRICKYARD, LLC	INLAND US MANAGEMENT LLC 2901 BUTTERFIELD ROAD OAKBROOK TERRACE IL 60523
12463 NORTH MAINSTREET SPACE 3260 RANCHO CUCAMONGA CA 91739-8887	RANCHO MALL, LLC	FOREST CITY COMMERCIAL GROUP 1360 TERMINAL TOWER, STE. 700 50 PUBLIC SQUARE CLEVELAND OH 44113
865 MARKET STREET SPACE C-36 SAN FRANCISCO CA 94103	S.F. SHOPPING CENTRE ASSOCIATES, L.P.	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BLVD FLOOR 12 LOS ANGELES CA 90025
228 EXTON SQUARE PARKWAY EXTON PA 19341	EXTON SQUARE PROPERTY LLC	C/O PREIT 200 SOUTH BROAD STREET, 3RD FL ATTN:BRUCE GOLDMAN, ESQUIRE- GENERAL COUNSEL PHILADELPHIA PA 19102
425 WASHINGTON STREET BOSTON MA 02108-5223	WINSUM LIMITED PARTNERSHIP	C/O THE DRUKER COMPANY, LTD 50 FEDERAL STREET BOSTON MA 02110
1450 ALA MOANA BLVD SPACE 1239 & 1241 HONOLULU HI 96814	GGP ALA MONA L.L.C.	LAW / LEASING DEPARTMENT 110 NORTH WACKER DRIVE CHICAGO IL 60606

1450 ALA MOANA BLVD SPACE 1239 & 1241 HONOLULU HI 96814	GGP ALA MONA L.L.C.	LAW / LEASING DEPARTMENT 110 NORTH WACKER DRIVE CHICAGO IL 60606
925 BLOSSOM HILL RD SUITE 1690 SAN JOSE CA 95123-1253	OAKRIDGE MALL L.P.	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD., 11TH FLR ATTN: LEGAL DEPT LOS ANGELES CA 90025
8111 CONCORD MILLS BLVD SPACE 359 CONCORD NC 28027-6482	CONCORD MILLS MALL LIMITED PARTNERSHIP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
9200-192A STONY POINT PKY RICHMOND VA 23235	STONY POINT ASSOCIATES LLC	200 EAST LONG LAKE ROAD P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200
150 ROSEDALE CENTER ROSEVILLE MN 55113	PPF RTL ROSEDALE SHOPPING CENTER, LLC	MORGAN STANLEY REAL ESTATE ADVISOR, INC. ATTN: JENNIE PRIES 1585 BROADWAY NEW YORK NY 10036
9073 W ATLANTIC BLVD CORAL SPRINGS FL 33071-6953	CORAL CS-LTD ASSOCIATES	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON ST INDIANAPOLIS IN 46204-3438
9073 W ATLANTIC BLVD CORAL SPRINGS FL 33071-6953	CORAL CS-LTD ASSOCIATES	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON ST INDIANAPOLIS IN 46204-3438
9073 W ATLANTIC BLVD CORAL SPRINGS FL 33071-6953	CORAL CS-LTD ASSOCIATES	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON ST INDIANAPOLIS IN 46204-3438
1455 NW 107TH AVENUE, SUITE 334 DORAL FL 33172-2714	MALL AT MIAMI INTERNATIONAL LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
19575 BISCAYNE BLVD SPACE 1239 & 1245 AVENTURA FL 33180-2348	AVENTURA MALL VENTURE	C/O TURNBERRY AVENTURA MALL CO 19501 BISCAYNE BLVD., SUITE 400 AVENTURA FL 33180
1700 W INTERNATIONAL SPWY SPACE 372 DAYTONA BEACH FL 32114	VOLUSIA MALL, L.L.C.	CBL & ASSOCIATES MANAGEMENT, INC. CBL CENTER, SUITE 500 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421
1910 WELLS ROAD SPACE F15B ORANGE PARK FL 32073	SIMON PROPERTY GROUP LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
3393 PEACHTREE RD NE SPACE 2020 ATLANTA GA 30326	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
3393 PEACHTREE RD NE SPACE 2020 ATLANTA GA 30326	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
9635 CORTANA PLACE BATON ROUGE LA 70815	CORTANA MALL LLC	C/O JANOFF & OLSHAN, INC. 654 MADISON AVENUE, SUITE 1205 NEW YORK NY 10021
9635 CORTANA PLACE BATON ROUGE LA 70815	CORTANA MALL LLC	C/O JANOFF & OLSHAN, INC. 654 MADISON AVENUE, SUITE 1205 NEW YORK NY 10021
12300 NORTH FREEWAY, SUITE 356 HOUSTON TX 77060	GPM HOUSTON PROPERTIES, LTD.	12300 NORTH FREEWAY, SUITE 208 HOUSTON TX 77060

1000 WEST OAKS MALL SPACE 509 HOUSTON TX 77082	GCCFC 2006-GG7 WESTHEIMER MALL, LLC	C/O LNR PARTNERS INC. ATTN: DIRECTOR OF REAL ESTATE 1601 WASHINGTON AVENUE, SUITE # 700 MIAMI BEACH FL 33139
4301 W WISCONSIN AVE SPACE 102 APPLETON WI 54913	FOX RIVER SHOPPING CTR	C/O GENERAL GROWTH MGMT, INC. 400 S. HIGHWAY 169-SUITE 800 MINNEAPOLIS MN 55426
5252 HICKORY HOLLOW PKWY SPACE 1095 ANTIOCH TN 37013	HICKORY HOLLOW MALL LIMITED PARTNERSHIP	CBL & ASSOCIATES PROPERTIES INC CBL CENTER 2030 HAMILTON PLACE BLVD. SUITE 500 CHATTANOOGA TN 37421-6000
10300 W FOREST HILL BLVD SPACE 105 WELLINGTON FL 33414	TJ PALM BEACH ASSOCIATES LP	200 EAST LONG LAKE ROAD BLOOMFIELD HILLS MI 48303
3200 LAS VEGAS BLVD S SPACE 1124 LAS VEGAS NV 89109	FASHION SHOW MALL	FASHION SHOW MALL, LLC ATT:LAW/LEASE ADMINISTRATION DEPARTMENT 110 N. WACKER DRIVE CHICAGO IL 60606
801 N CONGRESS AVENUE SPACE 627 BOYNTON BEACH FL 33426	BOYNTON JCP ASSOCIATES LTD	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
3800 EAST MAIN STREET SPACE G-113 ST. CHARLES IL 60174	CHARLESTOWNE 1998 MS XLI, LLC	URBAN RETAIL PROPERTIES 10851 MASTIN OVERLAND PARK KS 66210
1 CROSSGATES MALL ROAD BOX 199 ALBANY NY 12203	CROSSGATES MALL COMPANY NEWCO, LLC.	C/O THE PYRAMID COMPANIES THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202
1401 W ESPLANADE AVE KENNER LA 70065	ESPLANADE MALL L.P.	C/O SIMON PROPERTY GROUP 226 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3439
4238 WILSON BLVD SPACE 2252/2260 ARLINGTON VA 22203	FC BALLSTON COMMON LLC	FOREST CITY COMMERCIAL GROUP TERMINAL TOWER, SUITE 1100 50 PUBLIC SQUARE CLEVELAND OH 44113-2267
5959 TRIANGLE TOWN BLVD, SUITE DL1196 RALEIGH NC 27616	TRIANGLE TOWN CENTER, LLC	CBL & ASSOCIATES MGMT, INC. 5959 TRIANGLE TOWN BLVD, SUITE#2072 RALEIGH NC 27616
626 BEL AIR ROAD BEL AIR MD 21014	CBL & ASSOCIATES LP	HARTFORD MALL BUSINESS TRUST C/O CBL & ASSOC PROPERTIES INC 2030 HAMILTON PLACE BLVD. #500 CHATTANOOGA TN 37421
2133 SAINT LOUIS GALLERIA ST. LOUIS MO 63117	SAINT LOUIS GALLERIA L.L.C.	C/O GENERAL GROWTH PROPERTIES 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
2133 SAINT LOUIS GALLERIA ST. LOUIS MO 63117	SAINT LOUIS GALLERIA L.L.C.	C/O GENERAL GROWTH PROPERTIES 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
7900 RITCHIE HWY SPACE A-105 GLEN BURNIE MD 21061	TKL-EAST, LLC	C/O SIMON PROPERTY GROUP, INC. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204

1024 MID RIVERS MALL ST. PETERS MO 63376	MID RIVERS MALL, LLC	CBL & ASSOCIATES MGMT. 2030 HAMILTON PLACE BOULEVARD SUITE 500, CBL CENTER CHATTANOOGA TN 37421
2415 N MONROE ST UNIT 296 TALLAHASSEE FL 32303-4112	FMP TALLAHASSEE LLC	C/O JONES LANG LASALLE AMERICAS, INC 3344 PEACHTREE ROAD NE, SUITE 1200 ATTN: PRESIDENT & CEO, RETAIL ATLANTA GA 30326
3661 EISENHOWER PKWY PO BOX 25086 MACON GA 31206	MACON MALL LLC	C/O JONES LANG LASALLE AMERICAS, INC 3344 PEACHTREE ROAD NE, STE 1200 ATTN: PRESIDENT & CEO, RETAIL ATLANTA GA 30326
4200 PORTSMOUTH BLVD SPACE 115 CHESAPEAKE VA 233212100	CHESAPEAKE MALL, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
1441 TAMIAMI TRAIL SPACE 245 PORT CHARLOTTE FL 33948	PORT CHARLOTTE MALL, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
11500 MIDLOTHIAN TURNPIKE SPACE 742 RICHMOND VA 23235	THE MACERICH PARTNERSHIP, L.P.	C/O THE MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD. SUITE 700 SANTA MONICA CA 90407
1401 GREENBRIAR PKWY SPACE 2052 CHESAPEAKE VA 23320	GREENBRIER MALL II, LLC	C/O CBL & ASSOCIATES MGMT. INC CBL CENTER - SUITE 500 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421-6000
1040 SUNRISE MALL MASSAPEQUA NY 11758	SUNRISE MALL LLC	WESTFIELD, LLC 11601 WILSHIRE BOULEVARD, 11TH FLOOR LOS ANGELES CA 90025
7974L TYSONS CORNER CTR MCLEAN VA 22102	TYSONS CORNER HOLDINGS LLC	ATT: LEGAL DEPARTMENT 401 WILSHIRE BOULEVARD SUITE 700 SANTA MONICA CA 90401
2401 S STEMMONS FREEWAY, SUITE 2250 LEWISVILLE TX 750678780	VISTA RIDGE JOINT VENTURE	C/O GENERAL GROWTH RPOPERTIES, INC. 110 N. WACKER DRIVE ATTN: LAW/LEASE ADMIN DEPT. CHICAGO IL 60606
2200 S 10TH ST STE H7 MCALLEN TX 78503-5413	SIMON PROPERTY GROUP (TEXAS) L.P.	M.S. MANAGEMENT ASSOC, INC. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
6001 W WACO DR STE 506 WACO TX 76710-6303	CBL RM-WACO, LLC	CBL & ASSOCIATES MGMNT, INC. SUITE 500/ CBL CENTER 2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421
138 SHARPSTOWN CENTER HOUSTON TX 77036-5035	RAIT SHARPSTOWN LLC	7500 BELLAIRE BLVD., SUITE 201 HOUSTON TX 77036
3601 E BROADWAY TUCSON AZ 85716	MAGNA / EL CON LLC	C/O CBRE TUCOSN MGMT SERVICES 3601 EAST BROADWAY BLVD., SUITE 5B TUCSON AZ 85716

N 811 CENTRAL EXPY, SUITE 1265 PLANO TX 75075	COLLIN CREEK MALL, L.P.	GENERAL GROWTH PROPERTIES INC COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
5135 WEST ALABAMA, SUITE 7280 HOUSTON TX 77056	7623 SA GALLERIA IV LP	1481 PAYSPHERE CIRCLE CHICAGO IL 60674
5135 WEST ALABAMA SUITE 7280 HOUSTON TX 77056	7623 SA GALLERIA IV LP	1481 PAYSPHERE CIRCLE CHICAGO IL 60674
1 YORK GALLERIA SPACE 126 YORK PA 17402	YORK GALLERIA LIMITED PARTNERS	HIP/CBL & ASSOCIATES PROPERTIE S, INC./CBL CENTER/2030 HAMILT ON PLACE BOULEVARD/SUITE 500 CHATTANOOGA TN 37421-6000
292 BRIARWOOD CIRCLE ANN ARBOR MI 48108	BRIARWOOD LLC	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
1750 DEPTFORD CTR RD SPACE 2108 DEPTFORD NJ 08096	MACERICH DEPTFORD, LLC	DEPTFORD MALL 1750 DEPTFORD CENTER ROAD DEPTFORD NJ 08096
3710 ROUTE 9 SPACE G218 FREEHOLD NJ 07728	FREEMALL ASSOCIATES, LLC	LEGAL DEPARTMENT 401 WILSHIRE BLVD STE 700 SANTA MONICA CA 90401
100 COLUMBIANA CIRCLE SPACE 1362 COLUMBIA SC 29212	COLUMBIANA CENTRE	GGP-COLUMBIANA TRUST ATTN: LAW/LEASE DEPT. 110 NORTH WACKER CHICAGO IL 60606
1100 SOUTH HAYES STREET SPACE T-1 ARLINGTON VA 22202	FASHION CENTRE ASSOCIATES, LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
18000 VERNIER RD HARPER WOODS MI 48225	NEW EASTLAND MALL DEVELOPER, LLC	AAC MANAGEMENT CORP. 433 FIFTH AVENUE, 4TH FLOOR NEW YORK NY 10016
228 STONEWOOD STREET SPACE F19 DOWNEY CA 90241	MACERICH STONEWOOD, LLC	MANAGEMENT OFFICE 251 STONEWOOD STREET DOWNEY CA 90241
194 BUCKLAND HILLS DR, SUITE 1110 MANCHESTER CT 06040	PAVILLIONS @ BUCKLAND HILLS LLC	194 BUCKLAND HILLS DRIVE MANCHESTER CT 06040
107 WOODBRIDGE CENTER DR WOODBRIDGE NJ 07095	WOODBRIDGE CENTER PROPERTY, LLC	C/O GENERAL GROWTH PROPERTIES, INC. COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
2655 RICHMOND AVE SPACE 2640 STATEN ISLAND NY 10314	ROUSE SI SHOPPING CENTER, LLC	GENERAL GROWTH COMPANY COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
138 LOS CERRITOS CENTER CERRITOS CA 90703-5428	MACERICH CERRITOS, LLC	MANAGEMENT OFFICE 239 LOS CERRITOS CENTER CERRITOS CA 90703-5422
329 PASADENA TOWN SQUARE PASADENA TX 77506	PASADENA MALL INVESTMENTS, LTD	PASADENA TOWN SQUARE 171 PASADENA TOWN SQUARE PASADENA TX 77506

7925 FM 1960 RD WEST SPACE 1340 HOUSTON TX 77070	WILLOWBROOK MALL (TX)LLC	ATTN: GENERAL COUNSEL 110 N. WACKER DRIVE CHICAGO IL 60606
14045 ABERCORN STREET BOX 5, SPACE 2312 SAVANNAH GA 31419	SSF SAVANNAH PROPERTIES, LLC	C/O JSS ADVISORS, LLC 120 E. 56TH STREET, SUITE 500 NEW YORK NY 10022
11025 CAROLINA PLACE PKWY SPACE A-02 PINEVILLE NC 28134	CAROLINA PLACE L.L.C.	C/O CAROLINA PLACE 110 N. WACKER DRIVE CHICAGO IL 60606
353 COLONIE CENTER SPACE 402/406A ALBANY NY 12205	FMP COLONIE LLC	C/O FELDMAN MALL PROPERTIES, INC. ATTN: GENERAL MANAGER 131 COLONIE CENTER ALBANY NY 12205
15555 EAST 14TH STREET SUITE 207 SAN LEANDRO CA 94578	MADISON BAY FAIR LLC	C/O MADISON MARQUETTE 2001 PENNSYLVANIA AVENUE N.W., SUITE 1000 WASHINGTON DC 20006
4550 E CACTUS RD, SUITE 64 PHOENIX AZ 85032-7716	WESTDAY ASSOCIATES L.P.	4568 EAST CACTUS ROAD PHOENIX AZ 85032
230 W HURON ROAD SPACE 7224 CLEVELAND OH 44113	TOWER CITY PROPERTIES LTD	AN OHIO LIMITED PARTNERSHIP TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1100 CLEVELAND OH 44113-2267
230 W HURON ROAD SPACE 7224 CLEVELAND OH 44113	TOWER CITY PROPERTIES LTD	AN OHIO LIMITED PARTNERSHIP TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1100 CLEVELAND OH 44113-2267
2748 EASTLAND MALL SPACE A-2 COLUMBUS OH 43232	EM COLUMBUS II, LLC	C/O GLIMCHER PROPERTIES LIMITED PARTNERSHIP ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
4201 WESTLAND MALL SPACE A 1 COLUMBUS OH 43228	WESTON TOWN CENTRE, LLC	C/O THE KRONE GROUP LLC 2101 RICHMOND ROAD, #1000 BEACHWOOD OH 44122
208 WEST 125TH STREET NEW YORK NY 10027	210 W 125TH STREET WHL, LLC.	WHARTON REALTY 500 FIFTH AVENUE, 54TH FLOOR NEW YORK NY 10110
3320 SILAS CREEK PARKWAY, SUITE 6600 WINSTON SALEM NC 27103	JG WINSTON-SALEM, LLC	CBL & ASSOCIATES PROPERTIES, INC CBL CENTER 2030 HAMILTON PLACE BLVD., SUITE 500 CHATTANOOGA TN 37421-6000
1801 SW WANAMAKER RD SPACE H-8 TOPEKA KS 66604	WEST RIDGE MALL LLC	M.S.MANAGEMENT ASSOCIATES INC. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
95 BURLINGTON MALL RD SPACE 1004 BURLINGTON MA 01803-5389	BELLWETHER PROPERTIES OF	MASSACHUSETTS, L.P. NATIONAL CITY CENTER 225 W. WASHINGSTON STREET INDIANAPOLIS IN 46204

301 MT HOPE AVENUE SPACE 1071 ROCKAWAY NJ 07866	ROCKAWAY CENTER ASSOCIATES LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
1600 AZUSA AVENUE SPACE 105 CITY OF INDUSTRY CA 91748	PUENTE HILLS MALL, LLC	ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
7601 S CICERO AVE SPACE 210 CHICAGO IL 60652	EGI PROPERTIES, LLC	TWO NORTH RIVERSIDE PLAZA, SUITE 600 CHICAGO IL 60606-2689
5 TIMES SQUARE NEW YORK NY 10036	AVR CROSSROADS, LLC	ATTN: ALLAN V. ROSE, PRESIDENT ONE EXECUTIVE BOULVARD YONKERS NY 10701
110 TOWN CENTER EAST SPACE B7/B9 SANTA MARIA CA 93454	TOWN CENTER STREET SCAPE, LP	PATRICIA HILLIARD 142 TOWN CENTER EAST SANTA MARIA CA 93454
21500 NORTHWESTERN HWY SPACE 486 SOUTHFIELD MI 48075	GP-NORTHLAND CENTER, LLC	C/O JAGER MANAGEMENT, INC. 610 OLD YORK ROAD JENKINTOWN PA 19046
502 PLAZA DRIVE WEST COVINA CA 91790	PLAZA WEST COVINA LP	WESTFIELD, LLC ATTN: LEGAL DEPARTMEMT 11601 WILSHIRE BLVD, 12TH FL. LOS ANGELES CA 90025
250 DEL MONTE CENTER MONTEREY CA 93940	DEL MONTE CENTER HOLDINGS, LP	C/O AMERICAN ASSETS, INC. 11455 EL CAMINO REAL, SUITE 200 SAN DIEGO CA 92130
23000 EUREKA ROAD SPACE 1250 TAYLOR MI 48180	SOUTHLAND CENTER	SOUTHALND CENTER, LLC ATTN: LAW/LEASE ADMIN DEPT 110 N. WACKER DRIVE CHICAGO IL 60606
155 DORSET STREET SPACE L2,3,4 SOUTH BURLINGTON VT 05403	UNIVERSITY MALL, LLC	C/O FINARD & COMPANY, LLC ONE BURLINGTON WOODS DRIVE BURLINGTON MA 01803
9617 N METRO PARKWAY WEST SPACE 2076 PHOENIX AZ 85051	METRORISING AMS OWNER LLC	9617 METRO PARKWAY WEST, SUITE 1001 ATTN: CENTER MANAGER PHOENIX AZ 85051
745 PARKWAY PLAZA EL CAJON CA 92020	PARKWAY PLAZA L.P.	C/O WESTFIELD CORPORATION INC. 11601 WILSHIRE BLVD., 12TH FLR ATTN: LEASE ADMINISTRATION LOS ANGELES CA 90025
1293 NIAGARA FALLS BLVD AMHERST NY 14226	BOULEVARD MALL SPE LLC	TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1360 CLEVELAND OH 44113-2203
197 WESTBANK EXP, SUITE 1110 GRETNA LA 70053	OAKWOOD CENTER	OAKWOOD SHOPPING CENTER LP ATTN: LAW/LEASE DEPT. 110 N WACKER DRIVE CHICAGO IL 60606
3301 VETERANS MEMORIAL BV SPACE 8 METAIRIE LA 70002	GREATER LAKESIDE CORPORATION	AS AGENT FOR CAUSEWAY LLC 3301 VETERANS BLVD, SUITE 209 METAIRIE LA 70002
358 WEST MARKET STREET BLOOMINGTON MN 55425	MOAC MALL HOLDINGS LLC	60 EAST BROADWAY BLOOMINGTON MN 55425-5550

2047 MONTEBELLO TWN CT DR MONTEBELLO CA 90640	MONTEBELLO TOWN CENTER INVESTORS LLC	C/O UBS REALTY INVESTORS LLC 2134 TOWN CENTER DR MONTEBELLO CA 90640
72-840 HWY 111 SPACE 309 PALM DESERT CA 92260	WEA PALM DESERT L.P.	C/O WESTFIELD CORPORATION INC. 11601 WILSHIRE BLVD., 12TH FLR ATTN: LEGAL DEPARTMENT LOS ANGELES CA 90025
2701 MING AVE SPACE 248 BAKERSFIELD CA 93304	VALLEY PLAZA MALL	BAKERSFIELD MALL LLC ATTN: LAW/LEASE ADMIN. DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
3111 MIDWESTERN PKY SPACE 910 WICHITA FALLS TX 76308	SIKES SENTER, LLC.	C/O GENERAL GROWTH 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
3049 WILLIAM ST STE 171 CAPE GIRARDEAU MO 63703	CENTRO WEST PARK LLC	CENTRO WATT 580 WEST GERMANTOWN PIKE, SUITE# 200 PLYMOUTH MEETING PA 19462
5300 SAN DARIO SUITE 410-C LAREDO TX 78041	MALL DEL NORTE, LLC	C/O CBL & ASSOCIATES MANAGEMENT, INC. SUITE 500 - CBL CENTER 2030 HAMILTON PLACE BLVD. CHATTANOOGA TN 37421-6000
1401 ROUTE 300, SUITE 156 NEWBURGH NY 12550	NEWBURGH CAPITAL GROUP, LLC	C/O URBAN RETAIL PROPERTIES CO 900 NORTH MICHIGAN AVENUE ATTN:PRESIDENT,MANAGEMNET CO. CHICAGO IL 60611
1401 ROUTE 300, SUITE 156 NEWBURGH NY 12550	NEWBURGH CAPITAL GROUP, LLC	C/O URBAN RETAIL PROPERTIES CO 900 NORTH MICHIGAN AVENUE ATTN:PRESIDENT,MANAGEMNET CO. CHICAGO IL 60611
1058 W CLUB BLVD SPACE 666 DURHAM NC 27701	NORTHGATE ASSOCIATES LLLP	P.O. BOX 2476 DURHAM NC 27715-2476
1058 W CLUB BLVD SPACE 666 DURHAM NC 27701	NORTHGATE ASSOCIATES LLLP	P.O. BOX 2476 DURHAM NC 27715-2476
2825 S GLENSTONE AVE SPACE 108 SPRINGFIELD MO 65804	BATTLEFIELD MALL, LLC	C/O M.S. MANAGEMENT ASSOC. INC NATIONAL CITY CENTER 225 W. WASHINGTON INDIANAPOLIS IN 46204
1180 FOX VALLEY CENTER AURORA IL 60504	FOX VALLEY MALL LLC	11601 WILSHIRE BOULEVARD, 11TH FLOOR LOS ANGELES CA 90025
1300 WEST SUNSET RD, SUITE 2113 HENDERSON NV 890146639	RANCH CENTER ASSOCIATES LIMITE	D PARTNERSHIP/A NEVADA LIMITED PARTNERSHIP/TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1100 CLEVELAND OH 44113-2267
1500 APALACHEE PARKWAY SPACE 2015 TALLAHASSEE FL 32301	GOVERNOR’S SQUARE	C/O TALLAHASSEE ASSOCIATES 110 N. WACKER DR. CHICAGO IL 60606
2700 MIAMISBURG/CENTERVLE SPACE 524 DAYTON OH 45459	DAYTON MALL VENTURE LLC	C/O GLIMCHER DAYTON MALL, INC. ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215

3050 N 5TH ST HWY STE E16 READING PA 19605	GP-FAIRGROUNDS SQUARE, L.P.	C/O JAGER MANAGER, INC. 610 OLD YORK ROAD JENKINTOWN PA 19046
9501 ARLINGTON EXP SPACE 140W JACKSONVILLE FL 32225	REGENCY SQUARE MALL	C/O R.S PROPERTIES, INC. 110 N. WACKER DR. CHICAGO IL 60606
1277 BROADWAY SAUGUS MA 01906	MAYFLOWER SQUARE ONE, LLC	C/O SIMON PROPERTY GROUP, L.P. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
154 PLAZA DRIVE WEST COVINA CA 91790	PLAZA WEST COVINA LP	WESTFIELD, LLC ATTN: LEGAL DEPARTMEMT 11601 WILSHIRE BLVD, 12TH FL. LOS ANGELES CA 90025
2100 INDEPENDNCE CTR DR INDEPENDENCE MO 64057-3535	SPG INDEPENDENCE CENTER, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
1910 WELLS ROAD SPACE J9 & J10 ORANGE PARK FL 32073	SIMON PROPERTY GROUP LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
4502 SOUTH STEELE ST, SUITE 432 TACOMA WA 98409-7225	TACOMA MALL PARTNERSHIP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
4200 SOUTH FREEWAY, SUITE 1376 FORT WORTH TX 76115-1410	TOWN CENTER MALL, L.P.	C/O LA GRAN PLAZA 4200 S. FREEWAY, #2500 FORT WORTH TX 76115
2050 PONCE BY-PASS SUITE 153 PONCE PR 00717	PLAZA DEL CARIBE, S.E.	P.O. BOX 363268 SAN JUAN PR 00936-3268
1801 PALM BEACH LAKE BLVD SPACE 124 WEST PALM BEACH FL 33401	PALM BEACH MALL LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46104
2287 TYRONE SQUARE, SUITE 110 ST. PETERSBURG FL 33710-3952	SIMON CAPITAL GP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON INDIANAPOLIS IN 46204
7701 I 40 WEST, SUITE 386 AMARILLO TX 79121	AMARILLO MALL, LLC	ATTN: ASSET MANAGER 124 JOHNSON FERRY ROAD ATLANTA GA 30328
905 SHARPSTOWN CENTER HOUSTON TX 77036-5053	RAIT SHARPSTOWN LLC	7500 BELLAIRE BLVD., SUITE 201 HOUSTON TX 77036
4154 E HARLEM NORRIDGE IL 60706	FOREST HARLEM PROPERTIES, LP	THE HARLEM IRVING COMPNAY INC. 4104 NORTH HARLEM AVENUE ATTN: GENERAL COUNSEL NORRIDGE IL 60706
18900 MICHIGAN AVE SPACE H-102 DEARBORN MI 48126	FAIRLANE TOWN CENTER, LLC	18901 MICHIGAN AVENUE DEARBORN MI 48127
S 999 WASHINGTON ST 356 EMERALD SQ, SPC W167 NORTH ATTLEBOROUGH MA 027603656	MAYFLOWER EMERALD SQUARE LLC	C/O SIMON PROPERTY GROUP LP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
3500 OLEANDER DR SPACE 136-7 WILMINGTON NC 28403	CENTRO INDEPENDENCE LLC	C/O CENTRO WATT 580 GERMANTOWN PIKE, SUITE 200 PLYMOUTH MEETING PA 19462

4800 S HULEN, SUITE 1082 FORT WORTH TX 76132	HULEN MALL	HULEN OWNER, LP ATTN: LAW/LEASE ADMIN DEPT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
700 HAYWOOD RD SPACE 1055 GREENVILLE SC 29607	BELLWETHER PROPERTIES OF SOUTH CAROLINA, LP	M.S. MANAGEMENT ASSOCIATES, ONCE NATIONAL CITY CENTER 115 W. WASHINGTON STREET INDIANAPOLIS IN 46204
1000 TURTLE CREEK DR SPACE 360 HATTIESBURG MS 39402	TURTLE CREEK L.P.	C/O CBL & ASSOCIATES MGMT INC. 2030 HAMILTON PLACE BLVD. 500 CHATTANOOGA TN 37421-6000
1960 HWY 70 SE SPACE 202 & 206 HICKORY NC 28602	VALLEY HILLS MALL	C/O VALLEY HILLS MALL, INC 110 NORTH WACKER DRIVE CHICAGO IL 60606
2154 UNIVERSITY SQ MALL TAMPA FL 33612	SOMEROCK UNIVERSITY MALL OWNER, LLC	SOMERA CAPITAL MANAGEMENT LLC ATTN:CHARLIE CHRISTENSEN, CSM 115 WEST CANON PERDIDO STREET SANTA BARBARA CA 93111
6401 BLUEBONNET BLVD SPACE 2020 BATON ROUGE LA 70836	MALL OF LOUISIANA	GGP-MALL OF LOUISIANA, LP 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMIN. CHICAGO IL 60606
1000 WEST OAKS MALL SPACE 512 HOUSTON TX 77082	GCCFC 2006-GG7 WESTHEIMER MALL, LLC	C/O LNR PARTNERS INC. ATTN: DIRECTOR OF REAL ESTATE 1601 WASHINGTON AVENUE, SUITE # 700 MIAMI BEACH FL 33139
7000 CROSSROADS BLVD OKLAHOMA CITY OK 73149	MMP CROSSROADS, LLC	5771 BLEAUX AVENUE, SUITE A SPRINGDALE AR 72762
921 E CHESTER DRIVE SPACE 1210 HIGH POINT NC 27262	HIGH POINT DEVELOPMENT LIMITED PARTNERSHIP	CBL & ASSOCIATES PROPERTIES, INC. CBL CENTER 2030 HAMILTON PLACE BLVD. SUITE 500 CHATTANOOGA TN 37421-6000
3100 SW COLLEGE RD OCALA FL 34474	PADDOCK MALL ASSOCIATES	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
3075 CLAIRTON RD WEST MIFFLIN PA 15123	CENTURY III MALL, L.P.	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
9401 WEST COLONIAL DRIVE SPACE 344 OCOEE FL 34761	WEST OAKS MALL	C/O WEST OAKS MALL TRUST 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMIN. DEPT. CHICAGO IL 60606
1627 OPELIKA RD STE 102 AUBURN AL 36830-1722	MARELDA UNIVERSITY VILLAGE MALL, LLC	GREGORY GREENFIELD & ASSOCIATES, LTD. 124 JOHNSON FERRY RD. NE ATTN: ASSET MANAGER ATLANTA GA, 30328
7021 S MEMORIAL DRIVE SPACE 106 TULSA OK 74133	WOODLAND HILLS MALL, LLC	M.S. MANAGEMENT ASSOCIATES INC 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
3001 KNOXVILLE CENTER DR, SUITE 2198 KNOXVILLE TN 37924	KNOXVILLE CENTER, L.L.C.	C/O M.S. MANAGEMENT ASSOCIATES INC. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204

3500 MCCAIN ROAD LONGVIEW TX 75605	SIMON PROPERTY GROUP(TEXAS)LP	225 W. WASHINGTON NATIONAL CITY CENTER INDIANAPOLIS IN 46204
150 NORTH SHORE BLVD SPACE 2027 SLIDELL LA 70460	SIZELER NORTH SHORE GENERAL PARTNERSHIP	C/O REVENUE PROPERTIES MANAGEMENT COMPANY, INC. 2542 WILLIAMS BOULEVARD NEW ORLEANS LA 70062
1067 W BALTIMORE PIKE MEDIA PA 19063	SM GRANITE RUN MALL LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
300 PROVIDENCE HWY SPACE 334 DEDHAM MA 02026	OCW RETAIL - DEDHAM, LLC	C/O THE WILDER COMPANIES 800 BOYLSTON STREET, SUITE 1300 BOSTON MA 02199
1116 GREEN ACRES MALL SPACE 068 VALLEY STREAM NY 11581	GREEN ACRES MALL, L.L.C.	VORNADO REALTY TRUST ATTN: EXECUTIVE VICE PRESIDENT-RETAIL DIVISION 210 ROUTE 4 EAST PARAMUS NJ 07652
129 E FLAGLER ST MIAMI FL 33131	THE ARDEN COMPANY	HARVEY R. KLEIN 333 N. W. 3RD AVENUE OCALA FL 34475-0000
7007 FRIARS ROAD SPACE 730 SAN DIEGO CA 92108	FASHION VALLEY MALL LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
8300 SUDLEY ROAD SPACE M-5 MANASSAS VA 20109	MANASSAS OWNER, L.L.C.	VORNADO REALTY TRUST ATTN: EXECUTIVE VIE PRESIDENT-RETAIL REAL ESTATE 210 ROUTE 4 EAST PARAMUS NJ 07652
S 8001 ORANGE BLOSSOM TRL, SUITE 722 ORLANDO FL 328097667	FLORIDA MALL ASSOCIATES LTD.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
9407 W ATLANTIC BLVD CORAL SPRINGS FL 33071-6945	CORAL CS-LTD ASSOCIATES	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON ST INDIANAPOLIS IN 46204-3438
20505 SOUTH DIXIE HWY SPACE 935 CUTLER BAY FL 33189	SOUTHLAND MALL PROPERTIES, LLC	GUMBERG ASSET MGMT CORP 3200 NORTH FEDERAL HIGHWAY FT LAUDERDALE FL 33306
250 GRANITE STREET SPACE 1099 BRAINTREE MA 02184-2804	BRAINTREE PROPERTY ASSOCIATES LP	C/O M.S. MANAGEMENT ASSOCIATES 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
485 ARSENAL STREET WATERTOWN MA 02472	SPG ARSENAL, LP	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
23000 EUREKA ROAD TAYLOR MI 48180	SOUTHLAND CENTER	SOUTHALND CENTER, LLC ATTN: LAW/LEASE ADMIN DEPT 110 N. WACKER DRIVE CHICAGO IL 60606
114 SMITHHAVEN MALL LAKE GROVE NY 11755	MALL AT SMITH HAVEN, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
525 F.D. ROOSEVELT SPACE 506 SAN JUAN PR 00918	PLAZA LAS AMERICAS, INC	PO BOX 363268 SAN JUAN PR 00936-3268

HWY 2 RD 343 KILOM 159.4 MAYAGUEZ PR 00680	EMPRESAS PUERTORRIQUENAS DE	DESARROLLO, INC. 304 PONCE DE LEON AVENUE, SUITE 1100 HATO REY PR 00918
9409 US HWY 19 NORTH SPACE 667 PORT RICHEY FL 34668	GULF VIEW ASSOCIATES	M.S. MANAGEMENT ASSOCIATES, INC. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
9409 US HWY 19 NORTH SPACE 667 PORT RICHEY FL 34668	GULF VIEW ASSOCIATES	M.S. MANAGEMENT ASSOCIATES, INC. 226 WEST WASHINGTON STREET INDIANAPOLIS IN 46205
4511 N MIDKIFF ROAD SPACE C31-32 MIDLAND TX 79705	MIDLAND PARK MALL, LP	MS MANAGEMENT ASSOCIATES, INC 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
630 OLD COUNTRY ROAD SPACE 0257 GARDEN CITY NY 11530	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
630 OLD COUNTRY ROAD SPACE 0257 GARDEN CITY NY 11530	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
2700 COLORADO BLVD SPACE 236 LOS ANGELES CA 90041-1082	CENTRO WATT	CENTRO EAGLE ROCK LLC 580 WEST GERMANTOWN PIKE SUITE# 200 PLYMOUTH MEETING PA 19462
20131 HIGHWAY 59 NORTH SPACE 1026/1030 HUMBLE TX 77338-2350	DEERBROOK MALL, LLC	C/O GENERAL GROWTH PROPERTIES, INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606
100 HWY 332 W, SUITE 1306 LAKE JACKSON TX 77566	BRAZOS OUTLETS CENTER LLC	PRIME RETAIL, LP 217 EAST REDWOOD ST., 20TH FLR ATTN: OFFICE OF THE GENERAL COUNSEL BALTIMORE MD 21202
7925 FM 1960 RD WEST SPACE 1014 HOUSTON TX 77070	WILLOWBROOK MALL (TX)LLC	ATTN: GENERAL COUNSEL 110 N. WACKER DRIVE CHICAGO IL 60606
849 E COMMERCE STREET SPACE 383 SAN ANTONIO TX 78205	NEW RIVERCENTER MALL II L.P	ASHKENAZY ACQUISITION CORP. ATTN: JOE PRESS 433 5TH AVENUE, STE 200 NEW YORK NY 10016
11401 NW 12TH ST, SUITE 270 MIAMI FL 331726910	DOLPHIN MALL ASSOCIATES LLC	C/O THE TAUBMAN COMPANY 200 EAST LONG LAKE ROAD BLOOMFIELD HILLS MI 48304
11401 NW 12TH ST, SUITE 270 MIAMI FL 33172-6910	DOLPHIN MALL ASSOCIATES LLC	C/O THE TAUBMAN COMPANY 200 EAST LONG LAKE ROAD BLOOMFIELD HILLS MI 48304
764 ALBERTA DRIVE SPACE 473 AMHERST NY 14226	BOULEVARD MALL SPE LLC	TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1360 CLEVELAND OH 44113-2203
4107 S YALE AVE TULSA OK 74135	TULSA PROMENADE, LLC	150 EAST GAY STREET COLUMBUS OH 43215
4600 S MEDFORD DR SPACE 1252-1258 LUFKIN TX 75901	LUFKIN GKD PARTNERS LP	GK DEVELOPMENT 303 EAST MAIN STREET, SUITE# 201 BARRINGTON IL 60010

4310 BUFFALO GAP RD SPACE 1116 ABILENE TX 79606	TENANTS IN COMMON OWNERS OF MALL OF ABILENE	GREGORY GREENFIELD & ASSOCIATES, LTD., ADVISER 124 JOHNSON FERRY ROAD ATTTN: ASSET MANAGER, MALL OF ABILENE ATLANTA GA 30328
2200 10TH STREET MCALLEN TX 78503	SIMON PROPERTY GROUP (TEXAS) L.P.	M.S. MANAGEMENT ASSOC, INC. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
3662 CAMP WISDOM RD SPACE 2005 DALLAS TX 75237	3662. W CAMP WISDOM LLC	C/O THE WOODMONT COMPANY 2100 W. 7TH STREET FORT WORTH TX 70107
1401 GREENBRIAR PKWY SPACE 2034 CHESAPEAKE VA 23320	GREENBRIER MALL II, LLC	C/O CBL & ASSOCIATES MGMT. INC CBL CENTER - SUITE 500 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421-6000
3320 US HWY 1 UNIT 190 LAWRENCEVILLE NJ 08648	QUAKER BRIDGE MALL	152 QUAKER BRIDGE MALL LAWRENCEVILLE NJ 08650
401 NE NORTHGATE WAY SPACE 753 SEATTLE WA 98125-8524	NORTHGATE MALL PARTNERSHIP	C/O M.S. MGMT SERVICES NATIONAL CITY CENTER 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-0000
10 SOUTH 69TH STREET UPPER DARBY PA 19082	69TH STREET RETAIL MALL LP	AAC MANAGEMENT CORP ATTN: JIMENA WATSON 433 5TH AVENUE SUITE# 400 NEW YORK NY 10016
5065 MAIN STREET TRUMBULL CT 06611	TRUMBULL SHOPPING CENTER#2 LLC	C/O WESTFIELD CORPORATION INC. 11601 WILSHIRE BOULEVARD, 12TH FLOOR LOS ANGELES CA 90025
1201 BOSTON POST RD SPACE 2062 MILFORD CT 06460	THE CONNECTICUT POST LTD PTR	C/O WESTFIELD CORPORATION 11601 WILSHIRE BLVD., 12TH FL. LOS ANGELES CA 90025
1655 BOSTON ROAD UNIT E5 SPRINGFIELD MA 01129-1365	EASTFIELD ASSOCIATES, L.L.C.	C/O MOUNTAIN DEVELOPMENT CORP. 100 DELAWANNA AVENUE, STE. 100 P.O. BOX 1069 CLIFTON NJ 07014-1069
4945-49 CLIO RD HALLWOOD PLAZA FLINT MI 48504	HALLWOOD PLAZA, INC.	20411 W. TWELVE MILE ROAD, SUITE 201 SOUTHFIELD MI 48076
8880 E EIGHT MILE RD DETROIT MI 48234	DDRC MICHIGAN LLC	C/O DEVELOPERS DIVERSIFIED REALTY CORPORATION 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
614 W 14 MILE ROAD TROY MI 48083	URBANCAL OAKLAND MALL, LLC	URBAN RETAIL PROPERTIES LLC ATTN: LEN W. TOBIASKI 900 NORTH MICHIGAN AVENUE, SUITE 900 CHICAGO IL 60611
32166 BEACONFIELD ST ROSEVILLE MI 48066	MACOMB MALL, LLC	C/O THOR EQUITIES, LLC ATTN: LINO SOLIS, ESQ. 25 WEST 39TH STREET, 11TH FLOOR NEW YORK NY 10018

3252 WEST ROOSEVELT CHICAGO IL 60624	BR LAWNDALE PLAZA LLC	22900 VENTURA BLVD, SUITE# 200 WOODLAND HILLS CA 91364
2150 NORTHWOODS BLVD SPACE K-824 NORTH CHARLESTON SC 29406	NORTH CHARLESTON JOINT VENTURE II, LLC	CBL & ASSOCIATES MGMT. INC. NORTHWOODS MALL OFFICE 2150 NORTHWOODS BLVD UNIT #60 CHATTANOOGA TN 37421-6000
112 W 87TH STREET CHICAGO IL 60620	INLAND REAL ESTATE - ILLINOIS LLC	INLAND COMMERCIAL PROPERTY MGMT, INC 2901 BUTTERFIELD ROAD OAK BROOK IL 60523
2959 WEST 159TH ST MARKHAM IL 60426	CANTERBURY PLAZA PROPERTIES LTD	GRUBB & ELLIS MGMT SVCS INC. 500 WEST MONROE STREET, SUITE# 2800 CHICAGO IL 60661
2655 RICHMOND AVE SPACE 137 STATEN ISLAND NY 10314	ROUSE SI SHOPPING CENTER, LLC	GENERAL GROWTH COMPANY COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
3030 PLAZA BONITA RD SPACE 1192 NATIONAL CITY CA 91950	PLAZA BONITA LP	C/O WESTFIELD CORPORATION 11601 WILSHIRE BOULEVARD, 12TH FLOOR LOS ANGELES CA 90025
2525 EL CAMINO REAL, SUITE 114 CARLSBAD CA 920081206	PLAZA CAMINO REAL	11601 WILSHIRE BLVD, 12TH FLOOR LOS ANGELES CA 90025
124 N DARTMOUTH MALL SPACE F-5 NORTH DARTMOUTH MA 02747	PR NORTH DARTMOUTH, LLC	C/O PREIT SERVICES, LLC, SUITE 300 200 SOUTH BROAD STREET PHILADELPHIA PA 19102
262 SWANSEA MALL DRIVE, SUITE 730 SWANSEA MA 02777	CARLYLE SWANSEA PARTNERS, LLC	C/O CARLYLE DEVELOPMENT GROUP, INC. TWO GANNETT DRIVE, SUITE 201 WHITE PLAINS NY 10604
2897 THIRD AVENUE BRONX NY 10455-2625	2897 THIRD AVENUE, LLC	ATTENTION: ABE HANAN 43 HALL STREET BROOKLYN NY 11205
5353 KINGS PLAZA BROOKLYN NY 11234	ALEXANDER’S KINGS PLAZA, LLC	C/O VORNADO REALTY TRUST 210 ROUTE 4 EAST ATTN: EXECUTIVE VICE PRESIDENT-RETAIL DIVISION PARAMUS NJ 07652
1700 W NEW HAVEN AVE SPACE 863 MELBOURNE FL 32904	MELBOURNE-JCP ASSOCIATES, LTD	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
1685 W 49TH STREET SPACE 1124 HIALEAH FL 33012	WESTLAND MALL LLC	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD., 11TH FLOOR LOS ANGELES CA 90025
30 MALL WALK YONKERS NY 10704	BROOKS SHOPPING CENTER LLC	MACERICH COMPANY 401 WILSHIRE BLVD, SUITE# 700 SANTA MONICA CA 90401
1455 NW 107TH AVENUE, SUITE 116 DORAL FL 33172-2709	MALL AT MIAMI INTERNATIONAL LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
100 CAMBRIDGESIDE PLACE, SUITE 208 CAMBRIDGE MA 02141	CAMBRIDGESIDE GALLERIA ASSOCS	C/O NEW ENGLAND DEVELOPMENT ONE WELLS AVENUE NEWTON MA 02159
100 CAMBRIDGESIDE PLACE, SUITE 208 CAMBRIDGE MA 02141	CAMBRIDGESIDE GALLERIA ASSOCS	C/O NEW ENGLAND DEVELOPMENT ONE WELLS AVENUE NEWTON MA 02159

2600 SAWGRASS MILLS CIRCL SPACE 1403 SUNRISE FL 33323	SAWGRASS MILLS PHASE III, LLP	SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
201 E MAGNOLIA BLVD SPACE 204 BURBANK CA 91501	BURBANK MALL ASSOCIATES, LLC	C/O CROWN REALTY & DEV. CORP. 18201 VON KARMAN AVENUE, SUITE 950 IRVINE CA 92612
4300 MEADOWS LANE LAS VEGAS NV 89107	GGP MEADOWS MALL, LLC	THE MEADOWS MALL 110 NORTH WACKER DRIVE ATT; LAW/LEASING DEPARTMENT CHICAGO IL 60606
200 WESTGATE DRIVE, SUITE 65 BROCKTON MA 02301-1810	WESTGATE BROCKTON MALL, LLC	ATTN: ASSET MANAGER-WESTGATE BROCKTON 124 JOHNSON FERRY ROAD NE ATLANTA GA 30328
315 N TELEGRAPH RD, SUITE 111 WATERFORD MI 48328	WADED, LLC	SUMMIT PLACE MALL MANAGEMENT OFFICE 315 N. TELEGRAPH ROAD WATERFORD MI 48328
400 BALD HILL ROAD, SUITE 207 WARWICK RI 02886	WARWICK MALL L.L.C.	C/O BLISS PROPERTIES, INC. P.O. BOX 2513 PROVIDENCE RI 02906-0513
6170 WEST GRAND AVENUE GURNEE IL 60031	MALL AT GURNEE MILLS, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
165 E 125TH STREET NEW YORK NY 100351748	BDG GOTHAM PLAZA, LLC	C/O BLUMENFELD DEVELOPMENT GROUP, LTD 300 ROBBINS LANE SYOSSET NY 11791-4498
16201 FORD RD, SUITE 127 DEARBORN MI 48126-2945	RAMCO FAIRLANE LLC	31500 NORTHWESTERN HIGHWAY. SUITE 300 FARMINGTON HILLS MI 48334
3111 S 31ST STREET, SUITE 3031 TEMPLE TX 76502	COYOTE TEMPLE MALL L.P.	16475 DALLAS PARKWAY, SUITE 250 ADDISON TX 75001
2400 RICHMOND RD STE 121 TEXARKANA TX 75503-2464	GG&A CENTRAL MALL PARTNERS, L.P.	124 JOHNSON FERRY ROAD ATTN:ASSET MANAGER, CENTRAL MALL-TEXARKANA ATLANTA GA 30328
4101 E 42ND STREET SPACE E-16 ODESSA TX 79762	MCM PROPERTIES LTD.	C/O MUSIC CITY MALL 4101 E. 42ND STREET ODESSA TX 79762
2370 NORTH EXPRESSWAY, SUITE 1074 BROWNSVILLE TX 78526	CBL SM-BROWNSVILLE, LLC	C/O CBL & ASSOCIATES, INC. 2030 HAMILTON PLACE BOULEVARD, SUITE 500 CHATTANOOGA TN 37421
303 301 BLVD W STE 635 BRADENTON FL 34205-7949	DEBARTOLO CAPITAL LP	C/O M.S. MANAGEMENT ASSOC, INC. NATIONAL CITY CENTER 115 W WASHINGTON STREET INDIANAPOLIS IN 46204
3050 NW FEDERAL HWY JENSEN BEACH FL 34957-4446	TREASURE COAST-JCP ASSOCS., LTD	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
3437 MASONIC DRIVE SPACE 1170 ALEXANDRIA LA 71301	ALEXANDRIA MAIN MALL LLC	GENERAL GROWTH MANAGEMENT, INC. ATTN: LAW/LEASE ADMINISTRATION DEPT. 110 NORTH WACKER DRIVE CHICAGO IL 60606

4700 MILHAVEN ROAD MONROE LA 71203	PECANLAND MALL	GGP-PECANLAND, LP ATTN;LAW/LEASING ADMIN DEPT 110 NORTH WACKER DRIVE CHICAGO IL 60606
S 3773 HICKORY RIDGE MALL SPACE 521 MEMPHIS TN 38115	WORLD OVER COMERS OUTREACH MINISTRIES CHURCH, INC.	C/O HICKORY RIDGE MALL 6075 WINCHESTER RD MEMPHIS TN 38115
8401 GATEWAY BLVD WEST SPACE P-5 EL PASO TX 79925	SIMON PROPERTY GROUP (TX) L.P.	C/O M.S. MGMT ASSOCIATES, INC NATIONAL CITY CENTER 225 W WASHINGTON STREET INDIANAPOLIS IN 46204
5252 HICKORY HOLLOW PKWY SPACE 2039 ANTIOCH TN 370133073	HICKORY HOLLOW MALL LIMITED PARTNERSHIP	CBL & ASSOCIATES PROPERTIES INC CBL CENTER 2030 HAMILTON PLACE BLVD. SUITE 500 CHATTANOOGA TN 37421-6000
2950 EAST TEXAS BLVD BOSSIER CITY LA 71111	PIERRE BOSSIER MALL	PIERRE BOSIER MALL, LP ATTN: LAW/LEASE ADMINISTRATION DEPARTMENT 110 NORTH WACKER DRIVE CHICAGO IL 60606
6413 SPRINGFIELD MALL SPRINGFIELD VA 22150-1710	FRANCONIA TWO, L.P.	C/O VORNADO REALTY TRUST ATTN: EXECUTIVE VICE PRESIDENT-RETAIL DIVISION 210 ROUTE 4 EAST PARAMUS NJ 07652
1001 BARNES CROSSING RD SPACE 606 TUPELO MS 38804	TUP 130, LLC	DAVID HOCKER & ASSOCIATES, IN 1901 FREDERICA STREET OWENSBORO KY 42301-4818
408 FULTON STREET BROOKLYN NY 11201	408 416 FULTON STREET LLC	C/O WHARTON REALTY 500 FIFTH AVENUE, 54TH FLOOR NEW YORK NY 10110
6 SOUTH BROADWAY YONKERS NY 10701	NEW MAIN STREET BROADWAY, LLC	464 AVENUE U, SUITE 2-R BROOKLYN NY 11223
7800 W BROWN DEER RD MILWAUKEE WI 53223	IRET BROWN DEER L L C	C/O INLAND COMPANIES INC 839 NORTH JEFFERSON ST STE 400 MILWAUKEE WI 53202
SUITE A ELLICOTT CITY MD 21042	CARR ASSOCIATES	10304-A BALTIMORE NATIONAL PIKE ELICOTT CITY MD 21042
OFFICE NO. 5 OSTERVILLE MA 02655	PHILIP C MCCARTIN SR	872 MAIN STREET OSTERVILLE MA 02655
SUITE 662 & 663 ADDISON TX 75001	ABT EXECUTIVE SUITES	15851 DALLAS PARKWAY STE 600 ADDISON TX 75001
6310 N PORT WASHINGTON RD GLENDALE WI 53217	BIECK MANAGEMENT, INC.	KIMBERLY MANTZ 5205 N. IRONWOOD ROAD GLENDALE WI 53217
2323 NAPERVILLE RD SPACE 180 NAPERVILLE IL 60563	DANADA CENTER 108 LLC	DORIS RODRIGUEZ 3105 N. ASHLAND AVENUE #350 CHICAGO IL 60657
8215 SW TUALATIN- SHERWOOD RD, SUITE 200 TUALATIN OR 97062	LAKESIDE LEASING, INC.	C/O STOUTT EXECUTIVE SERVICES, INC. SUITE 200 8215 TULATIN-SHERWOOD ROAD TUALATIN OR 97062
1755B SE AA HIGHWAY BLUE SPRINGS MO 64014	AA STORAGE	RICK SMITH 8521 S. CORN CEMETERY ROAD OAK GROVE MO 64075

300 WEST LEXINGTON ST BALTIMORE MD 21201	BDC LEXINGTON LLC	C/O BERENSTEIN MANAGEMENT CORP 5301 WISCONSIN AVE NW, SUITE 600 WASHINGTON DC 20015
1755 THE EXCHANGE, SUITE 200 ATLANTA GA 30339	MATTHIES DEVELOPMENT CORP.	2759 DELK ROAD, SUITE 2000 MARIETTA GA 30067
2401 WEST PARK ROW, SUITE 200 ARLINGTON TX 76013	CHERYL OGLE	WESTBURY SQUARE PO BOX 161086 AUSTIN TX 78716
6800 OWENSMOUTH AVE CANOGA PARK CA 91303	ECI OWENSMOUTH LLC	PARKSTONE COMPANIES PO BOX 6146 THOUAND OAKS CA 91359-6146
1701 EAST WOODFIELD RD, SUITE 638 SCHAUMBURG IL 60173	1701 EAST WOODFIELD ROAD LLC	1701 EAST WOODFIELD RD, SUITE# 423 SCHAUMBURG IL 60173
ONE CHERRY HILL SUITE 430 ONE MALL DRIVE CHERRY HILL NJ 08002	BALA CYNWYD ASSOCIATES LP	ATTN: CHRIS SULPIZIO, BUILDING MANAGER 555 E. CITY AVENUE, SUITE 250 BALA CYNWYD PA 19004
3543 SIMPSON FERRY ROAD CAMP HILL PA 17011	MID SOUTH BUILDING SUPPLY, INC.	7940 WOODRUFF COURT SPRINGFIELD VA 22151
639 EAST BOUGHTON STREET SUITE 110, SPACE 670 BOLINGBROOK IL 60440	FC JANES PARK, LLC	TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1360 CLEVELAND OH 44113-2267
2000 COASTAL GRAND CIRCLE, SUITE 485 MYRTLE BEACH SC 29577-9621	COASTAL GRAND, LLC	C/O CBL & ASSOCIATES MGT, INC. CBL CENTER, SUITE 500 2030 HAMILTON PLACE BLVD. CHATTANOOGA TN 37421
101 INDEPENDENCE MALL WAY SMITH’S LANE SP A114 KINGSTON MA 02364	INDEPENDENCE CENTER LLC	C/O THE PYRAMID COMPANIES THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202
1801 NW HWY 19 SPACE 131 CRYSTAL RIVER FL 34428	SIMON PROPERTY GROUP, LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
3100 SW COLLEGE RD, SUITE 296 OCALA FL 34474	PADDOCK MALL ASSOCIATES	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANPOLIS IN 46204-3438
7701 I 40 WEST SPACE 376 AMARILLO TX 79121	AMARILLO MALL, LLC	ATTN: ASSET MANAGER 124 JOHNSON FERRY ROAD ATLANTA GA 30328
470 LEWIS AVENUE SPACE 4020 MERIDEN CT 06451	MERIDEN SQUARE #2, #3 LLC	11601 WILSHIRE BOULEVARD, 11TH FLOOR LOS ANGELES CA 90025
1815 HAWTHORNE BLVD, SUITE 354 REDONDO BEACH CA 90278-3444	SOUTH BAY CENTER, LLC	C/O FOREST CITY MGMT., INC. COMMERCIAL DIV./TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1100 CLEVELAND OH 44113-2203
2059 NEW PARK MALL NEWARK CA 94560	ALAMEDA MALL ASSOC 50% UNDIVID	ED INTEREST & GGP-NEWPARK LLC 50% UNDIVIDED INTEREST 110 N. WACKER DRIVE CHICAGO IL 60606
2059 NEW PARK MALL NEWARK CA 94560	ALAMEDA MALL ASSOC 50% UNDIVID	ED INTEREST & GGP-NEWPARK LLC 50% UNDIVIDED INTEREST 111 N. WACKER DRIVE CHICAGO IL 60606

2550 SOMERSVILLE RD SPACE 35 ANTIOCH CA 94509	THE MACERICH PARTNERSHIP, L.P.	C/O THE MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD,SUITE 700 SANTA MONICA CA 90401
8401 GATEWAY WEST SPACE Q03A EL PASO TX 79925	SIMON PROPERTY GROUP (TX) L.P.	C/O M.S. MGMT ASSOCIATES, INC NATIONAL CITY CENTER 225 W WASHINGTON STREET INDIANAPOLIS IN 46204
2008 INDEPENDENCE CTR DR INDEPENDENCE MO 64057	SPG INDEPENDENCE CENTER, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
2008 INDEPENDENCE CTR DR INDEPENDENCE MO 64057	SPG INDEPENDENCE CENTER, LLC	INDEPENDENCE CENTER 2035 INDEPENDENCE CENTER DRIVE INDEPENDENCE MO 64057
224 ALTON SQUARE ALTON IL 62002	COYOTE ALTON MALL, LP	16475 DALLAS PARKWAY, SUITE 250 ADDISON TX 75001
11223 W 95TH STREET SPACE 33 OVERLAND PARK KS 66214	OAK PARK MALL, LLC	C/O CBL & ASSOCIATES MGMT, INC. SUITE 500-CBL CENTER 2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421
248 LINCOLN MALL DRIVE MATTESON IL 60443	REALTY AMERICA GROUP L.P.	LINCOLN MALL 5440 HARVEST HILL ROAD,. SUITE 237 DALLAS TX 75230
4897 FASHION SQUARE ML SPACE 401 SAGINAW MI 48604	JG SAGINAW, LLC.	CBL & ASSOCIATES MGMT, INC. CBL CENTER, SUITE 500 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421-6000
212 LEHIGH VALLEY MALL WHITEHALL PA 18052	MALL AT LEHIGH VALLEY LP	C/O KRAVCO COMPANY 234 GODDARD BOULEVARD P.O. BOX 135 KING OF PRUSSIA PA 19406
750 SUNLAND PARK DR SPACE G3 EL PASO TX 79912-6850	SIMON PROPERTY GROUP (TEX) LP	115 WEST WASHINGTON ST INDIANAPOLIS IN 46204
4700 MILHAVEN ROAD STE 1266 & 1267 MONROE LA 71203	PECANLAND MALL	GGP-PECANLAND, LP ATTN;LAW/LEASING ADMIN DEPT 110 NORTH WACKER DRIVE CHICAGO IL 60606
3437 MASONIC DRIVE SPACE 1554 ALEXANDRIA LA 71301	ALEXANDRIA MAIN MALL LLC	GENERAL GROWTH MANAGEMENT, INC. ATTN: LAW/LEASE ADMINISTRATION DEPT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
9793 CAROUSEL CENTER SYRACUSE NY 13290	CAROUSEL CENTER COMPANY, L.P.	C/O THE PYRAMID COMPANIES THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202
9793 CAROUSEL CENTER SYRACUSE NY 13290	CAROUSEL CENTER COMPANY, L.P.	C/O THE PYRAMID COMPANIES THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202

2132 TOWN EAST MALL MESQUITE TX 75150	TOWN EAST MALL PARTNERSHIP	C/O GENERAL GROWTH MGMT., INC. 110 NORTH WACKER DRIVE ATTN: SR. VICE PRESIDENT-MGMT. CHICAGO IL 60606
2132 TOWN EAST MALL MESQUITE TX 75150	TOWN EAST MALL PARTNERSHIP	C/O GENERAL GROWTH MGMT., INC. 110 NORTH WACKER DRIVE ATTN: SR. VICE PRESIDENT-MGMT. CHICAGO IL 60606
1305 METROCENTER SPACE 61 JACKSON MS 39209	JACKSON METROCENTER MALL LTD.	CANNON COMMERCIAL RE: METROCENTER MALL 10850 WILSHIRE BLVD. STE 1050 LOS ANGELES CA 90024
400 S BALDWIN AVE SUITE 435-U ARCADIA CA 91007	SANTA ANITA SHOPPINGTOWN LP	11601 WILSHIRE BLVD, 11TH FLOOR ATTN: LEGAL DEPARTMENT LOS ANGELES CA 90025
4500 N ORACLE ROAD SPACE 321 TUCSON AZ 85705-8012	GGP-TUCSON MALL LLC	C/O GGP-TUCSON MALL LLC 110 NORTH WACKER DRIVE ATTN: LAW/LEASING DEPARTMENT CHICAGO IL 60606
176 BELLEVUE SQUARE BELLEVUE WA 98004	BELLEVUE SQUARE MANAGERS, INC.	575 BELLEVUE SQUARE BELLEVUE WA 98004
176 BELLEVUE SQUARE BELLEVUE WA 98004	BELLEVUE SQUARE MANAGERS, INC.	575 BELLEVUE SQUARE BELLEVUE WA 98004
4350 24TH AVENUE SPACE 137 FORT GRATIOT MI 48059	BIRCHWOOD MALL	C/O BIRCHWOOD MALL PARTNERS L.L.C. 110 NORTH WACKER DRIVE CHICAGO IL 60606
1585 SOUTHDALE CENTER EDINA MN 55435-7005	SOUTHDALE LIMITED PARTNERSHIP	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
5308 PACIFIC AVE SPACE 4 STOCKTON CA 95207	STONE BROS. AND ASSOCIATES	A GENERAL PARTNERSHIP 5757 PACIFIC AVENUE, SUITE 220 STOCKTON CA 95207
755 ROUTE 18 SPACE 208 EAST BRUNSWICK NJ 08816	RUES PROPERTIES INC.	B.S. SHOPPING CENTER CORP. C/O EDWARD J. DEBARTOLO 7620 MARKET STREET YOUNGSTOWN OH 44513
6002 SLIDE RD SP D-1 PO 68010 LUBBOCK TX 79414	MACERICH LUBBOCK LIMITED PARTNERSHIP	MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BOULEVARD, STE 700 SANTA MONICA CA 90401
525 F.D. ROOSEVELT SPACE 495 SAN JUAN PR 00918	PLAZA LAS AMERICAS, INC.	P.O. BOX 363268 SAN JUAN PR 00936-3268
20131 HIGHWAY 59 NORTH SPACE 2038 HUMBLE TX 77338	DEERBROOK MALL, LLC	C/O GENERAL GROWTH PROPERTIES, INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606

22500 TOWN CIRCLE SPACE 1177 MORENO VALLEY CA 92553-7514	GGP-MORENO VALLEY, INC.	MORENO VALLEY MALL C/O GGP-MORENO VALLEY INC. 110 N. WACKER DR. CHICAGO IL 60606
2 GALLERIA MALL DRIVE SPACE B105 TAUNTON MA 02780	SILVER CITY GALLERIA LLC	C/O GENERAL GROWTH MGMT, INC. 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
7 BACKUS AVENUE SUITE E-506 DANBURY CT 06810	DANBURY FAIR MALL, LLC	401 WILSHIRE BOULEVARD, SUITE 700 SANTA MONICA CA 90401
FREGOSA AVE SPACE 222 PO BOX 8949 CAROLINA PR 00988-8949	PLAZA CAROLINA MALL, L.P.	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
FREGOSA AVE SPACE 222 PO BOX 8949 CAROLINA PR 00988-8949	PLAZA CAROLINA MALL, L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
LOCAL 38 YAUCO PR 00698	B.V. PROPERTIES, INC.	YAUCO PLAZA 1 SHOPPING CENTER 137 YAUCO PR 00698
DEDIEGO EXP & COMERIO AV SPACE 51 BAYAMON PR 00961	DDR RIO HONDO LLC, SE	DEVELOPERS DIVERSIFIED REALTY CORPORATION ATTN: EXECUTIVE VICE PRESIDENT LEASING 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
LOCAL 49 CARRETERA 3 KM. 134.7 GUAYAMA PR 00784	PLAZA GUAYAMA, S.E.	ADMINISTRATIVE OFFICE STATE ROAD #3 KM 134.7 GUYAMA PR 00784
AVE SAN PATRICIO CAPARRA PR 00922	CAPARRA CENTER ASSOCIATES, SE	P.O. BOX 9506 SAN JUAN PR 00908-9506
95 N MOORLAND ROAD SPACE B-10 BROOKFIELD WI 53005	BROOKFIELD SQ JOINT VENTURE	CBL & ASSOCIATES MGMT CBL CENTER, SUITE 500 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421
209 WEST TOWN MALL SPACE A36 MADISON WI 53719	MADISON/WEST TOWNE, LLC	C/O CBL & ASSOCIATES MGMT, INC CBL CENTER, SUITE 500 2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421
8501 W BOWLES AVE SPACE 2D-107 LITTLETON CO 80123	SOUTHWEST PLAZA, L.L.C.	C/O GENERAL GROWTH PROP., INC. 110 NORTH WACKER DRIVE ATT: LAW/LEASE ADMIN. DEPT CHICAGO IL 60606
5491 W 88TH AVE SPACE 139 WESTMINSTER CO 80031	WESTMINSTER MALL COMPANY	C/O M.D. I, INC. 5201 JOHNSON DRIVE, SUITE 411 ATTN: LAW DEPARTMENT MISSION KS 66205
3702 FREDERICK BLVD SPACE 100 ST. JOSEPH MO 64506	BELT HIGHWAY LP	EAST HILLS MALL C/O THE MANAGEMENT OFFICE 3703 FREDERICK BLVD. ST. JOSEPH MO 64507

1200 E COUNTY LINE RD, SUITE 219 RIDGELAND MS 39157	NORTHPARK MALL L.P.	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
4750 N DIVISION ST, SUITE 165 SPOKANE WA 99207	NORTH TOWN MALL	PRICE SPOKANE LIMITED PARTNERSHIP 110 N WACKER DRIVE ATTN: LAW/LEASE ADMINISTRATION CHICAGO IL 60606
223 REYNOLDS RD STE 58 JOHNSON CITY NY 13790	OAKDALE MALL ASSOCIATES LP	C/O VORNADO REALTY TRUST 210 ROUTE 4 EAST PARAMUS NJ 07652
6020 E 82ND ST STE 632 INDIANAPOLIS IN 46250-0029	SIMON PROPERTY GROUP LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
10202 E WASHINGTON STREET SPACE 392 INDIANAPOLIS IN 46229	WASHINGTON SQUARE MALL, LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
3919 LAFAYETTE ROAD SPACE 528 INDIANAPOLIS IN 46254	CINEMA VETERANS, LLC	C/O ASHKENAZY ACQUISITION CORPORATION 433 5TH AVE, 2ND FL NEW YORK NY 10016
3919 LAFAYETTE ROAD SPACE 528 INDIANAPOLIS IN 46254	CINEMA VETERANS, LLC	C/O ASHKENAZY ACQUISITION CORPORATION 434 5TH AVE, 3RD FL NEW YORK NY 10017
701 RUSSELL AVE SPACE D-101 GAITHERSBURG MD 20877	LAKEFOREST ASSOCIATES, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
6824 EAST CHASE PARKWAY SPACE A105 MONTGOMERY AL 36117	NP/I&G EASTCHASE LLC	NEW PLAN EXCEL 420 LEXINGTON AVENUE, 7TH FLOOR NEW YORK NY 10170
101 RANGELINE ROAD SPACE 148 JOPLIN MO 64801	NORTHPARK MALL/JOPLIN, LLC	CBL & ASSOC. MGMT, INC., AGENT FOR NORTHPARK MALL CBL CENTER-SUITE 500 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421-6000
2950 EAST TEXAS STREET SPACE 89 BOSSIER CITY LA 71111	PIERRE BOSSIER MALL	PIERRE BOSIER MALL, LP ATTN: LAW/LEASE ADMINISTRATION DEPARTMENT 110 NORTH WACKER DRIVE CHICAGO IL 60606
161 MONTGOMERY MALL NORTH WALES PA 19454	MALL AT MONTGOMERYVILLE, LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
5524 W SAGINAW HWY SPACE 179 LANSING MI 48917	LANSING MALL	C/O LANSING MALL LP 110 N. WACKER DR. CHICAGO IL 60606
3454 S MARYLAND PARKWAY LAS VEGAS NV 89169	BOULEVARD ASSOCIATES	C/O BOULEVARD MALL 110 NORTH WACKER DRIVE CHICAGO IL 60606
4300 MEADOWS LANE, SUITE 125 LAS VEGAS NV 89107	GGP MEADOWS MALL, LLC	THE MEADOWS MALL 110 NORTH WACKER DRIVE ATT; LAW/LEASING DEPARTMENT CHICAGO IL 60606
11401 PINES BLVD SPACE 734 PEMBROKE PINES FL 33026	PEMBROKE LAKES MALL LTD	C/O GENERAL GROWTH PROPERTIES 110 NORTH WACKER DRIVE ATTN: KATHY FABRE CHICAGO IL 60606

6053 ST LAWRENCE CTR MASSENA NY 136627287	CARLYLE ST. LAWRENCE LLC	C/O CARLYLE DEVELOPMENT GROUP, INC. 2 GANNETT DRIVE, SUITE 201 ATTN: ASSET MGR./RE: ST.LAWRENCE WHITE PLAINS NY 10604
6401 BLUEBONNET BLVD SPACE 2098 BATON ROUGE LA 70836	MALL OF LOUISIANA	GGP-MALL OF LOUISIANA, LP 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMIN. CHICAGO IL 60606
3401 DALE ROAD SPACE J05 MODESTO CA 95356	MACERICH VINTAGE FAIRE L.P.	C/O THE MACERICH COMPANY P.O. BOX 2172 233 WILSHIRE BLVD., STE.700 SANTA MONICA CA 90407
6600 MENAUL BLVD NE SPACE J8 ALBUQUERQUE NM 87110	CORONADO CENTER L.L.C.	C/O GENERAL GROWTH 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
10315 SILVERDALE WAY NW PO BOX 1849 SILVERDALE WA 98383	PPR KITSAP MALL, LLC	C/O THE MACERICH COMPANY 401 WILSHIRE BOULEVARD, SUITE 700 / ATTN: GENERAL COUNSEL SANTA MONICA CA 90401
800 N GREEN RIVER ROAD SPACE 0448A EVANSVILLE IN 47715	SM EASTLAND MALL LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
1105 WALNUT STREET SPACE L-3318 CARY NC 27511	CARY VENTURE LIMITED PARTNERSHIP	AND BELK-HUDSON-LEGGETT CO. C/O CBL & ASSOCIATES INC/2030 HAMILTON PLAVE BLVD. SUITE 500 CHATTANOOGA TN 37421
D-101 WOODFIELD MALL SCHAUMBURG IL 60173	CHICAGO TITLE & TRUST COMPANY	200 EAST LONG LAKE ROAD PO BOX 200 BLOOMFIELD HILLS MI 48303-0200
D-101 WOODFIELD MALL SCHAUMBURG IL 60173	WOODFIELD MALL, LLC	5 WOODFIELD SHOPPING CENER SCHAUMBURG IL 60173
D-101 WOODFIELD MALL SCHAUMBURG IL 60173	WOODFIELD MALL, LLC	5 WOODFIELD SHOPPING CENER SCHAUMBURG IL 60173
220 GREECE RIDGE CTR DR ROCHESTER NY 14626-2817	GREECE RIDGE LLC	C/O WILMORITE I GROUP, LLC 1265 SCOTTSVILLE ROAD ROCHESTER NY 14624
630 OLD COUNTRY RD SPACE 2049-2050 GARDEN CITY NY 11530	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
630 OLD COUNTRY RD SPACE 2049-2050 GARDEN CITY NY 11530	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
14600 LAKESIDE CIRCLE SPACE 1583 STERLING HEIGHTS MI 48313	LAKESIDE MALL	LAKESIDE MALL PROPERTY, LLC ATTN: LAW/LEASE ADMIN DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606

27390 NOVI ROAD SPACE A 201 NOVI MI 48377	TWELVE OAKS MALL LLC	C/O THE TAUBMAN COMPANY 200 EAST LONG LAKE ROAD P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200
18900 MICHIGAN AVENUE SPACE J 102 DEARBORN MI 48126	FAIRLANE TOWN CENTER, LLC	18900 MICHIGAN AVENUE DEARBORN MI 48126
18900 MICHIGAN AVENUE SPACE J 102 DEARBORN MI 48126	FAIRLANE TOWN CENTER, LLC	18900 MICHIGAN AVENUE DEARBORN MI 48126
5953 W PARK AVE, SUITE 2061 HOUMA LA 70364	REVENUE PROPERTIES SOUTHLAND LIMITED PARTNERSHIP	C/O REVENUE PROPERTIES MGMT CO. INC. 2542 WILLIAMS BLVD. KENNER LA 70062
2400 RICHMOND RD STE 55 TEXARKANA TX 755032460	GG&A CENTRAL MALL PARTNERS, L.P.	124 JOHNSON FERRY ROAD ATTN:ASSET MANAGER, CENTRAL MALL-TEXARKANA ATLANTA GA 30328
3100 HWY 365 SPACE 110 PORT ARTHUR TX 77642	GG&A CENTRAL MALL PARTNERS, L.P.	ATTN: ASSET MANAGER – CENTRAL MALL – PORT ARTHUR 124 JOHNSON FERRY ROAD, NE ATLANTA GA 30328
180 STATE ROUTE 35, STE 2136 EATONTOWN NJ 077242017	EATONTOWN MONMOUTH MALL LLC	C/O VORNADO REALTY L.P. 211 ROUTE 4 EAST ATTN: JOSEPH MACNOW PARAMUS NJ 07653
3662 W CAMP WISDOM RD, SUITE 1042 DALLAS TX 75237	3662. W CAMP WISDOM LLC	C/O THE WOODMONT COMPANY 2100 W. 7TH STREET FORT WORTH TX 70107
2050 PONCE BYPASS, SUITE 142 PONCE PR 00717	PLAZA DEL CARIBE, S.E.	P.O. BOX 363268 SAN JUAN PR 00936-3268
14200 E ALAMEDA AVE SPACE 1030 AURORA CO 80012	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
506 TURNCADO STREET SPACE E-124 HATILLO PR 00659	DDR NORTE LLC S.E.	DDR PR VENUTRES II LLC 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
3320 US HWY 1 UNIT 105 LAWRENCEVILLE NJ 08648	QUAKER BRIDGE MALL	150 QUAKER BRIDGE MALL LAWRENCEVILLE NJ 08648
121 HAWTHORN CENTER VERNON HILLS IL 60061	LASALLE NATIONAL TRUST, N.A.	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BLVD., 12TH FLOOR LOS ANGELES CA 90025
3245 SOUTH L INDEN ROAD SPACE 333 FLINT MI 48507	GENESEE VALLEY PARTNERS LP	ATTN: ASSET MANAGER-GENESEE 124 JOHNSON FERRY ROAD ATLANTA GA 30328
7700 W ARROWHEAD TWN CTR, SUITE 2076 GLENDALE AZ 85308	NEW RIVER ASSOCIATES	MACERICH COMPANY PO BOX 2172 401 WILSHIRE BOULEVARD, STE 700 SANTA MONICA CA 90407
STATE RD 3 INT PR194 KM43.7 SPACE 1 FAJARDO PR 00738	DDR FAJARDO LLC SE	C/O DDR PR VENTURES II LLC 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
5488 S PADRE ISLAND DR SPACE 1660 CORPUS CHRISTI TX 78411	CORPUS CHRISTI RETAIL VENTURE, LP	C/O TRADEMARK PROPERTY CO. ATTN: FRED WALTERS @ LA PALMERA 5488 SOUTH PADRES ISLAND DRIVE CORPUS CHRISTI TX 78411

1 SANGERTOWN SQ STE 70 NEW HARTFORD NY 134131518	SANGERTOWN SQUARE LLC	THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202-1078
141 MIRACLE MILE DRIVE ROCHESTER NY 14623	THE MARKETPLACE	1265 SCOTTSVILLE ROAD ROCHESTER NY 14624
169 WESTFARMS MALL FARMINGTON CT 06032	WEST FARMS MALL, LLC	C/O THE TAUBMAN COMPANY 200 EAST LONG LAKE ROAD BLOOMFIELD HILLS MI 48304
11711-U FAIR OAKS SPACE J-228 FAIRFAX VA 22033	FAIRFAX COMPANY OF VIRGINIA LLC	200 EAST LONG LAKE ROAD P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200
2727 N FAIRFIELD RD SPACE W-183 BEAVER CREEK OH 45431	MFC BEAVERCREEK, LLC	C/O GLIMCHER PROPERTIES LIMITED PARTNERSHIP ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
105 WYOMING VALLEY MALL SPACE 538 WILKES BARRE PA 18702	PR WYOMING VALLEY LP	C/O PREIT SERVICES, LLC ATTN: GENERAL COUNSEL 200 SOUTH BROAD ST.3RD FLOOR PHILADELPHIA PA 19102
2091 SOUTHLAKE MALL SPACE CL-300 MERRILLVILLE IN 46410	SOUTHLAKE INDIANA LLC	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD 11TH FLOOR LOS ANGELES CA 90025
35 EAST TOWNE MALL SPACE E 534 MADISON WI 53704	MADISON/EAST TOWNE, LLC	CBL & ASSOCIATES, MANAGEMENT INC CBL CENTER STE 500 2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421-6000
3333 WEST TOUHY AVENUE SPACE J8 LINCOLNWOOD IL 60712	SIMON PROPERTY GROUP, LP	C/O M.S. MGMT ASSOCIATES, INC. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
1218 NORTHRIDGE MALL SALINAS CA 93906-2019	MACERICH BRISTOL ASSOC. &	NORTHRIDGE FASHION CENTER LLC ATTN: CENTER MANAGER 796 NORTHRIDGE MALL SALINAS CA 93906
3300 CHAMBERS ROAD, SUITE 5072 HORSEHEADS NY 148451419	ARNOT REALTY CORPORATION	SUITE #100 100 WEST CHURCH STREET ELMIRA NY 14901
10000 COORS BYPASS NW, SUITE E223 ALBUQUERQUE NM 871144082	SIMON PROPERTY GROUP, L.P.	M.S. MANAGEMENT ASSOCIATES INC. NATIONAL CITY CENTER 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
2901 EAST COLLEGE AVE, SUITE 710 STATE COLLEGE PA 168017517	PR FINANCING LIMITED	PARTNERSHIP C/O PREIT SERVICES, LLC 200 SOUTH BROAD ST.,3RD FLOOR PHILADELPHIA PA 19102
S 999 WASHINGTON ST 200 EMERALD SQ, SPC E201 NORTH ATTLEBOROUGH MA 02760	MAYFLOWER EMERALD SQUARE LLC	C/O SIMON PROPERTY GROUP LP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
850 HARTFORD TURNPIKE SPACE E101A WATERFORD CT 06385	CRYSTAL MALL LLC	C/O SIMON PROPERTY GROUP, L.P. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204

656 BRANDON TOWN CENTER BRANDON FL 33511	BRANDON SHOPPING CENTER PARTNERS, LTD	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BLVD, FLOOR 12 ATTN: LEASE ADMINISTRATION LOS ANGELES CA 90025
3101 N MAIN ST SPACE E-2 ANDERSON SC 29621	SPG ANDERSON MALL LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
1067 W BALTIMORE PIKE SPACE 155 MEDIA PA 19063	SM GRANITE RUN MALL LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
35000 W WARREN ROAD SPACE 310 WESTLAND MI 48185	B&B WESTLAND CENTER MALL LLC	GREGORY GREENFIELD & ASSOCIATES ATTN: PRESIDENT 124 JOHNSON FERRY ROAD, NE ATLANTA GA 30328
7875 MONTGOMERY RD SPACE L107 CINCINNATI OH 45236	KENWOOD MALL LLC.	C/O KENWOOD TOWNE CENTRE 7875 MONTGOMERY ROAD ATTN: GENERAL MANAGER CINCINNATI OH 45236
4201 COLDWATER ROAD SPACE E07 FORT WAYNE IN 46805	GGP-GLENBROOK LLC	C/O GENERAL GROWTH 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMIN CHICAGO IL 60606
10000 CALIFORNIA STREET SUITE 3224 OMAHA NE 68114	WESTROADS MALL	C/O WESTROADS MALL LLC ATTN: LAW/LEASE ADMIN. DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
5300 S 76TH STREET SPACE 166 GREENDALE WI 53129	SOUTHRIDGE LIMITED PARTNERSHIP	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
2300 E LINCOLN HWY SPACE 180 LANGHORNE PA 19047	LINCOLN PLAZA ASSOCIATES	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
7804 ABERCORN STREET PO BOX 23, SPACE 41 SAVANNAH GA 31406	GGP IVANHOE II, INC.	C/O GENERAL GROWTH PROPERTIES 110 NORTH WACKER DRIVE CHICAGO IL 60606
5111 ROGERS AVE SPACE 72 FORT SMITH AR 72903	FORT SMITH MALL, LLC.	C/O GREGORY GREENFIELD & ASSOCIATES ATTN: ASSET MANAGER/CENTRAL MALL 124 JOHNSON FERRY ROAD NE ATLANTA GA 30328
301 SOUTH HILLS VILLAGE PITTSBURGH PA 15241	SOUTH HILLS VILLAGE ASSOCIATES, L.P.	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
608 W 14 MILE ROAD TROY MI 48083	URBANCAL OAKLAND MALL, LLC	URBAN RETAIL PROPERTIES LLC ATTN: LEN W. TOBIASKI 900 NORTH MICHIGAN AVENUE, SUITE 900 CHICAGO IL 60611
60 RIVER OAKS CENTER SPACE C-39 CALUMET CITY IL 60409	FOX VALLEY/RIVER OAKS PARTNERSHIP	M.S. MANAGEMENT ASSOCIATES INC. NATIONAL CITY CENTER 225 W WASHINGTON INDIANAPOLIS IN 46204
4500 16TH STREET SPACE 435 MOLINE IL 61265	SDG MACERICH PROPERTIES, LP	M.S. MANAGEMENT ASSOCIATES INC. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204

2501 W WABASH AVE SPACE A09B SPRINGFIELD IL 62704	WHITE OAKS MALL CO.	LIMITED PARTNERSHIP C/O MELVIN SIMON & ASSOC. P.O. BOX 7033 INDIANAPOLIS IN 46207
209 NORTHTOWN DRIVE NE BLAINE MN 55434-1038	GLIMCHER NORTHTOWN VENTURE LLC	GLIMCHER PROPERTIES LIMITED PARTNERSHIP ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
7200 HARRISON AVENUE SPACE G 125 ROCKFORD IL 61112	CBL/CHERRYVALE MALL, LLC	CBL & ASSOCIATES MGMT INC. 2030 HAMILTON PLACE BOULEVARD SUITE 500 CHATTANOOGA TN 37421-6000
14870 BALTIMORE AVE LAUREL MD 20707-4818	LAURELRISING AS OWNER, LLC	C/O SOMERA CAPITAL MANAGEMENT, LLC 5383 HOLLISTER AVE. SUITE 240 SANTA BARBARA CA 93111
2200 EASTRIDGE LOOP SPACE 2109 SAN JOSE CA 95122	EASTRIDGE SHOPPING CENTER, LLC	EASTRIDGE MALL 110 N. WACKER DRIVE CHICAGO IL 60606
2310 SW MILITARY DRIVE SPACE 124 SAN ANTONIO TX 78224	B & B SOUTH PARK MALL, LLC	ATTN: ASSET MANAGER, SOUTH PARK 124 JOHNSON FERRY ROAD, NE ATLANTA GA 30328
7800 N NAVARRO STREET SUITE 301 VICTORIA TX 77904	H/S VICTORIA, LP	C/O HULL STOREY RETAIL GROUP 1190 INTERSTATE PARKWAY PO BOX 204227 (30917) AUGUSTA GA 30909
2000 BRITTIAN ROAD SUITE 291 AKRON OH 44310	CHM/AKRON, LLC	2000 BRITTAIN ROAD SUITE 830 AKRON OH 44310-4303
2070 SAM RITTENBURG BLVD SUITE D508 CHARLESTON SC 294074667	CITADEL MALL CMBS LLC	CBL & ASSOCIATES MANAGEMENT, INC. 2030 HAMILTON PLACE BLVD. SUITE 500 ATTN: CHIEF FINANCIAL OFFICER CHATTANOOGA TN 37421-6000
880 N MILITARY HWY SPACE 1016 NORFOLK VA 23502	THOR GALLERY AT MILITARY CIRCLE, LLC	THOR EQUITIES, LLC ATTN: LINO SOLIS 25 WEST 39TH STREET 11TH FLOOR NEW YORK NY 10018
7850 MENTOR AVE ROOM 516 MENTOR OH 44060	SIMON PROPERTY GROUP, L.P.	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
700 HAYWOOD RD SPACE 1040 PO BOX 124 GREENVILLE SC 296072781	BELLWETHER PROPERTIES OF SOUTH CAROLINA, LP	M.S. MANAGEMENT ASSOCIATES, ONCE NATIONAL CITY CENTER 115 W. WASHINGTON STREET INDIANAPOLIS IN 46204
120 CHICAGO RIDGE MALL SPACE D-15 CHICAGO RIDGE IL 60415	WESTFIELD CHICAGO RIDGE LESSEE, LLC	WESTFIELD CORPORATION, INC. 11601 WILSHIRE BOULEVARD 11TH FLOOR LOS ANGELES CA 90025
1170 SPRING HILL MALL WEST DUNDEE IL 60118	SPRING HILL MALL L.L.C.	C/O SPRING HILL MALL 110 N. WACKER DR. CHICAGO IL 60606
400 ROUTE 38 SPACE 1335 MOORESTOWN NJ 08057	MOORESTOWN MALL LLC	PREIT SERVICES, LLC 200 SOUTH BROAD STREET THE BELLEVUE, THIRD FLOOR PHILADELPHIA PA 19102

5772 DURAND AVENUE SPACE 176 RACINE WI 53406	RACINE JOINT VENTURE II, LLC	C/O CBL & ASSOCIATES MANAGEMENT, INC. 5538 DURAND AVENUE ATTN: PROPERTY MANAGER RACINE WI 53406
99 ROCKINGHAM PARK BLVD SPACE 1109 SALEM NH 03079	MALL AT ROCKINGHAM, LLC	C/O WELLSPARK GROUP ONE WELLS AVENUE NEWTON MA 02159
66 WEST COUNTY CENTER DES PERES MO 63131	WEST COUNTY CENTER LLC	CBL & ASSOCIATES MANAGEMENT, INC SUITE 500, CBL CENTER 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421
1920 SOUTH COMMONS FEDERAL WAY WA 98003-6039	STEADFAST COMMONS II, LLC	STEADFAST COMMERCIAL MANAGEMENT CO, INC. ATTN: CHIEF ADMINISTRATIVE OFFICER 4343 VON KARMAN AVENUE, STE. 300 NEWPORT BEACH CA 92660
202 VALLEY RIVER CENTER EUGENE OR 97401	MACERICH VALLEY RIVER CENTER LLC	ATTN: LEGAL DEPARTMENT 401 WILSHIRE BLVD SUITE 700 SANTA MONICA CA 90401
202 VALLEY RIVER CENTER EUGENE OR 97401	MACERICH VALLEY RIVER CENTER LLC	ATTN: LEGAL DEPARTMENT 401 WILSHIRE BLVD SUITE 700 SANTA MONICA CA 90401
62 SOUTH COUNTY CTR WAY ST. LOUIS MO 63129	SOUTH COUNTY SHOPPINGTOWN LLC	C/O CBL & ASSOCIATES MANAGEMENT, INC. SUITE 500, CBL CENTER 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421
1057 BROAD STREET SPACE 50 SUMTER SC 29150	SUMTER MALL, LLC	HULL STOREY RETAIL GROUP LLC 1190 INTERSTATE PARKWAY AUGUSTA GA 30909
602 RICHLAND MALL UNIT D24 MANSFIELD OH 44906	CENTRO WATT	CENTRO RICHLAND LLC 580 WEST GERMANTOWN PIKE SUITE 200 PLYMOUTH MEETING PA 19462
1030 SOUTHCENTER MALL TUKWILA WA 98188-2824	WEA SOUTHCENTER LLC	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BLVD, 12TH FLOOR LEGAL DEPARTMENT LOS ANGELES CA 90025
1030 SOUTHCENTER MALL TUKWILA WA 98188-2824	WEA SOUTHCENTER LLC	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BLVD, 12TH FLOOR LEGAL DEPARTMENT LOS ANGELES CA 90025
1600 MILLER TRUNK HWY SPACE H-14A DULUTH MN 55811	SIMON PROPERTY GRP, L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
7580 CRESTWOOD BLVD SUITE 132 BIRMINGHAM AL 35210	CENTURY PLAZA LLC	C/O GENERAL GROWTH PROPERTIES, INC 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMINISTRATION CHICAGO IL 60606
1300 WEST SUNSET RD SUITE 1641 HENDERSON NV 89014	RANCH CENTER ASSOCIATES LIMITE	D PARTNERSHIP/A NEVADA LIMITED PARTNERSHIP/TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1100 CLEVELAND OH 44113-2267
250 GRANITE STREET SPACE 2027A BRAINTREE MA 02184	BRAINTREE PROPERTY ASSOCIATES LP	C/O M.S. MANAGEMENT ASSOCIATES 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204

3401 SOUTH U.S. HWY 41 SUITE J25 TERRE HAUTE IN 47802	HONEY CREEK MALL, LLC	C/O CBL & ASSOC. MGMT. AGENT FOR HONEY CREEK MALL 3401 SOUTH US HWY 41,SUITE J27 TERRE HAUTE IN 47802
3001 SOUTH 144TH STREET SUITE 1131 OMAHA NE 68144	OAK VIEW MALL	OAK VIEW MALL LLC ATTN: LAW/LEASE ADMINISTRATION DEPT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
1010 NORTHPOINT CIRCLE SPACE 2008 ALPHARETTA GA 30022-4853	GGP-NORTH POINT, INC.	C/O U.K. LASALLE, INC. 110 NORTH WACKER DRIVE ATTN:LAW/LEASE ADMIN DEPT. CHICAGO IL 60606
206 TOWNE CENTER CIRCLE SPACE K04 SANFORD FL 32771	SEMINOLE TOWNE CENTER L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
1960 HWY 70 SE SPACE 160 HICKORY NC 28602	VALLEY HILLS MALL	C/O VALLEY HILLS MALL, INC 110 NORTH WACKER DRIVE CHICAGO IL 60606
9015 QUEENS BLVD SPACE 3037 ELMHURST NY 11373-4913	MACERICH QUEENS EXPANSION, LLC	C/O MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD. SUITE 700 SANTA MONICA CA 90407
3333 BUFORD DRIVE, SUITE 2056 BUFORD GA 30519	MALL OF GEORGIA, LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
5065 MAIN STREET SPACE 183 TRUMBULL CT 06611	TRUMBULL SHOPPING CENTER#2 LLC	C/O WESTFIELD CORPORATION INC. 11601 WILSHIRE BOULEVARD 12TH FLOOR LOS ANGELES CA 90025
1201 BROADWAY DRIVE SPACE W-103 SAUGUS MA 01906	MAYFLOWER SQUARE ONE, LLC	C/O SIMON PROPERTY GROUP, L.P. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
564 MEMORIAL CITY MALL HOUSTON TX 77024	MEMORIAL CITY MALL, LP	820 GESSNER, SUITE 1800 ATTN: LEGAL DEPARTMENT HOUSTON TX 77024
112 YORKTOWN CENTER LOMBARD IL 60148	YORKTOWN HOLDINGS LLC	C/O LONG PEHRSON ASSOC., LLC 203 YORKTOWN LOMBARD IL 60148
4801 OUTER LOOP RD SPACE C538 LOUISVILLE KY 40219	JEFFERSON MALL COMPANY II, LLC	CBL & ASSOCIATES MGMT, INC CBL CENTER CENTER, SUITE 500 2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421
1100 N WESLEYAN BLVD SPACE 6010 ROCKY MOUNT NC 27804	HENDON GOLDEN EAST LLC	C/O HENDON PROPERTIES 3445 PEACHTREE ROAD NE, SUITE 465 ATLANTA GA 30326
7977 W RIDGEWOOD DR UNIT 29 PARMA OH 44129	PARMATOWN ONE, LLC	1600 TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1100 CLEVELAND OH 44113-2267
205 EAST BROADWAY SPACE E-205 BLOOMINGTON MN 55425	MOAC MALL HOLDINGS LLC	60 EAST BROADWAY BLOOMINGTON MN 55425-5550
205 EAST BROADWAY SPACE E-205 BLOOMINGTON MN 55425	MOAC MALL HOLDINGS LLC	60 EAST BROADWAY BLOOMINGTON MN 55425-5550

2500 MORELAND RD SPACE 3005 WILLOW GROVE PA 19090	WG PARK, L.P.	C/O PREIT SERVICES LLC 200 SOUTH BROAD STREET, THIRD FLOOR PHILADELPHIA PA 19102
1201 BOSTON POST ROAD SPACE 1028 MILFORD CT 06460	THE CONNECTICUT POST LTD PTR	C/O WESTFIELD CORPORATION 11601 WILSHIRE BLVD., 12TH FL. LOS ANGELES CA 90025
300 SOUTH 24TH ST W SPACE E-6 BILLINGS MT 59102	MACERICH RIMROCK LP	MANAGEMENT OFFICE ATTN: CENTER MANAGER 300 SOUTH 24TH STREET BILLINGS MT 59102-5650
4800 S HULEN ST, SUITE 2078 FORT WORTH TX 76132	HULEN MALL	HULEN OWNER, LP ATTN: LAW/LEASE ADMIN DEPT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
504 APACHE MALL SPACE 3504 ROCHESTER MN 55902	APACHE MALL	C/O ROCHESTER MALL L.L.C ATTN: LAW/LEASE ADMINISTRATION 110 N. WACKER DRIVE CHICAGO IL 60606
3000 184TH ST SW SPACE 660 LYNNWOOD WA 98037	ALDERWOOD MALL L.L.C.	GENERAL GROWTH PROPERTIES INC 110 N WACKER DRIVE CHCAGO IL 60606
26A ESTATE CHARLOTTE AMAL SPACE 127 ST. THOMAS VI 00802	TUTU PARK LIMITED	C/O TUTU PARK MALL 4605 TUTU PARK MALL, STE 254 ST. THOMAS VI 00802-1736
1416 3RD ST PROMENADE SANTA MONICA CA 90401-2322	REIFF & GIVERTZ PROPERTIES LLC	C/O IRVING LICHTIG, CPA 1901 AVENUE OF THE STARS, SUITE 620 LOS ANGELES CA 90067
5000 SHELBYVILLE RD SPACE 1020 LOUISVILLE KY 40207	MSM PROPERTY LLC	110 NORTH WACKER DRIVE ATT: LAW/LEASING ADMINISTRATION DEPARTMENT CHICAGO IL 60606
275 KAAHUMANU AVE SPACE C-2 KAHULUI MAUI HI 96732	QKC MAUI OWNER, LLC	COASTWOOD CAPITAL GROUP LLC ONE CALIFORNIA STREET, SUITE 2500 ATTN: CORDELL LIETZ SAN FRANCISO CA 94111
1689 ARDEN WAY SUITE 1006 SACRAMENTO CA 95815	ARDEN FAIR ASSOCIATES LP	MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD,SUITE 700 SANTA MONICA CA 90407
1689 ARDEN WAY SUITE 1006 SACRAMENTO CA 95815	ARDEN FAIR ASSOCIATES LP	MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD,SUITE 700 SANTA MONICA CA 90407
20505 SOUTH DIXIE HWY SPACE 1401 CUTLER BAY FL 33189	SOUTHLAND MALL PROPERTIES, LLC	GUMBERG ASSET MGMT CORP 3200 NORTH FEDERAL HIGHWAY FT LAUDERDALE FL 33306
CARR.#2, CORNER 3, SUITE 77 MAYAGUEZ PR 00680	EMPRESAS PUERTORRIQUENAS DE	DESARROLLO, INC. 304 PONCE DE LEON AVENUE, SUITE 1100 HATO REY PR 00918
5900 SUGARLOAF PARKWAY SPACE 318 LAWRENCEVILLE GA 30043	SUGARLOAF MILLS, L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438

400 ORLAND SQUARE DR SPACE D-01 ORLAND PARK IL 604623211	ORLAND LP	C/O SIMON PROPERTY GROUP LP M.S. MANAGEMENT ASSOC. INC. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
750 CITADEL DRIVE E SUITE 3084 COLORADO SPRINGS CO 80909	MMP CITADEL LLC	5571 BLEAUX AVENUE SPRINGDALE AR 72762
5256 ROUTE 30 SPACE NL-11 GREENSBURG PA 15601	CBL/WESTMORELAND, L.P.	C/O CBL &ASSOCIATES MGMT. INC. AS AGENT/WESTMORELAND MALL 5256 ROUTE 30 GREENSBURG PA 15601
3507 MANCHESTER EXPRESSWY, SUITE 82 COLUMBUS GA 31909	PEACHTREE MALL, LLC	C/O GENERAL GROWTH 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
1190 BROOKDALE SC BROOKLYN CENTER MN 55430	TALISMAN BROOKDALE, LLC	TALISMAN COMPANIES, LLS 4000 PONCE DE LEON BOULEVARD, SUITE 420 CORAL GABLES FL 33146
401 BISCAYNE BLVD, SUITE S238 MIAMI FL 33132-1984	BAYSIDE CENTER LP	C/O GENERAL GROWTH PROPERTIES INC COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
9301 TAMPA AVENUE SPACE 39 NORTHRIDGE CA 91324	NORTHRIDGE FASHION CENTER	U.K.-AMERICAN PROPERTIES, INC. 110 N. WACKER DRIVE ATTN: LAW/LEASE ADMIN DEPT CHICAGO IL 60606
2150 NORTHWOODS BLVD SPACE E-09 NORTH CHARLESTON SC 29406	NORTH CHARLESTON JOINT VENTURE II, LLC	CBL & ASSOCIATES MGMT. INC. NORTHWOODS MALL OFFICE 2150 NORTHWOODS BLVD UNIT #60 CHATTANOOGA TN 37421-6000
ST RD 3 KILOMETER 78.10 RIO ABAJO WARD SPC 100 HUMACAO PR 00791	DDR PALMA REAL LLC SE	DDR PR VENUTRES II LLC 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
1404 N PARHAM ROAD SPACE P15 RICHMOND VA 23229	TAUBMAN REGENCY SQUARE ASSOCIATES LLC	C/O THE TAUBMAN COMPANY ATTN: SUSAN EGGERT 200 EAST LONG LAKE ROAD BLOOMFIELD HILLS MI 48303
3 SOUTH TUNNEL RD SPACE D4 ASHEVILLE NC 28805	ASHEVILLE LLC	CBL & ASSOCIATES PROPERTIES, INC./CBL CENTER/2030 HAMILTON PLACE BOULEVARD/SUITE 500 CHATTANOOGA TN 37421-6000
6200 20TH STREET SPACE 672 VERO BEACH FL 32966	INDIAN RIVER MALL, LLC	M.S. MANAGEMENT ASSOCIATES, INC. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
808 SOUTHPARK CENTER STRONGSVILLE OH 44136	SOUTHPARK MALL LLC	C/O WESTFIELD, LLC 11601 WILSHIRE BOULEVARD,11TH FLOOR ATTN: LEGAL DEPARTMENT LOS ANGELES CA 90025
98-1005 MOANALUA ROAD SUITE 530 AIEA HI 96701-4717	WATERCRESS ASSOCIATES, LP, LLLP	C/O MMI REALTY SERVICES, INC. 2 NORTH LAKE AVENUE, #450 PASADENA CA 91101-1858

98-1005 MOANALUA ROAD, SUITE 530 AIEA HI 96701-4717	WATERCRESS ASSOCIATES, LP, LLLP	C/O MMI REALTY SERVICES, INC. 2 NORTH LAKE AVENUE, #450 PASADENA CA 91101-1858
1901 NW EXPRESSWAY, SUITE 2077 OKLAHOMA CITY OK 73118	PENN SQUARE MALL, LP	MS MANAGEMENT ASSOCIATES INC 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
1245 WORCESTER STREET, SUITE 1010 NATICK MA 01760-1533	NATICK MALL, LLC.	C/O GENERAL GROWTH PROPERTIES INC. 110 NORTH WACKER DRIVE ATTN:LAW/LEASE ADMINISTRATION CHICAGO IL 60606
7501 W CERMAK ROAD SPACE M10 NORTH RIVERSIDE IL 60546	NORTH RIVERSIDE PARK ASSOC. LLC	MALL MANAGEMENT 7501 WEST CERMAK ROAD NORTH RIVERSIDE IL 60546
1201 HOOPER AVENUE SPACE 1092 & 1093 TOMS RIVER NJ 08753	SIMON PROPERTY GROUP, INC.	225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
14700 EAST INDIANA AVE SPACE 2034 SPOKANE WA 99216	SPOKANE MALL L.L.C.	C/O GENERAL GROWTH PROPERTIES, INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606
586 SOUTHLAND MALL HAYWARD CA 94545-2148	SOUTHLAND MALL, L.P.	C/O GENERAL GROWTH PROPERTIES 110 N. WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
2223 N WEST SHORE BLVD SPACE 126 TAMPA FL 33607-5935	TAMPA WESTSHORE ASSOCIATES LP	200 EAST LONG ROAD P.O BOX 200, SUITE 2000 BLOOMFIELD HILLS MI 48303
358 BROADWAY MALL HICKSVILLE NY 11801	VORNADO BROADWAY MALL LLC	ATTN: EXECUTIVE V P, RETAIL R/E- FIN’ANC ADMIN-CFO 210 ROUTE 4 EAST PARAMUS NJ 07652
1231 LLOYD CENTER SPACE G-206 PORTLAND OR 97232	LC PORTLAND, LLC	C/O GLIMCHER PROPERTIES LIMITED PARTNERSHIP ATTN: SENIOR VP/ CFO 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
1231 LLOYD CENTER SPACE G-206 PORTLAND OR 97232	LC PORTLAND, LLC	C/O GLIMCHER PROPERTIES LIMITED PARTNERSHIP ATTN: SENIOR VP/ CFO 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
2005 BREA MALL SPACE 2005 BREA CA 92821	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W.WASHINGTON STREET INDIANAPOLIS IN 46204
4201 NORTH SHILOH DRIVE SPACE 228 FAYETTEVILLE AR 72703	MMP ARKANSAS LLC	NORTHWEST ARKANSAS MALL MALL MANAGEMENT OFFICE 4201 NORTH SHIILOH DRIVE FAYETTEVILLE AR 72703
1321 N COLUMBIA CTR BLVDm SUITE 347 KENNEWICK WA 99336	COLUMBIA MALL PARTNERSHIP	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
13350 DALLAS PKWYm SUITE 3200 DALLAS TX 75240-6865	GALLERIA MALL INVESTORS LP	RE: DALLAS GALLERIA C/O GENERAL GROWTH PROPERTIES 1000 PARKWOOD CIRCLE SUITE 400 ATLANTA GA 30339

2149 UNIVERSITY SQ MALL TAMPA FL 33612	SOMEROCK UNIVERSITY MALL OWNER, LLC	SOMERA CAPITAL MANAGEMENT LLC ATTN:CHARLIE CHRISTENSEN, CSM 115 WEST CANON PERDIDO STREET SANTA BARBARA CA 93111
155 MILLCREEK MALL ERIE PA 16565	THE CAFARO COMPANY	2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN OH 44504-0186
1039 CHARLESTON TOWN CTR CHARLESTON WV 25389	CHARLESTON TOWN CENTER SPE, LLC	A WEST VIRGINIA LIMITED PARTNERSHIP TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1360 CLEVELAND OH 44113-2267
495 UNION STREET SPACE 2080 WATERBURY CT 06706	BRASS MILL CENTER	GGP-BRASS MILL, INC. ATTN: LAW/LEASE ADMINISTRATION DEPT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
2036 SANTA ROSA PLAZA SANTA ROSA CA 95401	EMI SANTA ROSA LIMITED PARTNERSHIP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
7700 E KELLOGG ST, SUITE 845 WICHITA KS 67207-1788	SIMON PROPERTY GROUP, LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
1154 FLORENCE MALL SPACE 1180 FLORENCE KY 41042	FLORENCE MALL L.L.C.	C/O GENERAL GROWTH PROPERTIES 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
3102 PLANK ROAD 220 SPOTSYLVANIA MALL FREDERICKSBURG VA 22407	SPOTSYLVANIA MALL COMPANY	C/O THE CAFARO COMPANY 2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN OH 44504-0186
3818 IRVING MALL IRVING TX 75062	SIMON PROPERTY GROUP (TEXAS), LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
16535 SOUTHWEST FREEWAY SPACE 490 SUGAR LAND TX 77479	FIRST COLONY MALL	C/O FIRST COLONY MALL, LLC ATTN: LAW/LEASE ADMINISTRATION DEPARTMENT 110 N. WACKER DRIVE CHICAGO IL 60606
ONE W FLATIRON CROSSNG DR SPACE 2144 BROOMFIELD CO 80021	FLATIRON PROPERTY HOLDING, LLC	C/O FLATIRON CROSSING ONE WEST FLATIRON CIRCLE STE 1083 MANAGEMENT OFFICE BROOMFIELD CO 80021
1250 BALTIMORE PIKE SPACE 90 SPRINGFIELD PA 19064	PR SPRINGFIELD/DELCO LP & KS SPRINGFIELD LP	PR/SPRINGFIELD/DELCO LP SPRINGFIELD MALL 1250 BALTIMORE PIKE SPRINGFIELD PA 19064
6000 WEST MARKHAM SPACE 3176 LITTLE ROCK AR 72205	CBL/PARK PLAZA MALL, LLC	C/O CBL & ASSOC. MGMT INC. 2030 HAMILTON PLACE BLVD., SUITE 500 CHATTANOOGA TN 37421-6000
2700 MIAMISBURG/CENTERVLE SPACE 314 DAYTON OH 45459	DAYTON MALL VENTURE LLC	C/O GLIMCHER DAYTON MALL, INC. ATTN: GENERAL COUNSEL 181 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43216

1119 GREEN ACRES MALL SPACE 98 VALLEY STREAM NY 11581	GREEN ACRES MALL, L.L.C.	VORNADO REALTY TRUST ATTN: EXECUTIVE VICE PRESIDENT-RETAIL DIVISION 210 ROUTE 4 EAST PARAMUS NJ 07652
1119 GREEN ACRES MALL SPACE 98 VALLEY STREAM NY 11581	GREEN ACRES MALL, L.L.C.	VORNADO REALTY TRUST ATTN: EXECUTIVE VICE PRESIDENT-RETAIL DIVISION 210 ROUTE 4 EAST PARAMUS NJ 07652
305 SUMMIT BLVD SPACE 305 BIRMINGHAM AL 35243	BAYER RETAIL COMPANY, LLC	C/O BAYER PROPERTIES, INC. 2222 ARLINGTON AVENUE BIRMINGHAM AL 35205
679 E SHAW AVE FRESNO CA 93710-7703	MACERICH FRESNO LP	C/O THE MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD. – SUITE 700 SANTA MONICA CA 90407
400 CALLE BETANCES, SUITE 390 CAGUAS PR 00725-5216	VORNADO CAGUAS LP	C/O VORNADO REALTY TRUST ATTN: EXECUTIVE VP, RETAIL REAL ESTATE 210 ROUTE 4 EAST PARAMUS NJ 07652
5555 YOUNGSTOWN WARREN RD, SUITE 476 NILES OH 44446-4839	THE MARION PLAZA, INC.	C/O THE CAFARO COMPANY 2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN OH 44504-0186
21100 DULLES TOWN CIRCLE, SUITE 112 DULLES VA 20166	DULLES TOWN CENTER MALL LLC	C/O LERNER CORPORATION 2000 TOWER OAKS BLVD, 8TH FL ROCKVILLE MD 20852-4208
9401 WEST COLONIAL DRIVE SPACE 526 OCOEE FL 34761-6806	WEST OAKS MALL	C/O WEST OAKS MALL TRUST 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMIN. DEPT. CHICAGO IL 60606
2600 BEACH BLVD SPACE 52A BILOXI MS 39531	AMERICAN NATIONAL INSURANCE CO.	JIM WILSON & ASSOCIATES, INC. 2660 EASTCHASE LANE, SUITE 100 MONTGOMERY AL 36117
3750 PALISADES CENTER DR WEST NYACK NY 10994	EKLECCO NEWCO, LLC	C/O PYRAMID MANAGEMENT GROUP INC. THE CLINTON EXCHANGE 7 CLINTON SQUARE SYRACUSE NY 13202-1081
3750 PALISADES CENTER DR WEST NYACK NY 10994	EKLECCO NEWCO, LLC	C/O PYRAMID MANAGEMENT GROUP INC. THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202-1078
3701 SOUTH MAIN STREET SPACE 500 ELKHART IN 46517	CONCORD MALL PROPERTIES, LTD.	MALL MANAGEMENT OFFICE 3701 SOUTH MAIN STREET ELKHART IN 46517
6048 SUNRISE MALL CITRUS HEIGHTS CA 95610-6904	STEADFAST-BLK, LLC	STEADFAST COMMERCIAL MANAGEMENT COMPANY, INC 4343 VON KARMAN, SUITE 300 NEW PORT BEACH CA 92660
2300 BERNADETTE DRIVE SPACE 134 COLUMBIA MO 65203	COLUMBIA MALL	COLUMBIA MALL L.L.C ATTN: LAW/LEASE ADMIN DEPT 110 N. WACKER DRIVE CHICAGO IL 60606

111 E PUAINAKO ST SPACE 630 HILO HI 96720	PRINCE KUHIO PLAZA	C/O HO RETAIL PROPERTIES I L.P. ATTN: LAW/LEASE DEPT. 110 N WACKER DRIVE CHICAGO IL 60606
200 C AVENUE SPACE 20 LAWTON OK 73501	GG&A CENTRAL MALL PARTNERS, L.P.	124 JOHNSON FERRY ROAD ATTN: ASSET MANAGER, CENTRAL MALL – LAWTON ATLANTA GA 30328
3030 PLAZA BONITA RD, SUITE 2390 NATIONAL CITY CA 91950	PLAZA BONITA LP	C/O WESTFIELD CORPORATION 11601 WILSHIRE BOULEVARDm, 12TH FLOOR LOS ANGELES CA 90025
3500 SOUTH MERIDIAN, SUITE 730 PUYALLUP WA 98373	THE CAFARO NORTHWEST PARTNERSHIP	2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN OH 44504
33 PROVIDENCE PLACE PROVIDENCE RI 02903	ROUSE PROVIDENCE LLC	PROVIDENCE PLACE LAW/LEASE ADMINISTRATION DEPT. 110 N. WACKER DR. CHICAGO IL 60606
2901 BROOKS STREET MISSOULA MT 59801	SOUTHGATE MALL ASSOCIATES, LLP	LAMBROS REAL ESTATE 3011 AMERICAN WAY MISSOULA MT 59808
1500 HARVEY ROAD SPACE 8000 COLLEGE STATION TX 77840	POM-COLLEGE STATION LLC	C/O CBL & ASSOCIATES MGT, INC. CBL CENTER, SUITE 500 2030 HAMILTON PLACE BLVD. CHATTANOOGA TN 37421
13331 PRESTON ROAD, SUITE 2088 DALLAS TX 75240-1131	MACERICH VALLEY VIEW LP	CENTER MANAGER 13331 PRESTON ROAD, SUITE 2040 DALLAS TX 75240
1195 OVIEDO MARKETPLC BLV OVIEDO FL 32765	ROUSE ORLANDO, LLC	GENERAL GROWTH PROPERTIES, INC. COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
ONE BELLIS FAIR PKWY SPACE 614/616 BELLINGHAM WA 98226	BELLIS FAIR MALL	C/O BELLIS FAIR PARTNERS GENERAL GROWTH MGMT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
1751 MADISON AVENUE SPACE 300 COUNCIL BLUFFS IA 51503	MALL OF THE BLUFFS PARTNERS LLC	110 NORTH WACKER CHICAGO IL 60606
1600 NORTH RIVERSIDE AVE SPACE 2017 MEDFORD OR 97501	ROGUE VALLEY MALL L.L.C.	C/O GENERAL GROWTH PROPERTIES ATTN: GENERAL COUNSEL 110 NORTH WACKER DRIVE CHICAGO IL 60606
1200 10TH AVENUE SOUTH GREAT FALLS MT 59405	HOLIDAY VILLAGE PARTNERS LLC	C/O GK DEVELOPMENT 303 EAST MAIN STREET, SUITE# 201 BARRINGTON IL 60010
1850 ADAMS STREET, SUITE 101 MANKATO MN 56001	GENERAL GROWTH PROPERTIES, LP	110 NORTH WACKER DRIVE ATTN: SR. VICE PRESIDENT-MGMT. CHICAGO IL 60606
4511 N MIDKIFF ROAD SPACE C-33 MIDLAND TX 79705	MIDLAND PARK MALL, LP	MS MANAGEMENT ASSOCIATES, INC 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438

218 FOX HILLS MALL CULVER CITY CA 90230	FOX HILLS MALL L.P.	C/O WESTFIELD, LLC ATTN: LEGAL DEPT. 11601 WILSHIRE BLVD., 11TH FLOOR LOS ANGELES CA 90025
8210 MACEDONIA CMNS BLVD 26 MACEDONIA COMMONS MACEDONIA OH 44056	DOTRS LLC	C/O DEVELOPERS DIVERSIFIED REALTY CORP. P.O.BOX 228042 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
3075 CLAIRTON RD. SPACE 898 WEST MIFFLIN PA 15123	CENTURY III MALL, L.P.	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
18220 ROYALTON ROAD STRONGSVILLE OH 44136	WALD & FISHER, INC.	23825 COMMERCE PARK RD., SUITE F BEACHWOOD OH 44122
500 INDUSTRIAL PARK ROAD JOHNSTOWN PA 15904	GEMINI JOHNSTOWN GALLERIA S, LLC & GEMINI JOHNSTOWN GALLERIA H, LLC	C/O ZAMIAS SERVICES, INC 300 MARKET STREET ATTN: JOSEPH A. ANTHONY, ESQ, EXECUTIVE VICE PRES. JOHNSTOWN PA 15901
1000 ROSS PARK MALL DR SPACE H04B PITTSBURGH PA 15237	PENN ROSS JOINT VENTURE	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
4314 MILAN ROAD SPACE 230 SANDUSKY OH 44870	SANDUSKY MALL COMPANY	C/O THE CAFARO COMPANY 2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN OH 44504-0186
5555 YOUNGSTOWN WARREN RD SUITE 946 NILES OH 44446-4835	THE MARION PLAZA, INC.	C/O THE CAFARO COMPANY 2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN OH 44504-0186
7401 MARKET STREET SPACE 851 BOARDMAN OH 44512	SIMON CAPITAL GP	M.S. MANAGEMENT ASSOCIATES INC 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
2001 GALLERIA AT TYLER RIVERSIDE CA 92503	GALLERIA AT TYLER	TYLER MALL LIMITED PARTNERSHIP ATTN: LAW/LEASE ADMIN DEPT 110 NORTH WACKER DRIVE CHICAGO IL 60606
1832 W MICHIGAN AVENUE JACKSON MI 49202	WESTWOOD MALL	C/O WESTWOOD MALL L.P. ATTN: LAW/LEASE ADMIN DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
1350 TRAVIS BLVD, SUITE 1406-A FAIRFIELD CA 94533	SOLANO MALL LP	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD., 11TH FLR ATTN: LEGAL DEPT. LOS ANGELES CA 90025
735 CASCADE MALL DRIVE BURLINGTON WA 98233-3263	PPR CASCADE, LLC	C/O CASCADE MALL 201 CASCADE MALL DRIVE BURLINGTON WA 98233
625 BLACK LAKE BLVD, SUITE 133 OLYMPIA WA 98502	CAPITAL MALL CO.	11601 WILSHIRE BLVD 11TH FLOOR ATTN: LEGAL DEPT LOS ANGELES CA 90025

8700 NE VANCOUVER MALL DR SPACE 210 VANCOUVER WA 98662	VANCOUVER MALL II LLC	C/O WESTFIELD CORPORATION, INC./11601 WILSHIRE BOULEVARD, 12TH FLOOR LOS ANGELES CA 90025-1748
46-056 KAM HIGHWAY KANEOHE HI 96744	TRUSTEES OF THE ESTATE OF	BERNICE PAUAHI BISHOP 567 SOUTH KING STREET, STE 200 KAWAIAHAO PLAZA ATTN:COMMERCIAL ASSET MANAGER HONOLULU HI 96813
6945 US 322, UNIT 615 CRANBERRY PA 16319-3125	ELAT PROPERTIES	1300 WEST OLYMPIC BLVD, SUITE# 500 LOS ANGELES CA 90015
1200 TOWNE CENTER BLVD SPACE 2034 PROVO UT 84601	PROVO MALL L.L.C.	C/O GENERAL GROWTH LP 110 NORTH WACKER DRIVE LAW/LEASE ADMIN. DEPT. CHICAGO IL 60606
1701 SUNRISE HWY SPACE C-5 BAYSHORE NY 11706	WESTLAND SOUTH SHORE MALL, L.P.	C/O WESTFIELD, LLC 11601 WILSHIRE BOULEVARD 11TH FLOOR LOS ANGELES CA 90025
1510 WEST EMPIRE MALL SPACE 19 SIOUX FALLS SD 571066519	SM EMPIRE MALL LLC	ATTN: CENTER MANAGER THE EMPIRE MALL 4001 WEST 41ST STREET SIOUX FALLS SD 57106
40820 WINCHESTER ROAD SPACE 2210 TEMECULA CA 92591-5529	TEMECULA TOWN CENTER ASSOCIATES, L.P.	A CALIFORNIA LIMITED PARTNERSHIP TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1100 CLEVELAND OH 44113-2267
2800 N MAIN STREET SPACE 512 SANTA ANA CA 92705	MAINPLACE SHOPPINGTOWN LLC	WESTFIELD, LLC 11601 WILSHIRE BLVD, 11TH FLOOR LOS ANGELES CA 90025
301 GRAND CENTRAL MALL VIENNA WV 26101-1111	GRAND CENTRAL LP	C/O GLIMCHER GRAND CENTRAL INC. 180 EAST BROAD STREET 21ST FL ATTN; GENERAL COUNSEL COLUMBUS OH 43215
2200 N MAPLE AVENUE RAPID CITY SD 57701-7881	SM RUSHMORE MALL LLC	C/O RUSHMORE MALL 2200 NORTH MAPLE AVENUE ATTN: GENERAL MANAGER RAPID CITY SD 57701-7881
3251 20TH AVENUE SPACE 243 SAN FRANCISCO CA 941321915	GGP-SL LLC & STONESTOWN SHOPPING CENTER L.P.	110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMINISTRATION CHICAGO IL 60606
494 TOWN CENTER PLACE, SUITE 3 COLUMBIA SC 29229	VILLAGE AT SANDHILL, LLC	101 FLINTLAKE RD COLUMBIA SC 29223
350 N MILWAUKEE ST SPACE 1026 BOISE ID 83704-9124	BOISE MALL, LLC	GENERAL GROWTH PROPERTIES 110 N. WACKER DRIVE CHICAGO IL 60606
1665 STATE HILL ROAD SPACE H-1 WYOMISSING PA 19610	BERKSHIRE MALL, LLC	P.O. BOX 7189 4737 CONCORD PIKE WILMINGTON DE 19803
300 MONTICELLO AVE SPACE 144 NORFOLK VA 23510-2490	MACARTHUR SHOPPING CENTER LLC	C/O THE TAUBMAN COMPANY 200 EAST LONG LAKE ROAD, SUITE 300; P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200

500 MALL ROAD, UNIT 765 PO BOX 4247 BARBOURSVILLE WV 25504-4247	HUNTINGTON MALL COMPANY	C/O THE CAFARO COMPANY 2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN OH 44504-0186
1098 BAYBROOK MALL FRIENDSWOOD TX 77546-2746	BAYBROOK MALL LP-C/O GENERAL	GROWTH PROPERTIES 110 N WACKER DRIVE CHICAGO IL 60606
9140 HUDSON ROAD, SUITE 508 WOODBURY MN 55125-7629	WOODBURY LAKES RETAIL, LLC	CORNERSTONE REAL ESTATE ADVISERS LLC 300 SOUTH WACKER DRIVE, SUITE 3550 CHICAGO IL 60606
303 301 BLVD W STE 225 BRADENTON FL 34205-7947	DEBARTOLO CAPITAL LP	C/O M.S. MANAGEMENT ASSOC, INC. NATIONAL CITY CENTER 115 W WASHINGTON STREET INDIANAPOLIS IN 46204
8201 S TAMIAMI TRAIL SARASOTA FL 34238	SARASOTA SHOPPINGTOWN LLC	C/O WESTFIELD CORPORATION INC. 11601 WILSHIRE BOULEVARD, 12TH FLOOR LOS ANGELES CA 90025-1748
4125 CLEVELAND AVE, SUITE 1015 FORT MYERS FL 33901	EDISON MALL BUSINESS TRUST	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
3101 PGA BLVD SPACE D107 PALM BEACH GARDENS FL 33410	FORBES/COHEN FLORIDA PROPERTIES, L.P.	100 GALLERIA OFFICENTRE, SUITE #427 P.O. BOX 667 SOUTHFIELD MI 48037
1500 APALACHEE PARKWAY, SUITE 2080 TALLAHASSEE FL 32301-3057	GOVERNOR’S SQUARE	C/O TALLAHASSEE ASSOCIATES 110 N. WACKER DR. CHICAGO IL 60606
6641 NEWBERRY RD, SUITE A-18 GAINESVILLE FL 32605	OAKS MALL GAINSVILLE LP	C/O GENERAL GROWTH PROPERTIES INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606
6766 TYRONE SQUARE, SUITE 252 ST. PETERSBURG FL 33710-3934	SIMON CAPITAL GP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON INDIANAPOLIS IN 46204
2268 E WILLIAMS FIELD RD, SUITE 105 GILBERT AZ 85296	WESTCOR SANTAN VILLAGE LLC	CENTER MANAGER 11411 NORTH TATUM BOULEVARD PHOENIZ AZ 85028
8000 WEST BROWARD BLVD, SUITE 202 PLANTATION FL 33388-0026	BROWARD MALL LLC	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD 11TH FLOOR ATTN: CORPORATE COUNSEL LOS ANGELES CA 90025
2100 PLEASANT HILL ROAD, SUITE 207 DULUTH GA 30096-4704	MALL AT GWINNETT PLACE, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
1221 SOUTHLAKE MALL MORROW GA 30260	SOUTHLAKE MALL, L.L.C.	C/O GENERAL GROWTH PROP., INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606
707 SHANNON MALL UNION CITY GA 30291-2030	SHANNON MALL INVESTMENTS, LLC	4475 RIVER GREEN PARKWAY, SUITE 100 DULUTH GA 0096
3499 E COLONIAL DR SPACE M26 ORLANDO FL 32803	PR ORLANDO FASHION SQUARE LLC	C/O PREIT SERVICES, LLC ATTN: GENERAL COUNSEL 200 SOUTH BROAD STREET, 3RD FLOOR PHILADELPHIA PA 19102

451 E ALTAMONTE DRIVE SPACE 1457 ALTAMONTE SPRINGS FL 32701	ALTAMONTE MALL	C/O ALTAMONTE MALL VENTURE ATTN: LAW/LEASE ADMINISTRATION 110 N. WACKER DRIVE CHICAGO IL 60606
STATE ROAD #2 KM 29.7 SUITE 29-30 VEGA ALTA PR 00692	CCVA, INC.	CENTRO GRAN CARIBE SHOPPING CENTER PO BOX 190525 SAN JUAN PR 00919-0525
3450 WRIGHTSBORO RD SPACE 1290 AUGUSTA GA 30909	AUGUSTA MALL PARTNERSHIP	GENERAL GROWTH PROPERTIES, INC. 10275 LITTLE PATUXENT PKWY ATTN: LAW/LEASING AND OPERATIONS COLUMBIA MD 21044-3456
1700 W NEW HAVEN AVE SPACE 717 MELBOURNE FL 32904-3919	MELBOURNE-JCP ASSOCIATES, LTD	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
28163 PASEO DRIVE SUITE 140 WESLEY CHAPEL FL 33544	GOODFOREST, LLC	TERMINAL TOWER 50 PUBLIC SQUARE, STE 700 CLEVELAND OH 44113-2267
205 W BLACKSTOCK RD, SUITE 500 SPARTANBURG SC 29301	CBL & ASSOCIATES MANAGEMENT, INC.	CBL CENTER,SUITE 500 2030 HAMILTON PLACE BLVD. CHATTANOOGA TN 37421
4800 BRIARCLIFF RD NE, SUITE 1048 ATLANTA GA 30345-2749	BELLWETHER PROPERTIES OF GEORGIA L.P.	NATIONAL CITY CENTER 115 WEST WASHINGTON ST. INDIANAPOLIS IN 46207
400 ERNST BARRETT PKWY NW, SUITE 252 KENNESAW GA 30144	TOWN CENTER AT COBB, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
S 8001 ORANGE BLOSSOM TRL SPACE 524A ORLANDO FL 32809	FLORIDA MALL ASSOCIATES, LTD.	8002 S. ORANGE BLOSSOM TRAIL, ROOM 421 ORLANDO FL 32810
S 8001 ORANGE BLOSSOM TRL SPACE 524A ORLANDO FL 32809	FLORIDA MALL ASSOCIATES, LTD.	8001 S. ORANGE BLOSSOM TRAIL ROOM 420 ORLANDO FL 32809
S 8001 ORANGE BLOSSOM TRL SPACE 524A ORLANDO FL 32809	FLORIDA MALL ASSOCIATES LTD.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
1801 PALM BEACH LAKE BLVD SPACE 1A WEST PALM BEACH FL 33401	PALM BEACH MALL, LLC	1801 PALM BEACH LAKES BLVD WEST PALM BEACH FL 33401
1665 W 49TH STREET SPACE 1448 HIALEAH FL 33012	WESTLAND MALL LLC	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD., 11TH FLOOR LOS ANGELES CA 90025
7439A NORTH KENDALL DRIVE MIAMI FL 33156-7739	SDG DADELAND ASSOCIATES, INC.	TRUSTEE C/O M.S MANAGEMENT ASSOCIATES, INC NATIONAL CITY CENTER – 115 W. WASHINGTON INDIANAPOLIS IN 46204
5100 N 9TH AVE SPACE K1005A PENSACOLA FL 32504	SIMON PROPERTY GROUP, LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
2100 HAMILTON PLACE BLVD CHATTANOOGA TN 37421	HAMILTON PLACE MALL GENERAL PARTNERSHIP	2030 HAMILTON PLACE BLVD SUITE 500 CHATTANOOGA TN 37421-6000

7600 KINGSTON PIKE KNOXVILLE TN 37919	WEST TOWN MALL LLC	C/O SIMON PROPERTY GROUP INC. NATIONAL CITY CENTER 225 WEST WASHINGTON INDIANAPOLIS IN 46204
5603 CENTRAL AVENUE CHARLOTTE NC 28212	CHARLOTTE EASTLAND MALL, LLC	C/O GLIMCHER EASTLAND, INC. ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
3426 NW FEDERAL WAY JENSEN BEACH FL 34957	TREASURE COAST-JCP ASSOCS., LTD	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
3001 KNOXVILLE CENTER DR, SUITE 1280 KNOXVILLE TN 37924	KNOXVILLE CENTER, L.L.C.	C/O M.S. MANAGEMENT ASSOCIATES INC. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
3800 US HIGHWAY 98 N BOX 648 LAKELAND FL 33809	GGP-LAKELAND, INC.	C/O GENERAL GROWTH MGMT, INC. ATTN: GENERAL COUNSEL 110 NORTH WACKER DRIVE CHICAGO IL 60606
7201-CL520 TWO NOTCH RD COLUMBIA SC 29223	CBL/COLUMBIA PLACE, LLC	C/O CBL & ASSOCIATES MGMT. INC SUITE 500 – CBL CENTER 2030 HAMILTON PL. BOULEVARD CHATTANOOGA TN 37421
1976 GREEN OAKS ROAD FORT WORTH TX 76116	WM RIDGMAR, L.P.	1888 GREEN OAKS ROAD ATTN: CENTER MANAGER FORT WORTH TX 76116
305 WEST FM 1382, SUITE 714 CEDAR HILL TX 75104	UPTOWN VILLAGE AT CEDAR HILL LP	ATTN: LEASING 5710 LBJ FREEWAY SUITE 450 DALLAS TX 7520-6399
4211 WAIALAE AVENUE SPACE W-1 HONOLULU HI 96816	KAHALA CENTER COMPANY	C/O MMI REALTY SERVICES, INC. 2 NORTH LAKE AVENUE, SUITE 450 PASADENA CA 91101-1858
2200 W WAR MEMORIAL DR PEORIA IL 61613	NORTHWOODS DEVELOPMENT COMPANY	M.S. MANAGEMENT ASSOCIATES INC. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
3700 RIVERTOWN PARKWAY SPACE 2094 GRANDVILLE MI 49418	RIVERTOWN CROSSINGS MALL	C/O GGP-GRANDVILLE L.L.C. 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMIN DEPT. CHICAGO IL 60606
2901 S CAPITAL OF TEXAS H, SUITE D8 AUSTIN TX 787468119	SIMON PROPERTY GROUP (TEXAS)LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
3663 LAS VEGAS BLVD SOUTH, SUITE 235 LAS VEGAS NV 89109	BOULEVARD INVEST, LLC	MIRACLE MILE SHOPS MGMT OFFICE 3663 LAS VEGAS BOULEVARD SOUTH, STE 900 LAS VEGAS NV 89109-1969
3663 LAS VEGAS BLVD SOUTH, SUITE 235 LAS VEGAS NV 89109	BOULEVARD INVEST, LLC	MIRACLE MILE SHOPS MGMT OFFICE 3664 LAS VEGAS BOULEVARD SOUTH, STE 901 LAS VEGAS NV 89109-1970
5080 RIVERSIDE DRIVE, SUITE 436 MACON GA 31210	SHOPPES AT RIVER CROSSING	C/O SHOPPES AT RIVER CROSSING, LLC 110 N. WACKER DR. ATTN: LAW/LEASE ADMIN. DEPT. CHICAGO IL 60606

2015 BIRCH ROAD, SUITE 201 CHULA VISTA CA 91915	OTAY RANCH TOWN CENTER	C/O GGP-OTAY RANCH, LP ATTN: LAW/LEASE ADMIN. DEPT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
11401 NW 12TH STREET, SUITE 434 MIAMI FL 33172	DOLPHIN MALL ASSOCIATES LLC	C/O THE TAUBMAN COMPANY 200 EAST LONG LAKE ROAD BLOOMFIELD HILLS MI 48304
17420 HALL ROAD SUITE 148 CLINTON TOWNSHIP MI 48038	PARTRIDGE CREEK FASHION PARK, LLC	THE TAUBMAN COMPANY 200 EAST LONG LAKE ROAD P.O. BOX 200 BLOOMFIELD MI 48303-0200
4737 CONCORD PIKE SPACE 200 WILMINGTON DE 19803	CONCORD MALL LLC	CONCORD MALL 4737 CONCORD PIKE P.O. BOX 7189 WILMINGTON DE 19803
1271 LAQUINTA DRIVE, UNIT 10 ORLANDO FL 32809	DONALD B. BURNS	HELANCO PROPERTIES P.O. BOX 481 GOTHA FL 34734
19579 NE 10TH AVENUE, BAY D NORTH MIAMI BEACH FL 331793501	SKYLAKE EXECUTIVE INDUSTRIAL PARK & E.M. SEGALL TRUSTEE	19501 N.E. 10TH AVENUE, SUITE 306 NORTH MIAMI BEACH FL 33179
17628 SOUTH HALSTEAD ST HOMEWOOD IL 60430-2008	J.B MERCHANDISE CO.	349 SIGNE COURT LAKE BLUFF IL 60044
5301 BELTLINE ROAD, SUITE 111 DALLAS TX 75254	WXIII/PWM REAL ESTATE LIMITED PARTNERSHIP	C/O ARCHON GROUP, LP 600 EAST LAS COLINAS BLVD., SUITE 400 ATTENTION: ASSET MANAGER – PRESTONWOOD IRVING TX 75039
200-B SOUTH BROADWAY MCALLEN TX 78501	GLOBE PROPERTIES, INC.	P.O. BOX 700 MCALLEN TX 78505-0700
750 WEST 49TH STREET HIALEAH FL 330123635	PALM SPRINGS MILE ASSOCIATES, LTD	419 WEST 49TH STREET, SUITE 300 HIALEAH FL 33012
#30 CAGUAS PR 00725-3655	HUMBERTO VIDAL, INC.	112 ARZUAGA STREET MEDINA CENTER BUILDING – 10TH FLOOR RIO PIEDRAS, SAN JUAN PR 00925
4561 14TH STREET WEST, SUITE 135A BRADENTON FL 34207	DDR SOUTHEAST CORTEZ, LLC.	C/O DEVELOPERS DIVERSIFIED REALTY CORPORATION 3300 ENTERPRISE PARKWAY ATTN:EXECUTIVE VICE PRESIDENT BEACHWOOD OK 44122
1455 NW 107TH AVENUE, SUITE 500 DORAL FL 33172	MALL AT MIAMI INTERNATIONAL LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
1775 ARTESIA BLVD MANHATTAN BEACH CA 90266	DAISY ELLIS	300 SOUTH ARDEN BLVD. LOS ANGELES CA 90020
9617 N METRO PARKWAY WEST SPACE 1132 PHOENIX AZ 85051	METRORISING AMS OWNER LLC	9617 METRO PARKWAY WEST, SUITE 1001 ATTN: CENTER MANAGER PHOENIX AZ 85051
400 S BALDWIN AVE ARCADIA CA 91007	SANTA ANITA SHOPPINGTOWN LP	11601 WILSHIRE BLVD, 11TH FLOOR ATTN: LEGAL DEPARTMENT LOS ANGELES CA 90025
400 S BALDWIN AVE ARCADIA CA 91007	SANTA ANITA SHOPPINGTOWN LP	11601 WILSHIRE BLVD, 11TH FLOOR ATTN: LEGAL DEPARTMENT LOS ANGELES CA 90025

689 E SHAW AVE FRESNO CA 93710-7703	MACERICH FRESNO LP	C/O THE MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD. – SUITE 700 SANTA MONICA CA 90407
111 LAKEWOOD CENTER LAKEWOOD CA 90712	MACERICH LAKEWOOD LLC	C/O THE MACERICH COMPANY 401 WILSHIRE BLVD, SUITE 700 PO BOX 2172 SANTA MONICA CA 90407
2200 EASTRIDGE LOOP SPACE 1076 SAN JOSE CA 95122	EASTRIDGE SHOPPING CENTER, LLC	EASTRIDGE MALL 110 N. WACKER DRIVE CHICAGO IL 60606
7265 NORTH KENDALL DRIVE MIAMI FL 33156-7845	SDG DADELAND ASSOCIATES, INC.	TRUSTEE C/O M.S MANAGEMENT ASSOCIATES, INC NATIONAL CITY CENTER – 115 W. WASHINGTON INDIANAPOLIS IN 46204
2841 GREENBRIAR PKY SW SPACE H422 ATLANTA GA 30331	GREENBRIAR MALL (2006) LP	GREENBRIAR MALL 2841 GREENBRIAR PARKWAY, SW ATTN: PROPERTY MANAGER ATLANTA GA 30331
7501 W CERMAK ROAD SPACE D-644 NORTH RIVERSIDE IL 60546	NORTH RIVERSIDE PARK ASSOC. LLC	MALL MANAGEMENT 7501 WEST CERMAK ROAD NORTH RIVERSIDE IL 60546
7501 W CERMAK ROAD SPACE D-644 NORTH RIVERSIDE IL 60546	NORTH RIVERSIDE PARK ASSOCIATES LLC	7502 WEST CERMAK ROAD NORTH RIVERSIDE IL 60547
100 CAMBRIDGESIDE PLACE MAILBOX 106, SUITE 208 CAMBRIDGE MA 02141-2223	CAMBRIDGESIDE GALLERIA ASSOCS	C/O NEW ENGLAND DEVELOPMENT ONE WELLS AVENUE NEWTON MA 02159
3710 ROUTE 9, SUITE 2402 FREEHOLD NJ 07728	FREEMALL ASSOCIATES, LLC	LEGAL DEPARTMENT 401 WILSHIRE BLVD STE 700 SANTA MONICA CA 90401
112 EISENHOWER PKWY SPACE 2050 LIVINGSTON NJ 07039	LIVINGSTON MALL VENTURE	NATIONAL CITY CENTER 115 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
5004 E MONTCLAIR PLAZA LN, SUITE 1130 MONTCLAIR CA 91763-1518	MONTCLAIR PLAZA	C/O MONTCLAIR PLAZA, LLC ATTN: LAW/LEASE ADMIN. DEPT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
FRAGOSA AVE SPACE 212 CAROLINA PR 00979-3334	PLAZA CAROLINA MALL, L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
FRAGOSA AVE SPACE 212 CAROLINA PR 00979-3334	PLAZA CAROLINA MALL, L.P.	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
975 AVENIDA, SUITE 126 MAYAGUEZ PR 00680	EMPRESAS PUERTORRIQUENAS DE	DESARROLLO, INC. 304 PONCE DE LEON AVENUE, SUITE 1100 HATO REY PR 00918
3662 W CAMP WISDOM ROAD SPACE 2065 DALLAS TX 75237	3662. W CAMP WISDOM LLC	C/O THE WOODMONT COMPANY 2100 W. 7TH STREET FORT WORTH TX 70107
7921L TYSONS CORNER CTR MCLEAN VA22102	TYSONS CORNER HOLDINGS LLC	ATT: LEGAL DEPARTMENT 401 WILSHIRE BOULEVARD, SUITE 700 SANTA MONICA CA 90401

7921L TYSONS CORNER CTR MCLEAN VA 22102	TYSONS CORNER HOLDINGS LLC	ATT: LEGAL DEPARTMENT 401 WILSHIRE BOULEVARD, SUITE 700 SANTA MONICA CA 90401
7921L TYSONS CORNER CTR MCLEAN VA 22102	TYSONS CORNER HOLDINGS LLC	ATT: LEGAL DEPARTMENT 401 WILSHIRE BOULEVARD, SUITE 700 SANTA MONICA CA 90401
121 RIVER OAKS CENTER, SUITE A-45 CALUMET CITY IL 60409	FOX VALLEY/RIVER OAKS PARTNERSHIP	M.S. MANAGEMENT ASSOCIATES INC. NATIONAL CITY CENTER 225 W WASHINGTON INDIANAPOLIS IN 46204
8000 WEST BROWARD BLVD, SUITE 814 PLANTATION FL 33388	BROWARD MALL LLC	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD 11TH FLOOR ATTN: CORPORATE COUNSEL LOS ANGELES CA 90025
2014 FOX VALLEY CENTER SPACE C-3 AURORA IL 60504	FOX VALLEY MALL LLC	11601 WILSHIRE BOULEVARD, 11TH FLOOR LOS ANGELES CA 90025
300 SOUTH AVENUE BLOOMINGTON MN55425	MOAC MALL HOLDINGS LLC	60 EAST BROADWAY BLOOMINGTON MN 55425-5550
7804 ABERCORN STREET PO BOX 82, SPACE 70 SAVANNAH GA 31406	GGP IVANHOE II, INC.	C/O GENERAL GROWTH PROPERTIES 110 NORTH WACKER DRIVE CHICAGO IL 60606
3500 E WEST HWY SPACE 1010 HYATTSVILLE MD 20782	PREIT SERVICES, LLC	ATTN: GENERAL COUNSEL 200 SOUTH BROAD STREET, 3RD FLOOR PHILADELPHIA PA 19102
3500 E WEST HWY SPACE 1010 HYATTSVILLE MD 20782	PREIT SERVICES, LLC	ATTN: GENERAL COUNSEL 200 SOUTH BROAD STREET, 3RD FLOOR PHILADELPHIA PA 19102
139 WOODBRIDGE CENTER DR WOODBRIDGE NJ 07095	WOODBRIDGE CENTER PROPERTY, LLC	C/O GENERAL GROWTH PROPERTIES, INC. COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
544 SMITHHAVEN MALL LAKE GROVE NY 11755	MALL AT SMITH HAVEN, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
3001 WHITE BEAR AVE NORTH, SUITE 1007B ST. PAUL MN 55109	MAPLEWOOD MALL ASSOCIATES LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDINAPOLIS IN 46204
75 WEST ROUTE 59, SUITE 1045 NANUET NY 10954-2732	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
1058 BAYBROOK MALL FRIENDSWOOD TX 77546	BAYBROOK MALL LP-C/O GENERAL	GROWTH PROPERTIES 110 N WACKER DRIVE CHICAGO IL 60606
2019 GREEN ACRES MALL SPACE 236 VALLEY STREAM NY 11581	GREEN ACRES MALL, L.L.C.	VORNADO REALTY TRUST ATTN: EXECUTIVE VICE PRESIDENT-RETAIL DIVISION 210 ROUTE 4 EAST PARAMUS NJ 07652
151 EAST BROAD STREET WESTFIELD NJ 07090	143 EAST BROAD ST, LLC, 151 ASSOC., LLC,	& 161 E BROAD ST ASSOC., LLC 171 LINCOLN ROAD WESTFIELD NJ 07090
268 W 125TH STREET NEW YORK NY 10027	ALVIN AND ROSA HUDGINS LLC	7318 WESTMINISTER COURT UNIVERSITY PARK FL 34201

7501 W CERMAK ROAD SPACE G7 NORTH RIVERSIDE IL 60546	NORTH RIVERSIDE PARK ASSOC. LLC	MALL MANAGEMENT 7501 WEST CERMAK ROAD NORTH RIVERSIDE IL 60546
1455 STATE ROAD 436, SUITE 275 CASSELBERRY FL 32707-6558	DDRM CASSELBERRY COMMONS, LLC	C/O DEVELOPERS DIVERSIFIED REALTY CORPORATION 3300 ENTERPRISE PARKWAY ATTN: EXECUTIVE VICE PRESIDENT BEACHWOOD OH 44122
2539 FUTURA PARKWAY SPACE J715 SUITE 110 PLAINFIELD IN 46168	METROPOLIS II CONSTRUCTION, LLC	C/O PREMIER PROPERTIES USA, INC. 8425 WOODFIELD CROSSING BLVD., SUITE 201E INDIANAPOLIS IN 46240
9702 QUIVIRA ROAD LENEXA KS 66215-1608	BROADWAY PLAZA PARTNERS, LLC	C/O BLOCK & COMPANY, INC 605 WEST 47TH STREET, SUITE 200 KANSAS CITY MO 64112
3390 ALPINE AVE NW GRAND RAPIDS MI 49544	GS II GREEN RIDGE LLC	DEVELOPERS DIVERSIFIED REALTY CORPORATION 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
9701 VILLAGE PLACE BLVD BRIGHTON MI 48116	GREEN OAK VILLAGE PLACE I, LLC	ONE TOWNE SQUARE, SUITE 1600 SOUTHFIELD MI 48076
11256 WEST FLORISSANT FLORISSANT MO 63033	HERITAGE CLOCKTOWER PLACE SPE, LLC	CENTRO WATT 131 DARTMOUTH STREET ATTN: GENERAL COUNSEL BOSTON MA 02116-5134
2125 ZUMBEHL ROAD ST. CHARLES MO 63303-2724	CAPLACO MANAGEMENT COMPANY	CAPITOL LAND COMPANY PO BOX 419121 11850 STUDT AVENUE ST. LOUIS MO 63141
9609 J INDEPENDENCE BLVD MATTHEWS NC 28105	SC WINDSOR SQUARE, LLC	ATTN:PRESIDENT ONE NORTH CLEMATIS STREET, SUITE 305 WEST PALM BEACH FL 33401
2608 BETHEL ROAD COLUMBUS OH 43220	CARRIAGE PLACE	C/O CASTO 191 WEST NATIONWIDE BOULEVARD, SUITE 200 ATTENTION: GENERAL COUNSEL COLUMBUS OH 43215-2568
4110-4114 WILLIAM PENN HW MONROEVILLE PA 15146	PZ MIRACLE LIMTIED PARTNERSHIP	300 MARKET STREET JOHNSTOWN PA 15901
9171 ROOSEVELT BLVD SPACE 10 PHILADELPHIA PA 19114	FEDERAL REALTY INVESTMENT TRUST	ATTN: LEGAL DEPT. 1626 EAST JEFFERSON STREET ROCKVILLE MD 20852-4041
4211 SOUTH COOPER STREET, SUITE 105 ARLINGTON TX 76015	UHLMANN-ARLINGTON, LLC	13245 RIVERSIDE DRIVE, SUITE 500 SHERMAN OAKS CA 91423
5425 S PADRE ISLAND DR SPACE 133 CORPUS CHRISTI TX 78411	WEINGARTEN REALTY INVESTORS	ATTN: GENERAL COUNSEL 2600 CITADEL PLAZA DRIVE P0215-001 LFOOTLR01-DOM HOUSTON TX 77008
2808 61ST STREET GALVESTON TX 77551-2003	ALFA DEVELOPMENT, LLC	C/O WULFE MANAGEMENT SERVICES, INC. 12 GREENWAY PLAZA, SUITE 1500 HOUSTON TX 77046
7305 SAN DARIO AVE, SUITE 6 LAREDO TX 78045	WRI TRAUTMANN, L.P.	ATTN: GENERAL COUNSEL 2600 CITADEL PLAZA DRIVE HOUSTON TX 77008
3424 AMELIA DRIVE ORCHARD PARK NY 14127-1519	QUAKER CROSSING LLC	ATTN: GERALD A. BUCHHEIT, JR. GM 3275 N. BENZING ROAD ORCHARD PARK NY 14127

1000 HYLAN DRIVE ROCHESTER NY 14623	JAY SCUTTI LEASEHOLD, LLC	ATTENTION: DALE SCUTTI JAY SCUTTI PLAZA 1000 HYLAN DRIVE ROCHESTER NY 14623
1830 SOUTH ROAD WAPPINGERS FALLS NY 12590-1371	NINE MALL INVESTORS, LLC	1680 ROUTE 23, SUITE 330 WAYNE NJ 07470
1116 JACKSON CROSSING JACKSON MI 49202-2041	RAMCO-GERSHENSON PROPERTIES, LP	31500 NORTHWESTERN HIGHWAY, SUITE 300 FARMINGTON HILLS MI 48334
5125 HARVEY STREET SPACE E-104 MUSKEGON MI 49444-9765	RAMCO LAKESHORE LLC	31500 NORTHWESTERN HIGHWAY, SUITE 300 FARMINGTON HILLS MI 48334
4585 CANAL SW, SUITE B-300 GRANDVILLE MI 49418	DDR MDT GRANDVILLE MARKETPLACE LLC	DEVELOPERS DIVERSIFIED REALTY CORPORATION 3300 ENTERPRISE PAKWAY ATTN: SENIOR EXECUTIVE VICE PRESIDENT BEACHWOOD OH 44122
5840 C CRAWFORDSVILLE RD SPEEDWAY IN 46224	CENTRO BRADLEY SPE 5 LLC	CENTRO WATT 131 DARTMOUTH STREET ATTN: GENERAL MANAGER BOSTON MA 02116-5134
7020 QUAKER AVENUE, UNIT 7 LUBBOCK TX 794242322	HARTFORD-LUBBOCK LIMITED PARTNERSHIP II	149 COLONIAL ROAD MANCHESTER CT 06045
5882 EASTEX FREEWAY BEAUMONT TX 77708-4824	EASTEX VENTURE	ATTN: GENERAL COUNSEL 2600 CITADEL PLAZA DRIVE HOUSTON TX 77008
13221 CITY STATION DRIVE, SUITE 141 JACKSONVILLE FL 32218-7251	RAMCO JACKSONVILLE, LLC	RIVER CITY MARKETPLACE 31500 NORTHWESTERN HIGHWAY, SUITE 300 FARMINGTON HILLS MI 48334
341 COLLEGE ROAD SPACE 55 WILMINGTON NC 28403	CENTRO HERITAGE SPE 4 LLC	CENTRO WATT 131 DARTMOUTH STREET ATTN: GENERAL COUNSEL BOSTON MA 02116
6401 BLUEBONNET BLVD SPACE 2114 BATON ROUGE LA 70836	MALL OF LOUISIANA	GGP-MALL OF LOUISIANA, LP 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMIN. CHICAGO IL 60606
1982 W GRAND RIVER AVE SPACE 417 OKEMOS MI 48864	MERIDIAN MALL L.P.	C/O CBL & ASSOCIATES MGMT, INC 2030 HAMILTON PLACE BOULEVARD, SUITE 500 CHATTANOOGA TN 37421-6000
1440 VOORHEES TOWN CENTER VOORHEES NJ 08043-1905	PR ECHELON LIMITED PARTNERSHIP	C/O PREIT 200 SOUTH BROAD STREET, 3RD FL ATTN:BRUCE GOLDMAN,ESQUIRE PHILADELPHIA PA 19102
6170 WEST GRAND AVENUE SPACE 665 GURNEE IL 60031	MALL AT GURNEE MILLS, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
2141 UNIVERSITY SQ MALL TAMPA FL 33612	SOMEROCK UNIVERSITY MALL OWNER, LLC	SOMERA CAPITAL MANAGEMENT LLC ATTN:CHARLIE CHRISTENSEN, CSM 115 WEST CANON PERDIDO STREET SANTA BARBARA CA 93111
6200 20TH STREET SPACE 340 VERO BEACH FL 32966	INDIAN RIVER MALL, LLC	M.S. MANAGEMENT ASSOCIATES, INC. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204

3919 LAFAYETTE ROAD SPACE 550 INDIANAPOLIS IN 46254	CINEMA VETERANS, LLC	C/O ASHKENAZY ACQUISITION CORPORATION 433 5TH AVE, 2ND FL NEW YORK NY 10016
3919 LAFAYETTE ROAD SPACE 550 INDIANAPOLIS IN 46254	CINEMA VETERANS, LLC	C/O ASHKENAZY ACQUISITION CORPORATION 433 5TH AVE, 2ND FL NEW YORK NY 10016
3487 E COLONIAL DR SPACE G-32 ORLANDO FL 32803	PR ORLANDO FASHION SQUARE LLC	C/O PREIT SERVICES, LLC ATTN: GENERAL COUNSEL 200 SOUTH BROAD STREET, 3RD FLOOR PHILADELPHIA PA 19102
801 N CONGRESS AVENUE SPACE 253 BOYNTON BEACH FL 334263364	BOYNTON JCP ASSOCIATES LTD	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
21712 HAWTHORNE BLVD SPACE 230 TORRANCE CA 90503	DEL AMO FASHION CENTER OPERATING COMPANY, LLC	C/O MILLS SERVICES CORP. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
2200 S 10TH ST SPACE 1-16A MCALLEN TX 78503	SIMON PROPERTY GROUP (TEXAS) L.P.	M.S. MANAGEMENT ASSOC, INC. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
20505 SOUTH DIXIE HWY SPACE 1143 CUTLER BAY FL 33189	SOUTHLAND MALL PROPERTIES, LLC	GUMBERG ASSET MGMT CORP 3200 NORTH FEDERAL HIGHWAY FT LAUDERDALE FL 33306
20505 SOUTH DIXIE HWY SPACE 1143 CUTLER BAY FL 33189	SOUTHLAND MALL PROPERTIES, LLC	GUMBERG ASSET MGMT CORP 3200 NORTH FEDERAL HIGHWAY FT LAUDERDALE FL 33306
738 CANAL STREET NEW ORLEANS LA 70130-2310	COLEMAN E. ADLER II	722 CANAL STREET NEW ORLEANS LA 70130
5080 RIVERSIDE DRIVE, SUITE 223 MACON GA 31210	SHOPPES AT RIVER CROSSING	C/O SHOPPES AT RIVER CROSSING, LLC 110 N. WACKER DR. ATTN: LAW/LEASE ADMIN. DEPT. CHICAGO IL 60606
26A EST CHARLOTTE AMALIE ST. THOMAS VI 00802	TUTU PARK LIMITED	C/O TUTU PARK MALL 4605 TUTU PARK MALL, STE 254 ST. THOMAS VI 00802-1736
26A EST CHARLOTTE AMALIE ST. THOMAS VI 00802	TUTU PARK LIMITED	C/O TUTU PARK MALL 4605 TUTU PARK MALL, STE 254 ST. THOMAS VI 00802-1736
14700 EAST INDIANA AVE SPACE 1028 SPOKANE WA 99216	SPOKANE MALL L.L.C.	C/O GENERAL GROWTH PROPERTIES, INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606
495 UNION STREET BOX 200 WATERBURY CT 06706	BRASS MILL CENTER	GGP-BRASS MILL, INC. ATTN: LAW/LEASE ADMINISTRATION DEPT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
667 BROADWAY MALL HICKSVILLE NY 11801	VORNADO BROADWAY MALL LLC	ATTN: EXECUTIVE V P, RETAIL R/E- FIN’ANC ADMIN-CFO 210 ROUTE 4 EAST PARAMUS NJ 07652
250 GRANITE STREET BRAINTREE MA 02184	BRAINTREE PROPERTY ASSOCIATES LP	C/O M.S. MANAGEMENT ASSOCIATES 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204

4201 NORTH SHILOH DRIVE SPACE 149 FAYETTEVILLE AR 72703	MMP ARKANSAS LLC	NORTHWEST ARKANSAS MALL MALL MANAGEMENT OFFICE 4201 NORTH SHIILOH DRIVE FAYETTEVILLE AR 72703
3929 MCCAIN BLVD SPACE K07 NORTH LITTLE ROCK AR 72116	MCCAIN MALL COMPANY, L.P.	C/O SIMON PROPERTY GROUP, INC 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
21100 DULLES TOWN CIRCLE, SUITE 276 DULLES VA20166	DULLES TOWN CENTER MALL LLC	C/O LERNER CORPORATION 2000 TOWER OAKS BLVD, 8TH FL ROCKVILLE MD 20852-4208
7 NEPONSET STREET WEST 210 WORCESTER MA 01606	MAYFLOWER GREENDALE, L.P.	C/O SIMON PROPERTY GROUP, L.P. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
4502 SOUTH STEELE ST SUITE 804A TACOMA WA 98409-7254	TACOMA MALL PARTNERSHIP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
4285 BELDON VILLAGE MALL UNIT A-14 CANTON OH 44718	WEA BELDEN LLC	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BOULEVARD, 12TH FLOOR/ATTN; LEGAL DEPARTMENT LOS ANGELES CA 90025
4601 EAST MAIN STREET SPACE 750 FARMINGTON NM 87402	PRICE-ASG L.L.C.	C/O GENERAL GROWTH PROPERTIES, INC. 110 NORTH WACKER DRIVE ATTN: DIANE DEAN CHICAGO IL 60606
6000 WEST MARKHAM SPACE 3172 LITTLE ROCK AR 72205	CBL/PARK PLAZA MALL, LLC	C/O CBL & ASSOC. MGMT INC. 2030 HAMILTON PLACE BLVD. SUITE 500 CHATTANOOGA TN 37421-6000
1057 BROAD STREET SPACE 57 SUMTER SC 29150	SUMTER MALL, LLC	HULL STOREY RETAIL GROUP LLC 1190 INTERSTATE PARKWAY AUGUSTA GA 30909
2600 BEACH BLVD SPACE 36-37 BILOXI MS 39531	AMERICAN NATIONAL INSURANCE CO.	JIM WILSON & ASSOCIATES, INC. 2660 EASTCHASE LANE, SUITE 100 MONTGOMERY AL 36117
2600 BEACH BLVD SPACE 36-37 BILOXI MS 39531	AMERICAN NATIONAL INSURANCE CO.	JIM WILSON & ASSOCIATES, INC. 2660 EASTCHASE LANE, SUITE 100 MONTGOMERY AL 36117
1451 CORAL RIDGE AVE SPACE 328 CORALVILLE IA 52241	CORAL RIDGE MALL	C/O GGP LIMITED PARTNERSHIP 110 NORTH WACKER DRIVE CHICAGO IL 60606
2156 E WILLIAMS FIELD RD, SUITE 112 GILBERT AZ 85296	WESTCOR SANTAN VILLAGE LLC	CENTER MANAGER 11411 NORTH TATUM BOULEVARD PHOENIZ AZ 85028
3500 SOUTH MERIDIAN SPACE 325 PUYALLUP WA 98373-3704	THE CAFARO NORTHWEST PARTNERSHIP	2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN OH 44504
2790 PALISADES CENTER DR WEST NYACK NY 10994	EKLECCO NEWCO, LLC	C/O PYRAMID MANAGEMENT GROUP INC. THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202-1078
2400 RICHMOND RD STE 89 TEXARKANA TX 75503-2460	GG&A CENTRAL MALL PARTNERS, L.P.	124 JOHNSON FERRY ROAD ATTN:ASSET MANAGER, CENTRAL MALL-TEXARKANA ATLANTA GA 30328

400 CALLE BETANCES, SUITE 300 CAGUAS PR 00725-5207	VORNADO CAGUAS, L.P.	C/O VORNADO REALTY TRUST ATTN: EXECUTIVE VICE PRESIDENT-RETAIL 210 ROUTE 4 EAST PARAMUS NJ 07652
1600 NORTH RIVERSIDE AVE SPACE 1138 MEDFORD OR 97501	ROGUE VALLEY MALL L.L.C.	C/O GENERAL GROWTH PROPERTIES ATTN: GENERAL COUNSEL 110 NORTH WACKER DRIVE CHICAGO IL 60606
631 EAST BOUGHTON ROAD SUITE 110, SPACE 450 BOLINGBROOK IL 60440	FC JANES PARK, LLC	TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1360 CLEVELAND OH 44113-2267
158 PROVIDENCE PLACE PROVIDENCE RI 029031747	ROUSE PROVIDENCE LLC	PROVIDENCE PLACE LAW/LEASE ADMINISTRATION DEPT. 110 N. WACKER DR. CHICAGO IL 60606
226 SUN VALLEY MALL CONCORD CA 94520	SUNVALLEY SHOPPING CENTER LLC	C/O THE TAUBMAN COMPANY 200 EAST LONG LAKE ROAD, SUITE 300 P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200
975 HOSTOS AVENUE SPACE 59-A MAYAGUEZ PR 006801267	EMPRESAS PUERTORRIQUENAS DE	DESARROLLO, INC. 304 PONCE DE LEON AVENUE, SUITE 1100 HATO REY PR 00918
5720 DURAND AVENUE RACINE WI 53406	RACINE JOINT VENTURE II, LLC	C/O CBL & ASSOCIATES MANAGEMENT, INC. 5538 DURAND AVENUE ATTN: PROPERTY MANAGER RACINE WI 53406
221 CHESTERFIELD MALL CHESTERFIELD MO 63017	CHESTERFIELD MALL, LLC	C/O CBL & ASSOCIATES MANAGEMENT, INC 2030 HAMILTON PLACE BOULEVARD, SUITE 500 CHATTANOOGA TN 37421-6000
265 GOLF MILL SC NILES IL 60714	MILWAUKEE GOLF SHOPPING CENTER LLC	GOLF MILL SHOPPING CENTER C/O GENERAL GROWTH MANAGEMENT 110 NORTH WACKER DRIVE CHICAGO IL 60606
3513 DILLON DRIVE PUEBLO CO 81008	PM LENDING, LLC	C/O GEM INVESTORS, INC. 900 NORTH MICHIGAN AVENUE, SUITE 1400 CHICAGO IL 60611
1701 SUNRISE HIGHWAY SPACE N4 BAY SHORE NY 11706	WESTLAND SOUTH SHORE MALL, L.P.	C/O WESTFIELD, LLC 11601 WILSHIRE BOULEVARD, 11TH FLOOR LOS ANGELES CA 90025
1701 SUNRISE HIGHWAY SPACE N4 BAY SHORE NY 11706	WESTLAND SOUTH SHORE MALL, L.P.	C/O WESTFIELD, LLC 11601 WILSHIRE BOULEVARD, 11TH FLOOR LOS ANGELES CA 90025
2737 EASTLAND MALL SPACE D44 COLUMBUS OH 43232	EM COLUMBUS II, LLC	C/O GLIMCHER PROPERTIES LIMITED PARTNERSHIP ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
WEST MAIN ST COMERIO SPACE 1035 BAYAMON PR 00961	DDR DEL SOL LLC SE	DDR PR VENUTURES II LLC 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122

3849 S DELSEA DRIVE, SUITE C10 VINELAND NJ 08360	C/O PREIT SERVICES, LLC	ATTN: GENERAL COUNSEL THE BELLEVUE – 3RD FLOOR 200 SOUTH BROAD STREET PHILADELPHIA PA 19102
40820 WINCHESTER ROAD SPACE 2360 TEMECULA CA 92591	TEMECULA TOWN CENTER ASSOCIATES, L.P.	A CALIFORNIA LIMITED PARTNERSHIP TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1100 CLEVELAND OH 44113-2267
305 WEST FM 1382, SUITE 602 CEDAR HILL TX 75104	UPTOWN VILLAGE AT CEDAR HILL LP	ATTN: LEASING 5710 LBJ FREEWAY SUITE 450 DALLAS TX 7520-6399
6121 WEST PARK BLVD, SUITE A-110 PLANO TX 75093	WILLOW BEND ASSOCIATES LIMITED PARTNERSHIP	C/O THE TAUBMAN COMPANY 200 EAST LONG LAKE ROAD BLOOMFIELD HILLS MI 48304
1088 W MARINE CORPS DRIVE, SUITE 156 DEDEDO GU 96929-5547	GOODWIND DEVELOPMENT CORP.	MICRONESIA MALL SUITE 214 1088 W. MARINE DRIVE DEDEDO GU 96912
357 MAINE MALL SOUTH PORTLAND ME 04106	GGP-MAINE MALL LLC	C/O GENERAL GROWTH 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
10300 W FOREST HILL BLVD SPACE 236 WELLINGTON FL 33414	TJ PALM BEACH ASSOCIATES LP	200 EAST LONG LAKE ROAD BLOOMFIELD HILLS MI 48303
210 CROSS CREEK MALL FAYETTEVILLE NC 28303	CROSS CREEK MALL, LLC	C/O CBL &ASSOCIATES PROPERTIES INC/2030 HAMILTON PLACE BLVD., SUITE 500 CHATTANOOGA TN 37421
3326 WEST FRIENDLY AVE, SUITE 128 GREENSBORO NC 27410	STARMOUNT COMPANY	600 GREEN VALLEY ROAD, SUITE 300 GREENSBORO NC 27408
750 CITADEL DRIVE E COLORADO SPRINGS CO 80909	MMP CITADEL LLC	5571 BLEAUX AVENUE SPRINGDALE AR 72762
700 QUINTARD DRIVE SPACE 42 OXFORD AL 36203	QUINTARD MALL, LTD.	C/O GRC MANAGEMENT LLC 200 GREEN SPRINGS HGWY BIRMINGHAM AL 35209-4906
2800 NORTH ELM STREET LUMBERTON NC 28358	BIGGS PARK, INC.	3550 ELIZABETHTOWN ROAD LUMBERTON NC 28358
2008 GREEN OAKS ROAD SPACE N-7 FORT WORTH TX 76116	WM RIDGMAR, L.P.	1888 GREEN OAKS ROAD ATTN: CENTER MANAGER FORT WORTH TX 76116
1300 ULSTER AVENUE, SUITE 154 KINGSTON NY 12401	PCK DEVELOPMENT CO., L.L.C.	LEGAL DEPARTMENT 4 CLINTON SQUARE SYRACUSE NY 13202
1200 10TH AVENUE SOUTH SPACE 9 GREAT FALLS MT 59405	HOLIDAY VILLAGE PARTNERS LLC	C/O GK DEVELOPMENT 303 EAST MAIN STREET, SUITE# 201 BARRINGTON IL 60010
6738 TYRONE SQUARE, SUITE 270 ST. PETERSBURG FL 33710-3934	SIMON CAPITAL GP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON INDIANAPOLIS IN 46204
304 SOUTHCENTER MALL TUKWILA WA 981882841	WEA SOUTHCENTER LLC	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BLVD, 12TH FLOOR LEGAL DEPARTMENT LOS ANGELES CA 90025

480 CENTER STREET, SUITE 142 SALEM OR 97301	PRICE-ASG L.L.C.	C/O GENERAL GROWTH PROPERTIES, INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606
691 RICHMOND ROAD SPACE D07 RICHMOND HEIGHTS OH 44143	RICHMOND TOWN SQUARE MALL LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON SREET INDIANAPOLIS IN 46204
4250 CERRILLOS ROAD PO BOX 29536 SANTA FE NM 87507	B&B SANTA FE MALL, LLC	GREGORY GREENFIELD & ASSOC. 124 JOHNSON FERRY ROAD NE ATTN: ASSET MANAGER-SANTA FE PLACE ATLANTA GA 30328
108 NORTH DARTMOUTH MALL NORTH DARTMOUTH MA 02747	PR NORTH DARTMOUTH, LLC	C/O PREIT SERVICES, LLC, SUITE 300 200 SOUTH BROAD STREET PHILADELPHIA PA 19102
3811 S COOPER STREET, SUITE 2170 ARLINGTON TX 76015	THE PARKS AT ARLINGTON, LLC	3811 S. COOPER ST- STE.2206 ARLINGTON TX 76015
1391 EAST HIGHLAND AVE, SUITE 131 SELMA AL 36703	SELMA COMMUNITY BUILDERS INC	C/O ARONOV REALTY MANAGEMENT 3500 EASTERN BLVD MONTGOMERY AL 36123
4601 EAST MAIN STREET SPACE 890 FARMINGTON NM 87402	PRICE-ASG L.L.C.	C/O GENERAL GROWTH PROPERTIES, INC. 110 NORTH WACKER DRIVE ATTN: DIANE DEAN CHICAGO IL 60606
4171 NORTH 56TH STREET MILWAUKEE WI 53216	INLAND US MANAGEMENT LLC/BLDG # 6090	ATTN: MIKE LAPIETRA-PROPERTY MANAGER 2901 BUTTERFIELD ROAD OAK BROOK IL 60523
3333 WEST TOUHY AVENUE SPACE D9 LINCOLNWOOD IL 60712	SIMON PROPERTY GROUP, LP	C/O M.S. MGMT ASSOCIATES, INC. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
1201 BROADWAY DRIVE SPACE N118 SAUGUS MA 01906	MAYFLOWER SQUARE ONE, LLC	C/O SIMON PROPERTY GROUP, L.P. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
3900 WEST MADISON BLVD CHICAGO IL 60624	WEST MADISON PROPERTIES, LLC	P.O. BOX 159 115 S. WILKE – SUITE 200 ARLINGTON HEIGHTS IL 60006-0159
5624 DURAND AVENUE RACINE WI 53406	RACINE JOINT VENTURE II, LLC	C/O CBL & ASSOCIATES MANAGEMENT, INC. 5538 DURAND AVENUE ATTN: PROPERTY MANAGER RACINE WI 53406
310 DANIEL WEBSTER HWY SPACE 189 NASHUA NH 03060	PHEASANT LANE REALTY TRUST	C/O SIMON PROPERTY GROUP, L.P. NATIONAL CITY CENTER 115 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
1601 WILLOW LAWN DRIVE, SUITE 250 RICHMOND VA23230	FEDERAL REALTY INVESTMENT TRUST	1626 EAST JEFFERSON STREET ROCKVILLE MD 20852-4041
2700 N NARRAGANSETT AVE SUITE F13-F14 CHICAGO IL 60639-1030	INLAND US MANAGEMENT LLC/BLDG.	ATTN: ROBERT LEAHY 2901 BUTTERFIELD ROAD OAK BROOK IL 60523
3645 IRVING MALL IRVING TX 75062	SIMON PROPERTY GROUP (TEXAS), LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204

3667 PAGE BLVD ST. LOUIS MO 63113	MLK PLAZA LP	COMMPROS, INC. 1401 QUAIL STREET, SUITE# 105 NEWPORT BEACH CA 92660
326 5TH AVENUE PITTSBURGH PA 15222	WARNER CENTRE LP	JJ OPERATING INC. 112 WEST 34TH STREET, SUITE 2106 NEW YORK NY 10120
1132 E MEYER BLVD KANSAS CITY MO 64131	LANDING VENTURE ASSOCIATES	C/O BLOCK & COMPANY, INC. 605 W. 47TH STREET, SUITE 200 KANSAS CITY MO 64112
1260 FRANKLIN ML CIRCLE SPACE 837 PHILADELPHIA PA 19154-3129	FRANKLIN MILLS ASSOCIATES LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
4125 CLEVELAND AVE, SUITE 1240 FORT MYERS FL 33901-9059	EDISON MALL BUSINESS TRUST	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
1404 N PARHAM ROAD SPACE R129 RICHMOND VA 23229	TAUBMAN REGENCY SQUARE ASSOCIATES LLC	C/O THE TAUBMAN COMPANY ATTN: SUSAN EGGERT 200 EAST LONG LAKE ROAD BLOOMFIELD HILLS MI 48303
S 8001 ORANGE BLOSSOM TRL SPACE 1184A ORLANDO FL 32809	FLORIDA MALL ASSOCIATES, LTD	M.S. MANAGEMENT ASSOCIATES INC 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
7925 FM 1960 RD WEST SPACE 1242 HOUSTON TX 77070	WILLOWBROOK MALL (TX)LLC	ATTN: GENERAL COUNSEL 110 N. WACKER DRIVE CHICAGO IL 60606
12300 JEFFERSON AVENUE SPACE 608 NEWPORT NEWS VA 23602	PR PATRICK HENRY LLC	PREIT SERVICES, LLC 200 SOUTH BROAD ST.,3RD FLOOR ATTN: GENERAL COUNSEL PHILADELPHIA PA 19102
6700 DOUGLAS BLVD SPACE 1490 DOUGLASVILLE GA 30135	ARBOR PLACE II, LLC	6700 DOUGLAS BLVD DOUGLASVILLE GA 30135
2950 EAST TEXAS STREET SPACE 10 BOSSIER CITY LA 71111	PIERRE BOSSIER MALL	PIERRE BOSIER MALL, LP ATTN: LAW/LEASE ADMINISTRATION DEPARTMENT 110 NORTH WACKER DRIVE CHICAGO IL 60606
6301 NW LOOP 410, SUITE N6 SAN ANTONIO TX 78238	INGRAM PARK MALL, L.P.	M.S. MANAGEMENT ASSOCIATES INC. 225 WEST WASHINGTON INDIANAPOLIS IN 46204
1101 MELBOURNE RD, SUITE 4019 HURST TX 76053	PALM BEACH MALL LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46104
3000 GRAPEVINE MILLS PKWY, SUITE 406 GRAPEVINE TX 76051	GRAPEVINE MILLS L. P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
466 FULTON STREET BROOKLYN NY 11201	FULTON 2000 PARTNERS, L.P.	C/O BLDG MANAGEMENT CO., INC. 417 FIFTH AVE., 4TH FLOOR NEW YORK NY 10016
266-B YORKTOWN CENTER LOMBARD IL 60148	YORKTOWN HOLDINGS LLC	C/O LONG PEHRSON ASSOC., LLC 203 YORKTOWN LOMBARD IL 60148

STATE ROAD #3 KM 134.7 SPACE #44B GUAYAMA PR 00784	PLAZA GUAYAMA, S.E.	ADMINISTRATIVE OFFICE STATE ROAD #3 KM 134.7 GUYAMA PR 00784
230 SOUTHPARK CIRCLE SPACE 52 COLONIAL HEIGHTS VA 23834-2964	SOUTHPARK MALL, LLC	C/O CBL & ASSOCIATES PROPERTIES, INC./2030 HAMILTON PLACE BLVD. SUITE 500 CHATTANOOGA TN 37421
2655 RICHMOND AVE SPACE 1035 STATEN ISLAND NY 10314	ROUSE SI SHOPPING CENTER, LLC	GENERAL GROWTH COMPANY COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
691 RICHMOND ROAD SPACE D09 RICHMOND HEIGHTS OH 44143	RICHMOND TOWN SQUARE MALL LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON SREET INDIANAPOLIS IN 46204
8200 PERRY HALL BLVD SPACE 1090 NOTTINGHAM MD 21236	WHITE MARSH MALL	C/O WHITE MARSH MALL, LLC ATTN: LAW/LEASING ADMIN. DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
7433 NORTH KENDALL DRIVE MIAMI FL 33156-7702	SDG DADELAND ASSOCIATES, INC.	TRUSTEE C/O M.S MANAGEMENT ASSOCIATES, INC NATIONAL CITY CENTER – 115 W. WASHINGTON INDIANAPOLIS IN 46204
3554 HARRISBURG MALL HARRISBURG PA 17111-1209	TD BANK, NA.	RE: HARRISBURG MALL P.O. BOX 95000-3625 PHILADELPHIA PA 19195-0001
168 LEHIGH VALLEY MALL WHITEHALL PA 18052	MALL AT LEHIGH VALLEY LP	C/O KRAVCO COMPANY 234 GODDARD BOULEVARD P.O. BOX 135 KING OF PRUSSIA PA 19406
6198 GREENBELT RD UNIT 01B GREENBELT MD 20770	GB MALL LIMITED PARTNERSHIP	C/O QUANTUM MANAGEMENT COMPANY 4912 DEL RAY AVENUE BETHESDA MD 20814
1067 W BALTIMORE PIKE MEDIA PA19063	SM GRANITE RUN MALL LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
ONE MILLS CIRCLE SPACE 513 ONTARIO CA 91764-5211	ONTARIO MILLS LIMITED PARTNERSHIP	C/O MILLS SERVICES CORP. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
111 GREAT MALL DRIVE MILPITAS CA 95035	MILPITAS MILLS LIMITED PARTNERSHIP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
5000 ARIZONA MILLS CIRCLE SPACE 202 TEMPE AZ 85282	ARIZONA MILLS LLC	C/O MILLS SERVICES CORP. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
353 BRANDON TOWN CENTER BRANDON FL 33511	BRANDON SHOPPING CENTER PARTNERS, LTD	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BLVD, FLOOR 12 ATTN: LEASE ADMINISTRATION LOS ANGELES CA 90025
2401 S STEMMONS FREEWAY, SUITE 2134 LEWISVILLE TX 750672305	VISTA RIDGE JOINT VENTURE	C/O GENERAL GROWTH RPOPERTIES, INC. 110 N. WACKER DRIVE ATTN: LAW/LEASE ADMIN DEPT. CHICAGO IL 60606

2405 SOUTHLAKE MALL MORROW GA 30260-2334	SOUTHLAKE MALL, L.L.C.	C/O GENERAL GROWHT PROP., INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606
6170 WEST GRAND AVENUE SPACE 481 GURNEE IL 60031	MALL AT GURNEE MILLS, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
3320 SILAS CREEK PARKWAY, SUITE 4416 WINSTON SALEM NC 27103	JG WINSTON-SALEM, LLC	CBL & ASSOCIATES PROPERTIES, INC CBL CENTER 2030 HAMILTON PLACE BLVD., SUITE 500 CHATTANOOGA TN 37421-6000
1335 CUMBERLAND MALL ATLANTA GA 30339	CUMBERLAND MALL, LLC	C/O GGP 110 NORTH WACKER DRIVE ATTN:LAW/LEASE ADMIN CHICAGO IL 60606
9465 CORTANA PLACE BATON ROUGE LA 70815	CORTANA MALL LLC	C/O JANOFF & OLSHAN, INC. 655 MADISON AVENUE, SUITE 1206 NEW YORK NY 10022
9465 CORTANA PLACE BATON ROUGE LA 70815	CORTANA MALL LLC	C/O JANOFF & OLSHAN, INC. 654 MADISON AVENUE, SUITE 1205 NEW YORK NY 10021
2385 W CHELTENHAM AVE SPACE 186 PHILADELPHIA PA 19150	THOR CHELTENHAM MALL, LP	C/O THOR EQUITIES, LLC 25 WEST 39TH STREET, 11TH FLOOR NEW YORK NY 10018
153 LINCOLN MALL DRIVE SPACE 161 MATTESON IL 60443	REALTY AMERICA GROUP L.P.	LINCOLN MALL 5440 HARVEST HILL ROAD, SUITE 237 DALLAS TX 75230
15555 EAST 14TH STREET, SUITE 212 SAN LEANDRO CA 94578	MADISON BAY FAIR LLC	C/O MADISON MARQUETTE 2001 PENNSYLVANIA AVENUE N.W., SUITE 1000 WASHINGTON DC 20006
630 OLD COUNTRY RD SPACE 1158 GARDEN CITY NY 11530	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
630 OLD COUNTRY RD SPACE 1158 GARDEN CITY NY 11530	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
1801 PALM BEACH LAKE BLVD SPACE 150 WEST PALM BEACH FL 33401	PALM BEACH MALL LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46104
2701 DAVID MCLEOD BLVD SPACE 1420 FLORENCE SC 29501	PR MAGNOLIA LLC	C/O PREIT SERVICES, LLC 200 SOUTH BROAD STREET, SUITE 300 PHILADELPHIA PA 19102
390 MAIN STREET BUFFALO NY 14202	VIOLET REALTY, INC	2100 LIBERTY BUILDING 420 MAIN STREET BUFFALO NY 14202
6600 MENAUL BLVD NE SPACE K4 ALBUQUERQUE NM 87110	CORONADO CENTER L.L.C.	C/O GENERAL GROWTH 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
7000 ARUNDEL MILLS CIRCLE SPACE 316 HANOVER MD 21076-1291	ARUNDEL MILLS L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438

400 S BALDWIN AVENUE ARCADIA CA 91007	SANTA ANITA SHOPPINGTOWN LP	11601 WILSHIRE BLVD, 11TH FLOOR ATTN: LEGAL DEPARTMENT LOS ANGELES CA 90025
4601 S BROADWAY SPACE D7 TYLER TX 75703	SIMON PROPERTY GROUP (TEXAS), L.P.	C/O M.S. MANAGEMENT ASSOC, INC. NATIONAL CITY CENTER 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
8111 CONCORD MILLS BLVD, SUITE 519 CONCORD NC 28027	CONCORD MILLS MALL LIMITED PARTNERSHIP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
1365 N DUPONT HIGHWAY, SUITE 2016 DOVER DE 19901	DOVER MALL LIMITED PARTNERSHIP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
5100 NORTH 9TH AVE PENSACOLA FL 32504	SIMON PROPERTY GROUP, LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
1057 BROAD STREET SPACE 31 SUMTER SC 29150	SUMTER MALL, LLC	HULL STOREY RETAIL GROUP LLC 1190 INTERSTATE PARKWAY AUGUSTA GA 30909
1215 GARDEN STATE PLAZA PARAMUS NJ 07652-2405	WESTLAND GARDEN STATE PLAZA, LP	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BOULEVARD, 12TH FLOOR/ATTN:OPERATIONS MGR LOS ANGELES CA 90025
2801 CANDLER RD, SUITE 27 DECATUR GA 30034	THOR GALLERY AT SOUTH DEKALB LLC	C/O THOR EQUITIES, LLC 25 WEST 39TH STREET 11TH FLOOR NEW YORK NY 10018
3191 28TH ST SE SPACE B-107 GRAND RAPIDS MI 49512	PR WOODLAND LP	PREIT ASSOCIATES LP 200 SOUTH BROAD STREET PHILADELPHIA PA 19120
1188 FOX VALLEY CTR SPACE H2 AURORA IL 60504	FOX VALLEY MALL LLC	11601 WILSHIRE BOULEVARD, 11TH FLOOR LOS ANGELES CA 90025
330 WASHINGTON STREET BOSTON MA 02108	330 WASHINGTON STREET ASSOCIATES, LLC	C/O CLARENDON GROUP USA, INC 265 FRANKLIN STREET BOSTON MA 02110
495 UNION STREET BOX 200 WATERBURY CT 06706	BRASS MILL CENTER	GGP-BRASS MILL, INC. ATTN: LAW/LEASE ADMINISTRATION DEPT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
1125 SUNRISE MALL MASSAPEQUA NY 11758	SUNRISE MALL LLC	WESTFIELD, LLC 11601 WILSHIRE BOULEVARD, 11TH FLOOR LOS ANGELES CA 90025
250 GRANITE STREET BRAINTREE MA 02184	BRAINTREE PROPERTY ASSOCIATES LIMITED PARTNERSHIP	M.S. MANGEMENT ASSOCIATES, INC. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
178 PLAZA DRIVE WEST COVINA CA 91790	PLAZA WEST COVINA LP	WESTFIELD, LLC ATTN: LEGAL DEPARTMEMT 11601 WILSHIRE BLVD, 12TH FL. LOS ANGELES CA 90025
1024 LLOYD CENTER PORTLAND OR 97232-1266	LC PORTLAND, LLC	C/O GLIMCHER PROPERTIES LIMITED PARTNERSHIP ATTN: SENIOR VP/ CFO 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215

16302 JAMAICA AVENUE JAMAICA NY 11432-4912	C/O SOL GOLDMAN INVESTMENTS LL	640 FIFTH AVENUE, THIRD FLOOR NEW YORK NY 10019
4200 PORTSMOUTH BLVD SPACE 428 CHESAPEAKE VA 23321	CHESAPEAKE MALL, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
2020 E EIGHT MILE ROAD DETROIT MI 48234	BELMONT SHOPPING CENTER LLC	C/O PETZOLD ENTERPRISES 20630 HARPER AVENUE, SUITE 107 HARPER WOODS MI 48225
3500 MCCAIN ROAD SPACE M10-A LONGVIEW TX 756054418	SIMON PROPERTY GROUP(TEXAS)LP	225 W. WASHINGTON NATIONAL CITY CENTER INDIANAPOLIS IN 46204
6401 BLUEBONNET BLVD, SUITE 2174 BATON ROUGE LA 70836	MALL OF LOUISIANA	GGP-MALL OF LOUISIANA, LP 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMIN. CHICAGO IL 60606
3929 MCCAIN BLVD NORTH LITTLE ROCK AR 72116	MCCAIN MALL COMPANY, L.P.	C/O SIMON PROPERTY GROUP, INC 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
21100 DULLES TOWN CIRCLE, SUITE 272 DULLES VA 20166-2441	DULLES TOWN CENTER MALL LLC	C/O LERNER CORPORATION 2000 TOWER OAKS BLVD, 8TH FL ROCKVILLE MD 20852-4208
4502 SOUTH STEELE ST, SUITE 482B TACOMA WA 98409-7254	TACOMA MALL PARTNERSHIP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
2210 UNIVERSITY SQ MALL TAMPA FL 33612	SOMEROCK UNIVERSITY MALL OWNER, LLC	SOMERA CAPITAL MANAGEMENT LLC ATTN:CHARLIE CHRISTENSEN, CSM 115 WEST CANON PERDIDO STREET SANTA BARBARA CA 93111
11401 PINES BLVD SPACE 658 PEMBROKE PINES FL 33026	PEMBROKE LAKES MALL LTD	C/O GENERAL GROWTH PROPERTIES 110 NORTH WACKER DRIVE ATTN: KATHY FABRE CHICAGO IL 60606
1815 HAWTHORNE BLVD, SUITE 212 REDONDO BEACH CA 902783436	SOUTH BAY CENTER, LLC	C/O FOREST CITY MGMT., INC. COMMERCIAL DIV./TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1100 CLEVELAND OH 44113-2203
451 E ALTAMONTE DRIVE SPACE 1357 ALTAMONTE SPRINGS FL 32701	ALTAMONTE MALL	C/O ALTAMONTE MALL VENTURE ATTN: LAW/LEASE ADMINISTRATION 110 N. WACKER DRIVE CHICAGO IL 60606
1100 SOUTH HAYES STREET SPACE X09 ARLINGTON VA 22202	FASHION CENTRE ASSOCIATES, LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
1100 SOUTH HAYES STREET SPACE X09 ARLINGTON VA 22202	FASHION CENTRE ASSOCIATES, LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
20131 HIGHWAY 59 NORTH SPACE 1290 HUMBLE TX 77338	DEERBROOK MALL	C/O GENERAL GROWTH PROPERTIES INC 110 N. WACKER DRIVE ATTN: LAW/LEASE ADMINISTRATION DEPT. CHICAGO IL 60606

5901 UNIVERSITY DRIVE SPACE 78 HUNTSVILLE AL 35806	MADISON SQUARE ASSOCIATES LTD	C/O CBL & ASSOCIATES MGMT INC. 2030 HAMILTON PLACE BOULEVARD, SUITE 500 CHATTANOOGA TN 37421-6000
542 SMITHHAVEN MALL LAKE GROVE NY 11755	MALL AT SMITH HAVEN, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
10000 COORS BYPASS NW, SUITE A212 ALBUQUERQUE NM 871144058	SIMON PROPERTY GROUP, L.P.	M.S. MANAGEMENT ASSOCIATES INC. NATIONAL CITY CENTER 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
8000 WEST BROWARD BLVD SPACE 721 PLANTATION FL 33388	BROWARD MALL LLC	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD 11TH FLOOR ATTN: CORPORATE COUNSEL LOS ANGELES CA 90025
2140 MONTEBELLO TWN CT DR MONTEBELLO CA 90640	MONTEBELLO TOWN CENTER INVESTORS LLC	C/O UBS REALTY INVESTORS LLC 2134 TOWN CENTER DR MONTEBELLO CA 90640
5555 YOUNGSTOWN WARREN RD SUITE 322 NILES OH 44446-4833	THE MARION PLAZA, INC.	C/O THE CAFARO COMPANY 2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN OH 44504-0186
2700 MIAMISBURG/CENTERVLE SPACE 290 DAYTON OH 45459	DAYTON MALL VENTURE LLC	C/O GLIMCHER DAYTON MALL, INC. ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
11 SERRAMONTE CENTER DALY CITY CA 94015	DALY CITY SERRAMONTE CNTR, LLC	C/O JONES LANG LASALLE 3 SERRAMONTE BLVD DALY CITY CA 94015
11 SERRAMONTE CENTER DALY CITY CA 94015	DALY CITY SERRAMONTE CNTR, LLC	C/O JONES LANG LASALLE 3 SERRAMONTE BLVD DALY CITY CA 94015
325 W PIEDMONT DRIVE SPACE 115 DANVILLE VA 24540	PIEDMONT MALL	PIEDMONT MALL L.L.C. 110 N. WACKER DRIVE CHICAGO IL 60606
6716 SPRINGFIELD MALL SPRINGFIELD VA 22150	FRANCONIA TWO, L.P.	C/O VORNADO REALTY TRUST ATTN: EXECUTIVE VICE PRESIDENT-RETAIL DIVISION 210 ROUTE 4 EAST PARAMUS NJ 07652
9607 COLERIAN AVENUE SPACE A10 CINCINNATI OH 45251	FMP NORTHGATE LLC	BRANDYWINE R/E MANAGEMENT SERVICES CORP. ATTN: LEASING DEPT. 2 PONDS EDGE DRIVE CHADDS FORD PA 19317
112 EISENHOWER PKWY SPACE 1043 LIVINGSTON NJ 07039	LIVINGSTON MALL VENTURE	NATIONAL CITY CENTER 115 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
675 E SHAW AVE FRESNO CA 93710-7701	MACERICH FRESNO LP	C/O THE MACERICH COMPANY P.O. BOX 2173 402 WILSHIRE BLVD. – SUITE 700 SANTA MONICA CA 90408
4700 MILHAVEN ROAD SPACE 1150 MONROE LA 71203	PECANLAND MALL	GGP-PECANLAND, LP ATTN;LAW/LEASING ADMIN DEPT 110 NORTH WACKER DRIVE CHICAGO IL 60606

500 MALL ROAD PO BOX 4057, UNIT 750 BARBOURSVILLE WV 25504	HUNTINGTON MALL COMPANY	C/O THE CAFARO COMPANY 2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN OH 44504-0186
99 ROCKINGHAM PARK BLVD SPACE W-159 SALEM NH 03079	MALL AT ROCKINGHAM, LLC	C/O WELLSPARK GROUP ONE WELLS AVENUE NEWTON MA 02159
3393 PEACHTREE ROAD NE SPACE 2019 ATLANTA GA 30326	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 227 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3440
1910 WELLS ROAD SPACE B-04 ORANGE PARK FL 32073	SIMON PROPERTY GROUP LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
752 ALBERTA DRIVE AMHERST NY 14226	BOULEVARD MALL SPE LLC	TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1360 CLEVELAND OH 44113-2203
35000 W WARREN ROAD SPACE 419-420 WESTLAND MI 48185	B&B WESTLAND CENTER MALL LLC	GREGORY GREENFIELD & ASSOCIATES ATTN: PRESIDENT 124 JOHNSON FERRY ROAD, NE ATLANTA GA 30328
975 HOSTOS AVENUE, SUITE 145 MAYAGUEZ, PR 00680-1280	EMPRESAS PUERTORRIQUENAS DE	DESARROLLO, INC. 304 PONCE DE LEON AVENUE, SUITE 1100 HATO REY, PR 00918
1352 PALISADES CENTER DR WEST NYACK NY 10994	EKLECCO NEWCO, LLC	C/O PYRAMID MANAGEMENT GROUP INC. THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202-1078
432 ALMEDA MALL HOUSTON TX 77075	ALMEDA MALL, LP	ATTN: WILL DEANE 1177 WEST LOOP SOUTH. SUITE 1670 HOUSTON TX 77027
343 MEMORIAL CITY MALL HOUSTON TX 77024	MEMORIAL CITY MALL, LP	820 GESSNER, SUITE 1800 ATTN: LEGAL DEPARTMENT HOUSTON TX 77024
13331 PRESTON ROAD, SUITE 2242 DALLAS TX 75240-1136	MACERICH VALLEY VIEW LP	CENTER MANAGER 13331 PRESTON ROAD, SUITE 2040 DALLAS TX 75240
400 CALLE BETANCES, SUITE 220 CAGUAS, PR 00725-5207	VORNADO CAGUAS, L.P.	C/O VORNADO REALTY TRUST ATTN: EXECUTIVE VICE PRESIDENT-RETAIL 210 ROUTE 4 EAST PARAMUS NJ 07652
6722 TYRONE SQUARE, SUITE 278 ST. PETERSBURG FL 33710-3934	SIMON CAPITAL GP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON INDIANAPOLIS IN 46204
732 CANAL STREET NEW ORLEANS LA 70130-2310	COLEMAN E. ADLER II	722 CANAL STREET NEW ORLEANS LA 70130
3100 HWY 365 SPACE 154 PORT ARTHUR TX 77642	GG&A CENTRAL MALL PARTNERS, L.P.	ATTN: ASSET MANAGER – CENTRAL MALL – PORT ARTHUR 124 JOHNSON FERRY ROAD, NE ATLANTA GA 30328
1440 NORTHRIDGE MALL SALINAS CA 93906-2021	MACERICH BRISTOL ASSOC. &	NORTHRIDGE FASHION CENTER LLC ATTN: CENTER MANAGER 796 NORTHRIDGE MALL SALINAS CA 93906

3800 MERLE HAY ROAD, SUITE 306 DES MOINES IA 50310	MERLE HAY MALL	30 NORTH MICHIGAN AVE., SUITE 1008 CHICAGO IL 60606
9501 ARLINGTON EXP SPACE 91 JACKSONVILLE FL 32225	REGENCY SQUARE MALL	C/O R.S PROPERTIES, INC. 110 N. WACKER DR. CHICAGO IL 60606
1360 HURFFVILLE ROAD DEPTFORD NJ 08096	EASTERN GEAR CORP.	C/O ALBERT TRONT 311 EAST EDSALL BLVD. PALISADES PARK NJ 07650-2328
246 N NEW HOPE RD GASTONIA NC 280544745	WEA EASTRIDGE LP	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BOULEVARD, 12TH FL/ATTN: LEGAL DEPARTMENT LOS ANGELES CA 90025
151 CROSSROADS BLVD CARY NC 27518	CARY CROSSROADS (DE), LLC	C/O RONUS PROPERTIES, LLC 3290 NORTHSIDE PARKWAY, SUITE 250 ATLANTA GA 30327
3405 CANDLERS MT RD LYNCHBURG VA 24502	RIVER RIDGE MALL, LLC	C/O CBL &ASSOCIATES PROPERTIES, INC. 2030 HAMILTON PLACE BLVD, SUITE 500 CHATTANOOGA TN 37421
4802 VALLEYVIEW BLVD NW ROANOKE VA 24012	VALLEY VIEW MALL, LLC	VALLEY VIEW MALL CBL & ASSOC. PROPERTIES, INC. 2030 HAMILTON PLACE BLVD. SUITE 500 CHATTANOOGA TN 37421
2700 POTOMAC MILLS CIRCLE, SUITE 460/465 WOODBRIDGE VA 221924671	MALL AT POTOMAC MILLS LLC	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
2301 DAVE LYLE BLVD SPACE 162 ROCK HILL SC 29730	JTL ROCK HILL, L.L.C	RE: ROCK HILL GALLERIA C/O CYPRESS EQUITIES I, LP 15601 DALLAS PARKWAY,SUITE 400 ADDISON TX 75001
234 HARBISON BLVD COLUMBIA SC 29212	DDRTC COLUMBIANA STATION I LLC	DEVELOPERS DIVERSIFIED REALTY CORP. 3300 ENTERPRISE PARKWAY ATTN: EXECUTIVE VICE PRESIDENT BEACHWOOD OH 44122
161 MIRACLE MILE DRIVE ROCHESTER NY 14623-5864	THE MARKETPLACE	1265 SCOTTSVILLE ROAD ROCHESTER NY 14624
5901 UNIVERSITY DRIVE SPACE 59 HUNTSVILLE AL 35806	MADISON SQUARE ASSOCIATES LTD	C/O CBL & ASSOCIATES MGMT INC. 2030 HAMILTON PLACE BOULEVARD SUITE 500 CHATTANOOGA TN 37421-6000
701 LYNNHAVEN MALL SPACE F03 VIRGINIA BEACH VA 234527299	LYNNHAVEN MALL L.L.C.	C/O GENERAL GROWTH LYNNHAVEN MALL 110 NORTH WACKER DRIVE CHICAGO IL 60606
5127 INDIAN HEAD HWY OXON HILL MD 20745-2014	EASTOVER PLAZA IMPROVEMENTS LLC	DLC MGMT CORP 580 WHITE PLAINS ROAD TARRYTOWN NY 10591
11110 MALL CIRCLE WALDORF MD 20603	CHARLES MALL COMPANY LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
50 PROVIDENCE PLACE PROVIDENCE RI 02903	ROUSE PROVIDENCE LLC	PROVIDENCE PLACE LAW/LEASE ADMINISTRATION DEPT. 110 N. WACKER DR. CHICAGO IL 60606

1251 US 31 NORTH SPACE GREENWOOD IN 46142	SIMON PROPERTY GROUP LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
2115 86TH STREET BROOKLYN NY 11214-3205	BENZ BREEAAD LLC	C/O JAMES AUG 1619 3RD AVENUE, SUITE 4A NEW YORK NY 10182
7611 WEST THOMAS ROAD PO BOX 48011 PHOENIX AZ 85033-5433	DESERT SKY MALL AND JCP REALTY TIC, LLC	CENTER MANAGER PO BOX 48008 7611 WEST THOMAS ROAD PHOENIX AZ 85028
4125 CLEVELAND AVE, SUITE 15 FORT MYERS FL 33901	EDISON MALL BUSINESS TRUST	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
800 N GREEN RIVER RD EVANSVILLE IN 47715	SM EASTLAND MALL LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
124 PITTSBURGH MILLS CIRC TARENTUM PA 15084	PITTSBURGH MILLS LIMITED PARTNERSHIP	DBA THE GALLERIA @ PITTSBURGH MILLS C/O ZAMIAS SVCS ATTN: SAMUEL ZAMIAS 300 MARKET STREET JOHNSTOWN PA 15901
2000 S EXPRESSWAY 83, SUITE B15 HARLINGEN TX 78552	MALL AT VALLE VISTA, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
400 S BALDWIN AVE SPACE A-7 ARCADIA CA 91007	SANTA ANITA SHOPPINGTOWN LP	11601 WILSHIRE BLVD, 11TH FLOOR ATTN: LEGAL DEPARTMENT LOS ANGELES CA 90025
3680 S MARYLAND PKWY, SUITE 126 LAS VEGAS NV 89169	BOULEVARD ASSOCIATES	C/O BOULEVARD MALL 110 NORTH WACKER DRIVE CHICAGO IL 60606
1701 SUNRISE HIGHWAY BAYSHORE NY 11706	WESTLAND SOUTH SHORE MALL, L.P.	C/O WESTFIELD, LLC 11601 WILSHIRE BOULEVARD, 11TH FLOOR LOS ANGELES CA 90025
450 GREECE RIDGE CTR DR ROCHESTER NY 14626-2821	GREECE RIDGE LLC	C/O WILMORITE MANAGEMENT GROUP, LLC 1265 SCOTTSVILLE ROAD ROCHESTER NY 14624
2385 CHELTENHAM AVE SPACE 170 PHILADELPHIA PA 19150	THOR CHELTENHAM MALL, LP	C/O THOR EQUITIES, LLC 25 WEST 39TH STREET, 11TH FLOOR NEW YORK NY 10018
2385 CHELTENHAM AVE SPACE 170 PHILADELPHIA PA 19150	THOR CHELTENHAM MALL, LP	C/O THOR EQUITIES, LLC 25 WEST 39TH STREET, 11TH FLOOR NEW YORK NY 10018
7900 NW 27TH AVENUE SPACE B-8 MIAMI FL 33147	7900 N.W. AVENUE, LLC	C/O CB RICHARD ELLIS, INC. 149 W. PLAZA, SUITE 234 MIAMI FL 33147
651 KAPKOWSKI ROAD SPACE 1420 ELIZABETH NJ 07201	JG ELIZABETH, LLC	C/O GLIMCHER PROPERTIES LIMITED PARTNERSHIP ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
96 RIVER OAKS CENTER SPACE A05 CALUMET CITY IL 60409	FOX VALLEY/RIVER OAKS PARTNERSHIP	M.S. MANAGMETN ASSOC. INC. 115 WEST WASHINGTON STREET INDIANAPOLIS IN 46204

27001 US HWY 19 NORTH, SUITE 1005 CLEARWATER FL 337613406	BELLWETHER PROPERTIES OF FLORIDA ( LIMITED)	WESTFIELD CORPORATION INC. 11601 WILSHIRE BOULEVARD, 12TH FLOOR LOS ANGELES CA 90025
274 EAST FORDHAM ROAD BRONX NY 10458-5028	272 EAST FORDHAM ROAD LLC	C/O WHARTON REALTY 500 FIFTH AVENUE, 54TH FLOOR NEW YORK NY 10110
21500 NORTHWESTERN HWY, SUITE 731 SOUTHFIELD MI 48075-5019	GP-NORTHLAND CENTER, LLC	C/O JAGER MANAGEMENT, INC. 610 OLD YORK ROAD JENKINTOWN PA 19046
21500 NORTHWESTERN HWY, SUITE 731 SOUTHFIELD MI 48075-5019	GP-NORTHLAND CENTER, LLC	C/O JAGER MANAGEMENT, INC. 610 OLD YORK ROAD JENKINTOWN PA 19046
18000 VERNIER RD SPACE 704 HARPER WOODS MI 48225-1046	NEW EASTLAND MALL DEVELOPER, LLC	AAC MANAGEMENT CORP. 433 FIFTH AVENUE, 4TH FLOOR NEW YORK NY 10016
1071 CHARLESTON TOWN CTR CHARLESTON WV 25389-0004	CHARLESTON TOWN CENTER SPE, LLC	A WEST VIRGINIA LIMITED PARTNERSHIP TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1360 CLEVELAND OH 44113-2267
1282 FRANKLIN ML CIRCLE SPACE 825 PHILADELPHIA PA 191543129	FRANKLIN MILLS ASSOCIATES LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
3800 US 98 NORTH HWY ROOM 152 LAKELAND FL 33809	GGP-LAKELAND, INC.	C/O GENERAL GROWTH MGMT, INC. -ATTN: GENERAL COUNSEL 110 NORTH WACKER DRIVE CHICAGO IL 60606
7580 CRESTWOOD BLVD, SUITE 122 BIRMINGHAM AL 35210	CENTURY PLAZA LLC	C/O GENERAL GROWTH PROPERTIES, INC 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMINISTRATION CHICAGO IL 60606
1101 MELBOURNE RD SPACE J-09 HURST TX 76053	SIMON PROPERTY GROUP(TEXAS)LP	225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
2100 HAMILTON PLACE BLVD CHATTANOOGA TN 37421	HAMILTON PLACE MALL GENERAL PARTNERSHIP	2030 HAMILTON PLACE BLVD SUITE 500 CHATTANOOGA TN 37421-6000
2500 N MAYFAIR RD SPACE 500 WAUWATOSA WI 53226	MAYFAIR MALL	C/O MAYFAIR PROPERTY INC. 110 NORTH WACKER ATTN: LAW/LEASE ADMIN. DEPT. CHICAGO IL 60606
DE DIEGO EXP & COMERIO AVE BAYAMON PR 00961	DDR RIO HONDO LLC, SE	DEVELOPERS DIVERSIFIED REALTY CORPORATION ATTN: EXECUTIVE VICE PRESIDENT LEASING 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
2000-143 RIVERCHASE GLRIA BIRMINGHAM AL 35244	HOOVER MALL LIMITED, LLC	C/O GENERAL GROWTH MGMT INC. 110 NORTH WACKER DRIVE ATTN: LAW/LEASE ADMIN DEPT. CHICAGO IL 60606
15555 EAST 14TH STREET, SUITE 331 SAN LEANDRO CA 94578	MADISON BAY FAIR LLC	C/O MADISON MARQUETTE 2001 PENNSYLVANIA AVENUE N.W., SUITE 1000 WASHINGTON DC 20006
3131 NORTH MAIN STREET SPACE N12A ANDERSON SC 29621	SPG ANDERSON MALL LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANOPOLIS IN 46204

655 W ILLINOIS AVE, SUITE 1070 DALLAS TX 75224	CA NEW PLAN FIXED RATE PARTNERSHIP, L.P.	420 LEXINGTON AVENUE SEVENTH FLOOR NEW YORK NY 10170
8111 CONCORD MILLS BLVD, SUITE 714 CONCORD NC 28027	CONCORD MILLS MALL LIMITED PARTNERSHIP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
13331 PRESTON ROAD, SUITE 2214 DALLAS TX 75240	MACERICH VALLEY VIEW LP	CENTER MANAGER 13331 PRESTON ROAD. SUITE 2040 DALLAS TX 75240
10000 COORS BYPASS NW, SUITE E207 ALBUQUERQUE NM 87114	SIMON PROPERTY GROUP, L.P.	M.S. MANAGEMENT ASSOCIATES INC. NATIONAL CITY CENTER 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
725 EAGLE RIDGE DRIVE LAKE WALES FL 33853	EAGLE RIDGE MALL, L.P.	C/O GENERAL GROWTH MGMT, INC. 100 NORTH WACKER DRIVE ATTN: LEASE ADMINISTRATION CHICAGO IL 60606
1321 N COLUMBIA CTR BLVD, SUITE 612 KENNEWICK WA 99336	COLUMBIA MALL PARTNERSHIP	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
3041 PROSPECT AVENUE KANSAS CITY MO 64127	COMMUNITY DEVELOPMENT CORPORATION OF KANSAS CITY	ATTN: SR. V.P. NATIONAL TENANT LEASING 2420 EAST LINWOOD BOULEVARD, SUITE 400 KANSAS CITY MO 64109
2070 SAM RITTENBERG BLVD, SUITE E740 CHARLESTON SC 29407-4655	CITADEL MALL CMBS LLC	CBL & ASSOCIATES MANAGEMENT, INC. 2030 HAMILTON PLACE BLVD. SUITE 500 ATTN: CHIEF FINANCIAL OFFICER CHATTANOOGA TN 37421-6000

FOOT LOCKER STORES, INC.

STREET ADDRESS OF LEASED PROPERTY	LESSOR	LESSOR’S CONTACT INFORMATION
10300 MILL RUN CIRCLE SPACE 707 OWINGS MILLS MD 21117	OWINGS MILLS LIMITED PARTNERSHIP GENERAL GROWTH PROPERTIES, INC.	ATTN: LAW/LEASING ADMINISTRATION 10275 LITTLE PATUXENT PARKWAY COLUMBIA, MD 21044
7900 RITCHIE HWY SPACE B-213 GLEN BURNIE MD 21061	TKL-EAST, LLC	C/O SIMON PROPERTY GROUP, INC. 225 WEST WASHINGTON STREET INDIANAPOLIS, IN 46204
10300 LITTLE PATUXENT PKY SPACE 1438 COLUMBIA, MD 21044	THE MALL IN COLUMBIA	C/O THE MALL IN COLUMBIA BUSINESS TRUST ATTN: LAW/LEASE ADMINISTRATION DEPT. 110 N. WACKER DRIVE CHICAGO, IL 60606
434 CHRISTIANA MALL NEWARK, DE 19702	CHRISTIANA MALL	CHRISTIANA MALL, LLC LAW/LEASE ADMINISTRATION DEPT. 110 NORTH WACKER DRIVE CHICAGO, IL 60606
434 CHRISTIANA MALL NEWARK, DE 19702	CHRISTIANA MALL	CHRISTIANA MALL, LLC LAW/LEASE ADMINISTRATION DEPT. 110 NORTH WACKER DRIVE CHICAGO, IL 60606
2300 N SALISBURY BLVD BOX C101 SALISBURY, MD 21801	MACERICH SALISBURY GL, LLC	PO BOX 2172 401 WILSHIRE BLVD. STE 700 SANTA MONICA, CA 90407
825 DULANEY VALLEY ROAD SUITE 4100 TOWSON MD 21204	TOWSON TC LLC	GENERAL GROWTH PROPERTIES, INC. COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA, MD 21044

3385 RALEIGH SPRINGS MALL MEMPHIS, TN 38128-3804	RALEIGH SPRINGS LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON ST INDIANAPOLIS, IN 46204
3500 E WEST HWY HYATTSVILLE, MD 20782	PREIT SERVICES, LLC	ATTN: GENERAL COUNSEL 200 SOUTH BROAD STREET 3RD FLOOR PHILADELPHIA PA 19102
901 MARKET STREET SPACE 1280 PHILADELPHIA, PA 19107	PR GALLERY I LIMITED	PARTNERSHIP C/O PREIT 200 SOUTH BROAD STREET, 3RD FL PHILADELPHIA PA 19102
7900 RITCHIE HWY SPACE B115 GLEN BURNIE, MD 21061	TKL-EAST LLC	C/O SIMON PROPERTY GROUP, INC. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
7755 EASTPOINT MALL BALTIMORE, MD 21224-2118	THOR EASTPOINT MALL LLC	C/O THOR EQUITIES LLC 25 WEST 39TH STREET 11TH FLOOR NEW YORK NY 10018
275 W WISCONSIN AVE SPACE 1060 MILWAUKEE, WI 53203	GRAND AVENUE CITY MALL LLC	ASHKENAZY ACQUSITION CORP 433 FIFTH AVENUE SUITE 200 NEW YORK NY 10016
1275 SOUTHLAND MALL MEMPHIS TN 38116	SOUTHLAND MALL SHOPPING CENTER LLC	1215 SOUTHLAND MALL MEMPHIS TN 38116
1700 W INTERNATIONAL SPWY SPACE 212 DAYTONA BEACH FL 32114-1331	VOLUSIA MALL, L.L.C.	CBL & ASSOCIATES MANAGEMENT, INC. CBL CENTER, SUITE 500 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421
4400C NORTH FREEWAY SUITE 100 HOUSTON TX 77022-3645	NORTHLINE MALL LIMITED PARTNERSHIP	C/O BERENSON ASSOCIATES, INC ONE EXETER PLAZA BOSTON MA 02116
9301 TAMPA AVENUE SPACE 81 NORTHRIDGE CA 91324	NORTHRIDGE FASHION CENTER	U.K.-AMERICAN PROPERTIES, INC. 110 N. WACKER DRIVE ATTN: LAW/LEASE ADMIN DEPT CHICAGO IL 60606
7804 ABERCORN STREET PO BOX 53, SPACE 82A SAVANNAH GA 31406	GGP IVANHOE II, INC.	C/O GENERAL GROWTH PROPERTIES 110 NORTH WACKER DRIVE CHICAGO IL 60606
3532 VILLAGE COURT GARY IN 46408	GATEWAY ARTHUR, INC.	C/O EMMES ASSET MANAGEMENT CO., LLC 420 LEXINGTON AVENUE, SUITE 900 NEW YORK NY 10170
3662 W CAMP WISDOM ROAD SPACE 1049 DALLAS TX 75237	3662. W CAMP WISDOM LLC	C/O THE WOODMONT COMPANY 2100 W. 7TH STREET FORT WORTH TX 70107
880 N MILITARY HWY SPACE 1036 NORFOLK VA 23502	THOR GALLERY AT MILITARY CIRCLE, LLC	THOR EQUITIES, LLC ATTN: LINO SOLIS 25 WEST 39TH STREET 11TH FLOOR NEW YORK NY 10018
1100 N WESLEYAN BLVD SPACE 5040 ROCKY MOUNT NC 27804	HENDON GOLDEN EAST LLC	C/O HENDON PROPERTIES 3445 PEACHTREE ROAD NE, SUITE 465 ATLANTA GA 30326

2800 NORTH ELM STREET LUMBERTON NC 28358	BIGGS PARK, INC.	3550 ELIZABETHTOWN ROAD LUMBERTON NC 28358
3381 RALEIGH SPRINGS MALL MEMPHIS TN 38128	RALEIGH SPRINGS LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
3535 N PATERSON AVE WINSTON SALEM NC 27105	NORTHSIDE PARTNERSHIP	C/O DEVELOPMENT MGMT. INC. 1701 EAST 3RD STREET CHARLOTTE NC 28204
202-204 MAIN STREET PATERSON NJ 07505	206-208 MAIN ST. ASSOCIATES	C/O 66/33 MANAGEMENT GROUP 1412 BROADWAY, 3RD FLOOR NEW YORK NY 10018
1200 BALTIMORE PIKE SPACE 30U SPRINGFIELD PA 19064	PR SPRINGFIELD/DELCO LP & KS SPRINGFIELD LP	PR/SPRINGFIELD/DELCO LP SPRINGFIELD MALL 1250 BALTIMORE PIKE SPRINGFIELD PA 19064
2021 N HIGHLAND AVE SPACE B-7 JACKSON TN 38305	OLD HICKORY MALL VENTURE II, LLC	C/O CBL & ASSOCIATES MANAGEMENT, INC SUITE 500-CBL CENTER 2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421
10300 LITTLE PATUXENT PKY COLUMBIA MD 21044	THE MALL IN COLUMBIA	C/O THE MALL IN COLUMBIA BUSINESS TRUST ATTN: LAW/LEASE ADMINISTRATION DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
426 ALMEDA MALL HOUSTON TX 77075	ALMEDA MALL, LP	ATTN: WILL DEANE 1177 WEST LOOP SOUTH, SUITE 1670 HOUSTON TX 77027
701 RUSSELL AVE SPACE D 235 GAITHERSBURG MD 20877	LAKEFOREST ASSOCIATES, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
732 SHARPSTOWN CENTER HOUSTON TX 77036-5045	RAIT SHARPSTOWN LLC	7500 BELLAIRE BLVD., SUITE 201 HOUSTON TX 77036
5500 BUCKEYSTOWN PIKE SPACE 644 FREDERICK MD 21703	PR FINANCING LIMITED PARTNERSHIP	C/O PREIT SERVICES, LLC 200 SOUTH BROAD ST., 3RD FLOOR PHILADELPHIA PA 1910
3448 RALEIGH SPRINGS MALL MEMPHIS TN 38128	RALEIGH SPRINGS LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
1230 MORRIS AVENUE UNION NJ 07083	REGAL INVESTOR REAL ESTATE	ASSOCIATES, L.P. 149 S BARRINGTON COURT PMB 334 LOS ANGELES CA 90049-2930
1058 W CLUB BLVD SPACE 492 DURHAM NC 27701	NORTHGATE ASSOCIATES LLLP	P.O. BOX 2476 DURHAM NC 27715-2476
9255 CORTANA PLACE SPACE 13 BATON ROUGE LA 70815	CORTANA MALL LLC	C/O JANOFF & OLSHAN, INC. 654 MADISON AVENUE. SUITE 1205 NEW YORK NY 10021
6000 GREENBELT ROAD UNIT 69 GREENBELT MD 20770	GB MALL LIMITED PARTNERSHIP	C/O QUANTUM MANAGEMENT COMPANY 4912 DEL RAY AVENUE BETHESDA MD 20814

1391 EAST HIGHLAND AVE, SUITE 107 SELMA AL 36703	SELMA COMMUNITY BUILDERS INC	C/O ARONOV REALTY MANAGEMENT 3500 EASTERN BLVD MONTGOMERY AL 36123
17301 VALLEY MALL ROAD SPACE 590 HAGERSTOWN MD 21740	PR VALLEY LIMITED PARTNERSHIP	C/O PREIT SERVICES, LLC 200 SOUTH BROAD STREET, 3RD FLOOR PHILADELPHIA PA 19102
400 N CENTER ST WESTMINSTER MD 21157	CRANBERRY MALL PROPERTIES LLC	C/O TOWNMALL OF WESTMINISTER 400 NORTH CENTER STREET WESTMINISTER MD 21157
921 HAMILTON STREET SOMERSET NJ 08873	JAGDISH REALTY, INC.	20 SILVER HOLLOW NORTH BRUNSWICK NJ 08902
1750 DEPTFORD CTR RD SPACE 2120 DEPTFORD NJ 08096	MACERICH DEPTFORD, LLC	DEPTFORD MALL 1750 DEPTFORD CENTER ROAD DEPTFORD NJ 08096
410 FOUR SEASONS TOWN CTR, SUITE 335 GREENSBORO NC 274074743	FOUR SEASONS TOWN CENTER	GGP-FOUR SEASONS LLC 110 NORTH WACKER DRIVE ATTN:LAW/LEASE ADMINISTRATION CHICAGO IL 60606
410 FOUR SEASONS TOWN CTR, SUITE 335 GREENSBORO NC 27407-4743	FOUR SEASONS TOWN CENTER	GGP-FOUR SEASONS LLC 110 NORTH WACKER DRIVE ATTN:LAW/LEASE ADMINISTRATION CHICAGO IL 60606
200 E PRATT STREET SPACE 4035 BALTIMORE MD 21202	THE GALLERY AT HARBORPLACE	C/O BALTIMORE CENTER ASSOCIATES, LP ATTN: LAW/LEASE ADMINISTRATION DEPT 110 N. WACKER DRIVE CHICAGO IL 60606
701 ROUTE 440 SPACE 25 JERSEY CITY NJ 07304	HUDSON ASSOCIATES L.P.	PREIT-RUBIN, INC., AGENT 200 SOUTH BROAD STREET, 3RD FLOOR PHILADELPHIA PA 19102
800 S JAMES CAMPBELL BLVD SPACE 15 COLUMBIA TN 38401	H/S COLUMBIA, LLC	C/O HULL STOREY RETAIL GROUP 1190 INTERSTATE PARKWAY AUGUSTA GA 30917-4227
400 COMMONS WAY SPACE 2285 BRIDGEWATER NJ 08807	BRIDGEWATER COMMONS MALL II LLC	GENERAL GROWTH PROPERTIES ATT: LAW/LEASING AND OPERATIONS 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
5131 INDIAN HEAD HWY OXON HILL MD 20745	EASTOVER PLAZA IMPROVEMENTS LLC	DLC MGMT CORP 580 WHITE PLAINS ROAD TARRYTOWN NY 10591
322 5TH AVENUE PITTSBURGH PA 15222	WARNER CENTER LIMITED PARTNERS	JJ OPERATING COMPANY 112 WEST 34TH STREET, STE 2106 NEW YORK NY 10120
743 CHRISTIANA MALL NEWARK DE 19702	CHRISTIANA MALL	CHRISTIANA MALL, LLC LAW/LEASE ADMINISTRATION DEPT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
743 CHRISTIANA MALL NEWARK DE 19702	CHRISTIANA MALL	CHRISTIANA MALL, LLC LAW/LEASE ADMINISTRATION DEPT. 112 NORTH WACKER DRIVE CHICAGO IL 60606

184 EXTON SQUARE PARKWAY EXTON PA 19341	EXTON SQUARE PROPERTY LLC	C/O PREIT 200 SOUTH BROAD STREET, 3RD FL ATTN:BRUCE GOLDMAN, ESQUIRE- GENERAL COUNSEL PHILADELPHIA PA 19102
6711 RITCHIE HIGHWAY SPACE 421 GLEN BURNIE MD 21061	PVI GLEN BURNIE L.P.	C/O PETRIE VENTURES, LLC. 170 JENNIFER ROAD, SUITE 300 ANNAPOLIS MD 21401
1305 E BROAD AVE STE 3 ROCKINGHAM NC 28379-4445	TRI-CITY, INC.	1800 ROCKINGHAM ROAD, SUITE 36 ROCKINGHAM NC 28379
820 HARDEE RD STE J4 KINSTON NC 28504-3444	VERNON PARK MALL HOLDING CORP.	834 HARDEE ROAD, SUITE 814 KINSTON NC 28504
21995 THREE NOTCH ROAD N LEXINGTON PARK MD 20653	SANFORD SANDELMAN AS TRUSTEE	OF MUSUE TRUST / C/O KIN PROPERTIES INC / SUITE 100 185 N.W. SPANISH RIVER BLVD. BOCA RATON FL 33431-4230
4325 GLENWOOD AVE RALEIGH NC 27612	CVM HOLDINGS, LLC	MANAGEMENT OFFICE 4325 GLENWOOD AVENUE RALEIGH NC 27612
921 WASHINGTON SQUARE ML WASHINGTON NC 27889	PEARL BRITTAIN, INC.	1422 BURTONWOOD DRIVE ATTN:PROPERTY MANAGER; SUITE 200 GASTONIA NC 28054-4009
5635 CENTRAL AVENUE CHARLOTTE NC 28212	CHARLOTTE EASTLAND MALL, LLC	C/O GLIMCHER EASTLAND, INC. ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
5635 CENTRAL AVENUE CHARLOTTE NC 28212	CHARLOTTE EASTLAND MALL, LLC	C/O GLIMCHER EASTLAND, INC. ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
1 WEST CORRY STREET CINCINNATI OH 45219	ANCHOR CORPORATE DEVELOPMENTS, LLC	C/O ANCHOR PROPERTIES, INC. ATTN: ANNE O’HARA 128 E. 2ND STREET COVINGTON KY 41011
714 E GREENVILLE BLVD SPACE H2/H3 GREENVILLE NC 27858	COLONIAL REALTY LP	C/O COLONIAL PROPERTIES SERV. LIMITED PARTNERSHIP P.O BOX 11687 BIRMINGHAM AL 35202-1687
11025 CAROLINA PLACE PKWY SUITE D-36 PINEVILLE NC 28134	CAROLINA PLACE L.L.C.	C/O CAROLINA PLACE 110 N. WACKER DRIVE CHICAGO IL 60606
2300 N SALISBURY BLVD SPACE H119 SALISBURY MD 21801	MACERICH SALISBURY GL, LLC	PO BOX 2172 401 WILSHIRE BLVD. STE 700 SANTA MONICA CA 90407
1640-42 PENNSYLVANIA AVE BALTIMORE MD 21217	LEON AND BEVERLY ALBIN	6512 EVENDALE ROAD BALTIMORE MD 21209-2721
1566 HAVENWOOD RD BALTIMORE MD 21218	NORTHWOOD PARTNERSHIP	P.O. BOX 32429 BALTIMORE MD 21282
1159 UNIVERSITY BLVD E TAKOMA PARK MD 20912-7444	SAUL SUBSIDIARY I LP	C/O WINDHAM MANAGEMENT CO. 8401 CONNECTICUT AVENUE CHEVY CHASE MD 20815
2236 E MONUMENT STREET BALTIMORE MD 21205	MILLER FAMILY L.P.	C/O KLNB MANAGEMENT LLC 1430 A-JOH AVENUE BALTIMORE MD 21227

3943 ERDMAN AVENUE BALTIMORE MD 21213	GOLDMAN & KLEIN L.P.	1829 REISTERSTOWN ROAD, SUITE 440 P.O. BOX 32591 BALTIMORE MD 21282-2591
169 MARKET STREET NEWARK NJ 07102	787 BROAD, LLC	C/O JENEL MANAGEMENT CORP. 275 MADISON AVENUE, SUITE 702 NEW YORK NY 10016
339 WEST NORTH AVENUE MILWAUKEE WI 53212	BEZELEE MARTIN	11433 N. CANTERBURY LN. MEQUON WI 53092
952 SUMMIT AVENUE GREENSBORO NC 27405	SUMMIT SHOPPING CENTER	COMPANY, LLC C/O BURGESS MANAGEMENT CO. 503 M GREENE STREET GREENSBORO NC 27401
7000 ARUNDEL MILLS CIRCLE SPACE 544 HANOVER MD 21076	ARUNDEL MILLS L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
3801 BRANCH AVE, SUITE F HILLCREST HEIGHTS MD 0748	IVERSON MALL LIMITED PARTNERSH IP	3737 BRACH AVENUE, STE 203 HILLCREST HEIGHTS MD 20748
31 EAST STATE STREET TRENTON NJ 08608-1214	31-33 E. STATE STREET LLC	548 CENTRAL AVENUE EAST ORANGE NJ 07018
121 CHRISTIANA MALL NEWARK DE 19702	CHRISTIANA MALL	CHRISTIANA MALL, LLC LAW/LEASE ADMINISTRATION DEPT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
400 COMMONS WAY, SUITE 3435 BRIDGEWATER NJ 08807	BRIDGEWATER COMMONS MALL II LLC	GENERAL GROWTH PROPERTIES ATT: LAW/LEASING AND OPERATIONS 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
400 COMMONS WAY, SUITE 3435 BRIDGEWATER NJ 08807	BRIDGEWATER COMMONS MALL II LLC	GENERAL GROWTH PROPERTIES ATT: LAW/LEASING AND OPERATIONS 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
7000 ARUNDEL MILLS CIRCLE SPACE 332 HANOVER MD 21076-1288	ARUNDEL MILLS L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
410 FOUR SEASONS TOWN CTR, SUITE 109 GREENSBORO NC 27407-4743	FOUR SEASONS TOWN CENTER	GGP-FOUR SEASONS LLC 110 NORTH WACKER DRIVE ATTN:LAW/LEASE ADMINISTRATION CHICAGO IL 60606
1000 RIVERGATE PARKWAY, SUITE 1615 GOODLETTSVILLE TN 37072	RIVERGATE MALL LIMITED PARTNERSHIP	CBL & ASSOCIATES PROPERTIES CBL CENTER 2030 HAMILTON PLACE BLVD. SUITE 500 CHATTANOOGA TN 37421-6000
2801 WILMA RUDOLPH BLVD SPACE 335 CLARKSVILLE TN 37040	GOVERNOR’S SQUARE COMPANY	C/O THE CAFARO COMPANY 2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN OH 44504-0186
4403 BLACK HORSE PIKE, SUITE 254 MAYS LANDING NJ 08330	HAMILTON MALL, LLC	C/O KRAVCO COMPANY 234 MALL BOULEVARD KING OF PRUSSIA PA 19406
11700 PRINCETON PIKE SPACE A1A CINCINNATI OH 45246	TRI COUNTY MALL, LLC	C/O DEVELOPERS DIVERSIFIED REALTY CORPORATION ATTN: DIRECTOR OF MALL MANAGEMENT 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122

11700 PRINCETON PIKE SPACE A1A CINCINNATI OH 45246	TRI COUNTY MALL, LLC	C/O DEVELOPERS DIVERSIFIED REALTY CORPORATION ATTN: DIRECTOR OF MALL MANAGEMENT 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
11110 MALL CIRCLE PO BOX 6165 WALDORF MD 20603	CHARLES MALL COMPANY LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
4325 GLENWOOD AVE SPACE 1024 RALEIGH NC 27612	CVM HOLDINGS, LLC	MANAGEMENT OFFICE 4325 GLENWOOD AVENUE RALEIGH NC 27612
1400 WILLOWBROOK BLVD SPACE 1295 WAYNE NJ 07470	WILLOWBROOK	WILLOWBROOK MALL, LLC ATTN: LAW/LEASE ADMIN. DEPT. 110 N.WACKER DRIVE CHICAGO IL 60606
312 CROSS CREEK MALL SPACE TA16 FAYETTEVILLE NC 28303	CROSS CREEK MALL, LLC	C/O CBL &ASSOCIATES PROPERTIES INC/2030 HAMILTON PLACE BLVD., SUITE 500 CHATTANOOGA TN 37421
2300 N SALISBURY BLVD SPACE D103 SALISBURY MD 21801	MACERICH SALISBURY GL, LLC	PO BOX 2172 401 WILSHIRE BLVD. STE 700 SANTA MONICA CA 90407
825 DULANEY VALLEY ROAD SPACE 1135 TOWSON MD 21204	TOWSON TC LLC	GENERAL GROWTH PROPERTIES, INC. COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
2000 ROUTE 38 UNIT 927 CHERRY HILL NJ 08002	CHERRY HILL CENTER LLC	PREIT SERVICES LLC 200 SOUTH BROAD STREET, 3RD FLOOR PHILADELPHIA PA 19102
3849 DELSEA DR STE F16 VINELAND NJ 08360-7425	C/O PREIT SERVICES, LLC	ATTN: GENERAL COUNSEL THE BELLEVUE - 3RD FLOOR 200 SOUTH BROAD STREET PHILADELPHIA PA 19102
1201 HOOPER AVE SPACE 1088 TOMS RIVER NJ 08753	SIMON PROPERTY GROUP, INC.	225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
2300 E LINCOLN HWY LANGHORNE PA 19047	LINCOLN PLAZA ASSOCIATES	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
701 ROUTE 440 SPACE 19 JERSEY CITY NJ 07304	HUDSON ASSOCIATES L.P.	PREIT-RUBIN, INC., AGENT 200 SOUTH BROAD STREET, 3RD FLOOR PHILADELPHIA PA 19102
755 ROUTE 18 STE 237 EAST BRUNSWICK NJ 08816-4917	RUES PROPERTIES INC.	B.S. SHOPPING CENTER CORP. C/O EDWARD J. DEBARTOLO 7620 MARKET STREET YOUNGSTOWN OH 44513
180 STATE ROUTE 35, STE 1014 EATONTOWN NJ 077242025	EATONTOWN MONMOUTH MALL LLC	C/O VORNADO REALTY L.P. 210 ROUTE 4 EAST ATTN: JOSEPH MACNOW PARAMUS NJ 07652
250 WOODBRIDGE CENTER DR SPACE 388 WOODBRIDGE NJ 07095	WOODBRIDGE CENTER PROPERTY, LLC	C/O GENERAL GROWTH PROPERTIES, INC. COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044

1750 DEPTFORD CTR RD SPACE 1235 DEPTFORD NJ 08096	MACERICH DEPTFORD, LLC	DEPTFORD MALL 1750 DEPTFORD CENTER ROAD DEPTFORD NJ 08096
174 MAIN STREET PATERSON NJ 07505	ONE YONKERS ASSOCIATES, L.L.C.	450 SEVENTH AVENUE NEW YORK NY 0123
1004 GARDEN STATE PLAZA PARAMUS NJ 07652-2411	WESTLAND GARDEN STATE PLAZA, LP	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BOULEVARD, 12TH FLOOR/ATTN:OPERATIONS MGR LOS ANGELES CA 90025
1004 GARDEN STATE PLAZA PARAMUS NJ 07652-2411	WESTLAND GARDEN STATE PLAZA, LP	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BOULEVARD, 12TH FLOOR/ATTN:OPERATIONS MGR LOS ANGELES CA 90025
4403 BLACK HORSE PIKE, SUITE 1066 MAYS LANDING NJ 08330	HAMILTON MALL, LLC	C/O KRAVCO COMPANY 234 MALL BOULEVARD KING OF PRUSSIA PA 19406
3710 ROUTE 9 SPACE 2710 FREEHOLD NJ 07728	FREEMALL ASSOCIATES, LLC	LEGAL DEPARTMENT 401 WILSHIRE BLVD STE 700 SANTA MONICA CA 90401
55 PARSONAGE RD UNIT 398 EDISON NJ 08837-2499	SHOPPING CENTER ASSOCIATES	C/O SIMON PROPERTY GROUP 225 W.WASHINGTON STREET INDIANAPOLIS IN 46204
30-219 MALL DRIVE WEST JERSEY CITY NJ 07310	NC MALL ASSOCIATES C/O MS	MANAGEMENT ASSOCIATES, INC. C/O SIMON PROPERTY GRUOP 225W WASHINGTON STREET INDIANAPOLIS IN 46204
7101 DEMOCRACY BLVD SPACE 2520 BETHESDA MD 20817	MONTGOMERY MALL LLC	11601 WILSHIRE BLVD., 12TH FLOOR ATTN: LEGAL DEPT. LOS ANGELES CA 90025
2500 N MAYFAIR RD SPACE 565 WAUWATOSA WI 53226	MAYFAIR MALL	C/O MAYFAIR PROPERTY INC. 110 NORTH WACKER ATTN: LAW/LEASE ADMIN. DEPT. CHICAGO IL 60606
2500 N MAYFAIR RD SPACE 565 WAUWATOSA WI 53226	MAYFAIR MALL	C/O MAYFAIR PROPERTY INC. 111 NORTH WACKER ATTN: LAW/LEASE ADMIN. DEPT. CHICAGO IL 60606
3075 CLAIRTON RD SPACE 374 WEST MIFFLIN PA 15123	CENTURY III MALL, L.P.	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
2011 N ROAN STREET SPACE C-1 JOHNSON CITY TN 37601	JOHNSON CITY VENTURE, LLC	C/O GLIMCHER JOHNSON CITY, INC. ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
149 MONROEVILLE MALL MONROEVILLE PA 15146	CBL/MONROEVILLE, L.P.	C/O CBL & ASSOCIATES MGMT. INC MONROEVILLE MALL/ CBL CENTER 2030 HAMILTON PL BLVD SUITE500 CHATTANOOGA TN 37421-6000
3501P HARRISBURG MALL HARRISBURG PA 17111-1210	TD BANK, NA.	RE: HARRISBURG MALL P.O. BOX 95000-3625 PHILADELPHIA PA 19195-0001

7837 EASTPOINT MALL BALTIMORE MD 21224	THOR EASTPOINT MALL LLC	C/O THOR EQUITIES LLC 25 WEST 39TH STREET, 11TH FLOOR NEW YORK NY 10018
4600 W KELLOGG AVENUE SPACE J06 WICHITA KS 67209	TOWNE WEST SQUARE LLC	MS MANAGEMENT ASSOCIATES INC 225 WEST WASHINGTON INDIANAPOLIS IN 46204
275 EAST BROADWAY SPACE E275 BLOOMINGTON MN 55425	MOAC MALL HOLDINGS LLC	60 EAST BROADWAY BLOOMINGTON MN 55425-5550
127 MONROEVILLE MALL MONROEVILLE PA 15146	CBL/MONROEVILLE, L.P.	C/O CBL & ASSOCIATES MGMT. INC MONROEVILLE MALL/ CBL CENTER 2030 HAMILTON PL BLVD SUITE500 CHATTANOOGA TN 37421-6000
1558 KINGS HWY NORTH SPACE 15 CHERRY HILL NJ 08034	FEDERAL REALTY INVESTMENT TRUST	1626 EAST JEFFERSON STREET ATTN: LEGAL DEPT. ROCKVILLE MD 20852-4041
1365 N DUPONT HIGHWAY, SUITE 3032 DOVER DE 19901	DOVER MALL LIMITED PARTNERSHIP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
17301 VALLEY MALL ROAD SPACE 3554 HAGERSTOWN MD 21740	PR VALLEY LIMITED PARTNERSHIP	C/O PREIT SERVICES, LLC 200 SOUTH BROAD STREET, 3RD FLOOR PHILADELPHIA PA 19102
701 ROUTE 440 SPACE 20A JERSEY CITY NJ 07304	HUDSON ASSOCIATES L.P.	PREIT-RUBIN, INC., AGENT 200 SOUTH BROAD STREET, 3RD FLOOR PHILADELPHIA PA 19102
5587 CENTRAL AVENUE CHARLOTTE NC 28212	CHARLOTTE EASTLAND MALL, LLC	C/O GLIMCHER EASTLAND, INC. ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
701 RUSSELL AVE SPACE D-245 GAITHERSBURG MD 20877	LAKEFOREST ASSOCIATES, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
5 GARDEN STATE PLAZA PARAMUS NJ 07652-2404	WESTLAND GARDEN STATE PLAZA, LP	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BOULEVARD, 12TH FLOOR/ATTN:OPERATIONS MGR LOS ANGELES CA 90025
410 FOUR SEASONS TOWN CTR, SUITE 216 GREENSBORO NC 274074743	FOUR SEASONS TOWN CENTER	GGP-FOUR SEASONS LLC 110 NORTH WACKER DRIVE ATTN:LAW/LEASE ADMINISTRATION CHICAGO IL 60606
2300 N SALISBURY BLVD SPACE D-121 SALISBURY MD 21801	MACERICH SALISBURY GL, LLC	PO BOX 2172 401 WILSHIRE BLVD. STE 700 SANTA MONICA CA 90407
1058 W CLUB BLVD SPACE 420 DURHAM NC 27701	NORTHGATE ASSOCIATES LLLP	P.O. BOX 2476 DURHAM NC 27715-2476
3815 BERGENLINE AVENUE UNION CITY NJ 07087	WILLIAM FELDMAN	COFELD REALTY CORP. FELDCO BLDG 1029 EAST 163RD STREET – SUITE 201 BRONX NY 10459

136 MONROEVILLE MALL MONROEVILLE PA 15146	CBL/MONROEVILLE, L.P.	C/O CBL & ASSOCIATES MGMT. INC MONROEVILLE MALL/ CBL CENTER 2030 HAMILTON PL BLVD SUITE500 CHATTANOOGA TN 37421-6000
1450 ALA MOANA BLVD SPACE 3036 HONOLULU HI 96814	GGP ALA MONA L.L.C.	LAW / LEASING DEPARTMENT 110 North Wacker Drive Chicago IL 60606
275 W KAAHUMANU AVE SPACE 1040 MAUI HI 96732	QKC MAUI OWNER, LLC	COASTWOOD CAPITAL GROUP LLC ATTN: CORDELL LIETZ ONE CALIFORNIA STREET, SUITE 2500 SAN FRANCISO CA 94111
3100 SW COLLEGE RD, SUITE 534 OCALA FL 34474	PADDOCK MALL ASSOCIATES	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANPOLIS IN 46204-3438
7201-AL144 TWO NOTCH RD COLUMBIA SC 29223	CBL/COLUMBIA PLACE, LLC	C/O CBL & ASSOCIATES MGMT. INC SUITE 500 - CBL CENTER 2030 HAMILTON PL. BOULEVARD CHATTANOOGA TN 37421
256 CHESTERFIELD MALLCHESTERFIELD MO 63017	CHESTERFIELD MALL, LLC	C/O CBL & ASSOCIATES MANAGEMENT, INC 2030 HAMILTON PLACE BOULEVARD, SUITE 500 CHATTANOOGA TN 37421-6000
14 SIGNAL HILLS MALL WEST ST. PAUL MN 55118	SIGNAL HILLS COMPANY II, LLP	C/O AZURE PROPERTIES, INC 95 SOUTH OWASSO BLVD. W. LITTLE CANADA MN 55117
1409 HILLTOP MALL ROAD RICHMOND CA 94806	RICHMOND ASSOCIATES LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
2313 STONERIDGE MALL PLEASANTON CA 94588	STONERIDGE PROPERTIES LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
3301-2248 EAST MAIN ST VENTURA CA 93003	MACERICH BUENAVENTURA LP	CENTER MANAGER 3301-1 EAST MAIN STREET VERNTURA CA 93003
351 W SCHUYKILL RD STE A7 POTTSTOWN PA 19465	COVENTRY RETAIL LP	C/O STOLTZ MANAGEMENT COMPANY 725 CONSHOHOCKEN STATE ROAD BALA CYNWYD PA 19004
3100 HWY 365, SPACE 17 PORT ARTHUR TX 77642	GG&A CENTRAL MALL PARTNERS, L.P.	ATTN: ASSET MANAGER - CENTRAL MALL - PORT ARTHUR 124 JOHNSON FERRY ROAD, NE ATLANTA GA 30328
1172 NEWGATE MALL OGDEN UT 84405	GGP-NEWGATE MALL, INC.	C/O GENERAL GROWTH PROPERTIES, INC 110 NORTH WACKER DRIVE CHICAGO IL 60606
1640 CAMINO DEL RIO N, SPACE 333 SAN DIEGO CA 92108-1517	MISSION VALLEY SHOPPINGTOWNLLC	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BLVD. 11TH FLR. ATTN: LEASE ADMINISTRATION LOS ANGELES CA 90025-1748
1701 MCFARLAND BLVD E, SPACE C-12 TUSCALOOSA AL 35404	UNIVERSITY MALL, LLC	C/O ARONOV REALTY MGMT INC. 3500 EASTERN BOULEVARD ATTN: LEGAL DEPARTMENT MONTGOMERY AL 36116
5300 WISCONSIN AVE NW SPACE 12 WASHINGTON DC 20015	TEACHERS INSURANCE AND ANNUITY ASSOC. OF AMERICA	C/O URBAN RETAIL PROPERTIES CO 5300 WISCONSIN AVENUE, NW WASHINGTON DC 20015

672 BRIARWOOD CIRCLE ANN ARBOR MI 48108	BRIARWOOD LLC	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
3075 CLAIRTON RD, ROOM 404 WEST MIFFLIN PA 15123	CENTURY III MALL, L.P.	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
3075 CLAIRTON RD, ROOM 404 WEST MIFFLIN PA 15123	CENTURY III MALL, L.P.	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
6101 GATEWAY WEST BLVD SPACE B3 EL PASO TX 79925	C.E. BASSETT I, LP	DIRECTOR OF ASSET MANAGEMENT 15601 DALLAS PARKWAY, SUITE 400 ADDISON TX 75001
98-1005 MOANALUA ROAD, SUITE 239 AIEA HI 96701-4707	WATERCRESS ASSOCIATES, LP, LLP	C/O MMI REALTY SERVICES, INC. 2 NORTH LAKE AVENUE #450 PASADENA CA 91101-1858
98-1005 MOANALUA ROAD, SUITE 239 AIEA HI 96701-4707	WATERCRESS ASSOCIATES, LP, LLP	C/O MMI REALTY SERVICES, INC. 2 NORTH LAKE AVENUE #450 PASADENA CA 91101-1858
98-1005 MOANALUA ROAD, SUITE 239 AIEA HI 96701-4707	WATERCRESS ASSOCIATES, LP, LLLP	C/O MMI REALTY SERVICES, INC. 2 NORTH LAKE AVENUE #450 PASADENA CA 91101-1858
7611 WEST THOMAS ROAD PO BOX 48034 PHOENIX AZ 85033-5433	DESERT SKY MALL AND JCP REALTY TIC, LLC	CENTER MANAGER PO BOX 48008 7611 WEST THOMAS ROAD PHOENIX AZ 85028
1067 W BALTIMORE PIK SPACE 183 MEDIA PA 19063	SM GRANITE RUN MALL LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
111 E PUAINAKO ST HILO HI 96720	PRINCE KUHIO PLAZA	C/O HO RETAIL PROPERTIES I L.P. ATTN: LAW/LEASE DEPT. 110 N WACKER DRIVE CHICAGO IL 60606
4400B NORTH FREEWAY, SUITE 100 HOUSTON TX 77022-3645	NORTHLINE MALL LIMITED PARTNERSHIP	C/O BERENSON ASSOCIATES, INC ONE EXETER PLAZA BOSTON MA 02116
3800 MERLE HAY ROAD, SUITE 212 DES MOINES IA 50310	MERLE HAY MALL	30 NORTH MICHIGAN AVE., SUITE 1008 CHICAGO IL 60606
S 6053 HICKORY RIDGE MALL SPACE 444 MEMPHIS TN 38115	WORLD OVER COMERS OUTREACH MINISTRIES CHURCH, INC.	C/O HICKORY RIDGE MALL 6075 WINCHESTER RD MEMPHIS TN 38115
5524 DURAND AVENUE RACINE WI 53406	RACINE JOINT VENTURE II, LLC	C/O CBL & ASSOCIATES MANAGEMENT, INC. 5538 DURAND AVENUE ATTN: PROPERTY MANAGER RACINE WI 53406
3601 S 2700 WEST, SUITE E-140 WEST VALLEY CITY UT 84119	COVENTRY III/SATTERFIELD HELM VALLEY FAIR, LLC	SATTERFIELD HELM MANAGEMENT, INC ATTN: GREG HELM AND SCOTT SATTERFIELD 3601 SOUTH 2700 WEST, SUITE G 128 WEST VALLEY CITY UT 84119
1368 NORTHRIDGE MALL SALINAS CA 93906-2020	MACERICH BRISTOL ASSOC. & NORTHRIDGE FASHION CENTER LLC	ATTN: CENTER MANAGER 796 NORTHRIDGE MALL SALINAS CA 93906

4601-124 EASTGATE BLVD CINCINNATI OH 45245	CBL/EASTGATE MALL, LLC	CBL & ASSOCIATES MANAGEMENT, INC. SUITE 500 -CBL CENTER 2030 HAMILTON PLACE BOULEVARD - ATTN: PRESIDENT CHATTANOOGA TN 37421-6000
1475 UPPER VALLEY PIKE SPACE 858 SPRINGFIELD OH 45504	DEBARTOLO CAPITAL PARTNERSHIP	C/O MS MANAGEMENT MANAGEMENT ASSOCIATES, INC. NATIONAL CITY CENTER 115 WEST WASHINGTON ST. INDIANAPOLIS IN 46204
1401 GREENBRIAR PKWY CHESAPEAKE VA 23320	GREENBRIER MALL II, LLC	C/O CBL & ASSOCIATES MGMT. INC CBL CENTER - SUITE 500 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421-6000
1500 HARVEY ROAD, SPACE 5000 COLLEGE STATION TX 77840	POM-COLLEGE STATION LLC	C/O CBL & ASSOCIATES MGT, INC. CBL CENTER, SUITE 500 2030 HAMILTON PLACE BLVD. CHATTANOOGA TN 37421
800 N GREEN RIVER RD, SPACE 417 EVANSVILLE IN 47715	SM EASTLAND MALL LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
800 N GREEN RIVER RD, SPACE 417 EVANSVILLE IN 47715	SM EASTLAND MALL LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
5001 MONROE STREET, SUITE 604 TOLEDO OH 43623-3639	WESTFIELD FRANKLIN PARK MALL	WESTFIELD CORPORATION INC 11601 WILSHIRE BOULEVARD 12TH FLOOR LEGAL DEPARTMENT LOS ANGELES CA 90025
5001 MONROE STREET, SUITE 604 TOLEDO OH 43623-3639	WESTFIELD FRANKLIN PARK MALL	WESTFIELD CORPORATION INC 11601 WILSHIRE BOULEVARD 12TH FLOOR LEGAL DEPARTMENT LOS ANGELES CA 90025
2070 SAM RITTENBERG BLVD, SUITE 57 CHARLESTON SC 29407	CITADEL MALL CMBS LLC	CBL & ASSOCIATES MANAGEMENT, INC. 2030 HAMILTON PLACE BLVD. SUITE 500 ATTN: CHIEF FINANCIAL OFFICER CHATTANOOGA TN 37421-6000
3030 PLAZA BONITA RD, SUITE 2348 NATIONAL CITY CA 91950	WESTFIELD CORPORATION, INC.	Operations Manager 11601 Wilshire Boulevard, 12th Floor Los Angeles CA 90025
3030 PLAZA BONITA RD, SUITE 2348 NATIONAL CITY CA 91950	PLAZA BONITA LP	C/O WESTFIELD CORPORATIO 11601 WILSHIRE BOULEVARD, 12TH FLOOR LOS ANGELES CA 90025
#40 CARRETERA #2 SUITE 170 MANATI PR 00674	REGENCY PARK ASSOCIATES, S.E.	P.O. BOX 190858 SAN JUAN PR 00919-0858
8-B SERRAMONTE CENTER DALY CITY CA 94015	DALY CITY SERRAMONTE CNTR, LLC	C/O CAPITAL & COUNTIES USA INC 100 THE EMBARCADERO SUITE #200 SAN FRANCISCO CA 94105
8-B SERRAMONTE CENTER DALY CITY CA 94015	DALY CITY SERRAMONTE CNTR, LLC	C/O CAPITAL & COUNTIES USA INC 100 THE EMBARCADERO, SUITE #200 SAN FRANCISCO CA 94105
1028 SANTA ROSA PLAZA SANTA ROSA CA 95401	EMI SANTA ROSA LIMITED PARTNERSHIP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204

1160 SAN JACINTO MALL BAYTOWN TX 77521-8356	SJM REALTY	C/O SAN JACINTO MALL 1496 SAN JACINTO MALL ATTN: WILL DEANE BAYTOWN TX 77521
7007 FRIARS ROAD SPACE 213 SAN DIEGO CA 92108	FASHION VALLEY MALL LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
7007 FRIARS ROAD SPACE 213 SAN DIEGO CA 92108	FASHION VALLEY MALL LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
7007 FRIARS ROAD SPACE 213 SAN DIEGO CA 92108	FASHION VALLEY MALL LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
801 CANAL STREET NEW ORLEANS LA 70112-3924	COLEMAN E. ADLER II	722 CANAL STREET NEW ORLEANS LA70130
4201 COLDWATER ROAD, SPACE N7 FORT WAYNE IN 46805	GGP - GLENBROOK, L.L.C.	4201 COLDWATER BLVD. FORT WAYNE IN 46805
328 NORTHWEST PLAZA ST. ANN MO 63074	NW PLAZA OWNER LLC	SOMERA CAPITAL MGMT, LLC 115 WEST CANON PERDIDO STREET SANTA BARBARA CA 93101
N 811 CENTRAL EXPY, SUITE 1220 PLANO TX 75075-8867	COLLIN CREEK MALL, L.P.	GENERAL GROWTH PROPERTIES INC COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
1908 SOUTH COMMONS SPACE E16 FEDERAL WAY WA 98003-6039	STEADFAST COMMONS II, LLC	STEADFAST COMMERCIAL MANAGEMENT CO, INC. ATTN: CHIEF ADMINISTRATIVE OFFICER 4343 VON KARMAN AVENUE, STE. 300 NEWPORT BEACH CA 92660
131 COLONIE CENTER, SPACE 130 ALBANY NY 12205	FMP COLONIE LLC	C/O FELDMAN MALL PROPERTIES, INC. ATTN: GENERAL MANAGER 131 COLONIE CENTER ALBANYNY 12205
2022 BELLEVUE SQUARE BELLEVUE WA 98004	BELLEVUE SQUARE MANAGERS, INC.	575 BELLEVUE SQUARE BELLEVUE WA 98004
8401 GATEWAY WEST SPACE A-06C EL PASOTX 79925	SIMON PROPERTY GROUP (TX) L.P.	C/O M.S. MGMT ASSOCIATES, INC NATIONAL CITY CENTER 225 W WASHINGTON STREET INDIANAPOLIS IN 46204
7021 SOUTH MEMORIAL DRIVE SPACE 246 TULSA OK 74133	WOODLAND HILLS MALL, LLC	M.S. MANAGEMENT ASSOCIATES INC 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
3 2600 KAUMUALII HWY, SUITE E9 LIHUE KAUAI HI 96766	KUKUI GROVE CENTER INVESTMENT GROUP INC.	CB RICHARD ELLIS 3-2600 KAUMUALII HWY, SUITE B10 LIHUE HI 96766
100 GRAYROCK PLACE, SPACE E213 STAMFORD CT 06901	RICH-TAUBMAN ASSOCIATES	200 EAST LONG LAKE ROAD P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200
3115 28TH ST SE, SPACE F-104 GRAND RAPIDS MI 49512	PR WOODLAND LP	PREIT ASSOCIATES LP 200 SOUTH BROAD STREET PHILADELPHIA PA19120
440 HILLSDALE SHOP CTR, FLOOR 2 SAN MATEO CA 94403	BOHANNON DEVELOPMENT COMPANY	60 HILLSDALE MALL SAN MATEO CA 94403-3497

440 HILLSDALE SHOP CTR, FLOOR 2 SAN MATEO CA 94403	BOHANNON DEVELOPMENT COMPANY	60 HILLSDALE MALL SAN MATEO CA 94403-3497
4500 N ORACLE ROAD, SPACE 132 TUCSON, AZ 85705	GGP-TUCSON MALL LLC	C/O GGP-TUCSON MALL LLC 110 NORTH WACKER DRIVE ATTN: LAW/LEASING DEARTMENT CHICAGO IL 60606
5300 S 76TH STREET SPACE D-102 GREENDALE WI 53129	SOUTHRIDGE LIMITED PARTNERSHIP	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN46204-3438
G-112 WOODFIELD MALL SCHAUMBURG IL 60173	CHICAGO TITLE & TRUST COMPANY	200 EAST LONG LAKE ROAD PO BOX 200 BLOOMFIELD HILLS MI 48303-0200
7850 MENTOR AVE MENTOR OH 44060	SIMON PROPERTY GROUP, L.P.	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
2424 US HWY 6 & 50, SPACE 127 GRAND JUNCTION CO 81505	SM MESA MALL, LLC	MANAGEMENT OFFICE ATTN: CENTER MANAGER 2424 U.S HIGHWAY 6 AND 50 GRAND JUNCTION, CO 81505
462 SUN VALLEY MALL CONCORD CA 9452	SUNVALLEY SHOPPING CENTER LLC	C/O THE TAUBMAN COMPANY 200 EAST LONG LAKE ROAD, SUITE 300 P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200
462 SUN VALLEY MALL CONCORD CA 94520	SUNVALLEY SHOPPING CENTER LLC	C/O THE TAUBMAN COMPANY 200 EAST LONG LAKE ROAD, SUITE 300 P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200
264 PASADENA TOWN SQUARE PASADENA, TX 77506	PASADENA MALL INVESTMENTS, LTD	PASADENA TOWN SQUARE 171 PASADENA TOWN SQUARE PASADENA TX 77506
2825 S GLENSTONE AVE SPACE P-19A SPRINGFIELD MO 65804	BATTLEFIELD MALL, LLC	C/O M.S. MANAGEMENT ASSOC. INC NATIONAL CITY CENTER 225 W. WASHINGTON INDIANAPOLIS IN 46204
3225 EL CAMINO REAL PALO ALTO CA 94306	DOHENY-VIDOVICH	C/O DE ANZA PROPERTIES 920 WEST FREMONT AVENUE SUNNYVALE CA 94087
668 BROADWAY MALL HICKSVILLE NY 11801	VORNADO BROADWAY MALL LLC	ATTN: EXECUTIVE V P, RETAIL R/E- FIN’ANC ADMIN-CFO 210 ROUTE 4 EAST PARAMUS NJ 07652
150 NORTH SHORE BLVD SPACE 4036-38 SLIDELL LA 70460	SIZELER NORTH SHORE GENERAL PARTNERSHIP	C/O REVENUE PROPERTIES MANAGEMENT COMPANY, INC. 2542 WILLIAMS BOULEVARD NEW ORLEANS LA 70062
5374 WALZEM ROAD SAN ANTONIO TX 78218-2123	HOUSTON R.E. INCOME PROPERTIES XVII, LTD.	HARTMAN MANAGEMENT 2909 HILLCROFT SUITE 420 HOUSTON TX 77057
275 W WISCONSIN AVE SPACE 1340 MILWAUKEE WI 53203	GRAND AVENUE CITY MALL LLC	ASHKENAZY ACQUSITION CORP 433 FIFTH AVENUE SUITE 200 NEW YORK NY 10016
1982 W GRAND RIVER AVE SPACE 265 OKEMOS MI 48864	MERIDIAN MALL L.P.	C/O CBL & ASSOCIATES MGMT, INC 2030 HAMILTON PLACE BOULEVARDSUITE 500 CHATTANOOGA TN 37421-6000

35000 W WARREN ROAD WESTLAND MI 48185	B&B WESTLAND CENTER MALL LLC	GREGORY GREENFIELD & ASSOCIATES ATTN: PRESIDENT 124 JOHNSON FERRY ROAD, NE ATLANTA GA 30328
23000 EUREKA ROAD SPACE 1690 TAYLOR MI 48180	SOUTHLAND CENTER	SOUTHALND CENTER, LLC ATTN: LAW/LEASE ADMIN DEPT 110 N. WACKER DRIVE CHICAGO IL 60606
1120 PARAMUS PARK MALL, SUITE 2 PARAMUS NJ 07652-3542	PARAMUS PARK SHOPPING CENTER LP	GENERAL GROWTH PROPERTIES, INC COLUMBIA REGIONAL OFFICE ATT: LAW/LEASING AND OPER 10275 LITTLE PAXUXENT PARKWAY COLUMBIA MD 21044
1120 PARAMUS PARK MALL, SUITE 2 PARAMUS NJ 07652-3542	PARAMUS PARK SHOPPING CENTER LP	GENERAL GROWTH PROPERTIES, INC COLUMBIA REGIONAL OFFICE ATT: LAW/LEASING AND OPER 10275 LITTLE PAXUXENT PARKWAY COLUMBIA MD 21044
1120 PARAMUS PARK MALL, SUITE 2 PARAMUS NJ 07652-3542	PARAMUS PARK SHOPPING CENTER LP	GENERAL GROWTH PROPERTIES, INC COLUMBIA REGIONAL OFFICE ATT: LAW/LEASING AND OPER 10275 LITTLE PAXUXENT PARKWAY COLUMBIA MD 21044
46-056 KAMEHAMEHA HWY BOX A-7 KANEOHE HI 96744 OLULU HI 96813	TRUSTEES OF THE ESTATE OF BERNICE PAUAHI BISHOP	567 SOUTH KING STREET, STE 200 KAWAIAHAO PLAZA ATTN:COMMERCIAL ASSET MANAGER HON
1775 WASHINGTON AVENUE, SUITE 329 HANOVER MA 02339	WALTON HANOVER INVESTORS V LLC	ATTN: LUKE MASSAR & HOWARD BRODY 900 N. MICHIGAN AVENUE, SUITE 1900 CHICAGO IL 60611
1775 WASHINGTON AVENUE, SUITE 329 HANOVER MA 02339	WALTON HANOVER INVESTORS V LLC	ATTN: LUKE MASSAR & HOWARD BRODY 900 N. MICHIGAN AVENUE, SUITE 190 CHICAGO IL 60611
5120 MEADOWOOD MALL CIRCLE SPACE B116 RENO NV 89502	MEADOWOOD MALL LLC	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
1231 SOUTHLAND MALL MEMPHIS TN 38116	SOUTHLAND MALL SHOPPING CENTER LLC	1215 SOUTHLAND MALL MEMPHIS TN 38116
5555 YOUNGSTOWN WARREN RD, SUITE 920 NILES OH 44446-4810	THE MARION PLAZA, INC.	C/O THE CAFARO COMPANY 2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN OH 44504-0186
5555 YOUNGSTOWN WARREN RD, SUITE 920 NILES OH 444464810	THE MARION PLAZA, INC.	C/O THE CAFARO COMPANY 2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN OH 44504-0186
21712 HAWTHORNE BLVD SPACE 266 TORRANCE CA 90503	DEL AMO FASHION CENTER OPERATING COMPANY, LLC	C/O MILLS SERVICES CORP. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
470 MILLCREEK MALL ERIE PA 16565	THE CAFARO COMPANY	2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN OH 44504-0186

470 MILLCREEK MALL ERIE PA 16565	THE CAFARO COMPANY	2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN OH 44504-0186
32391 GRATIOT AVE ROSEVILLE MI 48066	MACOMB MALL, LLC	C/O THOR EQUITIES, LLC ATTN: LINO SOLIS, ESQ. 25 WEST 39TH STREET, 11TH FLOOR NEW YORK NY 10018
4501 CENTRAL AVE HOT SPRINGS AR 71913	HOT SPRINGS MALL ASSOCIATES	3500 EASTERN BYPASS MONTGOMERY AL 36116
2655 RICHMOND AVE SPACE 2445 STATEN ISLAND NY 10314	ROUSE SI SHOPPING CENTER, LL	GENERAL GROWTH COMPANY COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
1214 MALL RUN RD UNIONTOWN PA 15401	PR FINANCING LP	C/O PRIET SERVICES, LLC 200 SOUTH BROAD STREET THE BELLEVUE, THIRD FLOOR PHILADELPHIA PA 19102
8500 BEVERLY BLVD SPACE 629 LOS ANGELES CA 90048	LA CIENEGA PARTNERS LP	C/O THE TAUBMAN COMPANY 200 E. LONG LAKE ROAD P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200
601 SE WYOMING BLVD SPACE 1310 CASPER WY 82609	EASTRIDGE MALL PDC	EASTRIDGE MALL L.L.C ATTN: LAW/LEASE ADMINISTRATION 110 NORTH WACKER DRIVE CHICAGO IL 60606
521 MIRACLE MILE DRIVE ROCHESTER NY 14623	THE MARKETPLACE	1265 SCOTTSVILLE ROAD ROCHESTER NY 14624
4601 EAST MAIN STREET SPACE 424 FARMINGTON NM 87402	PRICE-ASG L.L.C.	C/O GENERAL GROWTH PROPERTIES, INC. 110 NORTH WACKER DRIVE ATTN: DIANE DEAN CHICAGO IL 60606
5252 HICKORY HOLLOW PKWY SPACE 1019 ANTIOCH TN 37013	HICKORY HOLLOW MALL LIMITED PARTNERSHIP	CBL & ASSOCIATES PROPERTIES INC CBL CENTER 2030 HAMILTON PLACE BLVD. SUITE 500 CHATTANOOGA TN 37421-6000
317 APACHE MALL 1201 12TH ST SW ROCHESTER MN 55902	APACHE MALL C/O ROCHESTER MALL L.L.C	ATTN: LAW/LEASE ADMINISTRATION 110 N. WACKER DRIVE CHICAGO IL 60606
1046 WINSTON PLAZ MELROSE PARK IL 60160-1505	NMC MELROSE PARK, LLC	C/O NEWMARK MERRILL COMPANIES 5850 CANOGA AVENUE, SUITE 650 WOODLAND HILLS CA 91367
6002 SLIDE RD PO BOX 68453 LUBBOCK TX 79414	MACERICH LUBBOCK LIMITED PARTNERSHIP	MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BOULEVARD, STE 700 SANTA MONICA CA 90401
9500 S WESTERN AVE, SPACE A-4 EVERGREEN PARK IL 60805	EVERGREEN PLAZA ASSOCIATES I, L.P.	C/O THE PROVO GROUP 9730 S. WESTERN AVENUE, SUITE 418 EVERGREEN PARK IL 60805
3733 IRVING MALL IRVING TX 75062	SIMON PROPERTY GROUP, INC.	225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
2310 SW MILITARY DRIVE SAN ANTONIO TX 78224	B & B SOUTH PARK MALL, LLC	ATTN: ASSET MANAGER, SOUTH PARK 124 JOHNSON FERRY ROAD, NE ATLANTA GA 30328

1910 WELLS ROAD SPACE E-17 ORANGE PARK FL 32073	SIMON PROPERTY GROUP LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
2000 S EXPRESSWAY 83 SPACE A-08-1512 HARLINGEN TX 78552	MALL AT VALLE VISTA, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
2415 N MONROE ST SPACE 240 TALLAHASSEE FL 32303	FMP TALLAHASSEE LLC	C/O JONES LANG LASALLE AMERICAS, INC 3344 PEACHTREE ROAD NE, SUITE 1200 ATTN: PRESIDENT & CEO, RETAIL ATLANTA GA 30326
2000 BRITTIAN ROAD, SUITE 400 AKRON OH 44310	CHM/AKRON, LL	2000 BRITTAIN ROAD, SUITE 830 AKRON OH 44310-4303
813 HAWTHORN CENTER VERNON HILLS IL 60061	LASALLE NATIONAL TRUST, N.A.	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BLVD. 12TH FLOOR LOS ANGELES CA 90025
266-B YORKTOWN CENTER LOMBARD IL 60148	YORKTOWN HOLDINGS LLC	C/O LONG PEHRSON ASSOC., LLC 203 YORKTOWN LOMBARD IL 60148
266-B YORKTOWN CENTER LOMBARD IL 60148	YORKTOWN HOLDINGS LLC	C/O LONG PEHRSON ASSOC., LLC 203 YORKTOWN LOMBARD IL 60148
4833 FASHION SQUARE ML SAGINAW MI 48604	JG SAGINAW, LLC	CBL & ASSOCIATES MGMT, INC. CBL CENTER, SUITE 500 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421-6000
1455 NW 107TH AVENUE, SUITE 220 DORAL FL 331722712	MALL AT MIAMI INTERNATIONAL LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
19575 BISCAYNE BLVD SPACE 339 AVENTURA FL 331802304	AVENTURA MALL VENTURE	C/O TURNBERRY AVENTURA MALL CO 19501 BISCAYNE BLVD., SUITE 400 AVENTURA FL 33180
1700 W NEW HAVEN AVE SPACE 239 MELBOURNE FL 329043970	MELBOURNE-JCP ASSOCIATES, LTD	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
4994 W MERCURY BLVD SUITE C NEWPORT NEWS VA 236051602	NEWMARKET OUTPARCELS, LLC	C/O ROBERT BROWN & ASSOCIATES, INC. 5800 LAKE WRIGHT DRIVE - SUITE 104 NORFOLK VA 23502
72-840 HWY 111 SPACE F195 PALM DESERT CA 92260	WEA PALM DESERT L.P.	C/O WESTFIELD CORPORATION INC. 11601 WILSHIRE BLVD., 12TH FLR ATTN: LEGAL DEPARTMENT LOS ANGELES CA 90025
3333 BRISTOL ST COSTA MESA CA 92626	SOUTH COAST PLAZA MGMT OFFICE	3333 BRISTOL STREET COSTA MESA CA 92626
1300 ULSTER AVENUE, SUITE 233 KINGSTON NY 12401	PCK DEVELOPMENT CO., L.L.C.	LEGAL DEPARTMENT 4 CLINTON SQUARE SYRACUSE NY 13202
5101 HINKLEVILLE ROAD, UNIT 340 PADUCAH KY 42001	KENTUCKY OAKS MALL CO.	2445 BELMONT AVENUE P.O. BOX 2186 YOUNGSTOWN OH 44504-0186
5423 W 88TH AVE, SPACE 16 WESTMINSTER CO 80031	WESTMINSTER MALL COMPANY	C/O M.D. MANAGMENT, INC. 5201 JOHNSON DRIVE, SUITE 411 ATTN: LAW DEPARTMENT MISSION, KS 66205

50 FOX RUN ROAD, SUITE 26 NEWINGTON NH 038012855	THE FOX RUN JOINT VENTURE	MORGAN STANLEY ATTN: ASSET MANAGER FOX RUN MALL 1585 BROADWAY NEW YORK NY 10036
2200 N MAPLE AVENUE RAPID CITY SD 57701	SM RUSHMORE MALL LLC	C/O RUSHMORE MALL 2200 NORTH MAPLE AVENUE ATTN: GENERAL MANAGER RAPID CITY SD 57701-7881
18000 VERNIER RD SPACE 801 HARPER WOODS MI 48225	NEW EASTLAND MALL DEVELOPER, LLC	AAC MANAGEMENT CORP. 433 FIFTH AVENUE, 4TH FLOOR NEW YORK NY 10016
2150 NORTHWOODS BLVD UNIT B-15 NORTH CHARLESTON SC 29406	NORTH CHARLESTON JOINT VENTURE II, LLC	CBL & ASSOCIATES MGMT. INC. NORTHWOODS MALL OFFICE 2150 NORTHWOODS BLVD UNIT #60 CHATTANOOGA TN 37421-6000
6901 SECURITY BLVD BALTIMOREMD 21244	SECURITY SQUARE ASSOCIATES	545 WISCONSIN AVENUE SUITE 1265 CHEVY CHASE MD 20815
650 LEE BLVD SPACE F20B YORKTOWN HEIGHTS NY 10598	JEFFERSON VALLEY MALL L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
20 VIEWMONT MALL SCRANTON PA 185081300	PR VIEWMONT LP	C/O PREIT SERVICES, LLC 200 SOUTH BROAD ST., 3RD FLOOR ATTN: GENERAL COUNSEL PHILADELPHIA PA 19102
4153 BELDEN VILLAGE MALL CANTON OH 44718	WEA BELDEN LLC	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BOULEVARD, 12th FLOOR ATTN: LEGAL DEPARTMENT LOS ANGELES CA90025
3317 EAST STATE STREET HERMITAGE PA 161483302	SHENANGO VALLEY MALL LLC	C/O PRIME RETAIL PROPERTY MANAGEMENT, LLC ATT: OFFICE OF GENERAL COUNSEL 217 E. REDWOOD ST 20th FLOOR BALTIMORE MD 21202
14006 RIVERSIDE DRIVE SUITE 240 SHERMAN OAKS CA 91423-6337	SHERMAN OAKS FASHIONASSOCIATES, LP	C/O WESTFIELD CORPORATION INC 11601 WILSHIRE BLVD., 12TH FL LOS ANGELES CA 90025-1748
232 INLAND CENTER DRIVE SAN BERNARDINO, CA 92408	WM INLAND INVESTORS IV, LLC	ATTN: CENTER MANAGER 500 INLAND CENTER DRIVE SAN BERNARDINO, CA 92408
7601 S CICERO AVE CHICAGO IL 60652	EGI PROPERTIES, LLC	TWO NORTH RIVERSIDE PLAZA, SUITE 600 CHICAGO IL 60606-2689
100 COMMERCIAL ROAD SPACE 46 LEOMINSTER MA 01453	WALTON WHITNEY INVESTORS V LLC	ATTN: LUKE MASSAR & HOWARD BRODY 900 N. MICHIGAN AVENUE, SUITE 1900 CHICAGO IL 60611
4511 N MIDKIFF ROAD, SUITE F-2 MIDLAND TX 79705	MIDLAND PARK MALL, LP	MS MANAGEMENT ASSOCIATES, INC 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
312 SOUTHLAND MALL HAYWARD CA 94545	SOUTHLAND MALL, L.P.	C/O GENERAL GROWTH PROPERTIES 110 N. WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606

312 SOUTHLAND MALL HAYWARD CA 94545	SOUTHLAND MALL, L.P.	C/O GENERAL GROWTH PROPERTIES 110 N. WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
312 SOUTHLAND MALL HAYWARD CA 94545	SOUTHLAND MALL, L.P.	C/O GENERAL GROWTH PROPERTIES ATTN: GENERAL COUNSEL 110 N. WACKER DRIVE CHICAGO IL 60606
1 CROSSGATES MALL ROAD BOX 160 ALBANY NY 12203-5385	CROSSGATES MALL COMPANY NEWCO, LLC.	C/O THE PYRAMID COMPANIES THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202
1 CROSSGATES MALL ROAD BOX 160 ALBANY NY 122035385	CROSSGATES MALL COMPANY NEWCO, LLC.	C/O THE PYRAMID COMPANIES THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202
750 CITADEL DRIVE EAST, SUITE 1140 COLORADO SPRINGS CO 80909	MMP CITADEL LLC	5571 BLEAUX AVENUE SPRINGDALE AR 72762
6155 EASTEX FREEWAY, SUITE B-272 BEAUMONT TX 777066797	PARKDALE MALL, LLC	C/O CBL & ASSOCIATES MGMT. INC, SUITE 500 CBL CENTER 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421
1085 SUNRISE MALL MASSAPEQUA NY 11758	SUNRISE MALL LLC	WESTFIELD, LLC 11601 WILSHIRE BOULEVARD, 11TH FLOOR LOS ANGELES CA 90025
1085 SUNRISE MALL MASSAPEQUA NY 11758	SUNRISE MALL LLC	WESTFIELD, LLC 11601 WILSHIRE BOULEVARD, 11TH FLOOR LOS ANGELES CA 90025
35 CRESTWOOD PLAZA ST. LOUIS MO 63126	AG/CP CRESTWOOD RETAIL OWNER, LLC	CENTRUM PROPERTIES, INC. ATTN: MARY KOBERSTEIN, GENERAL COUNSEL 225 WEST HUBBARD STREET, 4TH FLOOR CHICAGO IL 60610-4416
610 MAINE MALL SOUTH PORTLAND ME 04106	GGP-MAINE MALL LLC	C/O GENERAL GROWTH 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
610 MAINE MALL SOUTH PORTLAND ME 04106	GGP-MAINE MALL LLC	C/O GENERAL GROWTH 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
3567 CAPITAL MALL DRIVE CAMP HILL PA 17011	PR CAPITAL CITY LIMITED PARTNERSHIP	C/O PREIT SERVICES, LLC 200 SOUTH BROAD ST., 3RD FLOOR PHILADELPHIA PA 19102
1615 E EMPIRE, SPACE B BLOOMINGTON IL 61701	EASTLAND MALL, LLC	CBL & ASSOCIATES MANAGEMENT, INC., SUITE 500 CBL CENTER 2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421
1000 WEST OAKS MALL SPACE 208 HOUSTON TX 770821753	GCCFC 2006-GG7 WESTHEIMER MALL, LLC	C/O LNR PARTNERS INC. ATTN: DIRECTOR OF REAL ESTATE 1601 WASHINGTON AVENUE, SUITE # 700 MIAMI BEACH FL 33139

2100 PLEASANT HILL ROAD SPACE 155 DULUTH, GA 30096	MALL AT GWINNETT PLACE, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
5901 UNIVERSITY DRIVE SPACE 77 HUNTSVILLE AL 35806	MADISON SQUARE ASSOCIATES LTD	C/O CBL & ASSOCIATES MGMT INC. 2030 HAMILTON PLACE BOULEVARD SUITE 500 CHATTANOOGA TN 37421-6000
1675 WEST LACEY BLVD SPACE G4 HANFORD CA 93230-5938	PASSCO DIVERSIFIED II HM, LLC	C/O PASSCO REAL ESTATE ENTERPRISES, INC. 96 CORPORATE PARK, SUITE 200 IRVINE CA 92606
1300 W I-40 FRONTAGE RD, SUITE 226 GALLUP NM 87301-3327	RIO WEST LLC	GENERAL GROWTH PROPERTIES INC ATT:LAW/LEASE ADMINISTRATION 110 NORTH WACKER DRIVE CHICAGO IL 60606
3500 MCCAIN ROAD SPACE 11 LONGVIEW TX 75605-4416	SIMON PROPERTY GROUP(TEXAS)LP	225 W. WASHINGTON NATIONAL CITY CENTER INDIANAPOLIS IN 46204
3050 N 5TH ST HWY STE B14 READING, PA 19605	GP-FAIRGROUNDS SQUARE, L.P.	C/O JAGER MANAGER, INC. 610 OLD YORK ROAD JENKINTOWN PA 19046
2300 BERNADETTE DRIVE SPACE 414 COLUMBIA MO 65203	COLUMBIA MALL	COLUMBIA MALL L.L.C ATTN: LAW/LEASE ADMIN DEPT 110 N. WACKER DRIVE CHICAGO IL 60606
1103 CHARLESTON TOWN CTR CHARLESTON WV 25389	CHARLESTON TOWN CENTER SPE, LLC, A WEST VIRGINIA LIMITED PARTNERSHIP	TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1360 CLEVELAND OH 44113-2267
1001 MARKET STREET SPACE 1078 PHILADELPHIA PA 19107	KEYSTONE PHILADELPHIA PROPERTIES, L.P.	PREIT THE BELLEVUE 200 SOUTH BROAD STREET PHILADELPHIA PA 19102
20131 HIGHWAY 59 NORTH SPACE 2196 HUMBLE TX 77338	DEERBROOK MALL	C/O GENERAL GROWTH PROPERTIES INC 110 N. WACKER DRIVE ATTN: LAW/LEASE ADMINISTRATION DEPT. CHICAGO IL 60606
5500 GROSSMONT CENTER DR LA MESA CA 91942	GROSSMONT SHOPPING CENTER	5500 GROSSMONT CENTER DRIVE, SUITE 213 LA MESA CA 91942
260 GREECE RIDGE CTR DR ROCHESTER NY 14626-2817	GREECE RIDGE LLC	C/O WILMORITE MANAGEMENT GROUP, LLC 1265 SCOTTSVILLE ROAD ROCHESTER NY 14624
780 MERCED MALL MERCED CA 95340	CODDING ENTERPRISES	C/O MERCED MALL LTD. 1400 VALLEY HOUSE DRIVE, SUITE# 100 ROHNERT PARK CA 94928
4301 W WISCONSIN AVE SPACE 408 APPLETON WI 54913	FOX RIVER SHOPPING CTR	C/O GENERAL GROWTH MGMT, INC. 400 S. HIGHWAY 169-SUITE 800 MINNEAPOLIS MN 55426
335 KEAWE STREET, SUITE 214 LAHAINA MAUI HI 96761	BILARJO, LLC	161 WAILEA IKE PLACE, SUITE B 106 MAUI HI 96759
301 MT HOPE AVENUE SPACE 2026 ROCKAWAY NJ 07866	ROCKAWAY CENTER ASSOCIATES LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204

301 MT HOPE AVENUE SPACE 2026 ROCKAWAY NJ 07866	ROCKAWAY CENTER ASSOCIATES LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
7900 SHELBYVILLE ROAD SPACE G-7 LOUISVILLE KY 40222	OXMOOR CENTER	7900 SHELBYVILLE ROAD LOUSVILLE KY 40222-5429
4802 VALLEYVIEW BLVD N.W. ROANOKE VA 24012	VALLEY VIEW MALL, LLC	VALLEY VIEW MALL CBL & ASSOC. PROPERTIES, INC. 2030 HAMILTON PLACE BLVD. SUITE 500 CHATTANOOGA TN 37421
3001 KNOXVILLE CENTER DR, SUITE 1194 KNOXVILLE TN 37924	KNOXVILLE CENTER, L.L.C.	C/O M.S. MANAGEMENT ASSOCIATES INC. 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
1201 HOOPER AVE SPACE 1070B TOMS RIVER NJ 08753	SIMON PROPERTY GROUP, INC.	225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
1030 WEST BOSTON POST RD MAMARONECK NY 10543-3328	ITA PROPERTIES LLC	C/O SB MANAGEMENT CORPORATION 433 NORTH CAMDEN, SUITE 1070 BEVERLY HILLS CA 90210
90-15 QUEENS BLVD SPACE 3009 ELMHURST NY 11373	MACERICH QUEENS EXPANSION, LLC	C/O MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD. SUITE 700 SANTA MONICA CA 90407
90-15 QUEENS BLVD SPACE 3009 ELMHURST NY 11373	MACERICH QUEENS EXPANSION, LLC	C/O MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD. SUITE 700 SANTA MONICA CA 90407
113 WESTSHORE PLAZA TAMPA FL 33609-1855	GLIMCHER WESTSHORE LLC	C/O GLIMCHER PROPERTIES LIMITED PARTNERSHIP ATTN: GENERAL COUNSEL 150 EAST GAY STREET COLUMBUS OH 43215
4101 E 42ND STREET, SUITE E10 ODESSA TX 79762	MCM PROPERTIES LTD.	C/O MUSIC CITY MALL 4101 E. 42ND STREET ODESSA TX 79762
2801 CANDLER RD, SUITE 60 DECATUR GA 300341427	THOR GALLERY AT SOUTH DEKALB, LLC	C/O THOR EQUITIES, LLC 25 WEST 39TH STREET 11TH FLOOR NEW YORK NY 10018
28670 TELEGRAPH ROAD SOUTHFIELD MI 48034	RAMCO-GERSHENSON PROPERTIES LP-TEL TWELVE	ATTN:MIKE SULLIVAN VICE PRESIDENT OF ASSET MGMT. 31500 NORTHWESTERN HIGHWAY, SUITE 300 FARMINGTON HILLS MI 48334
801 N CONGRESS AVENUE SPACE 443 BOYNTON BEACH FL 33426	BOYNTON JCP ASSOCIATES LTD	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
9215 W ATLANTIC BLVD SUITE 272 CORAL SPRINGS FL 33071-6949	CORAL CS-LTD ASSOCIATES	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON ST INDIANAPOLIS IN 46204-3438
3065 ROUTE 50, SUITE 115 SARATOGA SPRINGS NY 12866-2923	WILTON MALL, L.L.C	ATT:LEGAL DEPARTMENT 401 WILSHIRE BLVD SANTA MONICA CA 90401
617 RICHLAND MALL SPACE A3 MANSFIELD OH 44906	CENTRO WATT	CENTRO RICHLAND LLC 580 WEST GERMANTOWN PIKE, SUITE 200 PLYMOUTH MEETING PA 19462

520 W PRIEN LAKE ROAD LAKE CHARLES LA 70601	SPG PRIEN, LLC	SIMON PROPERTY GROUP LP MS MANAGEMENT ASSOCIATES INC 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
100 MAIN STREET WHITE PLAINS NY 10601	WHITE PLAINS GALLERIA LP	225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
4125 W GARRIOTT ROAD SPACE B-17 ENID OK 73703	OAKWOOD MALL 2001, LLC	C/O J.HERZOG & SONS, INC. 1720 S. BELLAIRE ST. #1209 DENVER, CO 80222
12801 WEST SUNRISE BLVD SPACE 267 SUNRISE FL 33323-4012	SUNRISE MILLS,(MLP) LP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
850 HARTFORD TURNPIKE SPACE R203 WATERFORD CT 06385	CRYSTAL MALL LLC	C/O SIMON PROPERTY GROUP, L.P. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
850 HARTFORD TURNPIKE SPACE R203 WATERFORD CT 06385	CRYSTAL MALL LLC	C/O SIMON PROPERTY GROUP, L.P. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
6191 S STATE STREET, SUITE 329 MURRAY, UT 84107	FASHION PLACE, LLC	GENERAL GROWTH PROPERTIES, INC ATTN: GENERAL COUNSEL 110 NORTH WACKER DRIVE CHICAGO IL 60606
1200 E COUNTY LINE RD SPACE 169 RIDGELAND MS 39157	NORTHPARK MALL L.P.	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
205 W BLACKSTOCK RD, SUITE 790 SPARTANBURG SC 29301	WESTGATE MALL II, LLC	C/O CBL &ASSOCIATES MANAGEMENT INC 205 WEST BLACKSTOCK, SUITE 1 ATTN: LESLIE SMITH SPARTANBURG SC 29301
3101 N MAIN ST SPACE R03 ANDERSON SC 29621	SPG ANDERSON MALL LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
691 RICHMOND ROAD SPACE A27 RICHMOND HEIGHTS OH 44143	RICHMOND TOWN SQUARE MALL LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON SREET INDIANAPOLIS IN 46204
3500 OLEANDER DR STE A13 WILMINGTON NC 284030812	CENTRO INDEPENDENCE LLC	C/O CENTRO WATT 580 GERMANTOWN PIKE, SUITE 200 PLYMOUTH MEETING PA 19462
335 EASTVIEW MALL VICTOR NY 14564	EASTVIEW MALL, LLC	1265 SCOTTSVILLE ROAD ROCHESTER NY 14624
180 STATE ROUTE 35,STE 1216 EATONTOWN NJ 07724-2022	EATONTOWN MONMOUTH MALL LLC	C/O VORNADO REALTY L.P. 210 ROUTE 4 EAST ATTN: JOSEPH MACNOW PARAMUS NJ 07652
180 STATE ROUTE 35, STE 1216 EATONTOWN NJ 07724-2022	EATONTOWN MONMOUTH MALL LLC	C/O VORNADO REALTY L.P. 210 ROUTE 4 EAST ATTN: JOSEPH MACNOW PARAMUS NJ 07652
180 STATE ROUTE 35, STE 1216 EATONTOWN NJ 07724-2022	EATONTOWN MONMOUTH MALL LLC	210 ROUTE 4 EAST PARAMUS NJ 07652
325 W PIEDMONT DRIVE SPACE 290 DANVILLE VA 24540	PIEDMONT MALL PIEDMONT MALL L.L.C.	110 N. WACKER DRIVE CHICAGO IL 60606

4501 N MAIN STREET ROSWELL NM 88201	ASHLEY/KARNS/BAKER PROPERTIES, LTD.	THE ASHLEY COMPANY 2851 LAKEWOOD VILLAGE DRIVE NORTH LITTLE ROCK AR 72116
514 CODDINGTOWN CENTER SANTA ROSA CA 95401	4765 CODDINGTOWN MALL, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
10800 W PICO BLVD SPACE 251 LOS ANGELES CA 90064	MACERICH WESTSIDE PAVILION PROPERTY, LLC	C/O MACERICH PROPERTY MANAGEMENT COMPANY, LLC P.O. BOX 2172 401 WILSHIRE BLVD, STE. 700 SANTA MONICA CA 90407
4600 S MEDFORD DR SPACE 1340 LUFKIN TX 75901	LUFKIN GKD PARTNERS LP GK DEVELOPMENT	303 EAST MAIN STREET, SUITE# 201 BARRINGTON IL 60010
100 HWY 332 W SPACE 1538 LAKE JACKSON TX 77566	BRAZOS OUTLETS CENTER LLC	PRIME RETAIL, LP 217 EAST REDWOOD ST., 20TH FLR ATTN: OFFICE OF THE GENERAL COUNSEL BALTIMORE MD 21202
2100 S W S YOUNG DR, SUITE 1436 KILLEEN, TX 765435357	KILLEEN MALL, LLC	ASSET MANAGER: KILLEEN MALL 124 JOHNSON FERRY ROAD, NE ATLANTA GA 30328
2100 S W S YOUNG DR, SUITE 1436 KILLEEN TX 765435357	KILLEEN MALL, LLC	ASSET MANAGER: KILLEEN MALL 125 JOHNSON FERRY ROAD, NE ATLANTA GA 30329
223 REYNOLDS RD STE 79 JOHNSON CITY NY 13790	OAKDALE MALL ASSOCIATES LP	C/O VORNADO REALTY TRUST 210 ROUTE 4 EAST PARAMUS NJ 07652
2700 MIAMISBURG/CENTERVLE SPACE 284 DAYTON OH 45459	DAYTON MALL VENTURE LLC	C/O GLIMCHER DAYTON MALL, INC. ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
4700 MILHAVEN ROAD SPACE 1524 MONROE, LA 71203	PECANLAND MALL	GGP-PECANLAND, LP ATTN: LAW/LEASING ADMIN DEPT 110 NORTH WACKER DRIVE CHICAGO IL 60606
900 COMMONS DRIVE, SUITE 206 DOTHAN AL 36303	PR WIREGRASS COMMONS LLC	PREIT SERVICES, LLC GENERAL COUNSEL 200 SOUTH BROAD ST. 3RD FLR. PHILADELPHIA PA 19102
3701 MCKINLEY PKWY SUITE 208 BLASDELL NY 14219	MCKINLEY MALL, LLC	C/O STOLTZ MANAGEMENT OF DELAWARE, INC. 725 CONSHOHOCKEN STATE ROAD BALA CYNWYD PA 19004
555 BROADWAY SPACE 138 CHULA VISTA CA 919105382	CHULA VISTA CENTER, LLC	C/O GENERAL GROWTH PROP, INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606
1200 MORRIS TURNPIKE, SPACE B121 SHORT HILLS NJ 07078-2746	SHORT HILLS ASSOCIATES, LLC	200 EAST LONG LAKE ROAD P.O. BOX 200 BLOOMFIELD HILLS MI 48303-0200
755 ROUTE 18, SPACE 316 EAST BRUNSWICKNJ 08816	RUES PROPERTIES INC.	B.S. SHOPPING CENTER CORP. C/O EDWARD J. DEBARTOLO 7620 MARKET STREET YOUNGSTOWN, OH 44513

8200 PERRY HALL BLVD SPACE 2135 NOTTINGHAM MD21236	WHITE MARSH MALL	C/O WHITE MARSH MALL, LLC ATTN: LAW/LEASING ADMIN. DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
2385 W CHELTENHAM AVE, SPACE 372 PHILADELPHIA PA19150	THOR CHELTENHAM MALL, LP	C/O THOR EQUITIES, LLC 25 WEST 39TH STREET, 11TH FLOOR NEW YORK NY 10018
2501 BURLINGTON-MT HOLLY SPACE 149 BURLINGTON NJ 08016	GP-BURLINGTON, LLC	JAGER MANAGEMENT 610 OLD YORK ROAD, SUITE# 310 JENKINTOWN PA 19046
2500 MORELAND ROAD SPACE 3065 WILLOW GROVE PA 19090	WG PARK, L.P.	C/O PREIT SERVICES LLC 200 SOUTH BROAD STREET, THIRD FLOOR PHILADELPHIA PA 19102
2500 MORELAND ROAD, SPACE 3065 WILLOW GROVE PA 19090	WG PARK, L.P.	C/O PREIT SERVICES LLC 200 SOUTH BROAD STREET, THIRD FLOOR PHILADELPHIA PA 19102
3320 US HWY 1 UNIT 218 LAWRENCEVILLE NJ 08648	LAWRENCE ASSOCIATES	C/O KRAVCO COMPANY 234 MALL BOULEVARD P.O. BOX 1528 KING OF PRUSSIA, PA 19406
3320 US HWY 1 UNIT 218 LAWRENCEVILLE, NJ 08648	QUAKER BRIDGE MALL	151 QUAKER BRIDGE MALL LAWRENCEVILLE, NJ 08649
1365 N DUPONT HIGHWAY, SUITE 5032 DOVER DE 19901	DOVER MALL LIMITED PARTNERSHIP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
1000 RIVERGATE PARKWAY, SUITE 1680 GOODLETTSVILLE, TN 37072	RIVERGATE MALL LIMITED PARTNERSHIP	CBL & ASSOCIATES PROPERTIES CBL CENTER 2030 HAMILTON PLACE BLVD. SUITE 500 CHATTANOOGA TN 37421-6000
2401 LIBERTY HEIGHTS AVE, SUITE 3048 BALTIMORE MD 21215-8063	MONDAWMIN BUSINESS TRUST	GENERAL GROWTH PROPERTIES, INC. 110 N. WACKER DRIVE CHICAGO IL 60606
2401 LIBERTY HEIGHTS AVE, SUITE 3048 BALTIMORE MD 21215-8063	MONDAWMIN BUSINESS TRUST	GENERAL GROWTH PROPERTIES, INC. 110 N. WACKER DRIVE CHICAGO IL 60606
226 LEHIGH VALLEY MALL WHITEHALL PA 18052	LEHIGH VALLEY MALL	250 LEHIGH VALLEY MALL WHITEHALL PA 18052
354 JACKSONVILLE MALL JACKSONVILLE NC 28546	PR JACKSONVILLE LP.	C/O PREIT SERVICES, LLC ATTN: GENERAL COUNSEL 200 SOUTH BROAD ST., SUITE 300 PHILADELPHIA PA 19102
2009 HIGHWAY 35 MIDDLETOWN NJ 077481830	ITA PROPERTIES, LLC	C/O SB MANAGEMENT CORPORATION 433 NORTH CAMDEN, SUITE 1070 BEVERLY HILLS CA 90210

FOOT LOCKER SPECIALTY, INC.

STREET ADDRESS OF LEASED PROPERTY	LESSOR	LESSOR’S CONTACT INFORMATION
7101 DEMOCRACY BLVD SPACE 1126 BETHESDA MD 20817	MONTGOMERY MALL LLC	11601 WILSHIRE BLVD., 12TH FLOOR ATTN: LEGAL DEPT. LOS ANGELES CA 90025
2000 ROUTE 38, SUITE 1030 CHERRY HILL NJ 08002	CHERRY HILL CENTER LLC	PREIT SERVICES LLC 200 SOUTH BROAD STREET, 3RD FLOOR PHILADELPHIA PA 19102

2000 ROUTE 38, SUITE 1030 CHERRY HILL NJ 08002	CHERRY HILL CENTER LLC	PREIT SERVICES LLC 200 SOUTH BROAD STREET, 3RD FLOOR PHILADELPHIA PA 19102
11160 VIERS MILL ROAD SPACE P-207 WHEATON, MD 20902	WHEATON PLAZA REGIONAL SHOPPING CENTER LLP	ATTN: LEGAL DEPARTMENT 11601 WILSHIRE BLVD. 11TH FLOOR LOS ANGELES, CA 90025
197 WESTBANK EXP, SUITE 1105 GRETNA, LA 70053	OAKWOOD CENTER	OAKWOOD SHOPPING CENTER LP ATTN: LAW/LEASE DEPARTMENT 110 NORTH WACKER DRIVE CHICAGO, IL 60606
1209 SOUTHLAND MALL MEMPHIS, TN 38116	SOUTHLAND MALL SHOPPING CENTER LLC	1215 SOUTHLAND MALL MEMPHIS, TN 38116
8200 PERRY HALL BLVD SPACE 2065 NOTTINGHAM, MD 21236	WHITE MARSH MALL	C/O WHITE MARSH MALL, LLC ATTN: LAW/LEASING ADMIN. DEPT 110 N. WACKER DRIVE CHICAGO, IL 60606
2000 ROUTE 38, SUITE 1550 CHERRY HILL, NJ 08002	CHERRY HILL CENTER LLC	PREIT SERVICES LLC 200 SOUTH BROAD STREET, 3RD FLOOR PHILADELPHIA, PA 19102
525 F.D. ROOSEVELT SPACE 30B SAN JUAN PR 00918	PLAZA LAS AMERICAS, INC.	P.O. BOX 363268 SAN JUAN, PR 00936-3268
11160 VIERS MILL RD SPACE H-4 WHEATON MD 20902	WHEATON PLAZA REGIONAL SHOPPING CENTER LLP	ATTN: LEGAL DEPARTMENT 11601 WILSHIRE BLVD, 11TH FLOOR LOS ANGELES CA 90025
5000 SHELBYVILLE RD SPACE 1790 LOUISVILLE KY 40207	MSM PROPERTY LLC	110 NORTH WACKER DRIVE ATT: LAW/LEASING ADMINISTRATION DEPARTMENT CHICAGO IL 60606
5000 SHELBYVILLE RD SPACE 1790 LOUISVILLE KY 40207	MSM PROPERTY LLC	110 NORTH WACKER DRIVE ATT: LAW/LEASING ADMINISTRATION DEPARTMENT CHICAGO IL 60606
2006 LAYTON HILLS MALL SUITE D8 LAYTON UT 84041-2105	LAYTON HILLS MALL CMBS, LLC	CBL & ASSOCIATES MGMT, INC. ATTN: GENERAL MANAGER 1076 LAYTON HILLS MALL LAYTON UT 84041
1165 ANNAPOLIS MALL ANNAPOLIS MD 21401-3073	ANNAPOLIS MALL LIMITED	PARTNERSHIP 11601 WILSHIRE BOULEVARD, 12TH FL.; ATTN: LEGAL DEPARTMENT LOS ANGELES CA 90025
3800 STATE RD 16 STE 133 LA CROSSE WI 54601-1828	PR VALLEY VIEW LIMITED	PARTNERSHIP C/O PREIT SERVICES, LLC 200 SOUTH BROAD ST.,3RD FLOOR PHILADELPHIA PA 19102
709 INDUSTRY DRIVE BLDG 17 TUKWILA WA 98188	BLUE DOG PROPERTIES TRUST	REIT MANAGEMENT & RESEARCH LLC 9 GALEN STREET WATERTOWN MA 02472
15TH STREET EAST SARASOTA FL 34243	RONALD BENDERSON AND DAVID H. BALDAUF	570 DELAWARE AVENUE BUFFALO NY 14202
2809 N PRINCE STREET SPACE 161 CLOVIS NM 88101	PRICE FINANCING PARTNERSHIP, L.P. PARTNERSHIP, LP	NORTH PLAINS MALL 110 N. WACKER DRIVE LAW/LEASE ADMIN DEPT. CHICAGO IL 60606

7101 DEMOCRACY BLVD BETHESDA MD 20817	MONTGOMERY MALL LLC	11601 WILSHIRE BLVD., 12TH FLOOR ATTN: LEGAL DEPT. LOS ANGELES CA 90025
5080 RIVERSIDE DRIVE, SUITE 310 MACON GA 31210	SHOPPES AT RIVER CROSSING	C/O SHOPPES AT RIVER CROSSING, LLC 110 N. WACKER DR. ATTN: LAW/LEASE ADMIN. DEPT. CHICAGO IL 60606
2441 FOOTHILL BLVD SPACE 29 ROCK SPRINGS WY 82901	WHITE MOUNTAIN MALL, LLC	110 NORTH WACKER DRIVE CHICAGO IL 60606
10450 S STATE STREET, SUITE 1400 SANDY UT 84070	MACERICH SOUTH TOWNE LIMITED PARTNERSHIP	C/O MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD. SUITE 700 SANTA MONICA CA 90401
2000 ROUTE 38, SUITE 1055 CHERRY HILL NJ 08002	CHERRY HILL CENTER LLC	PREIT SERVICES LLC 200 SOUTH BROAD STREET, 3RD FLOOR PHILADELPHIA PA 19102
4444 1ST AVE NE SPACE 79 CEDAR RAPIDS IA 52402	SDG MACERICH PROPERTIES L.P.	C/O MACERICH COMPANY 401 WILSHIRE BLVD. STE 700 P.O. BOX 2172 SANTA MONICA CA 90407-2172
197 WESTBANK EXP, SUITE 1020 GRETNA LA 70053	OAKWOOD CENTER	OAKWOOD SHOPPING CENTER LP ATTN: LAW/LEASE DEPT. 110 N WACKER DRIVE CHICAGO IL 60606
525 F.D. ROOSEVELT SPACE 30C SAN JUAN PR 00918	PLAZA LAS AMERICAS, INC.	P.O. BOX 363268 SAN JUAN PR 00936-3268
55 PARSONAGE ROAD UNIT 327 EDISON NJ 08837	SHOPPING CENTER ASSOCIATES	C/O SIMON PROPERTY GROUP 225 W.WASHINGTON STREET INDIANAPOLIS IN 46204
55 PARSONAGE ROAD UNIT 327 EDISON NJ 08837	SHOPPING CENTER ASSOCIATES	C/O SIMON PROPERTY GROUP 225 W.WASHINGTON STREET INDIANAPOLIS IN 46204
55 PARSONAGE ROAD UNIT 327 EDISON NJ 08837	SHOPPING CENTER ASSOCIATES	C/O SIMON PROPERTY GROUP 225 W.WASHINGTON STREET INDIANAPOLIS IN 46204
825 DULANEY VALLEY ROAD TOWSON MD 21204	TOWSON TC LLC	GENERAL GROWTH PROPERTIES, INC. COLUMBIA REGIONAL OFFICE 10275 LITTLE PATUXENT PARKWAY COLUMBIA MD 21044
7109 M LUTHER KING JR HWY LANDOVER MD 20785-4079	FOG CAP RETAIL INVESTORS LLC	1410 SW JEFFERSON STREET PORTLAND OR 97201
1626 WASHINGTON AVE MIAMI BEACH FL 331393107	420 LINCOLN ROAD ASSOC., LTD	420 LINCOLN ROAD, SUITE# 329 MIAMI BEACH FL 33139
14136 BAXTER DRIVE, SUITE 66 BAXTER MN 56425	DEVELOPERS DIVERSIFIED	REALTY CORPORATION 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
3333 BUFORD DRIVE BUFORD GA 30519	MALL OF GEORGIA, LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204

180 COBB PARKWAY SOUTH, SUITE C11 MARIETTA GA 30060	MARIETTA II (E&A), LLC	C/O E&A INVESTMENTS, LP PO BOX 528 COLUMBIA SC 29201
WEST 5309 COLONIAL DRIVE ORLANDO FL 32808	PINE HILLS CRP, LLC	RAM REALTY SERVICES 4801 PGA BLVD. PALM BEACH GARDENS FL 33418
1530 ANNAPOLIS MALL ANNAPOLIS MD 21401-3087	ANNAPOLIS MALL LIMITED	PARTNERSHIP 11601 WILSHIRE BOULEVARD, 12TH FL.;ATTN:LEGAL DEPARTMENT LOS ANGELES CA 90025
2401 LIBERTY HEIGHTS AVE, SUITE 3030 BALTIMORE MD 21215-8019	MONDAWMIN BUSINESS TRUST	GENERAL GROWTH PROPERTIES, INC. 110 N. WACKER DRIVE CHICAGO IL 60606
1485 POLE LINE RD E SPACE 225 TWIN FALLS ID 83301	WOODBURY CORPORATION	C/O MAGIC VALLEY MALL LLC 2733 EAST PARLEYS WAY, SUITE# 300 SALT LAKE CITY UT 84109-1662
215 E FOOTHILLS PKWY SPACE 232 FORT COLLINS CO 80525	GGP-FOOTHILLS L.L.C.	C/O GENERAL GROWTH 110 NORTH WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
1303 CUMBERLAND MALL ATLANTA GA 30339-3133	CUMBERLAND MALL, LLC	C/O GGP 110 NORTH WACKER DRIVE ATTN:LAW/LEASE ADMIN CHICAGO IL 60606
2929 TURNER HILL ROAD SPACE 1170 LITHONIA GA 30038	STONECREST MALL SPE, LLC	TERMINAL TOWER 50 PUBLIC SQUARE - SUITE 1360 CLEVELAND OH 44113-2267
3243 BEL AIR MALL MOBILE AL 36606	MARELDA BEL AIR MALL LLC	GREGORY GREENFIELD & ASSOCIATES, LTD. 124 JOHNSON FERRY RD. NE ASSET MANAGER ATLANTA GA 30328
958 LOGAN VALLEY MALL ALTOONA PA 16602	PR LOGAN VALLEY LP.	PREIT SERVICES, LLC 200 SOUTH BROAD ST. 3RD FLOOR ATTN: GENERAL COUNSEL PHILADELPHIA PA 19102
1058 W CLUB BLVD SPACE 125 DURHAM NC 27701	NORTHGATE ASSOCIATES LLLP	P.O. BOX 2476 DURHAM NC 27715-2476
5300 S 76TH STREET SPACE 190 GREENDALE WI 53129-1144	SOUTHRIDGE LIMITED PARTNERSHIP	SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
5953 WEST PARK AVE, SUITE 2021 HOUMA LA 70364	REVENUE PROPERTIES SOUTHLAND LIMITED PARTNERSHIP	C/O REVENUE PROPERTIES MGMT CO. INC. 2542 WILLIAMS BLVD. KENNER LA 70062
3401 DALE ROAD SPACE N-18 MODESTO CA 95356	MACERICH VINTAGE FAIRE LIMITED PARTNERSHIP	CENTER MANAGER 3401 DALE ROAD, SUITE# 483 MODESTO CA 95356
2021 N HIGHLAND AVE SPACE B-4 JACKSON TN 38305	OLD HICKORY MALL VENTURE II, LLC	C/O CBL & ASSOCIATES MANAGEMENT, INC SUITE 500-CBL CENTER 2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421

410 FOUR SEASONS TOWN CTR, SUITE 247 GREENSBORO NC 274074743	FOUR SEASONS TOWN CENTER	GGP-FOUR SEASONS LLC 110 NORTH WACKER DRIVE ATTN:LAW/LEASE ADMINISTRATION CHICAGO IL 60606
11355 W 95TH ST SPACE 03 OVERLAND PARK KS 66214	OAK PARK MALL, LLC	C/O CBL & ASSOCIATES MGMT, INC. SUITE 500-CBL CENTER 2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421
105 THE MALL AT STEAMTOWN SCRANTON PA 18503-2035	STEAMTOWN MALL PARTNERS, L.P.	C/O PRIZM ASSET MANAGEMENT CO. 4500 PERKIOMEN AVENUE READING PA 19606
3500 E WEST HWY HYATTSVILLE MD 20782	PREIT SERVICES, LLC	ATTN: GENERAL COUNSEL 200 SOUTH BROAD STREET, 3RD FLOOR PHILADELPHIA PA 19102
436 W PRIEN LAKE ROAD LAKE CHARLES LA 70601	SPG PRIEN, LLC	SIMON PROPERTY GROUP LP MS MANAGEMENT ASSOCIATES INC 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
1800 NE EVANGELINE SPACE B-3 LAFAYETTE LA 70501	NORTHGATE PRIME, LP	P.O. BOX 271743 ATTN; THOMAS E. MORRIS FLOWER MOUND TX 75027-1743
2701 DAVID MCLEOD BLVD SPACE 1440 FLORENCE SC 29501	PR MAGNOLIA LLC	C/O PREIT SERVICES, LLC 200 SOUTH BROAD STREET, SUITE 300 PHILADELPHIA PA 19102
9481 CORTANA PLACE BATON ROUGE LA 70815	CORTANA MALL LLC	C/O JANOFF & OLSHAN, INC. 654 MADISON AVENUE, SUITE 1205 NEW YORK NY 10021
9481 CORTANA PLACE BATON ROUGE LA 70815	CORTANA MALL LLC	C/O JANOFF & OLSHAN, INC. 656 MADISON AVENUE, SUITE 1207 NEW YORK NY 10023
197 WESTBANK EXP, SUITE 1270 GRETNA LA 70053	OAKWOOD CENTER	OAKWOOD SHOPPING CENTER LP ATTN: LAW/LEASE DEPT. 110 N WACKER DRIVE CHICAGO IL 60606
12300 NORTH FREEWAY SPACE 412 HOUSTON TX 77060	GPM HOUSTON PROPERTIES, LTD.	12300 NORTH FREEWAY, SUITE 208 HOUSTON TX 77060
1815 HAWTHORNE BLVD, SUITE 106 REDONDO BEACH CA 902783429	SOUTH BAY CENTER, LLC	C/O FOREST CITY MGMT., INC. COMMERCIAL DIV./TERMINAL TOWER 50 PUBLIC SQUARE, SUITE 1100 CLEVELAND, OH 44113-2203
318 LOS CERRITOS CENTER CERRITOS CA 90703-5425	MACERICH CERRITOS, LLC	MANAGEMENT OFFICE 239 LOS CERRITOS CENTER CERRITOS CA 90703-5422
1004 TOWN EAST MALL MESQUITE TX 75150	TOWN EAST MALL PARTNERSHIP	C/O GENERAL GROWTH MGMT., INC. 110 NORTH WACKER DRIVE ATTN: SR. VICE PRESIDENT-MGMT. CHICAGO IL 60606
5647 CENTRAL AVENUE CHARLOTTE NC 28212	CHARLOTTE EASTLAND MALL, LLC	C/O GLIMCHER EASTLAND, INC. ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215

1401 W ESPLANADE AVE KENNER LA 70065	ESPLANADE MALL L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
130 SERRAMONTE CENTER DALY CITY CA 94015	DALY CITY SERRAMONTE CNTR, LLC	C/O JONES LANG LASALLE 3 SERRAMONTE BLVD DALY CITY CA 94015
4325 GLENWOOD AVE SPACE L121 RALEIGH NC 27612	CVM HOLDINGS, LLC	MANAGEMENT OFFICE 4325 GLENWOOD AVENUE RALEIGH NC 27612
3503 HARRISBURG MALL HARRISBURG PA 17111-1210	TD BANK, NA.	RE: HARRISBURG MALL P.O. BOX 95000-3625 PHILADELPHIA PA 19195-0001
9301 TAMPA AVENUE, SUITE 189 NORTHRIDGE CA 91324	NORTHRIDGE FASHION CENTER	U.K.-AMERICAN PROPERTIES, INC. 110 N. WACKER DRIVE ATTN: LAW/LEASE ADMIN DEPT CHICAGO IL 60606
16535 SOUTHWEST FREEWAY SPACE 250 SUGAR LAND TX 77479	FIRST COLONY MALL	C/O FIRST COLONY MALL, LLC ATTN: LAW/LEASE ADMINISTRATION DEPARTMENT 110 N. WACKER DRIVE CHICAGO IL 60606
6002 SLIDE ROAD PO BOX 68452 LUBBOCK TX 79414	MACERICH LUBBOCK LIMITED PARTNERSHIP	MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BOULEVARD, STE 700 SANTA MONICA CA 90401
621 N BERKELEY BLVD, SUITE K GOLDSBORO NC 275343470	BERKELEY MALL, LLC	720 SOUTH LAFAYETTE ST. P.O. BOX 146 SHELBY NC 28150
3650 W M LUTHER KING BLVD SPACE 181 LOS ANGELES CA 90008	CAPRI URBAN BALDWIN, LLC	300 NORTH LAKE AVENUE, SUITE# 620 PASADENA CA 91101
3620 IRVING MALL IRVING TX 75062	SIMON PROPERTY GROUP (TEXAS), LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
2401 LIBERTY HEIGHTS AVE SPACE 3011 BALTIMORE MD 21215-8065	MONDAWMIN BUSINESS TRUST	GENERAL GROWTH PROPERTIES, INC. 110 N. WACKER DRIVE CHICAGO IL 60606
3811 S COOPER ST, SUITE 1134 ARLINGTON TX 76015	THE PARKS AT ARLINGTON, LLC	3811 S. COOPER ST- STE.2206 ARLINGTON TX 76015
3811 S COOPER ST, SUITE 1134, ARLINGTON TX 76015	THE PARKS AT ARLINGTON, LLC	3811 S. COOPER ST- STE.2206 ARLINGTON TX 76015
7101 DEMOCRACY BLVD BETHESDA MD 20817	MONTGOMERY MALL LLC	11601 WILSHIRE BLVD. 12TH FLOOR ATTN: LEGAL DEPT. LOS ANGELES CA 90025
1100 N WESLEYAN BLVD SPACE 3018 ROCKY MOUNT NC 27804	HENDON GOLDEN EAST LLC	C/O HENDON PROPERTIES 3445 PEACHTREE ROAD NE, SUITE 465 ATLANTA GA 30326
171 PASADENA TOWN SQAURE PASADENA TX 77506	PASADENA MALL INVESTMENTS, LTD	PASADENA TOWN SQUARE 171 PASADENA TOWN SQUARE PASADENA TX 77506

4950 PACIFIC AVENUE, SUITE 103 STOCKTON CA 95207	WTM GLIMCHER LLC	GLIMCHER PROPERTIES LP ATTN: GENERAL COUNSEL 150 EAST GAY STREET COLUMBUS OH 43215
6301 NW LOOP 410 SAN ANTONIO TX 78238	INGRAM PARK MALL, L.P.	C/O M.S. MANAGEMENT ASSOCS, INC NATIONAL CITY CENTER 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
1689 ARDEN WAY, SUITE 1350 SACRAMENTO CA 95815	ARDEN FAIR ASSOCIATES LP	MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD,SUITE 700 SANTA MONICA CA 90407
1689 ARDEN WAY,SUITE 1350 SACRAMENTO CA 95815	ARDEN FAIR ASSOCIATES LP	MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD,SUITE 700 SANTA MONICA CA 90407
1105 METROCENTER JACKSON MS 39209	JACKSON METROCENTER MALL LTD.	CANNON COMMERCIAL RE: METROCENTER MALL 10850 WILSHIRE BLVD. STE 1050 LOS ANGELES CA 90024
338 CODDINGTOWN CENTER SANTA ROSA CA 95401	4765 CODDINGTOWN MALL, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
118 CHRISTIANA MALL NEWARK DE 19702-3202	CHRISTIANA MALL	CHRISTIANA MALL, LLC LAW/LEASE ADMINISTRATION DEPT. 110 NORTH WACKER DRIVE CHICAGO IL 60606
11160 VIERS MILL RD SPACE G-7 WHEATON MD 20902	WHEATON PLAZA REGIONAL SHOPPING CENTER LLP	ATTN: LEGAL DEPARTMENT 11601 WILSHIRE BLVD, 11TH FLOOR LOS ANGELES CA 90025
7401 MARKET STREET SPACE 227 BOARDMAN OH 44512	SIMON CAPITAL GP	M.S. MANAGEMENT ASSOCIATES INC 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
2713A EASTLAND MALL UNIT D-5 COLUMBUS OH 43232	EM COLUMBUS II, LLC	C/O GLIMCHER PROPERTIES LIMITED PARTNERSHIP ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
500 ROUTE 18 STE 504 MONACA PA 15061-2310	PR BEAVER VALLEY LIMITED PARTNERSHIP	C/O PREIT SERVICES LLC 200 SOUTH BROAD STREET THE BELLEVUE, THIRD FLOOR PHILADELPHIA PA 19102
PO BOX 8948 FRAGOSO AVENUE CAROLINA PR 00988-8948	PLAZA CAROLINA MALL, L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
2329 COTTMAN AVENUE SPACE 43 & 44 PHILADELPHIA PA 19149	NEW PLAN REALTY TRUST, LLC	C/O CENTRO PROPERTIES GROUP 420 LEXINGTON AVENUE, SEVENTH FLOOR NEW YORK NY 10170
6001 AIRPORT BLVD SPACE 2470 AUSTIN TX 78752	HIGHLAND MALL	C/O HIGHLAND MALL LIMITED PARTNERSHIP ATTN: LAW/LEASE ADMINISTRATION DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606

1133 SAINT VINCENT AVE SPACE 370 SHREVEPORT LA 71104	MALL ST VINCENT	C/O GENERAL GROWTH MGMT INC. 110 N. WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
2160 GLENDALE GALLERIA GLENDALE CA 91210	GLENDALE GALLERIA	GLENDALE I MALL ASSOCIATES, LLC 110 N. WACKER DRIVE ATTN: LAW/LEASE ADMINISTRATION CHICAGO IL 60606
6155 EASTEX FREEWAY SPACE 330/332 BEAUMONT TX 77706	PARKDALE MALL, LLC	C/O CBL & ASSOCIATES MGMT. INC SUITE 500 - CBL CENTER 2030 HAMILTON PLACE BOULEVARD CHATTANOOGA TN 37421
2310 SW MILITARY DRIVE SPACE 136 SAN ANTONIO TX 78224	B & B SOUTH PARK MALL, LLC	ATTN: ASSET MANAGER, SOUTH PARK 124 JOHNSON FERRY ROAD, NE ATLANTA GA 30328
10000 EMMETT F LOWRY EX SPACE 1310 TEXAS CITY TX 77591	BRENTWOOD GROUP 1 & 2	10,000 EMMETT F. LOWRY, SUITE 0001 TEXAS CITY TX 77591
520 MERCED MALL MERCED CA 95340	CODDING ENTERPRISES	C/O MERCED MALL LTD. 1400 VALLEY HOUSE DRIVE, SUITE# 100 ROHNERT PARK CA 94928
317 JACKSONVILLE MALL JACKSONVILLE NC 28546	PR JACKSONVILLE LP.	C/O PREIT SERVICES, LLC ATTN: GENERAL COUNSEL 200 SOUTH BROAD ST., SUITE 300 PHILADELPHIA PA 19102
710 GULFGATE CENTER MALL HOUSTON TX 77087-3026	HOUSTON GULFGATE PARTNERS, L.P	C/O WULFE & CO. 12 GREENWAY PLAZA, SUITE 1500 HOUSTON TX 77046
5329 WEST CENTINELA AVE LOS ANGELES CA 90045-2003	GRAND LADERA, LLC	3201 WILSHIRE BLVD SANTA MONICA CA 90403
141 E EAST WILLOW ST LONG BEACH CA 90806	POLOS WRIGLEY LLC	FESTIVAL MGMT CORP 9841 AIRPORT BLVD, SUITE# 700 LOS ANGELES CA 90045
4801 OUTER LOOP RD SPACE C-548 LOUISVILLE KY 40219	JEFFERSON MALL COMPANY II, LLC	CBL & ASSOCIATES MGMT, INC CBL CENTER CENTER, SUITE 500 2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421
8200 PERRY HALL BLVD SPACE 1400 NOTTINGHAM MD 21236	WHITE MARSH MALL	C/O WHITE MARSH MALL, LLC ATTN: LAW/LEASING ADMIN. DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
475 THE PROMENADE N SPACE D120 LONG BEACH CA 90802-2481	CITY PLACE LONG BEACH LLC	TEC PROPERTY MANAGEMENT INC 9200 W. SUNSET BLVD PENTHOUSE 9 WEST HOLLYWOOD CA 90069
3561 WEST CENTURY BLVD SPACE D & E INGLEWOOD CA 90303	INDUK CHAI	454 SURFVIEW DRIVE PACIFIC PALISADES CA 90272
13534 EUCLID STREET EAST CLEVELAND OH 44112	FOREST HILLS S/C	C/O ZAREMBA GROUP, LLC 14600 DETROIT AVE CLEVELAND OH 44107

3931 7TH STREET LOUISVILLE KY 40216	SOUTHLAND TERRACE S/C, LLC	C/O GJ REALTY COMPANY 16 EAST 34TH SREET, 16TH FLOOR NEW YORK NY 10016-4328
495 E SHAW AVE FRESNO CA 93710-7600	MACERICH FRESNO LP	C/O THE MACERICH COMPANY P.O. BOX 2172 401 WILSHIRE BLVD. - SUITE 700 SANTA MONICA CA 90407
1142 SAN JACINTO MALL BAYTOWN TX 77521	SJM REALTY	C/O SAN JACINTO MALL 1496 SAN JACINTO MALL ATTN: WILL DEANE BAYTOWN TX 77521
2100 S W S YOUNG DR,SUITE 1050 & H2667 KILLEEN TX 765435333	KILLEEN MALL, LLC	ASSET MANAGER: KILLEEN MALL 124 JOHNSON FERRY ROAD, NE ATLANTA GA 30328
455 SOUTH BIBB AVE EAGLE PASS TX 78852	ENTERPRISE EAGLE PASS ASSOCIATES, LP	C/O ENTERPRISE ASSET MGMT, INC. 521 FIFTH AVE SUITE 1804 NEW YORK NY 10175
6001 W WACO DRIVE SPACE 50A WACO TX 76710	CBL RM-WACO, LLC	CBL & ASSOCIATES MGMNT, INC. SUITE 500/ CBL CENTER 2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421
1269 SOUTHLAND MALL MEMPHIS TN 38116-7807	SOUTHLAND MALL SHOPPING CENTER LLC	1215 SOUTHLAND MALL MEMPHIS TN 38116
4400D NORTH FREEWAY, SUITE 300 HOUSTON TX 77022-3645	NORTHLINE MALL LIMITED PARTNERSHIP	C/O BERENSON ASSOCIATES, INC ONE EXETER PLAZA BOSTON MA 02116
5488 S PADRE ISLAND DR SPACE 1434 CORPUS CHRISTI TX 78411	CORPUS CHRISTI RETAIL VENTURE, LP	C/O TRADEMARK PROPERTY CO. ATTN: FRED WALTERS @ LA PALMERA 5488 SOUTH PADRES ISLAND DRIVE CORPUS CHRISTI TX 78411
7857 EASTPOINT MALL BALTIMORE MD 21224	THOR EASTPOINT MALL LLC	C/O THOR EQUITIES LLC 25 WEST 39TH STREET. 11TH FLOOR NEW YORK NY 10018
3054 DOVER MALL SPACE 2032 DOVER DE 19901	DOVER MALL LIMITED PARTNERSHIP	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
861 P CAPITAL CENTRE BLVD UPPER MARLBORO MD 20774-4810	CAPITAL CENTRE, LLC	C/O INLAND NORTHWEST MANAGEMENT CORP. 6564 REISTERSTOWN ROAD BALTIMORE MD 21215
8133 N GRANDVILLE WOODS MILWAUKEE WI 53223	LAMIDA GROUP, LLC	4695 LAKE FOREST DRIVE, SUITE 100 CINCINNATI OH 45242
10300 LITTLE PATUXENT PKY SPACE 1102 COLUMBIA MD 21044	THE MALL IN COLUMBIA	C/O THE MALL IN COLUMBIA BUSINESS TRUST ATTN: LAW/LEASE ADMINISTRATION DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
11160 VIERS MILL RD SPACE G-3 WHEATON MD 20902-2542	WHEATON PLAZA REGIONAL SHOPPING CENTER LLP	ATTN: LEGAL DEPARTMENT 11601 WILSHIRE BLVD, 11TH FLOOR LOS ANGELES CA 90025
1330 ANNAPOLIS MALL ANNAPOLIS MD 21401	ANNAPOLIS MALL LIMITED	PARTNERSHIP 11601 WILSHIRE BOULEVARD, 12TH FL.;ATTN:LEGAL DEPARTMENT LOS ANGELES CA 90025

1251 US 31 NORTH SPACE F06D GREENWOOD IN 46142	SIMON PROPERTY GROUP LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
2615 MEDICAL CTR PKWY, SUITE 1330 MURFREESBORO TN 37129	CF MURFREESBORO ASSOCIATES	COUSINS PROPERTIES INCORPORATED 191 PEACHTREE STREET, SUITE 3600 ATLANTA GA 30303-1740
SPACE B2 ST. CROIX VI 00820	SUNNY ISLE DEVELOPERS LLC	P.O. BOX 5994 SUNNY ISLE STATION CHRISTIANSTAD ST. CROIX VI 00823
6175 OLD NATIONAL HWY, SUITE 120 ATLANTA GA 30349,4400	DBSI OLD NATIONAL TOWN CENTER LEASECO LLC	ATTN: LEASING DEPARTMENT 12426 W. EXPLORER DRIVE, SUITE 100 BOISE ID 83713
3529 DILLON DRIVE PUEBLO CO 81008	PM LENDING, LLC	C/O GEM INVESTORS, INC. 900 NORTH MICHIGAN AVENUE, SUITE 1400 CHICAGO IL 60611
1250 SOUTH HOVER STREET UNIT 22 LONGMONT CO 80501	PANATTONI DEVELOPMENT COMPANY, LLC	ATTN: WILL DAMRATH 4601 DTC PARKWAY, SUITE 650 DENVER CO 80237
1710 BRIARGATE BLVD SPACE 731 COLORADO SPRINGS CO 80920	CHAPEL HILLS MALL L.L.C.	GENERAL GROWTH MGMT., INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606
1111 E ARMY POST ROAD, SUITE 436 DES MOINES IA 50315	SDG MACERICH PROPERTIES, L.P.	SOUTHRIDGE MALL 1111 E. ARMY POST ROAD DES MOINES IA 50315
1111 E ARMY POST ROAD, SUITE 436 DES MOINES IA 50315	SDG MACERICH PROPERTIES, L.P.	SOUTHRIDGE MALL 1111 E. ARMY POST ROAD DES MOINES IA 50315
1551 VALLEY WEST DRIVE, SUITE 118A WEST DES MOINES IA 50266	VALLEY WEST DM	C/O WATSON CENTERS, INC. 3100 WEST LAKE STREET, SUITE 420 MINNEAPOLIS MN 55416-4599
2300 EAST 17TH STREET, SUITE 1145 IDAHO FALLS ID 83404	GRAND TETON MALL	C/O PRICE-ASG, LLC ATTN: LAW/LEASE ADMIN. DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606
7200 HARRISON AVENUE UNIT F 131 ROCKFORD IL 61112	CBL/CHERRYVALE MALL, LLC	CBL & ASSOCIATES MGMT INC. 2030 HAMILTON PLACE BOULEVARD, SUITE 500 CHATTANOOGA TN 37421-6000
2601 CENTRAL AVENUE DODGE CITY KS 67801	DCM LIMITED, LLC	2601 CENTRAL DODGE CITY KS 67801
2214 EAST KANSAS 7 GARDEN CITY KS 67846	GALILEO CMBS T1 HL LLC	ERT AUSTRALIAN MANAGEMENT LP 420 LEXINGTON AVENUE, 7TH FL NEW YORK NY 10170
1201 PAUL BUNYAN DR NW BEMIDJI MN 56601	DEVELOPERS DIVERSIFIED REALTY	3300 ENTERPRISE PARKWAY P.O. BOX 228042 BEACHWOOD OH 44122
8251 FLYING CLOUD DR SPACE 2008 EDEN PRAIRIE MN 55344	EDEN PRAIRIE MALL L.L.C.	C/O GENERAL GROWTH PROP. INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606

163 ROSEDALE CENTER ROSEVILLE MN 55113	PPF RTL ROSEDALE SHOPPING CENTER, LLC	MORGAN STANLEY REAL ESTATE ADVISOR, INC. ATTN: JENNIE PRIES 1585 BROADWAY NEW YORK NY 10036
1605 SOUTH FIRST STREET WILLMAR MN 56201	KANDI MALL 1999, LLC	C/O J. HERZOG & SONS, INC. 1720 SOUTH BELLAIRE STREET, SUITE 1209 DENVER CO 80222
2400 TENTH STREET SW SPACE 354 MINOT ND 58701	MINOT DAKOTA MALL LLC	PRIME RETAIL LP ATT: OFFICE OF GENERAL COUNSEL 217 EAST REDWOOD ST 20TH FL BALTIMORE MD 21202
82 GATEWAY MALL LINCOLN NE 68505-2433	WEA GATEWAY LLC	C/O WESTFIELD CORPORATION, INC 11601 WILSHIRE BOULEVARD, 12TH FLOOR/ATTN:LEGAL DEPARTMENT LOS ANGELES CA 90025
3315 6TH AVE SE STE 6 ABERDEEN SD 57401-5541	RUBLOFF TRI-STATE LAKEWOOD PORTFOLIO, L.L.C.	RUBLOFF DEVELOPMENT GROUP, INC 4949 HARRISON AVENUE. SUITE 200 ROCKFORD IL 1108
1300 NORTH MAIN STREET, SUITE 1107 LOGAN UT 84341-2225	PRICE FINANCING PRTNERSHIP, LP	C/O JP REALTY, INC. 36 CENTURY PARK-WAY SALT LAKE CITY UT 84115
74 EAST TOWNE MALL MADISON WI 53704	MADISON/EAST TOWNE, LLC	CBL & ASSOCIATES, MANAGEMENT INC CBL CENTER STE 500 2030 HAMILTON PLACE BLVD CHATTANOOGA TN 37421-6000
197 BAY PARK SQUARE GREEN BAY WI 54304	SIMON CAPITAL L.P.	C/O M.S. MANAGEMENT ASSOCIATES NATIONAL CITY CENTER 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
3955 WEST 26TH STREET CHICAGO IL 60623	RMD I, LLC	C/O LEARSI & CO., INC. 540 LAKE COOK ROAD, SUITE #180 DEERFIELD IL 60015
5819 BERGENLINE AVE WEST NEW YORK NJ 07093-1217	LOBEL REALTY LLC	5819-23 BERGENLINE AVENUE WEST NEW YORK NJ 07093
767 BROADWAY BROOKLYN NY 11206-5320	LESART HOLDING CORP.	C/O ADVANCED MANAGEMENT SERVICES 26 COURT STREET, SUITE 804 BROOKLYN NY 11242
2237 BESSEMER ROAD BIRMINGHAM AL 35208	DOMIT INVESTMENT GROUP, LLC.	201 VULCAN ROAD, SUITE 106 BIRMINGHAM AL 35209
3524 S JEFFERSON ST FALLS CHURCH VA 22041-3119	ESTATE 22 PROPERTIES LLC	893-917 U.S. HIGHWAY 22 NORTH PLAINFIELD NJ 07061-0326
932 MARKET STREET PHILADELPHIA PA 19107	MARKET STREET PROPERTIES, L.P	C/O O’NEILL PROPERTY MGMT 123 SOUTH BROAD STREET, SUITE 850 PHILADELPHIA PA 19109
1400 WILLOWBROOK BLVD SPACE 1250 WAYNE NJ 07470	WILLOWBROOK	WILLOWBROOK MALL, LLC ATTN: LAW/LEASE ADMIN. DEPT. 110 N.WACKER DRIVE CHICAGO IL 60606

1400 WILLOWBROOK BLVD SPACE 1250 WAYNE NJ 07470	WILLOWBROOK	WILLOWBROOK MALL, LLC ATTN: LAW/LEASE ADMIN. DEPT. 110 N.WACKER DRIVE CHICAGO IL 60606
1400 WILLOWBROOK BLVD SPACE 1250 WAYNE NJ 07470	WILLOWBROOK	WILLOWBROOK MALL, LLC ATTN: LAW/LEASE ADMIN. DEPT. 110 N.WACKER DRIVE CHICAGO IL 60606
1400 WILLOWBROOK BLVD SPACE 1250 WAYNE NJ 07470	WILLOWBROOK	WILLOWBROOK MALL, LLC ATTN: LAW/LEASE ADMIN. DEPT. 110 N.WACKER DRIVE CHICAGO IL 60606
1400 WILLOWBROOK BLVD SPACE 1250 WAYNE NJ 07470	WILLOWBROOK	WILLOWBROOK MALL, LLC ATTN: LAW/LEASE ADMIN. DEPT. 110 N.WACKER DRIVE CHICAGO IL 60606
2864 CHAPEL HILL ROAD DOUGLASVILLE GA 30135-1766	DDRTC DOUGLASVILLE PAVILION, LLC	C/O DEVELOPERS DIVERSIFIED REALTY CORPORATION 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
131 E SWEDESFORD RD EXTON PA 19341	EXTON/WHITELAND DEVCO	C/O R.J. WATERS & ASSOCIATES, INC 200 OLD FORGE LANE, SUITE 201 KENNETT SQUARE PA 19348
275 PAVILION PARKWAY FAYETTEVILLE GA 30214-4065	DDRTC FAYETTE PAVILION III&IV LLC	C/O DEVELOPERS DIVERSIFIED REALTY CORPORATION 3300 ENTERPRISE PARKWAY ATTN: EXECUTIVE VICE PRESIDENT BEACHWOOD OH 44122
9156 METCALF AVENUE OVERLAND PARK KS 66212-1408	HSM/WDC REGENCY, LLC	5001 SPRING VALLEY ROAD, SUITE 1100 WEST DALLAS TX 75244
211 SOUTH STATE STREET CHICAGO IL 60604	THE MOODY BIBLE INSTITUTE OF CHICAGO	ATTN: LEGAL DEPARTMENT 820 NORTH LASALLE STREET CHICAGO IL 60610
211 SOUTH STATE STREET CHICAGO IL 60604	THE MOODY BIBLE INSTITUTE OF CHICAGO	ATTN: LEGAL DEPARTMENT 820 NORTH LASALLE STREET CHICAGO IL 60610
211 SOUTH STATE STREET CHICAGO IL 60604	THE MOODY BIBLE INSTITUTE OF CHICAGO	ATTN: LEGAL DEPARTMENT 820 NORTH LASALLE STREET CHICAGO IL 60610
211 SOUTH STATE STREET CHICAGO IL 60604	THE MOODY BIBLE INSTITUTE OF CHICAGO	ATTN: LEGAL DEPARTMENT 820 NORTH LASALLE STREET CHICAGO IL 60610
211 SOUTH STATE STREET CHICAGO IL 60604	CAROLYN SHELDON ARNOLD	310 W. 49TH ST., APT 504 KANSAS MO 64112
211 SOUTH STATE STREET CHICAGO IL 60604	CAROLYN SHELDON ARNOLD	310 W. 49TH ST., APT 504 KANSAS MO 64112
211 SOUTH STATE STREET CHICAGO IL 60604	CAROLYN SHELDON ARNOLD	310 W. 49TH ST., APT 504 KANSAS MO 64112
211 SOUTH STATE STREET CHICAGO IL 60604	CAROLYN SHELDON ARNOLD	310 W. 49TH ST., APT 504 KANSAS MO 64112
211 SOUTH STATE STREET CHICAGO IL 60604	KAREN SCHMIDT	PO BOX 96 TESUQUE NM 87574
211 SOUTH STATE STREET CHICAGO IL 60604	KAREN SCHMIDT	PO BOX 96 TESUQUE NM 87574

211 SOUTH STATE STREET CHICAGO IL 60604	KAREN SCHMIDT	PO BOX 96 TESUQUE NM 87574
211 SOUTH STATE STREET CHICAGO IL 60604	KAREN SCHMIDT	PO BOX 96 TESUQUE NM 87574
434-40 MINNESOTA STREET ST. PAUL MN 55101	H.F.S. PROPERTIES	85 EAST SEVENTH PLACE SUITE 200 AVENUE ST. PAUL MN 55101
434-40 MINNESOTA STREET ST. PAUL MN 55101	H.F.S. PROPERTIES	85 EAST SEVENTH PLACE SUITE 200 AVENUE ST. PAUL MN 55101
2201 WASHINGTON STREET ROXBURY MA 02119	MADISON WASHINGTON II, LLC	C/O CORNU MANAGEMENT 95 BROADWAY STREET BOSTON MA 02116
2201 WASHINGTON STREET ROXBURY MA 02119	MADISON WASHINGTON II, LLC	C/O CORNU MANAGEMENT 95 BROADWAY STREET BOSTON MA 02116
BOX 52 PENNSDALE PA 17756	PR FINANCING LIMITED PARTNERSHIP	C/O PREIT SERVICES, LLC 200 SOUTH BROAD STREET, 3RD FLOOR ATTN: LARRY TRACHTMAN, ESQ VP & GENERAL COUNSEL PHILADELPHIA PA 19102
BOX 52 PENNSDALE PA 17756	PR FINANCING LIMITED PARTNERSHIP	C/O PREIT SERVICES, LLC 200 SOUTH BROAD STREET, 3RD FLOOR ATTN: LARRY TRACHTMAN, ESQ VP & GENERAL COUNSEL PHILADELPHIA PA 19102
BOX 52 PENNSDALE PA 17756	PR FINANCING LIMITED PARTNERSHIP	C/O PREIT SERVICES, LLC 200 SOUTH BROAD STREET, 3RD FLOOR ATTN: LARRY TRACHTMAN, ESQ VP & GENERAL COUNSEL PHILADELPHIA PA 19102
BOX 52 PENNSDALE PA 17756	PR FINANCING LIMITED PARTNERSHIP	C/O PREIT SERVICES, LLC 200 SOUTH BROAD STREET, 3RD FLOOR ATTN: LARRY TRACHTMAN, ESQ VP & GENERAL COUNSEL PHILADELPHIA PA 19102
BOX 52 PENNSDALE PA 17756	PR FINANCING LIMITED PARTNERSHIP	C/O PREIT SERVICES, LLC 200 SOUTH BROAD STREET, 3RD FLOOR ATTN: LARRY TRACHTMAN, ESQ VP & GENERAL COUNSEL PHILADELPHIA PA 19102
1529 THIRD AVE NEW YORK NY 10028	THE COLORADO PARTNERSHIP	CHARLES H. GREENTHAL MANAGEMENT CORP. FOUR PARK AVENUE NEW YORK NY 10016
3226 N ROOSEVELT BLVD KEY WEST FL 33040		9117 S.W. 72ND AVENUE MIAMI FL 33156
3226 N ROOSEVELT BLVD KEY WEST FL 33040		9117 S.W. 72ND AVENUE MIAMI FL 33156
4160 N HARLEM AVE NORRIDGE IL 60634	FOREST HARLEM PROPERTIES, LP	THE HARLEM IRVING COMPNAY INC. 4104 NORTH HARLEM AVENUE ATTN: GENERAL COUNSEL NORRIDGE IL 60706
4160 N HARLEM AVE NORRIDGE IL 60634	FOREST HARLEM PROPERTIES, LP	THE HARLEM IRVING COMPNAY INC. 4104 NORTH HARLEM AVENUE ATTN: GENERAL COUNSEL NORRIDGE IL 60706

4160 N HARLEM AVE NORRIDGE IL 60634	FOREST HARLEM PROPERTIES, LP	THE HARLEM IRVING COMPNAY INC. 4104 NORTH HARLEM AVENUE ATTN: GENERAL COUNSEL NORRIDGE IL 60706
4160 N HARLEM AVE NORRIDGE IL 60634	FOREST HARLEM PROPERTIES, LP	THE HARLEM IRVING COMPNAY INC. 4104 NORTH HARLEM AVENUE ATTN: GENERAL COUNSEL NORRIDGE IL 60706
7401 MARKET STREET BOARDMAN OH 44512	SIMON CAPITAL GP	M.S. MANAGEMENT ASSOCIATES INC 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
7401 MARKET STREET BOARDMAN OH 44512	SIMON CAPITAL GP	M.S. MANAGEMENT ASSOCIATES INC 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
7401 MARKET STREET BOARDMAN OH 44512	SIMON CAPITAL GP	M.S. MANAGEMENT ASSOCIATES INC 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
7401 MARKET STREET BOARDMAN OH 44512	SIMON CAPITAL GP	M.S. MANAGEMENT ASSOCIATES INC 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
536 MAIN ST NEW ROCHELLE NY 10801	GAILE KNUST –GRAICHEN	9 REMINGTON ROAD ORMOND BEACH FL 32174
92-98 SOUTH 69TH ST UPPER DARBY PA 19082	69TH STREET RETAIL MALL LP	AAC MANAGEMENT CORP ATTN: JIMENA WATSON 433 5TH AVENUE SUITE# 400 NEW YORK NY 10016
92-98 SOUTH 69TH ST UPPER DARBY PA 19082	69TH STREET RETAIL MALL LP	AAC MANAGEMENT CORP ATTN: JIMENA WATSON 433 5TH AVENUE SUITE# 400 NEW YORK NY 10016
1020 FLATBUSH AVE BROOKLYN NY 11226	1016 FLATBUSH AVENUE LLC	DELMAR REALTY CO., INC. 640 FIFTH AVENUE, THIRD FLOOR NEW YORK NY 10019
1020 FLATBUSH AVE BROOKLYN NY 11226	1016 FLATBUSH AVENUE LLC	DELMAR REALTY CO., INC. 640 FIFTH AVENUE, THIRD FLOOR NEW YORK NY 10019
5314 FIFTH AVENUE BROOKLYN NY 11220	FOOT LOCKER RET. PL –REAL ESTATE TRUST	THE BANK OF NY –TRUST PROPERTIES DEPT. 100 CHURCH ST. – 8TH FLOOR NEW YORK NY 10286
5314 FIFTH AVENUE BROOKLYN NY 11220	FOOT LOCKER RET. PL –REAL ESTATE TRUST	THE BANK OF NY –TRUST PROPERTIES DEPT. 100 CHURCH ST. – 8TH FLOOR NEW YORK NY 10286
5314 FIFTH AVENUE BROOKLYN NY 11220	FOOT LOCKER RET. PL –REAL ESTATE TRUST	THE BANK OF NY –TRUST PROPERTIES DEPT. 100 CHURCH ST. – 8TH FLOOR NEW YORK NY 10286
5314 FIFTH AVENUE BROOKLYN NY 11220	FOOT LOCKER RET. PL –REAL ESTATE TRUST	THE BANK OF NY –TRUST PROPERTIES DEPT. 100 CHURCH ST. – 8TH FLOOR NEW YORK NY 10286
55 FULTON STREET NEW YORK NY 10038	SOUTHBRIDGE TOWERS	90 BEEKMAN STREET NEW YORK NY 10038
55 FULTON STREET NEW YORK NY 10038	SOUTHBRIDGE TOWERS	90 BEEKMAN STREET NEW YORK NY 10038

719 SOUTH BROADWAY LOS ANGELES CA 90014	BANK OF AMERICA, AS TRUSTEE	MR. JIM FARRELL-SMITH 333 SOUTH HOPE STREET, 19TH FLOOR CA9-196-19-09 LOS ANGELES CA 90071
719 SOUTH BROADWAY LOS ANGELES CA 90014	BANK OF AMERICA, AS TRUSTEE	MR. JIM FARRELL-SMITH 333 SOUTH HOPE STREET, 19TH FLOOR CA9-196-19-09 LOS ANGELES CA 90071
719 SOUTH BROADWAY LOS ANGELES CA 90014	EL TORO BROADWAY, LLC	MR. DWIGHT W. WHITING, JR 2472 EASTMAN AVE., #23 VENTURA CA 93003
719 SOUTH BROADWAY LOS ANGELES CA 90014	EL TORO BROADWAY, LLC	MR. DWIGHT W. WHITING, JR 2472 EASTMAN AVE., #23 VENTURA CA 93003
2240 02 PLYMOUTH MTG ML PLYMOUTH MEETING PA 19462	PR PLYMOUTH MEETING LIMITED PARTNERSHIP	C/O PLYMOUTH MEETING MALL 500 WEST GERMANTOWN PIKE, SUITE L-150 PLYMOUTH MEETING PA 19462
2240 02 PLYMOUTH MTG ML PLYMOUTH MEETING PA 19462	PR PLYMOUTH MEETING LIMITED PARTNERSHIP	C/O PLYMOUTH MEETING MALL 500 WEST GERMANTOWN PIKE, SUITE L-150 PLYMOUTH MEETING PA 19462
2240 02 PLYMOUTH MTG ML PLYMOUTH MEETING PA 19462	PR PLYMOUTH MEETING LIMITED PARTNERSHIP	C/O PLYMOUTH MEETING MALL 500 WEST GERMANTOWN PIKE, SUITE L-150 PLYMOUTH MEETING PA 19462
2240 02 PLYMOUTH MTG ML PLYMOUTH MEETING PA 19462	PR PLYMOUTH MEETING LIMITED PARTNERSHIP	C/O PLYMOUTH MEETING MALL 500 WEST GERMANTOWN PIKE, SUITE L-150 PLYMOUTH MEETING PA 19462
2240 02 PLYMOUTH MTG ML PLYMOUTH MEETING PA 19462	PR PLYMOUTH MEETING LIMITED PARTNERSHIP	C/O PLYMOUTH MEETING MALL 500 WEST GERMANTOWN PIKE, SUITE L-150 PLYMOUTH MEETING PA 19462
1000 W MITCHELL ST MILWAUKEE WI 53204	ILLINOIS-INDIANA REAL ESTATE	INVESTMENT OFFICE SUITE 3535, PRUDENTIAL PLAZA CHICAGO IL 60601
2525 EL CAMINO REAL, SUITE 108 CARLSBAD CA 92008	PLAZA CAMINO REAL	11601 WILSHIRE BLVD, 12TH FLOOR LOS ANGELES CA 90025
2525 EL CAMINO REAL, SUITE 108 CARLSBAD CA 92008	PLAZA CAMINO REAL	11601 WILSHIRE BLVD, 12TH FLOOR LOS ANGELES CA 90025
2525 EL CAMINO REAL, SUITE 108 CARLSBAD CA 92008	PLAZA CAMINO REAL	11601 WILSHIRE BLVD, 12TH FLOOR LOS ANGELES CA 90025
2525 EL CAMINO REAL, SUITE 108 CARLSBAD CA 92008	PLAZA CAMINO REAL	11601 WILSHIRE BLVD, 12TH FLOOR LOS ANGELES CA 90025
2525 EL CAMINO REAL, SUITE 108 CARLSBAD CA 92008	PLAZA CAMINO REAL	11601 WILSHIRE BLVD, 12TH FLOOR LOS ANGELES CA 90025
3500 MARYLAND PKWY LAS VEGAS NV 89109	BOULEVARD ASSOCIATES	C/O BOULEVARD MALL 110 NORTH WACKER DRIVE CHICAGO IL 60606
3500 MARYLAND PKWY LAS VEGAS NV 89109	BOULEVARD ASSOCIATES	C/O BOULEVARD MALL 110 NORTH WACKER DRIVE CHICAGO IL 60606
3500 MARYLAND PKWY LAS VEGAS NV 89109	BOULEVARD ASSOCIATES	C/O BOULEVARD MALL 110 NORTH WACKER DRIVE CHICAGO IL 60606

3500 MARYLAND PKWY LAS VEGAS NV 89109	BOULEVARD ASSOCIATES	C/O BOULEVARD MALL 110 NORTH WACKER DRIVE CHICAGO IL 60606
1375 NE 163RD ST NORTH MIAMI BEACH FL 33162	ERT 163RD ST. MALL, LLC	C/O CENTRO PROPERTIES GROUP 420 LEXINGTON AVENUE, 7TH FLOOR NEW YORK NY 10170
1375 NE 163RD ST NORTH MIAMI BEACH FL 33162	ERT 163RD ST. MALL, LLC	C/O CENTRO PROPERTIES GROUP 420 LEXINGTON AVENUE, 7TH FLOOR NEW YORK NY 10170
CONCORD TURNPIKE US RT 202 WILMINGTON DE 19803	CONCORD MALL LLC	CONCORD MALL 4737 CONCORD PIKE P.O. BOX 7189 WILMINGTON DE 19803
CONCORD TURNPIKE US RT 202 WILMINGTON DE 19803	CONCORD MALL LLC	CONCORD MALL 4737 CONCORD PIKE P.O. BOX 7189 WILMINGTON DE 19803
CONCORD TURNPIKE US RT 202 WILMINGTON DE 19803	CONCORD MALL LLC	CONCORD MALL 4737 CONCORD PIKE P.O. BOX 7189 WILMINGTON DE 19803
CONCORD TURNPIKE US RT 202 WILMINGTON DE 19803	CONCORD MALL LLC	CONCORD MALL 4737 CONCORD PIKE P.O. BOX 7189 WILMINGTON DE 19803
12 BROAD STREET NORTHWEST ATLANTA GA 30303	1100 SPRING STREET, N.W.	SUITE 550 ATLANTA GA 30309-3848
12 BROAD STREET NORTHWEST ATLANTA GA 30303	1100 SPRING STREET, N.W.	SUITE 550 ATLANTA GA 30309-3848
226 EAST FORDHAM ROAD BRONX NY 10458	FORDHAM EMERALD ASSOCIATES, LLC	ATTN: JOSEPH CHEHEBAR 1000 PENNSYLVANIA AVENUE BROOKLYN NY 11207
226 EAST FORDHAM ROAD BRONX NY 10458	FORDHAM EMERALD ASSOCIATES, LLC	ATTN: JOSEPH CHEHEBAR 1000 PENNSYLVANIA AVENUE BROOKLYN NY 11207
226 EAST FORDHAM ROAD BRONX NY 10458	FORDHAM EMERALD ASSOCIATES, LLC	ATTN: JOSEPH CHEHEBAR 1000 PENNSYLVANIA AVENUE BROOKLYN NY 11207
120 WEST 34TH STREET NEW YORK NY 10001	112 WEST 34TH STREET COMPANY, LLC	C/O WIEN & MALKIN LLP 60 EAST 42ND STREET NEW YORK NY 10165
120 WEST 34TH STREET NEW YORK NY 10001	112 WEST 34TH STREET COMPANY, LLC	C/O WIEN & MALKIN LLP 60 EAST 42ND STREET NEW YORK NY 10165
120 WEST 34TH STREET NEW YORK NY 10001	112 WEST 34TH STREET COMPANY, LLC	C/O WIEN & MALKIN LLP 60 EAST 42ND STREET NEW YORK NY 10165
120 WEST 34TH STREET NEW YORK NY 10001	112 WEST 34TH STREET COMPANY, LLC	C/O WIEN & MALKIN LLP 60 EAST 42ND STREET NEW YORK NY 10165
120 WEST 34TH STREET NEW YORK NY 10001	112 WEST 34TH STREET ASSOCIATES, LLC	C/O WIEN & MALKIN, LLC 60 EAST 42ND STREET NEW YORK NY 10165

120 WEST 34TH STREET NEW YORK NY10001	112 WEST 34TH STREET COMPANY, LLC	C/O WIEN & MALKIN LLP 60 EAST 42ND STREET NEW YORK NY 10165
120 WEST 34TH STREET NEW YORK NY 10001	112 WEST 34TH STREET COMPANY, LLC	C/O WIEN & MALKIN LLP 60 EAST 42ND STREET NEW YORK NY 10165
120 WEST 34TH STREET NEW YORK NY 10001	112 WEST 34TH STREET COMPANY, LLC	C/O WIEN & MALKIN LLP 60 EAST 42ND STREET NEW YORK NY 10165
120 WEST 34TH STREET NEW YORK NY 10001	112 WEST 34TH STREET COMPANY, LLC	C/O WIEN & MALKIN LLP 60 EAST 42ND STREET NEW YORK NY 10165
120 WEST 34TH STREET NEW YORK NY 10001	112 WEST 34TH STREET COMPANY, LLC	C/O WIEN & MALKIN LLP 60 EAST 42ND STREET NEW YORK NY 10165
120 WEST 34TH STREET NEW YORK NY 10001	112 WEST 34TH STREET COMPANY, LLC	C/O WIEN & MALKIN LLP 60 EAST 42ND STREET NEW YORK NY 10165
44 E FLAGLER ST MIAMI FL 33131	EMILY ROMFH	3149 BRICKELL AVENUE MIAMI FL 33129-2817
44 E FLAGLER ST MIAMI FL 33131	EMILY ROMFH	3149 BRICKELL AVENUE MIAMI FL 33129-2817
254 PARK CITY CENTER LANCASTER PA 17601	LANCASTER TRUST	C/O GENERAL GROWTH PROPERTIES, INC. / PARK CITY CENTER 110 N. WACKER DRIVE CHICAGO IL 60606-1511
254 PARK CITY CENTER LANCASTER PA 17601	LANCASTER TRUST	C/O GENERAL GROWTH PROPERTIES, INC. / PARK CITY CENTER 110 N. WACKER DRIVE CHICAGO IL 60606-1511
254 PARK CITY CENTER LANCASTER PA 17601	LANCASTER TRUST	C/O GENERAL GROWTH PROPERTIES, INC. / PARK CITY CENTER 110 N. WACKER DRIVE CHICAGO IL 60606-1511
254 PARK CITY CENTER LANCASTER PA 17601	LANCASTER TRUST	C/O GENERAL GROWTH PROPERTIES, INC. / PARK CITY CENTER 110 N. WACKER DRIVE CHICAGO IL 60606-1511
WESTERN HILLS MALL FAIRFIELD AL 35064	C/O ARONOV-BIERNBAUM	P.O. BOX 1951 MONTGOMERY, AL. 36197
WESTERN HILLS MALL FAIRFIELD AL 35064	C/O ARONOV-BIERNBAUM	P.O. BOX 1951 MONTGOMERY, AL. 36197
WESTERN HILLS MALL FAIRFIELD AL 35064	C/O ARONOV-BIERNBAUM	P.O. BOX 1951 MONTGOMERY, AL. 36197
WESTERN HILLS MALL FAIRFIELD AL 35064	C/O ARONOV-BIERNBAUM	P.O. BOX 1951 MONTGOMERY, AL. 36197

1601 W CHICAGO AV CHICAGO IL 60622	TRUST # 3260, MAX R SCHRAYER II, TRUSTEE	1701 GOLF ROAD, TWR III SUITE 700 ROLLING MEADOWS IL 60008
1601 W CHICAGO AV CHICAGO IL 60622	THOMAS G. A HERZ	ATTORNEY AT LAW 6845 N. BARNETT LANE MILWAUKEE WI 53217
4055 WEST MADISON ST CHICAGO IL 60624	LASALLE NAT’L BANK OF CHICAGO	TRUSTEE UNDER TRUST #30270 135 S. LASALLE ST. CHICAGO IL 60690
4055 WEST MADISON ST CHICAGO IL 60624	LASALLE NAT’L BANK OF CHICAGO	TRUSTEE UNDER TRUST #30270 135 S. LASALLE ST. CHICAGO IL 60690
4055 WEST MADISON ST CHICAGO IL 60624	M.E. SCANLAN	AS TRUSTEE UNDER TRUST #1 DATED 12/20/83 7210 OAK AVENUE, APT. 4NE RIVER FOREST IL 60305
4055 WEST MADISON ST CHICAGO IL 60624	M.E. SCANLAN	AS TRUSTEE UNDER TRUST #1 DATED 12/20/83 7210 OAK AVENUE, APT. 4NE RIVER FOREST IL 60305
9 17 DEY ST NEW YORK NY 10007	MAYORE ESTATES LLC AND 80 LAFAYETTE ASSOC. LLC	GRUBB AND ELLIS MANAGEMENT SERVICES INC. 55 EAST 59TH STREET, 10 FLOOR NEW YORK NY 10022
1345 FIRST AVE NEW YORK NY 10021	EASTWOOD TOWERS CO.	C/O BELLMARC PROPERTY MANAGEMENT 352 PARK AVENUE SOUTH, 9TH FLOOR ATTN: ELIZABETH A. COURTIEN NEW YORK NY 10010
ROUTES 18 & 51 MONACA PA 15061	PR BEAVER VALLEY LIMITED PARTNERSHIP	C/O PREIT SERVICES LLC 200 SOUTH BROAD STREET THE BELLEVUE, THIRD FLOOR PHILADELPHIA PA 19102
ROUTES 18 & 51 MONACA PA 15061	PR BEAVER VALLEY LIMITED PARTNERSHIP	C/O PREIT SERVICES LLC 200 SOUTH BROAD STREET THE BELLEVUE, THIRD FLOOR PHILADELPHIA PA 19102
ROUTES 18 & 51 MONACA PA 15061	PR BEAVER VALLEY LIMITED PARTNERSHIP	C/O PREIT SERVICES LLC 200 SOUTH BROAD STREET THE BELLEVUE, THIRD FLOOR PHILADELPHIA PA 19102
ROUTES 18 & 51 MONACA PA 15061	PR BEAVER VALLEY LIMITED PARTNERSHIP	C/O PREIT SERVICES LLC 200 SOUTH BROAD STREET THE BELLEVUE, THIRD FLOOR PHILADELPHIA PA 19102
ROUTES 18 & 51 MONACA PA 15061	PR BEAVER VALLEY LIMITED PARTNERSHIP	C/O PREIT SERVICES LLC 200 SOUTH BROAD STREET THE BELLEVUE, THIRD FLOOR PHILADELPHIA PA 19102
3401 W DIVERSEY AVE CHICAGO IL 60647	LASALLE NATIONAL BANK, TRUSTEE UNDER TRUST AGRMT DTD 12/16/64 AND KNOWN AS TRUST NO. 33098	135 SOUTH LASALLE STREET CHICAGO IL 60603
3401 W DIVERSEY AVE CHICAGO IL 60647	LASALLE NATIONAL BANK, TRUSTEE UNDER TRUST AGRMT DTD 12/16/64 AND KNOWN AS TRUST NO. 33098	135 SOUTH LASALLE STREET CHICAGO IL 60603

9501 ARLINGTON EXP 10 REGENCY SQ JACKSONVILLE FL 32225	REGENCY SQUARE MALL	C/O R.S PROPERTIES, INC. 110 N. WACKER DR. CHICAGO IL 60606
9501 ARLINGTON EXP 10 REGENCY SQ JACKSONVILLE FL 32225	REGENCY SQUARE MALL	C/O R.S PROPERTIES, INC. 110 N. WACKER DR. CHICAGO IL 60606
9501 ARLINGTON EXP 10 REGENCY SQ JACKSONVILLE FL 32225	REGENCY SQUARE MALL	C/O R.S PROPERTIES, INC. 110 N. WACKER DR. CHICAGO IL 60606
9501 ARLINGTON EXP 10 REGENCY SQ JACKSONVILLE FL 32225	REGENCY SQUARE MALL	C/O R.S PROPERTIES, INC. 110 N. WACKER DR. CHICAGO IL 60606
9501 ARLINGTON EXP 10 REGENCY SQ JACKSONVILLE FL 32225	REGENCY SQUARE MALL	C/O R.S PROPERTIES, INC. 110 N. WACKER DR. CHICAGO IL 60606
13 E BURNSIDE AVE BRONX NY 10453	STEPH-LEIGH ASSOCIATES	C/O PHILIP IRWIN AARON, P.C. PO BOX 60 ALBERTSON NY 11507-0060
13 E BURNSIDE AVE BRONX NY 10453	STEPH-LEIGH ASSOCIATES	C/O PHILIP IRWIN AARON, P.C. PO BOX 60 ALBERTSON NY 11507-0060
2200 S 10TH ST MCALLEN TX 78503	SIMON PROPERTY GROUP (TEXAS) L.P.	M.S. MANAGEMENT ASSOC, INC. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
2200 S 10TH ST MCALLEN TX 78503	SIMON PROPERTY GROUP (TEXAS) L.P.	M.S. MANAGEMENT ASSOC, INC. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
2841 GREENBRIAR PKY ATLANTA GA 30331	GREENBRIAR MALL (2006) LP	GREENBRIAR MALL 2841 GREENBRIAR PARKWAY, SW ATTN: PROPERTY MANAGER ATLANTA GA 30331
2841 GREENBRIAR PKY ATLANTA GA 30331	GREENBRIAR MALL (2006) LP	GREENBRIAR MALL 2841 GREENBRIAR PARKWAY, SW ATTN: PROPERTY MANAGER ATLANTA GA 30331
2841 GREENBRIAR PKY ATLANTA GA 30331	GREENBRIAR MALL (2006) LP	GREENBRIAR MALL 2841 GREENBRIAR PARKWAY, SW ATTN: PROPERTY MANAGER ATLANTA GA 30331
5300 IH-35 N LAREDO TX 78041	MALL DEL NORTE, LLC	C/O CBL & ASSOCIATES MANAGEMENT, INC. SUITE 500 – CBL CENTER 2030 HAMILTON PLACE BLVD. CHATTANOOGA TN 37421-6000
5300 IH-35 N LAREDO TX 78041	MALL DEL NORTE, LLC	C/O CBL & ASSOCIATES MANAGEMENT, INC. SUITE 500 – CBL CENTER 2030 HAMILTON PLACE BLVD. CHATTANOOGA TN 37421-6000
5300 IH-35 N LAREDO TX 78041	MALL DEL NORTE, LLC	C/O CBL & ASSOCIATES MANAGEMENT, INC. SUITE 500 – CBL CENTER 2030 HAMILTON PLACE BLVD. CHATTANOOGA TN 37421-6000

22 EAST 170TH STREET BRONX NY 10452	1370-1390 JEROME AVENUE ASSOC.	C/O ACHS MANAGEMENT CORP 1412 BROADWAY 3rd FLOOR NEW YORK NY 10018
22 EAST 170TH STREET BRONX NY 10452	1370-1390 JEROME AVENUE ASSOC.	C/O ACHS MANAGEMENT CORP 1412 BROADWAY, 3RD FLOOR NEW YORK NY 10018
160 N GULPH RD KING OF PRUSSIA PA 19406	KRAVCO	P.O. BOX 1528 KING OF PRUSSIA PA 19406
160 N GULPH RD KING OF PRUSSIA PA 19406	KRAVCO	P.O. BOX 1528 KING OF PRUSSIA PA 19406
160 N GULPH RD KING OF PRUSSIA PA 19406	KRAVCO	P.O. BOX 1528 KING OF PRUSSIA PA 19406
160 N GULPH RD KING OF PRUSSIA PA 19406	KRAVCO	P.O. BOX 1528 KING OF PRUSSIA PA 19406
2013 SOUTH BROAD ST PHILADELPHIA PA 19148	CHARLES KAHN JR. AND RICHARD P. KAHN, TRUSTEES	C/O KAHN & CO. 580 VIRGINIA DRIVE FORT WASHINGTON PA 19034
2013 SOUTH BROAD ST PHILADELPHIA PA 19148	CHARLES KAHN JR. AND RICHARD P. KAHN, TRUSTEES	C/O KAHN & CO. 580 VIRGINIA DRIVE FORT WASHINGTON PA 19034
34 WESTCHESTER SQUARE BRONX NY 10461	BCS REALTY LLC	EDDIE SERURE 1775 BROADWAY, SUITE# 619 NEW YORK NY 10019
34 WESTCHESTER SQUARE BRONX NY 10461	BCS REALTY LLC	EDDIE SERURE 1775 BROADWAY, SUITE# 619 NEW YORK NY 10019
11139-41 MICHIGAN AVE CHICAGO IL 99999	JEWISH FEDERATION OF METROPOLITAN	CHICAGO 30 SOUTH WELLS STREET, 3RD FLOOR CHICAGO IL 60606-5056
57 E CITY AV BALA CYNWYD PA 19004	TRUST	ATTN: LEGAL DEPARTMENT 1626 EAST JEFFERSON STREET ROCKVILLE MD 20852-4041
57 E CITY AV BALA CYNWYD PA 19004	TRUST	ATTN: LEGAL DEPARTMENT 1626 EAST JEFFERSON STREET ROCKVILLE MD 20852-4041
101 E OLNEY AV PHILADELPHIA PA 19120		7 PENN PLAZA, SUITE 618 NEW YORK NY 10001
101 E OLNEY AV PHILADELPHIA PA 19120		7 PENN PLAZA, SUITE 618 NEW YORK NY 10001
1484 UNIVERSITY AVE W ST. PAUL MN 55104	PARTNERSHIP	LOGANSPORT MALL OFFICE U.S. 24 EAST LOGANSPORT IN 46947
1484 UNIVERSITY AVE W ST. PAUL MN 55104	PARTNERSHIP	LOGANSPORT MALL OFFICE U.S. 24 EAST LOGANSPORT IN 46947
LENOLA RD & RT.38 MOORESTOWN NJ 08057	MOORESTOWN MALL LLC	PREIT SERVICES, LLC 201 SOUTH BROAD STREET THE BELLEVUE, THIRD FLOOR PHILADELPHIA PA 19103
LENOLA RD & RT.38 MOORESTOWN NJ 08057	MOORESTOWN MALL LLC	PREIT SERVICES, LLC 202 SOUTH BROAD STREET THE BELLEVUE, THIRD FLOOR PHILADELPHIA PA 19104

2615 N ATLANTIC AV DAYTONA BEACH FL 32018	PMAT BELLAIR LLC	4141 VETERANS BLVD, SUITE 300 METAIRIE LA 70002
2615 N ATLANTIC AV DAYTONA BEACH FL 32018	PMAT BELLAIR LLC	4141 VETERANS BLVD, SUITE 300 METAIRIE LA 70002
7795 W FLAGLER STREET, SUITE 71-A MIAMI FL 33144	SC MOTA ASSOCIATES LP	C/O STERLING RETAIL SERVICES, INC. 340 ROYAL POINCIANA WAY, SUITE 316 PALM BEACH FL 33480
7795 W FLAGLER STREET, SUITE 71-A MIAMI FL 33144	SC MOTA ASSOCIATES LP	C/O STERLING RETAIL SERVICES, INC. 340 ROYAL POINCIANA WAY, SUITE 316 PALM BEACH FL 33480
7795 W FLAGLER STREET, SUITE 71-A MIAMI FL 33144	SC MOTA ASSOCIATES LP	C/O STERLING RETAIL SERVICES, INC. 340 ROYAL POINCIANA WAY, SUITE 316 PALM BEACH FL 33480
7795 W FLAGLER STREET, SUITE 71-A MIAMI FL 33144	SC MOTA ASSOCIATES LP	C/O STERLING RETAIL SERVICES, INC. 340 ROYAL POINCIANA WAY, SUITE 316 PALM BEACH FL 33480
727 N PARK CENTER DALLAS TX 75225	NORTHPARK CENTER, LTD	8081 NORTH CENTRAL EXPRESSWAY, SUITE 1101 DALLAS TX 75206-1808
727 N PARK CENTER DALLAS TX 75225	NORTHPARK CENTER, LTD	8082 NORTH CENTRAL EXPRESSWAY SUITE 1102 DALLAS TX 75206-1809
727 N PARK CENTER DALLAS TX 75225	NORTHPARK CENTER, LTD	8080 NORTH CENTRAL EXPRESSWAY SUITE 1100 DALLAS TX 75206-1807
727 N PARK CENTER DALLAS TX 75225	NORTHPARK CENTER, LTD	8080 NORTH CENTRAL EXPRESSWAY SUITE 1100 DALLAS TX 75206-1807
1075 N BRIDGE ST CHILLICOTHE OH 45601	WEST PENN REALTY COMPANY	C/O J.J. GUMBERG CO. 1051 BRINTON ROAD PITTSBURGH PA 15221
1075 N BRIDGE ST CHILLICOTHE OH 45601	WEST PENN REALTY COMPANY	C/O J.J. GUMBERG CO. 1051 BRINTON ROAD PITTSBURGH PA 15221
7601 S CICERO AVE CHICAGO IL 60652	EGI PROPERTIES, LLC	TWO NORTH RIVERSIDE PLAZA, SUITE 600 CHICAGO IL 60606-2689
7601 S CICERO AVE CHICAGO IL 60652	EGI PROPERTIES, LLC	TWO NORTH RIVERSIDE PLAZA, SUITE 600 CHICAGO IL 60606-2689
7101 DEMOCRACY BLVD SPACE 80 BETHESDA MD 20817	MONTGOMERY MALL LLC	11601 WILSHIRE BLVD. 12TH FLOOR ATTN: LEGAL DEPT LOS ANGELES CA 90025
805 YUBA DR MOUNTAIN VIEW CA 94041	JOYCE HAMEETMAN	C/O CAL-AMERICAN CORPORATION 1925 CENTURY PARK EAST, SUITE 2100 LOS ANGELES CA 90067
1080 EASTDALE MALL SPACE D-11 MONTGOMERY AL 36117	EASTDALE MALL, LLC	C/O ARONOV REALTY MGMT, INC. P.O. BOX 235000 MONTGOMERY AL 36123-5000
7000 ARUNDEL MILLS CIRCLE SPACE 415 HANOVER MD 21076	ARUNDEL MILLS L.P.	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438

3245 BEL AIR MALL MOBILE AL 36606	MARELDA BEL AIR MALL LLC	GREGORY GREENFIELD & ASSOCIATES, LTD. 124 JOHNSON FERRY RD. NE ASSET MANAGER ATLANTA GA 30328
525 F.D. ROOSEVELT SPACE 30A SAN JUAN PR 00918	PLAZA LAS AMERICAS, INC.	P.O. BOX 363268 SAN JUAN PR 00936-3268
1300 W I-40 FRONTAGE RD, SUITE 214A GALLUP NM 873013326	RIO WEST LLC	GENERAL GROWTH PROPERTIES INC ATT:LAW/LEASE ADMINISTRATION 110 NORTH WACKER DRIVE CHICAGO IL 60606
1300 W I-40 FRONTAGE RD, SUITE 214A GALLUP NM 87301-3326	RIO WEST LLC	GENERAL GROWTH PROPERTIES INC ATT:LAW/LEASE ADMINISTRATION 110 NORTH WACKER DRIVE CHICAGO IL 60606
1251 US 31 NORTH SPACE C01C GREENWOOD IN 46142	SIMON PROPERTY GROUP LP	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204-3438
200 WEST HANLEY AVE SUITE B217 COEUR D’ALENE ID 83814	PRICE DEVELOPMENT COMPANY L.P.	35 CENTURY PARKWAY SALT LAKE CITY UT 84115
601 SE WYOMING BLVD SPACE 313 CASPER WY 82609	EASTRIDGE MALL	PDC-EASTRIDGE MALL L.L.C ATTN: LAW/LEASE ADMINISTRATION 110 NORTH WACKER DRIVE CHICAGO IL 60606
3241 BEL AIR MALL MOBILE AL 36606	MARELDA BEL AIR MALL LLC	GREGORY GREENFIELD & ASSOCIATES, LTD. 124 JOHNSON FERRY RD. NE ASSET MANAGER ATLANTA GA 30328
4800 BRIARCLIFF RD NE, SUITE 1018 ATLANTA GA 30345	NORTHLAKE MALL, LLC	C/O SIMON PROPERTY GROUP 115 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
50 UPPER ALABAMA STREET ATLANTA GA 30303	CV UNDERGROUND, LLC	50 UPPER ALABAMA STREET, SUITE 007 ATLANTA GA 30303
2929 TURNER HILL ROAD SPACE 1681 LITHONIA GA 30038-7101	STONECREST MALL SPE, LLC	TERMINAL TOWER 50 PUBLIC SQUARE – SUITE 1360 CLEVELAND OH 44113-2267
2929 TURNER HILL ROAD SPACE 1681 LITHONIA GA 30038-7101	THE MALL AT STONECREST, LLC	FOREST CITY COMMERCIAL MANAGEMENT INC. 2929 TURNER HILL ROAD LITHONIA GA 30038
11160 VIERS MILL ROAD SPACE 104 WHEATON MD 20902	WHEATON PLAZA REGIONAL SHOPPING CENTER LLP	ATTN: LEGAL DEPARTMENT 11601 WILSHIRE BLVD, 11TH FLOOR LOS ANGELES CA 90025
849 RALPH DAVID ABERNTHY BLVD SW ATLANTA GA 30310	HT WEST END, LLC	THE SHOPPING CENTER GROUP LLC 2021 MONROE DRIVE, NE ATLANTA GA 30324
197 WESTBANK EXP, SUITE 1112 GRETNA LA 70053	OAKWOOD CENTER	OAKWOOD SHOPPING CENTER LP ATTN: LAW/LEASE DEPT. 110 N WACKER DRIVE CHICAGO IL 60606
1673 E BROAD ST SPACE 3 4 5 STATESVILLE NC 2862-4303	C & J ASSOCIATES	P.O. BOX 366 STATESVILLE NC 28677

3320 SILAS CREEK PARKWAY SPACE 1100 WINSTON SALEM NC 27103	JG WINSTON-SALEM, LLC	CBL & ASSOCIATES PROPERTIES, INC CBL CENTER 2030 HAMILTON PLACE BLVD., SUITE 500 CHATTANOOGA TN 37421-6000
3393 DONNELL LANE SPACE D-04 FORESTVILLE MD 20747	THE CENTRE AT FORESTVILLE LLC	1919 WEST STREET, SUITE 100 ANNAPOLIS MD 21401
3401 NICHOLASVILLE ROAD SUITE G724 LEXINGTON KY 40503	LEXINGTON JOINT VENTURE	C/O CBL & ASSOCIATES MGMT. INC 2030 HAMILTON PLACE BOULEVARD, SUITE 500 CHATTANOOGA TN 37421-6000
3452 BEL AIR MALL MOBILE AL 36606	MARELDA BEL AIR MALL LLC	GREGORY GREENFIELD & ASSOCIATES, LTD. 124 JOHNSON FERRY RD. NE ASSET MANAGER ATLANTA GA 30328
555 ALMEDA MALL HOUSTON TX 77075	ALMEDA MALL, LP	ATTN: WILL DEANE 1177 WEST LOOP SOUTH, SUITE 1670 HOUSTON TX 77027
701 RUSSELL AVE GAITHERSBURG MD 20877	LAKEFOREST ASSOCIATES, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
7875 MONTGOMERY RD, SUITE U30 CINCINNATI OH 45236	KENWOOD MALL LLC.	C/O KENWOOD TOWNE CENTRE 7875 MONTGOMERY ROAD ATTN: GENERAL MANAGER CINCINNATI OH 45236
11700 PRINCETON ROAD CINCINNATI OH 45246	TRI COUNTY MALL, LLC	C/O DEVELOPERS DIVERSIFIED REALTY CORPORATION ATTN: DIRECTOR OF MALL MANAGEMENT 3300 ENTERPRISE PARKWAY BEACHWOOD OH 44122
6056 GLENWAY AVENUE CINCINNATI OH 45211	CENTRO NP RESIDUAL POOL 1 SPE, LLC	CO CENTRO PROPERTIES GROUP 420 LEXINGTON AVENUE, 7TH FLOOR NY, NY 10170
11401 PINES BLVD SPACE 884 PEMBROKE PINES FL 330264133	PEMBROKE LAKES MALL LTD	C/O GENERAL GROWTH PROPERTIES 110 NORTH WACKER DRIVE ATTN: KATHY FABRE CHICAGO IL 60606
7201-DL444 TWO NOTCH RD COLUMBIA SC 29223	CBL/COLUMBIA PLACE, LLC	C/O CBL & ASSOCIATES MGMT. INC SUITE 500 – CBL CENTER 2030 HAMILTON PL. BOULEVARD CHATTANOOGA TN 37421
555 NORTHWEST MALL HOUSTON TX 77092-8551	NW-JCP, LTD.	ATTENTION: HERBERT L. LEVINE 9660 OLD KATY FREEWAY HOUSTON TX 77055
5000 SHELBYVILLE RD SPACE 1620 LOUISVILLE KY 40207	MSM PROPERTY LLC	110 NORTH WACKER DRIVE ATT: LAW/LEASING ADMINISTRATION DEPARTMENT CHICAGO IL 60606
205 W BLACKSTOCK RD SPACE 130 SPARTANBURG SC 29301-1391	WESTGATE MALL II, LLC	C/O CBL &ASSOCIATES MANAGEMENT INC / 205 WEST BLACKSTOCK SUITE 1/ ATTN: LESLIE SMITH SPARTANBURG SC 29301
10300 LITTLE PATUXENT PKY SPACE 2660 COLUMBIA MD 21044	THE MALL IN COLUMBIA	C/O THE MALL IN COLUMBIA BUSINESS TRUST ATTN: LAW/LEASE ADMINISTRATION DEPT. 110 N. WACKER DRIVE CHICAGO IL 60606

1740 ANNAPOLIS MALL ANNAPOLIS MD 21401	ANNAPOLIS MALL LIMITED	PARTNERSHIP 11601 WILSHIRE BOULEVARD, 12TH FL.;ATTN:LEGAL DEPARTMENT LOS ANGELES CA 90025
1350 TRAVIS BLVD FAIRFIELD CA 94533	SOLANO MALL LP	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD., 11TH FLR ATTN: LEGAL DEPT. LOS ANGELES CA 90025
3919 LAFAYETTE ROAD, SUITE 268 INDIANAPOLIS IN 46254	CINEMA VETERANS, LLC	C/O ASHKENAZY ACQUISITION CORPORATION 433 5TH AVE, 2ND FL NEW YORK NY 10016

FL RETAIL OPERATIONS LLC

STREET ADDRESS OF LEASED PROPERTY	LESSOR	LESSOR’S CONTACT INFORMATION
1445 WEST SOUTHERN AVE, SUITE 1244 MESA AZ 85202-4883	MACERICH FIESTA MALL, LLC	1445 WEST SOUTHERN AVENUE SUITE 2104 ATTN: SHEILA HUNTER PHOENIX AZ 85202
3601 S 2700 WEST SPACE B-116 WEST VALLEY CITY UT 84119	COVENTRY III/SATTERFIELD HELM VALLEY FAIR, LLC	SATTERFIELD HELM MANAGEMENT, INC ATTN: GREG HELM AND SCOTT SATTERFIELD 3601 SOUTH 2700 WEST, SUITE G 128 WEST VALLEY CITY UT 84119
823 SHANNON MALL UNION CITY GA 30291-2031	SHANNON MALL INVESTMENTS, LLC	4475 RIVER GREEN PARKWAY, SUITE 100 DULUTH GA 30096
2922 WATSON BLVD SPACE 325 CENTERVILLE GA 31028-1294	GEMINI CENTERVILLE GALLERIA H, LLC	300 MARKET STREET JOHNSTOWN PA 15901-0000
1329 NE 163RD STREET SPACE 1416 NORTH MIAMI BEACH FL 33162	ERT 163RD ST. MALL, LLC	C/O CENTRO PROPERTIES GROUP 420 LEXINGTON AVENUE, 7TH FLOOR NEW YORK NY 10170
14200 E ALAMEDA AVE SPACE 1034 AURORA CO 80012	THE RETAIL PROPERTY TRUST	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
2431 SOUTHLAKE MALL MORROW GA 30260-2334	SOUTHLAKE MALL, L.L.C.	C/O GENERAL GROWHT PROP., INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606
226 SOUTHPARK CIRCLE COLONIAL HEIGHTS VA 23834-2964	SOUTHPARK MALL, LLC	C/O CBL & ASSOCIATES PROPERTIES, INC./2030 HAMILTON PLACE BLVD. SUITE 500 CHATTANOGGA TN 37421
2901 PINES MALL DRIVE SPACE 316 PINE BLUFF AR 71601	PINES MALL	C/O PINES MALL PARTNERS 110 NORTH WACHER DRIVE CHICAGO IL 60606
8000 W BROWARD BLVD SPACE 216 PLANTATION FL 33388-0009	BROWARD MALL LLC	C/O WESTFIELD, LLC 11601 WILSHIRE BLVD 11TH FLOOR ATTN: CORPORATE COUNSEL LOS ANGELES CA 90025
98-1005 MOANALUA ROAD, SUITE 505 AIEA HI 96701	WATERCRESS ASSOCIATES, LP, LLLP	C/O MMI REALTY SERVICES, INC. 2 NORTH LAKE AVENUE, #450 PASADENA CA 91101-1858
100 MAIN STREET WHITE PLAINS NY 10601	WHITE PLAINS GALLERIA LP	225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438

880 NORTH MILITARY HWY NORFOLK VA 23502	THOR GALLERY AT MILITARY CIRCLE, LLC	THOR EQUITIES, LLC ATTN: LINO SOLIS 25 WEST 39TH STREET 11TH FLOOR NEW YORK NY 10018
1538 RIO ROAD EAST CHARLOTTESVILLE VA 22901-1404	SHOPPING CENTER ASSOCIATES	M.S. MANAGEMENT ASSOCIATES, INC NATIONAL CITY CENTER 115 W. WASHINGTON INDIANAPOLIS IN 46204
1600 S AZUSA AVE UNIT 237 FLOOR 2 CITY OF INDUSTRY CA 91748-1694	PUENTE HILLS MALL, LLC	ATTN: GENERAL COUNSEL 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
9674 CAROUSEL CENTER SYRACUSE NY 13290	CAROUSEL CENTER COMPANY, L.P.	C/O THE PYRAMID COMPANIES THE CLINTON EXCHANGE 4 CLINTON SQUARE SYRACUSE NY 13202
2272 BARTOW AVE BRONX NY 10475	BAY PLAZA COMMUNITY CENTER LLC	PRESTIGE PROPERTIES & DVLMT CO 546 FIFTH AVENUE 15TH FLLOR NEW YORK NY 10036
967 LLOYD CENTER PORTLAND OR 97232-1265	LC PORTLAND, LLC	C/O GLIMCHER PROPERTIES LIMITED PARTNERSHIP ATTN: SENIOR VP/ CFO 180 EAST BROAD STREET, 21ST FLOOR COLUMBUS OH 43215
2021 GALLERIA AT TYLER SPACE DU4 RIVERSIDE CA 92503	GALLERIA AT TYLER	TYLER MALL LIMITED PARTNERSHIP ATTN: LAW/LEASE ADMIN DEPT 110 NORTH WACKER DRIVE CHICAGO IL 60606
700 S TELESHOR BLVD SPACE 1258 LAS CRUCES NM 88011	MESILLA VALLEY MALL, LLC	124 JOHNSON FERRY ROAD ATTN: ASSET MANAGER ATLANTA GA 30328
4250 CERRILLOS ROAD PO BOX 29596 SANTA FE NM 87507	B&B SANTA FE MALL, LLC	GREGORY GREENFIELD & ASSOC. 124 JOHNSON FERRY ROAD NE ATTN: ASSET MANAGER-SANTA FE PLACE ATLANTA GA 30328
5403 W 88TH AVE SPACE 44 WESTMINSTER CO 80031	WESTMINSTER MALL COMPANY	C/O M.D. MANAGMENT, INC. 5201 JOHNSON DRIVE, SUITE 411 ATTN: LAW DEPARTMENT MISSION KS 66205
4601 EAST MAIN STREET SPACE 240 FARMINGTON NM 87402	PRICE-ASG L.L.C.	C/O GENERAL GROWTH PROPERTIES, INC. 110 NORTH WACKER DRIVE ATTN: DIANE DEAN CHICAGO IL 60606
34TH & 7TH AVENUE NEW YORK NY 10001	ONE PENN PLAZA, LLC	C/O VORNADO OFFICE MANAGEMENT LLC 888 SEVENTH AVENUE NEW YORK NY 10019
1057 BROAD STREET SPACE 40 SUMTER SC 29150	SUMTER MALL, LLC	HULL STOREY RETAIL GROUP LLC 1190 INTERSTATE PARKWAY AUGUSTA GA 30909
1447 METROPOLITAN AVE BRONX NY 10462	PARKCHESTER PRESERVATION	COMPANY, L.P. 654 MADISON AVENUE NEW YORK NY 10021

464 FULTON STREET BROOKLYN NY 11201-5214	462 FULTON, LLC	C/O WHARTON PROPERTIES 500 FIFTH AVENUE, 54TH FLOOR NEW YORK NY 10110
1300 W I-40 FRONTAGE RD, SUITE 152 GALLUP NM 87301-3317	RIO WEST LLC	GENERAL GROWTH PROPERTIES INC ATT:LAW/LEASE ADMINISTRATION 110 NORTH WACKER DRIVE CHICAGO IL 60606
1675 WEST LACEY BLVD SPACE C6 HANFORD CA 93230	PASSCO DIVERSIFIED II HM, LLC	C/O PASSCO REAL ESTATE ENTERPRISES, INC. 96 CORPORATE PARK, SUITE 200 IRVINE CA 92606

FL SPECIALTY OPERATIONS LLC

STREET ADDRESS OF LEASED PROPERTY	LESSOR	LESSOR’S CONTACT INFORMATION
3661 EISENHOWER PKWY MACON GA 31206	MACON MALL LLC	C/O JONES LANG LASALLE AMERICAS, INC 3344 PEACHTREE ROAD NE, STE 1200 ATTN: PRESIDENT & CEO, RETAIL ATLANTA GA 30326
368 SOUTHLAND MALL HAYWARD CA 94545-2132	SOUTHLAND MALL, L.P.	C/O GENERAL GROWTH PROPERTIES 110 N. WACKER DRIVE ATTN: GENERAL COUNSEL CHICAGO IL 60606
2601 DAWSON ROAD SPACE D-13 & 14 ALBANY GA 31707	ALBANY MALL LLC	C/O ARNOV REALTY MGMT, INC. 3500 EASTERN BOULEVARD MONTGOMERY AL 36116-1781
2195 S MOONEY BLVD VISALIA CA 93277	VISALIA MALL	C/O VISALIA MALL, L.P. 110 NORTH WACKER DRIVE CHICAGO IL 60606
275 W WISCONSIN AVE MILWAUKEE WI 53203	GRAND AVENUE CITY MALL LLC	ASHKENAZY ACQUSITION CORP 433 FIFTH AVENUE, SUITE 200 NEW YORK NY 10016
140 INLAND CENTER SAN BERNARDINO CA 92408	WM INLAND INVESTORS IV, LLC	ATTN: CENTER MANAGER 500 INLAND CENTER DRIVE SAN BERNARDINO CA 92408
470 STONEWOOD STREET DOWNEY CA 90241	MACERICH STONEWOOD, LLC	MANAGEMENT OFFICE 251 STONEWOOD STREET DOWNEY CA 90241
3450 WRIGHTSBORO RD, SUITE 1310 AUGUSTA GA 30909-0562	AUGUSTA MALL PARTNERSHIP	GENERAL GROWTH PROPERTIES, INC. 10275 LITTLE PATUXENT PKWY ATTN: LAW/LEASING AND OPERATIONS COLUMBIA MD 21044-3456
10202 E WASHINGTON ST SPACE 672 INDIANAPOLIS IN 46229	WASHINGTON SQUARE MALL, LLC	C/O SIMON PROPERTY GROUP 225 WEST WASHINGTON STREET INDIANAPOLIS IN 46204
3540 VILLAGE COURT GARY IN 46408-1428	GATEWAY ARTHUR, INC.	C/O EMMES ASSET MANAGEMENT CO., LLC 420 LEXINGTON AVENUE,SUITE 900 NEW YORK NY 10170
675 N FAIR OAKS AVE PASADENA CA 91103	PASADENA COMMERCIAL DEVELOPMENT COMPANY, LLC	CHARLES DUNN REAL ESTATE SERICES, INC 6180 LAUREL CANYON BLVD., SUITE 220 NORTH HOLLYWOOD CA 91606
555 BROADWAY SPACE 1088 CHULA VISTA CA 91910	CHULA VISTA CENTER, LLC	C/O GENERAL GROWTH PROP, INC. 110 NORTH WACKER DRIVE CHICAGO IL 60606

332 LAKEWOOD CENTER LAKEWOOD CA 90712	MACERICH LAKEWOOD LLC	C/O THE MACERICH COMPANY 401 WILSHIRE BLVD, SUITE 700 PO BOX 2172 SANTA MONICA CA 90407
222 FOX HILLS MALL CULVER CITY CA 90230	FOX HILLS MALL L.P.	C/O WESTFIELD, LLC ATTN: LEGAL DEPT. 11601 WILSHIRE BLVD., 11TH FLOOR LOS ANGELES CA 90025
1824 MONTEBELLO TWN CT DR MONTEBELLO CA 90640	MONTEBELLO TOWN CENTER INVESTORS LLC	C/O UBS REALTY INVESTORS LLC 2134 TOWN CENTER DR MONTEBELLO CA 90640
2200 EASTRIDGE LOOP SPACE 2052 SAN JOSE CA 95122	EASTRIDGE SHOPPING CENTER, LLC	EASTRIDGE MALL 110 N. WACKER DRIVE CHICAGO IL 60606
21880 HAWTHORNE BLVD SPACE 365 TORRANCE CA 90503	DEL AMO FASHION CENTER OPERATING COMPANY, LLC	C/O MILLS SERVICES CORP. 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
20700 AVALON BLVD, SUITE 620 CARSON CA 90746	HREG GENESIS CARSON, LLC	C/O CORELAND COMPANIES 20700 AVALON BLVD., SUITE 120 CARSON CA 90746-3704
2242 HILLTOP MALL ROAD RICHMOND CA 94806	RICHMOND ASSOCIATES LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
2841 GREENBRIAR PKY SW SPACE 470 ATLANTA GA 30331	GREENBRIAR MALL (2006) LP	GREENBRIAR MALL 2841 GREENBRIAR PARKWAY, SW ATTN: PROPERTY MANAGER ATLANTA GA 30331
3737 BRANCH AVE SPACE 24 HILLCREST HEIGHTS MD 20748	IVERSON MALL LIMITED PARTNERSH IP	3737 BRACH AVENUE, STE 203 HILLCREST HEIGHTS MD 20748
6901 SECURITY BLVD SPACE 343 BALTIMORE MD 21244	SECURITY SQUARE ASSOCIATES	545 WISCONSIN AVENUE, SUITE 1265 CHEVY CHASE MD 20815
8661 COLESVILLE ROAD SILVER SPRING MD 20910	CITY PLACE LIMITED PARTNERSHIP	PETRIE ROSS VENTURES 1919 WEST STREET, SUITE # 100 ANNAPOLIS MD 21401
803B RALPH DAVID ABERNTHY BLVD SW ATLANTA GA 30310	HT WEST END, LLC	THE SHOPPING CENTER GROUP LLC 2021 MONROE DRIVE, NE ATLANTA GA 30324
2801 CANDLER ROAD, SUITE 52 DECATUR GA 30034	THOR GALLERY AT SOUTH DEKALB, LLC	C/O THOR EQUITIES, LLC 25 WEST 39TH STREET 11TH FLOOR NEW YORK NY 10018
102 EAST BROADWAY BLOOMINGTON MN 55425	MOAC MALL HOLDINGS LLC	60 EAST BROADWAY BLOOMINGTON MN 55425-5550
2929 TURNER HILL ROAD SPACE 2620 LITHONIA GA 30038-2555	STONECREST MALL SPE, LLC	TERMINAL TOWER 50 PUBLIC SQUARE – SUITE 1360 CLEVELAND OH 44113-2267
2929 TURNER HILL ROAD SPACE 2620 LITHONIA GA 30038-2555	THE MALL AT STONECREST, LLC	FOREST CITY COMMERCIAL MANAGEMENT INC. 2929 TURNER HILL ROAD LITHONIA GA 30038
1815 COLUMBIA ROAD NW WASHINGTON DC 20009-2005	BERNICE J. DRAZIN	6403 KIRBY ROAD BETHESDA MD 20817

7804 ABERCORN STREET PO BOX 28, SPACE 208 SAVANNAH GA 31406	GGP IVANHOE II, INC.	C/O GENERAL GROWTH PROPERTIES 110 NORTH WACKER DRIVE CHICAGO IL 60606
2100 PLEASANT HILL RD SPACE 145 DULUTH GA 30096	MALL AT GWINNETT PLACE, LLC	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204-3438
801 N CONGRESS AVE SPACE 865 BOYNTON BEACH FL 33426	BOYNTON JCP ASSOCIATES LTD	C/O SIMON PROPERTY GROUP 225 W. WASHINGTON STREET INDIANAPOLIS IN 46204
1380 W EMPIRE MALL SPACE 316 SIOUX FALLS SD 57106-6517	SM Empire Mall LLC	Attn: Center Manager, The Empire Mall 4001 West 41st Street Sioux Falls SD 57106
3902 13TH AVE SW SPACE 509 FARGO ND 58103	WEST ACRES DEVELOPMENT, LLP	3902 13TH AVENUE SOUTH, SUITE 3717 FARGO ND 58103-3357
3239 BEL AIR MALL MOBILE AL 36606	MARELDA BEL AIR MALL LLC	GREGORY GREENFIELD & ASSOCIATES, LTD. ASSET MANAGER 124 JOHNSON FERRY RD. NE ATLANTA GA 30328
4250 CERRILLOS ROAD PO BOX 29615 SANTA FE NM 87507	B&B SANTA FE MALL, LLC	GREGORY GREENFIELD & ASSOC. ATTN: ASSET MANAGER 124 JOHNSON FERRY ROAD NE SANTA FE PLACE ATLANTA GA 30328
931 BOSTON DRIVE SPACE D2 BURLINGTON NC 27215	ALAMANCE CROSSING, LLC	CBL & ASSOCIATES PROPERTIES, INC. 800 SOUTH STREET WALTHAM MA 02453
720 DEL MONTE CENTER MONTEREY CA 93940	DEL MONTE CENTER HOLDINGS, LP	C/O AMERICAN ASSETS, INC. 11455 EL CAMINO REAL SUITE 200 SAN DIEGO CA 92130
700 S TELESHOR BLVD SPACE 1514 LAS CRUCES NM 88011	MESILLA VALLEY MALL, LLC	124 JOHNSON FERRY ROAD ATTN: ASSET MANAGER ATLANTA GA 30328

ROBBY’S SPORTING GOODS, INC.	NONE
TEAM EDITION APPAREL, INC.
FOOT LOCKER CORPORATE SERVICES, INC.
FOOT LOCKER HOLDINGS, INC.
FOOT LOCKER SOURCING, INC.
FL EUROPE HOLDINGS, INC.
FOOT LOCKER OPERATIONS, LLC
FL CANADA HOLDINGS, INC.
FOOT LOCKER ASIA, INC.
FL CORPORATE NY, LLC
FL RETAIL NY, LLC
FL SPECIALTY NY, LLC
FOOT LOCKER CARD SERVICES LLC

SCHEDULE 5.09

Schedule 5.09

Environmental Matters

NONE

SCHEDULE 5.10

*** CONFIDENTIAL TREATMENT REQUESTED BY FOOT LOCKER, INC. PURSUANT TO THE FREEDOM OF INFORMATION ACT

Schedule 5.10

Insurance

FOOT LOCKER, INC.

INSURER	POLICY NUMBER	EXPIRATION DATE	PREMIUM AMOUNT
Directors and Officers Liability
ACE American Insurance Company	***	10/12/2009	$415,000
Zurich American Insurance Company	***	10/12/2009	$265,000
St. Paul Mercury Insurance Company (Travelers)	***	10/12/2009	$198,750
RLI Insurance Company	***	10/12/2009	$149,000
Federal Insurance Company (Chubb)	***	10/12/2009	$74,500
Axis Insurance Company	***	10/12/2009	$73,000
Navigators Insurance Company	***	10/12/2009	$71,500
XL Bermuda Ltd.	***	10/12/2009	$157,500
Valiant Insurance Company	***	10/12/2009	$65,000
Fiduciary Liability Insurance
Arch Insurance Company	***	10/12/2009	$160,000
St. Paul Mercury Insurance Company (Travelers)	***	10/12/2009	$133,142
Continental Casualty Company (CNA)	***	10/12/2009	$85,910
RLI Insurance Company	***	10/12/2009	$75,000
Crime
St. Paul Travelers	***	8/1/2009	$52,000
Ocean Cargo
XL Speciality	***	12/01/2009	$20,500 Deposit
Special Cover
Liberty Ins. Und.	***	2/07/2011	$20,000

SCHEDULE 5.10

*** CONFIDENTIAL TREATMENT REQUESTED BY FOOT LOCKER, INC. PURSUANT TO THE FREEDOM OF INFORMATION ACT

Casualty
Workers Compensation	American Casualty Company (CNA) Policy No.: *** (California) Policy No.: *** (All Other States)	5/1/2009	$57,722 $483,399
	Transportation Insurance Co. (CNA) Policy no.: *** (OR, WI)	5/1/2009	$21,879
	CNA International Policy no.: ***	5/1/2009	$5,025
General Liability	Continental Casualty Co. (CNA) Policy no.: ***	5/1/2009	$228,344
	Transportation Insurance Co. (CNA) Policy no.: *** (Stop Gap-Monopolistic States)	5/1/2009	$300
	Continental Casualty Co. (CNA) Policy no.: *** (Stop Gap - PR)	5/1/2009	$200
Automobile Liability	Continental Casualty Co. (CNA) Policy no.: ***	5/1/2009	$15,000
Foreign Liability

Zurich American Insurance Company

Policy no.: ***

(Foreign Voluntary Workers Compensation)

Policy no.: ***

(General Liability)

Zurich Insurance Company

Policy no.: ***

(Canadian Automobile)

Various Zurich Companies

Policy no.: Various (Local General Liability)

		5/1/2009	$5,237 $5,122 CDN $26,475 $140,950

SCHEDULE 5.10

*** CONFIDENTIAL TREATMENT REQUESTED BY FOOT LOCKER, INC. PURSUANT TO THE FREEDOM OF INFORMATION ACT

Umbrella Excess Liability - Quota Share	Zurich American Insurance Co. Policy No.: *** Vigilant Insurance Co. (Chubb) Policy No.: *** Fireman's Fund Insurance Co. Policy No.: *** Liberty Insurance Underwriters Policy No.: ***	5/1/2009	$119,000 $37,500 $37,500 $37,500
Event Coverage – Primary Event Coverage – Umbrella Event Coverage - Excess	Great Divide Insurance Co. Policy No.: *** Policy No.: *** AXIS Surplus Ins. Co. Policy No.: ***	5/1/2009	$12,400 $5,000 $30,000
Professional Liability	Houston Casualty Co. Policy No.: ***	9/26/2009	$6,745

SCHEDULE 5.13

SCHEDULE 5.13

Subsidiaries

Name [1]	Jurisdiction of Incorporation

Foot Locker, Inc.	New York
FLE CV Management, Inc.	Delaware
FLE CV GP, LLC	Delaware
Foot Locker Europe CV LP, LLC	Delaware
FLE C.V. [2]	Netherlands
FL Finance (Europe) Limited	Ireland
Foot Locker Retail Ireland Limited	Ireland
Foot Locker (Shoes) Ltd.	Ireland
FL Finance Europe (US) Limited	Ireland
FLE Holdings BV	Netherlands
Foot Locker Greece Athletic Goods Ltd.	Greece
Foot Locker Europe B.V.	Netherlands
FL France Holdings S.A.S.	France
Foot Locker France S.A.S.	France
Foot Locker Austria GmbH	Austria
Foot Locker Belgium B.V.B.A.	Belgium
Foot Locker Czech Republic s.r.o.	Czech Republic
Foot Locker Denmark ApS	Denmark
Foot Locker - Artigos Desportivos e de Tempos Livres Lda.	Portugal
Foot Locker Europe.com B.V.	Netherlands
Foot Locker Scandinavia B.V.	Netherlands
Foot Locker Suisse SA	Switzerland
Foot Locker Hungary Kft	Hungary
FLE Management B.V.	Netherlands
Foot Locker Istanbul Sport Giyim Sanayi ve Ticaret LS	Turkey
Foot Locker U.K. Limited	U.K.
Freedom Sportsline Limited	U.K.
Foot Locker Realty Europe Limited	U.K.
Foot Locker Italy S.r.l.	Italy
Foot Locker Netherlands B.V.	Netherlands
Foot Locker Sweden AB	Sweden

[1]

The name of each subsidiary company is indented under the name of its parent company and, unless noted in a footnote, each such subsidiary is 100% owned by its parent. All subsidiaries wholly owned, directly or indirectly, by Foot Locker, Inc. are consolidated for accounting and financial reporting purposes.

[2]	Dutch limited partnership. General partners are FLE CV Management, Inc. (99.5%) and FLE CV GP, LLC (0.25%). Limited partner is Foot Locker Europe CV LP, LLC (0.25%).

SCHEDULE 5.13

[Foot Locker, Inc. — (Cont.)]

Foot Locker Germany Holdings GmbH	Germany
Foot Locker Germany GmbH & Co. KG	Germany
Foot Locker Germany Management GmbH	Germany
Foot Locker Spain S.L.	Spain
Foot Locker Asia, Inc.	Delaware
Foot Locker (Thailand) Co., Ltd.	Thailand
Footlocker.com, Inc.	Delaware
Eastbay, Inc.	Wisconsin
FL Corporate NY, LLC	Delaware
Foot Locker Australia, Inc.	Delaware
Foot Locker China, Inc.	Delaware
Foot Locker Japan, Inc.	Delaware
Foot Locker New Zealand, Inc.	Delaware
Kids Mart, Inc.[3]	Florida
Kids Mart, Inc.	Delaware
Little Folk Shop Inc.	Delaware
Randy River, Inc.	Delaware
The Richman Brothers Company	Ohio
Custom Cut, Inc.	Delaware
RX Place, Inc.	Delaware
Specialty Times, Inc.	Delaware
Team Edition Apparel, Inc.	Florida
Venator Group Administration, Inc.	Delaware
Foot Locker Specialty, Inc.	New York
CCS Direct LLC	Wisconsin
AB Specialty, Inc.	Delaware
Barclay Park and Church Advertising Inc.	Delaware
Checklot Service Center, Inc.	Delaware
Foot Locker Operations LLC	Delaware
FL Specialty NY, LLC	Delaware
FL Specialty Operations LLC	New York
Foot Locker Specialty New York, Inc.	Delaware
Frame Scene, Inc.	Delaware
Herald Square Stationers, Inc.	Delaware
Lamston 37-33/45 Seventy-Fourth Street Corp.	New York
Lamston 69-73/5 Grand Avenue Corp.	New York
Lamston 1279 Third Avenue Corp.	New York

[3]	1 million shares of Series A Convertible Preferred Stock, par value $.001 per share, pursuant to a Stock Acquisition Agreement dated May 30, 1996.

19

SCHEDULE 5.13

[Foot Locker, Inc. — (Cont.)]

[Foot Locker Specialty, Inc. — (Cont.)]

Red Grille of Hawaii, Inc.	Delaware
Red Grille of Louisiana, Inc.	Delaware
Trade Center Realty, Inc.	Delaware
Woolco Fashionwear Corp.	Delaware
Woolco Inc.	Delaware
233 Broadway, Inc.	New York
340 Supply Co.	Pennsylvania
Venator Group Franchises LLC	Delaware
Rosedale Accessory Lady, Inc.	Minnesota
Accessory Lady, Inc.	Texas
Atlanta Southlake Accessory Lady, Inc.	Georgia
Beachwood Accessory Lady, Inc.	Ohio
Brea Accessory Lady, Inc.	California
Bridgewater Commons Accessory Lady, Inc.	New Jersey
Buckland Hills Accessory Lady, Inc.	Connecticut
Cherry Hill Accessory Lady, Inc.	New Jersey
Chesterfield Accessory Lady, Inc.	Virginia
Chicago Accessory Lady, Inc.	Illinois
Copley Place Accessory Lady, Inc.	Massachusetts
Colonie Center Accessory Lady, Inc.	New York
Crabtree Mall Accessory Lady, Inc.	North Carolina
Dadeland Center Accessory Lady, Inc.	Florida
Delamo Accessory Lady, Inc.	California
Fashion Valley Accessory Lady, Inc.	California
Four Seasons Accessory Lady, Inc.	North Carolina
Fox Valley Accessory Lady, Inc.	Illinois
Garden State Accessory Lady, Inc.	New Jersey
The Gardens Accessory Lady, Inc.	Florida
Glendale Accessory Lady, Inc.	California
Grand Avenue Accessory Lady, Inc.	Wisconsin
Hanes Mall Accessory Lady, Inc.	North Carolina
Hawthorne Center (IL.) Accessory Lady, Inc.	Illinois
Lakeside Accessory Lady, Inc.	Louisiana
Mainplace Accessory Lady, Inc.	California
Mall Del Norte Accessory Lady, Inc.	Texas
McAllen Accessory Lady, Inc.	Texas

20

SCHEDULE 5.13

[Foot Locker, Inc. — (Cont.)]

[Foot Locker Specialty, Inc. — (Cont.)]

[Rosedale Accessory Lady, Inc. — (Cont.)]

Penn Square Accessory Lady, Inc.	Oklahoma
Pentagon City Accessory Lady, Inc.	Virginia
Raceway Accessory Lady, Inc.	New Jersey
Randhurst Accessory Lady, Inc.	Illinois
Regency Square Accessory Lady, Inc.	Florida
Ridgedale Accessory Lady, Inc.	Minnesota
McLean Accessory Lady, Inc.	Virginia
Menlo Park Accessory Lady, Inc.	New Jersey
Montclair Accessory Lady, Inc.	California
Montgomery Accessory Lady, Inc.	Maryland
Northbrook Accessory Lady, Inc.	Illinois
North County Fair Accessory Lady, Inc.	California
Northridge Accessory Lady, Inc.	California
Oakbrook Center Accessory Lady, Inc.	Illinois
The Oaks Accessory Lady, Inc.	California
Orlando Accessory Lady, Inc.	Florida
Paradise Valley Accessory Lady, Inc.	Arizona
Palm Beach Mall Accessory Lady, Inc.	Florida
Paramus Park Accessory Lady, Inc.	New Jersey
The Parks Accessory Lady, Inc.	Texas
Riverside Hackensack Accessory Lady, Inc.	New Jersey
Roosevelt Field Accessory Lady, Inc.	New York
Scottsdale Accessory Lady, Inc.	Arizona
Southdale Accessory Lady, Inc.	Minnesota
St. Louis Galleria Accessory Lady, Inc.	Missouri
Stoneridge Accessory Lady, Inc.	California
Stonestown Accessory Lady, Inc.	California
Sunrise Boulevard (Fla.) Accessory Lady, Inc.	Florida
Sunvalley Accessory Lady, Inc.	California
Towson Accessory Lady, Inc.	Maryland
Tri-County Accessory Lady, Inc.	Ohio
Tysons Corner Accessory Lady, Inc.	Virginia
Valley Fair Accessory Lady, Inc.	California
Willowbrook Accessory Lady, Inc.	New Jersey
Woodman Avenue Accessory Lady, Inc.	California

21

SCHEDULE 5.13

[Foot Locker, Inc. — (Cont.)]

Foot Locker Retail, Inc.	New York
Armel, Inc.	Florida
Armel Acquisition, Inc.	Florida
Champs of Crossgates, Inc.	Florida
Champs of Holyoke, Inc.	Florida
Champs Sporting Goods of Esplanade, Inc.	Florida
Champs Sporting Goods, Inc.	Tennessee
Champs Sport Shops, Inc. of Maryville	Florida
Champs Sport Shops, Inc. of Cutler Ridge	Florida
Champs Sport Shops, Inc. of Broward	Florida
Champs Sport Shops of Daytona, Inc.	Florida
San Del of Jacksonville, Inc.	Florida
Champs Sport Shops, Inc. of 163rd Street	Florida
San Del, Inc. of Atlanta	Florida
Champs Four Seasons, Inc.	North Carolina
Joe Chichelo, Inc.	Florida
Champs Sport Shops, Inc.	Florida
Champs Sport Shops, Inc. of Aventura	Florida
Champs Sporting Goods of N.C., Inc.	North Carolina
Champs Sport Shops, Inc. of Miami International	Florida
Champs Sporting Goods, Inc.	Louisiana
Champs Sport Shops, Inc. of Omni	Florida
Champs Sport Shops, Inc. of Nashville	Florida
Champs Sport Shops, Inc. of Houston	Florida
Champs Sport Shops, Inc. of Fort Lauderdale	Florida
Sneakers Inc. of Greensboro	North Carolina
Sneakers Inc. of Knoxville	Tennessee
Sneakers Inc. of Daytona Beach	Florida
Champs of Maryland, Inc.	Florida
Champs of Virginia, Inc.	Florida
SneaKee Feet of Maryland, Inc.	Florida
SneaKee Feet of Montgomery Village, Inc.	Florida
SneaKee Feet of North Carolina, Inc.	Florida
Runner-Up of Orlando, Inc.	Florida
SneaKee Feet of Tampa, Inc.	Florida
SneaKee Feet, Inc.	Florida
Champs of Missouri, Inc.	Missouri
Champs Sport Shops of Maryland, Inc.	Maryland

22

SCHEDULE 5.13

[Foot Locker, Inc. — (Cont.)]

[Foot Locker Retail, Inc. — (Cont.)]

[Armel, Inc. — (Cont.)]

Champs of Connecticut, Inc.	Connecticut
Champs Sport Shops of Massachusetts, Inc.	Massachusetts
Champs of Georgia, Inc.	Georgia
Champs of New Jersey, Inc.	New Jersey
Champs of Oklahoma, Inc.	Oklahoma
Champs of Tennessee, Inc.	Tennessee
SneaKee Feet of Washington Outlet Mall, Inc.	Florida
FL Retail Operations LLC	New York
Foot Locker Card Services LLC	Virginia
Foot Locker Retail New York, Inc.	Delaware
FL Europe Holdings, Inc.	Delaware
FL Retail NY, LLC	Delaware
Foot Locker Atlantic City, LLC	Delaware
Menlo Trading Company	California
Athletic Shoe Factory, Inc.	California
Foot Locker Stores, Inc.	Delaware
Janess Properties, Inc.	Delaware
Foot Locker Investments LLC	Delaware
Foot Locker Corporate Services, Inc.	Delaware
Kinney Trading Corp.	New York
Robby’s Sporting Goods, Inc.	Florida
SFMB Specialty Corporation	California
Foot Locker Realty, Inc.	New York
Foot Locker Dominican Republic, LLC	Delaware
Foot Locker Holdings, Inc.	New York
Retail Company of Germany, Inc.	Delaware
Foot Locker Canada Holdings Limited Partnership[4]	Canada
FL Canada Holdings ULC	Canada
Foot Locker Canada Co.	Canada
3093459 Nova Scotia Limited	Canada
FL Canada Holdings, Inc.	Delaware

[4]	General Partner is Foot Locker Holdings, Inc.; Limited Partner is FL Canada Holdings, Inc.

23

SCHEDULE 5.13

[Foot Locker, Inc. — (Cont.)]

[Foot Locker Holdings, Inc. — (Cont.)]

Foot Locker Pacific Holdings, Inc.	Delaware
Woolworth Holding S. de R.L. de C.V. [5]	Mexico
Foot Locker de Mexico, S.A. de C.V. [6]	Mexico
Distribuidora Foot Locker S.A. de C.V. [7]	Mexico
Foot Locker Sourcing, Inc.	Delaware
Venator Group Sourcing Taiwan LLC	Delaware

[5]	Liquidation and dissolution pending.

[6]	Liquidation and dissolution pending.

[7]	Liquidation and dissolution pending.

24

SCHEDULE 5.17

Schedule 5.17

Intellectual Property Matters

NONE

26

SCHEDULE 5.18

Schedule 5.18

Collective Bargaining Agreements

NONE

27

SCHEDULE 5.21(a)

***CONFIDENTIAL TREATMENT REQUESTED BY FOOT LOCKER, INC. PURSUANT TO THE FREEDOM OF INFORMATION ACT

Schedule 5.21(a)

DDAs

Name and Address of the Depository	Account Number(s) Maintained With Depository	Contact Information at Depository
American Bank P.O. Box 1970, 1632 West Main Street Bozeman, MT. 59771-1970	***	***
American Savings Bank 915 Fortt Street Mall, 4th Floor, Honolulu HI 95813	***	***
Ameriserv Financial Galleria Mall Office, 500 Galleria Dr. STE 100, Johnstown, PA 15904-8911	***	***
Arvest Bank Fayetteville P.O. Box 1327 Fayetteville, AR. 72702	***	***
***
***
Bancfirst P.O. Box 1489 Muskogee, OK. 74402	***	***
*Banco Popular PO Box 362708, San Juan PR 00936-2708	***	***
Banco Santander P.O. Box 362589, San Juan PR 00936-2589	***	***
***
***
***
***
***
***
***
***
Bancorp South 2910 West Jackson St. Tupelo, MS. 38801	***	***
***
***
***
***
Bank of America MA-527-01-16, 50 Morrissey Blvd., Dorchester, MA 02125	***	***
***
Bank of Hawaii 134 W Soledad Ave, Hagatna, GU 96910	***	***
***
Bank Trust P.O. Box 799 Selma, AL. 36702-0799	***	***
***
BBVA P.O. Box 364745, San Juan, PR 00936-4745	***	***
***

SCHEDULE 5.21(a)

*** CONFIDENTIAL TREATMENT REQUESTED BY FOOT LOCKER, INC. PURSUANT TO THE FREEDOM OF INFORMATION ACT

Name and Address of the Depository	Account Number(s) Maintained With Depository	Contact Information at Depository
Boone County National Bank P.O. Box 678 Columbia, MO 65205	***	***
***
***
***
Canandaigua National Bank and Trust 72 South Main Street Canandaigua, NY 14424	***	***
***
Central Illinois Bank 101 N State St, Geneseo, IL, 61254	***	***
Citibank P.O. Box 1033, Bryan, TX 77805	***	***
***
***
Citizens Bank P.O. Box 620729 Oviedo, FL 32762-0729	***	***
***
***
***
***
Citizens National Bank of Meridian P.O. Box 911 Meridianm, MS. 39302	***	***
***
***
***
Coast Central Credit Union 2650 Harrison Avenue Eureka, CA 95501	***	***
Columbia Savings Bank 19-01 Route 208 North Fair Lawn, NJ 07410	***	***
***
Commerce Bank 727 Poyntz Ave. Manhattan, KS. 66502-0045	***	***
***
Community Bank 1616 South Washington Street Grand Forks, ND. 58201	***	***
Compass Bank Bankcard Center P.O. Box 2210 Decatur, AL 35699-0001	***	***
***
***
Core First Bank & Trust 3035 SW Topeka Blvd. Topeka, KS. 66611	***	***
***
***
***
Downey S&L 1233 W. Avenue P Suite 525 Palmdale, CA. 93551	***	***
***
*Fifth Third Bank 38 Fountain Square Plaza, Cincinnati, OH45202	***	***
First Bank P.O. Box 808 McComb, MS. 39649	***	***

SCHEDULE 5.21(a)

*** CONFIDENTIAL TREATMENT REQUESTED BY FOOT LOCKER, INC. PURSUANT TO THE FREEDOM OF INFORMATION ACT

Name and Address of the Depository	Account Number(s) Maintained With Depository	Contact Information at Depository
First Commonwealth Bank Attn:Payment Processing, P.O. Box 537, Indiana, PA 15701-0537	***	***
***
First Community Bank Attn:EFT Manager, PO Box 950, Bluefield,WV 24701	***	***
First Financial Bank P. O. Box 2122 Terre Haute, IN. 47802	***	***
First National Bank of Colorado P.O. Box 578 Fort Collins, CO. 80522	***	***
***
First National Bank of Bryan P.O. Box 300489 Austin, TX 78703-0009	***	***
***
***
First National Bank of Sioux Falls P.O. Box 5186, Attn.Customer Support, Sioux Falls, SD 57117-5186	***	***

First National Bank Pierre 125 W Sioux Ave Pierre, SD 57501	***	***
First Westroads Bank 15750 W. Dodge Rd. Omaha, NE. 68118	***	***
***
***
Great Southern Bank 218 South Glenstone P.O. Box 9009 Springfield, MO. 65808	***	***
***
***
Hillcrest Bank P.O. Box 12450 Overland Park, KS. 66282	***	***
***
***
***
HSBC Bank 1 HSBC Center, 14th Floor, Buffalo NY 14203	***	***
Huntington Federal S/L 1049 Fifth Ave. Huntington, WV 25701	***	***
***
***
***
IBC Bank P.O. Box 26020 Oklahoma City, OK. 73126-0020	***	***
***
***
IBC Bank 1200 San Bernardo Ave. Laredo,TX 78042	***	***
***
***
***
***
***
***
***
***
***

SCHEDULE 5.21(a)

*** CONFIDENTIAL TREATMENT REQUESTED BY FOOT LOCKER, INC. PURSUANT TO THE FREEDOM OF INFORMATION ACT

Name and Address of the Depository	Account Number(s) Maintained With Depository	Contact Information at Depository
Jefferson Bank and Trust 2301 Market Street St. Louis, MO. 63103	***	***
*JPMorgan Chase Bank 270 Park Avenue New York, NY 10017	***	***
Kirkwood Bank and Trust P.O. Box 6089 Bismarch, ND. 58506-6089	***	***
North Shore Bank of Commerce P.O. Box 16450, 131 W. Superior St. Duluth, MN. 55816-0450	***	***
***
***
Northwest Savings Bank Attn:EFT Services 100 Liberty St., P.O. Box 128,Warren, PA 16365	***	***
***
***
Oceanic Bank 1088 W. Marine Drive Dededo, Guam 96929	***	***
***
Old National Bank of Evansville P.O. Box 718 Evansville, IN. 4770	***	***
Pennstar Bank 409 Lackawanna Ave. Suite 501, Scranton, PA 18503-2045	***	***
***
Plains Capital Bank PO Box 271 Lubbock, TX 79408	***	***
***
***
***
***
***
R-G Premier Bank of PR P.O. Box 2510, Guaynabo, PR 00970-2510	***	***
***
Savannah Bank 1565 Main Street P.O. Box 278 Savannah, NY. 13146-0278	***	***
ScotiaBank PO Box 362230 San Juan, PR 00936-2230	***	***
***
Security Serv FCU 16211 La Cantera Parkway, San Antonio, TX 78256-2419	***	***
***
***
Sovereign Bank One Sovereign Way, R11 EPV 02 23, East Providence, RI 02915	***	***
***
***
***
***
***
***

SCHEDULE 5.21(a)

*** CONFIDENTIAL TREATMENT REQUESTED BY FOOT LOCKER, INC. PURSUANT TO THE FREEDOM OF INFORMATION ACT

Name and Address of the Depository	Account Number(s) Maintained With Depository	Contact Information at Depository
Susquehanna 9 E. Main Street , P.O. Box 1000 Lititz, PA. 17543	***	***
***
TD BankNorth P.O. Box 1377 Lewiston, ME. 04243-1377	***	***
***
TD BankNorth Maine P.O. Box 1377 Lewiston, ME. 04243-1377	***	***
***
Trustco Bank P.O.Box 1082 Schenectady, NY. 12301-1082	***	***
Trustco Bank – Schenectady P.O.Box 1082 Schenectady, NY. 12301-1082	***	***
***
United National Bank Processing Center, 500 Virgina St. East, PO Box 393, Charleston, WV 25322-0393	***	***
***
***
***
***
***
***
***
*US Bank 1350 Euclid Ave Cleveland, OH 44115	***	***
***
*Wachovia Bank 401 So.Tryon St. Charlotte, NC28288-5710	***	***
*Wells Fargo Bank 707 Wilshire Blvd, 13th Floor Los Angeles, CA 90017-3501	***	***
Western Bank Dept. de Cuentas Corrientes, P.O. Box 1180, Mayagiiez,PR 00681-1180	***	***

*Blocked Account Bank

SCHEDULE 5.21(b)

Schedule 5.21(b)

Credit Card Arrangements

CREDIT CARD AGREEMENTS	Arrangements

Merchant Services Bankcard Agreement, as amended on or about August 10, 1998, by and among Foot Locker, Inc. on behalf of itself and its subsidiaries and affiliates, JPMorgan Chase Bank, N.A. and Chase Alliance Partners, L.P.

Process Visa, Mastercard, Diners, JCB & CUP Daily Settlement

Agreement for American Express Card Acceptance, dated October 16, 2006 between American Express Travel Related Services Company, Inc. and Foot Locker Corporate Services, Inc. on behalf of itself and its Affiliates[1]

Process American Express Daily Settlement
Merchant Services Agreement, dated October 22, 2007 between DFS Services LLC and Foot Locker Corporate Services, Inc.	Process Discover Daily Settlement
Banco Popular	Process Visa and Mastercard in Puerto Rico Settlement to Banco Popular account in Puerto Rico

DEBIT CARD AGREEMENTS	Arrangements

Debit Card Service Addendum to Merchant Services Bankcard Agreement, as amended on or about August 10, 1998, by and among Foot Locker, Inc. on behalf of itself and its subsidiaries and affiliates, JPMorgan Chase Bank, N.A. and Chase Alliance Partners, L.P.

Process Debit Card transactions Daily Settlement

_________________________

 1 Affiliates that are Loan Parties: Foot Locker Canada Corporation, Team Edition Apparel, Inc., Footlocker.com, Inc., Foot Locker Retail, Inc., FL Corporate NY LLC, Foot Locker Specialty, Inc., FL Specialty NY LLC, FL Specialty Operations LLC, Foot Locker Operations, LLC, Foot Locker Stores, Inc., Foot Locker Corporate Services, Inc., FL Retail NY LLC, FL Retail Operations LLC, Robby’s Sporting Goods, In.c, Foot Locker Card Services LLC

SCHEDULE 6.02

Schedule 6.02

Financial and Collateral Reporting

		DATE	(X)

Monthly (due on fifteenth day of each fiscal month)		____________	____________
•	Borrowing Base Certificate (BBC) with the following backup:

Borrowing Base backup to be received w/ BBC:
•	Inventory Roll forward (Departmental Operating Statement – DOS)	____________	____________
•	Shrink (AFAD and Champs Combining Forms)	____________	____________
•	Consignment Summary (DOS and Gross Margin System)	____________	____________
•	Summary of RTV Inventory by Location (General Ledger Query)	____________	____________
•	Eligible Credit Card Receivables (AFAD and Champs Combining Forms)	____________	____________
•	Rent Reserve (Accounts Payable)	____________	____________
•	Gift Card Liability Analysis (Balance Sheet & First Data Report)	____________	____________
•	Layaway Activity Report (Accounts Receivable Sub ledger)	____________	____________

Monthly (within 30 days after fiscal month end if requested by Agent):
•	Monthly Financial Statements (Consolidated B/S, OR1, OR5, and the Cash Flow from Report 135)	____________	____________
•	Officer’s Compliance Certificate	____________	____________
•	Adjusted Consolidated Fixed Charge Coverage Ratio Calculation	____________	____________

Quarterly (within 45 days after the end of first three fiscal quarters):
•	Form 10-Q	____________	____________
•	Officer’s Compliance Certificate	____________	____________

Annually (within 90 days after year end):
•	Audited Annual Financial Statements (Form 10-K)	____________	____________
•	Officer’s Compliance Certificate (with MD&A)	____________	____________

Annually (within 45 days after year end):
•	Upcoming Fiscal Year Budget and Projections (Quarterly I/S, B/S, CF, Availability model)	____________	____________

Mailed to:	Katie Hendricks
100 Federal Street
MA5-100-09-09
Boston, MA 02114
Tel: (617) 434-7443
Fax: (617) 434-4131

34

SCHEDULE 7.01

Schedule 7.01

Existing Liens

NONE

35

SCHEDULE 7.02

Schedule 7.02

Existing Investments

Issuer	Amount	Start Date	Maturity Date	Nominal Pre-Tax Rate	Equivalent Pre-Tax Yield
Savings Account
Savings Account: HSBC Bank USA N.A.	50,000,000	03/13/09	03/16/09	0.75	0.75
Sweep Account
JPMorgan Sweep Account	48,000,000	03/13/09	03/16/09	0.15	0.15
Term Deposit
Bank of America NA	20,000,000	03/04/09	04/03/09	0.35	0.35
Bank of America NA	11,000,000	03/13/09	03/16/09	0.11	0.11
Wells Fargo	20,000,000	03/04/09	03/24/09	0.20	0.20
Wells Fargo	30,000,000	02/03/09	04/03/09	0.42	0.42
Wells Fargo	25,000,000	03/10/09	03/20/09	0.09	0.09
Treasury Bills
T-Bills Maturity 4/16	5,000,000	02/18/09	04/16/09	0.20	0.20
T-Bills Maturity 4/09	25,000,000	02/19/09	04/09/09	0.20	0.20
T-Bills Maturity 4/02	25,000,000	02/25/09	04/02/09	0.16	0.16
T-Bills Maturity 4/02	50,000,000	03/02/09	03/19/09	0.11	0.11
T-Bills Maturity 4/02	20,000,000	03/02/09	05/07/09	0.18	0.18
SUMMARY U.S. STATISTICS	$329,000,000

Auction Rate Security
Floating Rate Non-Cumulative Preferred Stock, Series 5, A2	7,000,000	2/24/09	5/26/09	4.70	6.47
Market Value: BAC 0.00% Series 5 Preferred[2]	1,438,266
OTHER
Northern Note, face value	C$14,800,000

_________________________

 2 Trust holds Bank of America (previously Merrill Lynch & Co.) preferred stock. (JPMorgan Chase is the broker/dealer)

SCHEDULE 7.03

Schedule 7.03

Existing Indebtedness

     Interest Rate Swaps

Swap	Bank	Notional	Pay	Receive	Contract Start Date	Expiry Date

Fixed to Floating	Bank of America	$ 50,000,000	6m Libor	8.50%	15-Jan-03	15-Jan-22
Fixed to Floating	Bank of America	$ 25,000,000	6m Libor	8.50%	03-Apr-03	15-Jan-22
Fixed to Floating	Wachovia	$ 25,000,000	6m Libor	8.50%	03-Apr-03	15-Jan-22

Basis Swap	Wachovia	$ 40,000,000	1m Libor + Spread	6m Libor	30-Jul-04	15-Jan-22
Basis Swap	Bank of Nova Scotia	$ 40,000,000	1m Libor + Spread	6m Libor	30-Jul-04	15-Jan-22
Basis Swap	J.P. Morgan	$ 20,000,000	1m Libor + Spread	6m Libor	30-Jul-04	15-Jan-22

Euro Swap	Wells Fargo	$122,120,000	1m Euribor	1m Libor	15-Aug-05	19-Aug-15
Euro Swap	Wells Fargo	$146,450,000	1m Libor	1m Euribor	22-Sep-08	19-Aug-15
Euro Swap Net	Wells Fargo	$ 24,330,000	1m Libor	-

     Bonds

Bonds Outstanding	Custodian Bank	Pay	Maturity
123,008,000	Bank of New York	8.50%	1/15/2022

Foreign Exchange Transactions Outstanding

							First Currency						Second Currency
Contract	Trade	Settle		Transaction	Trade Type			Buy/		Spot		All-In		Buy/
Number	Date	Date	Company	Type	Code			Sell	Amount	Rate	Fwd Pts.	Rate		Sell
080908	05-Sep-08	04-Feb-09	Foot Locker UK	09 BP/EUR Merch Hedge	2	FWD	EUR	B	1,000,000.00	0.806800	0.0022	0.809000	GBP	S
080911	11-Sep-08	04-Feb-09	Foot Locker UK	09 BP/EUR Merch Hedge	2	FWD	EUR	B	2,500,000.00	0.797500	0.00195	0.799450	GBP	S
080935	22-Sep-08	18-Feb-09	Foot Locker Europe	09 USD/EUR Merch Hedge	2	FWD	USD	B	1,000,000.00	1.470000	-0.007	1.463000	EUR	S
081111	25-Nov-08	18-Feb-09	Foot Locker Europe	09 USD/EUR Merch Hedge	2	FWD	USD	B	335,906.00	1.300000	-0.0011	1.298900	EUR	S
081111	25-Nov-08	18-Feb-09	Foot Locker Europe	FLE CV - Management Fee	2	FWD	USD	B	664,094.00	1.300000	-0.0011	1.298900	EUR	S
080110	14-Jan-09	18-Feb-09	Foot Locker, Inc.	CAD I/C Debt	2	FWD	USD	B	2,000,000.00	1.230000	0.00085	1.230850	CAD	S
080101	05-Jan-09	25-Feb-09	Foot Locker Canada	Q4 Royalty	2	FWD	CAD	S	1,000,000.00	1.207500	0.001	1.208500	USD	B
080102	05-Jan-09	25-Feb-09	Foot Locker Canada	Q4 Royalty	2	FWD	CAD	S	1,000,000.00	1.187500	0.001	1.188500	USD	B

080912	11-Sep-08	18-Mar-09	Foot Locker UK	09 BP/EUR Merch Hedge	2	FWD	EUR	B	2,500,000.00	0.797500	0.00228	0.799780	GBP	S
080922	17-Sep-08	18-Mar-09	Foot Locker UK	09 BP/EUR Merch Hedge	2	FWD	EUR	B	1,500,000.00	0.788200	0.0053	0.793500	GBP	S
081112	25-Nov-08	18-Mar-09	Foot Locker Europe	09 USD/EUR Merch Hedge	2	FWD	USD	B	1,000,000.00	1.300000	-0.0013	1.298700	EUR	S
081214	16-Dec-08	18-Mar-09	Foot Locker Europe	09 USD/EUR Merch Hedge	2	FWD	USD	B	500,000.00	1.404700	-0.0035	1.401200	EUR	S

081205	11-Dec-08	15-Apr-09	Foot Locker Europe	09 USD/EUR Merch Hedge	2	FWD	USD	B	1,000,000.00	1.310000	-0.0037	1.306300	EUR	S
081215	16-Dec-08	15-Apr-09	Foot Locker Europe	09 USD/EUR Merch Hedge	2	FWD	USD	B	500,000.00	1.404700	-0.0043	1.400400	EUR	S

080913	11-Sep-08	22-Apr-09	Foot Locker UK	09 BP/EUR Merch Hedge	2	FWD	EUR	B	1,000,000.00	0.797500	0.00249	0.799990	GBP	S
080914	11-Sep-08	22-Apr-09	Foot Locker UK	09 BP/EUR Merch Hedge	2	FWD	EUR	B	1,000,000.00	0.795500	0.00249	0.797990	GBP	S
081001	06-Oct-08	22-Apr-09	Foot Locker UK	09 BP/EUR Merch Hedge	2	FWD	EUR	B	1,500,000.00	0.771700	0.005075	0.776775	GBP	S
081211	15-Dec-08	22-Apr-09	Foot Locker Retail	Q1 Royalty	2	FWD	EUR	S	500,000.00	1.352500	-0.0042	1.348300	USD	B
081217	16-Dec-08	22-Apr-09	Foot Locker Retail	Q1 Royalty	2	FWD	EUR	S	1,000,000.00	1.410000	-0.0045	1.405500	USD	B
081220	18-Dec-08	22-Apr-09	Foot Locker Retail	Q1 Royalty	2	FWD	EUR	S	1,000,000.00	1.450000	-0.0045	1.445500	USD	B
080125	26-Jan-09	29-Apr-09	Foot Locker Europe	I/C Balance Y/E - Settle Rolled C#081221 & 080106	2	FWD	EUR	B	2,000,000.00	0.943300	-0.0003	0.943000	GBP	S
080127	27-Jan-09	29-Apr-09	Foot Locker Scandinavia	I/C Open Items	2	FWD	SEK	S	8,932,860.00	10.630000	0.005	10.635000	EUR	B

080915	11-Sep-08	20-May-09	Foot Locker UK	09 BP/EUR Merch Hedge	2	FWD	EUR	B	2,000,000.00	0.795500	0.00267	0.798170	GBP	S
081206	11-Dec-08	20-May-09	Foot Locker Europe	09 USD/EUR Merch Hedge	2	FWD	USD	B	1,000,000.00	1.320000	-0.0047	1.315300	EUR	S
081216	16-Dec-08	20-May-09	Foot Locker Europe	09 USD/EUR Merch Hedge	2	FWD	USD	B	1,000,000.00	1.404700	-0.0053	1.399400	EUR	S
080103	05-Jan-09	20-May-09	Foot Locker UK	09 BP/EUR Merch Hedge	2	FWD	EUR	B	1,000,000.00	0.936200	-0.0018	0.934400	GBP	S

080916	11-Sep-08	17-Jun-09	Foot Locker UK	09 BP/EUR Merch Hedge	2	FWD	EUR	B	2,000,000.00	0.795500	0.00288	0.798380	GBP	S
081207	11-Dec-08	17-Jun-09	Foot Locker Europe	09 USD/EUR Merch Hedge	2	FWD	USD	B	1,500,000.00	1.330000	-0.00585	1.324150	EUR	S
080104	05-Jan-09	17-Jun-09	Foot Locker UK	09 BP/EUR Merch Hedge	2	FWD	EUR	B	1,000,000.00	0.930700	-0.0023	0.928400	GBP	S

080918	12-Sep-08	22-Jul-09	Foot Locker UK	09 BP/EUR Merch Hedge	2	FWD	EUR	B	1,500,000.00	0.793000	0.00345	0.796450	GBP	S

080105	05-Jan-09	22-Jul-09	Foot Locker UK	09 BP/EUR Merch Hedge	2	FWD	EUR	B	2,000,000.00	0.925500	-0.0028	0.922700	GBP	S

080802	06-Aug-08	06-Aug-09	FL Finance (Europe) Ltd.	Loan Repayment	2	FWD	GBP	S	7,400,000.00	0.792000	0.00487	0.796870	EUR	B
080940	03-Oct-08	19-Aug-09	Foot Locker UK	09 BP/EUR Merch Hedge	2	FWD	EUR	B	1,500,000.00	0.779300	0.00735	0.786650	GBP	S

080112	15-Jan-09	16-Sep-09	Foot Locker Europe	09 BP/EUR Merch Hedge	2	FWD	EUR	B	1,500,000.00	0.898000	-0.0013	0.896700	GBP	S

080115	15-Jan-09	21-Oct-09	Foot Locker Europe	I/C Balance = Ref C#081212	2	FWD	EUR	B	1,500,000.00	0.895500	-0.0013	0.894200	GBP	S

080117	16-Jan-09	18-Nov-09	Foot Locker Europe	09 BP/EUR Merch Hedge	2	FWD	EUR	B	1,000,000.00	0.888500	-0.00144	0.887060	GBP	S

080118	16-Jan-09	16-Dec-09	Foot Locker Europe	09 BP/EUR Merch Hedge	2	FWD	EUR	B	1,000,000.00	0.888500	-0.0015	0.887000	GBP	S

2009 Forward Contracts

Fiscal Month	Exposure	Amount Hedged	Hedge Ratio	Contract Start Date	Contract End Date	Trade Price	Notional Value
February	124,844
Wells Fargo		42,000	33.64%	2/1/09	2/28/09	$ 4.0450	$169,890
March	100,273
Wells Fargo		42,000	41.89%	3/1/09	3/31/09	$ 4.0450	$169,890
April	106,914
Wells Fargo		42,000	39.28%	4/1/09	4/30/09	$ 4.0450	$169,890
May	140,144
Wells Fargo		42,000	29.97%	5/1/09	5/31/09	$ 4.0450	$ 169,890
June	123,064
Wells Fargo		42,000	34.13%	6/1/09	6/30/09	$ 4.0450	$169,890
Goldman		42,000	34.13%	6/1/09	6/30/09	$ 2.5000	$105,000

July	108,348
Wells Fargo		42,000	38.76%	7/1/09	7/31/09	$ 4.0450	$169,890
Goldman		42,000	38.76%	7/1/09	7/31/09	$ 2.5000	$105,000
August	119,531
Wells Fargo		42,000	35.14%	8/1/09	8/31/09	$ 4.0450	$169,890
Goldman		42,000	35.14%	8/1/09	8/31/09	$ 2.5000	$105,000
September	162,669
Wells Fargo		49,000	30.12%	9/1/09	9/30/09	$ 4.0450	$198,205
Goldman		42,000	25.82%	9/1/09	9/30/09	$ 2.5000	$105,000
October	126,650
Wells Fargo		42,000	33.16%	10/1/09	10/31/09	$ 4.0450	$169,890
Goldman		42,000	33.16%	10/1/09	10/31/09	$ 2.5000	$105,000
November	127,261
Wells Fargo		42,000	33.00%	11/1/09	11/30/09	$ 4.0450	$169,890
Goldman		42,000	33.00%	11/1/09	11/30/09	$ 2.5000	$105,000
							$2,252,215

SCHEDULE 10.02

Schedule 10.02

Administrative Agent’s Office; Certain Addresses for Notices

Party	Address	Fax Number	Email Number	Telephone Number

Foot Locker, Inc.	112 West 34th Street New York, NY 10120	(212) 720-4391	jmaurer@footlocker.com	(212) 720-4092

Website:	with a copy to:
http://www.foot locker-inc.com/	Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, NY 10036 Attn: Peter Neckles, Esq.		peter.neckles@skadden.com	(212) 735-3000

Guarantors	112 West 34th Street New York, NY 10120	(212) 720-4391	jmaurer@footlocker.com	(212) 720-4092

with a copy to:

Skadden, Arps, Slate, Meagher &
	Flom LLP			(212) 735-3000
	Four Times Square		peter.neckles@skadden.com
New York, NY 10036
Attn: Peter Neckles, Esq.

Administrative Agent	Bank of America, N.A. 100 Federal Street, 9th Floor Boston, Massachussetts 02110 Attn: Christine Hutchinson	(617) 434-4339	Christine.hutchinson@bankofamerica.com	(617) 434-2385

with a copy to:

	Riemer & Braunstein LLP Three Center Plaza Boston, Massachusetts 02108 Attention: David S. Berman, Esq.	(617) 692-3550	dberman@riemerlaw.com	(617) 523-9000

Swing Line Lender	Bank of America, N.A. 100 Federal Street, 9th Floor Boston, Massachussetts 02110 Attn: Christine Hutchinson	(617) 434-4339	Christine.hutchinson@bankofa merica.com	(617) 434-2385

43

EXHIBIT A

Form of Committed Loan Notice

COMMITTED LOAN NOTICE

Date: ____________, ________

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

          Reference is made to that certain Credit Agreement, dated as of March 20, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, FOOT LOCKER, INC., a New York corporation (the “Borrower”), the Guarantors from time to time party thereto (individually, a “Guarantor” and, collectively, the “Guarantors”), the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

The Borrower hereby requests a Committed Borrowing[1]:

1.	On ____________________________________________ (a Business Day)[2]

2.	In the amount of $________________________[3]

3.	Comprised of _________________________________ (Type of Committed Loan)[4]

4.	For LIBO Rate Loans: with an Interest Period of _______ months[5]

[1]          A Committed Borrowing must be a borrowing, conversion or continuation consisting of Committed Loans on a single date of the same Type and, in the case of LIBO Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01 of the Credit Agreement.

[2]          Each notice of a Committed Borrowing must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of LIBO Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans.

[3] Each Borrowing of LIBO Rate Loans must be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof.

[4] Committed Loans may be either Base Rate Loans or LIBO Rate Loans. If the Type of Committed Loan is not specified, then the applicable Committed Loans will be made as Base Rate Loans.

[5]          The Borrower may request a Committed Borrowing of LIBO Rate Loans with an Interest Period of one, two, three or six months or, if available to all of the Lenders, nine or twelve months, as requested by the Borrower,

          The Borrower hereby represents and warrants that (a) the Committed Borrowing requested herein complies with the provisions of Section 2.02 of the Credit Agreement and (b) the conditions specified in Sections 4.02(a) and 4.02(b) of the Credit Agreement have been satisfied on and as of the date of the applicable Committed Borrowing.

FOOT LOCKER, INC., as Borrower

By:

Name:

Title:

and as further provided in the Credit Agreement. If no election of Interest Period is specified, then the Borrower will be deemed to have specified an Interest Period of one month.

EXHIBIT B

Form of Swing Line Loan Notice

SWING LINE LOAN NOTICE

Date: ____________, ________

To:	Bank of America, N.A., as Swing Line Lender
Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

          Reference is made to that certain Credit Agreement, dated as of March 20, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, FOOT LOCKER, INC., a New York corporation (the “Borrower”), the Guarantors from time to time party thereto (individually, a “Guarantor” and, collectively, the “Guarantors”), the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

The Borrower hereby requests a Swing Line Borrowing:

1.	On __________________________ (a Business Day)[1]

2.	In the amount of $______________________ [2]

          The Borrower hereby represents and warrants that the Swing Line Borrowing requested herein complies with the provisions of Section 2.04 of the Credit Agreement.

FOOT LOCKER, INC., as Borrower

By:

Name:

Title:

[1] Each notice of a Swing Line Borrowing must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested date of any Swing Line Borrowing.

[2] Each Swing Line Borrowing shall be in a minimum amount of $100,000.00.

EXHIBIT C-1

Form of Revolving Note

REVOLVING NOTE

$______________	___________, 2009

          FOR VALUE RECEIVED, FOOT LOCKER, INC. (the “Borrower”) promises to pay to the order of ______________________ (hereinafter, with any subsequent holders, the “Lender”), c/o Bank of America, N.A., 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, the principal sum of __________________________ DOLLARS ($__________), or, if less, the aggregate unpaid principal balance of Loans made by the Lender to or for the account of the Borrower pursuant to the Credit Agreement dated as of March 20, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, (i) the Borrower, (ii) the Guarantors from time to time party thereto (individually, a “Guarantor” and, collectively, the “Guarantors”), (iii) the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), (iv) Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Lenders, (v) Bank of America, N.A., as collateral agent (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, individually, an “Agent”, and collectively, the “Agents”) for its own benefit and the benefit of the other Credit Parties, and (vi) Bank of America, N.A., as Swing Line Lender and L/C Issuer, with interest at the rate and payable in the manner stated therein.

          This “Revolving Note” is a “Note” to which reference is made in the Credit Agreement (including, without limitation, clause (a) of the definition of “Note” set forth in Section 1.01 thereof) and is subject to all terms and provisions thereof. The principal of, and interest on, this Revolving Note shall be payable at the times, in the manner, and in the amounts as provided in the Credit Agreement and shall be subject to prepayment and acceleration as provided therein. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          The Administrative Agent’s books and records concerning the Loans, the accrual of interest thereon, and the repayment of such Loans, shall be prima facie evidence of the indebtedness to the Lender hereunder.

          No delay or omission by any Agent or the Lender in exercising or enforcing any of such Agent’s or the Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any Event of Default shall operate as a waiver of any other Event of Default, nor as a continuing waiver of any such Event of Default.

          The Borrower, and each endorser and guarantor of this Revolving Note, waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. The Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by any Agent and/or the Lender with respect to this Revolving Note and/or any Collateral or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of the Borrower or any other Person obligated on account of this Revolving Note.

          This Revolving Note shall be binding upon the Borrower, and each endorser and guarantor hereof, and upon their respective successors and assigns, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

          The liabilities of the Borrower, and of any endorser or guarantor of this Revolving Note, are joint and several, provided, however, the release by any Agent or the Lender of any one or more such Persons shall not release any other Person obligated on account of this Revolving Note. Each reference in this Revolving Note to the Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly.

          THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

          THE BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS REVOLVING NOTE OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. THE BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS REVOLVING NOTE OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR THE LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS REVOLVING NOTE OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

          THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT

2

MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS REVOLVING NOTE OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO ABOVE. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

          The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agents and the Lender, in the establishment and maintenance of their respective relationship with the Borrower contemplated by this Revolving Note, are each relying thereon. THE BORROWER AND THE LENDER, BY ITS ACCEPTANCE HEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS REVOLVING NOTE OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND WHETHER INITIATED BY OR AGAINST ANY SUCH PERSON OR IN WHICH ANY SUCH PERSON IS JOINED AS A PARTY LITIGANT). THE BORROWER AND, THE LENDER, BY ITS ACCEPTANCE HEREOF, (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT AND THIS REVOLVING NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

[SIGNATURE PAGES FOLLOW]

3

          IN WITNESS WHEREOF, the Borrower has caused this Revolving Note to be duly executed as of the date set forth above.

BORROWER:

FOOT LOCKER, INC.

By:

Name:

Title:

Signature Page to Revolving Note

EXHIBIT C-2

Form of Swing Line Note

SWING LINE NOTE

$__________________	______________, 2009

          FOR VALUE RECEIVED, FOOT LOCKER, INC. (the “Borrower”) promises to pay to the order of BANK OF AMERICA, N.A. (hereinafter, with any subsequent holders, the “Swing Line Lender”), c/o Bank of America, N.A., 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, the principal sum of _________________________________ DOLLARS ($_____________ ), or, if less, the aggregate unpaid principal balance of Swing Line Loans made by the Swing Line Lender to or for the account of any Borrower pursuant to the Credit Agreement dated as of March 20, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, (i) the Borrower, (ii) the Guarantors from time to time party thereto (individually, a “Guarantor” and, collectively, the “Guarantors”), (iii) the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), (iv) Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Lenders, (v) Bank of America, N.A., as collateral agent (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, individually, an “Agent”, and collectively, the “Agents”) for its own benefit and the benefit of the other Credit Parties, and (vi) the Swing Line Lender, with interest at the rate and payable in the manner stated therein.

          This is a “Swing Line Note” to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. The principal of, and interest on, this Swing Line Note shall be payable at the times, in the manner, and in the amounts as provided in the Credit Agreement and shall be subject to prepayment and acceleration as provided therein. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          The Administrative Agent’s books and records concerning the Swing Line Loans, the accrual of interest thereon, and the repayment of such Swing Line Loans, shall be prima facie evidence of the indebtedness to the Swing Line Lender hereunder.

          No delay or omission by any Agent or the Swing Line Lender in exercising or enforcing any of such Agent’s or the Swing Line Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any Event of Default shall operate as a waiver of any other Event of Default, nor as a continuing waiver of any such Event of Default.

          The Borrower, and each endorser and guarantor of this Swing Line Note, waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. The Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by any Agent and/or the Swing Line Lender with respect to this Swing Line Note and/or any Collateral or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of the Borrower or any other Person obligated on account of this Swing Line Note.

          This Swing Line Note shall be binding upon the Borrower, and each endorser and guarantor hereof, and upon their respective successors and assigns, and shall inure to the benefit of the Swing Line Lender and its successors, endorsees, and assigns.

          The liabilities of the Borrower, and of any endorser or guarantor of this Swing Line Note, are joint and several, provided, however, the release by any Agent or the Swing Line Lender of any one or more such Persons shall not release any other Person obligated on account of this Swing Line Note. Each reference in this Swing Line Note to the Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly.

          THIS SWING LINE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

          THE BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SWING LINE NOTE OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. THE BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SWING LINE NOTE OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR THE SWING LINE LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SWING LINE NOTE OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

          THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT

2

MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SWING LINE NOTE OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO ABOVE. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

          The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agents and the Swing Line Lender, in the establishment and maintenance of their respective relationship with the Borrower contemplated by this Swing Line Note, are each relying thereon. THE BORROWER AND THE SWING LINE LENDER, BY ITS ACCEPTANCE HEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SWING LINE NOTE OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND WHETHER INITIATED BY OR AGAINST ANY SUCH PERSON OR IN WHICH ANY SUCH PERSON IS JOINED AS A PARTY LITIGANT). THE BORROWER AND THE SWING LINE LENDER, BY ITS ACCEPTANCE HEREOF, (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT AND THIS SWING LINE NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

[SIGNATURE PAGES FOLLOW]

3

          IN WITNESS WHEREOF, the Borrower has caused this Swing Line Note to be duly executed as of the date set forth above.

BORROWER:

FOOT LOCKER, INC.

By:

Name:

Title:

Signature Page to Swing Line Note

EXHIBIT D

Form of Compliance Certificate

COMPLIANCE CERTIFICATE

Date of Certificate: _______________

To:     Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

          Reference is made to that certain Credit Agreement, dated as of March 20, 2009 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by, among others, (i) Foot Locker, Inc., a New York corporation (the “Borrower”), (ii) the Guarantors party thereto, (iii) the Lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”), and (iv) Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          The undersigned, in his capacity as a duly authorized and acting Responsible Officer of the Borrower, hereby certifies on behalf of the Borrower and each of the other Loan Parties as of the date hereof the following:

1.	No Events of Default.

(a)

Since ____________ (the date of the last Compliance Certificate delivered pursuant to Section 6.02 of the Credit Agreement, or, in the case of the first Compliance Certificate delivered after the Closing Date, the Closing Date), and except as set forth in Appendix I, no Event of Default has occurred and is continuing.

(b)

If an Event of Default has occurred and is continuing since ____________ (the date of the last Compliance Certificate delivered pursuant to Section 6.02 of the Credit Agreement, or, in the case of the first Compliance Certificate delivered after the Closing Date, the Closing Date), the Loan Parties have taken or propose to take those actions with respect to such Event of Default as described on said Appendix I.

2.	Financial Statements.

[Use following paragraph (a) for fiscal year-end financial statements]

(a) Attached hereto as Appendix II are the Consolidated balance sheet of the Borrower and its Subsidiaries, as required by Section 6.01 (a) of the Credit

Agreement for the Fiscal Year ending ______________, and the related Consolidated statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, accompanied by a report and unqualified opinion of a Registered Public Accounting Firm of nationally recognized standing or otherwise reasonably acceptable to the Administrative Agent, which report and opinion has been prepared in accordance with the requirements of Section 6.01 (a) of the Credit Agreement.

[Use following paragraph (b) for fiscal quarter-end financial statements]

(b)

Attached hereto as Appendix II are the Consolidated balance sheet of the Borrower and its Subsidiaries, as required by Section 6.0l(b) of the Credit Agreement for the Fiscal Quarter ending ____________, and the related Consolidated statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Quarter and for the portion of the Borrower’s Fiscal Year then ended, setting forth in each case in comparative form the figures for (A) the corresponding Fiscal Quarter of the previous Fiscal Year and (B) the corresponding portion of the previous Fiscal Year, all in reasonable detail.

3.

Changes in GAAP. In the event of any change in generally accepted accounting principles used in the preparation of any financial statements described in Section 3 above, attached hereto as Appendix III is the Borrower’s a statement of reconciliation conforming such financial statements to GAAP.

4.	Management Discussion. Attached hereto as Appendix IV is a discussion and analysis prepared by management of the Borrower with respect to the financial statements delivered herewith.

[signature page follows]

          IN WITNESS WHEREOF, a duly authorized and acting Responsible Officer of the Borrower, on behalf of the Borrower and each of the other Loan Parties, has duly executed this Compliance Certificate as of ______________________, 20 ___.

By:

Name:

Title:

APPENDIX I

          Except as set forth below, no Event of Default has occurred and is continuing. [If an Event of Default has occurred and is continuing, the following describes the nature of the Event of Default in reasonable detail and the steps, if any, being taken or contemplated by the Loan Parties to be taken on account thereof.]

Appendix I to Compliance Certificate

APPENDIX II

(Financial Statements)

[see attached]

Appendix II to Compliance Certificate

APPENDIX III

(GAAP Reconciliation)

[see attached]

Appendix III to Compliance Certificate

APPENDIX IV

(MD&A)

[see attached]

Appendix IV to Compliance Certificate

EXHIBIT E

ASSIGNMENT AND ASSUMPTION

          This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [each, the] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

          For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, participations in L/C Obligations and Swing Line Loans included in such facilities5) and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned

            [1] For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

            [2] For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

[3] Select as appropriate.

[4] Include bracketed language if there are either multiple Assignors or multiple Assignees.

[5] Include all applicable subfacilities, if any.

pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

2.	Assignee[s]:

3.	Borrower:	Foot Locker, Inc., a New York corporation

4.	Administrative Agent: Bank of America, N.A., as the Administrative Agent under the Credit Agreement.

5.

Credit Agreement: Credit Agreement dated as of March 20, 2009 (as such may be amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, the Borrower, the Guarantors party thereto, the Lenders party thereto, Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer.

6.	Assigned Interest[s]:

Assignor[s][6]	Assignee[s][7]		Aggregate Amount of Commitment/Loans for all Lenders[8]		Amount of Commitment /Loans Assigned[9]	Percentage Assigned of Commitment/ Loans[10]

		$		$			%

		$		$			%

[7.	Trade Date:	_______________________ ][11]

Effective Date: ___________________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE DATE OF DELIVERY OF

[6] List each Assignor, as appropriate.

[7] List each Assignee, as appropriate.

             [8] Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[9] Subject to minimum amount requirements pursuant to Section 10.06(b)(i) of the Credit Agreement and to the proportionate amount requirements pursuant to Section 10.06(b)(ii) of the Credit Agreement.

[10] Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

11 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

THIS ASSIGNMENT AND ASSUMPTION FOR RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

          The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:

Name:

Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:

Name:

Title:

[Consented to and][12] Accepted:

BANK OF AMERICA, N.A., as
[Administrative Agent][L/C Issuer][Swing Line Lender]

By:

Name:

Title:

[Consented to:][13]

FOOT LOCKER, INC., as Borrower

By:

Name:

Title:

              12 To the extent that (i) the Administrative Agent’s consent is required under Sections 10.06(b)(i)(B) and 10.06(b)(iii)(B) of the Credit Agreement, (ii) the L/C Issuers consent is required under Section 10.06(b)(iii)(C) of the Credit Agreement, or (iii) the Swing Line Lender’s consent is required under Sections 10.06(b)(iii)(D) of the Credit Agreement.

13 To the extent required under Sections 10.06(b)(i)(B) and 10.06(b)(iii)(A) of the Credit Agreement.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

          Reference is made to the Credit Agreement dated as of March 20, 2009 (as such may be amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, Foot Locker, Inc., a New York corporation, as Borrower (the “Borrower”), the Guarantors party thereto, the Lenders party thereto, Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer.

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

                    1. Representations and Warranties.

                    1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Loan Parties or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Loan Parties or any other Person of any of their respective obligations under any Loan Document.

                    1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, Collateral Agent, or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

                    2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued up to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

                    3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                    4. Fees. This Assignment and Assumption shall be delivered to the Administrative Agent with a processing and recordation fee of $3,500.

E-MAIL TO: Katherine Hendricks at katherine.hendricks@bankofamerica.com						Date Certificate #

Foot Locker, Inc. Borrowing Base and Availability Calculation

		Foot Locker	Lady Foot Locker	Kids Foot Locker	Footaction	Champs	Total

Beg. Inventory as of:	1/3/2009						—
ADD
Purchases							—
WOC Charges							—
DC Cap							—
Freight							—
Div. Ships							—
Misc. disp.							—
LESS
Cost of Sales							—

Total Adds/ (Reductions)		—	—	—	—	—	—

Ending Inventory as of:	1/31/2009	—	—	—	—	—	—

LESS	1/31/2009
Shrink ($1.9MM through 3/09)
Consignment Inventory
Damaged/RTV

Eligible Inventory as of:							—

Appraised Value as of
NOLV
LTV
Advance Rate @

Total Inventory Borrowing Base							$—	(a)

Eligible Credit Card Receivables
Credit Card Advance Rate							90.0%

Credit Card Receivables Borrowing Base							$—	(b)

Less Availability Reserves
Rent Reserve: (2 months for PA, VA and WA)

	50% Gift Cards					@ 50%	—

100% Customer Deposits

	Total Reserves						—	(c)

Total Uncapped Borrowing Base: (a+b+c)							—	(d)

Total Borrowing Base: Lesser of (d) or $200MM							$—	(e)

Availability Calculation	2/19/2009

Beginning Principal Balance

		ADD:		Prior days advance			$—

		ADD:		Fees charged today			$—

		ADD:		LC’S CHARGED			$—

		LESS:		Prior day’s paydown			$—

Ending principal balance							$—	(f)

		ADD:		Standby Letters of Credit			$—	(g)

		ADD:		Documentary Letters of Credit			$—	(h)

Total loan balance prior to request (f+g+h)							$—	(i)

Net availability prior to today’s request (e-i)							$—	(j)

	ADVANCE REQUEST						$—	(k)

	Paydown						$—	(l)

Net availability after today’s request (j+k-l))							$—

The undersigned represents and warrants that (A) the information set forth above (i) is true and correct in all respects, (ii) has been prepared in accordance with the requirements of that certain Credit Agreement dated ____________________ , 2009 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by, among others, Foot Locker, Inc., as Borrower, the Facility Guarantors party thereto, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent, and (iii) is based on supporting documentation that is satisfactory to the Administrative Agent, and (B) no Default or Event of Default (as such terms are defined in the Credit Agreement) has occurred and is outstanding.

EXHIBIT G

Form of Collateral Access Agreement

COLLATERAL ACCESS AGREEMENT

________________________ ______ , 2009

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ____________________ , a _______________ (the “Landlord”), executes this waiver in favor of BANK OF AMERICA, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of certain other lenders (the “Lenders”) which are making loans or furnishing other financial accommodations to [Foot Locker, Inc., a corporation organized and existing under the laws of the State of New York] (the “Tenant”)1 pursuant to (i) that certain Credit Agreement dated as of March 20, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, the Tenant, certain of the Tenant’s affiliates, the Lenders and the Collateral Agent, and (ii) the other “Loan Documents” (as such term is defined in the Credit Agreement).

WITNESSETH:

          WHEREAS, the Landlord owns real property located at ______________________ (collectively, the “Leased Premises”), which real property the Landlord leases to the Tenant pursuant to that certain [Lease Agreement] dated as of [ _____________ ] (as amended and in effect as of the date hereof, the “Lease”).

          WHEREAS, the Tenant has entered into certain loan arrangements with the Collateral Agent and the Lenders, pursuant to which the Collateral Agent and the Lenders have agreed to make loans or furnish other financial accommodations to the Tenant.

          WHEREAS, loans and financial accommodations under the loan arrangement will be secured by, among other things, certain of the Tenant’s present and after acquired assets, including, without limitation, the Tenant’s inventory, books and records, and equipment located, and to be located, upon the Leased Premises (the “Collateral”).

          WHEREAS, in order to induce the Collateral Agent and the Lenders to make loans or furnish other financial accommodations to the Tenant, the Landlord hereby represents, warrants, covenants and agrees as follows:

[1] The identity of the Tenant should be changed to the appropriate Loan Party as necessary.

1

1.	To the best of the Landlord’s knowledge, the Tenant is not in default under the terms of the Lease.

2.

The Landlord hereby waives and releases in favor of the Collateral Agent and the Lenders: (a) any and all rights of distraint, levy, and execution which the Landlord may now or hereafter have against the Collateral; (b) any and all statutory liens, security interests, or other liens which the Landlord may now or hereafter have in the Collateral; and (c) any and all other interests or claims of every nature whatsoever which the Landlord may now or hereafter have in or against the Collateral for any rent, storage charges, or other sums due, or to become due, to the Landlord by the Tenant. The Landlord agrees not to exercise any of the Landlord’s rights, remedies, powers, privileges, or discretions with respect to the Collateral, or the Landlord’s liens or security interests in the Collateral, unless and until the Landlord receives written notice from an officer of the Collateral Agent that the Tenant’s obligations to the Collateral Agent and the Lenders have been paid in full, and that the commitment of the Collateral Agent and the Lenders to make loans or furnish other financial accommodations to the Tenant has been terminated. The foregoing waiver is for the benefit of the Collateral Agent and the Lenders only and does not affect the obligations of the Tenant to the Landlord.

3.

In the event of the exercise by the Collateral Agent of its rights upon default with respect to the Collateral, the Collateral Agent shall have a reasonable time in which to repossess and/or dispose of the Collateral from the Leased Premises; provided, however, that such period will be tolled during any period in which the Collateral Agent has been stayed from taking action to remove the Collateral in any bankruptcy, insolvency or similar proceeding, and the Collateral Agent shall have an additional period of time thereafter in which to repossess and/or dispose of the Collateral from the Leased Premises. In those circumstances, the Landlord will, upon reasonable prior written notice from the Collateral Agent, (a) refrain from hindering the Collateral Agent’s actions in gaining access to the Leased Premises for the purpose of repossessing said Collateral and (b) if requested by the Collateral Agent, permit the Collateral Agent, or its agents or nominees, to dispose of the Collateral on the Leased Premises in a manner reasonably designed to minimize any interference with any of the Landlord’s other tenants at the Leased Premises. The Collateral Agent shall promptly restore and repair, at the Collateral Agent’s cost and expense, any physical damage to the Leased Premises resulting from any action taken by the Collateral Agent or its agents and employees upon the Leased Premises, but shall not be liable for any diminution in value of the Leased Premises caused by the removal or absence of the Collateral.

4.

To the extent not paid or prepaid by the Tenant, the Collateral Agent shall pay the Landlord a sum for its use and occupancy of the Leased Premises on a per diem basis in an amount equal to the monthly base rent required to be paid by the Tenant under the lease between the Landlord and the Tenant from the date on which the Collateral Agent shall have taken possession of the Collateral on the Leased Premises until the date on which the Collateral Agent vacates the Leased Premises, it being understood, however,

2

that the Collateral Agent shall not, thereby, have assumed any of the obligations of the Tenant to the Landlord, including, without limitation, any obligation to pay any past due rent owing by the Tenant.

5.

Prior to the Landlord’s terminating its lease with the Tenant or evicting the Tenant from the Leased Premises for breach of the lease, the Landlord shall give the Collateral Agent not less than thirty (30) days’ written notice of such action at the address set forth below, and a reasonable opportunity to preserve, protect, liquidate, or remove any Collateral on the Leased Premises and, if the Collateral Agent so elects, to cure such breach of the lease. Notwithstanding the provisions of this paragraph, the Collateral Agent shall have no obligation to cure any such breach or default. The cure of any such breach or default by the Collateral Agent on any one occasion shall not obligate the Collateral Agent to cure any other breach or default or to cure such default on any other occasion.

6.	All notices under this waiver shall be made to the following addresses by recognized overnight courier, by hand delivery or by facsimile transmission:

If to the Collateral Agent:

Bank of America, N.A. 100 Federal Street, 9th Floor Boston, Massachusetts 02110 Attention: Christine Hutchinson

If to the Landlord:

Attention:

7.

This waiver shall inure to the benefit of the Collateral Agent and each of the Lenders, and their respective successors and assigns, and shall be binding upon the Landlord, its heirs, assigns, representatives, and successors.

8.

This waiver may not be amended or waived except by an instrument in writing signed by the Collateral Agent, the Landlord, and the Tenant. This waiver shall be governed by, and construed in accordance with, the laws of the State of New York. Delivery of an executed signature page of this waiver by facsimile transmission shall be binding on the Landlord as if the original of such facsimile had been delivered to the Collateral Agent.

[signature page follows]

3

          Dated as of the date above first written.

LANDLORD:

By:

Name:

Title:

Signature Page to Collateral Access Agreement

EXHIBIT H

GUARANTY

GUARANTY

          GUARANTY (this “Guaranty”), dated as of March 20, 2009, by the undersigned (each such Person, individually, a “Guarantor” and, collectively, the “Guarantors”) executed in favor of (a) BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Lenders (as defined below), (b) BANK OF AMERICA, N.A., as collateral agent (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, individually, an “Agent”, and collectively, the “Agents”)) for its own benefit and the benefit of the other Credit Parties (as defined in the Credit Agreement referred to below), and (c) the other Credit Parties to whom Obligations or Other Liabilities are owing. All references herein to the “Credit Parties” shall refer solely to the Agents and the other Credit Parties to whom Obligations or Other Liabilities are owing.

W I T N E S S E T H

          WHEREAS, reference is made to that certain Credit Agreement, dated as of March 20, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by, among others, (i) Foot Locker, Inc., a New York corporation (the “Borrower”), (ii) the Guarantors party thereto, (iii) the Lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”), (iv) the Agents, and (v) Bank of America, N.A., as Swing Line Lender and L/C Issuer, pursuant to which the Lenders have agreed to make Loans to the Borrower, and the L/C Issuer has agreed to issue Letters of Credit for the account of the Borrower, upon the terms and subject to the conditions specified in the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          WHEREAS, each Guarantor acknowledges that it is an integral part of a consolidated enterprise and that it will receive direct and indirect benefits from the availability of the credit facility provided for in the Credit Agreement, from the making of the Loans by the Lenders, and the issuance of the Letters of Credit by the L/C Issuer.

          WHEREAS, the obligations of the Lenders to make Loans and of the L/C Issuer to issue Letters of Credit are each conditioned upon, among other things, the execution and delivery by the Guarantors of a guaranty in the form hereof. As consideration therefor, and in order to induce the Lenders to make Loans and the L/C Issuer to issue Letters of Credit, each Guarantor is willing to execute this Guaranty.

          Accordingly, the parties hereto agree as follows:

          SECTION 1. Guaranty. Each Guarantor irrevocably and unconditionally guaranties, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment when due (whether at the stated maturity, by required prepayment, by acceleration or otherwise) by the Borrower of all Obligations and Other Liabilities

(collectively, the “Guaranteed Obligations”), including all such Guaranteed Obligations which shall become due but for the operation of the Bankruptcy Code. Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon this Guaranty notwithstanding any extension or renewal of any Guaranteed Obligation.

          SECTION 2. Guaranteed Obligations Not Affected. To the fullest extent permitted by applicable Law, each Guarantor waives presentment to, demand of payment from, and protest to, any Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of this Guaranty, notice of protest for nonpayment and all other notices of any kind. To the fullest extent permitted by applicable Law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of any Agent or any other Credit Party to assert any claim or demand or to enforce or exercise any right or remedy against any other Loan Party under the provisions of the Credit Agreement, any other Loan Document or otherwise or against any other party with respect to any of the Guaranteed Obligations, (b) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Guaranty, any other Loan Document or any other agreement, with respect to any Loan Party or with respect to the Guaranteed Obligations, (c) the failure to perfect any security interest in, or the release of, any of the Collateral held by or on behalf of the Collateral Agent or any other Credit Party, or (d) the lack of legal existence of any Loan Party or legal obligation to discharge any of the Guaranteed Obligations by any Loan Party for any reason whatsoever, including, without limitation, in any insolvency, bankruptcy or reorganization of any Loan Party.

          SECTION 3. Security. Each Guarantor hereby acknowledges and agrees that the Collateral Agent, on behalf of itself and each of the other Credit Parties may (a) take and hold security for the payment of this Guaranty and the Guaranteed Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as provided in the Credit Agreement and the other Security Documents, and (c) release or substitute any one or more endorsees, the Borrower or other Loan Parties, in each case without affecting or impairing in any way the liability of any Guarantor hereunder.

          SECTION 4. Guaranty of Payment. Each Guarantor further agrees that this Guaranty constitutes a guaranty of payment and performance when due of all Guaranteed Obligations and not of collection and, to the fullest extent permitted by applicable Law, waives any right to require that any resort be had by the Collateral Agent or any other Credit Party to any of the Collateral or other security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of any Agent or any other Credit Party in favor of any Loan Party or any other Person or to any other Guarantor of all or part of the Guaranteed Obligations. Any payment required to be made by any Guarantor hereunder may be required by any Agent or any other Credit Party on any number of occasions and shall be payable to the Administrative Agent, for the benefit of the Agents and the other Credit Parties, in the manner provided in the Credit Agreement.

          SECTION 5. No Discharge or Diminishment of Guaranty. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations and as otherwise provided in SECTION 10 of this Guaranty), including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the Guaranteed Obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under this Guaranty, the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of any of the Guaranteed Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Obligations and as otherwise provided in SECTION 10 of this Guaranty).

          SECTION 6. Defenses of Loan Parties Waived. To the fullest extent permitted by applicable Law, each Guarantor waives any defense based on or arising out of any defense of any Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Loan Party, other than the indefeasible payment in full in cash of the Guaranteed Obligations. Each Guarantor hereby acknowledges that the Agents and the other Credit Parties may, in accordance with the Loan Documents, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Loan Party, or exercise any other right or remedy available to them against any Loan Party, without affecting or impairing in any way the liability of each such Guarantor hereunder except to the extent that the Guaranteed Obligations have been indefeasibly paid in full in cash and the Aggregate Commitments have been terminated. Pursuant to, and to the extent permitted by, applicable Law, each Guarantor waives any defense arising out of any such election and waives any benefit of and right to participate in any such foreclosure action, even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement, indemnity, contribution or subrogation or other right or remedy of such Guarantor against any Loan Party, as the case may be, or any security. Each Guarantor agrees that it shall not assert any claim in competition with any Agent or any other Credit Party in respect of any payment made hereunder in connection with any proceedings under any Debtor Relief Laws.

          SECTION 7. Agreement to Pay. In furtherance of the foregoing and not in limitation of any other right that the Agents or any other Credit Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Agents or such other Credit Party as designated thereby in cash the amount of such unpaid Guaranteed Obligations.

          SECTION 8. Limitation on Guaranty of Guaranteed Obligations. In any action or proceeding with respect to any Guarantor involving any state corporate law, the Bankruptcy

Code of the United States or any other Debtor Relief Law, if the obligations of such Guarantor under SECTION 1 hereof would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said SECTION 1, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Credit Party, any Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

          SECTION 9. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agents or the other Credit Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

          SECTION 10. Termination: Release.

          (a) This Guaranty (a) shall terminate when (i) the Aggregate Commitments shall have expired or been terminated, (ii) the principal of and interest on each Loan and all fees and other Guaranteed Obligations (other than contingent indemnification obligations for which no claim has then been asserted) shall have been indefeasibly paid in full in cash, (iii) all Letters of Credit shall have (A) expired or terminated and have been reduced to zero, (B) been Cash Collateralized to the extent required by the Credit Agreement, or (C) been supported by another letter of credit in a manner reasonably satisfactory to the L/C Issuer and the Administrative Agent, and (iv) all L/C Obligations shall have been paid in full, and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any Credit Party or any Guarantor upon the bankruptcy or reorganization of any Loan Party or otherwise.

          (b) A Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction not prohibited by the Credit Agreement as a result of which such Guarantor ceases to be a Subsidiary; provided that each Lender that is required to consent to such transaction pursuant to the Credit Agreement has consented to such transaction. The Collateral Agent will, at such Guarantor’s expense, execute and deliver to such Guarantor such documents as such Guarantor may reasonably request to release such Guarantor from its obligations under this Agreement and each other applicable Loan Document, in each case in accordance with the terms of the Loan Documents (including, without limitation, Section 9.10 of the Credit Agreement).

          SECTION 11. Binding Effect; Assignments. Whenever in this Guaranty, any Guarantor is referred to, such reference shall be deemed to include the successors and assigns of such Guarantor, and all covenants, promises and agreements by or on behalf of such Guarantor that are contained in this Guaranty shall bind and inure to the benefit of such Guarantor and its successors and assigns. This Guaranty shall be binding upon each Guarantor and its successors and assigns, and shall inure to the benefit of the Agents and the other Credit Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such attempted assignment or transfer shall be void), except as expressly permitted by this Guaranty or the Credit Agreement. This Guaranty shall be construed as a separate agreement with respect to each Guarantor and may be amended, restated, amended and restated, supplemented, modified, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

          SECTION 12. Waivers; Amendment.

          (a) The rights, remedies, powers, privileges, and discretions of the Agents hereunder and under applicable Law (herein, the “Agents’ Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No delay or omission by the Agents in exercising or enforcing any of the Agents’ Rights and Remedies shall operate as, or constitute, a waiver, thereof. No waiver by the Agents of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Agents’ Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Agents and any Person, at any time, shall preclude the other or further exercise of the Agents’ Rights and Remedies. No waiver by the Agents of any of the Agents’ Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. The Agents’ Rights and Remedies may be exercised at such time or times and in such order of preference as the Agents may determine. The Agents’ Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Guaranteed Obligations. No waiver of any provisions of this Guaranty or any other Loan Document or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in the same, similar or other circumstances.

(b) Neither this Guaranty nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into in accordance with Section 10.01 of the Credit Agreement.

          SECTION 13. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

          SECTION 14. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein or in the Credit Agreement) be in writing and given as provided in Section 10.02 of the Credit Agreement, provided that communications and notices to the Guarantors may be delivered to the Borrower on behalf of each of the Guarantors.

          SECTION 15. Survival of Agreement; Severability.

          (a) This Guaranty and all covenants, agreements, indemnities, representations and warranties made by the Guarantors herein and in the certificates or other instruments delivered in connection with or pursuant to this Guaranty, the Credit Agreement or any other Loan Document (a) shall be considered to have been relied upon by the Agents and the other Credit Parties, (b) shall survive the execution and delivery of this Guaranty, the Credit Agreement and the other Loan Documents and the making of any Loans by the Lenders and the issuance of any Letters of Credit by the L/C Issuer, regardless of any investigation made by any Agent or any other Credit Party or on their behalf and notwithstanding that the Administrative Agent or such other Credit Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended, (c) shall continue in full force and effect until such time as this Guaranty has been terminated or, with respect to any Guarantor that has been released from its obligations hereunder in accordance with the terms of this Guaranty and the Credit Agreement, such time as such Guarantor has been so released, in each case in accordance with SECTION 10 hereof, and (d) shall be reinstated to the extent required by SECTION 10 hereof.

          (b) Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 16. Counterparts. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. This Guaranty and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Guaranty by facsimile or other electronic transmission (e.g., a “pdf” or “tif” via e-mail) shall be as effective as delivery of a manually executed counterpart of this Guaranty.

          SECTION 17. Rules of Interpretation. The rules of interpretation specified in Section 1.02 through 1.06 of the Credit Agreement shall be applicable to this Guaranty.

          SECTION 18. Jurisdiction; Waiver of Venue; Consent to Service of Process.

(a) EACH OF THE GUARANTORS IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW

YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE GUARANTORS IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE GUARANTORS AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY CREDIT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

          (b) EACH OF THE GUARANTORS IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION. EACH OF THE GUARANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

          (C) EACH OF THE GUARANTORS IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          SECTION 19. Waiver of Jury Trial. EACH GUARANTOR AND EACH CREDIT PARTY (BY ITS ACCEPTANCE HEREOF) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH GUARANTOR AND EACH CREDIT PARTY (BY ITS ACCEPTANCE HEREOF) (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER

PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO (OR ACCEPT) THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

[SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, each Guarantor has duly executed this Guaranty as of the day and year first above written.

GUARANTORS:	FOOT LOCKER RETAIL, INC.
TEAM EDITION APPAREL, INC.
FOOT LOCKER STORES, INC.
FOOT LOCKER SPECIALTY, INC.
ROBBY’S SPORTING GOODS, INC.
FOOT LOCKER CORPORATE SERVICES, INC.
FOOT LOCKER HOLDINGS, INC.
FOOT LOCKER SOURCING, INC.
FOOT LOCKER OPERATIONS, LLC
FL RETAIL OPERATIONS LLC
FL SPECIALTY OPERATIONS LLC
FL EUROPE HOLDINGS, INC.
FL CANADA HOLDINGS, INC.
FOOT LOCKER ASIA, INC.
FL CORPORATE NY, LLC
FL RETAIL NY, LLC
FL SPECIALTY NY, LLC
FOOT LOCKER CARD SERVICES LLC
as to each of the foregoing

By:

	Name:	John A. Maurer
	Title:	Vice President and Treasurer

Signature Page to Guaranty

EXHIBIT I

FORM OF CREDIT CARD NOTIFICATION

CREDIT CARD NOTIFICATION

PREPARE ON BORROWER/LOAN PARTY LETTERHEAD - ONE FOR EACH PROCESSOR

March __, 2009

To:	[Name and Address of Credit Card Processor]
(the “Processor”)

	Re:	Foot Locker, Inc.
Merchant Account Number:____________________

Dear Sir/Madam:

          FOOT LOCKER, INC., a New York corporation (the “Borrower”), has entered into various financing agreements with BANK OF AMERICA, N.A., a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of certain other credit parties (the “Credit Parties”), pursuant to which the Collateral Agent and the other Credit Parties may from time to time make loans or furnish certain other financial accommodations to the Borrower. The Borrower’s obligations on account of such loans and financial accommodations are secured by, among other things, all credit card charges submitted by the Borrower to the Processor for processing and the amounts which the Processor owes to the Borrower on account thereof (the “Credit Card Proceeds”).

          Until the Processor receives written notification from the Collateral Agent that the interest of the Collateral Agent and the other Credit Parties in the Credit Card Proceeds has been terminated, all amounts as may become due from time to time from the Processor to the Borrower (including, without limitation, Credit Card Proceeds, payments from any reserve account or the like, or other payments) shall be transferred only as follows:

(a)	By ACH, Depository Transfer Check, or Electronic Depository Transfer to:

JPMorgan Chase Bank, N.A.
ABA#___________
Account Name: Foot Locker, Inc.
Account No.

or

1

(b)	As the Processor may be otherwise instructed from time to time in writing by an officer of the Collateral Agent.

          Upon the written request of the Collateral Agent, a copy of each periodic statement issued by the Processor to the Borrower should be provided to the Collateral Agent at the following address (which address may be changed upon seven (7) days’ written notice given to the Processor by the Collateral Agent):

Bank of America, N.A. 100 Federal Street, 9th Floor Boston, Massachusetts 02110 Attention: Christine Hutchinson Re: Foot Locker, Inc.

          The Processor shall be fully protected in acting on any order or direction by the Collateral Agent respecting the Credit Card Proceeds and other amounts without making any inquiry whatsoever as to the Collateral Agent’s right or authority to give such order or direction or as to the application of any payment made pursuant thereto. Nothing contained herein is intended to, nor shall it be deemed to, modify the rights and obligations of the Borrower and the Collateral Agent under the terms of the loan arrangement and the loan documents executed in connection therewith between, among others, the Borrower and the Collateral Agent.

          This Credit Card Notification may be amended only by the written agreement of the Processor, the Borrower and the Collateral Agent and may be terminated solely by written notice signed by an officer of the Collateral Agent. The Borrower shall not have any right to terminate this Credit Card Notification or, except as provided in this Credit Card Notification, amend it.

Very truly yours,

FOOT LOCKER, INC.

By:

Name:

Title:

cc:	Bank of America, N.A., as Collateral Agent

2

EXHIBIT J

Form of Joinder Agreement

JOINDER AGREEMENT

          This JOINDER AGREEMENT (this “Joinder”) is made as of ________________, by and among:

________________________, a ________________________ (the “New [Borrower/Guarantor]”), with its principal executive offices at _______________________; and

          BANK OF AMERICA, N.A., a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Lenders; and

          BANK OF AMERICA, N.A., a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Credit Parties;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

          A. Reference is made to that certain Credit Agreement, dated as of March__, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, (i) Foot Locker, Inc., a New York corporation (the “Existing Borrower”), (ii) the Guarantors from time to time party thereto (the “Existing Guarantors”), (iii) the Lenders from time to time party thereto, and (iv) Bank of America, N.A., as Administrative Agent, Collateral Agent, L/C Issuer, and Swing Line Lender. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

          B. The New [Borrower/Guarantor] desires to become a party to, and be bound by the terms of, the Credit Agreement and the other Loan Documents in the same capacity and to the same extent as the Existing [Borrower/Guarantors] thereunder.

          C. Pursuant to the terms of the Credit Agreement, in order for the New [Borrower/Guarantor] to become party to the Credit Agreement and the other Loan Documents

1

as provided herein, the New [Borrower/Guarantor] and the Existing Borrower and Existing Guarantors are required to execute this Joinder.

          NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.

Joinder and Assumption of Obligations. Effective as of the date of this Joinder, the New [Borrower/Guarantor] hereby acknowledges that the New [Borrower/Guarantor] has received and reviewed a copy of the Credit Agreement and the other Loan Documents, and hereby:

(a)

joins in the execution of, and becomes a party to, the Credit Agreement, the Security Agreement[, the Facility Guaranty] and the other Loan Documents as a [Borrower/Guarantor] thereunder, as indicated with its signature below;

(b)

covenants and agrees to be bound by all covenants, agreements, liabilities and acknowledgments of a [Borrower/Guarantor] under the Credit Agreement, the Security Agreement[, the Facility Guaranty] and the other Loan Documents as of the date hereof (other than covenants, agreements, liabilities and acknowledgments that relate solely to an earlier date), in each case, with the same force and effect as if such New [Borrower/Guarantor] was a signatory to the Credit Agreement[, the Facility Guaranty] and the other Loan Documents and was expressly named as a [Borrower/Guarantor] (and, in the case of the Security Agreement, a Pledgor) therein;

(c)

makes all representations, warranties, and other statements of a Borrower/Guarantor] under the Credit Agreement, the Security Agreement[, the Facility Guaranty] and the other Loan Documents, as of the date hereof (other than representations, warranties and other statements that relate solely to an earlier date), in each case, with the same force and effect as if such New [Borrower/Guarantor] was a signatory to the Credit Agreement, the Security Agreement[, the Facility Guaranty] and the other Loan Documents and was expressly named as a [Borrower/Guarantor] (and, in the case of the Security Agreement, a Pledgor) therein; and

(d)

assumes and agrees to perform all applicable duties and obligations of the Existing [Borrower/Guarantors] under the Credit Agreement, the Security Agreement[, the Facility Guaranty] and the other Loan Documents.

2.

Grant of Security Interest. Without limiting the generality of Section 1 hereof, the New [Borrower/Guarantor] hereby grants and pledges to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether

2

at stated maturity, by acceleration or otherwise) of the Secured Obligations (as defined in the Security Agreement), a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral (as defined in the Security Agreement) and expressly assumes all obligations and liabilities of a [Borrower/Guarantor] and “Pledgor” thereunder. The New [Borrower/Guarantor] hereby authorizes the Collateral Agent to file financing statements describing the Pledged Collateral (as defined in the Security Agreement) as “all assets of the debtor, wherever located, whether now owned or hereafter acquired or arising,” or words of similar import.

3.

[Guaranty. Without limiting the generality of Section 1 hereof, the New Guarantor (i) joins in the execution of, and becomes a party to, the Facility Guaranty, (ii) irrevocably and unconditionally guarantees the due and punctual payment when due (whether by stated maturity, by acceleration or otherwise) and performance by the Borrower of all Obligations, (iii) acknowledges and agrees that the New Guarantor is jointly and severally liable for all Obligations, and (iv) agrees that the New Guarantor shall, for all purposes, be deemed to be a “Guarantor”, jointly and severally with all other Guarantors under the Facility Guaranty.][1]

4.

Supplemental Schedules. To the extent that any representations, warranties, and covenants of the New [Borrower/Guarantor] require any amendments to the schedules to the Credit Agreement, the Security Agreement or any of the other Loan Documents, such schedules are hereby updated, as evidenced by any supplemental schedules (if any) annexed to this Joinder.

5.

Conditions Precedent to Effectiveness. This Joinder shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent:

	(a)	This Joinder shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect.

(b)

All action on the part of the New [Borrower/Guarantor] necessary for the valid execution, delivery and performance by the New [Borrower/Guarantor] of this Joinder and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

	(c)	The New [Borrower/Guarantor] shall each have delivered the following to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent:

1 To be included with respect to joinder of New Guarantors only.

3

(i)

Copies of the New [Borrower’s/Guarantor’s] Organization Documents and such other documents and certifications as the Administrative Agent may reasonably require to evidence that the New [Borrower/Guarantor] is duly organized or formed.

(ii)

Certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the New [Borrower/Guarantor] evidencing (A) the authority of the New [Borrower/Guarantor] to enter into this Joinder and the other Loan Documents to which New [Borrower/Guarantor] is a party or is to be a party and (B) the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Joinder and the other Loan Documents to which New [Borrower/Guarantor] is a party or is to be a party.

	(iii)	Certificate of Legal Existence and Good Standing issued by the Secretary of the State of the New [Borrower’s/Guarantor’s] incorporation or organization.

(iv)

Certificates of Foreign Qualification, or similar certification evidencing the New [Borrower’s/Guarantor’s] qualification to engage in business, in either case issued by the Secretary of State of each jurisdiction where the New [Borrower’s/Guarantor’s] ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to so qualify in such jurisdiction could not reasonably be expected to have a Material Adverse Effect.

	(v)	A Due Diligence Certificate.

	(vi)	[Joinders to the Notes, as applicable].

	(vii)	[Joinders to the Fee Letter].

(d)

Upon the request of the Administrative Agent in its sole discretion, the Administrative Agent shall have received a written legal opinion of the New [Borrower’s/Guarantor’s] counsel, addressed to the Administrative Agent, the Collateral Agent and the other Credit Parties, covering such matters relating to the New [Borrower/Guarantor], the Loan Documents and/or the transactions contemplated thereby as the Administrative Agent may reasonably request in accordance with Section 6.12 of the Credit Agreement.

(e)

To the extent required by the Loan Documents, the Collateral Agent shall have received all documents and instruments, including UCC financing statements and Blocked Account Agreements, required by applicable Law or reasonably

4

requested by the Administrative Agent or the Collateral Agent to create or perfect the Lien intended to be created under the Security Documents and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Administrative Agent.

(f)

The New [Borrower/Guarantor] shall have paid in full all reasonable fees and expenses incurred by the Agents (including, without limitation, the reasonable fees and expenses of counsel to the Agents) in connection with the preparation, negotiation, execution and delivery of this Joinder and related documents.

6.	Miscellaneous.

(a)

This Joinder may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

(b)

This Joinder and the other Loan Documents and instruments referred to herein express the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)

Any determination that any provision of this Joinder or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Joinder.

(d)

The New [Borrower/Guarantor] warrants and represents that the New [Borrower/Guarantor] is not relying on any representations or warranties of the Administrative Agent, the Collateral Agent or the other Credit Parties or their counsel in entering into this Joinder.

(e)

THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

[SIGNATURE PAGES FOLLOW]

5

          IN WITNESS WHEREOF, each of the undersigned has caused this Joinder to be duly executed and delivered by its proper and duly authorized officer as of the date set forth below.

NEW [BORROWER/GUARANTOR]:

[______________________________]

By:

Name:

Title:

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:

Name:

Title:

COLLATERAL AGENT:

BANK OF AMERICA, N.A.

By:

Name:

Title:

Signature Page to Joinder Agreement

Supplemental Schedules to Loan Documents

[see attached]

Joinder Agreement